Filed Pursuant to Rule 497(b)
File No. 333-152457

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

August 26, 2008

Dear RCM Biotechnology Fund Shareholder:

We are proposing to reorganize the RCM Biotechnology Fund (the “Fund”) into the RCM Wellness Fund1. Each share of your Fund would be exchanged at net asset value and on a tax-free basis for shares of the RCM Wellness Fund. The reorganization (the “Merger”) would allow you to continue to invest in a fund managed by RCM Capital Management LLC with an investment objective of long-term capital appreciation. The Wellness Fund normally invests primarily in wellness-related companies, which are companies in the healthcare industry and companies that provide products and services that promote or aid in achieving a healthy lifestyle. Please see the “Overview” and Appendix B in the accompanying Prospectus/Proxy Statement for more information about the investment strategies of the Wellness Fund.

We expect the proposed Merger of your Fund will offer you the following advantages:

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Continuity of Fund management.    Both funds are sub-advised by RCM Capital Management LLC (“RCM”), an affiliate of Allianz Global Investors Fund Management LLC, the adviser to both funds (“AGIFM”). The Wellness Fund will be co-managed by Ken H. Tsuboi, CFA, who currently manages both funds, Michael Dauchot, MA, CFA, a current manager of the Wellness Fund and Paul A. Wagner, PhD, CFA, a current manager of the Fund.

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More assets and better prospects for growth.    The Biotechnology Fund has had periods of relative underperformance and has lost assets, calling into question its long-term viability. We believe that because of changes in the marketplace, this situation will continue. We believe that the Wellness Fund will be better positioned to perform well and grow in size, and potentially benefit from possible economies of scale.

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Tax-Free Reorganization.    For federal income tax purposes, the Merger is intended to be tax free. This means that no gain or loss is expected to be recognized by you on the distribution of shares of the Wellness Fund to you in exchange for your Biotechnology Fund shares. The aggregate tax basis of the Wellness Fund shares you receive will be the same as the aggregate tax basis of your Biotechnology Fund shares. The other tax consequences of the Merger, including the possible loss of the Biotechnology Fund’s tax loss carryforwards, are complex and may vary depending on the circumstances. See “Overview—Federal Income Tax Consequences” and “Proposal—Approval of Agreement and Plan of Reorganization” in the Prospectus/Proxy Statement for more details.

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No change in total expense ratios.    The current gross total expense ratio of the Wellness Fund without any waivers or reductions is 0.04% lower than that of the Biotechnology Fund. However, AGIFM has voluntarily reduced the Biotechnology Fund’s advisory fee by 0.10%. This reduction, which, absent the Merger, would continue until December 31, 2008, results in the Biotechnology Fund’s adjusted total expense ratio being 0.06% lower than that of the Wellness Fund during the period of the reduction. To ensure that shareholders of the Biotechnology Fund would not experience an immediate fee increase upon the closing of the Merger, AGIFM has committed to reduce the Wellness Fund’s advisory fee by 0.06% for the period from the closing of the Merger through December 31, 2008. AGIFM has not committed to continue such reduction after December 31, 2008.

1	On or about September 4, 2008, the RCM Healthcare Fund will be known as the RCM Wellness Fund. This Prospectus/Proxy Statement assumes that the name change and the associated changes in investment strategies have already occurred.

What stays the same

While the Merger will bring about some changes, many of the current benefits of your Fund will stay the same:

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Continued access to multiple Allianz and PIMCO Funds.    Like your Fund, the Wellness Fund will generally permit shareholders exchange among the funds that comprise Allianz Funds, Allianz Funds Multi-Strategy Trust and PIMCO Funds.

•	Continued excellent shareholder services. As a shareholder of the Wellness Fund, you will continue to receive the high-level shareholder services you receive as a shareholder of your Fund.

•	Continued commitment to shareholders. AGIFM and its affiliates remain committed to shareholders in terms of fund performance, communications and service.

What changes

While the Wellness Fund and the Biotechnology Fund have the same investment objective of long-term capital appreciation, the Wellness Fund uses different strategies to achieve its goal. These strategies are described in more detail in the Prospectus/Proxy Statement.

Your vote is important

After reviewing the proposal and considering various alternatives, your Board of Trustees unanimously agreed that it is in the best interests of Fund shareholders and voted to approve the Merger, as more fully described in the accompanying Prospectus/Proxy Statement. Now it is your turn to review the proposal and vote. We urge you to read the accompanying Prospectus/Proxy Statement, which contains important information about the proposed Merger and the Wellness Fund.

A special meeting of the shareholders of the Biotechnology Fund will be held at 10:00 a.m., Eastern time, on Tuesday, October 7, 2008, to vote on the proposed Merger. The meeting will be held at the offices of Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105. If you are not able to attend the meeting, please use the enclosed proxy and envelope to cast your vote so that you will be represented.

No matter how many shares you own, your timely vote is important. If you are unable to attend the meeting, please complete, sign, date and mail the enclosed proxy card promptly, in order to avoid the expense of additional mailings or having our proxy solicitor, Computershare, telephone you. If you have any questions regarding the Prospectus/Proxy Statement, please call us at 1-800-426-0107.

Thank you in advance for your participation in this important event.

Sincerely,

E. Blake Moore, Jr.
Managing Director and Chief Executive Officer

Allianz Funds

RCM Biotechnology Fund

1345 Avenue of the Americas

New York, New York 10105

For proxy information, please call 866-612-5817

For account information, please call: 1-800-426-0107

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

October 7, 2008

To the Shareholders of RCM Biotechnology Fund:

Notice is hereby given that a Special Meeting of Shareholders of RCM Biotechnology Fund (the “Biotechnology Fund”) will be held on Tuesday, October 7, 2008, at 10:00 a.m., Eastern time, at the offices of Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105 (the “Meeting”), to consider the following:

1.	To approve or disapprove an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Biotechnology Fund to the RCM Wellness Fund (the “Wellness Fund”), in exchange for shares of the Wellness Fund, and the assumption by the Wellness Fund of all of the liabilities of the Biotechnology Fund, and the distribution of such shares to the shareholders of the Biotechnology Fund in complete liquidation of the Biotechnology Fund, all as described in more detail in the attached Prospectus/Proxy Statement. Both funds are series of Allianz Funds (the “Trust”).

2.	To consider and act upon such other matters as may properly come before the Meeting and any adjourned session thereof.

Shareholders of record on July 30, 2008 are entitled to notice of, and to vote at, the Meeting.

August 26, 2008

By order of the Board of Trustees

E. Blake Moore, Jr.
President

YOUR VOTE IS IMPORTANT

PLEASE RESPOND—YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD(S) IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

Allianz Funds

August 26, 2008

Acquisition of the assets of:	by and in exchange for shares of:

RCM Biotechnology Fund,	RCM Wellness Fund,
a series of Allianz Funds	a series of Allianz Funds
1345 Avenue of the Americas	1345 Avenue of the Americas
New York, New York 10105	New York, New York 10105

The enclosed Prospectus/Proxy Statement relates to the proposed reorganization (the “Merger”) of RCM Biotechnology Fund (the “Biotechnology Fund”) into RCM Wellness Fund (the “Wellness Fund”)1. The Biotechnology Fund and the Wellness Fund are each a series of Allianz Funds (the “Trust”) and are sometimes referred to in this Prospectus/Proxy Statement, collectively, as the “Funds.” The Merger is to be effected through the transfer of all of the assets of the Biotechnology Fund to the Wellness Fund in exchange for shares of beneficial interest of the Wellness Fund (the “Merger Shares”) and the assumption by the Wellness Fund of all of the liabilities of the Biotechnology Fund, followed by the distribution of the Merger Shares to the shareholders of the Biotechnology Fund in liquidation of the Biotechnology Fund. As a result of the proposed transaction, the Biotechnology Fund will cease to be a separate series of the Trust.

Because you are being asked to approve transactions that will result in your holding shares of the Wellness Fund, this document also serves as a Prospectus for the Merger Shares of the Wellness Fund. The Wellness Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in wellness-related companies. The Fund may invest in U.S. and non-U.S. companies, and currently expects the majority of its non-U.S. investments will normally be in Asia and Western Europe. The Fund may invest up to 15% of its assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one emerging market country). The Fund will invest primarily in equity securities. Although the Fund may invest in companies of any market capitalization, the Fund does not intend to invest more than 15% of its assets in companies with market capitalizations below $100 million. The Fund may also invest a significant percentage of its assets in securities issued in initial public offerings (IPOs). See “Overview – Investment Objectives and Policies” and “Additional Information about the Funds” below for a more complete discussion of the Funds’ investment strategies.

The Wellness Fund and the Biotechnology Fund are each non-diversified series of the Trust. The Trust is an open-end series management investment company, organized as a Massachusetts business trust in 1990, that currently consists of thirty-six separate investment series.

This Prospectus/Proxy Statement explains concisely what you should know before investing in the Wellness Fund. Please read it and keep it for future reference.

1	On or about September 4, 2008, the RCM Healthcare Fund will be known as the RCM Wellness Fund. This Prospectus/Proxy Statement assumes that the name change and the associated changes in investment strategies have already occurred.

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The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated herein by reference, which means they are considered legally a part of the Prospectus/Proxy Statement.

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The Trust’s current Prospectus for Class A, Class B and Class C shares of its International/Sector Stock Funds, dated November 1, 2007, and revised January 1, 2008, as supplemented (the “Class A, B and C Prospectus”), but only with respect to information about the Biotechnology Fund contained therein.

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The Trust’s current Prospectus for Class D shares of its International/Sector Stock Funds, dated November 1, 2007, and revised January 1, 2008, as supplemented (the “Class D Prospectus”), but only with respect to information about the Biotechnology Fund contained therein.

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The Trust’s current Statement of Additional Information, dated July 1, 2008, as supplemented from time to time (including the Report of Independent Registered Public Accountants and financial statements with respect to the Funds incorporated by reference therein and the Allianz Funds, Allianz Multi-Strategy Funds and PIMCO Funds Shareholders’ Guide for Class A, B, C and D Shares included therein) (together, the “Allianz Statement of Additional Information”).

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A Statement of Additional Information dated August 26, 2008, relating to the transactions described herein (the “Merger Statement of Additional Information” and, together with the Allianz Statement of Additional Information, the “Statement of Additional Information”).

For a free copy of the Prospectuses, Statement of Additional Information and Shareholder Reports (as defined below), please call 1-800-426-0107, or write to the Trust at the address appearing above. Text-only versions of these documents, as well as proxy materials, can be viewed online or downloaded from the EDGAR database on the SEC’s Internet site at www.sec.gov. You can inspect and copy information about the Funds by visiting the SEC’s Public Reference Room at 450 Fifth Street, N.W., Washington, DC; or at the public reference facilities in its Northeast and Midwest regional offices, at 3 World Financial Center, Suite 400, New York, NY, and 175 W. Jackson Boulevard, Suite 900, Chicago, IL, respectively. You may obtain copies, upon payment of a duplicating fee, by submitting an electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, U.S. Securities and Exchange Commission, Washington, DC 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090. You may need to refer to the Trust’s file number under the Investment Company Act, which is 811-6161.

The Trust makes available its SAI and annual and semi-annual reports, free of charge, on our Web site at www.allianzinvestors.com. You can also visit this Web site for additional information about the Funds.

As used herein, the term “Shareholder Report” refers to: (1) the Annual Report to Class A, Class B and Class C shareholders of the Funds for the year ended June 30, 2007, including the Report of Independent Registered Public Accountants and Financial Statements included therein (the “ABC Annual Report”); (2) the Annual Report to Class D shareholders of the Funds for the year ended June 30, 2007, including the Report of Independent Accountants and Financial Statements included therein (the “Class D Annual Report”); (3) the Semiannual Report to Class A, Class B and Class C shareholders of the Funds for the six months ended December 31, 2007, including the unaudited Financial Statements included therein (the “ABC Semiannual Report”); and (4) the Semiannual Report to Class D shareholders of the Funds for the six months ended December 31, 2007, including the unaudited Financial Statements included therein (the “Class D Semiannual Report”).

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The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of the Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

An investment in the Wellness Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, Federal Reserve Board or any other government agency.

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I. PROSPECTUS/PROXY STATEMENT

A. OVERVIEW

The Board of Trustees of the Trust (the “Trustees”) has unanimously approved the Merger of the Biotechnology Fund into the Wellness Fund. The Merger is proposed to be accomplished pursuant to an Agreement and Plan of Reorganization (the “Merger Agreement”). The completion of these transactions will result in:

•	The termination of the Biotechnology Fund as a separate series of the Trust.

•	Your becoming a shareholder of the Wellness Fund.

Allianz Global Investors Fund Management LLC (“AGIFM”), the investment adviser to each Fund, is proposing the Merger because it believes that changes in the marketplace and the Biotechnology Fund’s relative underperformance will continue to cause the Fund to lose assets, threatening its long-term viability. AGIFM also believes that the Wellness Fund will be better positioned to increase its assets, potentially allowing shareholders of the combined Fund to benefit in the future from economies of scale. See “Background and Reasons for the Proposed Merger” below.

Investment Objectives and Policies.    The investment objectives, policies and restrictions of the Funds are briefly summarized below. See “Additional Information About the Funds—Comparison of Investment Objectives, Policies and Restrictions” below for additional information about the investment policies and restrictions of the Funds.

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Wellness Fund.    The investment objective of the Wellness Fund is long-term capital appreciation. The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in wellness-related companies. The Fund may invest in U.S. and non-U.S. companies, and currently expects the majority of its non-U.S. investments will normally be in Asia and Western Europe. The Fund may invest up to 15% of its assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one emerging market country). The Fund will invest primarily in equity securities. Although the Fund may invest in companies of any market capitalization, the Fund does not intend to invest more than 15% of its assets in companies with market capitalizations below $100 million. The Fund may also invest a significant percentage of its assets in securities issued in initial public offerings (IPOs). The Wellness Fund normally invests in securities of 30 to 60 issuers.

The Fund considers wellness-related companies to include companies in the healthcare industry as well as any other company that provides products or services that promote or aid in achieving a healthy lifestyle (“healthy-lifestyle companies”), in each case as determined by the Fund’s sub-adviser. Companies in the healthcare industry include any company that designs, manufactures, or sells products or services used for or in connection with healthcare or medicine, such as pharmaceutical companies, biotechnology research firms, companies that sell medical products, companies that own or operate healthcare facilities and companies that design, produce or sell medical, dental, and optical products. Healthy-lifestyle companies include, but are not limited to, companies that manufacture or distribute goods or services that promote or support physical fitness, companies whose products or services seek to minimize longer-term acute care through early diagnosis, intervention or prevention,

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companies that manufacture or distribute nutritional supplements or provide products or services to consumers that promote healthy eating habits, and companies that provide products or services associated with supplying clean air, water or food.

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Biotechnology Fund.    The investment objective of the Biotechnology Fund is long-term capital appreciation. The Biotechnology Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies in the biotechnology industry. Although there is no limitation on the market capitalizations of companies in which the Biotechnology Fund will invest, it does not currently intend to invest more than 15% of its assets in biotechnology companies with market capitalizations below $100 million. While the Biotechnology Fund currently expects that, under normal circumstances the majority of its investments will be in companies organized or headquartered in the United States, it may invest up to 25% of its assets in non-U.S. securities and up to 15% of its assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one non-U.S. or emerging market country). The Biotechnology Fund may invest a substantial portion of its assets in securities issued in initial public offerings (IPOs). The Biotechnology Fund normally invests in securities of 30 to 70 issuers.

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Significant Differences in Objectives and Policies.    While both Funds have long-term capital appreciation as their investment objective, the Wellness Fund seeks to achieve this objective by normally investing in wellness-related companies (as defined above) and the Biotechnology Fund seeks to achieve this objective by normally investing in companies in the biotechnology industry. The Biotechnology Fund may invest only up to 25% of its assets in non-U.S. securities; the Wellness Fund does not have such a limit. The Biotechnology Fund normally invests in the securities of 30 to 70 issuers, while the Wellness Fund normally invests in the securities of 30 to 60 issuers.

Investment Advisers.    AGIFM is the investment adviser to each Fund. RCM Capital Management LLC (“RCM”) serves as the sub-adviser to each Fund. RCM is an affiliate of AGIFM’s parent, Allianz Global Investors of America L.P. (“Allianz Global Investors”).

Proposed Transaction.    As a result of the Merger, the Biotechnology Fund will receive a number of Class A, Class B, Class C and Class D Merger Shares of the Wellness Fund equal in value to the value of the net assets of the Biotechnology Fund being transferred and attributable to Class A, Class B, Class C and Class D shares, respectively, of the Biotechnology Fund. Following the transfer:

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Each shareholder of the Biotechnology Fund will receive, on a tax-free basis, a number of full and fractional Class A, Class B, Class C and/or Class D Merger Shares of the Wellness Fund equal in value to the aggregate value of the shareholder’s Class A, Class B, Class C and/or Class D shares of the Biotechnology Fund, respectively.

•	The Biotechnology Fund will cease to be a separate series of the Trust and will liquidate.

Distribution and Share Class Arrangements.    The distribution and share class arrangements of Class A, Class B, Class C and Class D Merger Shares are identical to those of the corresponding classes of shares of the Biotechnology Fund, except where noted below with respect to redemption of Class C shares.

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Class A shares of the Funds are generally sold subject to an initial sales charge (“load”) and are subject to a servicing fee at an annual rate of 0.25% of a Fund’s average daily net assets attributable to its Class A shares. Class A shares are generally not subject to a contingent deferred sales charge (a

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“CDSC”), except in the case of certain purchases of Class A shares without a sales load that are redeemed within 18 months after purchase.

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Class B shares of the Funds are sold at net asset value, without an initial sales charge, but are subject to a CDSC at declining rates if redeemed during the first six years after purchase (the maximum CDSC is imposed on shares redeemed in the first year). Class B shares are subject to servicing and distribution fees at an aggregate annual rate of 1.00% of a Fund’s average daily net assets attributable to its Class B shares. Class B shares convert automatically to Class A shares seven or eight years after purchase depending on when they were purchased.

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Class C shares of the Funds are sold at net asset value, without an initial sales charge, and are subject to a 1.00% CDSC if redeemed within one year after purchase for the Biotechnology Fund, or within eighteen months for the Wellness Fund, except that Class C shares of the Wellness Fund received in the Merger will be subject to a twelve-month CDSC period, not an eighteen-month period. Class C shares are subject to servicing and distribution fees at an aggregate annual rate of 1.00% of a Fund’s average daily net assets attributable to its Class C shares. Class C shares do not automatically convert into another class of shares.

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Class D shares of the Funds are not subject to an initial sales charge or CDSC but are subject to an annual distribution and/or service fee of 0.25% of a Fund’s average daily net assets attributable to its Class D shares.

See Appendix B for more information about the Wellness Fund’s distribution and share class arrangements.

Purchases of Shares.    The purchase arrangements for shares of the Funds are substantially identical. As described in more detail in Appendix B, you may purchase all classes of shares of the Wellness Fund at their net asset value next determined after receipt of your purchase request, plus any applicable sales charges, directly from the Trust (except for Class D shares, which must be purchased through a financial service firm) or through an investor’s financial representative or other financial intermediary. The minimum investment amount for each share class is $5,000.

Exchanges.    You may exchange your shares in the Funds at net asset value for shares of the same class of any other series of the Trust, PIMCO Funds, or Allianz Funds Multi-Strategy Trust, subject to any restrictions on exchanges set forth in the applicable prospectus(es). See “Exchanging Shares” in Appendix B.

Redemptions.    Redemption procedures for the Funds are substantially identical. You may redeem Fund shares on any day the New York Stock Exchange is open at their net asset value next determined after receipt of the redemption request, less any applicable CDSC and/or redemption fee. A redemption fee may apply to any shares that are redeemed or exchanged within 30 days after their acquisition (including acquisition through exchanges). The redemption fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). Class A, B and C shares can be redeemed through a participating broker or by submitting a written redemption request directly to the Fund’s transfer agent for Class A, B and C shares (for non-broker accounts only). Class D shares can be redeemed through the financial service firm through which you purchased the shares. See “Selling Shares—Class A, B and C Shares” and “Selling Shares—Class D Shares” in Appendix B.

Reasons for Approving the Merger and Trustees’ Considerations.    The Trustees unanimously recommend approval of the Merger. Please see “Approval of Agreement and Plan of Reorganization—Background and Reasons for the Proposed Merger” for a description of the factors considered by the Trustees in deciding to approve the Merger and recommend its approval by shareholders.

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Performance Information

The following information allows you to compare the historical performance of the Biotechnology and Wellness Funds. Each Fund reorganized on February 1, 2002 when a corresponding fund of Dresdner RCM Global Funds, Inc. (each, a “DRCM Fund”) reorganized into each respective Fund by transferring substantially all of its assets and liabilities to the respective Fund in exchange for shares of that Fund. For periods prior to February 2, 2002, the following bar charts, the information to their right and the Average Annual Total Returns tables show summary performance information for each DRCM Fund. The information provides some indication of the risks of investing in each Fund by showing changes in the performance of each Fund and each DRCM Fund from year to year and by showing how each Fund’s and each DRCM Fund’s average annual returns compare with the returns of a broad-based securities market index and a performance average of other similar mutual funds. The bar charts and the information to their right show performance of each Fund’s Class D shares. Although Class A, B and C shares would have similar annual returns (because all of each Fund’s shares represent interests in the same portfolio of securities for that Fund), Class A, B and C performance would be lower than Class D performance because of the lower expenses and no sales charges paid by Class D shares of that Fund. For periods prior to the inception of the Funds’ Class A, B and C shares (2/5/02), performance information shown in the tables for those classes is based on the performance of the corresponding DRCM Fund’s Class D shares. The prior Class D performance has been adjusted to reflect the actual sales charges, distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The performance shown for the Wellness Fund represents performance under the Fund’s previous investment strategies and the Fund would not necessarily have achieved the performance results shown under its current strategies. The Funds’ past performance, before and after taxes, is not necessarily an indication of how the Funds will perform in the future.

Biotechnology Fund

Calendar Year Total Returns—Class D

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More Recent Return Information	Highest and Lowest Quarter Returns
1/1/08-6/30/08 -5.76%	(for periods shown in the bar chart)
	Highest (10/1/99-12/31/99)			65.42%
	Lowest (1/1/01-3/31/01)			-34.52%

Average Annual Total Return (for periods ended 12/31/07)
	1 year	5 years	10 years	Fund Inception (12/30/97)(5)
Class A	-3.28%	8.10%	11.66%	11.65%
Class B	-3.39%	8.23%	11.61%	11.61%
Class C	0.57%	8.52%	11.44%	11.44%
Class D—Before Taxes(1)	2.39%	9.33%	12.33%	12.33%
Class D—After Taxes on Distributions(1)	2.39%	9.33%	11.42%	11.41%
Class D—After Taxes on Distributions & Sale of Fund Shares(1)	1.55%	8.13%	10.40%	10.40%
S&P 500 Index(2)	5.49%	12.83%	5.91%	5.91%
NASDAQ Biotechnology Index(3)	4.58%	10.94%	10.66%	10.66%
Lipper Health/Biotechnology Funds Average(4)	8.84%	12.31%	9.12%	9.12%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class D shares only. After-tax returns for Classes A, B, and C will vary.
(2)	The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
(3)	The NASDAQ Biotechnology Index represents the largest and most actively traded NASDAQ biotechnology stocks and includes companies that are primarily engaged in using biomedical research for the discovery or development of novel treatments or cures for human diseases. It is a capitalization weighted index. It is not possible to invest directly in the index.
(4)	The Lipper Health/Biotechnology Funds Average is a total return performance average of funds tracked by Lipper, Inc. that normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. It does not take into account sales charges.
(5)	The Fund began operations on 12/30/97. Index comparisons begin on 12/31/97.

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Wellness Fund

Calendar Year Total Returns—Class D

More Recent Return Information	Highest and Lowest Quarter Returns
1/1/08-6/30/08 -10.26%	(for periods shown in the bar chart)
	Highest (10/1/99-12/31/99)			39.42%
	Lowest (1/1/01-3/31/01)			-24.43%

Average Annual Total Returns (for periods ended 12/31/07)
	1 year	5 years	10 years	Fund Inception (12/30/96)(5)
Class A	3.98%	9.15%	10.58%	12.21%
Class B	4.21%	9.26%	10.54%	12.17%
Class C	8.26%	9.55%	10.38%	11.95%
Class D—Before Taxes(1)	10.04%	10.36%	11.25%	12.84%
Class D—After Taxes on Distributions(1)	10.04%	10.36%	10.24%	11.48%
Class D—After Taxes on Distributions & Sale of Fund Shares(1)	6.52%	9.04%	9.36%	10.58%
S&P 500 Index(2)	5.49%	12.83%	5.91%	8.15%
S&P 500 Health Care Index(3)	7.15%	7.49%	6.09%	9.06%
Lipper Health/Biotechnology Funds Average(4)	8.84%	12.31%	9.12%	10.01%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class D shares only. After-tax returns for Classes A, B and C will vary.
(2)	The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
(3)	The S&P 500 Health Care Index is a market capitalization weighted index that represents the Health Care sector performance of the S&P 500 Index. It is not possible to invest directly in the index.
(4)	The Lipper Health/Biotechnology Funds Average is a total return performance average of funds tracked by Lipper, Inc. that normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. It does not take into account sales charges.

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(5)	The Fund began operations on 12/30/96. Index comparisons begin on 12/31/96.

Operating Expenses.    The following tables allow you to compare the sales charges, if applicable, advisory and administrative fees and other expenses of the Biotechnology Fund and the Wellness Fund and to analyze the estimated pro forma expenses that AGIFM estimates the Wellness Fund will bear in the first year following the Merger. The current total expense ratio of the RCM Wellness Fund is 0.04% lower than that of the RCM Biotechnology Fund: the RCM Wellness Fund’s advisory fee rate is lower (by 0.10%) and administrative fee rate higher (by 0.05%) than those of the RCM Biotechnology Fund, and the RCM Wellness Fund had approximately 0.01% in interest expense during the fiscal year ending June 30, 2007 while the RCM Biotechnology Fund did not. However, AGIFM has voluntarily reduced the RCM Biotechnology Fund’s advisory fee by 0.10%. This reduction, which, absent the reorganization, would continue until December 31, 2008, results in the RCM Biotechnology Fund’s adjusted total expense ratio being 0.06% lower than that of the RCM Wellness Fund during the period of the reduction. To ensure that shareholders of the Acquired Fund would not experience an immediate fee increase upon the closing of the Merger, AGIFM has committed to reduce the Acquiring Fund’s advisory fee by 0.06% for the period from the closing of the Merger through December 31, 2008. AGIFM has not committed to continue such reduction after December 31, 2008. These tables and the footnotes below summarize the following information:

•	Expenses that the Biotechnology Fund incurred in the fiscal year ended June 30, 2007, updated to reflect current expense reductions.

•	Expenses that the Wellness Fund incurred in the fiscal year ended June 30, 2007, updated to reflect current expense reductions.

•

Expenses that AGIFM estimates the Wellness Fund would have incurred in the fiscal year ended June 30, 2007, after giving effect to the proposed Merger on a pro forma combined basis, assuming the Merger had occurred as of July 1, 2006. The actual expenses incurred by the Wellness Fund subsequent to the Merger may be higher than the pro forma figures shown to the extent that the Wellness Fund incurs a higher level of expenses in future periods.

Sales charges are paid directly by shareholders to Allianz Global Investors Distributors LLC, the Funds’ distributor. Annual Fund Operating Expenses are deducted from each Fund’s assets. They include management fees, Rule 12b-1 fees (if applicable), and administrative and other expenses.

	Current Expenses Biotechnology Fund	Current Expenses Wellness Fund	Pro forma Expenses Wellness Fund
CLASS A SHARES
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	5.50%	5.50%
Maximum contingent deferred sales charge (load) (as a percentage of original purchase price)[1]	1.00%	1.00%	1.00%
Redemption Fee (as a percentage of exchange price or amount redeemed)[2]	2.00%	2.00%	2.00%

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	Current Expenses Biotechnology Fund	Current Expenses Wellness Fund	Pro forma Expenses Wellness Fund
Annual Fund Operating Expenses (expenses deducted from Fund Assets) (as a percentage of average net assets)[3]
Advisory Fee	0.90%[4]	0.80%[4]	0.80%[4]
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.41%[5]	0.47%[5]	0.46%[5]
Total Annual Fund Operating Expenses	1.56%	1.52%	1.51%

CLASS B SHARES
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum contingent deferred sales charge (load) (as a percentage of original purchase price)[6]	5.00%	5.00%	5.00%
Redemption Fee (as a percentage of exchange price or amount redeemed)[2]	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses deducted from Fund Assets) (as a percentage of average net assets)[3]
Advisory Fee	0.90%[4]	0.80%[4]	0.80%[4]
Distribution and/or Service (12b-1) Fees[7]	1.00%	1.00%	1.00%
Other Expenses	0.41%[5]	0.47%[5]	0.46%[5]
Total Annual Fund Operating Expenses	2.31%	2.27%	2.26%

CLASS C SHARES
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum contingent deferred sales charge (load) (as a percentage of original purchase price)[8]	1.00%	1.00%	1.00%
Redemption Fee (as a percentage of exchange price or amount redeemed)[2]	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses deducted from Fund Assets) (as a percentage of average net assets)[3]
Advisory Fee	0.90%[4]	0.80%[4]	0.80%[4]
Distribution and/or Service (12b-1) Fees[7]	1.00%	1.00%	1.00%
Other Expenses	0.41%[5]	0.47%[5]	0.46%[5]
Total Annual Fund Operating Expenses	2.31%	2.27%	2.26%

CLASS D SHARES
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum contingent deferred sales charge (load) (as a percentage of original purchase price)	None	None	None
Redemption Fee (as a percentage of exchange price or amount redeemed)[2]	2.00%	2.00%	2.00%

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	Current Expenses Biotechnology Fund	Current Expenses Wellness Fund	Pro forma Expenses Wellness Fund
Annual Fund Operating Expenses (expenses deducted from Fund Assets) (as a percentage of average net assets)[3]
Advisory Fee	0.90%[4]	0.80%[4]	0.80%[4]
Distribution and/or Service (12b-1) Fees[9]	0.25%	0.25%	0.25%
Other Expenses	0.41%[5]	0.47%[5]	0.46%[5]
Total Annual Fund Operating Expenses	1.56%	1.52%	1.51%

1	Imposed only in certain circumstances where Class A Shares are purchased without a front-end sales charge at the time of purchase.
2	The Redemption Fee may apply to any shares that are redeemed or exchanged within 30 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Selling Shares—Class A, B and C Shares” and “How to Buy and Sell Shares—Selling Shares—Class D Shares” in Appendix B.
3	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
4	Effective January 1, 2007, the Biotechnology Fund’s 0.90% advisory fee was reduced by 0.05%, to 0.85%. In addition, effective October 1, 2007, the Biotechnology Fund’s advisory fee was further reduced by 0.05% to 0.80%. These advisory fee reductions will continue until December 31, 2008, but AGIFM has not committed to continue them past such date. The resulting blend of these fees for the fiscal year ended June 30, 2007 was 0.88%. From January 1, 2007 through December 31, 2007, the Wellness Fund’s 0.80% advisory fee was reduced by 0.05%, to 0.75%. This reduction did not continue after December 31, 2007. The resulting blend of these fees for the fiscal year ended June 30, 2007 was 0.78%. AGIFM has committed to reduce the Wellness Fund’s advisory fee by 0.06% for the period from the closing of the Merger through December 31, 2008. AGIFM has not committed to continue such reductions after December 31, 2008.
5	Other Expenses for the Biotechnology Fund reflects a 0.40% Administrative Fee paid by each class and approximately 0.01% in trustees’ and shareholder meeting/proxy expenses incurred during the most recent fiscal year. Other Expenses for the Wellness Fund reflects a 0.45% Administrative Fee paid by the class and approximately 0.02% in interest, trustees’ and shareholder meeting/proxy expenses incurred during the most recent fiscal year. Other expenses for the Combined Fund reflects a 0.45% Administrative Fee that will be paid by the class and an estimated 0.01% in other expenses that would have been paid by the class during the most recent calendar year had the Merger taken place on July 1, 2006. The Administrative Fee rate for each Fund is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $500 million, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $5 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $7.5 billion and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $10 billion.
6	The maximum CDSC on Class B shares is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B and Class C Shares” in Appendix B.
7

Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the

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maximum front-end sales charges permitted by relevant rules of the Financial Industry Regulatory Authority (“FINRA” which was formerly the National Association of Securities Dealers, Inc.).
8	The CDSC on Class C shares is imposed only on shares redeemed in the first year for the Biotechnology Fund and first 18 months for the Wellness Fund.
9	Each Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement for each Fund may be Distribution and/or Service (12b-1) Fees. The Biotechnology Fund currently pays a total of 0.65% per year under the administration agreement, the Wellness Fund currently pays a total of 0.70% per year under the administration agreement and after the Merger will continue to pay a total of 0.70% per year under the administration agreement, regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Each Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of FINRA. To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of FINRA.

Examples.    The following Examples are intended to help you compare the cost of investing in the Biotechnology Fund with the cost of investing in the Wellness Fund and the cost of investing in other mutual funds. The Examples, which are based on the Total Annual Fund Operating Expenses shown above, assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Funds’ operating expenses remain the same. The Examples do not take into account the management fee waivers discussed in footnote 4 above. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The examples do not take into account the management fee waivers discussed in footnote 4 above.

Example.    Assuming you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A Shares:
RCM Biotechnology Fund (Current)	$700	$1,016	$1,353	$2,304
RCM Wellness Fund (Current)	$696	$1,004	$1,333	$2,263
RCM Wellness Fund (Pro forma)	$695	$1,001	$1,328	$2,252

Class B Shares:
RCM Biotechnology Fund (Current)	$734	$1,021	$1,435	$2,352
RCM Wellness Fund (Current)	$730	$1,009	$1,415	$2,325
RCM Wellness Fund (Pro forma)	$729	$1,006	$1,410	$2,318

Class C Shares:
RCM Biotechnology Fund (Current)	$334	$721	$1,235	$2,646
RCM Wellness Fund (Current)	$330	$709	$1,215	$2,605
RCM Wellness Fund (Pro forma)	$329	$706	$1,210	$2,595

Class D Shares:
RCM Biotechnology Fund (Current)	$159	$493	$850	$1,856
RCM Wellness Fund (Current)	$155	$480	$829	$1,813
RCM Wellness Fund (Pro forma)	$154	$477	$824	$1,802

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Example.    Assuming you do not redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A Shares:
RCM Biotechnology Fund (Current)	$700	$1,016	$1,353	$2,304
RCM Wellness Fund (Current)	$696	$1,004	$1,333	$2,263
RCM Wellness Fund (Pro forma)	$695	$1,001	$1,328	$2,252

Class B Shares:
RCM Biotechnology Fund (Current)	$234	$721	$1,235	$2,352
RCM Wellness Fund (Current)	$230	$709	$1,215	$2,325
RCM Wellness Fund (Pro forma)	$229	$706	$1,210	$2,318

Class C Shares:
RCM Biotechnology Fund (Current)	$234	$721	$1,235	$2,646
RCM Wellness Fund (Current)	$230	$709	$1,215	$2,605
RCM Wellness Fund (Pro forma)	$229	$706	$1,210	$2,595

Class D Shares:
RCM Biotechnology Fund (Current)	$159	$493	$850	$1,856
RCM Wellness Fund (Current)	$155	$480	$829	$1,813
RCM Wellness Fund (Pro forma)	$154	$477	$824	$1,802

The Administrative Fee arrangements and the Distribution Fee arrangements for the Wellness Fund are discussed further under “Additional Information About the Funds” below. For information about the expenses associated with the Merger, see “Proposal—Approval of Agreement and Plan of Reorganization—Information About the Merger.”

Federal Income Tax Consequences

For federal income tax purposes, the Merger of the Biotechnology Fund into the Wellness Fund is expected to be a tax-free reorganization. This means that no gain or loss is expected to be recognized by the Biotechnology Fund or its shareholders directly as a result of the Merger, and the aggregate tax basis of the Merger Shares received by each Biotechnology Fund shareholder will be the same as the aggregate tax basis of the shareholder’s Biotechnology Fund shares. However, it is currently expected that a substantial portion of the portfolio assets held by the Biotechnology Fund will be sold in connection with its Merger into the Wellness Fund. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Biotechnology Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the Biotechnology Fund’s shareholders as capital-gain dividends (to the extent of net realized long-term capital gains distributed) or ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders. Furthermore, since the Merger will end the tax year of the Biotechnology Fund, it may accelerate distributions from the Biotechnology Fund to its shareholders. Specifically, the Biotechnology Fund will recognize any net investment company taxable income and any net capital gains, including gains realized on the disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), in the short tax year ending on the date of the Merger, and will declare and pay a distribution of such income and such gains to its shareholders on or before that date. At any time prior to the consummation of the Merger, a shareholder may redeem shares, likely resulting in the current recognition of gain or loss to such shareholder for federal income tax purposes.

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The Wellness Fund’s ability to use the pre-Merger losses of the Funds to offset post-Merger gains on the combined Fund will be limited as a result of the Merger due to the application of loss limitation rules under federal tax law. If the Biotechnology Fund should become the smaller of the two Funds prior to the Merger (for example, if the Biotechnology Fund is subject to a greater level of redemptions or due to changes in the relative values of the Funds’ respective portfolio securities), its more significant capital loss carryforwards will go into “loss limitation,” and the combined Fund will only be able to use a small fraction of those losses to offset gains. If the Biotechnology Fund remains the larger of the two Funds, the impact of the loss-limitation rules will be more modest, although not without effect. As a result of the application of this and other loss limitation rules, the Biotechnology Fund shareholders could receive more distributions and pay more taxes, or pay taxes sooner, than they would have if the Merger had not occurred. For more information about the federal income tax consequences of the Merger, see “Approval of Merger Agreement—Information About the Merger—Federal Income Tax Consequences.”

Principal Risk Factors

Because the Funds have identical investment objectives and similar (although not identical) investment strategies, the principal risks of investing in the Funds are also similar. The principal risks of the Funds are summarized below and are identical except as noted under “Focused Investment Risk.” Each Fund may be subject to additional principal risks and risks other than those described below because the types of investments made by each Fund can change over time. The sections captioned “Characteristics and Risks of Securities and Investment Techniques” in the Prospectuses and “Investment Objectives and Policies” in the Statement of Additional Information include more information about the Funds, their investments and the related risks, and are incorporated in this Prospectus/Proxy Statement by reference. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money on investments in the Funds.

Market Risk.    The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Each of the Funds normally invests most of its assets in common stocks and/or other equity securities. A principal risk of investing in each Fund is that the investments in its portfolio will decline in value due to factors affecting securities markets generally or particular industries represented in those markets. The values of securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that disproportionately affect a particular industry or industries, group of related industries or sector, such as labor shortages or increased production costs and competitive conditions within an industry or sector. Equity securities generally have greater price volatility than fixed income securities.

Issuer Risk.    The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Equity Securities.    Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities may take the form of shares of common stock of a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. In addition to common stocks, equity securities include, among other things, preferred stocks, convertible securities and warrants. The value of a company’s equity securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. The value of an equity security may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in

15

production costs. The value of a company’s equity securities may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, because a company’s equity securities rank junior in priority to the interests of bond holders and other creditors, a company’s equity securities will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

The Funds may invest in equity securities of companies that their portfolio managers believe will experience relatively rapid earnings growth (growth securities) or that their portfolio managers believe are selling at a price lower than their true value (value securities). Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the value of growth securities may be more sensitive to changes in current or expected earnings than the value of other securities. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.

Smaller Company Risk.    The general risks associated with investing in equity securities and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Companies with medium-sized market capitalizations also have substantial exposure to these risks.

Liquidity Risk.    The Funds are subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring a Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, non-U.S. securities, Rule 144A securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Focused Investment Risk.    Focusing Fund investments in a small number of issuers, industries, foreign currencies or regions increases risk. Funds that are “non-diversified” because they may invest a significant portion of their assets in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund’s net asset value. Some of those issuers may also present substantial credit or other risks. In addition, the Funds may be subject to increased risk to the extent they focus their investments in securities denominated in a particular foreign currency or in a narrowly defined geographic area outside the United States. Similarly, a fund that focuses its investments in a certain type of issuer (e.g., biotechnology and/or healthcare) is particularly vulnerable to events affecting such type of issuer. For example, because the Wellness Fund concentrates its assets in the healthcare industry, it is subject to the specific risks associated with that industry, including rapid obsolescence of products and services, patent expirations, risks associated with new regulations and changes to existing regulations, changes in government subsidy and reimbursement levels, and risks associated with the governmental approval process. The Biotechnology Fund may also be subject to these risks, although possibly to a different degree.

Non-U.S. Investment Risk.    A Fund that invests in non-U.S. securities may experience more rapid and extreme changes in value than funds that invest exclusively in securities of U.S. issuers or securities that trade

16

exclusively in U.S. markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of non-U.S. securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, market disruption, political changes, security suspensions or diplomatic developments could adversely affect a Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in non-U.S. securities. To the extent that a Fund invests a significant portion of its assets in a particular currency or a narrowly-defined area such as Europe, Asia or South America, the Fund will generally have more exposure to regional economic risks, including weather emergencies and natural disasters, associated with non-U.S. investments. Adverse developments in certain regions can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, special U.S. and non-U.S. tax considerations may apply to a Fund’s investment in foreign securities. The Wellness Fund may have greater exposure to this risk than the Biotechnology Fund because it may invest a higher percentage of its assets in non-U.S. securities.

Emerging Markets Risk.    A Fund that invests in non-U.S. securities may experience more rapid and extreme changes in value than a Fund that invests exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. See “Non-U.S. Investment Risk” above. Non-U.S. investment risk may be particularly high to the extent that a Fund invests in emerging market securities, that is, securities of issuers tied economically to countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed foreign countries. In addition, the risks associated with investing in a narrowly defined geographic area (discussed above under “Non-U.S. Investment Risk” and “Focused Investment Risk”) are generally more pronounced with respect to investments in emerging market countries. Funds may also be subject to this risk if they invest in derivatives or other securities or instruments whose value or returns are related to the value or returns of emerging market securities.

Derivatives Risk.    The Funds may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are referenced under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in the Prospectuses and described in more detail under “Investment Objectives and Policies” in the Statement of Additional Information. The Funds may (but are not required to) use derivatives as part of a strategy designed to reduce exposure to other risks, such as risks associated with changes in interest rates or currency risk. The Funds may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk, and to gain exposure to issuers, indices, sectors, currencies and/or geographic regions. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, a Fund’s use of derivatives may increase or accelerate the amount of taxes payable by shareholders. A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful.

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Leveraging Risk.    Leverage, including borrowing, will cause the value of a Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. The use of derivatives and short sales may also involve leverage. The use of leverage may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not “against the box,” could theoretically be subject to unlimited losses in cases where a Fund, for any reason, is unable to close out the transaction. In addition, to the extent a Fund borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the Fund’s investment income, resulting in greater losses.

Currency Risk.    Funds that invest directly in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies, are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Credit Risk.    The Funds are subject to credit risk. This is the risk that the issuer or the guarantor of a fixed-income security (including a security purchased with securities lending cash collateral), or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

Management Risk.    Each Fund is subject to management risk because it is an actively managed investment portfolio. AGIFM and RCM and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

Turnover Risk.    A change in the securities held by a Fund is known as “portfolio turnover.” The Funds are particularly susceptible to this risk. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals), and may adversely impact a Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. Each Fund may experience increased turnover as a result of the Merger.

IPO Risk.    The Funds may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for

18

example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

B. PROPOSAL—APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

You are being asked to approve the Merger of the Biotechnology Fund into the Wellness Fund. The Merger is proposed to take place pursuant to an Agreement and Plan of Reorganization between the Biotechnology Fund and the Wellness Fund (the “Merger Agreement”), a form of which is attached to this Prospectus/Proxy Statement as Appendix A.

The Merger Agreement provides, among other things, for the transfer of all of the assets of the Biotechnology Fund to the Wellness Fund in exchange for (i) the assumption by the Wellness Fund of all of the liabilities of the Biotechnology Fund and (ii) the issuance to the Biotechnology Fund of Class A, Class B, Class C and Class D Shares of the Wellness Fund (“Merger Shares”), followed by the distribution of those shares to the shareholders of the Biotechnology Fund in liquidation of the Biotechnology Fund, all as more fully described below under “Information About the Merger.”

Upon liquidation of the Biotechnology Fund, you will receive a number of full and fractional Class A, Class B, Class C and/or Class D Merger Shares equal in value at the date of the exchange to the aggregate value of your Class A, Class B, Class C and/or Class D shares of the Biotechnology Fund, respectively.

Trustees’ Recommendation.    The Trustees have voted unanimously to approve the proposed Merger and to recommend that shareholders of the Biotechnology Fund also approve the Merger.

Required Shareholder Vote.    At the meeting of shareholders of the Biotechnology Fund, 30% of the shares of the Biotechnology Fund outstanding as of July 30, 2008 (the “Record Date”), present in person or represented by proxy, constitutes a quorum for the transaction of business for the Fund. However, as required by the Investment Company Act of 1940, as amended (the “1940 Act”), approval of the Merger will require the affirmative vote of the lesser of:

•	67% or more of the shares present at the meeting or represented by proxy, if more than 50% of the shares are present or represented by proxy, and

•	more than 50% of the Biotechnology Fund’s shares.

Therefore, in order for the Merger to be approved, more than 50% of the Biotechnology Fund’s shares must be present at the meeting or represented by proxy.

A shareholder of the Biotechnology Fund objecting to the proposed Merger is not entitled under Massachusetts law or the Fifth Amended and Restated Agreement and Declaration of Trust of the Trust (the “Declaration of Trust”) to demand payment for or an appraisal of his or her Biotechnology Fund shares if the Merger is consummated over his or her objection. You may, however, redeem your shares at any time prior to the Merger and, if the Merger is consummated, you will still be free at any time to redeem your Merger Shares, for cash at net asset value (less any applicable CDSC and/or redemption fee) at the time of such redemption, or to exchange your Merger Shares as described under “Exchanging Shares” in “Appendix B—Information About the Wellness Fund.”

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The Merger is subject to a number of conditions. In the event that the Merger is not approved by the shareholders of the Biotechnology Fund, the Biotechnology Fund will continue to be managed as a separate fund in accordance with its current investment objective and policies, and the Trustees may consider other alternatives, including the liquidation of the Biotechnology Fund. See “Background and Reasons for the Proposed Merger” below.

Background and Reasons for the Proposed Merger

At a meeting held on June 5, 2008, the Trustees, including the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), determined that the Merger would be in the best interests of both Funds, and that the interests of such shareholders would not be diluted as a result of effecting the Merger. The Trustees have unanimously approved the proposed Merger and have recommended its approval by shareholders.

The principal factors considered by the Trustees in determining to approve the Merger were as follows:

•

AGIFM’s stated belief that because of changes in the marketplace and the Biotechnology Fund’s relative underperformance, the Biotechnology Fund would continue to lose assets, threatening its long-term viability. The Trustees also considered alternatives to the Merger and took note of AGIFM’s representation that if the Merger does not occur, AGIFM would likely recommend the liquidation of the Fund in the near term.

•

The Merger would allow Biotechnology Fund shareholders to continue to invest in a mutual fund managed by RCM, and that shareholders who did not wish to invest in the Wellness Fund could redeem their shares before or after the Merger. The Trustees also noted the similarities in portfolio management personnel between the Biotechnology Fund and the Wellness Fund, as described under “Additional Information about the Funds—Advisory and Sub-Advisory Arrangements and Fees.”

•	AGIFM’s belief that the Wellness Fund will be better positioned to increase its assets, potentially allowing shareholders of the combined Fund to benefit in the future from economies of scale.

•

The fees and expenses of the Funds, as described in more detail above under “Operating Expenses.” The Trustees noted that, to ensure that shareholders of the Biotechnology Fund would not experience an immediate fee increase upon the closing of the Merger, AGIFM has committed to reduce the Wellness Fund’s advisory fee by 0.06% for the period from the closing of the Merger through December 31, 2008.

•

The historical and pro forma tax attributes of the Funds, the effect of the Merger on certain tax losses of the Funds (see “Federal Income Tax Consequences” below) and the fact that the Merger is expected to be a tax-free reorganization. The Trustees considered the potentially less favorable tax attributes of the combined fund under a range of circumstances, and determined that any such impact was likely to be outweighed by benefits to shareholders resulting from the Merger. In considering the possible loss of the Biotechnology Fund’s significant tax loss carryforwards, the Trustees considered the fact that the ability to use those loss carryforwards expires over time, with a significant portion of those carryforwards set to expire by the end of the 2010 fiscal year, and whether the Biotechnology Fund would realize a sufficient amount of capital gains in time to use such losses to offset gains. The Trustees also considered the fact that a liquidation would be a taxable event for shareholders.

•

The fact that all legal and accounting fees and expenses, printing and other fees and expenses incurred in connection with the consummation of the transactions contemplated by the Merger Agreement (other than brokerage and other transaction costs and similar expenses, as described below) will be borne by AGIFM or its affiliates, and not by the Funds.

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As noted above, the Trustees also considered information from AGIFM relating to the comparative net operating results of the Funds, the historical and pro forma tax attributes of the Funds, and the effect of the Merger on certain tax losses of the Funds. Using (i) information as of December 31, 2007 (in the first three columns) and (ii) estimates in a scenario where the Biotechnology Fund becomes the smaller of the two Funds prior to the Merger (in the last column), the realized and unrealized gains and losses of the Funds’ securities, the capital loss carryforwards of the Funds, and the “net losses” (defined as capital loss carryforwards as adjusted by year-to-date net realized gains or losses and current unrealized gains or losses) of each Fund and the combined Fund would have been as follows:1

	Biotechnology Fund	Wellness Fund	Combined Fund	Combined Fund
			(if the Merger had occurred on December 31, 2007)	(if the Biotechnology Fund becomes the smaller fund prior to the Merger)
Net assets	$102.51	$83.81	$186.32	$140.5
Net operating income (loss)	$(0.74)	$(0.38)	$(1.12)	$(1.12)
YTD Net realized gain (loss)	$13.38	$2.06	$15.44	$15.44
YTD Net unrealized gain (loss)	$5.14	$5.90	$11.04	$11.04
Capital loss carryforwards	$(343.69)	$(11.60)	$(352.25)[2]	$(18.6)[3]
Net losses[4]	$(338.55)	$(5.7)	$(341.21)[2]	$(7.56)[3]

Additional comparative financial information for the Funds is included in the Merger Statement of Additional Information, and is incorporated herein by reference.

1	The figures that appear for the Biotechnology Fund, the Wellness Fund, and the “Combined Fund (if the Merger had occurred on December 31, 2007) are based on data as of December 31, 2007, and do not reflect substantial changes in the Funds’ sizes that have occurred since that time. The figures for the “Combined Fund (if the Biotechnology Fund becomes the smaller fund prior to the Merger)” represent a scenario in which the Biotechnology Fund becomes smaller than the Wellness Fund prior to the Merger (for example, if the Biotechnology Fund is subject to a greater level of redemptions or due to changes in the relative values of the Funds’ respective portfolio securities), in which case the Biotechnology Fund’s much greater capital loss carryforwards would go into “loss limitation” under the Internal Revenue Code of 1986 (the “Code”). These figures were calculated using unaudited book figures and do not predict the actual consequences of the Merger. The figures are based on various assumptions, including the recognition of all realized and unrealized gains and losses and the applicability of annual limitations to the capital loss carryforwards of each Fund over the average lives of such carryforwards. As of July 11, 2008, the net assets of the Funds were as follows: $69.83 million for the Wellness Fund and $87.75 million for the Biotechnology Fund.
2	The actual figures for the combined Fund may differ substantially, especially if the Biotechnology Fund shrinks in size to become smaller than the Wellness Fund before the Merger. In that case, the capital loss carryforwards available to the combined fund would be greatly reduced, as is reflected in the column labeled, “Combined Fund (if the Biotechnology Fund becomes the smaller fund prior to the Merger).”
3	These figures represent an estimate of the results of the Merger if prior to the Merger the Biotechnology Fund becomes smaller than the Wellness Fund and thus goes into “loss limitation.” These figures assume a Wellness Fund net asset value of $71.5 million and a Biotechnology Fund net asset value of $69 million prior to the Merger. These figures also assume that the year-to-date net realized gains figures and the current net unrealized gains figures of 12/31/07 do not change prior to the Merger. These figures do not predict the actual consequences of the Merger.
4	Includes net realized gains (or losses) and assumes the recognition of net unrealized gains (or losses).

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Information About the Merger

Merger Agreement.    The Merger Agreement provides that the Wellness Fund will acquire all of the assets of the Biotechnology Fund in exchange for the assumption by the Wellness Fund of all of the liabilities of the Biotechnology Fund and for the distribution to the Biotechnology Fund’s shareholders of the Class A, Class B, Class C and Class D Merger Shares, all as of the Exchange Date (as defined in the Agreement). If the Merger is approved by shareholders of the Biotechnology Fund, it is expected the Exchange Date will occur on or about October 20, 2008. The following discussion of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, the form of which is attached as Appendix A to this Prospectus/Proxy Statement.

The Biotechnology Fund will transfer all of its assets to the Wellness Fund, and, in exchange, the Wellness Fund will assume all of the liabilities of the Biotechnology Fund and deliver to the Biotechnology Fund (i) a number of full and fractional Class A Merger Shares having an aggregate net asset value equal to the value of the assets of the Biotechnology Fund attributable to its Class A shares less the value of the Biotechnology Fund’s liabilities attributable to its Class A shares, (ii) a number of full and fractional Class B Merger Shares having an aggregate net asset value equal to the value of the assets of the Biotechnology Fund attributable to its Class B shares less the value of the Biotechnology Fund’s liabilities attributable to its Class B shares, (iii) a number of full and fractional Class C Merger Shares having an aggregate net asset value equal to the value of the assets of the Biotechnology Fund attributable to its Class C shares less the value of the Biotechnology Fund’s liabilities attributable to its Class C shares and (iv) a number of full and fractional Class D Merger Shares having an aggregate net asset value equal to the value of the assets of the Biotechnology Fund attributable to its Class D shares less the value of the Biotechnology Fund’s liabilities attributable to its Class D shares.

Immediately following the Exchange Date, the Biotechnology Fund will, in liquidation of the Biotechnology Fund, distribute pro rata to its shareholders of record as of the close of business on the Exchange Date the full and fractional Merger Shares received by the Biotechnology Fund, with Class A Merger Shares being distributed to holders of Class A shares of the Biotechnology Fund, Class B Merger Shares being distributed to holders of Class B shares of the Biotechnology Fund, Class C Merger Shares being distributed to holders of Class C shares of the Biotechnology Fund and Class D Merger Shares being distributed to holders of Class D shares of the Biotechnology Fund. As a result of the proposed transaction, each holder of Class A, Class B, Class C and Class D of the Biotechnology Fund would receive a number of full and fractional Class A, Class B, Class C and Class D Merger Shares equal in aggregate value at the Exchange Date to the value of the Class A, Class B, Class C and Class D shares, respectively, of the Biotechnology Fund held by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of the Wellness Fund in the names of the Biotechnology Fund shareholders, each account holding the respective number of full and fractional Class A, Class B, Class C and/or Class D Merger Shares due such shareholder. New certificates for Merger Shares will not be issued. Shareholders of the Biotechnology Fund holding certificates for shares will be sent instructions on how they will be able to exchange those certificates for certificates representing shares of the Wellness Fund.

The consummation of the Merger is subject to the conditions set forth in the Merger Agreement and the approval of the shareholders of the Biotechnology Fund. The Merger Agreement may be revised or amended at any time prior to the consummation of the Merger with the consent of the Trustees. In addition, the Merger Agreement may be terminated and the Merger abandoned at any time, before or after approval by the shareholders of the Biotechnology Fund, prior to the Exchange Date, by consent of the Trustees or, if any condition set forth in the Merger Agreement has not been fulfilled and has not been waived by the party entitled to its benefits.

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Expenses of the Merger.    All legal and accounting fees and expenses, printing and other fees and expenses incurred in connection with the consummation of the transactions contemplated by the Agreement (other than brokerage costs and similar expenses, as described below) will be borne by AGIFM, and not by the Funds.

Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by any other party of such expenses would result in the disqualification of the first party as a “regulated investment company” within the meaning of Section 851 of the Code.

In addition, it is currently expected that, in connection with the Merger, the Biotechnology Fund will substantially restructure its investment portfolio. In addition, after the Merger, the Wellness Fund is expected to dispose of some of the Biotechnology Fund’s portfolio securities acquired in the Merger. Brokerage costs, transfer taxes and other expenses associated with these transactions have been estimated by AGIFM to be approximately $125,000. These costs will be borne by the Funds, and not by AGIFM. To the extent that this portfolio restructuring occurs before the Merger, these costs will be borne by the Biotechnology Fund; to the extent that the Acquired Fund portfolio securities are sold after the Merger, these costs will be borne by the post-Merger Wellness Fund. These transactions will cause the Biotechnology Fund to realize capital gains or losses prior to the Exchange Date. As noted below under “Federal Income Tax Consequences,” net gains, if any, realized by the Biotechnology Fund prior to the Exchange Date will be distributed to shareholders of the Biotechnology Fund prior to the Exchange Date and therefore will be borne by Biotechnology Fund shareholders.

Federal Income Tax Consequences.    The Merger is intended be a tax-free reorganization. The Merger will be conditioned on receipt of an opinion from Ropes & Gray LLP, counsel to the Trust, to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, generally for federal income tax purposes except as noted below:

(i) the Merger will constitute a reorganization within the meaning of Section 368(a) of the Code and the Wellness Fund and the Biotechnology Fund will each be a “party to the reorganization” within the meaning of Section 368(b) of the Code;

(ii) under Section 1032 of the Code, no gain or loss will be recognized by the Wellness Fund upon the receipt of the assets of the Biotechnology Fund pursuant to the Merger Agreement in exchange for Merger Shares and the assumption by the Wellness Fund of the liabilities of the Biotechnology Fund;

(iii) under Section 362(b) of the Code, the Wellness Fund’s tax basis in the assets that the Wellness Fund receives from the Biotechnology Fund will be the same as the Biotechnology Fund’s basis in such assets immediately prior to the transfer;

(iv) under Section 1223(2) of the Code, the Wellness Fund’s holding period in such assets will include the Biotechnology Fund’s holding period in such assets;

(v) under Section 361 of the Code, no gain or loss will be recognized by the Biotechnology Fund upon the transfer of its assets to the Wellness Fund in exchange for Merger Shares and the assumption by the Wellness Fund of the liabilities of the Biotechnology Fund, or upon the distribution of the Merger Shares by the Biotechnology Fund to its shareholders in liquidation of the Biotechnology Fund;

(vi) under Section 354 of the Code, no gain or loss will be recognized by the Biotechnology Fund shareholders on the distribution of Merger Shares to them in exchange for their shares of the Biotechnology Fund;

(vii) under Section 358 of the Code, the aggregate tax basis of the Merger Shares that the Biotechnology Fund’s shareholders receive in exchange for their Biotechnology Fund shares will be the same as the aggregate tax basis of their Biotechnology Fund shares exchanged therefor;

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(viii) under Section 1223(1) of the Code, a Biotechnology Fund shareholder’s holding period for the Merger Shares received will be determined by including the holding period for the Biotechnology Fund shares exchanged for the Merger Shares, provided that the shareholder held the Biotechnology Fund shares as capital assets; and

(ix) the Wellness Fund will succeed to and take into account the items of the Biotechnology Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the Regulations thereunder.

The opinion will be based on certain factual certifications made by officers of the Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Merger will be as described above.

Ropes & Gray will express no view with respect to the effect of the Merger on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or (ii) on the termination or transfer thereof without reference to whether such termination or transfer would otherwise be a taxable transaction.

A substantial portion of the portfolio assets held by the Biotechnology Fund may be sold in connection with its Merger into the Wellness Fund. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Biotechnology Fund’s basis in such assets. Any net capital gains recognized in these sales will be distributed as capital gain dividends (to the extent of net realized long-term capital gains) or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, in each case after reduction by any available capital loss carryforwards. Such distributions will be taxable to shareholders of the Biotechnology Fund if such sales occur before the Merger, and will be taxable to shareholders of both Funds if such sales occur after the Merger.

The Wellness Fund’s ability to use the pre-Merger losses of the Funds to offset post-Merger gains on the combined Fund will be limited as a result of the Merger due to the application of loss limitation rules under federal tax law. The combined Fund’s ability to use the historical capital loss carryforwards of the smaller of the two Funds will be limited under the Code. Thus, if the Biotechnology Fund should become the smaller of the two funds prior to the Merger, its more significant capital loss carryforwards (approximately $357 million as of December 31, 2007) will go into “loss limitation,” and the combined Fund will only be able to use a small fraction (potentially less than 2%) of those losses to offset gains. In addition, for five years beginning after the closing date of the Merger, the combined fund will not be allowed to offset gains “built in” to either Fund at the time of the Merger against capital losses (including capital loss carryforwards) built in to the other Fund. Moreover, for the first taxable year ending after the closing date of the Merger, only that percentage of the Wellness Fund’s capital gain net income for such taxable year (excluding capital loss carryforwards) as corresponds to the percentage of its year that remains following the Merger can be reduced by capital loss carryforwards (including as otherwise limited) of the Biotechnology Fund. The effect of these limitations, however, will depend on the amount of gains and losses in each Fund at the time of the Merger and at the close of each taxable year. As a result, under certain circumstances, the Biotechnology Fund shareholders could receive more distributions and pay more taxes, or pay taxes sooner, than they would have if the Merger had not occurred.

Prior to the Exchange Date, the Biotechnology Fund will declare a distribution to its shareholders which, together with all of its previous distributions, will have the effect of distributing to shareholders all of its

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investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains including gains realized on the disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), if any, through the Exchange Date. Such distribution will be taxable to shareholders.

This description of the federal income tax consequences of the Merger is made without regard to the particular facts and circumstances of any particular shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

Description of the Merger Shares.    Full and fractional Merger Shares will be issued to the Biotechnology Fund’s shareholders in accordance with the procedures under the Merger Agreement as described above. The Merger Shares are Class A, Class B, Class C and Class D shares of the Wellness Fund, which, except as noted below, have characteristics identical to those of the corresponding class of shares of the Biotechnology Fund with respect to sales charges, CDSCs, conversion and exchange privileges, and 12b-1 fees.

Some of the important characteristics of the Merger Shares are discussed below:

Class A Merger Shares

•

Investors purchasing Class A shares of the Wellness Fund generally pay a front-end sales charge of up to 5.50% at the time of purchase. The sales charge is deducted from the initial investment so that not all of the initial purchase payment will be invested. Biotechnology Fund shareholders will not pay a sales charge on the Wellness Fund shares they receive in the Merger.

•

Class A shares are generally not subject to CDSC, except that certain purchases of $1,000,000 or more of Class A shares are not subject to a front-end sales charge but are subject to a 1% CDSC if redeemed within 18 months after purchase.[4]

•	Class A shares are subject to a 12b-1 servicing fee at the annual rate of 0.25% of a Fund’s average daily net assets attributable to its Class A shares.

•

Class A shares are subject to a redemption fee of 2.00% if shares are exchanged or redeemed within 30 days of acquisition (including acquisition by exchange). Biotechnology Fund shareholders will not pay a redemption fee in connection with the exchange of their Class A shares in the Merger.[4]

Class B Merger Shares

•	Class B shares are sold without a front-end sales charge, but are subject to a CDSC of up to 5% if redeemed within the first six years after the original purchase. [4]

•	Class B shares are subject to 12b-1 distribution and/or service fees at the annual rate of 1.00% of a Fund’s average daily net assets attributable to its Class B shares.

4	For purposes of determining any redemption fee or CDSC payable on redemption of Class A, Class B, Class C or Class D Merger Shares received in the Merger, as well as the conversion date of Class B Merger Shares, such shares will be treated as having been acquired as of the dates that, and for the prices at which, such shareholders originally acquired their Class A, Class B, Class C or Class D shares, as the case may be, of the Biotechnology Fund, and the CDSC would be applied at the same rate as was in effect for the Biotechnology Fund at the time the shares of the Biotechnology Fund were originally purchased.

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•

Class B shares purchased on or before December 31, 2001 or after September 30, 2004 automatically convert into Class A shares after they have been held for seven years (eight years for Class B shares purchased after December 31, 2001 but before October 1, 2004). After the conversion takes place, the shares are subject to the lower 12b-1 fees paid by Class A shares.

•

Class B shares are subject to a redemption fee of 2.00% if shares are exchanged or redeemed within 30 days of acquisition (including acquisition by exchange). Biotechnology Fund shareholders will not pay a redemption fee in connection with the exchange of their Class B shares in the Merger.[4]

Class C Merger Shares

•

Class C shares are sold without a front-end sales charge, but are subject to a CDSC of 1% if redeemed within the first year, for the Biotechnology Fund, or the first 18 months, for the Wellness Fund, after purchase.[4]

•	Class C shares are subject to 12b-1 distribution and/or service fees at the annual rate of 1.00% of a Fund’s average daily net assets attributable to its Class C shares.

•	Unlike Class B shares, Class C shares do not convert into Class A shares.

•

Class C shares are subject to a redemption fee of 2.00% if shares are exchanged or redeemed within 30 days of acquisition (including acquisition by exchange). Biotechnology Fund shareholders will not pay a redemption fee in connection with the exchange of their Class C shares in the Merger.[4]

Class D Merger Shares

•	Class D shares are not subject to a front-end sales charge or a CDSC.

•	Class D shares are subject to 12b-1 distribution and/or service fees at the annual rate of 0.25% of a Fund’s average daily net assets attributable to its Class D shares.

•

Class D shares are subject to a redemption fee of 2.00% if shares are exchanged or redeemed within 30 days of acquisition (including acquisition by exchange). Biotechnology Fund shareholders will not pay a redemption fee in connection with the exchange of their Class D shares in the Merger.[4]

See “Information About the Wellness Fund” in Appendix B for more information about the characteristics of Class A, Class B, Class C and Class D shares of the Wellness Fund.

Interests of Certain Persons in the Merger.    Udo Frank is a Trustee of the Trust as well as a member of the Management Board of AGIFM. John C. Maney is a Trustee of the Trust as well as the Executive Vice President and Chief Financial Officer of AGIFM. Blake E. Moore, Jr. is the President and Chief Executive Officer of the Trust as well as a member of the Management Board of AGIFM. Because of their positions and

4	For purposes of determining any redemption fee or CDSC payable on redemption of Class A, Class B, Class C or Class D Merger Shares received in the Merger, as well as the conversion date of Class B Merger Shares, such shares will be treated as having been acquired as of the dates that, and for the prices at which, such shareholders originally acquired their Class A, Class B, Class C or Class D shares, as the case may be, of the Biotechnology Fund, and the CDSC would be applied at the same rate as was in effect for the Biotechnology Fund at the time the shares of the Biotechnology Fund were originally purchased.

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compensation arrangements with AGIFM and its parent company, Allianz Global Investors of America L.P., Messrs. Frank, Maney and Moore may be deemed to have a substantial interest in the Merger. As a result of the differences in fees and expenses between the two Funds described above and because the combined Fund may be in a better position to increase its assets (resulting in higher fees paid to AGIFM, RCM and their affiliates), AGIFM, RCM and their affiliates may receive higher revenues or incur lower expenses as a result of the Merger. Therefore, to the extent the compensation of Messrs. Frank, Maney and Moore is affected by AGIFM’s financial results their compensation may be affected as a result of the Merger. Similarly, other officers of the Trust are employees or officers of AGIFM or its affiliates. For reasons like those discussed above with respect to Messrs. Frank, Maney and Moore, the officers may be deemed to have a substantial interest in the Merger.

C. SPECIAL MEETING OF SHAREHOLDERS

The enclosed proxy is solicited by the Trustees of the Trust for use at a Special Meeting of Shareholders of the Biotechnology Fund to be held at 10:00 a.m., Eastern time, on Tuesday, October 7, 2008, at the offices of Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105 (the “Meeting”). The Meeting is being held to consider the proposed Merger of the Biotechnology Fund into the Wellness Fund by the transfer of all of the Biotechnology Fund’s assets and liabilities to the Wellness Fund in exchange for shares of the Wellness Fund, followed by the liquidation and dissolution of the Biotechnology Fund.

This Prospectus/Proxy Statement is being mailed to shareholders on or about August 26, 2008.

The Trustees know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

II. ADDITIONAL INFORMATION ABOUT THE FUNDS

Comparison of Investment Objectives, Policies and Restrictions.    The investment objectives, policies and restrictions of the Funds are similar, as discussed below.

•	Investment Objectives. The investment objective of each Fund is to seek long-term capital appreciation.

•

Principal Investments and Portfolio Management Strategies.    The principal investments of each Fund are summarized above in “Overview—Investment Objectives and Policies”. Additional information about the principal investments and strategies of the Biotechnology Fund is set forth in the Prospectuses, and is incorporated herein by reference. Additional information about the principal investments and strategies of the Wellness Fund is set forth in “Appendix B—Information About the Wellness Fund.”

•	Approximate Number of Holdings. The Biotechnology Fund normally invests in the securities of 30 to 70 issuers. The Wellness Fund normally invests in the securities of 30 to 60 issuers.

•	Other Securities. In addition to equity securities, each Fund may invest in other types of securities and instruments, including fixed income and convertible securities and derivatives.

•	Investments in Foreign Securities. The Biotechnology Fund may invest up to 25% of its assets in foreign securities, except that it may invest without limit in American Depositary Receipts (ADRs).

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The Wellness Fund does not have any limitation on the percentage of its assets that it may invest in non-U.S. companies, and currently expects the majority of its non-U.S. investments will normally be in Asia and Western Europe. Each Fund may invest up to 15% of its assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one emerging market country).

•

Temporary and Defensive Investments.    In response to unfavorable market and other conditions, the Funds may each make temporary investments of some or all of its assets in high-quality fixed-income securities, cash and cash equivalents. This would be inconsistent with each Fund’s investment objective and principal strategies.

•

Investment Restrictions.    Aside from their respective concentration policies (that the Wellness Fund will concentrate more than 25% of its assets in the healthcare industry, and the Biotechnology Fund more than 25% of its assets in the biotechnology industry), the Funds have identical fundamental investment restrictions, which are set forth in the Statement of Additional Information.

•	Dividends and Distributions. The Funds declare and pay income dividends at least annually. Each Fund distributes its net realized capital gains at least annually.

Advisory and Sub-Advisory Arrangements and Fees.    AGIFM serves as the investment adviser for both of the Funds. Organized in 2000, AGIFM provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. AGIFM is a wholly owned indirect subsidiary of Allianz Global Investors of America, L.P. As of March 31, 2008 Allianz Global Investors and its subsidiaries had approximately $850 billion in assets under management.

Subject to the supervision of the Board of Trustees, AGIFM is responsible for managing, either directly or through others selected by it, the investment activities and business activities of the Funds. Shareholders of the Funds have approved a proposal permitting AGIFM to enter into new or amended sub-advisory agreements with one or more sub-advisers without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order that has been granted by the SEC. One of the conditions requires the Trustees to approve any such agreement. In addition, the exemptive order prohibits AGIFM from entering into sub-advisory agreements with affiliates of AGIFM without shareholder approval, unless those affiliates are substantially wholly owned by Allianz, AGIFM’s parent company. Subject to the ultimate supervision of the Trustees, AGIFM has the responsibility to oversee the sub-advisers and to recommend their hiring, termination and replacement.

RCM, an affiliate of AGIFM, serves as sub-adviser to the Funds. In its capacity as sub-adviser, RCM directly manages the investments of the Funds. RCM has full investment discretion and makes all determinations with respect to the investment of the Funds’ assets. RCM is compensated for its services from the advisory fees paid to AGIFM.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement between AGIFM and each Fund and the portfolio management agreement between AGIFM and RCM is available in the Funds’ semi-annual report to shareholders for the six-month period ended December 31, 2007.

The Wellness Fund pays AGIFM a fee at the annual rate of 0.80% of the average daily net assets of the Fund in return for providing and/or arranging for the provision of investment-advisory services. The Biotechnology Fund pays AGIFM a fee at the annual rate of 0.90% of the average daily net assets of the Fund in return for providing and/or arranging for the provision of investment-advisory services. However, AGIFM has

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voluntarily reduced the RCM Biotechnology Fund’s advisory fee by 0.10% until December 31, 2008, but has not committed to continue the reduction beyond such date. As noted above under “Overview—Operating Expenses,” AGIFM has committed to reduce the Wellness Fund’s advisory fee by 0.06% for the period from the closing of the Merger through December 31, 2008.

AGIFM will remain the investment adviser to the Wellness Fund following the Merger. RCM will remain the sub-adviser to the Wellness Fund after the Merger unless and until it is replaced or otherwise removed as sub-adviser. The Wellness Fund will be co-managed by Ken H. Tsuboi, CFA, who currently manages both funds, Michael Dauchot, MA, CFA, a current manager of the Wellness Fund and Paul A. Wagner, PhD, CFA, a current manager of the Fund.

Administrative Arrangements and Fees.    AGIFM currently serves as administrator to each series of the Trust, including both Funds, pursuant to the Trust’s Fifth Amended and Restated Administration Agreement. AGIFM provides administrative services to the Funds, which include clerical help and accounting, bookkeeping, internal audit services and certain other services required by the Funds, preparation of reports to the Funds’ shareholders and regulatory filings. In addition, AGIFM, at its own expense, arranges for the provision of legal, audit, custody, portfolio accounting, transfer agency and other ordinary services for the Funds and is responsible for the costs of registration of the Funds’ shares and the printing of prospectuses and shareholder reports for current shareholders.

Administrative Fee Rates.    For administrative services, the Wellness Fund pays AGIFM an administrative fee at the annual rate of 0.45% and the Biotechnology Fund pays an administrative fee at an annual rate of 0.40%, but the rate for each Fund is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the such Fund exceed $500 million, an additional 0.025% to the extent the aggregate average daily net assets of such Fund exceed $1 billion, an additional 0.025% to the extent the aggregate average daily net assets of such Fund exceed $2.5 billion, an additional 0.025% to the extent the aggregate average daily net assets of such Fund exceed $5 billion, an additional 0.025% to the extent the aggregate average daily net assets of such Fund exceed $7.5 billion and an additional 0.025% to the extent the aggregate average daily net assets of such Fund exceed $10 billion.

Certain expenses of the Funds are not borne by AGIFM. The Funds are responsible for their share of the following expenses: (i) salaries and other compensation of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of AGIFM; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction and investment-related expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trust’s Trustees who are not “interested persons” of AGIFM, any sub-adviser to any of the Trust’s funds, or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include distribution and/or service fees payable with respect to Class A, Class B, Class C and Class D shares, and may include certain other expenses as permitted by the Trust’s Seventh Amended and Restated Multi-Class Plan adopted pursuant to Rule 18f-3 under the 1940 Act, as from time to time amended.

Distribution Arrangements.    Allianz Global Investors Distributors LLC (the “Distributor”) serves as the principal underwriter of each class of the Trust’s shares pursuant to a Distribution Contract with the Trust. The Distributor is an affiliate of AGIFM. The Distributor, located at 1345 Avenue of the Americas, New York, New York 10105, is a broker-dealer registered with the Securities and Exchange Commission.

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Class A, Class B and Class C Shares.    Pursuant to separate Distribution and Servicing Plans for Class A, Class B and Class C shares, the Distributor receives (i) in connection with the distribution of Class B and Class C shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to Class A, Class B and Class C shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust.

The Distributor makes distribution and servicing payments to participating brokers and servicing payments to certain banks and other financial intermediaries in connection with the sale of Class B and Class C shares and servicing payments to participating brokers, certain banks and other financial intermediaries in connection with the sale of Class A shares. In the case of Class A shares, these parties are also compensated based on the amount of the front-end sales charge reallowed by the Distributor, except in cases where Class A shares are sold without a front-end sales charge (although the Distributor may pay brokers additional compensation in connection with sales of Class A shares without a sales charge). In the case of Class B shares, participating brokers and other financial intermediaries are compensated by an advance of a sales commission by the Distributor. In the case of Class C shares, part or all of the first year’s distribution and servicing fee is generally paid at the time of sale. Pursuant to the Distribution Agreement, with respect to each Fund’s Class A, Class B and Class C shares, the Distributor bears various other promotional and sales-related expenses, including the cost of printing and mailing prospectuses to persons other than current shareholders.

Class D Shares.    Class D shareholders of each Fund pay an administrative fee to AGIFM, computed as a percentage of the Fund’s average daily net assets attributable in the aggregate to its Class D shares. AGIFM or an affiliate may pay financial service firms a portion of the Class D administrative fees in return for the firms’ services (normally not to exceed an annual rate of 0.35% of a Fund’s average daily net assets attributable to Class D shares purchased through such firms).

The Funds’ administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the 1940 Act. The plan provides that up to 0.25% per annum of the Class D administrative fees paid under the administration agreement may represent reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribution of Class D shares and/or the provision of shareholder services.

Because the distribution and service fees discussed in this subsection are paid out of assets of the applicable class on an ongoing basis, over time they will increase the cost of an investment in shares of such classes and may cost an investor more than other types of sales charges.

Declaration of Trust.    Both the Biotechnology Fund and the Wellness Fund are governed by the Trust’s Declaration of Trust and Amended and Restated Bylaws (“Bylaws”). Therefore, both Funds are governed by the same provisions relating to the powers and liabilities of shares of the Trust, shareholder voting requirements generally, and indemnification of the Trust’s officers and directors. Additional information about powers and liabilities relating to the Funds’ shares and shareholder voting requirements relating to reorganizations is provided below.

Powers and Liabilities Relating to Shares.    Each of the Merger Shares will be fully paid and, except as discussed in the following paragraph, nonassessable by the Trust when issued, will be transferable without restriction, and will have no preemptive or conversion rights, except that Class B Merger Shares will have the conversion rights specified above and except for such other conversion rights as may be disclosed in the

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Wellness Fund’s Prospectus from time to time. The Declaration of Trust permits the Trust to divide its shares, without shareholder approval, into two or more series of shares representing separate investment portfolios and to further divide any such series, without shareholder approval, into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees may determine. At the time of the Merger, the Wellness Fund’s shares will be divided into four classes: Class A, Class B, Class C and Class D.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the trust. However, the Trust’s Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and/or the Funds and requires that notice of such disclaimer be given in each agreement, undertaking, or obligation entered into or executed by the Trust, a Fund or the Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder of such Fund held personally liable for the obligations of such Fund as a result of holding shares of such Fund. Thus, the risk of a shareholder incurring financial loss from shareholder liability is limited to circumstances in which such a disclaimer was inoperative and the Fund was unable to meet its obligations. The likelihood of such a circumstance is considered remote.

Shareholder Voting Requirements—Reorganizations.    Neither the Trust’s Declaration of Trust nor the Bylaws require any shareholder vote with respect to any proposed transaction whereby the Trust or any one or more series thereof, as successor, survivor, or non-survivor, consolidates with, merges into, or has merged into it, one or more trusts, partnerships or associations. Under the Trust’s Declaration of Trust and Bylaws, the shareholders would be entitled to vote if, and to the extent that, the Trustees consider such a vote to be necessary or desirable. The Trustees have concluded that under Rule 17a-8 of the 1940 Act the approval of the Merger by the shareholders of the Biotechnology Fund is required. There can be no assurance that other fund reorganizations would be submitted for shareholder approval in the future.

Trustees and Officers of the Trust.    The Trustees and officers of the Trust will not change as a result of the Merger. The current Trustees and officers, their ages, their addresses and their principal occupations are included in the Statement of Additional Information.

Governing Law.    The Trust is governed by Massachusetts law.

Capitalization.    The following table shows, on an unaudited basis, the capitalization of the Biotechnology Fund and the Wellness Fund as of December 31, 2007, and on a pro forma combined basis as of that date, giving effect to the proposed Merger:

CAPITALIZATION TABLE (Unaudited)

December 31, 2007

Amounts in thousands, except per share amounts	RCM Biotechnology Fund	RCM Wellness Fund	RCM Wellness Fund pro forma combined*
Net assets
Class A	$9,893	$10,909	$20,802
Class B	$3,739	$5,827	$9,566
Class C	$5,615	$5,590	$11,205
Class D	$83,266	$61,484	$144,750

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Amounts in thousands, except per share amounts	RCM Biotechnology Fund	RCM Wellness Fund	RCM Wellness Fund pro forma combined*
Shares outstanding
Class A	385	442	843
Class B	152	247	406
Class C	228	237	475
Class D	3,240	2,493	5,867
Net asset value per share
Class A	$25.71	$24.67	$24.67
Class B	$24.59	$23.59	$23.59
Class C	$24.59	$23.60	$23.60
Class D	$25.70	$24.67	$24.67

*	The pro forma capitalization information assumes the Merger was consummated on December 31, 2007, and is for informational purposes only. No assurance can be given as to how many shares of the Wellness Fund will be received by the shareholders of the Biotechnology Fund on the actual date the Merger takes place, and the foregoing should not be relied upon to reflect the number of shares of the Wellness Fund that actually will be received on or after such date. The Trust has compared the operations of the Funds after the Merger and has determined that the Wellness Fund’s operations will be continued. This is based on the determination that the investment adviser and sub-adviser, investment objective and policies, distribution arrangements and operating environment of the Biotechnology Fund after the Merger will be the same as those of the Wellness Fund.

III. OTHER INFORMATION

You will find information relating to the Wellness Fund, including information with respect to its investment objective, policies and restrictions, at Appendix B to this Prospectus/Proxy Statement. Additional information about the Biotechnology Fund is incorporated by reference from the Class A, B and C Prospectus and the Class D Prospectus and is available free of charge by calling the Trust at 1-800-426-0107. You may find additional information regarding the Funds, including financial information, in the Merger Statement of Additional Information, the Class A, B and C Prospectus and the Class D Prospectus, the Statement of Additional Information and, the Shareholder Reports which are available free of charge as discussed at the beginning of this Prospectus/Proxy Statement.

Financial Highlights

Appendix D includes financial highlights for the Wellness Fund and the Biotechnology Fund.

Voting Information; Ownership of the Funds

Record Date and Method of Tabulation.    Shareholders of record of the Biotechnology Fund at the close of business on July 30, 2008 (the “Record Date”), will be entitled to notice of and to vote at the Meeting or any adjournment thereof. Shareholders of the Wellness Fund will not vote on the Merger. Shareholders are entitled to one vote for each share held, and each fractional share shall be entitled to a proportional fractional vote.

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Shares represented by timely, duly executed proxies will be voted as you instruct. If no specification is made with respect to the proposal, shares will be voted FOR the Proposal. Proxies may be revoked at any time before they are exercised by sending a written revocation which is received by the Secretary of the Trust prior to any such exercise, by properly executing a later-dated proxy or by attending the Meeting and voting in person.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of the Proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count all shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., proxies representing shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Since these shares will be counted as present, but not as voting in favor of the Merger, these shares will have the same effect as if they cast votes against the Merger.

As of June 16, 2008, as shown on the books of the Trust, there were issued and outstanding the following numbers of shares of beneficial interest of each class of the Funds:

Biotechnology Fund

Class A	Class B	Class C	Class D
328,954.145	134,774.295	219,293.580	2,892,436.800

Wellness Fund

Class A	Class B	Class C	Class D
420,303.281	225,093.534	235,084.766	2,272,173.915

As of the June 16, 2008, to the best of the knowledge of the Trust, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Biotechnology Fund and the Wellness Fund:

		Shares of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	Allianz RCM Biotechnology Fund
	Class A
	Scudder Trust Company TTEE FBO Thrift Plan of Lonza Inc, PO Box 1757, Salem, NH 03079-1143	50,356.958	15.25%
**	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	16,918.894	5.12%

	Class B
**	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	22,567.654	16.76%

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		Shares of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	Class C
**	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	49,795.091	22.71%
	Morgan Stanley & Co., Harborside Financial Center Plaza II 3rd Flr, Jersey City, NJ 07311	11,843.043	5.40%

	Class D
*, **	Charles Schwab & Co Inc Special Custody Accounts FBO Customers, 101 Montgomery St, San Francisco, CA 94104-4122	1,111,371.324	38.42%
**	National Financial Services for the Benefit of Customer, 200 Liberty St, 1 World Financial Center, New York, NY 10281-1003	669,064.948	23.13%
	Ameritrade Inc. FBO, PO Box 2226, Omaha NE 68103-2226	253,408.230	8.76%

	Allianz RCM Healthcare Fund
	Class A
	Cathy Lynn Springer Revocable Living Trust Dtd 3/31/04, 2244 Sheffield St, Kingsport, TN 37660-4724	46,005.181	10.88%
	Great-West Life & Annuity Insurance Company, 8515 E Orchard Rd, Englewood, CO 80111	32,375.724	7.65%

	Class B
**	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	13,055.153	5.80%

	Class C
*, **	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	63,521.653	27.10%
	Citigroup Global Markets, Inc, 333 West 34th St, 7th fl, New York, NY 10001-2483	15,914.346	6.79%
	Cemcon Ltd 401K Savings Plan, 2280 White Oak Cir Ste 100, Aurora, Il 60504-9675	11,975.514	5.11%

	Class D
*, **	Charles Schwab & Co Inc Special Custody Accounts FBO Customers, 101 Montgomery St, San Francisco, CA 94104-4122	1,359,610.987	59.82%
**	National Financial Services for the Benefit of Customer, 200 Liberty St, 1 World Financial Center, New York, NY 10281-1003	458,865.894	20.19%

*	Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act.
**	Shares are believed to be held only as nominee.

As of the Record Date, to the best of the knowledge of the Trust, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the outstanding shares of the Wellness Fund and the Biotechnology Fund, respectively.

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Adjournments

In the event that a quorum is not present for purposes of acting on the Proposal, or if sufficient votes in favor of the Proposal are not received by the time of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a plurality of the shares present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal and will not vote any proxies that direct them to abstain from voting on the Proposals.

The costs of any additional solicitation and of any adjourned session will be borne by AGIFM. Any proposal for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to another proposal (if any).

Methods of Voting

The solicitation of proxies by personal interview, mail and telephone may be made by officers and Trustees of the Trust and officers and employees of AGIFM, its affiliates, other representatives and agents of the Trust and representatives of broker-dealers and other financial intermediaries. The Trust has retained Computershare to aid in the solicitation of proxies (which is estimated to cost from $20,000 to $45,000), and this cost and the costs of holding the Meeting will be borne by AGIFM and not by the Funds.

Electronic Voting.    In addition to voting by mail, you may also give your voting instructions via the Internet or by touch-tone telephone by following the instructions enclosed with the proxy card.

Telephone Voting.    You may give your voting instructions over the telephone by calling Computershare. A representative of Computershare will answer your call. When receiving your instructions by telephone, the representative will ask you for certain identifying information. If the information you provide matches the information provided to Computershare by the Trust, then the Computershare representative will explain the proxy process. Computershare is not permitted to recommend to you how to vote, other than to read any recommendation included in the proxy statement. Computershare will record your instructions and transmit them to the official tabulator.

As the Meeting date approaches, you may receive a call from a representative of Computershare if the Trust has not yet received your vote. The representative may ask you for authority, by telephone or by electronically transmitted instructions, to permit Computershare to sign a proxy on your behalf. Computershare will record all instructions it receives from shareholders by telephone or electronically, and the proxies it signs in accordance with those instructions, in accordance with the procedures set forth above. The Trustees of the Trust believe those procedures are reasonably designed to determine accurately the shareholder’s identity and voting instructions.

Voting by Mail or Facsimile.    If you wish to participate in the Meeting, but do not wish to give a proxy by telephone or via the Internet, you can still complete, sign and mail or fax the proxy card received with the proxy statement by following the instructions enclosed with the proxy card, or you can attend the Meeting in person.

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Shareholder Proposals at Future Meetings

The Trust does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust a reasonable time before that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting. Any such proposals should be submitted to Allianz Funds, c/o Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105, Attention: Fund Secretary.

Other Matters

The Trust is not aware of any other matters that are expected to arise at the Meeting. If any other matter should arise, however, the persons named in properly executed proxies have discretionary authority to vote such proxies as they shall decide.

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Appendix A

The Form of Agreement and Plan of Reorganization has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about Allianz Funds, the RCM Biotechnology Fund or the RCM Healthcare Fund (to be renamed the RCM Wellness Fund). Accordingly, shareholders should not rely on the representations and warranties in the Agreement and Plan of Reorganization as characterizations of the actual state of facts at the time they were made or otherwise. In addition, the Agreement and Plan of Reorganization may be revised from that shown here prior to its execution, and may be amended after its execution.

FORM OF

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of             , 2008, by and between RCM Biotechnology Fund (the “Acquired Fund”), a series of Allianz Funds, a Massachusetts business trust (the “Trust”), and RCM Wellness Fund (the “Acquiring Fund”), a series of the Trust.

PLAN OF REORGANIZATION

(a) The Acquired Fund shall sell, assign, convey, transfer and deliver to the Acquiring Fund on the Exchange Date (as defined in Section 4(a)) all of its properties and assets, subject to liabilities. In consideration therefor, the Acquiring Fund shall, on the Exchange Date, assume all the liabilities of the Acquired Fund existing as of the Valuation Time (as defined in Section 4(b)) and deliver to the Acquired Fund (i) a number of full and fractional Class A shares of beneficial interest of the Acquiring Fund (the “Class A Merger Shares”) having an aggregate net asset value equal to the value of the properties and assets of the Acquired Fund attributable to Class A shares of the Acquired Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class A shares of the Acquired Fund on such date, (ii) a number of full and fractional Class B shares of beneficial interest of the Acquiring Fund (the “Class B Merger Shares”) having an aggregate net asset value equal to the value of the properties and assets of the Acquired Fund attributable to Class B shares of the Acquired Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class B shares of the Acquired Fund on such date, (iii) a number of full and fractional Class C shares of beneficial interest of the Acquiring Fund (the “Class C Merger Shares”) having an aggregate net asset value equal to the value of the properties and assets of the Acquired Fund attributable to Class C shares of the Acquired Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class C shares of the Acquired Fund on such date and (iv) a number of full and fractional Class D shares of beneficial interest of the Acquiring Fund (the “Class D Merger Shares”) having an aggregate net asset value equal to the value of the properties and assets of the Acquired Fund attributable to Class D shares of the Acquired Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class D shares of the Acquired Fund on such date. (The Class A Merger Shares, the Class B Merger Shares, the Class C Merger Shares and the Class D Merger Shares shall be referred to collectively as the “Merger Shares.”) It is intended that the reorganization described in this Agreement shall be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”).

(b) Upon consummation of the transactions described in paragraph (a) of this Plan of Reorganization, the Acquired Fund shall distribute in complete liquidation to its Class A, Class B, Class C and Class D shareholders of record as of the Exchange Date, the full and fractional Class A Merger Shares, Class B Merger Shares, Class C

Merger Shares and Class D Merger Shares, each shareholder being entitled to receive that proportion of such Class A Merger Shares, Class B Merger Shares, Class C Merger Shares and Class D Merger Shares which the number of Class A, Class B, Class C and Class D shares of beneficial interest of the Acquired Fund held by such shareholder bears to the total number of Class A, Class B, Class C and Class D shares, as the case may be, of the Acquired Fund outstanding on such date. Certificates representing the Merger Shares will not be issued. All issued and outstanding shares of the Acquired Fund, and all Acquired Fund shares held in Treasury, will simultaneously be cancelled on the books of the Acquired Fund.

(c) As soon as practicable following the liquidation of the Acquired Fund as aforesaid, the Acquiring Fund shall, if it so elects, transfer to the Acquired Fund bare legal title to such portion of the former Acquired Fund assets as the Acquiring Fund designates, to be held by the Acquired Fund as the nominee for or agent on behalf of the Acquiring Fund until the sale of each such respective asset. The entire beneficial ownership interest in all of the former Acquired Fund assets, including those for which the Acquired Fund holds bare legal title, shall at all times remain with the Acquiring Fund. The Acquiring Fund and the Acquired Fund recognize that for all purposes of this Agreement all of the Acquired Fund assets shall have been transferred to the Acquiring Fund as of the Exchange Date and that the Acquiring Fund shall retain the entire beneficial ownership interest therein, notwithstanding the subsequent holding by the Acquired Fund of bare legal title to a portion of those assets, as designated by the Acquiring Fund, as nominee for or agent on the behalf of the Acquiring Fund. For tax and accounting purposes for all periods after the Exchange Date, the Acquiring Fund shall report all of the former Acquired Fund’s assets as assets of the Acquiring Fund on the Acquiring Fund’s balance sheet or other financial statements.

Following the liquidation, the Acquired Fund shall not purchase or otherwise acquire any assets, provided that the Acquired Fund shall accept bare legal title to a portion of the assets beneficially owned by the Acquiring Fund that the Acquiring Fund designates as soon as practicable after the liquidation. The Acquired Fund shall dispose of such assets upon the direction of the Acquiring Fund. The Acquired Fund shall not be permitted to reinvest any cash dividends or other distributions or any cash proceeds from any sale of the assets to which it holds bare legal title on behalf of the Acquiring Fund. The Acquired Fund shall promptly remit any cash distributions, other distributions, and cash proceeds from the sale of any such assets to the Acquiring Fund.

As of the first practicable date after which the Acquired Fund no longer holds bare legal title to any of the Acquiring Fund assets and has remitted all income on and proceeds from the sales of such assets to the Acquiring Fund, the Acquired Fund shall be dissolved pursuant to the provisions of the Agreement and Declaration of Trust of the Trust, as from time to time in effect (the “Declaration of Trust”), and applicable law, and its legal existence terminated. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Exchange Date and, if applicable, such later date on which the Acquired Fund is dissolved.

AGREEMENT

The Acquiring Fund and the Acquired Fund agree as follows:

1. Representations, Warranties and Agreements of the Acquiring Fund.    The Acquiring Fund represents and warrants to and agrees with the Acquired Fund that:

a. The Acquiring Fund is a duly established and designated series of shares of the Trust, a Massachusetts business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The Trust is qualified as a foreign association or business trust in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Trust or the Acquiring Fund. Each of the Trust and the Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as an investment company and to carry out this Agreement.

b. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

c. A statement of assets and liabilities, statements of operations, statements of changes in net assets and a schedule of investments (indicating their market values) of the Acquiring Fund as of and for the period ended June 30, 2008, will be furnished to the Acquired Fund prior to the Exchange Date. Such statement of assets and liabilities and schedule will fairly present the financial position of the Acquiring Fund as of such date and said statements of operations and changes in net assets will fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

d. The prospectuses and statement of additional information of the Trust, each as in effect as of the date hereof, and each as from time to time amended or supplemented (collectively, the “Prospectus”), previously furnished to the Acquired Fund, did not as of its date and do not contain, with respect to the Trust or the Acquiring Fund, any untrue statements of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

e. Other than as disclosed on Schedule 1 to this Agreement, there are no material legal, administrative or other proceedings pending or, to the knowledge of the Trust or the Acquiring Fund, threatened against the Trust (with respect to the Acquiring Fund), which assert liability on the part of the Trust (with respect to the Acquiring Fund). The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

f. The Acquiring Fund has no known liabilities of a material nature, contingent or otherwise, other than those that are or will be shown as belonging to it on its statement of assets and liabilities as of June 30, 2008, and those incurred in the ordinary course of business as an investment company since such date. Prior to the Exchange Date, the Acquiring Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Acquired Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to June 30, 2008, whether or not incurred in the ordinary course of business.

g. As of the Exchange Date, the Acquiring Fund will have filed all federal and other tax returns and reports that have been required to be filed, will have paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received, will have adequately provided for all tax liabilities on its books, will not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

h. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act and state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

i. There are no material contracts outstanding to which the Acquiring Fund is a party, other than as are or will be disclosed in the Registration Statement or the Acquired Fund Proxy Statement (each as defined in Section (1)(o) herein) or the Prospectus.

j. To the best of its knowledge, all of the issued and outstanding shares of beneficial interest of the Acquiring Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquiring Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

k. The Acquiring Fund qualifies as a “regulated investment company” under Sections 851 and 852 of the Code and will continue to qualify as a regulated investment company at all times through the Exchange Date.

l. The issuance of the Merger Shares pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

m. The Merger Shares to be issued to the Acquired Fund have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued, fully paid and, except as set forth in the Registration Statement, non-assessable by the Trust or the Acquiring Fund, and no shareholder of the Trust or Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

n. All issued and outstanding shares of the Acquiring Fund are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and, except as described in the Registration Statement, non-assessable by the Trust or the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund’s shares, nor is there outstanding any security convertible into any of the Acquiring Fund’s shares, except for any conversion rights set forth in the Trust’s Multi-Class Plan adopted under Rule 18f-3 under the 1940 Act.

o. The registration statement (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) by the Trust on Form N-14 on behalf of the Acquiring Fund and relating to the Merger Shares issuable hereunder, and the proxy statement of the Acquired Fund relating to the meeting of the Acquired Fund’s shareholders referred to in Section 7 herein (as amended or supplemented by any amendments or supplements filed with the Commission by the Trust, and together with the documents incorporated therein by reference, the “Acquired Fund Proxy Statement”), on the effective date of the Registration Statement (i) complied in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders’ meeting referred to in Section 7 and on the Exchange Date, the prospectus which is contained in the Registration Statement, as amended or supplemented by any amendments or supplements filed with the Commission by the Trust, and the Acquired Fund Proxy Statement did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Acquired Fund Proxy Statement made in reliance upon and in conformity with information furnished by the Acquired Fund for use in the Registration Statement or the Acquired Fund Proxy Statement.

p. The Trust satisfies the fund governance standards set forth in Rule 0-1(a)(7)(ii), (iii), (v), (vi) and (vii) under the 1940 Act.

2. Representations, Warranties and Agreements of the Acquired Fund.    The Acquired Fund represents and warrants to and agrees with the Acquiring Fund that:

a. The Acquired Fund is a duly established and designated series of shares of the Trust, a Massachusetts business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out this Agreement. The Trust is qualified as a foreign association or business trust in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Trust. Each of the Trust and the Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as an investment company and to carry out this Agreement.

b. The Trust is registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

c. A statement of assets and liabilities, statement of operations, statement of changes in net assets and a schedule of investments (indicating their market values) of the Acquired Fund as of and for the period ended June 30, 2008, will be furnished to the Acquiring Fund prior to the Exchange Date. Such statement of assets and liabilities and schedule will fairly present the financial position of the Acquired Fund as of such date and said statements of operations and changes in net assets will fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

d. The Prospectus previously furnished to the Acquiring Fund did not contain as of its date and does not contain as of the date hereof, with respect to the Trust and the Acquired Fund, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

e. Other than as disclosed on Schedule 1 to this Agreement, there are no material legal, administrative or other proceedings pending or, to the knowledge of the Trust, threatened against the Trust or the Acquired Fund, which assert liability on the part of the Trust or the Acquired Fund. The Trust knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

f. There are no material contracts outstanding to which the Acquired Fund is a party, other than as are or will be disclosed in the Prospectus, the Registration Statement, the Acquired Fund Proxy Statement or the registration statement on Form N-1A of the Trust.

g. The Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those that will be shown on the Acquired Fund’s statement of assets and liabilities as of June 30, 2008, referred to above and those incurred in the ordinary course of its business as an investment company since such date. Prior to the Exchange Date, the Acquired Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to June 30, 2008, whether or not incurred in the ordinary course of business.

h. As of the Exchange Date, the Acquired Fund will have filed all federal and other tax returns and reports that have been required to be filed, will have paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received, will have adequately provided for all tax liabilities on its books, will have not had any tax deficiency or liability asserted against it or question with respect thereto raised, and not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

i. At the Exchange Date, the Trust, on behalf of the Acquired Fund, will have full right, power and authority to sell, assign, convey, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of all of the Investments (as defined below), cash and any other assets and liabilities as contemplated by this Agreement, the Acquiring Fund will acquire the Investments and other properties and assets of the Acquired Fund, whether accrued or contingent (collectively, the “Assets”), subject to no encumbrances, liens or security interests (other than customary liens of custodians for fees) whatsoever and without any restrictions upon the transfer thereof, except for such encumbrances, liens, security interests or restrictions on transfers as disclosed in writing to the Acquiring Fund. As used in this Agreement, the term “Investments” shall mean the Acquired Fund’s investments shown on the schedule of its investments as of June 30, 2008, referred to in Section 2(c) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Exchange Date.

j. No registration under the 1933 Act of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed to the Acquiring Fund by the Acquired Fund.

k. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, 1934 Act, the 1940 Act or state securities or blue sky laws.

l. The Acquired Fund qualifies as a “regulated investment company” under Sections 851 and 852 of the Code and will continue to qualify as a regulated investment company at all times through the Exchange Date.

m. To the best of its knowledge, all of the issued and outstanding shares of beneficial interest of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquired Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

n. All issued and outstanding shares of the Acquired Fund are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and, except as set forth in the Prospectus, non-assessable by the Acquired Fund. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund’s shares, nor is there outstanding any security convertible into any of the Acquired Fund’s shares, except that Class B shares of the Acquired Fund are convertible into Class A shares of the Acquired Fund in the manner and on the terms described in the Prospectus.

o. The Acquired Fund Proxy Statement, on the effective date of the Registration Statement (i) complied in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Acquired Fund Proxy Statement was distributed to the shareholders of the Acquired Fund, and at the time of the shareholders’ meeting referred to in Section 7, the Acquired Fund Proxy Statement did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Acquired Fund Proxy Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the Acquired Fund Proxy Statement.

p. The information provided by the Acquired Fund for use in the Allianz Registration Statement is accurate and complete in all material respects and complies with federal securities and other laws and regulations applicable thereto in all material respects.

q. The Trust satisfies the fund governance standards set forth in Rule 0-1(a)(7)(ii), (iii), (v), (vi) and (vii) under the 1940 Act.

3. Merger.

a. Subject to the requisite approval of the shareholders of the Acquired Fund and to the other terms and conditions contained herein (including the Acquired Fund’s obligation to distribute to its shareholders all of its investment company taxable income and net capital gain as described in Section 8(j) hereof), the Acquired Fund agrees to sell, assign, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund agrees to acquire from the Acquired Fund, on the Exchange Date all of the Assets existing as of the Valuation Time in exchange for that number of shares of beneficial interest of the Acquiring Fund provided for in Section 5 and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, whether accrued or contingent, existing as of the Valuation Time except for the Acquired Fund’s liabilities, if any, arising in connection with this Agreement. The Acquired Fund will, as soon as practicable after the Exchange Date, distribute all of the Merger Shares received by it to the shareholders of record of the Acquired Fund in exchange for their Class A, Class B, Class C and Class D shares of the Acquired Fund.

b. The Trust, on behalf of the Acquired Fund, will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received for the account of the Acquired Fund on or after the Exchange Date with respect to the Assets of the Acquired Fund. Any such distribution shall be deemed included in the Assets transferred to the Acquiring Fund at the Exchange Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone “ex” such distribution prior to the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date shall be included in the determination of the value of the Assets of the Acquired Fund acquired by the Acquiring Fund.

4. Exchange Date; Valuation Time.

a. Delivery of the Assets of the Acquired Fund to be transferred and assumption of the liabilities of the Acquired Fund to be assumed, and delivery of the Merger Shares to be issued, shall occur at the offices of Ropes & Gray LLP, 1211 Avenue of the Americas, New York, NY 10036, as of the close of business on October 20, 2008 or at such other location, time and date agreed to by the Acquiring Fund and the Acquired Fund, the date and time upon which such transactions are to take place being referred to herein as the “Exchange Date.”

b. The Valuation Time shall be 4:00 p.m. Eastern time on October 17, 2008 or such earlier or later day as may be mutually agreed upon in writing by the parties hereto (the “Valuation Time”).

c. In the event that at the Valuation Time (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the net asset value of the Acquiring Fund or the Acquired Fund is impracticable, the Exchange Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as may be agreed upon by the Acquiring Fund and the Acquired Fund; provided that if trading shall not be fully resumed and reporting restored within three business days after the Exchange Date, this Agreement may be terminated by the Acquiring Fund or the Acquired Fund upon the giving of written notice to the other party.

5. Issuance of Merger Shares; Assumption of Liabilities.    Subject to the terms and conditions contained herein, on the Exchange Date, the Acquiring Fund will deliver to the Acquired Fund (i) a number of full and fractional Class A Merger Shares having an aggregate net asset value equal to the value of the Assets of the Acquired Fund attributable to Class A shares of the Acquired Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class A shares of the Acquired Fund on such date, (ii) a number of full and fractional Class B Merger Shares having an aggregate net asset value equal to the value of the Assets of the Acquired Fund attributable to Class B shares of the Acquired Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class B shares of the Acquired Fund on such date, (iii) a number of full and fractional Class C Merger Shares having an aggregate net asset value equal to the value of the Assets of the Acquired Fund attributable to Class C shares of the Acquired Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class C shares of the Acquired Fund on such date and (iv) a number of full and fractional Class D Merger Shares having an aggregate net asset value equal to the value of the Assets of the Acquired Fund attributable to Class D shares of the Acquired Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class D shares of the Acquired Fund on such date, in each case determined as hereinafter provided in this Section 5.

a. The net asset value of the Class A Merger Shares, Class B Merger Shares, Class C Merger Shares and Class D Merger Shares to be delivered to the Acquired Fund, the value of the Assets attributable to the Class A, Class B, Class C and Class D shares of the Acquired Fund, and the value of the liabilities attributable to the Class A, Class B, Class C and Class D shares of the Acquired Fund to be assumed by the Acquiring Fund, shall in each case be determined as of the Valuation Time.

b. The net asset value of the Class A Merger Shares, Class B Merger Shares, Class C Merger Shares and Class D Merger Shares shall be computed by the Acquiring Fund, in cooperation with the Acquired Fund, in the manner set forth in the Prospectus. The value of the assets and liabilities attributable to the Class A, Class B, Class C and Class D shares of the Acquired Fund shall be determined by the Acquiring Fund, in cooperation with the Acquired Fund, pursuant to procedures which the Acquiring Fund would use in determining the net asset value of the Acquiring Fund’s shares of beneficial interest.

c. No adjustment shall be made in the net asset value of either the Acquired Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.

d. On the Exchange Date, the Acquiring Fund shall assume all liabilities of the Acquired Fund, whether accrued or contingent, in connection with the acquisition of the Assets and liabilities and subsequent liquidation and dissolution of the Acquired Fund or otherwise, except for the Acquired Fund’s liabilities, if any, pursuant to this Agreement.

e. The Acquiring Fund shall issue the Merger Shares to the Acquired Fund. The Acquired Fund shall promptly distribute the Merger Shares to the shareholders of the Acquired Fund, which shall be accomplished through the establishment of open accounts for each Acquired Fund shareholder on the transfer records of the Acquiring Fund. The Acquired Fund and the Acquiring Fund agree to cooperate in the establishment of such open accounts and to provide each other with such information as each may reasonably request in connection therewith. With respect to any Acquired Fund shareholder holding share certificates as of the Exchange Date, such certificates will from and after the Exchange Date be deemed to be certificates for the Merger Shares issued to such shareholder in respect of the Acquired Fund shares represented by such certificates. Certificates representing the Merger Shares will not be issued to Acquired Fund shareholders.

f. Each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of Assets, assumption of liabilities and liquidation contemplated herein.

6. Expenses, Fees, etc.

a. Except as otherwise provided in this Section 6, Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management”), by countersigning this Agreement, agrees that it will bear any and all costs and expenses of the transactions contemplated by this Agreement incurred by the Acquiring Fund and the Acquired Fund; provided, however, that each of the Acquiring Fund and Acquired Fund shall bear any and all registration fees, brokerage commissions, dealer mark-ups, transfer taxes and similar expenses, if any, incurred by it in connection with the transactions contemplated by this Agreement, including any costs and expenses incurred by it in connection with the liquidation of its assets contemplated by this Agreement. Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Sections 851 and 852 of the Code.

b. In the event the transactions contemplated by this Agreement are not consummated for any reason, then Allianz Global Fund Management agrees that it shall bear all of the costs and expenses incurred by both the Acquiring Fund and the Acquired Fund in connection with such transactions.

c. Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to the other party for any damages resulting therefrom, including, without limitation, consequential damages, except as specifically set forth herein.

7. Meetings of Shareholders; Dissolution.

a. The Trust, on behalf of the Acquired Fund, has called a meeting of the Acquired Fund’s shareholders to take place after the effective date of the Registration Statement for the purpose of approving this Agreement and the transactions contemplated hereby.

b. The Acquired Fund has prepared and filed with the Commission preliminary and definitive versions of the Acquired Fund Proxy Statement which were satisfactory to the Acquiring Fund and to Ropes & Gray LLP.

c. The Acquired Fund agrees that the liquidation and dissolution of the Acquired Fund will be effected in the manner provided in the Trust’s Declaration of Trust in accordance with applicable law and that after the Exchange Date, the Acquired Fund shall not conduct any business except in connection with its liquidation and dissolution; provided that, following the liquidation, the Acquired Fund, as nominee for or agent on behalf of the Acquiring Fund, shall take such actions as are set forth in paragraph (c) of the Plan of Reorganization included in this Agreement.

8. Conditions to the Acquiring Fund’s Obligations.    The obligations of the Acquiring Fund hereunder shall be subject to (a) performance by the Acquired Fund of all its obligations to be performed hereunder at or before the Exchange Date, (b) all representations and warranties of the Acquired Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Exchange Date, with the same force and effect as if made at and as of the Exchange Date, and (c) the following further conditions that, at or before the Exchange Date:

a. The Acquired Fund shall have furnished to the Acquiring Fund a statement of the Acquired Fund’s Assets and liabilities, with values determined as provided in Section 5 of this Agreement, together with a list of Investments and such Investments’ respective tax costs, all as of the Valuation Time, certified on the

Acquired Fund’s behalf by the Trust’s President (or any Vice President) and Treasurer (or any Assistant Treasurer), and a certificate of both such officers, dated the Exchange Date, that there has been no material adverse change in the financial position of the Acquired Fund since June 30, 2008, other than changes in the Investments and other Assets since that date or changes in the market value of the Investments and other Assets of the Acquired Fund, or changes due to dividends paid or losses from operations.

b. The Acquired Fund shall have furnished to the Acquiring Fund a statement, dated the Exchange Date, signed by the Trust’s President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Exchange Date all representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects as if made at and as of such date and the Acquired Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

c. The Acquired Fund shall have delivered to the Acquiring Fund a letter from the Trust’s independent registered public accounting firm, dated the Exchange Date, stating that such firm has employed certain procedures whereby it has obtained schedules of the tax provisions and qualifying tests for regulated investment companies and that, in the course of such procedures, nothing came to their attention which caused them to believe that (i) such returns did not properly reflect, in all material respects, the federal and state income tax liability for the periods covered thereby, (ii) the Acquired Fund would not qualify as a regulated investment company for federal, state, or local income tax purposes or (iii) the Acquired Fund would owe any federal, state or local income tax or excise tax, in each case for both the taxable year ended June 30, 2008, and for any taxable year or period beginning on July 1, 2008 and ending on or prior to the Exchange Date (the latter period being based on unaudited data).

d. As of the Exchange Date, other than as disclosed on Schedule 1 to this Agreement, there shall not be any material litigation pending that would seek to enjoin or otherwise prevent the transactions contemplated by this Agreement.

e. That the Acquiring Fund shall have received an opinion of Ropes & Gray LLP, counsel to the Acquired Fund, dated the Exchange Date (which may be subject to certain qualifications and, with respect to all or some of the following, may indicate that a matter is not free from doubt), to the effect that (i) the Trust is an unincorporated voluntary association with transferable shares existing under and by virtue of the laws of The Commonwealth of Massachusetts (commonly known as a Massachusetts business trust), and is duly authorized to exercise all of its powers recited in its Declaration of Trust, which powers include the power to own all of its properties and to carry on its business as such business is, to such counsel’s knowledge, presently conducted; (ii) this Agreement has been duly authorized by all necessary action of the Trust and has been duly executed and delivered by the Trust on behalf of the Acquired Fund and, assuming that the Registration Statement, the Prospectus and the Acquired Fund Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the Trust on behalf of the Acquiring Fund, is a valid and binding obligation of the Trust, enforceable against the Acquired Fund in accordance with its terms; (iii) the Trust, on behalf of the Acquired Fund, has the power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, the Acquired Fund will have duly sold, assigned, conveyed, transferred and delivered such assets to the Acquiring Fund; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Trust’s Declaration of Trust or Amended and Restated Bylaws (the “Bylaws”); and (v) to such counsel’s knowledge (without any independent inquiry or investigation), no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust on behalf of the Acquired Fund of the transactions contemplated hereby under Section 17 of the 1940 Act. In connection with the foregoing, it is understood that counsel may rely upon the representations contained in this Agreement as well as certificates of an officer of the Trust, including certificates with respect to investment restrictions contained in the Trust’s Declaration of Trust, Bylaws or then-current prospectuses or statement of additional information.

f. That the Acquiring Fund shall have received an opinion of Ropes & Gray LLP, dated the Exchange Date, reasonably satisfactory to the Acquiring Fund and substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules, and court decisions, generally for federal income tax purposes except as noted below: (i) the transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Acquired Fund will each be a “party to the reorganization” within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets in exchange for Merger Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund; (iii) the basis in the hands of the Acquiring Fund of the Assets will be the same as the basis of such Assets in the hands of the Acquired Fund immediately prior to the transfer; (iv) the holding periods of the Assets in the hands of Acquiring Fund will include the periods during which such Assets were held by the Acquired Fund; (v) no gain or loss will be recognized by the Acquired Fund upon the transfer of the Assets to the Acquiring Fund pursuant to this Agreement in exchange for the Merger Shares and the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, or upon the distribution of the Merger Shares by the Acquired Fund to its shareholders in liquidation; (vi) no gain or loss will be recognized by Acquired Fund shareholders upon the exchange of their Acquired Fund shares for Merger Shares; (vii) the aggregate basis of the Merger Shares that the Acquired Fund shareholders receive in exchange for their Acquired Fund shares will be the same as the aggregate basis of the Acquired Fund shares exchanged therefor; (viii) an Acquired Fund shareholder’s holding period for the Merger Shares received pursuant to the Agreement will be determined by including the shareholder’s holding period for the Acquired Fund shares exchanged for the Merger Shares, provided that the shareholder held the Acquired Fund shares as capital assets; and (ix) the Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder (the “Tax Opinion”). The Tax Opinion will not express any view with respect to the effect of the Acquisition on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or (ii) on the termination or transfer thereof. The Tax Opinion may be based upon certain factual representations and subject to certain qualifications. The Tax Opinion may also state that it is not a guarantee that the tax consequences of the transactions contemplated by this Agreement will be as described in such opinion.

g. As of the Exchange Date, the assets of the Acquired Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund identifies to the Acquired Fund as being unsuitable for the Acquiring Fund to acquire by reason of limitations in the Trust’s Declaration of Trust or Bylaws, or of investment restrictions disclosed in the Prospectus in effect on the Exchange Date.

h. Each Trust shall have received from the Commission and any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

i. That all actions taken by the Trust on behalf of the Acquired Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund and Ropes & Gray LLP.

j. That, prior to the Exchange Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Acquired Fund (i) all of the excess of (x) the Acquired Fund’s investment income excludable from gross income under Section 103 of the Code over (y) the Acquired Fund’s deductions disallowed under Sections 265 and 171 of the Code, (ii) all of the Acquired Fund’s investment company taxable income, as defined in Section 852 of the Code, (in each case computed without regard to any deduction for dividends paid), and (iii) all of the Acquired Fund’s net capital gain realized (after reduction for any capital loss carryover), in each case for both current (which will end on the Exchange Date) and immediately preceding years.

k. The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer (or any Assistant Treasurer) of the Trust, as to the tax cost to the Acquired Fund of the assets delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such tax cost as the Acquiring Fund may reasonably request.

l. That the Acquired Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all of the Assets of the Acquired Fund held or maintained by such custodian as of the Valuation Time.

m. The Acquired Fund’s transfer agent shall have provided to the Acquiring Fund (i) the originals or true copies of all of the records of the Trust attributable to the Acquired Fund in the possession of such transfer agent as of the Exchange Date, (ii) a certificate setting forth the number of shares of the Acquired Fund outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any shares of the Acquired Fund and the number of shares held of record by each such shareholder.

n. All of the issued and outstanding shares of beneficial interest of the Acquired Fund shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws (including any applicable exemptions therefrom) and, to the extent that any audit of the records of the Acquired Fund or its transfer agent by the Acquiring Fund or its agents shall have revealed otherwise, either (i) the Acquired Fund shall have taken all actions that in the opinion of the Acquiring Fund or Ropes & Gray LLP are necessary to remedy any prior failure on the part of the Acquired Fund to have offered for sale and sold such shares in conformity with such laws or (ii) the Acquired Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of the Acquiring Fund in amounts sufficient and upon terms satisfactory, in the opinion of the Acquiring Fund or Ropes & Gray LLP, to indemnify the Acquiring Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of the Acquired Fund to have offered and sold such shares in conformity with such laws.

o. The Acquiring Fund shall have received from the Trust’s independent registered public accounting firm a letter addressed to the Acquiring Fund, dated as of the Exchange Date, reasonably satisfactory in form and substance to the Acquiring Fund to the effect that, on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), as of the Valuation Time the value of the Assets and the value of the liabilities of the Acquired Fund to be exchanged for the Merger Shares has been determined in accordance with the provisions of the Trust’s Declaration of Trust, pursuant to the procedures customarily utilized by the Acquiring Fund in valuing its assets and issuing its shares.

p. This Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Acquired Fund entitled to vote.

q. The Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Trust or the Acquiring Fund, threatened by the Commission.

9. Conditions to the Acquired Fund’s Obligations.    The obligations of the Acquired Fund hereunder shall be subject to (a) performance by the Acquiring Fund of all its obligations to be performed hereunder at or before the Exchange Date, (b) all representations and warranties of the Acquiring Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Exchange Date, with the same force and effect as if made at and as of the Exchange Date, and (c) the following further conditions that, at or before the Exchange Date:

a. The Acquiring Fund shall have furnished to the Acquired Fund a statement of the Acquiring Fund’s net assets, together with a list of portfolio holdings with values determined as provided in Section 5, all as of the Valuation Time, certified on the Acquiring Fund’s behalf by the Trust’s President (or any Vice President) and Treasurer (or any Assistant Treasurer), and a certificate of both such officers, dated the Exchange Date, to the effect that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of the Acquiring Fund since June 30, 2008, other than changes in its portfolio securities since that date, changes in the market value of the portfolio securities, or changes due to net redemptions, dividends paid or losses from operations.

b. The Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Acquired Fund an Assumption of Liabilities dated as of the Exchange Date, pursuant to which the Acquiring Fund will assume all of the liabilities of the Acquired Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement, other than liabilities arising pursuant to this Agreement.

c. The Acquiring Fund shall have furnished to the Acquired Fund a statement, dated the Exchange Date, signed by the Trust’s President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Exchange Date all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects as if made at and as of such date, and that each of the Trust and the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date.

d. As of the Exchange Date, other than as disclosed on Schedule 1 to this Agreement, there shall not be any material litigation pending or threatened that would seek to enjoin or otherwise prevent the transactions contemplated by this Agreement.

e. The Acquired Fund shall have received an opinion of Ropes & Gray LLP, counsel to the Acquiring Fund, and dated the Exchange Date (which may be subject to certain qualifications and, with respect to some or all of the following, may indicate that a matter is not free from doubt), to the effect that (i) the Trust is an unincorporated voluntary association with transferable shares existing under and by virtue of the laws of The Commonwealth of Massachusetts (commonly known as a Massachusetts business trust), and is duly authorized to exercise all of its powers recited in its Declaration of Trust, which powers include the power to own all of its properties and to carry on its business as such business is, to such counsel’s knowledge, presently conducted; (ii) the Merger Shares to be delivered to the Acquired Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and, except as described in the Registration Statement, nonassessable by the Trust and the Acquiring Fund and no shareholder of the Acquiring Fund has any preemptive right to subscription or purchase in respect thereof; (iii) this Agreement has been duly authorized by all necessary action of the Trust and has been duly executed and delivered by the Trust on behalf of the Acquiring Fund and, assuming that the Prospectus, the

Registration Statement and the Acquired Fund Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the Trust on behalf of the Acquired Fund, is a valid and binding obligation of the Trust, enforceable against the Acquiring Fund in accordance with its terms; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Trust’s Declaration of Trust or Bylaws; (v) to such counsel’s knowledge (without any independent inquiry or investigation), no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust on behalf of the Acquiring Fund of the transactions contemplated herein under Section 17 of the 1940 Act; and (vi) the Registration Statement has become effective under the 1933 Act, and to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act. In connection with the foregoing, it is understood that counsel may rely upon the representations contained in this Agreement as well as certificates of an officer of the Trust, including certificates with respect to investment restrictions contained in the Trust’s Declaration of Trust, Bylaws or then-current prospectuses or statement of additional information.

f. That the Acquired Fund shall have received a Tax Opinion of Ropes & Gray LLP (the substance of which is described above in Section 8(f)), dated the Exchange Date, and reasonably satisfactory to the Acquired Fund. The Tax Opinion will not express any view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or (ii) on the termination or transfer thereof. The Tax Opinion may state that it is based upon certain factual representations and subject to certain qualifications. The Tax Opinion may also state that it is not a guarantee that the tax consequences of the transactions contemplated by this Agreement will be as described in such opinion.

g. All of the issued and outstanding shares of beneficial interest of the Acquiring Fund, if any, shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws (including any applicable exemptions therefrom) and, to the extent that any audit of the records of the Acquiring Fund or its transfer agent by the Acquired Fund or its agents shall have revealed otherwise, either (i) the Acquiring Fund shall have taken all actions that in the opinion of the Acquired Fund or Ropes & Gray LLP are necessary to remedy any prior failure on the part of the Acquired Fund to have offered for sale and sold such shares in conformity with such laws or (ii) the Acquiring Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of the Acquired Fund in amounts sufficient and upon terms satisfactory, in the opinion of the Acquired Fund or Ropes & Gray LLP, to indemnify the Acquired Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of the Acquiring Fund to have offered and sold such shares in conformity with such laws.

h. That all actions taken by the Trust on behalf of the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquired Fund and Ropes & Gray LLP.

i. That the Trust shall have received from the Commission and any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

j. That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Acquired Fund entitled to vote.

k. Allianz Global Fund Management has agreed in writing to forfeit any right under any current fee waiver, expense reimbursement or similar arrangement with the Acquired Fund to recoup any waived or reimbursed fees and expenses.

l. That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Trust or the Acquiring Fund, threatened by the Commission.

10. Indemnification.

a. The Acquired Fund shall indemnify and hold harmless, out of the assets of the Acquired Fund (which shall be deemed to include the assets of the Acquiring Fund represented by the Merger Shares following the Exchange Date) but no other assets, the Trust and the trustees and officers of the Trust (for purposes of this Section 10(a), the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the Trust or the Acquired Fund contained in this Agreement, the Registration Statement, the Prospectus or the Acquired Fund Proxy Statement or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to the Trust or the Acquired Fund required to be stated therein or necessary to make the statements relating to the Trust or the Acquired Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the Trust or the Acquired Fund. The Indemnified Parties will notify the Trust and the Acquired Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(a). The Acquired Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(a), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if the Acquired Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. The Acquired Fund’s obligation under this Section 10(a) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the Acquired Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(a) without the necessity of the Indemnified Parties’ first paying the same.

b. The Acquiring Fund shall indemnify and hold harmless, out of the assets of the Acquiring Fund but no other assets, the Trust and the trustees and officers of the Trust (for purposes of this Section 10(b), the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the Acquiring Fund contained in this Agreement, the Registration Statement, the Prospectus or the Acquired Fund Proxy Statement or any amendment or supplement to any of the foregoing, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to the Trust or the Acquiring Fund required to be stated therein or necessary to make the statements relating to the Trust or the Acquiring Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the Trust or the Acquiring Fund. The Indemnified Parties will notify the Trust and the Acquiring Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(b). The Acquiring Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(b), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if the Acquiring Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. The Acquiring Fund’s obligation under this Section 10(b) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the Acquiring Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(b) without the necessity of the Indemnified Parties’ first paying the same.

11. No Broker, etc.    Each of the Acquired Fund and the Acquiring Fund represents that there is no person who has dealt with it or the Trust who, by reason of such dealings, is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

12. Termination.    The Acquired Fund and the Acquiring Fund may, by mutual consent of the trustees on behalf of each Fund, terminate this Agreement, and each of the Acquired Fund or the Acquiring Fund, after consultation with counsel and by consent of its trustees or an officer authorized by such trustees, may waive any condition to its respective obligations hereunder. If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2008, this Agreement shall automatically terminate on that date unless a later date is agreed to by the Acquired Fund and the Acquiring Fund.

13. Covenants, etc. Deemed Material.    All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

14. Rule 145.    Pursuant to Rule 145 under the 1933 Act, the Acquiring Fund will, in connection with the issuance of any Merger Shares to any person who at the time of the transaction contemplated hereby is deemed to be an affiliate of a party to the transaction pursuant to Rule 145(c), cause to be affixed upon the certificates issued to such person (if any) a legend as follows:

“THESE SHARES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO RCM WELLNESS FUND OR ITS PRINCIPAL UNDERWRITER UNLESS (i) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (ii) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND SUCH REGISTRATION IS NOT REQUIRED.”

and, further, the Acquiring Fund will issue stop transfer instructions to the Acquiring Fund’s transfer agent with respect to such shares. The Acquired Fund will provide the Acquiring Fund on the Exchange Date with the name of any Acquired Fund shareholder who is to the knowledge of the Acquired Fund an affiliate of the Acquired Fund on such date.

15. Sole Agreement; Amendments; Governing Law.    This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except as provided by Section 16 hereto, and shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts.

16. Amendment.    This Agreement contains the entire agreement of the parties with respect to the transactions contemplated by the Agreement and may be amended by mutual consent of the parties in writing at any time; provided, however, that there shall not be any amendment that by law requires approval by the shareholders of a party without obtaining such approval.

17. Waiver.    At any time on or prior to the Exchange Date, the Acquired Fund or the Acquiring Fund, after consultation with counsel and by consent of its trustees or an officer authorized by such trustees, may waive any condition to its respective obligations hereunder.

18. Assignment.    This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

19. Notices.    Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by courier or certified mail addressed to the Trust at 1345 Avenue of the Americas, New York, NY 10105.

20. Recourse.    All persons dealing with the Acquiring Fund or the Acquired Fund must look solely to the property of such Fund for the enforcement of any claims against such Fund, as neither the trustees, directors, officers, agents nor shareholders of the Funds or other series of the respective Trusts assume any liability for obligations entered into on behalf of any of the Funds.

21. Headings.    The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

22. Counterparts.    This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

23. Change of Name.    The Acquired Fund acknowledges and agrees that the Acquiring Fund may change its name to the “Allianz RCM Wellness Fund” or some variation thereof prior to the Exchange Date, and each Fund agrees to take such steps as may reasonably be necessary in connection with the implementation and effectiveness of such change.

24. Further Assurances.    Each Fund shall use its reasonable best efforts in good faith to take or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or desirable, or advisable under applicable law, so as to permit the consummation of the transactions contemplated by this Agreement as promptly as practicable and otherwise to enable consummation of the transactions contemplated by this Agreement, and shall cooperate fully with one another to that end.

25. Declaration of Trust.    A copy of the Declaration of Trust of the Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the trustees of the Trust on behalf of the Acquiring Fund or the Acquired Fund, as the case may be, as trustees and not individually and that the obligations of this instrument are not binding upon any of the trustees, officers or shareholders of the Trust individually but are binding only upon the assets and property of the Acquiring Fund or the Acquired Fund, as the case may be.

[Remainder of Page Left Blank Intentionally]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first written above.

ALLIANZ FUNDS, on behalf of its RCM Biotechnology Fund

By:
Name: E. Blake Moore, Jr.
Title: President

ALLIANZ FUNDS, on behalf of its RCM Wellness Fund

By:
Name: E. Blake Moore, Jr.
Title: President

Agreed and accepted as to Section 6 only:
ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC

By:
Name:
Title:

SCHEDULE 1

In June and September 2004, Allianz Global Fund Management and certain of its affiliates including PEA Capital LLC (“PEA”), AGID and Allianz Global Investors of America L.P. (“AGI”), agreed to settle, without admitting or denying the allegations, claims brought by the SEC and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which Allianz Global Fund Management serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA: the PEA Growth Fund (now the OCC Growth Fund), the PEA Opportunity Fund (now the OCC Opportunity Fund), the PEA Innovation Fund and the PEA Target Fund (now the OCC Target Fund). Allianz Global Fund Management and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered as an investment adviser and dissolved.

Since February 2004, Allianz Global Fund Management and certain of its affiliates and their employees have been named as defendants in multiple lawsuits concerning market timing, which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against Allianz Global Fund Management or its affiliates or related injunctions.

In July 2008, two individual shareholders of the Allianz OCC Target Fund and one individual shareholder of the Allianz OCC Growth Fund filed a civil action in Suffolk Superior Court in The Commonwealth of Massachusetts against the Trust and each of its Trustees to compel the Trust to allow the shareholders to inspect various books, records and other documents relating to the Trust’s securities lending program (the “Program”). Prior to bringing this action, these same shareholders had made demands relating to the Program, which the independent Trustees rejected. The action seeks inspection rights, but not any monetary damages other than reasonable attorneys’ fees and related costs. The Trust and Trustees intend to defend this action vigorously.

Appendix B

INFORMATION ABOUT THE WELLNESS FUND

Fund Summary

Investment Objective

The Wellness Fund’s investment objective is to seek long-term capital appreciation.

Principal Investments and Strategies

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in wellness-related companies. The Fund may invest in U.S. and non-U.S. companies, and currently expects the majority of its non-U.S. investments will normally be in Asia and Western Europe. The Fund may invest up to 15% of its assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one emerging market country). The Fund will invest primarily in equity securities. Although the Fund may invest in companies of any market capitalization, the Fund does not intend to invest more than 15% of its assets in companies with market capitalizations below $100 million. The Fund may also invest a significant percentage of its assets in securities issued in initial public offerings (IPOs).

The Fund considers wellness-related companies to include companies in the healthcare industry as well as any other company that provides products or services that promote or aid in achieving a healthy lifestyle (“healthy-lifestyle companies”), in each case as determined by the Fund’s sub-adviser. Companies in the healthcare industry include any company that designs, manufactures, or sells products or services used for or in connection with healthcare or medicine, such as pharmaceutical companies, biotechnology research firms, companies that sell medical products, companies that own or operate healthcare facilities and companies that design, produce or sell medical, dental, and optical products. Healthy-lifestyle companies include, but are not limited to, companies that manufacture or distribute goods or services that promote or support physical fitness, companies whose products or services seek to minimize longer-term acute care through early diagnosis, intervention or prevention, companies that manufacture or distribute nutritional supplements or provide products or services to consumers that promote healthy eating habits, and companies that provide products or services associated with supplying clean air, water or food.

In making investment decisions for the Fund, the portfolio manager develops forecasts of economic growth, inflation, and interest rates that are used to help identify those regions and individual countries that are believed likely to offer the best investment opportunities. The portfolio manager may also consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. In analyzing specific companies for possible investment, the portfolio manager ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The portfolio manager sells securities as the portfolio manager deems appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

The Fund is “non-diversified,” which means that it may invest in a relatively small number of issuers, which may increase risk. In addition to traditional research activities, the portfolio manager uses GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks:

• Market Risk	• Currency Risk	• Leveraging Risk
• Issuer Risk	• Derivatives Risk	• Liquidity Risk
• Equity Securities Risk	• Emerging Markets Risk	• Management Risk
• Smaller Company Risk	• Focused Investment Risk	• Non-U.S. Investment Risk
• Credit Company Risk	• IPO Risk	• Turnover Risk

Please see “Overview—Principal Risk Factors” in the Prospectus/Proxy Statement for a description of these risks. In addition, because the Wellness Fund concentrates its assets in the healthcare industry, it is subject to the specific risks associated with that industry, including rapid obsolescence of products and services, patent expirations, risks associated with new regulations and changes to existing regulations, changes in government subsidy and reimbursement levels, and risks associated with the governmental approval process.

Fees and Expenses of the Fund

The fees and expenses you may pay if you buy and hold Class A, Class B, Class C and Class D shares of the Wellness Fund are described in the Prospectus/Proxy Statement under “Overview—Operating Expenses.”

Management of the Fund

Investment Adviser and Administrator

Allianz Global Investors Fund Management, LLC (“AGIFM” or the “Adviser”) serves as the investment adviser and the administrator (serving in its capacity as administrator, the “Administrator”) for the Wellness Fund. Subject to the supervision of the Board of Trustees, the Adviser is responsible for managing, either directly or through others selected by it, the investment activities of the Wellness Fund and the Wellness Fund’s business affairs and other administrative matters.

The Adviser is located at 1345 Avenue of the Americas, New York, New York 10105. Organized in 2000, the Adviser provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. The Adviser is a wholly-owned indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz Global Investors”). As of March 31, 2008 Allianz Global Investors and its subsidiaries had approximately $850 billion in assets under management.

RCM Capital Management LLC (“RCM”), serves as the Sub-Adviser to the Wellness Fund. See “RCM Capital Management LLC” below.

The Wellness Fund pays the Adviser fees in return for providing or arranging for the provision of investment advisory services. The Adviser (and not the Wellness Fund) pays a portion of the advisory fees it receives to RCM in return for its services.

RCM Capital Management LLC

RCM is located at Four Embarcadero Center, San Francisco, CA 94111. Established in 1998, and the successor to the business of its prior holding company, Dresdner RCM Global Investors US Holdings LLC, RCM provides advisory services to mutual funds and institutional accounts and is an indirect wholly-owned subsidiary of Allianz AG and an affiliate of Allianz Global Investors. RCM was originally formed as Rosenberg Capital Management in 1970, and it and its successors have been consistently in business since then. RCM is part of the RCM Group, a global investment organization consisting of separate affiliated entities, owned by Allianz SE, which are located in key financial centers, including San Francisco, London, Frankfurt, Hong Kong, Sydney and Tokyo. As of March 31, 2008, these affiliated entities collectively advised or managed approximately $156.6 billion, including $18.4 billion managed by RCM in San Francisco. RCM was formerly known as Dresdner RCM Global Investors LLC.

The Wellness Fund is managed by Michael Dauchot, MD, CFA, and Ken Tsuboi, CFA. Dr. Dauchot is a Senior Research Analyst. He first joined RCM in 1999 and served as a Senior Research Analyst and Sector Fund Manager in the health care group and re-joined in 2005 as a Senior Research Analyst and Lead Portfolio Manager of the RCM Healthcare Fund, which is now known as the Wellness Fund. Mr. Tsuboi is a Director and Senior Research Analyst and Head of RCM’s Healthcare Team. He joined RCM in 1996 as an Asset-Backed Analyst for RCM’s fixed-income team.

Litigation and Regulatory Matters

In September 2004, Allianz Global Investors Fund Management LLC (“AGIFM”), PEA Capital LLC (“PEA”) and AGID settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund (now the OCC Growth Fund), the PEA Opportunity Fund (now the OCC Opportunity Fund), the PEA Innovation Fund and the PEA Target Fund (now the OCC Target Fund). PEA, AGID and Allianz Global Investors of America L.P. (“AGI”) reached a settlement relating to the same subject matter with the Attorney General of the State of New Jersey in June 2004. AGI, AGIFM, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. Subsequent to these events, PEA deregistered as an investment adviser and dissolved.

Since February 2004, AGIFM, AGID and certain of their affiliates and employees, various Funds and other affiliated investment companies, the Funds’ sub-advisers, the Trust and certain current and former Trustees of the Trust have been named as defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by Fund shareholders.

In July 2008, two individual shareholders of the Allianz OCC Target Fund and one individual shareholder of the Allianz OCC Growth Fund filed a civil action in Suffolk Superior Court in The Commonwealth of Massachusetts against the Trust and each of its Trustees to compel the Trust to allow the shareholders to inspect various books, records and other documents relating to the Trust’s securities lending program (the “Program”). Prior to bringing this action, these same shareholders had made demands relating to the Program, which the independent Trustees rejected. The action seeks inspection rights, but not any monetary damages other than reasonable attorneys’ fees and related costs. The Trust and Trustees intend to defend this action vigorously.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, AGIFM and AGID believe that these matters are not likely to have a material adverse effect on the Funds or on AGIFM’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds.

The foregoing speaks only as of the date of this Prospectus/Proxy Statement. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure will be updated if those developments are likely to have a material adverse effect on the Funds or on the ability of AGIFM, AGID or the Funds’ sub-advisers to perform their respective contracts with respect to the Funds.

Distributor

The Trust’s Distributor is Allianz Global Investors Distributors LLC (the “Distributor), an affiliate of the Adviser. The Distributor, located at 1345 Avenue of the Americas, New York, New York 10105, is a broker-dealer registered with the Securities and Exchange Commission.

Investment Options

The Wellness Fund offers investors Class A, Class B, Class C, and Class D shares. Each class of shares is subject to different types and levels of sales charges than the other classes and bears a different level of expenses. The remainder of this Appendix will assume that such classes are currently outstanding. Each class of shares is subject to different types and levels of sales charges than the other classes and bears a different level of expenses.

The class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment. The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class.

Because the share class arrangements for the Wellness Fund and the Biotechnology Fund are similar, the information below also applies to shares of the Biotechnology Fund. More extensive information about the Trust’s multi-class arrangements is included in the Allianz Funds, Allianz Multi-Strategy Funds and PIMCO Funds Shareholders’ Guide for Class A, B, C and R Shares (the “Guide”), which is included as part of the Statement of Additional Information and can be obtained free of charge from the Distributor. See “How to Buy and Sell Shares—Allianz Funds, Allianz Multi-Strategy Funds and PIMCO Funds Shareholders’ Guide” below.

Class A, B and C Shares

Class A Shares

•	You pay an initial sales charge of up to 5.50% when you buy Class A shares. The sales charge is deducted from your investment so that not all of your purchase payment is invested.

•

You may be eligible for a reduction or a complete waiver of the initial sales charge under a number of circumstances. For example, you normally pay no sales charge if you purchase $1,000,000 or more of Class A shares. Please see the Guide for details.

•

Class A shares are subject to lower 12b-1 fees than Class B or Class C shares. Therefore, Class A shareholders generally pay lower annual expenses and receive higher dividends than Class B or Class C shareholders.

•

You normally pay no contingent deferred sales charge (“CDSC”) when you redeem Class A shares, although you may pay a 1% CDSC if you purchase $1,000,000 or more of Class A shares (and therefore pay no initial sales charge) and then redeem the shares during the first 18 months after your initial purchase. The Class A CDSC is waived for certain categories of investors and does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. Please see the Guide for details.

•

A redemption fee of 2.00% will generally apply to any shares that are exchanged or redeemed within 30 days after their acquisition (including acquisition by exchange). See “How to Buy and Sell Shares—Redemption Fees.”

Class B Shares

•	You do not pay an initial sales charge when you buy Class B shares. The full amount of your purchase payment is invested initially.

•

You normally pay a CDSC of up to 5% if you redeem Class B shares during the first six years after your initial purchase. The amount of the CDSC declines the longer you hold your Class B shares. You pay no CDSC if you redeem during the seventh year and thereafter. The Class B CDSC is waived for certain categories of investors. Please see the Guide for details.

•

A redemption fee of 2.00% will generally apply to any shares that are exchanged or redeemed within 30 days after their acquisition (including acquisition by exchange). See “How to Buy and Sell Shares—Redemption Fees.”

•

Class B shares are subject to higher 12b-1 fees than Class A shares for the first seven years (eight years for Class B shares purchased after December 31, 2001 but before October 1, 2004) they are held. During this time, Class B shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

•

Class B shares purchased on or before December 31, 2001 or after September 30, 2004 automatically convert into Class A shares after they have been held for seven years (eight years for Class B shares purchased after December 31, 2001 but before October 1, 2004). After the conversion takes place, the shares are subject to the lower 12b-1 fees paid by Class A shares.

Class C Shares

•	You do not pay an initial sales charge when you buy Class C shares. The full amount of your purchase payment is invested initially.

•

You normally pay a CDSC of 1% if you redeem Class C shares during the first eighteen months after your initial purchase, except that Class C shares of the Wellness Fund received in the Merger will be subject to a twelve-month CDSC period, not an eighteen-month period. The Class C CDSC is waived for certain categories of investors. Please see the Guide for details.

•	Class C shares are subject to higher 12b-1 fees than Class A shares. Therefore, Class C shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

•

Class C shares do not convert into any other class of shares. Because Class B shares convert into Class A shares after seven (or eight) years, Class C shares will normally be subject to higher expenses and will pay lower dividends than Class B shares if the shares are held for more than seven (or eight) years.

•

Class C shares are generally subject to a redemption fee of 2.00% if shares are exchanged or redeemed within 30 days of acquisition (including acquisition by exchange). See “How to Buy and Sell Shares—Redemption Fees.”

The following provides additional information about the sales charges and other expenses associated with Class A, Class B and Class C shares.

Initial Sales Charges—Class A Shares

Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Wellness Fund is the net asset value (“NAV”) of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below.

Class A Shares

Amount of Purchase	Initial Sales Charge as % of Net Amount Invested	Initial Sales Charge as % of Public Offering Price
$0 – $49,999	5.82%	5.50%
$50,000 – $99,000	4.71%	4.50%
$100,000 – $249,999	3.63%	3.50%
$250,000 – $499,999	2.56%	2.50%
$500,000 – $999,999	2.04%	2.00%
$1,000,000 +	0.00%*	0.00%*

*	As shown, investors that purchase $1,000,000 or more of the Wellness Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchasers of $1,000,000 or more of Class A shares may be subject to a CDSC of 1% if the shares are redeemed during the first 18 months after their purchase. See “CDSCs on Class A Shares” below.

Right of Accumulation and Combined Purchase Privilege (Breakpoints).    A Qualifying Investor (as defined below) may qualify for a reduced sales charge on Class A shares (the “Combined Purchase Privilege”) by combining concurrent purchases of the Class A shares of one or more Eligible Funds into a single purchase. In addition, a Qualifying Investor may qualify for a reduced sale charge on Class A shares (the “Right of Accumulation” or “Cumulative Quality Discount”) by combining the purchase of Class A shares of an Eligible Fund with the current aggregate net asset value of all Class A, B, and C shares of any Eligible Fund held by accounts for the benefit of such Qualifying Investor for purposes of determining the applicable front-end sales charge.

The term “Qualifying Investor” refers to:

(i) an individual, such individual’s spouse, such individual’s children under the age of 21 years, or such individual’s siblings (each a “family member”) (including family trust* accounts established by such a family member)

or

(ii) a trustee or other fiduciary for a single trust (except family trusts* noted above), estate or fiduciary account although more than one beneficiary may be involved

or

(iii) an employee benefit plan of a single employer

*	For the purpose of determining whether a purchase would qualify for a reduced sales charge under the Combined Purchase Privilege or Right of Accumulation, a “family trust” is one in which a family member(s) described in section (i) above is/are a beneficiary/ies and such person(s) and/or another family member is the trustee.

Please see the Guide for details and for restrictions applicable to shares held by certain employer-sponsored benefit programs.

Letter of Intent.    An investor may also obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent, which expresses an intent to invest not less than $50,000 within a period of 13 months in Class A shares of any Eligible Fund(s). The maximum intended investment allowable in a Letter of Intent is $1,000,000. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a Single Purchase of the dollar amount indicated in the Letter. A Letter of Intent is not a binding obligation to purchase the full amount indicated. Shares purchased with the first 5% of the amount indicated in the Letter will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.

Reinstatement Privilege.    A Class A shareholder who has caused any or all of his shares to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any Eligible Fund at NAV without any sales charge, provided that such investment is made within 120 calendar days after the redemption or repurchase date. The limitations and restrictions of this program are fully described in the Guide.

Method of Valuation of Accounts.    To determine whether a shareholder qualifies for a reduction in sales charge on a purchase of Class A shares of Eligible Funds, the offering price of the shares is used for purchases relying on the Combined Purchase Privilege or a Letter of Intent and the amount of the total current purchase (including any sales load) plus the NAV (at the close of business on the day of the current purchase) of shares previously acquired is used for the Cumulative Quantity Discount.

Sales at Net Asset Value.    In addition to the programs summarized above, the Funds may sell their Class A shares at NAV without an initial sales charge to certain types of accounts or account holders, including, but not limited to: Trustees of the Funds; employees of the Adviser, Sub-Advisers and Distributor; employees of participating brokers; certain trustees or other fiduciaries purchasing shares for retirement plans; participants investing in certain “wrap accounts” and investors who purchase shares through a participating broker who has waived all or a portion of the payments it normally would receive from the Distributor at the time of purchase. In addition, Class A shares of the Funds issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at net asset value and are not subject to any sales charges.

Required Shareholder Information and Records.    In order for investors in Class A shares of the Funds to take advantage of sales charge reductions, an investor or his or her financial intermediary must notify the Distributor that the investor qualifies for such a reduction. If the Distributor is not notified that the investor is eligible for these reductions, the Distributor will be unable to ensure that the reduction is applied to the investor’s account. An investor may have to provide certain information or records to his or her financial intermediary or the Distributor to verify the investor’s eligibility for breakpoint privileges or other sales charge waivers. An investor may be asked to provide information or records, including account statements, regarding shares of the Funds or other Eligible Funds held in:

•	all of the investor’s accounts held directly with the Trust or through a financial intermediary;

•	any account of the investor at another financial intermediary; and

•	accounts of related parties of the investor, such as members of the same family or household, at any financial intermediary.

The Trust makes available free of charge and in a clear and prominent format, on the Fund’s Web site at http://www.allianzinvestors.com, information regarding eliminations of and reductions in sales loads associated with Eligible Funds.

Contingent Deferred Sales Charges (CDSCs)—Class B and Class C Shares

Unless you are eligible for a waiver, if you sell (redeem) your Class B or Class C shares within the time periods specified below, you will pay a CDSC according to the following schedules.

Class B Shares

Years Since Purchase Payment Was Made	Percentage Contingent Deferred Sales Charge
First	5
Second	4
Third	3
Fourth	3
Fifth	2
Sixth	1
Seventh and thereafter	0	*

*	After the seventh year, Class B shares purchased on or before December 31, 2001 or after September 30, 2004 convert into Class A shares. As noted above, Class B shares purchased after December 31, 2001 but before October 1, 2004, convert into Class A shares after eight years. After the conversion takes place, the shares are subject to the lower 12b-1 fees paid by Class A shares.

Class C Shares

Unless you are eligible for a waiver, if you sell (redeem) your Class C shares of any Fund within the first eighteen months after purchase, you will pay 1% CDSC.

CDSCs on Class A Shares

Unless a waiver applies, investors who purchase $1,000,000 or more of Class A shares (and, thus, pay no initial sales charge) will be subject to a 1% CDSC if the shares are redeemed within 18 months of their purchase. The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge or if you are eligible for a waiver of the CDSC. See “Reductions and Waivers of Initial Sales Charges and CDSCs” below.

How CDSCs are Currently Calculated—Shares Purchased On or Before December 31, 2001

Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC. For the redemption of all other shares, the CDSC will be based on either your original purchase price or the then current NAV of the shares being sold, whichever is lower. To illustrate this point, consider shares purchased at an NAV per share of $10. If the Fund’s NAV per share at the time of redemption is $12, the CDSC will apply to the purchase price of $10. If the NAV per share at the time of redemption is $8, the CDSC will apply to the $8 current NAV per share. CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares which will incur the lowest CDSC.

For example, the following illustrates the operation of the Class B CDSC for shares purchased after December 31, 2001:

•

Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class B shares of a Fund (at $10 per share) and that six months later the value of the investor’s account for that Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem $2,200 (200 shares), a CDSC would be applied against $2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current net asset value of such shares ($2,200)). At the rate of 5%, the Class B CDSC would be $100.

How CDSCs will be Calculated—Shares Purchased After December 31, 2001

For shares purchased on or before December 31, 2001, the manner of calculating the CDSC on Class B and Class C shares (and where applicable, Class A shares) differs from that described above. For these shares, a CDSC is imposed on redemptions of Class B and Class C shares (and where applicable, Class A shares) on the amount of the redemption which causes the current value of your account for the particular class of shares of a Fund to fall below the total dollar amount of your purchase payments subject to the CDSC. However, no CDSC is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions of if the amount redeemed is derived from increases in the value of your account above the amount of the purchase payments subject to the CDSC. CDSCs are deducted from the proceeds of your redemption, not from amounts remaining in your account. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares which will incur the lowest CDSC.

For example, the following illustrates the operation of the Class B CDSC:

•

Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class B shares of the Wellness Fund (at $10 per share) and that six months later the value of the investor’s account for the Wellness Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem $2,200 (200 shares), a CDSC would be applied against $2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current net asset value of such shares ($2,200)). At the rate of 5%, the Class B CDSC would be $100.

Reductions and Waivers of Initial Sales Charges and CDSCs

The initial sales charges on Class A shares and the CDSCs on Class A, Class B and Class C shares of the Wellness Fund may be reduced or waived under certain purchase arrangements and for certain categories of investors. Please see the Guide for details. The Guide is available free of charge from the Distributor. See “How to Buy and Sell Shares—Allianz Funds, Allianz Multi-Strategy Funds and PIMCO Funds Shareholders’ Guide” below.

Distribution and Servicing (12b-1) Plans

The Wellness Fund pays fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of Wellness Fund shares (“distribution fees”) and/or in connection with personal services rendered to Wellness Fund shareholders and the maintenance of shareholder accounts (“servicing fees”). These payments are made pursuant to Distribution and Servicing Plans (“12b-1 Plans”) adopted by the Wellness Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Biotechnology Fund has the same distribution and servicing arrangements as the Wellness Fund, and therefore the discussion below also applies to the Biotechnology Fund.

Class A, Class B and Class C Shares

There is a separate 12b-1 Plan for each of Class A, B and C shares. Class A shares pay only servicing fees. Class B and Class C shares pay both distribution and servicing fees. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of the Wellness Fund’s average daily net assets attributable to the particular class of shares):

Servicing Class	Servicing Fee	Distribution Fee
Class A	0.25%	None
Class B	0.25%	0.75%
Class C	0.25%	0.75%

Because 12b-1 fees are paid out of the Wellness Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than sales charges which are deducted at the time of investment. Therefore, although Class B and Class C shares do not pay initial sales charges, the distribution fees payable on Class B and Class C shares may, over time, cost you more than the initial sales charge imposed on Class A shares. Also, because Class B shares convert into Class A shares after they have been held for seven years (eight for Class B shares purchased after December 31, 2001 but before October 1, 2004) and are not subject to distribution fees after the conversion, an investment in Class C shares may cost you more over time than an investment in Class B shares.

Class D Shares

The Wellness Fund does not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Class D shares, except that a Redemption Fee of 2.00% may apply to shares that are redeemed or exchanged within 30 days of acquisition.

• Service and Distribution (12b-1) Fees—Class D Shares.    The Funds’ administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the 1940 Act. The plan provides that up to 0.25% per annum of the Class D administrative fees paid under the administration agreement may represent reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribution of Class D shares and/or the provision of shareholder services. Because 12b-1 fees would be paid out of a Fund’s Class D share assets on an ongoing basis, over time these fees would increase the cost of your investment in Class D shares and may cost you more than other types of sales charges.

Investment Options—General Procedures Applicable to All Classes

Payments to Financial Service Firms.

Some or all of the sales charges, distribution fees and servicing fees described herein are paid or “reallowed” to the broker, dealer or financial adviser (collectively, “financial firms”) through which you purchase your shares. With respect to Class B and Class C shares, the financial firms are also paid at the time of your purchase a commission equal to 4.00% and 1.00%, respectively, of your investment in such share classes. Please see the Statement of Additional Information and Guide for more details. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks.

In addition, the Distributor, AGIFM and their affiliates (for purposes of this subsection only, collectively, the “Distributor”) may from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services such as, without limitation, providing the Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Funds on the financial firms’ preferred or recommended fund list, granting the Distributor access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. The actual services provided, and the payments made for such services, vary from firm to firm. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, all other series of the Trust, other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Distributor also makes payments to certain participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with the Distributor.

The additional payments described above are made at the Distributor’s or its affiliates’ expense. These payments are made to financial firms selected by the Distributor, generally to the firms that have sold significant amounts of shares of the Funds. The level of payments made to a financial firm in any given year will vary and generally will not exceed the sum of (a) 0.10% of such year’s fund sales by that financial firm and (b) 0.06% of the assets attributable to that financial firm invested in equity funds sponsored by the Distributor and 0.03% of the assets invested in fixed-income funds sponsored by the Distributor. In certain cases, the payments described in the preceding sentence are subject to certain minimum payment levels. In some cases, in lieu of payments pursuant to the foregoing formulae, the Distributor makes payments of an agreed-upon amount which normally will not exceed the amount that would have been payable pursuant to the formulae. There are a few relationships on different bases. In some cases, in addition to the payments described above, the Distributor will make payments for special events such as a conference or seminar sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although the Funds may use financial firms that sell Fund shares to effect transactions for the Funds’ portfolios, the Funds, the Adviser and the Sub-Advisers will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by the Distributor to financial firms, please see the Statement of Additional Information and Guide.

The Distributor also makes payments for recordkeeping and other transfer agency services to financial intermediaries that sell Fund shares.

How Fund Shares Are Priced

The net asset value per share (“NAV”) of a Fund’s Class A, Class B and Class C shares is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange is open for trading. The Valuation Time is ordinarily at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances, the Board of Trustees may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the New York Stock Exchange.

For purposes of calculating NAV, the Funds’ investments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Please see “Net Asset Value” in the Statement of Additional Information. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.

If market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), the Funds’ investments will be valued as determined in good faith pursuant to policies and procedures approved by the Board of Trustees (so-called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

The Funds may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Valuation Time. The Trust’s global and international Funds are currently utilizing modeling tools provided by third-party vendors to determine fair values of non-U.S. securities, and other Funds may do the same depending upon the extent of non-U.S. securities held in their portfolios. The Funds’ use of fair value pricing may help deter “stale price arbitrage,” as discussed below under “Abusive Trading Practices.”

For purposes of calculating NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and non-U.S. securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Funds or their agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day. Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed, and the NAV of a Fund’s shares may change on days when an investor is not able to purchase, redeem or exchange shares. The calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of non-U.S. securities used in NAV calculations.

The NAV of the Biotechnology Fund’s shares is determined in the same manner as described above for the Wellness Fund.

How to Buy and Sell Shares

The following section provides basic information about how to buy, sell (redeem) and exchange shares of the Wellness Fund. The Biotechnology Fund has the same purchase, sale and exchange arrangements as the Wellness Fund.

Buying Shares—Class A, B and C

Allianz Funds, Allianz Multi-Strategy Funds and PIMCO Funds Shareholders’ Guide

More detailed information about the Trust’s purchase, sale and exchange arrangements for Class A, B and C shares of the Wellness Fund is provided in the Guide, which is included in the Statement of Additional Information and can be obtained free of charge from the Distributor by written request or by calling 1-800-426-0107. The Guide provides technical information about the basic arrangements described below and also describes special purchase, sale and exchange features and programs offered by the Trust, including:

•	Automated telephone and wire-transfer procedures

•	Automatic purchase, exchange and withdrawal programs

•	Programs that establish a link from your Fund account to your bank account

•	Special arrangements for tax-qualified retirement plans

•	Investment programs which allow you to reduce or eliminate initial sales charges

•	Categories of investors that are eligible for waivers or reductions of initial sales charges and CDSCs

Calculation of Share Price and Redemption Payments

When you buy shares of the Wellness Fund, you pay a price equal to the NAV of the shares, plus any applicable sales charge. When you sell (redeem) shares, you receive an amount equal to the NAV of the shares, minus any applicable CDSC redemption fee or other fee. NAVs are ordinarily determined at the close of regular trading (normally, 4:00 p.m., Eastern time) on the New York Stock Exchange on each day the New York Stock Exchange is open. See “How Fund Shares Are Priced” above for details. Generally, purchase and redemption orders for Wellness Fund shares are processed at the NAV next calculated after your order is received by the Distributor. There are certain exceptions where an order is received by a broker or dealer before the NAV has been calculated and then transmitted to the Distributor after the NAV has been calculated for that day (in which case the order may be processed at that day’s NAV). Please see the Guide for details.

The Trust does not calculate NAVs or process orders on days when the New York Stock Exchange is closed. If your purchase or redemption order is received by the Distributor on a day when the New York Stock Exchange is closed, it will be processed on the next succeeding day when the New York Stock Exchange is open (at the succeeding day’s NAV).

You can buy Class A, Class B or Class C shares of the Wellness Fund in the following ways:

•

Through your broker, dealer or other financial intermediary.    Your broker, dealer or other intermediary may establish higher minimum investment requirements than the Trust and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker, dealer or other intermediary will normally be held in your account with that firm.

•

Directly from the Trust.    To make direct investments, you must open an account with the Distributor and send payment for your shares either by mail or through a variety of other purchase options and plans offered by the Trust.

If you wish to invest directly by mail, please send a check payable to Allianz Global Investors Distributors LLC, along with a completed application form to:

Allianz Global Investors Distributors LLC

P.O. Box 9688

Providence, Rhode Island 02940-0926

The Trust accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. You may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to Allianz Global Investors Distributors LLC and should clearly indicate your account number. Please call the Distributor at 1-800-426-0107 if you have any questions regarding purchases by mail.

The Distributor reserves the right to require payment by wire or U.S. bank check. The Distributor generally does not accept payments made by cash, temporary/starter checks, third-party checks, credit cards, traveler’s checks, credit card checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

The Guide describes a number of additional ways you can make direct investments, including through the Allianz Funds and PIMCO Funds Auto-Invest and Allianz Funds and PIMCO Funds Fund Link programs. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107. See “Allianz Funds, Allianz Multi-Strategy Funds and PIMCO Funds Shareholders’ Guide” above.

The Distributor, in its sole discretion, may accept or reject any order for purchase of Wellness Fund shares. No share certificates will be issued unless specifically requested in writing.

An investor should invest in the Wellness Fund for long-term investment purposes only. The Trust reserves the right to refuse purchases if, in the judgment of the Adviser, the purchases would adversely affect the Wellness Fund and its shareholders. In particular, the Trust and the Adviser each reserves the right to restrict purchases of Wellness Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.

Investment Minimums

The following investment minimums apply for purchases of Class A, Class B and Class C shares of the Wellness Fund.

Initial Investment	Subsequent Investments
$5,000	$100

Lower minimums may apply for certain categories of investors, including certain tax-qualified retirement plans and asset based fee programs, and for special investment programs and plans offered by the Trust, such as the Allianz Funds and PIMCO Funds Auto-Invest and Allianz Funds and PIMCO Funds Fund Link programs. Please see the Guide for details.

Small Account Fee

Because of the disproportionately high costs of servicing accounts with low balances, you will be charged a fee at the annual rate of $16 if your account balance for the Wellness Fund falls below a minimum level of $2,500, except for Uniform Gift to Minors, IRA, Roth IRA, Auto-Invest and Auto-Exchange accounts, employer-sponsored retirement plan accounts, Money Purchase and/or Profit Sharing plans, 401(k) plans, 403(b)(7) custodial accounts, SIMPLE IRAs, SEPs and SAR/SEPs for which the limit is $1,000. (A separate custodial fee may apply to IRAs, Roth IRAs and other retirement accounts.) However, you will not be charged this fee if the aggregate value of all of your Allianz Funds, Allianz Multi-Strategy Funds and PIMCO Funds accounts is at least $50,000. Any applicable small account fee will be deducted automatically from your below-minimum Fund account in quarterly installments and paid to the Administrator. Each Fund account will normally be valued, and any deduction taken, during the last five business days of each calendar quarter. Lower minimum balance requirements and waivers of the small account fee apply for certain categories of investors. Please see the Guide for details.

Minimum Account Size

Due to the relatively high cost to the Wellness Fund of maintaining small accounts, you are asked to maintain an account balance in the Wellness Fund of at least the minimum investment necessary to open the particular type of account. If your balance for the Wellness Fund remains below the minimum for three months or longer, the Administrator has the right (except in the case of employer-sponsored retirement accounts) to redeem your remaining shares and close that account after giving you 60 days to increase your balance. Your account will not be liquidated if the reduction in size is due solely to a decline in market value of your Fund shares or if the aggregate value of all your Allianz Fund, Allianz Multi-Strategy Funds and PIMCO Funds accounts exceeds $50,000.

Buying Shares—Class D

The following section provides basic information about how to buy, sell (redeem) and exchange Class D shares of the Wellness Fund.

Class D shares of the Wellness Fund are continuously offered through financial service firms, such as broker-dealers or registered investment advisers, with which the Distributor has an agreement for the use of the Wellness Fund in particular investment products, programs or accounts for which a fee may be charged.

You may purchase Class D shares only through your financial service firm. In connection with purchases, your financial service firm is responsible for forwarding all necessary documentation to the Distributor, and may charge you for such services. If you wish to purchase shares of the Fund directly from the Trust or the Distributor, you should inquire about the other classes of shares offered by the Trust. Please call the Distributor at 1-800-426-0107 for information about other investment options.

Class D shares of the Fund will be held in your account with your financial service firm and, generally, your firm will hold your Class D shares in nominee or street name as your agent. In most cases, the Trust’s transfer agent, PFPC, Inc., will have no information with respect to or control over accounts of specific Class D shareholders and you may obtain information about your accounts only through your financial service firm. In certain circumstances, your firm may arrange to have your shares held in your own name or you may subsequently become a holder of record for some other reason (for instance, if you terminate your relationship with your firm). In such circumstances, please contact the Distributor at 1-800-426-0107 for information about your account. In the interest of economy and convenience, certificates for Class D shares will not be issued.

The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended during any period in which the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission, when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors.

An investor should invest in the Funds for long-term investment purposes only. The Trust and the Adviser each reserves the right to refuse purchases if, in the judgment of the Trust or the Adviser, the purchases would adversely affect a Fund and its shareholders. In particular, the Trust and the Adviser each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances. See “Abusive Trading Practices” below for more information.

This Prospectus/Proxy Statement should be read in connection with your firm’s materials regarding its fees and services.

Calculation of Share Price and Redemption Payments

When you buy or sell (redeem) Class D shares of the Wellness Fund, you pay or receive a price equal to the NAV of the shares, subject to any Redemption Fees, as discussed below under “Redemption Fees.” NAVs are determined at the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open. See “How Fund Shares Are Priced” above for details. Generally, purchase and redemption orders for the Wellness Fund shares are processed at the NAV next calculated after your order is received by the Distributor. In addition, orders received by the Distributor from financial service firms after NAV is determined that day will be processed at that day’s NAV if the orders were received by the firm from its customer prior to such determination and were transmitted to and received by the Distributor prior to its close of business that day (normally 7:00 p.m., Eastern time).

The Trust does not calculate NAVs or process orders on days when the New York Stock Exchange is closed. If your purchase or redemption order is received by the Distributor on a day when the New York Stock Exchange is closed, it will be processed on the next succeeding day when the New York Stock Exchange is open (according to the succeeding day’s NAV).

Investment Minimums

The following investment minimums apply for purchases of Class D shares.

Initial Investment	Subsequent Investments
$5,000 per Fund	$100 per Fund

Your financial service firm may impose different investment minimums than the Trust. For example, if your firm maintains an omnibus account with the Wellness Fund, the firm may impose higher or lower investment minimums than the Trust when you invest in Class D shares of the Fund through your firm. Please contact your firm for information.

Minimum Account Size

Due to the relatively high cost to the Wellness Fund of maintaining small accounts, you are asked to maintain an account balance in the Wellness Fund in which you invest of at least the minimum investment necessary to open the particular type of account. In addition, accounts with balances of $2,500 or less may be charged an annual fee of $16. This fee may be deducted in quarterly installments from your below-minimum account and paid to the Administrator. If your balance for the Wellness Fund remains below the minimum for three months or longer, the Administrator has the right (except in the case of employer-sponsored retirement accounts) to redeem your remaining shares and close that Fund account after giving you 60 days to increase your balance. Your Wellness Fund account will not be liquidated if the reduction in size is due solely to a decline in market value of your Fund shares or if the aggregate value of all your Allianz Funds, Allianz Multi-Strategy Funds and PIMCO Funds accounts exceeds $50,000.

Buying Shares—Procedures Applicable to All Classes

Verification of Identity

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Wellness Fund must obtain the following information for each person that opens a new account:

1. Name.

2. Date of birth (for individuals).

3. Residential or business street address.

4. Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Wellness Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Wellness Fund may restrict your ability to purchase additional shares until your identity is verified. The Wellness Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Exchanging Shares

Class A, B and C Shares

Except as provided below and/or in the Wellness Fund’s prospectus(es), you may exchange your Class A, Class B, or Class C shares of the Wellness Fund for the same class of shares of any other fund or of another series of the Trust, Allianz Funds Multi-Strategy Trust or PIMCO Funds. This exchange privilege may in the future be extended to interval funds that may be established and managed by the Adviser and its affiliates. Unless eligible for a waiver, shareholders who exchange (or redeem) shares of the Wellness Fund within 30 days after their acquisition will be subject to a Redemption Fee of 2.00% of the NAV of the shares exchanged. See “Redemption Fees” below. Shares are exchanged on the basis of their respective NAVs (without a sales charge), minus any Redemption Fee, next calculated after your exchange order is received by the Distributor. Currently the Trust does not charge any other exchange fees or charges. Exchanges are subject to the $5,000 minimum initial purchase requirements for the Wellness Fund, except with respect to tax-qualified programs and exchanges effected through the Allianz Funds and PIMCO Funds Auto-Exchange plan. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See “Tax Consequences” below and “Taxation” in the Statement of Additional Information. If you maintain your account with the Distributor, you may exchange shares by completing a written exchange request and sending it to Allianz Global Investors Distributors LLC, P.O. Box 9688, Providence, Rhode Island 02940-0926. You can get an exchange form by calling the Distributor at 1-800-426-0107.

The Guide provides more detailed information about the exchange privilege, including the procedures you must follow and additional exchange options. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107. See “Allianz Funds, Allianz Multi-Strategy Funds and PIMCO Funds Shareholders’ Guide” above.

Class D Shares

Except as provided below or in the Wellness Fund prospectus(es), you may exchange your Class D shares of the Wellness Fund for Class D shares of any other fund or series of the Trust, Allianz Funds Multi-Strategy Trust or PIMCO Funds that offers Class D shares. Unless eligible for a waiver, Class D shareholders of the Wellness Fund who exchange (or redeem) their shares within 30 days of the acquisition will be subject to a Redemption Fee of 2.00% of the NAV of shares exchanged. See “Redemption Fees” below. Unless subject to a Redemption Fee, shares are exchanged on the basis of their respective NAVs next calculated after your exchange order is received by the Distributor. Currently, the Trust does not charge any other exchange fees or charges. Your financial service firm may impose various fees and charges, investment minimums and other requirements with respect to exchanges. An investor may exchange shares only with respect to funds or other eligible series that are registered in the investor’s state of residence or where an exemption from registration is available. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See “Tax Consequences” in this Prospectus and “Taxation” in the Statement of Additional Information. Please contact your financial service firm to exchange your shares and for additional information about the exchange privilege.

Exchanging Shares—General Procedures Applicable to All Classes

The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Trust or the Adviser, the transaction would adversely affect the Wellness Fund and its shareholders. In particular, a pattern of transactions characteristic of “market timing” strategies may be deemed by the Adviser to be detrimental to the Trust or the Wellness Fund. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the SEC, the Trust will give you 60 days advance notice if it exercises its right to terminate or materially modify the exchange privilege with respect to Class A, Class B and Class C shares. Because the Wellness Fund will not always be able to detect market timing activity, investors should not assume that the Wellness Fund will be able to detect or prevent all market timing or other trading practices that may disadvantage the Wellness Fund. For example, it is more difficult for the Wellness Fund to monitor trades that are placed by omnibus or other nominee accounts because the broker, retirement plan administrator or fee-based program sponsor or other financial intermediary maintains the record of the Wellness Fund’s underlying beneficial owners.

Abusive Trading Practices

The Trust generally encourages shareholders to invest in the Wellness Fund as part of a long-term investment strategy and discourages excessive, short-term trading, sometimes referred to as “market timing” and other abusive trading practices. However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds.

To discourage excessive, short-term trading and other abusive trading practices, the Trust’s Board of Trustees has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to the Wellness Fund and its shareholders. Such activities may have a detrimental effect on the Wellness Fund and its shareholders. For example, depending upon various factors such as the size of the Wellness Fund and the amount of its assets maintained in cash, short-term or excessive trading by fund shareholders may interfere with the efficient management of the Wellness Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of the Wellness Fund and its shareholders.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, the Trust imposes redemption fees on most Wellness Fund shares redeemed or exchanged within a given period after their purchase. The purpose of redemption fees is to deter excessive, short-term trading and other abuses and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests. See “Redemption Fees” below for further information.

Second, to the extent that there is a delay between a change in the value of a mutual fund’s portfolio holdings, and the time when that change is reflected in the net asset value of the fund’s shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of the Wellness Fund’s portfolio securities. See “How Fund Shares Are Priced” above for more information.

Third, the Trust seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and the Adviser each reserve the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of the Adviser, the transaction may adversely affect the interests of the Wellness Fund or its shareholders. Among other things, the Trust and its service providers may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price, and may also monitor for any attempts to improperly avoid the imposition of Redemption Fees. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities and although the Trust will consistently apply such methods, there can be no assurances that such activities can be detected, mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of the Wellness Fund shares by multiple investors are aggregated for submission to the Wellness Fund on a net basis, conceal the identity of the individual shareholders from the Wellness Fund because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of the Wellness Fund’s underlying beneficial owners. This makes it more difficult for the Wellness Fund to identify short-term transactions in the Wellness Fund. Although the Trust and its service providers may seek to review trading activity at the omnibus account level in order to identify abusive trading practices with respect to the Wellness Fund there can be no assurance in this regard.

Selling Shares—Class A, B and C Shares

You can sell (redeem) Class A, Class B or Class C shares of the Wellness Fund in the following ways:

•

Through your broker, dealer or other financial intermediary.    Your broker, dealer or other intermediary may independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return.

•

Directly from the Trust by written request.    To redeem shares directly from the Trust by written request (whether or not the shares are represented by certificates), you must send the following items to the Trust’s Transfer Agent for Class A, B and C shares, PFPC, Inc., P.O. Box 9688, Providence, Rhode Island 02940-0926:

(1) a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent’s records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

(2) for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under “Signature Guarantee” below;

(3) any share certificates issued for any of the shares to be redeemed (see “Certificated Shares” below); and

(4) any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements.

A signature guarantee is not required for redemptions requested by and payable to all shareholders of record for the account that is to be sent to the address of record for that account. To avoid delay in redemption or transfer, if you have any questions about these requirements you should contact the Transfer Agent in writing or call 1-800-426-0107 before submitting a request. Written redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. You cannot redeem your shares by written request to the Trust if they are held in broker “street name” accounts—you must redeem through your broker.

If the proceeds of your redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent’s records, or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described under “Signature Guarantee” below. The Distributor may, however, waive the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified retirement plan, the administrator for which has an agreement with the Distributor.

The Guide describes a number of additional ways you can redeem Class A, B or C shares, including:

•	Telephone requests to the Transfer Agent

•	Allianz Funds and PIMCO Funds Automated Telephone System (ATS)

•	Expedited wire transfers

•	Automatic Withdrawal Plan

•	Allianz Funds and PIMCO Funds Fund Link

Unless you specifically elect otherwise, your initial account application permits you to redeem Class A, B or C shares by telephone subject to certain requirements. To be eligible for ATS, expedited wire transfer, Automatic Withdrawal Plan, and Fund Link privileges, you must specifically elect the particular option on your account application and satisfy certain other requirements. The Guide describes each of these options and provides additional information about selling shares. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107.

Other than an applicable CDSC, or the Redemption Fee, you will not pay any special fees or charges to the Trust or the Distributor when you sell your Class A, B or C shares. However, if you sell your shares, through your broker, dealer or other financial intermediary, that firm may charge you a commission or other fee for processing your redemption request.

Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payments for more than seven days, as permitted by law.

Timing of Redemption Payments

Redemption proceeds will normally be mailed to the redeeming shareholder within seven calendar days or, in the case of wire transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption proceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer. Under unusual circumstances, the Trust may delay your redemption payments for more than seven days, as permitted by law.

Redemption Fees

Investors in Class A, Class B and Class C shares of the Wellness Fund will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged (based on the total redemption proceeds of any applicable contingent deferred sales charges). Redemption Fees will only be charged on shares redeemed or exchanged within 30 days after their acquisition, including shares acquired through exchanges.

When calculating the redemption fee, shares that are not subject to a redemption fee (“Free Shares”), including, but not limited to, shares acquired through the reinvestment of dividends and distributions, will be considered redeemed first. If Free Shares are not sufficient to fill the redemption order, and in cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which additional shares are being redeemed, and therefore whether a Redemption Fee is payable. As a result, Free Shares will be redeemed prior to Fund shares that are subject to the fee. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the applicable Fund for the purpose of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

A new 30 day time period begins with the day following each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 20 days after the purchase of the Fund A shares, followed in 20 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). In determining whether a redemption fee is payable, the first in first-out, or “FIFO,” method will be used to determine which shares are being redeemed. The Redemption Fees may be waived for certain categories of investors, as described below.

Certificated Shares

If you are redeeming shares for which certificates have been issued, the certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly-endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under “Signature Guarantee” below. The Trust may request further documentation from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians. Your redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

Signature Guarantee

When a signature guarantee is called for, a “medallion” signature guarantee will be required. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are the Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized medallion program may still be ineligible to provide a signature guarantee for transactions of greater than a specified dollar amount. The Trust may change the signature guarantee requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus.

Selling Shares—Class D Shares

You can sell (redeem) Class D shares of the Wellness Fund through your financial service firm on any day the New York Stock Exchange is open. Unless eligible for a waiver, shareholders who exchange their shares within 30 days of the acquisition will be subject to a Redemption Fee of 2.00% of the NAV of the shares exchanged. See “Redemption Fee” below. You do not pay any fees or other charges to the Trust or the

Distributor when you sell your shares, although your financial service firm may charge you for its services in processing your redemption request. Please contact your firm for details. If you are the holder of record of your Class D shares, you may contact the Distributor at 1-800-426-0107 for information regarding how to sell your shares directly to the Trust.

Your financial service firm is obligated to transmit your redemption orders to the Distributor promptly and is responsible for ensuring that your redemption request is in proper form. Your financial service firm will be responsible for furnishing all necessary documentation to the Distributor or the Trust’s transfer agent and may charge you for its services. Redemption proceeds will be forwarded to your financial service firm as promptly as possible and in any event within seven days after the redemption request is received by the Distributor in good order.

Redemption Fees

Investors in Class D shares of the Wellness Fund will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 30 days of their acquisition (i.e., beginning on the 31st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 30 day time period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 40 days after the purchase of the Fund A shares, followed in 20 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). In determining whether a redemption fee is payable, the first-in first-out, or “FIFO,” method will be used to determine which shares are being redeemed. The Redemption Fees may be waived for certain categories of investors, as described below.

Selling Shares—General Procedures Applicable to All Classes

Redemptions In Kind.    The Trust has agreed to redeem shares of the Wellness Fund solely in cash up to the lesser of $250,000 or 1% of the Wellness Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by the Wellness Fund in lieu of cash. If shares are redeemed in kind, investors should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Redemption Fees

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Wellness Fund to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Wellness Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

The purpose of the Redemption Fees is to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. The amount of a Redemption Fee represents the Adviser’s estimate of the costs reasonably anticipated to be incurred by the Wellness Fund in connection with the purchase or sale of portfolio securities, including international stocks, associated with an investor’s redemption or exchange. These costs include brokerage costs, market impact costs, (i.e., the increase in market prices which may result when a fund purchases or sells thinly traded stocks) and the effect of “bid/asked” spreads in international markets. Transaction costs incurred when purchasing or selling stocks of companies in foreign countries, and particularly emerging market countries, may be significantly higher than those in more developed countries. This is due, in part, to less competition among brokers, underutilization of technology on the part of foreign exchanges and brokers, the lack of less expensive investment options (such as derivative instruments) and lower levels of liquidity in foreign and underdeveloped markets.

Limitations on the Assessment of Redemption Fees.    The Wellness Fund may be limited in its ability to impose and/or collect the Redemption Fee in certain circumstances. For example, it may be difficult for the Wellness Fund to collect the Redemption Fee on transactions by shareholders who purchase, redeem or exchange shares held through omnibus accounts with financial intermediaries (for example, brokers, dealers, banks, or other entities that hold fund shares in nominee name, insurance companies that sponsor registered separate accounts organized as unit investment trusts, master-feeder funds, and certain fund-of-funds arrangements or, in the case of employee benefit plans, the plan administrators or plan recordkeepers). In omnibus accounts, purchases and sales of Wellness Fund shares by multiple investors are aggregated for submission on an aggregate basis, which complicates the ability of the Trust or its agents to identify individual shareholders and their transactions for purposes of assessing the Redemption Fee. Generally, based on past practice, the use of omnibus accounts is more prevalent in the case of Class D shares of the Trust, as compared to the other share classes of the Trust. Due to these limitations on the assessment of the Redemption Fee, the Wellness Fund’s use of Redemption Fees may not successfully reduce or eliminate excessive short-term trading in shares of the Fund, or fully insulate Fund shareholders from associated costs or other dilution of the value of Fund shares. Although SEC rules generally require the Trust or the Distributor to enter into agreements with financial intermediaries who hold Wellness Fund shares through omnibus and other accounts, under which the intermediaries agree to provide shareholder information and enforce restrictions on purchases, redemptions and exchanges, certain financial intermediaries may not comply with those agreements in practice or may fail to assess or collect the Redemption Fee in a manner fully consistent with this Prospectus/Proxy Statement. For these and other reasons, the Redemption Fee may not be applied to all applicable transactions in shares held through omnibus and other accounts with financial intermediaries. In addition, the Funds may waive the application of the Redemption Fee, as described below under “Waivers of Redemption Fees” and “Applicability of Redemption Fees in Certain Participant-Directed Retirement Plans.”

Waivers of Redemption Fees.    The Wellness Fund has elected not to impose the redemption fee in the following situations:

•	redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;

•	redemptions or exchanges in connection with a systematic withdrawal plan (including an automatic exchange plan);

•	certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans (see below for details);

•	redemptions or exchanges in a discretionary asset allocation or wrap program (“wrap programs”) that are made as a result of a full withdrawal from the wrap program;

•	redemptions or exchanges that are initiated by the sponsor of a program as part of a periodic rebalancing, provided that such rebalancing occurs no more frequently than monthly;

•

redemptions or exchanges in connection with required minimum distributions from a wrap program, an IRA, a participant- directed retirement plan or any other employee benefit plan or account qualified under Section 401 of the Code;

•	redemptions or exchanges in connection with distributions from a 529 plan;

•	involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment in the Funds, or to pay shareholder fees;

•	redemptions and exchanges effected by other mutual funds that are sponsored by the Adviser or its affiliates; and

•	otherwise as the Adviser or the Trust may determine in their sole discretion.

Additionally, no redemption fee applies to a redemption of shares of any class of shares of the Wellness Fund where the entirety of the proceeds of such redemption is immediately invested in another share class of the same Fund (a “Share Class Conversion”).

Applicability of Redemption Fees in Certain Participant-Directed Retirement Plans.    Redemption fees will not apply to the following transactions in participant-directed retirement plans (such as 401(k), 403(b), 457 and Keogh plans): 1) where the shares being redeemed were purchased with new contributions to the plan (e.g., payroll contributions, employer contributions, loan repayments); 2) redemptions made in connection with taking out a loan from the plan; 3) redemptions in connection with death, disability, forfeiture, hardship withdrawals, or qualified domestic relations orders; 4) redemptions made by a defined contribution plan in connection with a termination or restructuring of the plan; 5) redemptions made in connection with a participant’s termination of employment; and 6) redemptions or exchanges where the application of a redemption fee would cause a Fund, or an asset allocation program of which a Fund is a part, to fail to be considered a “qualified default investment alternative” under the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations thereunder. Redemption Fees generally will apply to other participant directed redemptions and exchanges. For example, if a participant exchanges shares of Fund A that were purchased with new contributions, into Fund B, a redemption fee would not apply to that exchange. However, any subsequent participant directed exchange of those shares from Fund B into Fund A or another fund may be subject to redemption fees, depending upon the holding period and subject to the exceptions described in this paragraph (and other limitations on imposing redemption fees, as discussed above).

Retirement plan sponsors, participant recordkeeping organizations and other financial intermediaries may also impose their own restrictions, limitations or fees in connection with transactions in the Funds’ shares in lieu of or in addition to the restrictions discussed above. These other restrictions may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any differences in how the redemption fee is applied to your investments in the Funds, and whether any additional restrictions, limitations or fees are imposed in connection with transactions in Fund shares.

The Trust may eliminate or modify the waivers enumerated above at any time, in its sole discretion. Shareholders will receive 60 days’ notice of any material changes to the Redemption Fee, unless otherwise permitted by law.

Fund Distributions

The Wellness Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Wellness Fund shares the day after the Trust receives your purchase payment. Dividends paid with respect to each class of shares are calculated in the same manner and at the same time, but dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares as a result of the distribution fees applicable to Class B and Class C shares. The Wellness Fund intends to declare and distribute income dividends to shareholders of record. To the extent a significant portion of the securities held by the Wellness Fund fluctuate in the rate or frequency with which they generate dividends and income, or have floating interest rates, the amounts of the Fund’s income distributions to shareholders are expected to vary. In addition, the Wellness Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

Class A, B and C Shares.    Dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares as a result of the distribution fees applicable to Class B and Class C shares. Class A, B and C shareholders can choose from the following distribution options:

•	Reinvest all distributions in additional shares of the same class of the Wellness Fund at NAV. This will be done unless you elect another option.

•

Invest all distributions in shares of the same class of any other Fund or another series of the Trust, Allianz Funds Multi-Strategy Trust or PIMCO Funds which offers that class at NAV. You must have an account existing in the Fund or series selected for investment with the identical registered name. You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.

•

Receive all distributions in cash (either paid directly to you or credited to your account with your broker or other financial intermediary). You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.

You do not pay any sales charges on shares you receive through the reinvestment of Wellness Fund distributions.

If you elect to receive Wellness Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust’s transfer agent will hold the returned checks for your benefit in a non-interest bearing account.

For further information on distribution options relating to Class A, B and C shares, please contact your broker or call the Distributor at 1-800-426-0107.

Class D Shares.    Class D shareholders can choose from the following distribution options:

•	Reinvest all distributions in additional Class D shares of the Wellness Fund at NAV. This will be done unless you elect another option.

•

Invest all distributions in Class D shares of any other the fund or another series of the Trust, Allianz Funds Multi-Strategy Trust or PIMCO Funds which offers Class D shares at NAV. You must have an account existing in the Fund or series selected for investment with the identical registered name. This option must be elected when your account is set up.

•	Receive all distributions in cash (either paid directly to you or credited to your account with your financial service firm). This option must be elected when your account is set up.

Your financial service firm may offer additional distribution reinvestment programs or options. Please contact your firm for details.

You do not pay any sales charges on shares you receive through the reinvestment of Wellness Fund distributions. If you elect to receive Wellness Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust’s transfer agent will hold the returned checks for your benefit in a non-interest bearing account.

For further information on distribution options for Class D shares, please contact your financial service firm or call the Distributor at 1-800-426-0107.

Tax Consequences

The Wellness Fund intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Wellness Fund’s failure to qualify as a regulated investment company would result in fund-level taxation, and consequently, a reduction in income available for distribution to shareholders.

Taxes on Distributions.    A shareholder subject to U.S. federal income tax will be subject to tax on Wellness Fund distributions whether they are paid in cash or reinvested in additional shares of the Wellness Fund. For federal tax purposes, Wellness Fund distributions will be taxable to you as either ordinary income or capital gains.

Wellness Fund dividends consisting of distributions of investment income are taxable to you as ordinary income. Federal taxes on Wellness Fund distributions of gains are determined by how long the Wellness Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that the Wellness Fund owned for more than 12 months and that are properly designated by the Wellness Fund as capital gain dividends will generally be taxable to you as long-term capital gains. Long-term capital gains rates applicable to individuals have been temporarily reduced—in general to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or before December 31, 2010. Distributions of gains from investments that the Wellness Fund owned for 12 months or less will generally be taxable to you at ordinary income rates.

The ultimate tax characterization of the Wellness Fund’s distributions made in a taxable year cannot be determined finally until after the end of that taxable year. As a result, there is a possibility that the Wellness Fund may make total distributions during a taxable year in an amount that exceeds the fund’s net investment income and net gains from capital assets for that year, in which case the excess generally would be treated as return of capital, which would be tax-free to you, up to the amount of your tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares.

For taxable years beginning on or before December 31, 2010, distributions of investment income designated by the Wellness Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Wellness Fund level.

Distributions are taxable to you even if they are paid from income or gains earned by the Wellness Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of a distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution.

Taxes When You Sell (Redeem) or Exchange Your Shares.    Any gain resulting from the sale of Wellness Fund shares will generally be subject to federal income tax. When you exchange shares of the Wellness Fund for shares of another series, the transaction generally will be treated as a sale of Wellness Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

A Note on Non-U.S. Investments.    The Wellness Fund’s investment in non-U.S. securities may be subject to withholding and other taxes imposed by countries outside the U.S. This may reduce the return on your investment. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. The Wellness Fund’s investments in non-U.S. securities (other than equity securities) or foreign currencies may increase or accelerate the Wellness Fund’s recognition of ordinary income and may affect the timing or amount of the Wellness Fund’s distributions.

Backup Withholding.    The Wellness Fund is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any shareholder who fails to properly furnish the Wellness Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Wellness Fund that he, she, or it is not subject to such withholding. The backup withholding rate will be 28% for amounts paid through December 31, 2010 and 31% for amounts paid thereafter. Please see the Statement of Additional Information for further details about backup withholding.

This section relates only to federal income tax consequences to U.S. persons of investing in the Wellness Fund; the consequences under other tax laws and to non-U.S. shareholders may differ. You should consult your tax adviser as to the possible application of foreign, state and local income-tax laws to Wellness Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Wellness Fund.

The tax consequences described above with respect to the Wellness Fund also apply to the Biotechnology Fund.

Appendix C

ADDITIONAL PERFORMANCE INFORMATION ABOUT THE WELLNESS FUND

As of December 31, 2007

RCM Wellness Fund

Total net assets: $83,810 (in thousands)

Number of securities in the portfolio: 65

PERFORMANCE1

Average Annual Total Return (for periods ended 12/31/07)

	6 month*	1 year	3 year	5 year	Since Class Inception	Since Fund Inception
Class A	-4.17%	3.98%	2.14%	9.15%	3.37%	3.37%
Class B	-3.55%	4.21%	2.36%	9.26%	3.44%	3.44%
Class C	4.39%	8.26%	3.32%	9.55%	3.59%	3.59%
Class D	7.21%	10.04%	4.08%	10.36%	12.84%	12.84%
S&P 500 Index	n/a	5.49%	8.62%	12.83%	n/a	n/a
S&P 500 Health Care Index	n/a	7.15%	7.05%	7.49%	n/a	n/a
Lipper Health/Biotechnology Funds Average	n/a	8.84%	7.09%	12.31%	n/a	n/a

*	Annualized
1	Past performance is no guarantee of future results. The returns include the effect of applicable sales charges and assumes all dividend and capital gain distributions were reinvested. The Wellness Fund’s Class A, B, and C shares commenced operations after the inception date shown. Class D shares were first offered on December 30, 1996.

Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost.

Cumulative Returns Through December 31, 2007

For $10,000 Invested at Fund’s Inception

C-1

RCM Wellness Fund As of 2/29/2008

Top Ten Holdings	% of Total Investments
SCHERING PLOUGH CORP (SGP)	4.7%
WYETH (WYE)	4.3%
THERMO FISHER SCIENTIFIC INC (TMO)	4.0%
BAXTER INTL INC (BAX)	4.0%
MEDTRONIC INC (MDT)	4.0%
GILEAD SCIENCES INC (GILD)	3.6%
GENENTECH INC (DNA)	3.5%
SHIRE PLC (U.K.)	3.5%
CHARLES RIV LABORATORIES INTL (CRL)	3.2%

Total	34.8%

Top 5 Related Industries	% of Total Investments
Pharmaceuticals	27%
Health Care Equipment	23%
Biotechnology	22%
Life Science Tools and Services	15%
Health care Services	5%

Portfolio Composition	% of Total Investments
Common Stock	97.8%
Cash Equivalents	2.2%

Portfolio Insights for RCM Wellness Fund

RCM Wellness Fund seeks long-term capital appreciation by normally investing at least 80% of its assets in equity securities of companies in wellness-related companies.

Most of the Fund’s relative outperformance in the second half of 2007 stemmed from stock selection, which was distributed among the four health care subsectors. In terms of allocation, the Fund’s underweighting in pharmaceuticals was the principal source of active returns.

In large-cap pharmaceuticals, the Fund’s lack of positions in Pfizer and Bristol Myers Squibb were the main contributors to relative outperformance. Pfizer reported disappointing earnings, while Bristol Myers Squibb was plagued by competitive concerns over its lead drug, Plavix. In health care services, the top performer was Express Scripts, which rose on the back of strong financial results and industry fundamentals. The continued conversion to mail-order prescriptions fueled growth across the pharmacy-benefit management (PBM) industry.

In biotech, two small companies were the main positive contributors. United Therapeutics rose on the heels of positive earnings and pipeline news for its lead drug candidate, inhaled Remodulin. Alexion Pharmaceuticals rose during the period due to the strong launch of its lead drug, Solaris. In medical devices, the top contributor was Kyphon, whose stock price appreciated after Medtronic announced its intention to buy the company in late July 2007.

C-2

The Fund’s lack of position in Johnson & Johnson detracted from overall performance. Despite numerous top-line challenges, the company posted solid earnings and reported encouraging pipeline news in its pharmaceutical group. In biotechnology, the principal detractor was Theravance, which fell on news that its strategic partner GlaxoSmithKline would not be exercising its option to buy the company. The company was unable to secure partnerships for two drugs with promising Phase-2 clinical data.

In health care services, the Fund’s overweighting in Cardinal Health and underweighting in United Health were detracted from performance. Cardinal Health fell after reporting disappointing financial results in its pharmaceutical business. United Health rose during the period due to solid financial results and its depressed valuation.

In medical devices, small-cap holdings detracted from overall performance. Shares of Align Technologies, the maker of transparent dental braces, fell after reporting a relatively sudden drop-off in demand for its products in the third quarter.

C-3

Appendix D

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the financial performance of each class of shares offered by the Funds for the five years ended June 30, 2007 and for the semi-annual period ending December 31, 2007. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund, assuming reinvestment of all dividends and distributions. This information for the five years ended June 30, 2007 has been audited by PricewaterhouseCoopers LLP, the Trust’s independent accountants, whose reports, along with the Fund’s financial statements, are included in the Shareholder Reports. Information for the semi-annual period ending December 31, 2007 is unaudited. The Shareholder Reports are incorporated by reference in the Statement of Additional Information and are available free of charge as discussed on page ii of the Prospectus/Proxy Statement.

Tables depicting Financial Highlights can be found on the following pages.

Selected Per Share for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss) on Investments(a)	Total Income (loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital
Biotechnology Fund

Class A
07/01/07—12/31/07+	$24.87	$(0.16)	$1.00	$0.84	$—	$—	$—
06/30/07	23.30	(0.32)	1.89	1.57	—	—	—
06/30/06	24.60	(0.35)	(0.95)	(1.30)	—	—	—
06/30/05	25.68	(0.35)	(0.74)	(1.09)	—	—	—
06/30/04	21.24	(0.38)	4.81	4.43	—	—	—
06/30/03	15.97	(0.26)	5.53	5.27	—	—	—

Class B
07/01/07—12/31/07+	$23.87	$(0.25)	$0.97	$0.72	$—	$—	$—
06/30/07	22.54	(0.48)	1.81	1.33	—	—	—
06/30/06	23.98	(0.53)	(0.91)	(1.44)	—	—	—
06/30/05	25.21	(0.52)	(0.72)	(1.24)	—	—	—
06/30/04	21.02	(0.55)	4.73	4.18	—	—	—
06/30/03	15.92	(0.38)	5.48	5.10	—	—	—

Class C
07/01/07—12/31/07+	$23.88	$(0.25)	$0.96	$0.71	$—	$—	$—
06/30/07	22.54	(0.48)	1.82	1.34	—	—	—
06/30/06	23.98	(0.53)	(0.91)	(1.44)	—	—	—
06/30/05	25.22	(0.52)	(0.73)	(1.25)	—	—	—
06/30/04	21.02	(0.55)	4.74	4.19	—	—	—
06/30/03	15.92	(0.39)	5.49	5.10	—	—	—

Selected Per Share for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss) on Investments(a)	Total Income (loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital
Class D
07/01/07—12/31/07+	$24.86	$(0.16)	$1.00	$0.84	$—	$—	$—
06/30/07	23.29	(0.32)	1.89	1.57	—	—	—
06/30/06	24.59	(0.36)	(0.94)	(1.30)	—	—	—
06/30/05	25.67	(0.35)	(0.74)	(1.09)	—	—	—
06/30/04	21.24	(0.37)	4.79	4.42	—	—	—
06/30/03	15.96	(0.25)	5.53	5.28	—	—	—

+	Unaudited
*	Annualized
(a)	Calculated on average shares outstanding during the period.

Selected Per Share for the Year or Period Ended:	Total Distributions	Fund Redemption Fee(a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets w/o Waiver and Reimbursement		Ratio of Net Investment Income (loss) to Average Net Assets	Portfolio Turnover Rate
Biotechnology Fund

Class A
07/01/07—12/31/07+	$—	$0.00	(c)	$25.71		3.38%		$9,893	1.49	%*(i)			(1.22)%*	134%
06/30/07	—	0.00	(c)	24.87		6.74		9,768	1.54	(h)			(1.28)	60
06/30/06	—	0.00	(c)	23.30	(d)	(5.29	)(d)	12,855	1.57				(1.36)	147
06/30/05	—	0.01		24.60		(4.21)		14,849	1.60	(b)			(1.44)	139
06/30/04	—	0.01		25.68		20.90		13,877	1.61				(1.58)	121
06/30/03	—	—		21.24		33.00		4,616	1.61				(1.45)	145

Class B
07/01/07—12/31/07+	$—	$0.00	(c)	$24.59		3.02%		$3,739	2.24	%*(i)			(1.97)%*	134%
06/30/07	—	0.00	(c)	23.87		5.95		4,214	2.29	((h)			(2.03)	60
06/30/06	—	0.00	(c)	22.54	(f)	(6.05	)(f)	6,103	2.32				(2.11)	147
06/30/05	—	0.01		23.98		(4.88)		7,896	2.35	(b)			(2.20)	139
06/30/04	—	0.01		25.21		19.93		8,215	2.36				(2.32)	121
06/30/03	—	—		21.02		32.04		1,949	2.36				(2.20)	145

Class C
07/01/07—12/31/07+	$—	$0.00	(c)	$24.59		2.97%		$5,615	2.24	%*(i)			(1.97)%*	134%
06/30/07	—	0.00	(c)	23.88		5.95		5,525	2.29	(h)			(2.03)	60
06/30/06	—	0.00	(c)	22.54	(e)	(6.01	)(e)	7,013	2.32				(2.11)	147
06/30/05	—	0.01		23.98		(4.92)		8,422	2.35	(b)			(2.20)	139
06/30/04	—	0.01		25.22		19.98		9,248	2.36				(2.32)	121
06/30/03	—	—		21.02		32.04		3,935	2.36				(2.19)	145

Class D
07/01/07—12/31/07+	$—	$—		$25.70		3.38%		$83,266	1.49	%*(i)	1.49	%*(i)	(1.22)%*	134%
06/30/07	—	$0.00	(c)	24.86		6.79		95,565	1.54	(h)	1.54	(h)	(1.28)	60
06/30/06	—	0.00	(c)	23.29	(g)	(5.33	)(g)	147,035	1.57		1.57		(1.36)	147
06/30/05	—	0.01		24.59		(4.21)		230,378	1.60	(b)	1.60	(b)	(1.45)	139
06/30/04	—	0.01		25.67		20.86		325,334	1.61		1.61		(1.58)	121
06/30/03	—	—		21.24		33.08		319,143	1.61		1.61		(1.45)	145

(b)	Effective April 1, 2005, the Administration Fee was reduced by 0.05%.
(c)	Amount less than $0.01 per share.

(d)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $23.30 and (5.29)%, respectively.
(e)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $22.54 and (6.01)%, respectively.
(f)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.01%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $22.54 and (6.05)%, respectively.
(g)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.04%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $23.29 and (5.29)%, respectively.
(h)	Effective January 1, 2007 the advisory fee was reduced by 0.05%.
(i)	Effective October 1, 2007 the advisory fee was reduced by an additional 0.05%.

Selected Per Share for the Year or Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss) on Investments(a)	Total Income (loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital
Wellness Fund

Class A
07/01/07—12/31/07+	$23.82	$(0.09)	$0.94	$0.85	$—	$—	$—
06/30/07	21.23	(0.09)	2.68	2.59	—	—	—
06/30/06	21.19	(0.11)	0.15	0.04	—	—	—
06/30/05	20.80	(0.05)	0.44	0.39	—	—	—
06/30/04	18.64	(0.18)	2.34	2.16	—	—	—
06/30/03	16.24	(0.14)	2.54	2.40	—	—	—

Class B
07/01/07—12/31/07+	$22.86	$(0.18)	$0.91	$0.73	$—	$—	$—
06/30/07	20.53	(0.25)	2.58	2.33	—	—	—
06/30/06	20.64	(0.27)	0.16	(0.11)	—	—	—
06/30/05	20.41	(0.21)	0.44	0.23	—	—	—
06/30/04	18.43	(0.33)	2.31	1.98	—	—	—
06/30/03	16.19	(0.26)	2.50	2.24	—	—	—

Class C
07/01/07—12/31/07+	$22.87	$(0.18)	$0.91	$0.73	$—	$—	$—
06/30/07	20.53	(0.25)	2.59	2.34	—	—	—
06/30/06	20.64	(0.27)	0.16	(0.11)	—	—	—
06/30/05	20.42	(0.21)	0.43	0.22	—	—	—
06/30/04	18.44	(0.33)	2.31	1.98	—	—	—
06/30/03	16.20	(0.26)	2.50	2.24	—	—	—

Class D
07/01/07—12/31/07+	$23.82	$(0.09)	$0.94	$0.85	$—	$—	$—
06/30/07	21.22	(0.09)	2.69	2.60	—	—	—
06/30/06	21.18	(0.11)	0.15	0.04	—	—	—
06/30/05	20.79	(0.06)	0.45	0.39	—	—	—
06/30/04	18.64	(0.19)	2.34	2.15	—	—	—
06/30/03	16.25	(0.15)	2.54	2.39	—	—	—

*	Annualized
(a)	Calculated on average shares outstanding during the period.

Selected Per Share for the Year or Period Ended:	Total Distribution	Fund Redemption Fee(a)		Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Without Waiver and Reimbursement		Ratio of Net Investment Income (loss) to Average Net Assets	Portfolio Turnover Rate
Wellness Fund

Class A
07/01/07—12/31/07+	$—	$—		$24.67		3.57%		$10,909	1.51	%*			(0.77)%*	86%
06/30/07	—	0.00	(c)	23.82		12.20		11,879	1.55	(f)			(0.38)	254
06/30/06	—	0.00	(c)	21.23	(e)	0.19	(e)	14,526	1.57				(0.49)	280
06/30/05	—	—		21.19		1.88		18,752	1.60	(b)			(0.25)	210
06/30/04	—	—		20.80		11.59		14,308	1.62				(0.92)	257
06/30/03	—	—		18.64		14.78		4,892	1.60				(0.89)	151

Class B
07/01/07—12/31/07+	$—	$—		$23.59		3.19%		$5,827	2.26	%*			(1.52)%*	86%
06/30/07	—	0.00	(c)	22.86		11.35		6,183	2.30	(f)			(1.13)	254
06/30/06	—	0.00	(c)	20.53	(d)	(0.53	)(d)	8,043	2.32				(1.24)	280
06/30/05	—	—		20.64		1.13		9,725	2.35	(b)			(1.02)	210
06/30/04	—	—		20.41		10.74		9,427	2.37				(1.68)	257
06/30/03	—	—		18.43		13.84		3,684	2.35				(1.65)	151

Class C
07/01/07—12/31/07+	$—	$—		$23.60		3.19%		$5,590	2.26	%*			(1.52)%*	86%
06/30/07	—	0.00	(c)	22.87		11.34		5,554	2.30	(f)			(1.13)	254
06/30/06	—	0.00	(c)	20.53	(d)	(0.53	)(d)	7,444	2.32				(1.24)	280
06/30/05	—	—		20.64		1.08		9,875	2.35	(b)			(1.02)	210
06/30/04	—	—		20.42		10.74		9,859	2.37				(1.68)	257
06/30/03	—	—		18.44		13.83		3,051	2.35				(1.66)	151

Class D
07/01/07—12/31/07+	$—	$—		$24.67		3.57%		$61,484	1.51	%*	1.51	%*	(0.77)%*	86%
06/30/07	—	0.00	(c)	23.82		12.20		65,554	1.55	(f)	1.55	(f)	(0.38)	254
06/30/06	—	0.00	(c)	21.22	(g)	0.24	(g)	83,410	1.57		1.57		(0.51)	280
06/30/05	—	—		21.18		1.88		125,756	1.60	(b)	1.60	(b)	(0.29)	210
06/30/04	—	—		20.79		11.53		167,820	1.61		1.61		(0.98)	257
06/30/03	—	—		18.64		14.71		170,980	1.61		1.61		(0.94)	151

+	Unaudited
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Effective April 1, 2005, the Administrative Fee was reduced by 0.05%.
(c)	Amount less than $0.01 per share.
(d)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $20.53 and (0.55)%, respectively.
(e)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $21.23 and 0.17%, respectively.
(f)	Effective January 1, 2007 the advisory fee was reduced by 0.05%.
(g)	Payments from Affiliates increased the end of period net asset value by less than $0.01 per share and the total return by 0.02%. If the Affiliates had not made these payments, the end of period net asset value and total return would have been $21.22 and 0.22%, respectively.

ALLIANZ FUNDS

RCM BIOTECHNOLOGY FUND

FORM N-14

PART B

STATEMENT OF ADDITIONAL INFORMATION

August 26, 2008

This Statement of Additional Information (the “SAI”) relates to the proposed reorganization (the “Reorganization”) of the RCM Biotechnology Fund (the “Biotechnology Fund”) into the RCM Wellness Fund1 (the “Wellness Fund” and, together, the “Funds”). The Biotechnology Fund and the Wellness Fund are series of Allianz Funds (the “Trust”).

This SAI contains information that may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated August 26, 2008 (the “Prospectus/Proxy Statement”) of the Wellness Fund, which relates to the Reorganization. As described in the Prospectus/Proxy Statement, the Reorganization is to be effected through the combination of the Biotechnology Fund and the Wellness Fund in a transaction in which the Wellness Fund will be the surviving Fund. As a result of the proposed transaction, the Biotechnology Fund will cease to be a separate series of the Trust and will terminate and Biotechnology Fund shareholders will receive in exchange for their Biotechnology Fund shares a number of Wellness Fund shares of the same class, equal in value at the date of the Reorganization to the aggregate value of their Biotechnology Fund shares.

This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to Allianz Funds 1345 Avenue of the Americas, New York, New York 10105, or by calling 1-800-426-0107.

I.	Additional Information about the Wellness Fund and the Biotechnology Fund.

This SAI is accompanied by the Statement of Additional Information of the Trust dated July 1, 2008 (the “Trust SAI”), which has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Trust SAI contains additional information about the Wellness Fund and the Biotechnology Fund.

1	On or about September 4, 2008, the RCM Healthcare Fund will be known as the RCM Wellness Fund. This SAI assumes that the name change and the associated changes in investment strategies have already occurred.

1

II.	Financial Statements.

A. Incorporation by Reference: This SAI is accompanied by: (i) the Annual Report for Class A, Class B and Class C shares of the Funds for the year ended June 30, 2007; (ii) the Annual Report for Class D shares of the Funds for the year ended June 30, 2007 (together, the “Annual Reports”); (iii) the Semiannual Report to Class A, Class B and Class C shareholders of the Funds for the six months ended December 31, 2007, including the unaudited Financial Statements included therein; and (iv) the Semiannual Reports to Class D shareholders of the Funds for the six months ended December 31, 2007, including the unaudited Financial Statements included therein (together, the “Semiannual Reports”). The Annual Reports and Semiannual Reports contain historical financial information regarding both the Biotechnology Fund and the Wellness Fund. The Annual Reports, including the reports of PricewaterhouseCoopers LLP contained therein, and Semiannual Reports, have been filed with the Securities and Exchange Commission and are incorporated herein by reference.

B. Unaudited Pro Forma Combined Financial Statements: Unaudited pro forma combined financial statements for the Funds, relating to the Reorganization of the Funds, including notes to such pro forma financial statements, are set forth below. Subject to the approval of the Agreement and Plan of Reorganization (“Plan of Reorganization”) by the shareholders of the Funds, the Biotechnology Fund would combine with the Wellness Fund in a transaction in which the Wellness Fund will be the surviving Fund. As a result of the proposed transaction, the Biotechnology Fund will cease to be a separate series of the Trust and Class A, Class B, Class C and Class D shareholders of the Biotechnology Fund will receive in exchange for their shares a number of Wellness Fund shares of the same class, equal in value at the date of the Reorganization (collectively, the “Merger Shares”) to the aggregate value of their Biotechnology Fund shares. The pro forma combined financial statements reflect the combined financial position of the Biotechnology Fund with the Wellness Fund at December 31, 2007, as if the Reorganization had occurred on January 1, 2007. The statement of assets and liabilities and the related statement of operations of Biotechnology Fund and Wellness Fund have been combined as of and for the twelve months ended December 31, 2007. The following pro forma combined financial statements should be read in conjunction with the separate financial statements of the Funds contained within the Annual Reports and Semiannual Reports referred to in the preceding section.

2

December 31, 2007

PRO FORMA COMBINED STATEMENTS OF ASSETS AND LIABILITIES (unaudited)

All numbers are in thousands (except per share amounts)

	RCM Biotechnology Fund	RCM Wellness Fund	Pro Forma Adjustments	RCM Wellness Fund Pro Forma Combined
Assets:
Investments, at value	$111,524	$87,870	$—	$199,394
Investments in Affiliates, at value	26,858	7,267	—	34,125
Cash	1	1	—	2
Receivable for investments sold	1,784	1,623	—	3,407
Receivable for Fund shares sold	576	333	—	909
Dividends and interest receivable (net of foreign taxes)	1	65	—	66
Securities lending interest receivable (net)	26	3	—	29

	140,770	97,162	—	237,932

Liabilities:
Payable for collateral for securities on loan	32,672	9,494	—	42,166
Payable for investments purchased	3,631	2,454	—	6,085
Payable to securities lending agent	—	1,204	—	1,204
Options written, at value	1,117	—	—	1,117
Payable for Fund shares redeemed	708	91	—	799
Investment advisory fees payable	68	51	—	119
Administration fees payable	34	34	—	68
Servicing fees payable	21	17	—	38
Distribution fees payable	6	7	—	13
	38,257	13,352	—	51,609

Net Assets	$102,513	$83,810	$—	$186,323

Net Assets Consist of:
Paid-in-capital	$442,485	$90,481	$—	$532,966
Dividends in excess of net investment income	(738)	(377)	—	(1,115)
Accumulated net realized loss	(344,377)	(12,190)	—	(356,567)
Net unrealized appreciation of investments, options written and foreign currency transactions	5,143	5,896	—	11,039

	$102,513	$83,810	$—	$186,323

3

	RCM Biotechnology Fund	RCM Wellness Fund	Pro Forma Adjustments		RCM Wellness Fund Pro Forma Combined
Net Assets:
Class A	$9,893	$10,909	$—		$20,802
Class B	$3,739	$5,827	$—		$9,566
Class C	$5,615	$5,590	$—		$11,205
Class D	$83,266	$61,484	$—		$144,750

Shares Issued and Outstanding:
Class A	385	442	16	*	843
Class B	152	247	7	*	406
Class C	228	237	10	*	475
Class D	3,240	2,493	134	*	5,867

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)
Class A	$25.71	$24.67	$—		$24.67
Class B	$24.59	$23.59	$—		$23.59
Class C	$24.59	$23.60	$—		$23.60
Class D	$25.70	$24.67	$—		$24.67
Cost of Investments	$106,792	$81,974	$—		$188,766

Cost of Investments in Affiliates	$26,858	$7,267	$—		$34,125

Premiums Received for Options Written	$1,528	$—	$—		$1,528

*	Classes A, B, C and D shares of RCM Biotechnology Fund are exchanged for Classes A, B, C and D shares of RCM Wellness Fund, respectively.

Initial per share values of each class are presumed to equal the values of the respective share classes of the RCM Wellness Fund.

See Notes to Pro Forma combined financial statements

4

For the twelve months ended December 31, 2007

PRO FORMA COMBINED STATEMENT OF OPERATIONS (unaudited)

All numbers are in thousands

	RCM Biotechnology Fund	RCM Wellness Fund	Pro Forma Adjustments		RCM Wellness Fund Pro Forma Combined
Investment Income:
Interest	$137	$119	$—		$256
Dividends, net of foreign withholding taxes	102	663	—		765
Securities lending income (net)	106	30	—		136
Miscellaneous income	5	—	—		5

Total Income	350	812	—		1,162

Expenses:
Investment advisory fees	1,033	680	(129	)(a)	1,584
Administration fees	492	454	—		946
Distribution fees—Class B	35	47	—		82
Distribution fees—Class C	46	42	—		88
Servicing fees—Class A	26	32	—		58
Servicing fees—Class B	11	15	—		26
Servicing fees—Class C	16	14	—		30
Servicing fees—Class D	255	166	—		421
Trustees’ fees	7	5	—		12
Interest expense	—	1	—		1

Total Expenses	1,921	1,456	(129	)(a)	3,248

Net Investment Loss	(1,571)	(644)	129	(a)	(2,086)

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	18,552	8,151	—		26,703
Options written	(930)	(98)	—		(1,028)
Securities sold short	—	(160)	—		(160)
Foreign currency transactions	—	20	—		20
Net change in unrealized appreciation/depreciation of:
Investments	(13,221)	1,630	—		(11,591)
Options written	410	1	—		411
Securities sold short	—	—	—		—
Foreign currency transactions	—	(3)	—		(3)
Net Realized and Change in Unrealized Gain	4,811	9,541	—		14,352
Net Increase in Net Assets
Resulting from Investment Operations	$3,240	$8,897	$129		$12,266

(a) The decrease in the advisory fee is due to the waiver for the Biotechnology Fund that will remain in effect for the Wellness Fund through December 31, 2008.

See Notes to Pro Forma combined financial statements.

5

December 31, 2007

PRO FORMA COMBINED SCHEDULES OF INVESTMENTS (unaudited)

All numbers are in thousands, except number of shares

	RCM Biotechnology Fund		RCM Wellness Fund		RCM Wellness Pro Forma Combined
	Shares	Value (000s)	Shares	Value (000s)	Shares	Value (000s)	% Combined Value of Net Assets
COMMON STOCK

Biotechnology
Cardiome Pharma Corp.(b)	63,980	$570			63,980	$570	0.3%
Pozen, Inc.(b)(d)	14,315	172			14,315	172	0.1%

		742				742	0.4%

Consumer Services
Affymax, Inc.(b)(d)	50,690	1,133			50,690	1,133	0.6%
Arrowhead Research Corp.(b)(d)	121,548	460			121,548	460	0.3%

		1,593				1,593	0.9%

Energy
Verenium Corp.(b)(d)	305,335	1,524			305,335	1,524	0.8%

Healthcare
Abbott Laboratories			58,600	$3,290	58,600	3,290	1.8%
Affymetrix, Inc.(b)(d)	31,535	730			31,535	730	0.4%
Alexion Pharmaceuticals, Inc.(b)	24,600	1,846	16,618	1,247	41,218	3,093	1.7%
Align Technology, Inc.(b)(d)			25,455	425	25,455	425	0.2%
Allergan, Inc.			18,667	1,199	18,667	1,199	0.6%
Alnylam Pharmaceuticals, Inc.(b)(d)	28,550	830			28,550	830	0.4%
Altus Pharmaceuticals, Inc.(b)(d)	47,870	248			47,870	248	0.1%
Amylin Pharmaceuticals, Inc.(b)(d)	38,535	1,426	8,980	332	47,515	1,758	0.9%
Applera Corp.—Celera Genomics Group(b)			18,828	299	18,828	299	0.2%
Arena Pharmaceuticals, Inc.(b)(d)	40,163	314			40,163	314	0.2%
Ariad Pharmaceuticals, Inc.(b)(d)	70,125	298			70,125	298	0.2%
Arqule, Inc.(b)	50,000	290			50,000	290	0.2%
Atherogenics, Inc.(b)(d)	38,090	14			38,090	14	0.0%
Baxter International, Inc.			21,500	1,255	21,500	1,255	0.7%
Biogen Idec, Inc.(b)			8,025	457	8,025	457	0.2%
BioMarin Pharmaceutical, Inc.(b)(d)	80,125	2,836	17,275	612	97,400	3,448	1.9%
BioMimetic Therapeutics, Inc.(b)	19,725	343	35,276	613	55,001	956	0.5%
Cardinal Health, Inc.			19,151	1,106	19,151	1,106	0.6%
Celgene Corp.(b)(d)(f)	307,500	14,208	47,385	2,190	354,885	16,398	8.8%
Cephalon, Inc.(b)	18,700	1,342	5,495	394	24,195	1,736	0.9%

6

	RCM Biotechnology Fund		RCM Wellness Fund		RCM Wellness Pro Forma Combined
	Shares	Value (000s)	Shares	Value (000s)	Shares	Value (000s)	% Combined Value of Net Assets
Charles River Laboratories International, Inc.(b)	19,900	$1,309	43,120	$2,837	63,020	$4,146	2.2%
Combinatorx, Inc.(b)(d)	98,100	436			98,100	436	0.2%
Covance, Inc.(b)			22,796	1,975	22,796	1,975	1.1%
Coventry Health Care, Inc.(b)			10,890	645	10,890	645	0.3%
Cubist Pharmaceuticals, Inc.(b)(d)	49,895	1,023	40,085	822	89,980	1,845	1.0%
CVS Corp.			45,258	1,799	45,258	1,799	1.0%
Cytokinetics, Inc.(b)	53,855	255			53,855	255	0.1%
Enteromedics, Inc.(b)	98,925	796	74,580	600	173,505	1,396	0.7%
Exelixis, Inc.(b)(d)	83,955	725			83,955	725	0.4%
Express Scripts, Inc.(b)			46,321	3,381	46,321	3,381	1.8%
Forest Laboratories, Inc.(b)			24,375	888	24,375	888	0.5%
Genentech, Inc.(b)			17,740	1,190	17,740	1,190	0.6%
Gen-Probe, Inc.(b)	18,280	1,150	7,520	473	25,800	1,623	0.9%
Genzyme Corp.(b)(f)	64,245	4,782	30,613	2,279	94,858	7,061	3.8%
Geron Corp.(b)(d)	129,603	736			129,603	736	0.4%
Gilead Sciences, Inc.(b)(f)	181,805	8,365	59,005	2,715	240,810	11,080	5.9%
Health Net, Inc.(b)			26,081	1,260	26,081	1,260	0.7%
Helicos Biosciences Corp.(b)	32,140	336			32,140	336	0.2%
Hologic, Inc.(b)			24,500	1,682	24,500	1,682	0.9%
Human Genome Sciences, Inc.(b)(d)	397,400	4,149	20,984	219	418,384	4,368	2.3%
Humana, Inc.(b)			43,280	3,259	43,280	3,259	1.7%
Idenix Pharmaceuticals, Inc.(b)(d)	66,524	180			66,524	180	0.1%
Illumina, Inc.(b)(d)	24,000	1,422			24,000	1,422	0.8%
ImClone Systems, Inc.(b)	16,565	712			16,565	712	0.4%
Immunomedics, Inc.(b)(d)	254,520	590			254,520	590	0.3%
Insulet Corp.(b)			8,947	210	8,947	210	0.1%
InterMune, Inc.(b)(d)	50,100	668			50,100	668	0.4%
Isis Pharmaceuticals, Inc.(b)(d)	54,402	857			54,402	857	0.5%
Keryx Biopharmaceuticals, Inc.(b)(d)	448,102	3,764	16,862	140	464,964	3,904	2.1%
Kosan Biosciences, Inc.(b)(d)	277,817	1,000			277,817	1,000	0.5%
Lifecell Corp.(b)(d)			21,129	911	21,129	911	0.5%
LifePoint Hospitals, Inc.(b)			27,380	814	27,380	814	0.4%
Medarex, Inc.(b)(d)	146,265	1,524			146,265	1,524	0.8%
Medco Health Solutions, Inc.(b)			9,955	1,009	9,955	1,009	0.5%
Medicines Co.(b)	17,370	333			17,370	333	0.2%
Medtronic, Inc.			37,160	1,868	37,160	1,868	1.0%
Merck & Co., Inc.(f)			109,500	6,362	109,500	6,362	3.4%
Millennium Pharmaceuticals(b)	307,300	4,603	28,430	426	335,730	5,029	2.7%
Myriad Genetics, Inc.(b)(d)	27,045	1,255			27,045	1,255	0.7%
Northstar Neuroscience, Inc.(b)(d)			54,715	509	54,715	509	0.3%
Onyx Pharmaceuticals, Inc.(b)(d)	43,152	2,400	11,785	656	54,937	3,056	1.6%

7

	RCM Biotechnology Fund		RCM Wellness Fund		RCM Wellness Pro Forma Combined
	Shares	Value (000s)	Shares	Value (000s)	Shares	Value (000s)	% Combined Value of Net Assets
OSI Pharmaceuticals, Inc.(b)(d)	26,219	$1,272	10,534	$511	36,753	$1,783	1.0%
Panacos Pharmaceuticals, Inc.(b)(d)	37,410	30			37,410	30	0.0%
PDL BioPharma, Inc.(b)(f)	386,860	6,778			386,860	6,778	3.6%
Pharmion Corp.(b)	44,255	2,782			44,255	2,782	1.5%
Progenics Pharmaceuticals, Inc.(b)(d)	57,400	1,037			57,400	1,037	0.6%
Protalix Biotherapeutics, Inc.(b)(d)	141,490	481			141,490	481	0.3%
Qiagen N.V.(b)(d)	85,800	1,806	43,920	925	129,720	2,731	1.5%
Regeneron Pharmaceuticals, Inc.(b)	117,540	2,839	28,140	680	145,680	3,519	1.9%
Rigel Pharmaceuticals, Inc.(b)	34,110	866			34,110	866	0.5%
Savient Pharmaceuticals, Inc.(b)(d)	31,495	723	23,505	540	55,000	1,263	0.7%
Schering-Plough Corp.			142,585	3,798	142,585	3,798	2.0%
Sepracor, Inc.(b)	13,290	349			13,290	349	0.2%
Shire Pharmaceuticals Group PLC ADR	35,065	2,418	26,800	1,848	61,865	4,266	2.3%
St. Jude Medical, Inc.(b)			71,320	2,898	71,320	2,898	1.6%
StemCells, Inc.(b)(d)	82,900	124			82,900	124	0.1%
Stryker Corp.			53,290	3,982	53,290	3,982	2.1%
Teva Pharmaceutical Industries Ltd. ADR			21,150	983	21,150	983	0.5%
Third Wave Technologies(b)	63,700	615			63,700	615	0.3%
United Therapeutics Corp.(b)(d)	35,870	3,503	18,300	1,787	54,170	5,290	2.8%
UnitedHealth Group, Inc.			24,335	1,416	24,335	1,416	0.8%
Vertex Pharmaceuticals, Inc.(b)	75,800	1,761			75,800	1,761	0.9%
Volcano Corp.(b)			52,425	656	52,425	656	0.4%
Wright Medical Group, Inc.(b)			24,135	704	24,135	704	0.4%
Wyeth(f)			40,325	1,782	40,325	1,782	1.0%
XenoPort, Inc.(b)	16,570	926	6,195	346	22,765	1,272	0.7%
XOMA Ltd.(b)(d)	87,201	296			87,201	296	0.2%
Xtent, Inc.(b)			28,855	285	28,855	285	0.2%
Zymogenetics, Inc.(b)(d)	78,420	915			78,420	915	0.5%

		97,616		75,489		173,105	92.9%

Insurance
Cigna Corp.			32,340	1,738	32,340	1,738	0.9%

8

	RCM Biotechnology Fund		RCM Wellness Fund		RCM Wellness Pro Forma Combined
	Shares	Value (000s)	Shares	Value (000s)	Shares	Value (000s)	% Combined Value of Net Assets
Technology
Applera Corp.—Applied Biosystems Group	17,325	$588	19,385	$658	36,710	$1,246	0.7%
Cerner Corp. (b)			14,120	796	14,120	796	0.4%
Thermo Fisher Scientific, Inc.(b)(d)			67,225	3,877	67,225	3,877	2.1%

		588		5,331		5,919	3.2%

Total Common Stock (cost—$95,759, $76,530 and $172,289, respectively)		102,063		82,558		184,621	99.1%

SHORT-TERM INVESTMENTS

Collateral Invested for Securities on Loan(c)
Allianz Dresdner Daily Asset Fund(e)	26,858,447	26,858	7,267,003	7,267	34,125,450	34,125	18.3%

	Principal Amount (000s)		Principal Amount (000s)		Principal Amount (000s)
Bayerische Landesbank, 4.962% due 9/23/08, FRN	$1,000	1,000			$1,000	1,000	0.5%
Goldman Sachs Group L.P., Series 2, 5.098% due 10/15/08(a)	2,000	2,000	$1,000	1,000	3,000	3,000	1.6%
Rabobank, 2.50% due 1/2/08	2,813	2,813	1,226	1,226	4,039	4,039	2.2%

		32,671		9,493		42,164	22.6%

9

	RCM Biotechnology Fund		RCM Wellness Fund		RCM Wellness Pro Forma Combined
	Principal Amount (000s)	Value (000s)	Principal Amount (000s)	Value (000s)	Principal Amount (000s)	Value (000s)	% Combined Value of Net Assets
Repurchase Agreement
State Street Bank & Trust Co., dated 12/31/07, 3.90%, due 1/2/08, proceeds $2,318 and $2,801, respectively; collateralized by Freddie Mac, 5.25% due 2/24/11 and 4.125% due 10/18/10, valued at $2,367 and $2,856, respectively, including accrued interest (cost—$2,317, $2,800 and $5,117, respectively)	$2,317	$2,317	$2,800	$2,800	$5,117	$5,117	2.7%

Total Short-Term Investments (cost—$34,989, $12,294 and $47,283, respectively)		34,988		12,293		47,281	25.4%

OPTIONS PURCHASED(b)
	Contracts		Contracts		Contracts
Call Options
Celgene Corp. (CBOE), strike price $65, expires 1/17/09	700	203			700	203	0.1%
Genentech, Inc. (CBOE), strike price $85, expires 1/17/09	590	152			590	152	0.1%
strike price $90, expires 1/17/09	590	100			590	100	0.1%
Medtronic, Inc. (CBOE), strike price $52.50, expires 2/16/08			923	74	923	74	0.0%
PDL BioPharma, Inc. (CBOE), strike price $25, expires 1/17/09	3,892	39			3,892	39	0.0%
Schering-Plough Corp. (CBOE), strike price $30, expires 1/17/09	470	127			470	127	0.1%

		621		74		695	0.4%

Put Options
Trimeris, Inc. (CBOE), strike price $10, expires 4/19/08	1,222	370	700	212	1,922	582	0.3%
strike price $12.50, expires 4/19/08	630	340			630	340	0.2%

		710		212		922	0.5%

Total Options Purchased (cost—$2,902, $417 and $3,319, respectively)		1,331		286		1,617	0.9%

Total Investments before options written
(cost—$133,650, $89,241 and $222,891, respectively)		138,382		95,137		233,519	125.3%

10

	RCM Biotechnology Fund		RCM Wellness Fund		RCM Wellness Pro Forma Combined
	Shares	Value (000s)	Shares	Value (000s)	Shares	Value (000s)	% Combined Value of Net Assets
	Contracts		Contracts		Contracts
OPTIONS WRITTEN (b)

Call Options
Celgene Corp. (CBOE), strike price $70, expires 1/17/09	700	$(140)			700	$(140)	-0.1%
strike price $85, expires 1/19/08	350	(2)			350	(2)	0.0%
Schering-Plough Corp. (CBOE), strike price $35, expires 1/17/09	470	(61)			470	(61)	0.0%

		(203)				(203)	-0.1%

Put Options
Celgene Corp. (CBOE), strike price $50, expires 1/17/09	700	(651)			700	(651)	-0.3%
PDL BioPharma, Inc. (CBOE), strike price $15, expires 1/17/09	1,392	(146)			1,392	(146)	-0.1%
Schering-Plough Corp. (CBOE), strike price $25, expires 1/17/09	470	(117)			470	(117)	-0.1%

		(914)				(914)	-0.5%

Total Options Written (premiums received—$1,528, $0 and $1,528, respectively)		(1,117)				(1,117)	-0.6%

Total Investments net of options written
(cost—$132,122, $89,241 and $221,363, respectively)		137,265		$95,137		232,402	124.7%

Liabilities in excess of other assets		(34,752)		(11,327)		(46,079)	-24.7%

Net Assets		$102,513		$83,810		$186,323	100.0%

Notes to Schedule of Investments (amounts in thousands):

(a)	144A Security—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated these are not considered to be illiquid.
(b)	Non-income producing.
(c)	Security purchased with the cash proceeds from securities on loan.
(d)	All or portion of securities on loan with an aggregate market value of $31,133 and $9,088, respectively; cash collateral of $32,672 and $9,368, respectively was received with which the Funds purchased short-term investments.
(e)	Affiliated fund.
(f)	All of partial amount segregated as collateral for options written.

11

Glossary:

ADR—American Depositary Receipt

CBOE—Chicago Board Options Exchange

FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on December 31, 2007.

Notes to Pro Forma Financial Statements

Allianz Funds:

RCM Wellness Fund

Basis of Presentation:

Subject to the approval of the Agreement and Plan of Reorganization (“Plan of Reorganization”) by the shareholders of the RCM Biotechnology Fund (the “Biotechnology Fund”), the Biotechnology Fund would combine with the RCM Wellness Fund (the “Wellness Fund”) in a transaction in which the Wellness Fund will be the surviving Fund (the “Reorganization”). As a result of the proposed transaction, the Biotechnology Fund will cease to be a separate series of the Trust and Class A, Class B, Class C and Class D shareholders of the Biotechnology Fund will receive in exchange for their shares a number of Wellness Fund shares of the same class, equal in value at the date of the Reorganization (collectively, the “Merger Shares”) to the aggregate value of their Biotechnology Fund shares. The Reorganization is intended to be a tax-free reorganization.

As a result of the proposed transaction, Class A shareholders of the Biotechnology Fund will receive in exchange for their Class A shares a number of full and fractional Class A Merger Shares having an aggregate net asset value equal to the net asset value of the Biotechnology Fund attributable to its Class A shares, (ii) Class B shareholders of the Biotechnology Fund will receive in exchange for their Class B shares a number of full and fractional Class B Merger Shares having an aggregate net asset value equal to the net asset value of the Biotechnology Fund attributable to its Class B shares, (iii) Class C shareholders of the Biotechnology Fund will receive in exchange for their Class C shares a number of full and fractional Class C Merger Shares having an aggregate net asset value equal to the net asset value of the Biotechnology Fund attributable to its Class C shares, and (iv) Class D shareholders of the Biotechnology Fund will receive in exchange for their Class D shares a number of full and fractional Class D Merger Shares having an aggregate net asset value equal to the net asset value of the Biotechnology Fund attributable to its Class D shares. As a result of the proposed transaction, each holder of Class A, Class B, Class C and Class D shares of the Biotechnology Fund would receive a number of full and fractional Class A, Class B, Class C and Class D Merger Shares equal in aggregate value at the Exchange Date (as defined in the Plan of Reorganization) to the value of the Class A, Class B, Class C and Class D shares, respectively, of the Biotechnology Fund held by the shareholder.

The pro forma combined financial statements reflect the combined financial position of the Biotechnology Fund with the Wellness Fund (hereafter, the “Combined Wellness Fund”) at December 31, 2007, as if the Reorganization had occurred on January 1, 2007. The statement of assets and liabilities and the related statement of operations of Biotechnology Fund and Wellness Fund have been combined as of and for the twelve months ended December 31, 2007.

The pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of how the pro forma combined financials statements would have appeared had the Reorganization actually occurred. The pro forma combined financial statements should be read in conjunction with the historical financial statements of the respective portfolios.

12

The Reorganization expenses (except for brokerage commissions, transaction costs and similar expenses) will be borne by Allianz Global Investors Fund Management LLC. RCM Capital Management LLC, the Funds’ sub-adviser, has not specifically identified any securities that it will sell as a result of the proposed transactions.

Valuation of Investments:

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security are fair valued, in good faith, pursuant to guidelines established by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees.

The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. The market value for NASDAQ National Market and Small Cap Securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded options are valued at the settlement price determined by the relevant exchange. Short-term investments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. In addition, all assets held in joint accounts for the investment of the Funds’ securities lending cash collateral are generally valued on an amortized cost basis, although certain securities held in the joint accounts are currently being fair valued. The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange (“NYSE”) is open for trading. The Valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances the Board of Trustees may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

13

Capital Shares:

The pro forma net asset value per share assumes the issuance of shares of Healthcare Fund that would have been issued at December 31, 2007, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of Biotechnology Fund, as of December 31, 2007, divided buy the net asset value per share of the shares of Healthcare Fund, as of December 31, 2007. The pro forma number of shares outstanding (amounts in thousands), by class, for the combined fund consists of the following at December 31, 2007:

Class of Shares	Shares of Healthcare Fund Pre-Combination	Additional Shares Assumed Issued In Reorganization	Total Outstanding Shares Post-Combination
Class A	385	458	843
Class B	152	254	406
Class C	228	247	475
Class D	3,240	2,627	5,867

Federal Income Taxes:

Each Fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code. After the acquisition, the Wellness Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

The identified cost of investments for the funds is substantially the same for both financial accounting and Federal income tax purposes. The tax cost of investments will remain unchanged for the combined fund.

14

ALLIANZ FUNDS

STATEMENT OF ADDITIONAL INFORMATION

July 1, 2008

This Statement of Additional Information is not a prospectus, and should be read in conjunction with the prospectuses of Allianz Funds (the “Trust”), as supplemented from time to time. Through thirteen Prospectuses, the Trust offers up to eight classes of shares of each of its “Funds” (as defined herein). Class A, Class B and Class C shares of certain domestic stock Funds are offered through the “Class A, B and C Domestic Prospectus,” dated November 1, 2007; Class A, Class B and Class C shares of certain international and sector stock Funds are offered through the “Class A, B and C International Prospectus,” dated November 1, 2007 (as revised January 1, 2008); Class A, Class B and Class C shares of the Allianz Global Investors Multi-Style Fund (the “AGI Multi-Style Fund”) and the OCC Renaissance Fund are offered through two separate prospectuses, the “AGI Multi-Style Class A, B and C Prospectus” and “OCC Renaissance Class A, B and C Prospectus,” respectively, each dated November 1, 2007 (as revised January 1, 2008). Class D shares of certain domestic stock Funds are offered through the “Class D Domestic Prospectus,” dated November 1, 2007 (as revised January 1, 2008), and Class D shares of certain international and sector stock Funds are offered through the “Class D International Prospectus,” dated November 1, 2007 (as revised January 1, 2008). Class R shares of certain domestic and international stock Funds are offered through the “Class R Prospectus,” dated November 1, 2007 (as revised January 1, 2008). Class P shares of certain domestic stock Funds are offered through the “Class P Domestic Prospectus,” dated July 1, 2008, and Class P shares of certain international and sector stock Funds are offered through the “Class P International/Sector Prospectus,” dated July 1, 2008. Institutional and Administrative Class shares of certain Funds are offered through the “Institutional Prospectus,” dated November 1, 2007 (as revised January 1, 2008); Institutional and Administrative Class shares of the Allianz RCM Funds are offered through the “Allianz RCM Institutional Prospectus,” dated November 1, 2007 (as revised January 1, 2008); Institutional and Administrative Class shares of the Allianz NACM Funds are offered through the “Allianz NACM Institutional Prospectus,” dated November 1, 2007 (as revised January 1, 2008), and Institutional Class shares of the AGI Multi-Style Fund are offered through the “AGI Multi-Style Institutional Prospectus,” dated November 1, 2007 (as revised January 1, 2008).

The aforementioned prospectuses are collectively referred to herein as the “Prospectuses.” Prospectuses that offer Class A, B or C shares are sometimes referred to as the “Class A, B and C Prospectuses.” Prospectuses that offer Class R shares are sometimes referred to as the “Class R Prospectuses” and, together with the Class A, B and C Prospectuses, are sometimes referred to as the “Retail Prospectuses.” Prospectuses that offer Class D shares are sometimes referred to as the “Class D Prospectuses.” Prospectuses that offer Class P shares are sometimes referred to as the “Class P Prospectuses.” Prospectuses that offer Institutional and Administrative Class shares are sometimes referred to as the “Institutional Prospectuses.”

Audited financial statements for the Funds (except the NACM Mid-Cap Growth and OCC Small-Cap Value Funds, each of which recently commenced operations), as of June 30, 2007, including notes thereto, and the reports of PricewaterhouseCoopers LLP thereon, are incorporated herein by reference from the Trust’s June 30, 2007 Annual Reports. The Trust’s June 30, 2007 Annual Reports were filed electronically with the Securities and Exchange Commission (“SEC”) on September 7, 2007 (Accession No.0001193125-07-197500). Audited financial statements for the Nicholas-Applegate U.S. Systematic Mid Cap Growth Fund, the NACM Mid Cap Growth Fund’s predecessor, as of March 31, 2007, for the fiscal year then ended, are incorporated by reference from the Nicholas-Applegate U.S. Systematic Mid Cap Growth Fund’s March 31, 2007 Annual Report. The Nicholas-Applegate U.S. Systematic Mid Cap Growth Fund’s March 31, 2007 Annual Report was filed electronically with the SEC on June 8, 2007 (Accession No. 0001003715-07-000217), as amended June 15, 2007 (Accession No. 0001003715-07-000219). Unaudited financial statements for the Funds as of December 31, 2007, for the six-month period then ended, including notes thereto, are incorporated by reference from the Trust’s December 31, 2007 Semi-Annual Reports. The Trust’s December 31, 2007 Semi-Annual Reports were filed electronically with the SEC on March 10, 2008 (Accession No. 0001193125-08-051483). A copy of the applicable Prospectus and the Annual and Semi-Annual Reports corresponding to such Prospectus, and the Allianz Funds, Allianz Multi-Strategy Funds and PIMCO Funds Shareholders’ Guide for Class A, B, C and R Shares (the “Guide”), which is a part of this Statement of Additional Information, may be obtained free of charge at the addresses and telephone number(s) listed below. The information contained in the Guide, which is Part II of this Statement of Additional Information, is incorporated by reference into Part I of this Statement of Additional Information.

i

The shares of RCM Financial Services Fund were redeemed in kind by Allianz Global Investors of America, L.P., the Fund’s sole shareholder, on June 27, 2007. The shares of the OCC Core Equity Fund were redeemed on April 25, 2008, in connection with the liquidation and dissolution of the Fund. The RCM Financial Services and OCC Core Equity Funds are no longer operational series of the Trust.

PIMCO Funds Prospectuses and Statement of		Allianz Funds
Additional Information		Prospectuses and Annual and Semi-Annual
PIMCO Funds		Reports, the Guide and Statement of Additional
840 Newport Center Drive		Information
Newport Beach, CA 92660		Allianz Global Investors Distributors LLC
Telephone:	1-800-927-4648	1345 Avenue of the Americas
	1-800-987-4626 (PIMCO	New York, NY 10105
	Infolink Audio Response Network)	Telephone: Class A, B, C and R - 1-800-426-0107
Class D - 1-888-877-4626
Class P and Institutional - 1-800-498-5413

THE TRUST

Allianz Funds (the “Trust”), is an open-end management investment company (“mutual fund”) that currently consists of thirty-six separate investment series. Except for the RCM Technology, RCM Healthcare, RCM Global Resources, RCM Biotechnology, RCM International Growth Equity, RCM Small-Cap Growth and RCM Strategic Growth Funds, each of the Trust’s series offered in this Statement of Additional Information is “diversified” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

This Statement of Additional Information relates to the prospectuses for the following series of the Trust, each of which invests directly in equity securities and other securities and instruments: the CCM Capital Appreciation Fund, the CCM Emerging Companies Fund, the CCM Focused Growth Fund and the CCM Mid-Cap Fund (together, the “Allianz CCM Funds”); the NACM Emerging Markets Opportunities Fund, the NACM Global Fund, the NACM Growth Fund, the NACM Income & Growth Fund, the NACM International Fund, the NACM Mid-Cap Growth Fund and the NACM Pacific Rim Fund (together, the “Allianz NACM Funds”); the NFJ All-Cap Value Fund, the NFJ Dividend Value Fund, the NFJ International Value Fund, the NFJ Large-Cap Value Fund, the NFJ Mid-Cap Value Fund and the NFJ Small-Cap Value Fund (together, the “Allianz NFJ Funds”); the OCC Equity Premium Strategy Fund, the OCC Growth Fund, the OCC International Equity Fund, the OCC Opportunity Fund, the OCC Renaissance Fund, the OCC Small-Cap Value Fund, the OCC Target Fund and the OCC Value Fund (together, the “Allianz OCC Funds”); and the RCM Biotechnology Fund, the RCM Global Resources Fund, the RCM Global Small-Cap Fund, the RCM Healthcare Fund, the RCM International Growth Equity Fund, the RCM Large-Cap Growth Fund, the RCM Mid-Cap Fund, the RCM Small-Cap Growth Fund, the RCM Strategic Growth Fund, and the RCM Technology Fund (together, the “Allianz RCM Funds”). The AGI Multi-Style Fund, also a series of the Trust, is a so-called “fund-of-funds” which invests all of its assets in series of Allianz Funds and PIMCO Funds. The Allianz CCM Funds, the Allianz NACM Funds, the Allianz NFJ Funds, the Allianz OCC Funds, the Allianz RCM Funds and the AGI Multi-Style Fund are sometimes referred to collectively as the “Funds.” The Trust may from time to time create additional series offered through new, revised or supplemented prospectuses or private placement memoranda and Statements of Additional Information.

There are a number of other funds referred to elsewhere in this Statement of Additional Information which were formerly series of the Trust. The Global Innovation Fund and the Select Growth Fund reorganized with and into the PEA Innovation Fund and the PEA Growth Fund (now the OCC Growth Fund), respectively, in transactions that took place on October 12, 2002. The Global Innovation and Select Growth Funds were liquidated in connection with the transactions and are no longer series of the Trust. The RCM Global Equity Fund dissolved in February 2003 and is no longer a series of the Trust. The PPA Tax-Efficient Equity Fund merged with and into the RCM Tax-Managed Growth Fund in a transaction that took place on October 10, 2003. The PPA Tax-Efficient Equity Fund liquidated in connection with the transaction and is no longer a series of the Trust. The NACM Core Equity, NFJ Equity, RCM Emerging Markets, RCM Europe I and RCM Small-Cap Funds were liquidated on December 19, 2003 and are no longer series of the Trust. The PPA Tax-Efficient Structured Emerging Markets Fund merged with and into the Eaton Vance Tax-Managed Emerging Markets Fund in a transaction that took place on February 6, 2004. The PPA Tax-Efficient Structured Emerging Markets Fund liquidated in connection with the transaction and is no longer a series of the Trust. The Large-Cap Value Fund, the International Value Fund, the Balanced Value Fund, the Core Equity Fund, the Small-Cap Value Fund, the Disciplined Value Fund and the Mid-Cap Value Fund were liquidated in the spring of 2004 and are no longer series of the Trust. The former NACM International Fund liquidated on June 27, 2004 and is no longer a series of the Trust. The NACM Value Fund was liquidated on December 30, 2004 and is no longer a series of the Trust. The RCM Europe Fund II was liquidated on March 31, 2005 and is no longer a series of the Trust. The PEA Innovation Fund changed its name to the RCM Innovation Fund on January 1, 2005, and later merged into the RCM Technology Fund on May 27, 2005. The RCM Targeted Core Growth Fund liquidated on June 23, 2006 and is no longer a series of the Trust. The RCM Global Healthcare and RCM Global Technology Funds changed their names to the “RCM Healthcare Fund” and “RCM Technology Fund,” respectively, on April 1, 2006. The shares of RCM Financial Services Fund were redeemed in kind by Allianz Global Investors of America, L.P., the Fund’s sole shareholder, on June 27, 2007. RCM Financial Services Fund is no longer an operational series of the Trust. The shares of OCC Core Equity Fund were redeemed, on April 25, 2008. OCC Core Equity Fund is no longer an operational series of the Trust.

The Trust was organized as a Massachusetts business trust on August 24, 1990. On January 17, 1997, the Trust and PIMCO Advisors Funds, a separate trust, were involved in a transaction in which certain series of PIMCO Advisors Funds reorganized into series of the Trust. In connection with this transaction, the Trust changed its name from PIMCO Funds: Equity Advisors Series to PIMCO Funds: Multi-Manager Series. The Trust changed its name to its current name effective March 3, 2005. Prior to being known as PIMCO Funds: Equity Advisors Series, the Trust was named PIMCO Advisors Institutional Funds, PFAMCO Funds and PFAMCO Fund. The Allianz RCM Funds (except the Allianz RCM Global Resources, Allianz RCM Small-Cap Growth and Allianz RCM Strategic Growth Funds) were reorganized into the Trust on February 1, 2002 when shares of their predecessor funds, each a series of Dresdner RCM Global Funds, Inc., were exchanged for shares of these Allianz RCM Funds. The NACM Pacific Rim Fund was reorganized into the Trust on July 20, 2002, when shares of its predecessor fund, the Nicholas-Applegate Pacific Rim Fund, a series of Nicholas-Applegate Institutional Funds, were exchanged for shares of the NACM Pacific Rim Fund. The NACM International Fund was reorganized into the Trust on October 15, 2004 when shares of its predecessor fund, the Nicholas-Applegate International Systematic Fund, a series of Nicholas-Applegate Institutional Funds, were exchanged for shares of the NACM International Fund. The NACM Emerging Markets Opportunities Fund, a recently formed series of the Trust, reorganized on August 18, 2006 when the Nicholas-Applegate Emerging Markets Opportunities Fund reorganized into the NACM Emerging Markets Opportunities Fund by transferring substantially all of its assets and liabilities to the NACM Emerging Markets Opportunities Fund in exchange for Institutional Class shares of the NACM Emerging Markets Opportunities Fund. The NACM Mid-Cap Growth Fund, a recently formed series of the Trust, reorganized on July 27, 2007 when the Nicholas-Applegate U.S. Systematic Mid Cap Growth Fund reorganized into the NACM Mid-Cap Growth Fund by transferring substantially all of its assets and liabilities to the NACM Mid-Cap Growth Fund in exchange for Institutional Class shares of the NACM Mid-Cap Growth Fund.

Prior to November 1, 2006, the OCC Equity Premium Strategy Fund (formerly the “PEA Equity Premium Strategy Fund”), the OCC Growth Fund (formerly the “PEA Growth Fund”), the OCC Opportunity Fund (formerly the “PEA Opportunity Fund”) and the OCC Target Fund (formerly the “PEA Target Fund”) were each sub-advised by PEA Capital LLC (“PEA”) pursuant to a Portfolio Management Agreement between Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Adviser”) and PEA. On November 1, 2006, the Adviser, PEA and Oppenheimer Capital LLC (“Oppenheimer Capital”) entered into a novation agreement pursuant to which PEA was replaced by Oppenheimer Capital as sub-adviser to the OCC Equity Premium Strategy, OCC Growth, OCC Opportunity and OCC Target Funds.

Effective April 2, 2007, the NACM Flex-Cap Value Fund changed its name to the NFJ All-Cap Value Fund in connection with the replacement of Nicholas-Applegate Capital Management LLC with NFJ Investment Group L.P. as the Fund’s sub-adviser.

Effective September 4, 2008, the Allianz RCM Healthcare Fund will change its name to the Allianz RCM Wellness Fund.

Allianz Global Fund Management has been the investment adviser to each Fund since October 1, 2002 (or since the Fund’s inception as a series of the Trust, if later). Prior to October 1, 2002, the PIMCO Advisors division of Allianz Global Investors of America L.P. (“Allianz”) was the adviser to the Funds. Allianz Global Fund Management LLC is a wholly-owned indirect subsidiary of Allianz.

INVESTMENT OBJECTIVES AND POLICIES

In addition to the principal investment strategies and the principal risks of the Funds described in the Prospectuses, each Fund may employ other investment practices and may be subject to additional risks which are described below. Because the following is a combined description of investment strategies and risks for all the Funds, certain strategies and/or risks described below may not apply to particular Funds. Unless a strategy or policy described below is specifically prohibited by the investment restrictions listed in the Prospectuses, under “Investment Restrictions” in this Statement of Additional Information, or by applicable law, each Fund may engage in each of the practices described below. However, no Fund is required to engage in any particular transaction or purchase any particular type of securities or investment even if to do so might benefit the Fund. Unless otherwise stated herein, all investment policies of the Funds may be changed by the Board of Trustees without shareholder approval. In addition, each Fund may be subject to restriction on its ability to utilize certain investments or investment techniques. These additional restrictions may be changed with the consent of the Board of Trustees but without approval by or notice to shareholders.

The AGI Multi-Style Fund invests all of its assets in certain Funds and series of PIMCO Funds. These Funds and other series in which the AGI Multi-Style Fund invests are referred to in this Statement as “Underlying Funds.” For more information about the principal investments and strategies and principal risks of the Underlying Funds, please see Exhibit E to this Statement of Additional Information. By investing in Underlying Funds, the AGI Multi-Style Fund may have an indirect investment interest in some or all of the securities and instruments described below, depending upon how its assets are allocated among the Underlying Funds. The AGI Multi-Style Fund may also have an indirect investment interest in other securities and instruments utilized by the Underlying Funds which are series of PIMCO Funds. These securities and instruments are described in the current PIMCO Funds Prospectuses for Institutional Class and Administrative Class shares and in the PIMCO Funds Statement of Additional Information. See “Investment Strategies of the AGI Multi-Style Fund” below.

The Funds’ sub-advisers, and in certain cases, portfolio managers, responsible for making investment decisions for the Funds, are referred to in this section and the remainder of this Statement of Additional Information as “Sub-Advisers.”

Borrowing

Subject to the limitations described under “Investment Restrictions” below, a Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund’s assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased, if any. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

From time to time, the Trust may enter into, and make borrowings for temporary purposes related to the redemption of shares under, a credit agreement with third-party lenders. Borrowings made under such a credit agreement will be allocated among the Funds pursuant to guidelines approved by the Board of Trustees.

In addition to borrowing money, a Fund may enter into reverse repurchase agreements, dollar rolls and other transactions that are forms of borrowings. A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Dollar rolls are transactions in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. The Fund will segregate assets determined to be liquid by the Adviser or the Fund’s Sub-Adviser in accordance with procedures established by the Board of Trustees and equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve leverage risk and the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls will be subject to the Funds’ limitations on borrowings as specified under “Investment Restrictions” below.

Preferred Stock

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company.

The Funds may invest in preferred stocks that pay fixed or adjustable rates of return. Preferred shares are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed Rate Preferred Stocks. Some fixed rate preferred stocks in which a Fund may invest, known as perpetual preferred stocks, offer a fixed return with no maturity date. Because they never mature, perpetual preferred stocks act like long-term bonds and can be more volatile than and more sensitive to changes in interest rates than other types of preferred stocks that have a maturity date. The Funds may also invest in sinking fund preferred stocks. These preferred stocks also offer a fixed return, but have a maturity date and are retired or redeemed on a predetermined schedule. The shorter duration of sinking fund preferred stocks makes them perform somewhat like intermediate-term bonds and they typically have lower yields than perpetual preferred stocks.

Adjustable Rate and Auction Preferred Stocks. Typically, the dividend rate on an adjustable rate preferred stock is determined prospectively each quarter by applying an adjustment formula established at the time of issuance of the stock. Although adjustment formulas vary among issues, they typically involve a fixed premium or discount relative to rates on specified debt securities issued by the U.S. Treasury. Typically, an adjustment formula will provide for a fixed premium or discount adjustment relative to the highest base yield of three specified U.S. Treasury securities: the 90-day Treasury bill, the 10-year Treasury note and the 20-year Treasury bond. The premium or discount adjustment to be added to or subtracted from this highest U.S. Treasury base rate yield is fixed at the time of issue and cannot be changed without the approval of the holders of the stock. The dividend rate on other preferred stocks in which a Fund may invest, commonly known as auction preferred stocks, is adjusted at intervals that may be more frequent than quarterly, such as every 7 or 49 days, based on bids submitted by holders and prospective purchasers of such stocks and may be subject to stated maximum and minimum dividend rates. The issues of most adjustable rate and auction preferred stocks currently outstanding are perpetual, but are redeemable after a specified date at the option of the issuer. Certain issues supported by the credit of a high-rated financial institution provide for mandatory redemption prior to expiration of the credit arrangement. No redemption can occur if full cumulative dividends are not paid. Although the dividend rates on adjustable and auction preferred stocks are generally adjusted or reset frequently, the market values of these preferred stocks may still fluctuate in response to changes in interest rates. Market values of adjustable preferred stocks also may substantially fluctuate if interest rates increase or decrease once the maximum or minimum dividend rate for a particular stock is approached. The auctions for auction preferred stock could fail if there are insufficient bidders and for other reasons, in which a Fund as an owner may be required to hold the securities indefinitely and treat the securities as an illiquid investment.

Corporate Debt Securities

The Funds may invest in a variety of bonds and related debt obligations of varying maturities issued by U.S. and non-U.S. companies, banks and other corporate entities. Corporate debt securities include bills, notes, debentures, money market instruments and similar instruments and securities, and are generally used by corporations and other issuers to borrow money from investors for such purposes as working capital or capital expenditures. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date.

The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. In addition to interest rate risk, corporate debt securities also involve the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

U.S. Government Securities

U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Funds’ shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. Although U.S. Government sponsored enterprises such as the Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“FHLMC”) and FNMA may be chartered or sponsored by Congress, they are not funded by Congressional appropriation and their securities are not issued by the U.S. Treasury or supported by the full faith and credit of the U.S. Government and include increased credit risks.

U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater market risk than interest-paying securities of similar maturities. Custodial receipts issued in connection with so-called trademark zero coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero coupon Treasury securities (e.g., STRIPs and CUBEs) are direct obligations of the U.S. Government.

High Yield Securities (“Junk Bonds”)

The Funds may invest a portion of their assets in debt securities, including convertible securities, that are below investment grade quality. A security is considered to be below “investment grade” quality if it is either (1) not rated in one of the four highest rating categories by one of the Nationally Recognized Statistical Rating Organizations (“NRSROs”) (i.e., rated Ba or below by Moody’s Investors Service, Inc. (“Moody’s”) or BB or below by Standard & Poor’s Ratings Services (“S&P”)) or (2) if unrated, determined by the relevant Sub-Adviser to be of comparable quality to obligations so rated. Additional information about Moody’s and S&P’s securities ratings are included in Appendix A to this Statement of Additional Information.

Below investment grade securities are sometimes referred to as “high yield securities” or “junk bonds.” Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated debt securities. While investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, investments in high yield securities typically entail greater price volatility as well as principal and income risk. High yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The Funds may continue to hold high yield securities following a decline in their rating if in the opinion of the Adviser or the Sub-Adviser, as the case may be, it would be advantageous to do so. Investments in high yield securities are described as “speculative” by ratings agencies. Securities ranked in the lowest investment grade category may also be considered speculative by certain ratings agencies.

High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities are likely to be sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Funds investing in such securities may incur additional expenses to seek recovery. The market prices of high yield securities structured as “zero-coupon” or “pay-in-kind” securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash. Even though such securities do not pay current interest in cash, a Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Prices of high yield securities are generally more sensitive to economic downturns or individual corporate developments than higher quality securities. The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Funds could sell a high yield security, and could adversely affect a Fund’s daily net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value lower rated securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

The average maturity or duration of the debt securities in a Fund’s portfolio may vary in response to anticipated changes in interest rates and to other economic factors. Securities may be bought and sold in anticipation of a decline or a rise in market interest rates. In addition, a Fund may sell a security and purchase another of comparable quality and maturity (usually, but not always, of a different issuer) at approximately the same time to take advantage of what are believed to be short-term differentials in values or yields.

Securities Loans

Subject to certain conditions described in the Prospectuses and below, each of the Funds may make secured loans of its portfolio securities to brokers, dealers and other financial institutions. Additionally, under the terms of exemptive relief granted by the Securities and Exchange Commission, the Funds may loan their securities to affiliates of Allianz Global Fund Management. The risks in lending portfolio securities, as with other extensions of credit, include possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by the Adviser or the Sub-Advisers to be of satisfactory credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to the lending Fund an amount equal to any dividends or interest received on the securities lent.

The Funds may invest the cash collateral received (generally in money market investments or money market funds) or receive a fee from the borrower. In the case of cash collateral, a Fund typically pays a rebate to the borrower. Cash collateral that a Fund receives is invested in repurchase agreements, interest-bearing or discounted commercial paper (including U.S. dollar-denominated commercial paper of foreign issuers) and/or other short-term money market instruments (generally with remaining maturities of 397 days or less), either indirectly through investments in a money market fund that is managed by an affiliate of the Adviser and administered by the Adviser (which fund pays fees to the Adviser and such affiliate) or directly through joint accounts along with securities lending cash collateral of other Funds. Any investment in cash collateral through such joint accounts is subject to conditions established by the Securities and Exchange Commission staff. Under the terms of a securities lending agency agreement, the investment of cash collateral is at the sole risk of the Fund in most cases. Any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower pursuant to a loan are at the Fund’s risk (except as provided below), and to the extent any such losses reduce the amount of cash below the amount required to be returned to the borrower upon the termination of any loan, the Fund may be required by the securities lending agent to pay or cause to be paid to such borrower an amount equal to such shortfall in cash. Notwithstanding the foregoing, to the extent such shortfall is with respect to amounts owed to a borrower as a cash collateral fee, the securities lending agency agreement provides that the securities lending agent and the Fund share the difference between the income generated on the investment of cash collateral with respect to a loan and the amount to be paid to the borrower as a cash collateral fee.

Investments of cash collateral may lose value and/or become illiquid, although each Fund remains obligated to return the collateral amount to the borrower upon termination or maturity of the securities loan and may realize losses on the collateral investments and/or be required to liquidate other portfolio assets in order to satisfy its obligations. Due to recent and continuing adverse conditions in the U.S. mortgage and credit markets, liquidity and related problems in the broader markets for commercial paper and other factors, certain investments of securities lending collateral by the Funds, including investments in asset-backed commercial paper and notes issued by structured investment vehicles, present increased credit and liquidity risks. See “Mortgage-Related and Asset-Backed Securities” below for more information.

Each Fund may lend portfolio securities up to the maximum percentage set forth in the applicable Prospectus and under “Investment Restrictions – Fundamental Investment Restrictions” below. The following table lists the Funds that had outstanding loans of their portfolio securities as of June 2, 2008, as well as the approximate market value of those loans as a percentage of the respective Fund’s net assets.

Fund	Loans of Portfolio Securities as a Percentage of Fund’s Net Asset Value
CCM Capital Appreciation Fund	12%
CCM Emerging Companies Fund	17%
CCM Mid-Cap Fund	13%
NACM International Fund	14%
NACM Pacific Rim Fund	19%
NFJ All-Cap Value Fund	14%
NFJ Dividend Value Fund	6%
NFJ International Value Fund	22%
NFJ Large-Cap Value Fund	10%
NFJ Small-Cap Value Fund	25%
OCC Equity Premium Strategy Fund	11%
OCC Growth Fund	13%
OCC Opportunity Fund	25%
OCC Renaissance Fund	21%
OCC Target Fund	27%
OCC Value Fund	23%
RCM Biotechnology Fund	33%
RCM Global Small-Cap Fund	19%
RCM Healthcare Fund	14%
RCM International Growth Equity Fund	8%
RCM Large-Cap Growth Fund	6%
RCM Mid-Cap Fund	19%
RCM Small-Cap Growth Fund	17%
RCM Technology Fund	13%

Although control over, and voting rights or rights to consent with respect to, the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice. The Fund may call such loans in order to sell the securities involved or, if the holders of the securities are asked to vote upon or consent to matters which the Sub-Adviser believes materially affect the investment, in order to vote the securities. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. When engaged in securities lending, each Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities.

Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds, which are debt obligations whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Many other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.

Inflation-indexed bonds issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to provide protection from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Delayed Funding Loans and Revolving Credit Facilities

The Funds may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including a time when the company’s financial condition makes it unlikely that such amounts will be repaid).

The Funds may acquire a participation interest in delayed funding loans or revolving credit facilities from a bank or other financial institution. See “Loan Participations and Assignments” above. The terms of the participation require a Fund to make a pro rata share of all loans extended to the borrower and entitle a Fund to a pro rata share of all payments made by the borrower. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and also limited opportunities may exist to resell such investments. These instruments may often be illiquid. See “Characteristics and Risks of Securities and Investment Techniques—Illiquid Securities” in the Prospectuses. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. To the extent that a Fund is committed to advance additional funds, it will at all times segregate assets that the Adviser or Sub-Adviser, in accordance with procedures established by the Board of Trustees, have determined are liquid in an amount sufficient to meet such commitments.

Event-Linked Bonds

The Funds may invest in “event-linked bonds.” Event-linked bonds, which are sometimes referred to as “catastrophe bonds,” are debt obligations for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane or an earthquake. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company wide losses, index-portfolio losses, industry indices or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose a Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history for many of these securities, and there can be no assurance that a liquid market in these bonds will develop. See “Characteristics and Risks of Securities and Investment Techniques—Illiquid Securities” in the Prospectuses. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so.

Loan Participations and Assignments

The Funds may invest in fixed- and floating-rate loans arranged through private negotiations between an issuer of debt instruments and one or more financial institutions (“lenders”). Generally, a Fund’s investments in loans are expected to take the form of loan participations and assignments of portions of loans from third parties.

Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. A Fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender. Participations and assignments involve special types of risk, including liquidity risk and the risks of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower. With respect to assignments, a Fund’s rights against the borrower may be more limited than those held by the original lender.

Participation on Creditors Committees

A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject a Fund to expenses such as legal fees and may make the Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund would participate in such committees only when the Adviser and the relevant Sub-Adviser believe that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of securities held by the Fund.

Bank Obligations

Bank obligations in which the Funds may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is generally no market for such deposits. Fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) may be considered illiquid for purposes of the Funds’ restrictions on investments in illiquid securities. Each Fund may also hold funds in an interest-bearing account for temporary purposes.

Obligations of foreign banks involve certain risks associated with investing in non-U.S. securities described under “Non-U.S. Securities” below, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Commercial Paper

Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The commercial paper purchased by the Funds may consist of U.S. dollar- or foreign currency-denominated obligations of domestic or foreign issuers, and may be rated or unrated (see Appendix A for a description of the ratings assigned by various rating agencies to commercial paper). The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. See also “Mortgage-Related and Asset-Backed Securities – Asset-Backed Securities” for a discussion of asset-backed commercial paper.

Money Market Instruments

Money market instruments may include, among other things, (1) short-term U.S. Government securities; (2) certificates of deposit, bankers’ acceptances and other bank obligations; (3) commercial paper; (4) corporate obligations with a remaining maturity of 397 days or less; and (5) repurchase agreements with banks or registered broker dealers. Money market instruments may also include variable amount master demand notes, which are corporate obligations that permit the investment of fluctuating amounts by a Fund at varying rates of interest under direct arrangements between the Fund, as lender, and the borrower, and which permit daily changes in the amounts borrowed. The Fund has the right to increase the amount invested under such notes at any time up to the full amount provided by the note agreement or to decrease the amount, while the borrower may prepay up to the full amount of the note without penalty. Variable amount master demand notes may or may not be backed by bank letters of credit.

Variable and Floating Rate Securities

Variable or floating rate securities are securities that pay interest at rates which adjust whenever a specified interest rate changes, float at a fixed margin above a generally recognized base lending rate and/or reset or are redetermined (e.g., pursuant to an auction) on specified dates (such as the last day of a month or calendar quarter). These instruments may include, without limitation, variable rate preferred stock, bank loans, money market instruments and certain types of mortgage-backed and other asset-backed securities. Due to their variable or floating rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a variable or floating rate instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate instrument, although the value of a floating rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality.

The Funds may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security generally will exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Zero Coupon, Pay-in-Kind and Step Coupon Securities

Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay in cash at a coupon payment date or in securities with a face value equal to the amount of the coupon payment that would have been made.

Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a “regulated investment company” under the Internal Revenue Code of 1986 and the regulations thereunder (the “Code”), each Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon bonds or step coupon bonds. See “Taxation.” Because the Funds will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years the Funds may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. The Fund might obtain such cash from selling other portfolio holdings, which might cause the Fund to incur capital gains or losses on the sale. These actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for the Fund. In addition, such sales might be necessary even though investment considerations might otherwise make it undesirable for the Fund to sell the securities at the time.

Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality. Under many market conditions, investments in zero coupon, step-coupon and pay-in-kind securities may be illiquid, making it difficult for a Fund to dispose of them or to determine their current value.

Municipal Securities

The Funds may invest in municipal securities issued by states, territories and possessions of the United States and the District of Columbia. The value of municipal securities can be affected by changes in their actual or perceived credit quality. The credit quality of municipal securities can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable the Fund to demand payment on short notice from the issuer or a financial intermediary.

The Funds may purchase insured municipal debt securities in which scheduled payments of interest and principal are guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of a Fund.

Securities of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

Municipal securities may include “moral obligation” securities which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the maintenance and restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Municipal securities may also include industrial development bonds and pollution control bonds, which in most cases are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities depend upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

The Funds may invest in lease obligations or installment purchase contract obligations of municipal authorities or entities (“municipal lease obligations”). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payment due under the lease obligation. The Funds may also purchase “certificates of participation,” which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult.

The Funds may also invest in various short-term municipal securities, including tax anticipation notes, revenual aniticipation notes, bond anticipation notes, construction loan notes and short-term discount notes. Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due. Revenue Anticipation Notes are generally issued in expectation of receipt of other kinds of revenue, such as the revenues expected to be generated from a particular project. They may also be general obligations of the issuer. Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes. Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many such projects may receive permanent financing through another source. Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

Mortgage-Related and Asset-Backed Securities

The Funds may invest in mortgage-related securities, and in other asset-backed securities (whether or not related to mortgage loans) that are offered to investors currently or in the future. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The value of some mortgage-related or asset-backed securities in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like other debt securities, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the applicable Sub-Adviser to forecast interest rates and other economic factors correctly. Certain debt securities are also secured with collateral consisting of mortgage-related securities. See “Collateralized Mortgage Obligations” below.

Through investments in mortgage-related securities, including those that are issued by private issuers, the Funds may have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as mortgage-related securities.

In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

Mortgage Pass-Through Securities. Mortgage Pass-Through Securities are securities representing interests in “pools” of mortgage loans secured by residential or commercial real property. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other debt securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other debt securities. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the GNMA) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the FNMA or the FHLMC). The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Department of Housing and Urban Development and the Office of Federal Housing Enterprise Oversight. FNMA primarily purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, and credit unions and mortgage bankers, although it may purchase other types of mortgages as well. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to a Fund’s industry concentration restrictions, see “Investment Restrictions,” by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by a Fund, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund’s diversification tests.

FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “passthrough” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Commercial Mortgage-Backed Securities. Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an IO class of stripped mortgage-backed securities. See “Other Mortgage-Related Securities—Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup some or all of its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has developed fairly recently and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. CMO residuals may, or pursuant to an exemption therefrom, may not, have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Adjustable Rate Mortgage Backed Securities. Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Fund holding an ARMBS does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. SMBS may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Asset-Backed Securities. The Funds may invest in, or have exposure to, asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

The underlying assets (e.g., loans) are subject to prepayments which shorten the securities’ weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or trust providing the credit support or enhancement. Typically, there is no perfected security interest in the collateral that relates to the financial assets that support asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage backed securities described above.

The Funds may purchase or have exposure to commercial paper, including asset-backed commercial paper (“ABCP”), that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a short-term debt security, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to a Fund investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and a Fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A Fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

Collateralized Debt Obligations. The Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade debt securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities, however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with debt securities discussed elsewhere in this Statement of Additional Information and the Funds’ Prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks that include, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Other Asset-Backed Securities. Other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future and may be purchased by the Funds that may invest in mortgage-related securities. Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile ReceivablesSM (“CARSSM”). CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Investors should note that Congress from time to time may consider actions that would limit or remove the explicit or implicit guarantee of the payment of principal and/or interest on many types of asset-backed securities. Any such action would likely adversely impact the value of such securities.

Real Estate Securities and Related Derivatives

The Funds may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts (“REITs”), and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, adverse changes in the real estate markets generally or in specific sectors of the real estate industry and possible environmental liabilities.

REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. A Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in S&P 500 Index.

Convertible Securities and Synthetic Convertible Securities

Convertible securities are generally bonds, debentures, notes, preferred stocks or other securities or investments that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the “conversion price”). A convertible security is designed to provide current income and also the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objectives. Convertible securities have general characteristics similar to both debt and equity securities.

A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common stocks. However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on an issuer’s balance sheet.

Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities.

The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” The investment value of the convertible security typically will fluctuate based on the credit quality of the issuer and will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock, and will therefore be subject to risks relating to the activities of the issuer and/or general market and economic conditions. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. Generally, if the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

To the extent consistent with its other investment policies, each Fund may also create a “synthetic” convertible security by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing element”) and the right to acquire an equity security (“convertible element”). The income-producing element is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible element is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing element and its convertible element. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.

A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index or security involved in the convertible element, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing element as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing element.

The Funds may also purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes the credit risk associated with the investment.

Non-U.S. Securities

Non-U.S. or foreign securities include, but are not limited to, U.S. dollar- or foreign currency-denominated corporate debt securities of foreign issuers; foreign equity securities; securities of U.S. issuers traded principally in foreign markets; foreign bank obligations; and U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some foreign securities may be restricted against transfer within the United States or to a United States person. For more information about how the Sub-Advisers may define non-U.S. securities for purposes of asset tests and investment restrictions, see “Characteristics and Risks of Securities and Investment Techniques—Non-U.S. Securities.”

American Depositary Receipts (“ADRs”) are dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. European Depositary Receipts (“EDRs”) are foreign currency-denominated receipts similar to ADRs and are issued and traded in Europe, and are publicly traded on exchanges or over-the-counter in the United States. Global Depositary Receipts (“GDRs”) may be offered privately in the United States and also trade in public or private markets in other countries. ADRs, EDRs and GDRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

Investing in non-U.S. securities involves special risks and considerations not typically associated with investing in U.S. securities. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on non-U.S. portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), market disruption, the possibility of security suspensions, political instability which can affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. The currencies of non-U.S. countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund.

Emerging Market Securities. The risks of investing in foreign securities are particularly high when securities of issuers based in developing (or “emerging market”) countries are involved. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets. In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities, and high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

A Fund’s investments in foreign currency-denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund’s income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

Foreign Debt Obligations. The debt obligations of foreign governments and their agencies and instrumentalities may or may not be supported by the full faith and credit of the foreign government. The Funds may invest in securities issued by certain “supra-national” entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (commonly called the “World Bank”), the Asian Development Bank and the Inter-American Development Bank.

The governmental members of these supra-national entities are “stockholders” that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity’s lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will be able or willing to honor their capitalization commitments for those entities.

Passive Foreign Investment Companies. Some corporations domiciled outside the U.S. in which the Funds may invest may be considered passive foreign investment companies (“PFICs”) under U.S. tax laws. PFICs are those foreign corporations which generate primarily passive income, and can include “growth” companies or “start-up” companies.

Investing in PFICs involves the risks associated with investing in foreign securities, as described above. There are also the risks that the Funds may not realize that a foreign corporation they invest in is a PFIC for federal tax purposes. Federal tax laws impose severe tax penalties for failure to properly report investment income from PFICs. Following industry standards, the Funds intend to comply with federal tax reporting of these investments. See “Taxation” below for a more detailed discussion of the tax consequences of a Fund’s investment in PFICs.

Subject to applicable limits under the 1940 Act, the Funds may also invest in foreign mutual funds which are also deemed PFICs (since nearly all of the income of a mutual fund is generally passive income). Investing in these types of PFICs may allow exposure to various countries because some foreign countries limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein. In addition to bearing their proportionate share of a fund’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such entities. Additional risks of investing in other investment companies are described below under “Other Investment Companies.”

Foreign Currencies and Related Transactions

Subject to applicable limits set forth in the Prospectuses and this Statement of Additional Information, the Funds may invest in or utilize foreign currencies, forward foreign currency exchange contracts, foreign currency futures contracts, options on foreign currencies and foreign currency futures, currency swap transactions and other foreign currency-related transactions may be used for a variety of reasons, including to hedge against foreign exchange risk arising from a Fund’s investment or anticipated investment in securities denominated in foreign currencies, to increase exposure to a foreign currency for investment or hedging purposes, or to shift exposure of foreign currency fluctuations from one currency to another.

A Fund may (but is not required to) hedge some or all of its exposure to foreign currencies derived through its investments to reduce the risk of loss due to fluctuations in currency exchange rates. Suitable currency hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time when it may be beneficial to do so. Foreign currency transactions may also be unsuccessful and may result in losses or may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies.

A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, a fund “locks in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currencies would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases.

Forward foreign currency exchange contracts may be used for a variety of reasons, including the following circumstances:

Lock In. When a Fund desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

Cross Hedge. If a particular currency is expected to decrease against another currency, a Fund may sell the currency expected to decrease and purchase a currency that is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund’s portfolio holdings denominated in the currency sold.

Direct Hedge. If a Fund wants to eliminate substantially all of the risk of owning a particular currency, and/or if the believes that the Fund can benefit from price appreciation in a given country’s currency but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated a contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but the Fund would hope to benefit from an increase (if any) in the value of the security.

Proxy Hedge. A Fund might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, the Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be close to those in the United States and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a Fund’s dividend distribution and are not reflected in its yield.

Tax Consequences of Hedging. Under applicable tax law, a Fund’s hedging activities may result in the application of the mark-to-market and straddle provisions of the Code. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by a Fund and could affect whether dividends paid by a Fund are classified as capital gains or ordinary income. See “Taxation.”

Among the risks facing Funds that utilize foreign currencies and related transactions is the risk that the relative value of currencies will be different than anticipated by the particular Fund’s Sub-Adviser. A Fund will segregate assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees to cover forward currency contracts entered into for non-hedging purposes. Please see “Derivative Instruments” below for a description of other foreign currency related transactions that may be used by the Funds.

Derivative Instruments

Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index and may relate to, among other things, stocks, bonds, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. Examples of derivatives and information about some types of derivatives and risks associated therewith follows. The derivatives market is always changing and the Funds may invest in derivatives other than those shown below.

The value of some derivative instruments in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of the Funds to successfully utilize these instruments may depend in part upon their ability to forecast interest rates and other economic factors correctly. If a Fund incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.

The Funds might not employ any of the strategies described herein, and no assurance can be given that any strategy used will succeed. If a Fund incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of derivative strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they also can reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because a Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. A Fund’s use of derivatives may increase or accelerate the amount of ordinary income recognized by shareholders.

Options on Securities and Indexes. As described under “Characteristics and Risks of Securities and Investment Techniques—Derivatives,” “Characteristics and Risks of Securities and Investment Techniques—Call Option Strategy Employed by NACM Income & Growth Fund,” “Characteristics and Risks of Securities and Investment Techniques—Call Option Strategy Employed by OCC Equity Premium Strategy Fund” and “Characteristics and Risks of Securities and Investment Techniques—Derivatives Strategies Employed by RCM Strategic Growth Fund” in the Prospectuses, the Funds may, among other things, purchase and sell put and call options on equity, debt or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) System or on a regulated foreign over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue from a dealer. Among other reasons, a Fund may purchase put options to protect holdings in an underlying or related security against a decline in market value, and may purchase call options to protect against increases in the prices of securities it intends to purchase pending its ability to invest in such securities in an orderly manner.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

A Fund will write call options and put options only if they are “covered.” In the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees in such amount are segregated) upon conversion or exchange of other securities held by the Fund. A call option on a security is also “covered” if the Fund does not hold the underlying security or have the right to acquire it, but the Fund segregates assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees in an amount equal to the contract value of the position (minus any collateral deposited with a broker-dealer), on a mark-to-market basis (a so-called “naked” call option). Except for the RCM Technology and RCM Strategic Growth Funds (as described in more detail below), none of the Funds may write “naked” call options on individual securities other than exchange traded funds (“ETFs”). For a call option on an index, the option is covered if the Fund segregates assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same index or security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is segregated by the Fund in assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees. A put option on a security or an index is “covered” if the Fund segregates assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board of Trustees equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is segregated by the Fund in assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees.

The RCM Technology Fund and the RCM Strategic Growth Fund may each write “naked” call options on individual securities or instruments in which it may invest but that are not currently held by the Fund. When writing “naked” call options, the Fund must deposit and maintain sufficient margin with the broker-dealer through which it wrote the “naked” call option as collateral to ensure that it meets its obligations as the writer of the option. The Fund is further subject to the segregation requirements described above when it writes “naked” call options. Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund’s exposure to loss. During periods of declining securities prices or when prices are stable, writing “naked” call options can be a profitable strategy to increase the Fund’s income with minimal capital risk. However, when the price of the security underlying the written option increases, the Fund is exposed to an increased risk of loss, because if the price of the security underlying the option exceeds the option’s exercise price, the Fund will lose the difference. “Naked” written call options are riskier because there is no underlying security held by the Fund that can act as a partial hedge. “Naked” written call options have speculative characteristics, and the potential for loss is theoretically unlimited. When a “naked” written call option is exercised, the Fund must purchase the underlying security to meet its delivery obligation or make a payment equal to the value of its obligation in order to close out the option. There is also a risk, especially with less liquid preferred and debt securities or small capitalization securities, that the securities may not be available for purchase.

If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). In addition, a Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date. See “Taxation.”

The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued in accordance with the Trust’s valuation policies and procedures. See “Net Asset Value.”

OTC Options. The Funds may also purchase and write over-the-counter (“OTC”) options. OTC options differ from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The Funds may be required to treat as illiquid OTC options purchased and securities being used to cover certain written OTC options, and they will treat the amount by which such formula price exceeds the intrinsic value of the option (i.e., the amount, if any, by which the market price of the underlying security exceeds the exercise price of the option) as an illiquid investment. The Funds may also purchase and write so-called dealer options.

Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities, including ETFs, and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve the intended result. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security or index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a call option that it had written on a security held in its portfolio, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a call option on an individual security held in a Fund’s portfolio, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security or index position covering the call option above the sum of the premium and the exercise price (the “strike price”) of the call but has retained the risk of loss (net of premiums received) should the price of the underlying security or index position decline. Similarly, as the writer of a call option on a securities index or ETF, a Fund forgoes the opportunity to profit from increases in the index or ETF over the strike price of the option, though it retains the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline.

The value of call options written by a Fund will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities (including those comprising an index), changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

The hours of trading for options may not conform to the hours during which the securities held by a Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that may not be reflected in the options markets. In addition, a Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions that could adversely affect a Fund engaging in options transactions.

If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security or index remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security or index is purchased to hedge against price movements in a related security or index, the price of the put or call option may move more or less than the price of the related security or index. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. Similarly, if restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index or ETF written by a Fund is covered by an option on the same index or ETF purchased by the Fund, movements in the index or ETF may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding (based, in part, on the extent of correlation (if any) between the performance of the index or ETF and the performance of the Fund’s portfolio securities).

Foreign Currency Options. The Funds may buy or sell put and call options on foreign currencies in various circumstances, including, but not limited to, as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which a Fund’s securities may be denominated or to cross-hedge or in an attempt to increase the total return when the Sub-Adviser anticipates that the currency will appreciate or depreciate in value. In addition, the Funds may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options.

Futures Contracts and Options on Futures Contracts. The Funds may use interest rate, foreign currency, index and other futures contracts, and options on such contracts. For example, the Funds may invest in foreign exchange futures contracts and options thereon (“futures options”) that are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system as an adjunct to their securities activities. The Funds may also enter into futures contracts for the purchase or sale of securities. The Funds may purchase and sell futures contracts on various securities indexes (“Index Futures”) and related options for hedging purposes and for investment purposes. For example, the Funds may invest in Index Futures and related options when a Sub-Adviser believes that there are not enough attractive securities available to maintain the standards of diversification and liquidity set for a Fund pending investment in such securities if or when they do become available. Through the use of Index Futures and related options, a Fund may diversify risk in its portfolio without incurring the substantial brokerage costs which may be associated with investment in the securities of multiple issuers. A Fund may also minimize potential market and liquidity problems which may result from increases in positions already held by the Fund. A Fund’s purchase and sale of Index Futures is limited to contracts and exchanges which have been approved by the Commodity Futures Trading Commission (“CFTC”).

Generally, a futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time.

An Index Future is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index (“Index”) at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an Index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A unit is the value of the relevant Index from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an Index. Index Futures contracts can be traded through all major commodity brokers. A Fund will ordinarily be able to close open positions on the futures exchange on which Index Futures are then traded at any time up to and including the expiration day. As described below, a Fund will be required to segregate initial margin in the name of the futures broker upon entering into an Index Future. Variation margin will be paid to and received from the broker on a daily basis as the contracts are marked to market. For example, when a Fund has purchased an Index Future and the price of the relevant Index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when a Fund has purchased an Index Future and the price of the relevant Index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker.

A Fund may close open positions on the futures exchanges on which Index Futures are traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract’s life are required to settle on the next business day (based upon the value of the relevant index on the expiration day), with settlement made with the appropriate clearing house. Additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time a Fund purchases such instruments. Positions in Index Futures may be closed out by a Fund only on the futures exchanges upon which the Index Futures are then traded.

The following example illustrates generally the manner in which Index Futures operate. The Standard & Poor’s 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The Index Future specifies that no delivery of the actual stocks making up the Index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the Index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

A public market exists in futures contracts covering a number of Indexes as well as financial instruments and foreign currencies, including but not limited to: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts in which the Funds may invest will be developed and traded in the future.

The Funds may purchase and write call and put options on futures contracts (“futures options”). Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to segregate a specified amount of assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Funds would ordinarily earn interest income on initial margin deposits. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark to market its open futures positions.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. Any transaction costs must also be included in these calculations.

Commodity Futures Contracts and Options on Commodity Futures Contracts. In addition to other futures contracts and options thereon, the Funds may invest in commodity futures contracts and options thereon. A commodity futures contract is an agreement between two parties, in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity from the other party at a later date at a price and quantity agreed upon when the contract is made.

Limitations on Use of Futures and Futures Options. The Funds may enter into positions in futures contracts and related options for hedging purposes, for example, to hedge against changes in interest rates, foreign currency exchange rates or securities prices. In addition, the Funds may utilize futures contracts for investment and/or speculative purposes. For instance, a Fund may invest to a significant degree in Index Futures on stock indexes and related options (including those which may trade outside of the United States) as an alternative to purchasing individual stocks in order to gain or adjust their exposure to a particular market. The Funds may also use these investments to hedge against changes in the value of securities which the Sub-Adviser intends to purchase for the portfolio.

When purchasing a futures contract, a Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the total market value of (or in certain cases, the Fund’s obligation under) the futures contract. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, a Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees that are equal to the market value of the instruments underlying the contract (or in certain cases, the Fund’s obligation under the contract). Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an Index Future, a portfolio with a volatility substantially similar to that of the Index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust’s custodian).

When selling a call option on a futures contract, a Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund, or by taking other offsetting positions.

When selling a put option on a futures contract, a Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund, or by taking other offsetting positions.

The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options or forward contracts. See “Taxation.”

The Trust is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In the case of futures contracts used for hedging purposes, some of the risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of a security or other investment being hedged. The hedge will not be fully effective where there is such imperfect correlation. Also, an incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle. For example, if the price of the futures contract moves more than the price of the hedged security, a Fund would experience either a loss or gain on the future which is not completely offset by movements in the price of the hedged securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. Also, the Funds may not choose to use futures and/or suitable hedging transactions may not be available in all circumstances. Even if a hedge is executed successfully, a Fund’s return may have been higher if no hedging had been attempted.

Additionally, the price of Index Futures may not correlate perfectly with movement in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Future relates. This may result in a disparity between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures position or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Certain Consequences of Hedging. It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from the Funds’ dividend distributions and are not reflected in yield. Under applicable tax law, a Fund’s hedging activities may result in the application of the mark-to-market and straddle provisions of the Code. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by a Fund and could affect whether dividends paid by the Fund are classified as capital gains or ordinary income. See “Taxation.”

Additional Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.

Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Fund’s investments to greater volatility than investments in traditional securities.

Additional Risks of Options on Securities or Indexes, Futures Contracts, Options on Futures Contracts and Forward Currency Exchange Contracts and Options Thereon. Options on securities or indexes, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. The value of some derivative instruments in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Sub-Adviser to forecast interest rates and other economic factors correctly. If the Sub-Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Funds could be exposed to risk of loss. In addition, a Fund’s use of such instruments may increase or accelerate the amount of ordinary income recognized by its shareholders.

Swap Agreements. The Funds may enter into swap agreements with respect to interest rates, currencies, indexes or baskets of securities (or a single security) and other assets or measures of risk or return. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. Swap agreements are individually negotiated and structured to include exposure to a variety of types of investments or market factors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties generally are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index.

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap;” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor;” and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

The Funds also may enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Funds may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered through the segregation of assets determined to be liquid by the Adviser or Sub-Adviser in accordance with procedures established by the Board of Trustees. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.

Whether a Fund’s use of swap agreements or swaptions will be successful in furthering its investment objectives will depend on the Sub-Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the CEA and therefore are not regulated as futures or commodity option transactions under the CEA.

When-Issued, Delayed Delivery and Forward Commitment Transactions

A Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When delayed delivery purchases are outstanding, the Fund will segregate until the settlement date assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees in an amount sufficient to meet the purchase price. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a Fund may earn income on segregated securities. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because a Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the Fund remains substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases may result in a form of leverage. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

Each Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if the Fund either (i) segregates until the settlement date assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees in an amount sufficient to meet the purchase price or (ii) enters into an offsetting contract for the forward sale of securities of equal value that it owns. The Funds may also enter into forward commitments for the purchase or sale of foreign currencies. Forward commitments may be considered securities themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund’s other assets. A Fund may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.

Rights and Warrants to Purchase Securities

A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

Warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant or right, the warrant or right will expire worthless. Rights and warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock.

Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

Repurchase Agreements

For the purposes of maintaining liquidity and achieving income, each Fund may enter into repurchase agreements with domestic commercial banks or registered broker/dealers. A repurchase agreement is a contract under which a Fund would acquire a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. The Adviser and the Sub-Advisers, as appropriate, will monitor the creditworthiness of the counterparties.

Other Investment Companies

The Funds may invest in securities of other open- or closed-end investment companies, including exchange-trade funds (“ETFs”), to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act and related rules and any exemptive relief from or interpretations of the SEC.

The Funds may invest in other investment companies during periods when there is a shortage of attractive securities available in the market, or when a Sub-Adviser believes share prices of other investment companies offer attractive values. The Funds may also invest in other investment companies because the laws of some foreign countries may make it difficult or impossible for a Fund to invest directly in issuers organized or headquartered in those countries, or may limit such investments. The most efficient, and sometimes the only practical, means of investing in such companies may be through investment in other investment companies that in turn are authorized to invest in the securities of such issuers. The Funds may invest in investment companies that are advised by Allianz Global Fund Management or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC.

As a stockholder in an investment company, a Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. A Fund’s shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and will therefore be subject to the same risks of leverage described in the Prospectuses and herein.

The AGI Multi-Style Fund ordinarily invests all of its assets in the Funds or funds advised by the Adviser and its affiliates. See “Investment Strategies of the AGI Multi-Style Fund” below.

Illiquid Securities

A Fund may invest in securities that are illiquid, so long as no more than 15% of the net assets of the Fund (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing using fair valuation procedures approved by the Board of Trustees. A Sub-Adviser may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities.

The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Depending on the circumstances, illiquid securities may be considered to include, among other things, written over-the-counter options and other derivative instruments, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale (such as privately placed debt securities), and other securities which legally or in the Adviser’s or a Sub-Adviser’s opinion may be deemed illiquid (not including securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper that the Adviser or a Sub-Adviser has determined to be liquid under procedures approved by the Board of Trustees).

Hybrid Instruments

The Funds may invest in “hybrid” or indexed securities. A hybrid instrument can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of a commodity, currency or securities index or another interest rate (each a “benchmark”). The interest rate or (unlike most debt obligations) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.

Hybrids can be used as an efficient means of pursuing a variety of goals, including hedging and attempts to increase total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of a Fund.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Funds will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. If so, a Fund’s investments in these products will be subject to limits applicable to investments in investment companies and may be subject to other restrictions imposed by the 1940 Act.

Short Sales

Each of the Funds may engage in short sales transactions. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other derivative contract) that it does not own. When a Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a particular security and be obligated to repay the lender of the security any dividend or interest that accrue on the security during the period of the loan.

When a Fund makes a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. In order to deliver the security to the buyer, the Fund must arrange through a broker to borrow the security and, in so doing, the Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be.

A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. For these purposes, a short sale will be considered to be “against the box” if the Fund holds or has the right to acquire securities which, without the payment of further consideration, are convertible or exchangeable for the securities sold short. Short sales by a Fund that are not made “against the box” create opportunities to increase the Fund’s return but, at the same time, involve special risk considerations and may be considered a speculative technique. The NACM Funds, the RCM Funds (except the RCM Mid-Cap Fund) and NFJ All-Cap Value Fund may engage in short sales which are not “against the box.” The value of securities of any issuer in which a Fund maintains a short position that is not “against the box” may not exceed the lesser of 5% of the value of the Fund’s net assets or 5% of the securities of such class of the issuer. The other Funds may only engage in short sales that are “against the box.”

Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when investment considerations would not favor such sales.

In the view of the Securities and Exchange Commission (“SEC”), a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box,” or unless the Fund’s obligation to deliver the securities sold short is “covered” by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

A Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund’s total assets.

A Fund’s use of short sale transactions can increase the portion of the Fund’s distributions that are taxable to Fund shareholders as ordinary income.

Commodities

Some of the Funds may invest in instruments that provide exposure to, and are subject to the risks of, investments in precious metals and other commodities. These may include futures, options, swaps and other instruments, the return on which is dependent upon the return of one or more commodities or commodity indices. Commodities may include, among other things, oil, gas, timber, farm products, minerals, precious metals (e.g., gold, silver, platinum, and palladium) and other resources. In addition, the Funds may invest in companies (such as mining, dealing or transportation companies) with substantial exposure to commodities markets or investments in commodities, and through these investments may be exposed to the risks of investing in commodities. Commodities generally and particular commodities have, at times been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of commodities may be, however, less subject to local and company-specific factors than securities of individual companies. As a result, commodity prices may be more or less volatile in price than securities of companies engaged in commodity-related businesses. Investments in commodities can also present concerns such as delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations. To the extent that a Fund invests in companies that mine, deal in or are otherwise exposed to these risks, the Fund will also be subject to these risks.

For a Fund to qualify as a regulated investment company under current federal tax law, gains from selling precious metals and other forms of “non-qualifying” income may not exceed 10% of the Fund’s gross income for its taxable year. This tax requirement could cause a Fund to hold precious metals or securities when it would not otherwise do so, or may otherwise limit the manner or extent to which a Fund seeks exposure to such commodities.

Investment Strategies of the AGI Multi-Style Fund

The AGI Multi-Style Fund normally invests substantially all of its assets in Underlying Funds, which include certain series of the Trust and series of PIMCO Funds as specified in the Prospectuses. By investing in Underlying Funds, the AGI Multi-Style Fund may be subject to some or all of the risks associated with the securities, instruments and techniques utilized by the Funds as described above. It may also be subject to additional risks associated with other securities, instruments and techniques utilized by Underlying Funds which are series of PIMCO Funds. The PIMCO Funds series and their attendant risks as described in the current PIMCO Funds Prospectuses for Institutional Class and Administrative Class shares and PIMCO Funds Statement of Additional Information, which are included in the PIMCO Funds registration statement (File Nos. 033-12113 and 811-5028) on file with the Securities and Exchange Commission. In addition, summary information about the principal investments and strategies and principal risks of the Underlying Funds is contained in Exhibit E to this Statement of Additional Information. These summaries are qualified in their entirety by reference to the prospectuses of the Trust and PIMCO Funds and the Statement of Additional Information of PIMCO Funds, and the Trust disclaims any obligation to update them in the event the information in the applicable Underlying Fund prospectus changes. The principal investments and strategies and principal risks of the Underlying Funds may change following the date of this Statement of Additional Information, and investors should refer to the prospectuses of the Trust and PIMCO Funds and the Statement of Additional Information of PIMCO Funds for the most current information regarding the Underlying Funds. These documents may be obtained free of charge by calling Allianz Global Investors Distributors LLC at 1-800-426-0107.

INVESTMENT RESTRICTIONS

Investment Objectives

Except to the extent set forth in the relevant Prospectuses, the investment objective(s) of each Fund is/are non-fundamental and may be changed by the Board of Trustees without shareholder approval. Investment objectives which are fundamental may not be changed with respect to a Fund without shareholder approval by vote of a majority of the outstanding shares of that Fund.

Fundamental Investment Restrictions

The investment restrictions set forth below are fundamental policies of the OCC Renaissance, OCC Growth, OCC Target and OCC Opportunity Funds and may not be changed with respect to any such Fund without shareholder approval by vote of a majority of the outstanding voting securities of that Fund. Under these restrictions, each such Fund:

(1) may borrow money to the maximum extent permitted by law, including without limitation (i) borrowing from banks or entering into reverse repurchase agreements, or employing similar investment techniques, and pledging its assets in connection therewith, if immediately after each borrowing and continuing thereafter, there is asset coverage of 300%, and (ii) entering into reverse repurchase agreements and transactions in options, futures, options on futures, and forward foreign currency contracts;

(2) may not pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of such Fund’s total assets (taken at cost) and then only to secure borrowings permitted by Restriction (1) above. (The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be pledges or other encumbrances.) (For the purpose of this restriction, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security.);

(3) may not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws;

(4) may not purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate;

(5) may not acquire more than 10% of the voting securities of any issuer, both with respect to any such Fund and to the Funds to which this policy relates, in the aggregate;

(6) may not concentrate more than 25% of the value of its total assets in any one industry;

(7) may not purchase or sell commodities or commodity contracts except that the Funds may purchase and sell financial futures contracts and related options;

(8) may not make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund’s portfolio securities with respect to not more than 25% of its total assets (33 1/3% in the case of the OCC Target Fund); and

(9) may not issue senior securities, except insofar as such Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund’s borrowing policies, and except that for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security.

Notwithstanding the provisions of fundamental investment restrictions (1) and (9) above, each of the above-mentioned Funds may borrow money for temporary administrative purposes. To the extent that borrowings for temporary administrative purposes exceed 5% of the total assets of a Fund, such excess shall be subject to the 300% asset coverage requirements set forth above.

The investment restrictions set forth below are fundamental policies of each of the CCM Emerging Companies, CCM Focused Growth, NACM Income & Growth, NACM Mid-Cap Growth, NFJ International Value, NFJ Large-Cap Value, NFJ Mid-Cap Value, OCC Equity Premium Strategy and OCC Small-Cap Value Funds and may not be changed with respect to any such Fund without shareholder approval by a vote of a majority of the outstanding voting securities of that Fund. Under these restrictions, each such Fund:

(1) may not invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

(2) may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or which invest in real estate or interests therein;

(3) may not purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts, and may enter into swap agreements and other financial transactions not requiring delivery of physical commodities;

(4) may borrow money to the maximum extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time;

(5) may not issue senior securities, except as permitted borrowings or as otherwise permitted under the 1940 Act;

(6) may not make loans, except that this restriction shall not prohibit the purchase of debt obligations or entering into repurchase agreements or the lending of the Fund’s portfolio securities; and

(7) may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

In determining whether a transaction is permitted under the 1940 Act, Restriction 5 above will be construed not to prohibit any transaction that is permitted under the 1940 Act, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time.

The investment restrictions set forth below are fundamental policies of each of the CCM Capital Appreciation, CCM Mid-Cap, NFJ Small-Cap Value and NFJ Dividend Value Funds, and may not be changed with respect to any such Fund without shareholder approval by vote of a majority of the outstanding shares of that Fund. Under these restrictions, each such Fund:

(1) may not invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

(2) may not with respect to 75% of its assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

(3) may not with respect to 75% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

(4) may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or which invest in real estate or interests therein;

(5) may not purchase or sell commodities or commodities contracts (which, for the purpose of this restriction, shall not include foreign currency or forward foreign currency contracts or swap agreements), except that any such Fund may engage in interest rate futures contracts, stock index futures contracts, futures contracts based on other financial instruments or one or more groups of instruments, and on options on such futures contracts;

(6) may not purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this restriction;

(7) may borrow money to the maximum extent permitted by law, including without limitation (i) borrowing from banks or entering into reverse repurchase agreements, or employing similar investment techniques, and pledging its assets in connection therewith, if immediately after each borrowing and continuing thereafter, there is asset coverage of 300%, and (ii) entering into reverse repurchase agreements and transactions in options, futures, options on futures, and forward foreign currency contracts, except that, with respect to the CCM Mid-Cap Fund only, this fundamental investment restriction is as follows: the CCM Mid-Cap Fund may not borrow money, or pledge, mortgage or hypothecate its assets, except that a Fund may (i) borrow from banks or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing and continuing thereafter, there is asset coverage of 300%

and (ii) enter into reverse repurchase agreements and transactions in options, futures, options on futures, and forward foreign currency contracts as described in the Prospectuses and in this Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts, options on futures contracts, and forward foreign currency contracts will not be deemed to be pledges of such Fund’s assets);

(8) may not issue senior securities, except insofar as such Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund’s borrowing policies, and except for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security;

(9) may not lend any funds or other assets, except that such Fund may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures, or other debt securities, bankers’ acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements and reverse repurchase agreements, and (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the SEC and the Trustees of the Trust; and

(10) may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

Notwithstanding the provisions of fundamental investment restrictions (7) and (8) above, each of the above-mentioned Funds may borrow money for temporary administrative purposes. To the extent that borrowings for temporary administrative purposes exceed 5% of the total assets of a Fund, such excess shall be subject to the 300% asset coverage requirements set forth above.

The investment restrictions set forth below are fundamental policies of the OCC Value Fund and may not be changed without shareholder approval by a vote of a majority of the outstanding voting securities of such Fund. Under these restrictions, such Fund:

(1) may not invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

(2) may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or which invest in real estate or interests therein;

(3) may not purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts, and may enter into swap agreements and other financial transactions not requiring delivery of physical commodities;

(4) may not purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this restriction;

(5) may borrow money to the maximum extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time;

(6) may not issue senior securities, except as permitted borrowings or as otherwise permitted under the 1940 Act;

(7) may not make loans, except that this restriction shall not prohibit the purchase of debt obligations or entering into repurchase agreements or the lending of the Fund’s portfolio securities; and

(8) may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

In determining whether a transaction is permitted under the 1940 Act, Restriction 6 above will be construed not to prohibit any transaction that is permitted under the 1940 Act, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time.

The investment restrictions set forth below are fundamental policies of the AGI Multi-Style Fund and may not be changed with respect to such Fund without shareholder approval by vote of a majority of the outstanding voting securities of such Fund. Under these restrictions:

(1) the AGI Multi-Style Fund may not invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto) or securities issued by any investment company;

(2) the AGI Multi-Style Fund may not purchase securities of any issuer unless such purchase is consistent with the maintenance of the Fund’s status as a diversified company under the Investment Company Act of 1940, as amended;

(3) the AGI Multi-Style Fund may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or which invest in real estate or interests therein;

(4) the AGI Multi-Style Fund may not purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts, and may enter into swap agreements and other financial transactions not requiring delivery of physical commodities;

(5) the AGI Multi-Style Fund may borrow money to the maximum extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time;

(6) the AGI Multi-Style Fund may not issue senior securities, except as permitted borrowings or as otherwise permitted under the 1940 Act;

(7) the AGI Multi-Style Fund may not make loans, except that this restriction shall not prohibit the purchase of debt obligations or entering into repurchase agreements or the lending of the Fund’s portfolio securities; and

(8) the AGI Multi-Style Fund may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

Notwithstanding any other fundamental investment restriction or policy, the AGI Multi-Style Fund may invest some or all of its assets in a single registered open-end investment company or a series thereof. Unless specified above, any fundamental investment restriction or policy of any such registered open-end investment company or series thereof shall not be considered a fundamental investment restriction or policy of the Fund.

Each of the Allianz RCM Funds has adopted certain investment restrictions that are fundamental policies and that may not be changed without shareholder approval by the vote of a majority of each such Fund’s outstanding voting securities.

In the case of the Allianz RCM Funds (other than the RCM International Growth Equity, RCM Mid-Cap, RCM Small-Cap Growth and RCM Strategic Growth Funds), these restrictions provide that each such Fund:

(1) may not invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry, except that (i) the RCM Biotechnology Fund will concentrate more than 25% of its assets in the biotechnology industry, (ii) the RCM Global Resources Fund will invest more than 25% of its assets in the natural resources industry; (iii) the RCM Healthcare Fund will concentrate more than 25% of its assets in the healthcare industry and (iv) the RCM Technology Fund will concentrate more than 25% of its assets in the technology industry;

(2) may borrow money to the maximum extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time;

(3) may not make loans, except that this restriction shall not prohibit the purchase of debt obligations or entering into repurchase agreements or the lending of the Fund’s portfolio securities;

(4) may not act as an underwriter of securities issued by other persons, except insofar as it may be deemed an underwriter under the 1933 Act in selling portfolio securities;

(5) may not purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts, and may enter into swap agreements and other financial transactions not requiring delivery of physical commodities;

(6) may not issue senior securities, except as permitted borrowings or as otherwise permitted under the 1940 Act; and

(7) may not purchase or sell real estate; provided that the Fund may invest in readily marketable securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

In determining whether a transaction is permitted under the 1940 Act, Restriction 6 above will be construed not to prohibit any transaction that is permitted under the 1940 Act, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time. In addition, the RCM Biotechnology Fund, the RCM Global Resources Fund, the RCM Healthcare Fund and the RCM Technology Fund each will measure the percentage of its assets in a particular industry by reference to a customized set of industry and sector groups for classifying securities (the “RCM Codes”). The RCM Codes are based on an expanded Morgan Stanley Capital International (“MSCI”) and Standard & Poor’s (“S&P”) industry classification model, modified to be what RCM Capital Management LLC believes is more representative of global investing and more applicable to growth industries and their sub-industries.

In the case of the RCM International Growth Equity Fund, these restrictions provide that such Fund may not:

(1) invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry;

(2) invest in companies for the purpose of exercising control or management;

(3) borrow money, except from banks to meet redemption requests or for temporary or emergency purposes; provided that borrowings for temporary or emergency purposes other than to meet redemption requests shall not exceed 5% of the value of its total assets; and provided further that total borrowings shall be made only to the extent that the value of the Fund’s total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing). For purposes of the foregoing limitations, reverse repurchase agreements and other borrowing transactions covered by segregated assets are considered to be borrowings. The Fund will not mortgage, pledge, hypothecate, or in any other manner transfer as security for an indebtedness any of its assets. This investment restriction shall not prohibit the Fund from engaging in futures contracts, options on futures contracts, forward foreign currency exchange transactions, and currency options;

(4) purchase securities on margin, but it may obtain such short-term credit from banks as may be necessary for the clearance of purchases and sales of securities;

(5) make loans of its funds or assets to any other person, which shall not be considered as including: (i) the purchase of a portion of an issue of publicly distributed debt securities, (ii) the purchase of bank obligations such as certificates of deposit, bankers’ acceptances and other short-term debt obligations, (iii) entering into repurchase agreements with respect to commercial paper, certificates of deposit and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and (iv) the loan of portfolio securities to brokers, dealers and other financial institutions where such loan is callable by the Fund at any time on reasonable notice and is fully secured by collateral in the form of cash or cash equivalents. The Fund will not enter into repurchase agreements with maturities in excess of seven days if immediately after and as a result of such transaction the value of the Fund’s holdings of such repurchase agreements exceeds 10% of the value of the Fund’s total assets;

(6) act as an underwriter of securities issued by other persons, except insofar as it may be deemed an underwriter under the 1933 Act in selling portfolio securities;

(7) invest more than 10% of the value of its net assets in securities that are illiquid;

(8) purchase the securities of any other investment company or investment trust, except by purchase in the open market where, to the best information of the Trust, no commission or profit to a sponsor or dealer (other than the customary broker’s commission) results from such purchase and such purchase does not result in such securities exceeding 10% of the value of the Fund’s total assets, or except when such purchase is part of a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund’s shareholders. For the purpose of this restriction, the Trust considers “investment company or investment trust” to mean an investment company registered under the 1940 Act, and treats the purchase of securities in an investment company registered under the 1940 Act as a purchase in the open market if the securities purchased are registered under the Securities Act of 1933, as amended. In addition, the Trust does not consider bona fide investment management fees to be a commission or profit to a sponsor or dealer for purposes of this restriction;

(9) purchase portfolio securities from or sell portfolio securities to the officers, directors, or other “interested persons” (as defined in the 1940 Act) of the Trust, other than unaffiliated broker-dealers;

(10) purchase commodities or commodity contracts, except that the Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts, and except that the Fund may enter into futures and options contracts in accordance with the applicable rules of the CFTC;

(11) issue senior securities, except that the Fund may borrow money as permitted by fundamental investment restriction (3) above. This restriction shall not prohibit the Fund from engaging in short sales, options, futures and foreign currency transactions; and

(12) purchase or sell real estate; provided that the Fund may invest in readily marketable securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

In the case of the RCM Mid-Cap Fund, these restrictions provide that such Fund:

(1) may not invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry (other than the United States of America, its agencies and instrumentalities);

(2) may not purchase or sell real estate; provided that the Fund may invest in readily marketable securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

(3) may borrow money to the maximum extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time;

(4) may not issue senior securities, except as permitted borrowings or as otherwise permitted under the 1940 Act;

(5) may not make loans, except that this restriction shall not prohibit the purchase of debt obligations or entering into repurchase agreements or the lending of the Fund’s portfolio securities;

(6) may not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws; and

(7) may not purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts, and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

In determining whether a transaction is permitted under the 1940 Act, Restriction 4 above will be construed not to prohibit any transaction that is permitted under the 1940 Act, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time.

In the case of each of the RCM Small-Cap Growth and RCM Strategic Growth Funds, these restrictions provide that each such Fund:

(1) may borrow money to the maximum extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time;

(2) may not issue senior securities, except as permitted borrowings or as otherwise permitted under the 1940 Act;

(3) may not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws;

(4) may not concentrate more than 25% of the value of its assets in any one industry;

(5) may not purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate;

(6) may not make loans, except that this restriction shall not prohibit the purchase of debt obligations or entering into repurchase agreements or the lending of the Fund’s portfolio securities; and

(7) may not purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts, and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

In determining whether a transaction is permitted under the 1940 Act, Restriction 2 above will be construed not to prohibit any transaction that is permitted under the 1940 Act, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time. In addition, the RCM Small-Cap Growth Fund and the RCM Strategic Growth Fund each will measure the percentage of its assets in a particular industry by reference to the RCM Codes.

The investment restrictions set forth below are fundamental policies of the NFJ All-Cap Value Fund and each of the Allianz NACM Funds (except for the NACM Income & Growth and NACM Mid-Cap Growth Funds), and may not be changed with respect to any such Fund without shareholder approval by vote of a majority of the outstanding shares of that Fund. Under these restrictions, each such Fund:

(1) may not concentrate more than 25% of the value of its total assets in any one industry;

(2) may not purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate;

(3) may not make loans, except that this restriction shall not prohibit the purchase of debt obligations or entering into repurchase agreements or the lending of the Fund’s portfolio securities;

(4) may borrow money to the maximum extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time;

(5) may not pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of such Fund’s total assets (taken at cost) and then only to secure borrowings permitted by Restriction (4) above, except that this Restriction (5) does not apply to the NACM Emerging Markets Opportunities Fund. (The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be pledges or other encumbrances.) (For the purpose of this restriction, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security.);

(6) may not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws;

(7) may not issue senior securities, except as permitted borrowings or as otherwise permitted under the 1940 Act; and

(8) may not purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts, and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

In determining whether a transaction is permitted under the 1940 Act, Restriction 7 above will be construed not to prohibit any transaction that is permitted under the 1940 Act, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time.

The investment restrictions set forth below are fundamental policies of the OCC International Equity Fund and may not be changed without shareholder approval by vote of a majority of the outstanding voting securities of such Fund. Under these restrictions, such Fund:

(1) may borrow money to the maximum extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time;

(2) may not issue senior securities, except as permitted borrowings or as otherwise permitted under the 1940 Act;

(3) may not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws;

(4) may not concentrate more than 25% of the value of its assets in any one industry;

(5) may not purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate;

(6) may not make loans, except that this restriction shall not prohibit the purchase of debt obligations or entering into repurchase agreements or the lending of the Fund’s portfolio securities; and

(7) may not purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts, and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

In determining whether a transaction is permitted under the 1940 Act, Restriction 2 above will be construed not to prohibit any transaction that is permitted under the 1940 Act, as interpreted or modified, or as otherwise permitted by regulatory authority having jurisdiction from time to time.

Non-Fundamental Investment Restrictions

Each Fund (except the AGI Multi-Style Fund, the Allianz RCM Funds, the NACM Emerging Markets Opportunities, the NFJ Mid-Cap Value and OCC International Equity Funds) is also subject to the following non-fundamental restriction and policies (which may be changed without shareholder approval):

(1) Subject to any limits set forth in its Prospectus or the SAI, each Fund may engage in short sales to the maximum extent permitted by law.

(2) Each fund may not invest more than 15% of the net assets of a Fund (taken at market value at the time of the investment) in “illiquid securities,” illiquid securities being defined to include repurchase agreements maturing in more than seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide withdrawal penalties upon prepayment (other than overnight deposits), or other securities which legally or in the Adviser’s or Sub-Adviser’s opinion may be deemed illiquid (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that the Adviser or Sub-Adviser has determined to be liquid under procedures approved by the Board of Trustees).

Policies Relating to Rule 35d-1 under the 1940 Act

Certain Funds have adopted policies pursuant to Rule 35d-1(a) under the 1940 Act. Such Funds will provide to shareholders the notice required by Rule 35d-1 under the 1940 Act, as such may be interpreted or revised from time to time, with respect to any change in any policy adopted pursuant to Rule 35d-1(a). Under such policies:

1. The CCM Mid-Cap Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of companies with medium market capitalizations.

2. The NFJ Dividend Value Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities. In addition, the Fund invests at least 80% of its assets in securities that pay or that are expected to pay dividends.

3. The NFJ Small-Cap Value Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in companies with smaller market capitalizations.

4. The RCM Global Small-Cap Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in companies with market capitalizations comparable to those of companies included in the MSCI World Small-Cap Index.

5. The RCM Technology Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of technology companies and in derivatives and other synthetic instruments that have economic characteristics similar to common stocks and other equity securities of technology companies.

6. Until September 4, 2008, the RCM Healthcare Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies in the healthcare industry. Effective September 4, 2008, pursuant to a change in the Fund’s 80% policy approved by the Board of Trustees and in connection with the change of the Fund’s name to the Allianz RCM Wellness Fund, the Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of wellness-related companies.

7. The RCM Large-Cap Growth Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of U.S. companies with market capitalizations of at least $3 billion.

8. The RCM Mid-Cap Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of small- to medium-sized U.S. companies with market capitalizations comparable to those in the Russell Mid-Cap Growth Index.

9. The RCM Biotechnology Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies in the biotechnology industry.

10. The NACM Pacific Rim Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies that are tied economically to countries within the Pacific Rim by satisfying at least one of the following criteria: (i) they derive 50% or more of their total revenue from goods produced, sales made or services provided in one or more Pacific Rim countries; (ii) they are organized under the laws of a Pacific Rim country; (iii) they maintain 50% or more of their assets in one or more Pacific Rim countries; or (iv) the principal trading market for a class of their securities is in a Pacific Rim country.

11. The RCM International Growth Equity Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of non-U.S. companies.

12. The CCM Focused Growth Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of companies in the Russell 1000 Growth Index with market capitalizations of at least $100 million.

13. The NFJ Large-Cap Value Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies with large market capitalizations. For purposes of this policy, the Fund currently considers a company’s market capitalization to be large if it equals or exceeds the market capitalization of the 250th largest company represented in the Russell 1000 Index.

14. The RCM Global Resources Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies principally engaged in the research, development, manufacturing, extraction, distribution or sale of materials, energy, or goods related to cyclical or commodity industries, such as the oil & gas, minerals, base metals, precious metals, chemicals, fertilizers, wood products, paper products and steel (the “natural resources industries”).

15. The OCC Equity Premium Strategy Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities.

16. The RCM Small-Cap Growth Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of U.S. companies with smaller market capitalizations (which the portfolio managers currently define as companies with market capitalizations at or below the highest market capitalization of companies represented in either or both of the S&P SmallCap 600 Index and the Russell 2000 Index).

17. The NFJ Mid-Cap Value Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies with medium market capitalizations.

18. The NACM Emerging Markets Opportunities Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in the securities of companies that are tied economically to countries with emerging securities markets—that is, countries with securities markets which are, in the opinion of the Sub-Adviser, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation.

19. The NACM Mid-Cap Growth Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of companies with medium market capitalizations.

20. The OCC International Equity Fund normally invests at least 80% of its net asset (plus borrowings made for investment purposes) in equity securities.

21. The OCC Small-Cap Value Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of U.S. companies with smaller market capitalizations.

Other Information Regarding Investment Restrictions and Policies

The Funds are also subject to other restrictions under the 1940 Act; however, the registration of the Trust under the 1940 Act does not involve any supervision by any federal or other agency of the Trust’s management or investment practices or policies, other than incident to occasional or periodic compliance examinations conducted by the SEC staff.

Unless otherwise stated, all limitations applicable to a Fund’s investments will apply at the time of investment. A Fund will not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. The Adviser or applicable Sub-Adviser will take into account market, tax and other consequences to a Fund in considering whether or not sell or close out an investment that has become inconsistent with an investment limitation after its purchase due to market fluctuations, a change in ratings assigned to the security or other factors. In the event that ratings services assign different ratings to the same security, the Adviser or Sub-Adviser will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the higher of the several assigned ratings. Unless otherwise indicated, references to assets in the percentage limitations on a Fund’s investments refers to total assets.

The Sub-Advisers may use Standard Industrial Classification (SIC) Codes, North American Industry Classification System (NAICS) Codes or any other reasonable industry classification system (including systems developed by the Sub-Advisers) for purposes of the Funds’ investment restrictions and policies relating to industry concentration, and the approaches used by the various Sub-Advisers may differ from one another.

In addition, each Sub-Adviser may use definitions and standards to determine compliance with the investment policies, strategies and restrictions of the Funds it sub-advises which are different from the definitions and standards used by other Sub-Advisers. For example, the Sub-Advisers may use different definitions and standards in connection with defining Fund market capitalization criteria (e.g., determining whether a company is a “large,” “mid” or “small” capitalization company), characterizing a security as an “equity” or “fixed income” security, characterizing a security as a “growth” or “value” security, determining the composition of an “industry,” “sector” or group of related industries or sectors, determining the scope of a “geographic region” and characterizing an investment as a U.S. or non-U.S. investment (or otherwise determining the location of an investment for purposes of a Fund’s geographic restrictions). In addition, the definitions and standards used by a Sub-Adviser may change over time and without notice to investors, and in certain cases a Sub-Adviser may use definitions and standards for a Fund which differ from the definitions and standards it uses for other series of the Trust or for other funds and accounts which it advises.

The phrase “shareholder approval,” as used in the Prospectuses, and the phrase a “vote of a majority of the outstanding voting securities,” as used herein, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, Trust or share class, as the case may be, or (2) 67% or more of the shares of the Fund, Trust or share class, as the case may be, present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

MANAGEMENT OF THE TRUST

Trustees and Officers

The business of the Trust is managed under the direction of the Trust’s Board of Trustees. Subject to the provisions of the Trust’s Declaration of Trust, its By-Laws and Massachusetts law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Trust’s officers.

The Trustees and executive officers of the Trust, their dates of birth, the position they hold with the Trust, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex that the Trustees oversee and any other directorships held by the Trustees of the Trust are listed in the tables immediately following. Except as shown, each Trustee’s and officer’s principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is 1345 Avenue of the Americas, New York, NY 10105.

Interested Trustees

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served****	Principal Occupation(s) During Past 5 Years	Number) of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Udo Frank** Four Embarcadero Center, 30th Floor, San Francisco, CA 94111 5/6/1959	Trustee	1/2006 to present	Chief Executive Officer, RCM and Executive Committee Member, Allianz Global Investors. Board Member of Allianz Global Investors U.S. Retail LLC. Formerly, Chief Executive Officer of Equities (2001-2002).	36	Member of the Management Board of Allianz Global Investors Fund Management LLC

John C. Maney*** 8/3/1959	Trustee	12/2006 to present	Management Board of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and also Chief Operating Officer of Allianz Global Investors of America L.P. since November 2006; Formerly,	69	Management Board of Allianz Global Investors Fund Management LLC, Nicholas-Applegate Holdings LLC, and OpCap Advisors LLC; Member, Board of Directors and Managing Director of Allianz Global Investors Advertising Agency Inc.; Management Board and Managing Director of Allianz

Executive Vice President and Chief Financial Officer of Apria Healthcare Group, Inc. (1998-2001).	Global Investors of America LLC, Allianz Global Investors U.S. Equities LLC, Allianz-PacLife Partners LLC, Allianz Global Investors U.S. Holding LLC, Allianz Global Investors of America L.P.; Board of Directors of NFJ Management Inc., PIMCO Global Advisors (Resources) Limited and Oppenheimer Group, Inc. and also Chief Operating Officer of Allianz Global Investors of America L.P. since November 2006.

*	The term “Fund Complex” as used herein includes each Fund of the Trust and the following registered investment companies: each series of Allianz Funds Multi-Strategy Trust, each series of PIMCO Funds, PIMCO Global Advisors (Ireland) Limited, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Municipal Advantage Fund Inc., PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, PIMCO High Income Fund, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest and Premium Strategy Fund, Nicholas-Applegate International and Premium Strategy Fund, PIMCO Global StocksPLUS & Income Fund, Nicholas-Applegate Equity & Convertible Income Fund, Nicholas-Applegate Global Equity & Convertible Income Fund, PCM Fund Inc., each series of Premier VIT, PIMCO Strategic Global Government Fund, Inc., each series of PIMCO Funds: Global Investors Series plc, each series of PIMCO Private Account Portfolio Series, each series of Fixed Income SHares, each series of OCC Cash Reserves, Inc., each series of OCC Accumulation Trust, each series of USAllianz Variable Insurance Products Trust and registered investment companies advised by RCM Capital Management LLC and Nicholas-Applegate Capital Management LLC.

**	Mr. Frank is an “interested person” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) as a result of his positions set forth in the table above.

***

Mr. Maney is an “interested person” of the Fund due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors of America L.P., Allianz Global Investors of America LLC and Allianz-Pac Life Partners LLC; Member - Board of Directors and Chief Operating Officer of

Allianz Global Investors of America Holdings Inc. and Oppenheimer Group, Inc.; Managing Director and Chief Operating Officer of Allianz Global Investors NY Holdings LLC; Sole Member – Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors U.S. Equities LLC; Management Board and Managing Director of Allianz Global Investors U.S. Holding LLC; Managing Director and Chief Financial Officer of Allianz Hedge Fund Partners Holding L.P.; Managing Director of Allianz Global Investors U.S. Retail LLC; Member – Board of Directors and Managing Director of Allianz Global Investors Advertising Agency Inc.; Compensation Committee of NFJ Investment Group L.P.; Management Board of Allianz Global Investors Fund Management LLC, Nicholas-Applegate Holdings LLC and OpCap Advisors LLC; Member – Board of Directors of NFJ Management Inc. and PIMCO Global Advisors (Resources) Limited; and Executive Vice President of PIMCO Japan Ltd.

****	Each Trustee shall serve during the continued lifetime of the Trust until he or she dies, resigns or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor.

Independent Trustees

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Gary A. Childress** 2/28/1934	Trustee (Vice Chairman)	1/1997 to present	Formerly, Chairman and Director, Bellefonte Lime Company, Inc. (a calcitic lime producer) and partner in GenLime, L.P. (dolomitic lime producer).	36	None
Theodore J. Coburn* 7/8/1953	Trustee	6/2002 to present	Executive Vice President, Nations Academy; President, Coburn Capital Group; formerly Member of Triton Realty Partners, Executive Vice President of the Edison Schools, Inc., Senior Vice President, NASDAQ Stock Market and Partner, Brown, Coburn & Co.	37*	Member of Board of Directors, Ramtron International Corporation and Trustee, Nicholas-Applegate Fund, Inc.
F. Ford Drummond 10/22/1962	Trustee	1/2006 to present	Owner/Operator, Drummond Ranch; General Counsel, BMI-HealthPlans.	36	Member of Board of Directors of The Cleveland Bank, Cleveland, Ohio
James S. MacLeod 11/21/1947	Trustee	1/2006 to present	Director and Managing Director, CoastalStates Bank. Formerly, Executive Vice President, Mortgage Guaranty Insurance Corp.	36	Director of Sykes Enterprises, Inc. and CoastalSouth Bankshares, Inc.; Trustee of University of Tampa and Hilton Head Prep

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office*** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Davey S. Scoon 12/14/1946	Trustee (Chairman)	1/2006 to present	Non-Executive Chairman, Tufts Health Plan. Formerly, Chief Administrative and Financial Officer, Tom’s of Maine, Inc. (personal care); Chief Administrative and Financial Officer of Sun Life Financial – US.	36	Member of Board of Directors and Chair of Audit Committee of Nitromed, Inc. and Advanced Magnetics, Inc.

Edward E. Sheridan 9/19/1954	Trustee	1/2006 to present	Formerly, Managing Director, Head of Global Institutional Sales, Merrill Lynch.	36	None

W. Bryant Stooks** 9/10/1940	Trustee	1/1997 to present	President, Bryant Investments, Ltd.; formerly President, Ocotillo at Price LLC (real estate investments), President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc. (international construction firm); Partner Arthur Andersen & Co.	36	Member of the Board of Trustees of the Steele Foundation

Gerald M. Thorne** 5/12/1938	Trustee	1/1997 to present	Partner, Mount Calvary Associates (low income housing); Partner, Evergreen Partners (resort real estate). Formerly, Director, Kaytee, Inc. (a bird seed company); President and Director, Firstar National Bank of Milwaukee and Firstar National Bank of Sheboygan; Director, Bando-McGlocklin (a small business investment company); Director, VPI Inc. (plastics company); and Director, American Orthodontics Corp. (an orthodontics manufacturer)	36	Director and Founder, Landmark Bank of Savannah, Georgia

James W. Zug 7/22/1940	Trustee	1/2006 to present	Formerly, Partner with PricewaterhouseCoopers LLP.	36	Member of Board of Directors of Brandywine Funds, Amkor Technology, Inc., and Teleflex Incorporated.

*	Mr. Coburn is also a Trustee of the Nicholas-Applegate Fund, Inc., which currently includes one portfolio.

**	Prior to their election as Trustees of the Trust, Messrs Childress, Stooks and Thorne served as Trustees of PIMCO Advisors Funds (“PAF”). As discussed above, on January 17, 1997, the Trust and PAF were involved in a transaction in which certain series of PAF were reorganized into series of the Trust.

***	Each Trustee shall serve during the continued lifetime of the Trust until he or she dies, resigns or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor.

Executive Officers

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

E. Blake Moore, Jr. 5/8/1958	President and Chief Executive Officer	12/2004 to present	Managing Director and Chief Executive Officer, Allianz Global Investors Distributors LLC, Allianz Global Investors Managed Accounts LLC and Allianz Global Investors U.S. Retail LLC (since August 2004). Formerly, Managing Director and Member of Executive Committee, Nicholas-Applegate Capital Management LLC.

Thomas J. Fuccillo 1345 Avenue of the Americas, 50th Floor New York, NY 10105 3/22/1968	Vice President, Chief Legal Officer and Secretary	12/2006 to present	Senior Vice President, Senior Counsel, Allianz Global Investors of America L.P., Vice President, Secretary and Chief Legal Officer of 75 funds in the Fund Complex; Secretary and Chief Legal Officer, The Korea Fund, Inc. Formerly, Vice President and Associate General Counsel, Neuberger Berman, LLC.

Andrew J. Meyers 1/25/1961	Vice President	12/2004 to present	Managing Director and Chief Operating Officer, Allianz Global Investors Distributors LLC, Allianz Global Investors Fund Management LLC, Allianz Global Investors Managed Accounts LLC, Allianz Global Investors U.S. Retail LLC. Formerly, Managing Director, Executive VP and Director of Marketing, Allianz Global Investors Distributors LLC.

Brian S. Shlissel 11/14/1964	Treasurer and Principal Financial and Accounting Officer	6/2005 to present	Executive Vice President, Allianz Global Investors Fund Management LLC; Director of 6 funds in the Fund Complex; President and Chief Executive Officer of 37 funds in the Fund Complex; Treasurer, Principal Financial and Accounting Officer of 38 funds in the Fund Complex and The Korea Fund, Inc.

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Richard H. Kirk 4/6/1961	Assistant Secretary	12/2004 to present	Senior Vice President, Allianz Global Investors of America L.P. (since 2004). Senior Vice President, Associate General Counsel, Allianz Global Investors Distributors LLC. Assistant Secretary of 75 funds in the Fund Complex; formerly, Vice President, Counsel, The Prudential Insurance Company of America/American Skandia (2002-2004).

Kathleen A. Chapman 11/11/1964	Assistant Secretary	12/2006 to present	Senior Paralegal, Allianz Global Investors of America, L.P. (since March 2005); Assistant Secretary of 75 funds in the Fund Complex. Formerly, Manager – Individual Investor Group Advisory Law, Morgan Stanley (2004-2005); Paralegal and Assistant Corporate Secretary, Prudential Financial, Inc. (formerly American Skandia, Inc.) (1996-2004).

William V. Healey 1345 Avenue of the Americas, 50th Floor New York, NY 10105 7/28/1953	Assistant Secretary	12/2006 to present	Executive Vice President, Chief Legal Officer-U.S. Retail, Allianz Global Investors of America L.P.; Executive Vice President, Chief Legal Officer and Secretary, Allianz Global Investors Advertising Agency Inc., Allianz Global Investors Fund Management LLC, Allianz Global Investors Managed Accounts LLC and Allianz Global Investors Distributors LLC; Assistant Secretary of 75 funds in the Fund Complex. Formerly, Vice President and Associate General Counsel, Prudential Insurance Company of America; Executive Vice President and Chief Legal Officer, The Prudential Investments (1998-2005).

Lagan Srivastava 1345 Avenue of the Americas, 50th Floor New York, NY 10105 9/20/1977	Assistant Secretary	12/2006 to present	Assistant Secretary of 75 funds in the Fund Complex and of The Korea Fund, Inc.; formerly, Research Assistant, Dechert LLP (2004-2005); Research Assistant, Swidler Berlin Shereff Friedman LLP (2002-2004).

Lawrence G. Altadonna 3/10/1966	Assistant Treasurer	6/2005 to present	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 37 funds in the Fund Complex; Assistant Treasurer of 38 funds in the Fund Complex and The Korea Fund, Inc.

Scott Whisten 3/13/1971	Assistant Treasurer	3/2007 to present	Vice President, Manager, Allianz Global Investors Fund Management, LLC; Assistant Treasurer of 75 funds in the Fund Complex. Formerly, Accounting Manager, Prudential Investments (2000-2005).

Youse Guia 9/3/1972	Chief Compliance Officer	9/2004 to present	Senior Vice President, Chief Compliance Officer and Group Compliance Manager, Allianz Global Investors of America L.P. (since 2004). Chief Compliance Officer of 74 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Vice President, Group Compliance Manager (2002-2004).

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Richard J. Cochran 01/23/1961	Assistant Treasurer	5/2008 to present	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 75 funds in the Fund Complex; formerly, Tax manager, Teachers Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).

Each of the Trust’s executive officers is an “interested person” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) as a result of his or her position(s) set forth in the table above.

Committees of the Board of Trustees

The Trust’s Audit Oversight and Compliance Committee is currently composed of Messrs. Drummond, MacLeod, Stooks and Zug (Chairman). All of the members of the Audit Oversight and Compliance Committee are Independent Trustees. The principal functions of the Audit Oversight and Compliance Committee are (i) to provide assistance to the Trustees in fulfilling their responsibility to shareholders relating to fund accounting, reporting practices of the Trust and the quality and integrity of the financial reports of the Trust, and (ii) oversight of the compliance programs of the Trust and its service providers as well as oversight of the Trust’s Chief Compliance Officer. The Audit Oversight and Compliance Committee was constituted on January 1, 2006, and prior to that date its responsibilities were carried out by separate committees - the Trust’s Audit Oversight Committee and the Trust’s Compliance Committee. The Trust’s Audit Oversight and Compliance Committee convened five times during the fiscal year ended June 30, 2007.

The Trust’s Valuation Committee is currently composed of Messrs. Coburn, Frank, Maney and Thorne (Chairman). The Valuation Committee has been delegated responsibility by the Trust’s Board of Trustees for overseeing determinations of the fair value of the Funds’ portfolio securities on behalf of the Board in accordance with the Funds’ valuation procedures. The Valuation Committee met or otherwise took action nine times during the fiscal year ended June 30, 2007.

The Trust’s Board Governance and Nominating Committee is currently composed of Messrs. Childress, Coburn, MacLeod and Thorne (Chairman). All of the members of the Board Governance and Nominating Committee are Independent Trustees. The Board Governance and Nominating Committee’s responsibilities include the oversight of matters relating to the functions and duties of the Board of Trustees and the screening and nomination of candidates for election to the Board of Trustees as independent trustees of the Trust. It is the policy of the Board Governance and Nominating Committee to consider trustee nominees recommended by shareholders. The procedures by which shareholders can submit nominee recommendations to the Board Governance and Nominating Committee are set forth as Appendix D to this Statement of Additional Information. The Board Governance and Nominating Committee was called the Nominating Committee prior to January 1, 2006 and convened six times during the fiscal year ended June 30, 2007.

The Trust’s Contracts Committee is currently composed of Messrs. Drummond, Stooks (Chairman), Sheridan and Zug. The Contracts Committee’s responsibilities include reviewing and considering the periodic renewal of the Funds’ investment advisory and administration and distribution agreements and plans. The Contracts Committee convened more than seven times during the fiscal year ended June 30, 2007.

The Trust’s Performance Committee is currently composed of Messrs. Childress (Chairman), Coburn, Sheridan, Thorne and Frank. The Performance Committee’s responsibilities include reviewing the performance of the Funds and any changes in investment philosophy, approach and personnel of the Funds’ Sub-Advisers. The Performance Committee convened six times during the fiscal year ended June 30, 2007.

Securities Ownership

For each Trustee, the following tables disclose the dollar range of equity securities beneficially owned by the Trustee in the Trust, and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Trust’s family of investment companies. The first table discloses such Trustee holdings information as of December 31, 2007. The dollar ranges used in the tables are (i) None; (ii) $1-$10,000; (iii) $10,001-$50,000; (iv) $50,001-$100,000; and (v) Over $100,000. The following tables include securities in which the Trustees hold an economic interest through their deferred compensation plan. See “Trustees Compensation” below.

Securities Ownership as of 12/31/07

Name of Trustee	Dollar Range of Equity Securities in Each Fund or Series Overseen by the Trustee (as of 12/31/07)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies* (as of 12/31/07)
Gary A. Childress		Over $100,000
OCC Target	Over $100,000
OCC Renaissance	Over $100,000
OCC Value	Over $100,000
OCC Opportunity	Over $100,000
OCC Growth	$10,001-$50,000
RCM Technology	$1-$10,000
OCC Equity Premium Strategy	Over $100,000
NFJ Large-Cap Value	Over $100,000
NFJ Small-Cap Value	Over $100,000
RCM International Growth Equity	Over $100,000
Theodore J. Coburn		Over $100,000
AGI Multi-Style	$10,001-$50,000
CCM Focused Growth	$10,001-$50,000
NACM Global	$10,001-$50,000
NACM Growth	$10,001-$50,000
NACM Pacific Rim	$10,001-$50,000
NFJ Dividend Value	$10,001-$50,000
RCM Global Small-Cap	$10,001-$50,000
RCM International Growth Equity	$10,001-$50,000
F. Ford Drummond		Over $100,000
CCM Capital Appreciation	$10,001-$50,000
NACM International	$10,001-$50,000
NFJ Dividend Value	$10,001-$50,000
NFJ International Value	$10,001-$50,000
NFJ Large-Cap Value	$10,001-$50,000
NFJ Small-Cap Value	$10,001-$50,000
OCC Opportunity	$10,001-$50,000
NACM Pac Rim	$10,001-$50,000
RCM Global Small-Cap	$10,001-$50,000
Udo Frank		Over $100,000
RCM Large-Cap Growth	$50,001-$100,000
RCM Global Small-Cap	Over $100,000
James S. MacLeod		Over $100,000
NFJ Dividend Value	Over $100,000
NFJ Large-Cap Value	Over $100,000
John C. Maney		Over $100,000

Name of Trustee	Dollar Range of Equity Securities in Each Fund or Series Overseen by the Trustee (as of 12/31/07)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies* (as of 12/31/07)
NACM International	$50,001-$100,000
NFJ Dividend Value	Over $100,000
NFJ International Value	Over $100,000
Davey S. Scoon		Over $100,000
NACM Pacific Rim	$10,001-$50,000
NFJ Large-Cap Value	$50,001-$100,000
NFJ Small-Cap Value	$50,001-$100,000
Edward E. Sheridan		Over $100,000
NFJ Small-Cap Value	Over $100,000
W. Bryant Stooks		Over $100,000
OCC Target	$1-$10,000
OCC Renaissance	$10,001-$50,000
OCC Opportunity	$10,001-$50,000
NFJ Dividend Value	Over $100,000
RCM Technology	Over $100,000
NFJ International Value	Over $100,000
Gerald M. Thorne		Over $100,000
OCC Target	Over $100,000
OCC Growth	Over $100,000
RCM Technology	Over $100,000
James W. Zug		$10,001-$50,000
OCC Opportunity	$1-$10,000
NACM International	$1-$10,000
NFJ International Value	$1-$10,000

*	The term “Family of Investment Companies” as used herein includes each Fund of the Trust and the following registered investment companies: each series of Allianz Funds Multi-Strategy Trust, each series of PIMCO Funds, PIMCO Global Advisors (Ireland) Limited, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Municipal Advantage Fund Inc., PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, PIMCO High Income Fund, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest and Premium Strategy Fund, Nicholas-Applegate International and Premium Strategy Fund, PIMCO Global StocksPLUS & Income Fund, Nicholas-Applegate Equity & Convertible Income Fund, Nicholas-Applegate Global Equity & Convertible Income Fund, PCM Fund Inc., each series of Premier VIT, PIMCO Strategic Global Government Fund, Inc., each series of PIMCO Funds: Global Investors Series plc, each series of PIMCO Private Account Portfolio Series, each series of Fixed Income SHares, each series of OCC Cash Reserves, Inc., each series of OCC Accumulation Trust, each series of USAllianz Variable Insurance Products Trust and registered investment companies advised by RCM Capital Management LLC and Nicholas-Applegate Capital Management LLC.

To the Trust’s knowledge, the Independent Trustees and their immediate family members do not beneficially own any securities in an investment adviser or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust, as of December 31, 2007.

Trustees’ Compensation

Trustees, other than those affiliated with Allianz, Allianz Global Investors of America L.P. (“Allianz”), a Sub-Adviser, or Pacific Investment Management LLC (“Pacific Investment Management Company”), currently receive an annual retainer of $80,000 ($140,000 for the Chairman), plus $6,000 ($10,000 for the Chairman) for each Board of Trustees meeting attended in person and $2,000 for each meeting attended telephonically. Each member of a Committee (other than the Valuation Committee) currently receives a $10,000 annual retainer per Committee. The Committee Chair Fees are $5,000 for each of the Performance and Governance Committees, and $10,000 for each of the Audit and Contracts Committees. The Chairman of the Trustees currently receives a $40,000 annual retainer for his service as an ex officio member of each Committee of the Board of Trustees. The Vice Chairman receives a $2,500 annual fee for his service. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with (i) extraordinary Fund activities or circumstances or actual or threatened litigation or (ii) an investigation of a regulatory or investment matter, the Trustee is compensated for such services at the rate of $2,500 per day plus reimbursement of reasonable expenses.

Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex (see below), although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1996, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. Under the plan, each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value of such fees if they had been invested in a Fund or Funds selected by the Trustees on the normal payment dates for such fees. As a result of this arrangement, the Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

The following table sets forth information regarding compensation received by those Trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of the Trust for the fiscal year ended June 30, 2007. (Trustees who are interested persons of the Trust and Officers of the Trust receive no compensation from the Trust.)

Name of Person	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees
Gary A. Childress	$135,000	$0	$0	$135,000
Theodore J. Coburn[1]	$202,833	$0	$0	$202,833
F. Ford Drummond	$122,000	$0	$0	$122,000
James S. MacLeod	$133,000	$0	$0	$133,000
Davey S. Scoon	$189,833	$0	$0	$189,833
Edward E. Sheridan	$121,000	$0	$0	$121,000
W. Bryant Stooks	$125,000	$0	$0	$125,000
Gerald M. Thorne	$140,000	$0	$0	$140,000
James W. Zug	$122,000	$0	$0	$122,000

As disclosed in more detail in the Shareholders’ Guide, each Fund may sell its Class A shares at net asset value without a sales charge to certain categories of investors, including current or retired officers, trustees, directors or employees of either the Trust, Allianz Global Fund Management, Pacific Investment Management Company or the Distributor, and certain other affiliates of Allianz Global Fund Management, Pacific Investment Management Company or the Distributor, a parent, brother or sister of any

[1]

“Total Compensation from Trust and Fund Complex Paid to Trustees” includes $18,333 in compensation paid to Mr. Coburn for his services as a Director of the Nicholas-Applegate Fund, Inc. for the calendar year ended December 31, 2006.

such officer, trustee, director or employee or a spouse or child of any of the foregoing persons. The Trust believes that this arrangement encourages affiliated persons of the Funds to invest in the Funds, which further aligns the interests of the Funds and those persons affiliated with them.

Codes of Ethics

The Trust, Allianz Global Fund Management, Cadence, NFJ, RCM, Nicholas-Applegate, Oppenheimer Capital, Pacific Investment Management and the Distributor have adopted Codes of Ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds.

Proxy Voting Policies

The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities have been included as Appendix C. Summary descriptions of the proxy voting policies and procedures of Allianz Global Fund Management and the Sub-Advisers are also included in Appendix C. Information regarding how the Trust voted proxies relating to securities held by the Funds during the most recent 12-month period ended June 30, 2007 is available, without charge, upon request by calling 1-800-426-0107 (retail classes) or 1-800-498-5413 (institutional and administrative classes) and on the Securities and Exchange Commission’s website, www.sec.gov.

Investment Adviser

Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Adviser”) serves as investment adviser to each of the Funds pursuant to an investment advisory agreement (“Advisory Agreement”) between Allianz Global Fund Management and the Trust. The Adviser is a wholly-owned indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz”). Allianz, acting through an investment management division, was the former investment adviser to the Trust. Allianz was organized as a limited partnership under Delaware law in 1987. Allianz’s sole general partner is Allianz-Paclife Partners LLC. Allianz-Paclife Partners LLC is a Delaware limited liability company whose sole member is Allianz Global Investors U.S. Holding LLC, a Delaware limited liability company. The sole member of Allianz Global Investors U.S. Holding LLC is Allianz Global Investors of America LLC. Allianz Global Investors of America LLC has two members, Allianz of America, Inc. (“Allianz of America”), a Delaware corporation which owns a 99.9% non-managing interest, and Allianz Global Investors of America Holdings Inc., a Delaware corporation which owns a 0.01% managing interest. Allianz of America is a wholly-owned subsidiary of Allianz SE. Allianz Global Investors of America Holdings Inc. is a wholly-owned subsidiary of Allianz Global Investors Aktiengesellschaft, which is an indirect subsidiary of Allianz SE. Allianz SE indirectly holds a controlling interest in Allianz. Allianz SE is a European-based, multinational insurance and financial services holding company. The address for Allianz-Paclife Partners LLC, Allianz Global Investors U.S. Holding LLC, Allianz Global Investors of America LLC and Allianz Global Investors of America Holding Inc. is 680 Newport Center Drive, Suite 250, Newport Beach, California 92660. The address for Allianz Global Investors Aktiengesellschaft is Nymphenburger Strasse 112-116, 80636 Munich, Germany. Allianz SE’s address is Koeniginstrasse 28, D-80802, Munich, Germany. Allianz’s address is 680 Newport Center Drive, Suite 250, Newport Beach, California 92660.

The general partner of Allianz has substantially delegated its management and control of Allianz to an Executive Committee.

The Adviser is located at 1345 Avenue of the Americas, New York, NY 10105. The Adviser and its investment management affiliates had approximately $854.8 billion of assets under management as of March 31, 2008.

As of the date of this Statement of Additional Information, there are currently no significant institutional shareholders of Allianz SE. Allianz SE owns 100% of Dresdner Bank AG. Credit Lyonnais, as well as certain broker-dealers that might be controlled by or affiliated with this entity or Dresdner Bank AG, such as Dresdner Kleinwort Securities LLC, may be considered to be affiliated persons of the Adviser and its affiliates. (Broker-dealer affiliates of such significant institutional shareholders are sometimes referred to herein as “Affiliated Brokers.”) Absent an SEC exemption or other regulatory relief, the Funds are generally precluded from effecting principal transactions with the Affiliated Brokers, and their ability to purchase securities being underwritten by an Affiliated Broker or a syndicate including an Affiliated Broker is subject to restrictions. Similarly, a Fund’s ability to utilize the Affiliated Brokers for agency transactions is subject to the restrictions of Rule 17e-1 under the 1940 Act.

Advisory Agreement

The Adviser, subject to the supervision of the Board of Trustees, is responsible for providing advice and guidance with respect to the Funds and for managing, either directly or through others selected by the Adviser, the investments of the Funds. The Adviser also furnishes to the Board of Trustees periodic reports on the investment performance of each Fund. As more fully discussed below, the Adviser has engaged various affiliates and one non-affiliate to serve as Sub-Advisers. If a Sub-Adviser ceases to manage the portfolio of a Fund, the Adviser will either assume full responsibility for the management of that Fund, or retain a new Sub-Adviser subject to the approval of the Trustees and, if required, the Fund’s shareholders.

The AGI Multi-Style Fund does not pay any fees to the Adviser in return for these services under the Advisory Agreement. The AGI Multi-Style Fund does, however, indirectly pay a proportionate share of the advisory fees paid to the Adviser and Pacific Investment Management by the Underlying Funds in which the AGI Multi-Style Fund invests.

Under the terms of the Advisory Agreement, the Adviser is obligated to manage the Funds in accordance with applicable laws and regulations. The investment advisory services of the Adviser to the Trust are not exclusive under the terms of the Advisory Agreement. The Adviser is free to, and does, render investment advisory services to others.

The Advisory Agreement will continue in effect with respect to a Fund for two years from its effective date, and thereafter on a yearly basis, provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Fund, or by the Board of Trustees, and (ii) by a majority of the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Advisory Agreement. The Advisory Agreement may be terminated without penalty by vote of the Trustees or the vote of a majority of the outstanding voting shares of the Trust (or with respect to a particular Fund, by the vote of a majority of the outstanding voting shares of such Fund), or by the Adviser, on 60 days’ written notice to the other party, and will terminate automatically in the event of its assignment. In addition, the Advisory Agreement may be terminated with regard to the OCC Renaissance, OCC Growth, OCC Target and OCC Opportunity Funds by vote of a majority of the Trustees who are not interested persons of the Trust, on 60 days’ written notice to the Adviser.

The Advisory Agreement provides that the Adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The Adviser currently receives a monthly investment advisory fee from each Fund (except for the AGI Multi-Style Fund) at the following annual rates (based on the average daily net assets of the particular Funds):

Fund	Advisory Fee Rate
CCM Capital Appreciation, CCM Focused Growth, CCM Mid-Cap, NFJ Dividend Value(2),
NFJ Large-Cap Value, OCC Value and RCM Large-Cap Growth	0.45%
RCM Mid-Cap	0.47%
NACM Growth, OCC Growth and RCM International Growth Equity	0.50%
OCC Target	0.55%
OCC Renaissance(6)	0.58%
NACM International, NFJ International Value, NFJ Mid-Cap Value(3), NFJ Small-Cap Value(1),
OCC Equity Premium Strategy and OCC International Equity(3)	0.60%
NACM Income & Growth(3), NACM Mid-Cap Growth(3), NFJ All-Cap Value,
OCC Opportunity and OCC Small-Cap Value(3)	0.65%
NACM Global and RCM Global Resources	0.70%
RCM Healthcare(4)	0.78%
RCM Small-Cap Growth	0.85%
RCM Biotechnology(5)	0.88%
NACM Emerging Markets Opportunities, NACM Pacific Rim and RCM Technology	0.90%
RCM Global Small-Cap and RCM Strategic Growth	1.00%
CCM Emerging Companies(7)	1.25%

(1)	Effective January 1, 2007, the Fund’s advisory fee became subject to a reduction of 0.025% on assets in excess of $3 billion, and additional 0.025% on assets in excess of $4 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets.

(2)	Effective January 1, 2008, the Fund’s Advisory Fee became subject to a reduction of 0.025% on assets in excess of $7.5 billion and an additional 0.025% on assets in excess of $10 billion, each based on the Fund’s average daily net assets.

(3)	The Fund recently commenced investment operations and, as a result, did not pay advisory fees for a full fiscal year. The fee rate presented in this table reflects the advisory fee rate payable for the current fiscal year.

(4)	Effective January 1, 2007, the Fund’s 0.80% advisory fee was reduced by 0.05%, to 0.75%. The Fund’s advisory fee shown in this table represents a blend of these rates. This advisory fee reduction continued until December 31, 2007, and is no longer in effect.

(5)	Effective January 1, 2007, the Fund’s 0.90% advisory fee was reduced by 0.05% to 0.85%. The Fund’s advisory fee shown in this table represents a blend of these rates. In addition, effective October 1, 2007, the Fund’s advisory fee was further reduced by 0.05% to 0.80%. These advisory fee reductions will continue until at least December 31, 2008.

(6)	Effective January 1, 2007, the Fund’s 0.60% advisory fee was reduced by 0.05%, to 0.55%. The Fund’s advisory fee shown in this table represents a blend of these rates. In addition, effective October 1, 2007, the Fund’s advisory fee was further reduced by 0.05%, to 0.50%. These advisory fee reductions continued until December 31, 2007. The Fund’s 0.60% advisory fee is currently subject to a voluntary fee waiver of 0.05%. While the fee waiver is in effect, the actual advisory fee will be 0.55%.

(7)	Effective January 1, 2008, the Fund’s 1.25% advisory fee was reduced by 0.05% to 1.20%. In addition, effective July 1, 2008, the Fund’s advisory fee will be further reduced by 0.05% to 1.15%. These advisory fee reductions will continue until at least December 31, 2008.

For the fiscal years ended June 30, 2007, June 30, 2006 and June 30, 2005 the Funds paid the Adviser (or its predecessor) the following amounts under the Advisory Agreement (those Funds that had not yet commenced operations during the periods shown are not included) :

Fund	Year Ended 6/30/07	Year Ended 6/30/06	Year Ended 6/30/05
AGI Multi-Style Fund	$0	$0	$0
CCM Capital Appreciation Fund	6,974,483	5,723,686	4,032,713
CCM Emerging Companies Fund	7,073,061	8,573,478	7,750,059
CCM Focused Growth Fund	107,438	19,051	13,200
CCM Mid-Cap Fund(1)	5,921,454	5,811,327	3,493,006

Fund	Year Ended 6/30/07	Year Ended 6/30/06	Year Ended 6/30/05
NACM Emerging Markets Opportunities Fund(2)	403,098	110,645	0
NACM Global Fund	298,672	168,683	64,381
NACM Growth Fund	68,518	19,931	14,480
NACM Income & Growth Fund	45,281	N/A	N/A
NACM International Fund	3,368,769	1,135,812	180,755
NACM Mid-Cap Growth Fund	0	N/A	N/A
NACM Pacific Rim Fund	2,819,269	1,339,098	464,922
NACM Value Fund(1)	N/A	N/A	11,228
NFJ All-Cap Value Fund	366,609	290,401	69,118
NFJ Dividend Value Fund(1)	24,393,001	6,499,713	2,135,936
NFJ International Value Fund	1,361,386	246,444	2,644
NFJ Large-Cap Value Fund(1)	1,345,263	359,032	112,486
NFJ Mid-Cap Value Fund	39,197	N/A	N/A
NFJ Small-Cap Value Fund	25,781,954	23,252,939	17,694,926
OCC Core Equity Fund(1)	32,124	15,617	3,373
OCC Equity Premium Strategy Fund(1)	406,344	420,780	488,013
OCC Growth Fund	2,706,725	2,928,696	3,394,408
OCC International Equity Fund	25,133	N/A	N/A
OCC Opportunity Fund	1,636,712	1,694,131	1,767,191
OCC Renaissance Fund(1)	13,833,249	22,355,879	35,418,886
OCC Target Fund	3,558,024	4,231,054	4,818,120
OCC Value Fund(1)	8,613,579	10,160,557	14,027,001
RCM Biotechnology Fund	1,308,071	2,155,716	2,739,883
RCM Europe I(1)	N/A	N/A	19,645
RCM Financial Services Fund(1)	28,863	25,090	21,548
RCM Global Resources Fund	81,236	39,358	24,426
RCM Global Small-Cap Fund	2,397,919	1,514,990	688,666
RCM Healthcare Fund	791,681	1,148,785	1,436,741
RCM Innovation Fund(1)	0	0	4,494,238
RCM International Growth Equity Fund	420,829	342,339	391,585
RCM Large-Cap Growth Fund	2,453,764	2,489,981	2,345,600
RCM Mid-Cap Fund	421,707	615,899	750,285
RCM Small-Cap Growth Fund	51,194	13,695	N/A
RCM Strategic Growth Fund	36,476	7,746	N/A
RCM Targeted Core Growth Fund(1)	0	160,306	212,055
RCM Technology Fund	10,810,840	11,844,017	5,598,327
TOTAL	$129,938,521	$115,604,235	$114,679,845

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

(2)	The Nicholas-Applegate Emerging Markets Opportunities Fund, the NACM Emerging Markets Opportunities Fund’s predecessor, paid the Fund’s investment adviser (Nicholas-Applegate Capital Management LLC): (a) $73,646 in advisory fees for the Fund’s fiscal year ended March 31, 2005, all of which were reimbursed to the Fund as a result of expense limitation and fee waiver arrangements between the Fund and its investment adviser; and (b) $247,884 in advisory fees for the Fund’s fiscal year ended March 31, 2006, of which $137,239 were reimbursed to the Fund as a result of expense limitation and fee waiver arrangements between the Fund and its investment adviser.

Additional Information about Services Provided by Allianz Global Fund Management

As noted above, Allianz Global Fund Management serves as investment adviser to the Trust pursuant to the Amended and Restated Investment Advisory Agreement (the “Advisory Agreement”) between Allianz Global Fund Management and the Trust. Allianz Fund Management, subject to the supervision of the Board of Trustees, is responsible for managing the investments of the Funds either directly or through others selected by the Adviser.

In addition, Allianz Global Fund Management: (a) recommends and, subject to the approval of the Board of Trustees, approves the funds to be offered by the Trust; (b) subject to the approval of the Board of Trustees and, as applicable, Fund shareholders, selects Sub-Advisers to manage the management of the Funds’ portfolios; (c) monitors, directly, and with the assistance of third parties, the activities of such Sub-Advisers and evaluates the Sub-Advisers’ performance; and (d) supervises Fund compliance, as discussed more fully below. Allianz Fund Management also furnishes to the Board of Trustees periodic reports on the investment performance of each Fund and such other matters as the Trustees may request.

Some of the objectives of Allianz Global Fund Management’s compliance program are to:

•	Continually work to enhance the compliance programs of all Allianz Global Investors of America L.P. subsidiaries;

•	Assess the existing local compliance plans in relation to current business practices from a risk-based perspective and work with local compliance to resolve major issues or gaps; and

•	Provide for the documentation of policies and procedures, with emphasis on incorporating industry best practices.

In addition to its services as Adviser, Allianz Global Fund Management serves as Administrator to the Funds pursuant to an Amended and Restated Administration Agreement with the Trust (and in this capacity is referred to herein as the “Administrator”). The Administrator provides or procures administrative services for the Funds, which include shareholder servicing, accounting, bookkeeping, internal audit services and certain other services required by the Funds, and preparation of reports to the Funds’ shareholders and regulatory filings. Relatedly, as discussed above, the Administrator (in some cases, together with its affiliates or third parties) provides certain other services, including compliance related services such as market timing monitoring and review of regulatory filings, management and coordination of activities of third-party service providers to the Funds such as transfer agency and custodian, maintenance and support services to intermediaries such as broker-dealers and retirement plan administrators, and researching and responding to customer complaints and inquiries and regulatory inquiries.

In return for an administrative fee, the Administrator also arranges, at its own expense, for the provision of legal, audit, custody, transfer agency and other services necessary for the ordinary operation of the Funds. The Administrator is also responsible for the preparation of prospectuses and shareholder reports for current shareholders and bears the costs of preparing, printing and mailing such reports.

The table below contains the business histories of the members of the Management Board of Allianz Global Fund Management. In addition to the individuals contained in the chart below, E. Blake Moore, Jr., Udo Frank and John C. Maney are also members of the Management Board. Information relating to Messrs. Moore, Frank and Maney is contained above in “Management of the Trust—Trustees and Officers.”

Name	Position with Allianz Global Fund Management	Recent Professional Experience
Bruce Koepfgen	Management Board	Mr. Koepfgen is a Managing Director and Chief Executive Officer of Oppenheimer Capital LLC. Mr. Koepfgen has more than 27 years of business-management and financial-market experience. He spent 23 years at Salomon Brothers, including 15 years as a managing director. From 1999 to 2003, Mr. Koepfgen was a private investor, consultant and CEO to venture-backed start-up companies.

Name	Position with Allianz Global Fund Management	Recent Professional Experience
Marna C. Whittington	Management Board	Ms. Whittington is the Managing Director, Chief Executive Officer and member of the Executive Committee of Nicholas-Applegate Capital Management LLC. Ms. Whittington joined Nicholas-Applegate Capital Management in 2001. Ms. Whittington has over 20 years prior management experience, previously with Morgan Stanley Asset Management, as a Managing Director and Chief Operating Officer (from 1995 to 2001) and Miller, Anderson & Sherrerd, as a Managing Partner (from 1984 to 1992).

Barbara R. Claussen	Management Board	Ms. Claussen joined NFJ in 1989 and served as its head equity trader for approximately 17 years. In 2003, her role expanded to include supervision of all administrative, compliance and operational aspects of the firm and in 2005 she was promoted to Chief Operating Officer. Prior to joining NFJ in 1989, she worked for NationsBank where she spent 9 years in trading, including coordinating all trading for more than 15 affiliate banks. She has over 25 years of experience in the investment business.

Portfolio Management Agreements

The Adviser employs Sub-Advisers to provide investment advisory services to each Fund pursuant to portfolio management agreements (each a “Portfolio Management Agreement”) between the Adviser and the particular Sub-Adviser. The Adviser currently has nine investment management affiliates which are also indirect subsidiaries of Allianz, the following three of which manage one or more of the Funds: NFJ Investment Group L.P. (“NFJ”), Nicholas-Applegate Capital Management LLC (“Nicholas-Applegate”) and Oppenheimer Capital LLC (“Oppenheimer Capital”). RCM Capital Management LLC (“RCM”), a subsidiary of Allianz SE and an affiliate of the Adviser, is the Sub-Adviser for the Allianz RCM Funds and the AGI Multi-Style Fund. Cadence Capital Management LLC (“Cadence”), which was previously (but is no longer) affiliated with Allianz, is the Sub-Adviser of the Allianz CCM Funds. For services provided to the Funds, the Adviser (and not the Funds) pays the Sub-Advisers fees at the rates set forth in the Portfolio Management Agreements. Each Portfolio Management Agreement provides that neither the Adviser nor the relevant Sub-Adviser, as applicable, shall be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Shareholders of each Fund (except the CCM Mid-Cap, CCM Emerging Companies, NFJ Dividend Value and NFJ Large-Cap Value Funds) have approved a proposal permitting the Adviser to enter into new or amended sub-advisory agreements with one or more Sub-Advisers with respect to each Fund without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order that has been granted by the Securities and Exchange Commission (the “Exemptive Order”). One of the conditions of the Exemptive Order requires the Board of Trustees to approve any such agreement. In addition, the Exemptive Order currently prohibits the Adviser from entering into sub-advisory agreements with affiliates of the Adviser without shareholder approval, unless such affiliates are substantially wholly-owned by Allianz. Because RCM is not wholly-owned by Allianz, the Exemptive Order does not apply to the Funds sub-advised by RCM. Subject to the ultimate responsibility of the Board of Trustees, the Adviser has the ultimate responsibility to oversee the Sub-Advisers and to recommend their hiring, termination and replacement.

Cadence

Pursuant to a Portfolio Management Agreement between the Adviser and Cadence, Cadence provides investment advisory services to the CCM Focused Growth, CCM Capital Appreciation, CCM Mid-Cap and CCM Emerging Companies Funds. For the services provided, the Adviser (not the Trust) pays Cadence a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular Fund): 0.35% for the CCM Focused Growth Fund, 0.35% for the CCM Capital Appreciation Fund, 0.35% for the CCM Mid-Cap Fund, and 1.15% for the CCM Emerging Companies Fund With respect to the CCM Emerging Companies Fund, effective January 1, 2008, the fee payable to Cadence is reduced by 0.05% to 1.10%. In addition, effective July 1, 2008, the fee payable to Cadence is further reduced by 0.05% to 1.05%. These fee reductions will continue until at least December 31, 2008.

Cadence is an investment management firm organized as a Delaware limited liability company. Cadence is the successor investment adviser to Cadence Capital Management Corporation, which commenced operations in 1988. Cadence is majority owned by its employees, while a group of co-investors led by Rosemont Partners holds a minority interest. Prior to September 2005, Cadence was affiliated with the Adviser. Cadence is located at 265 Franklin Street, 11th Floor, Boston, Massachusetts 02110. Cadence provides investment management services to a number of institutional accounts, including employee benefit plans, college endowment funds and foundations. Accounts managed by Cadence had combined assets, as of March 31, 2008, of approximately $7.6 billion.

NFJ

Pursuant to a Portfolio Management Agreement between the Adviser and NFJ, NFJ provides investment advisory services to the NFJ All-Cap Value, NFJ Small-Cap Value, NFJ Large-Cap Value, NFJ Dividend Value, NFJ Mid-Cap Value and NFJ International Value Funds. For the services provided, the Adviser (not the Trust) pays NFJ a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular Fund): 0.55% for the NFJ All-Cap Value Fund, 0.50% for the NFJ Mid-Cap Value, NFJ International Value and NFJ Small-Cap Value Funds and 0.35% for the NFJ Dividend Value and NFJ Large-Cap Value Funds. With respect to the NFJ Small-Cap Value Fund, the fee payable to NFJ is subject to a reduction of 0.025% on assets in excess of $3 billion, an additional 0.025% on assets in excess of $4 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets. With respect to the NFJ Dividend Value Fund, effective January 1, 2008, the fee payable to NFJ is subject to a reduction of 0.025% on assets in excess of $7.5 billion and an additional 0.025% on assets in excess of $10 billion, each based on the Fund’s average daily net assets.

NFJ is an investment management firm organized as a Delaware limited partnership and is an indirect wholly-owned subsidiary of Allianz. NFJ is the successor investment adviser to NFJ Investment Group, Inc., which commenced operations in 1989. NFJ has two partners: Allianz Global Investors U.S. Equities LLC as the limited partner, and NFJ Management Inc. as the general partner. NFJ is located at 2100 Ross Avenue, Suite 700, Dallas, Texas 75201. NFJ provides investment management services to institutional accounts. Accounts managed and advised by NFJ (including both discretionary and non-discretionary accounts) had combined assets, as of March 31, 2008, of approximately $35.5 billion.

Nicholas-Applegate

Pursuant to a Portfolio Management Agreement between the Adviser and Nicholas-Applegate, Nicholas-Applegate is the Sub-Adviser and provides investment advisory services to the NACM Emerging Markets Opportunities, NACM Global, NACM Growth, NACM Income & Growth, NACM International, NACM Mid-Cap Growth and NACM Pacific Rim Funds. For the services provided, the Adviser (not the Trust) pays Nicholas-Applegate a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular Fund): 0.40% for the NACM Growth Fund, 0.50% for the NACM International Fund, 0.55% for the NACM Income & Growth and NACM Mid-Cap Growth Funds, 0.60% for the NACM Global Fund, and 0.80% for the NACM Emerging Markets Opportunities and NACM Pacific Rim Funds.

Nicholas-Applegate is an investment management firm organized as a Delaware limited liability company (formerly Nicholas-Applegate Capital Management, a California limited partnership) and is an indirect wholly-owned subsidiary of Allianz. Nicholas-Applegate is located at 600 West Broadway, San Diego, California 92101. Nicholas-Applegate was organized in 1984 to manage discretionary accounts investing primarily in publicly traded equity securities and securities convertible or exercisable for publicly traded equity securities, with the goal of capital appreciation. Accounts managed by Nicholas-Applegate had combined assets, as of March 31, 2008, of approximately $13.1 billion.

RCM

Pursuant to a Portfolio Management Agreement between the Adviser and RCM, RCM provides investment services to the AGI Multi-Style, RCM Global Resources, RCM Global Small-Cap, RCM Technology, RCM Healthcare, RCM Large-Cap Growth, RCM Mid-Cap, RCM Biotechnology, RCM International Growth Equity, RCM Small-Cap Growth and RCM Strategic Growth Funds. For the services provided, the Adviser (and not the Trust) pays RCM a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular Fund): 0.90% for the RCM Global Small-Cap and RCM Strategic Growth Funds, 0.80% for the RCM Technology Fund, 0.75% for the RCM Small-Cap Growth Fund, 0.70% for the RCM Healthcare and RCM Global Resources Funds, 0.35% for the RCM Large-Cap Growth Fund, 0.37% for the RCM Mid-Cap Fund, 0.80% for the RCM Biotechnology Fund and 0.40% for the RCM International Growth Equity Fund; with respect to the AGI Multi-Style Fund, the fee is calculated at the following annual rate (based on the average daily net assets of the Fund): 0.15% for the first $100 million, 0.10% for the next $150 million, 0.05% for the next $750 million, and 0.025% thereafter. With respect to the RCM Biotechnology Fund, the fee payable to RCM has been reduced by 0.10%, to 0.70%. This portfolio management fee reduction will continue until at least December 31, 2008. In addition, with respect to the RCM Healthcare Fund, the fee payable to RCM has been reduced by 0.05%, to 0.75%. This portfolio management fee reduction will continue until at least December 31, 2008.

RCM is an investment management firm organized as a Delaware limited liability company and is an indirect wholly-owned subsidiary of Allianz SE. Organized in 1998, it is the successor to the business of its holding company, RCM Global Investors US Holdings LLC. It was originally formed as Rosenberg Capital Management in 1970, and it and its successors have been consistently in business since then. As of March 31, 2008, RCM had approximately $18.4 billion in assets under management. RCM was formerly known as Dresdner RCM Global Investors LLC.

Oppenheimer Capital

Pursuant to a Portfolio Management Agreement between the Adviser and Oppenheimer Capital, Oppenheimer Capital provides investment services to the OCC Growth, OCC Equity Premium Strategy, OCC International Equity, OCC Opportunity, OCC Renaissance, OCC Small-Cap Value, OCC Target and OCC Value Funds. For the services provided, the Adviser (not the Trust) pays Oppenheimer Capital a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular Fund): OCC Value Fund, 0.40% for the OCC Growth Fund, 0.45% for the OCC Target and OCC Equity Premium Strategy Funds, 0.50% for the OCC International Equity and OCC Renaissance Funds, and 0.55% for the OCC Opportunity and OCC Small-Cap Value Fund. With respect to the OCC Renaissance Fund, the fee payable to Oppenheimer Capital has been reduced by 0.05% to 0.45% on a voluntary basis with no set expiration date for the reduction.

Oppenheimer Capital is located at 1345 Avenue of the Americas, 49th Floor, New York, NY 10105-4800. Oppenheimer Capital is a Delaware limited liability company and is an indirect wholly-owned subsidiary of Allianz. The Sub-Adviser has operated as an investment adviser to investment companies and other investors since its organization in 1980. PEA Capital LLC (“PEA”) managed the portfolios of: (i) the OCC Growth, OCC Target, OCC Opportunity and OCC Equity Premium Strategy Funds prior to November 1, 2006; and (ii) the OCC Value and OCC Renaissance Funds prior to February 15, 2005. Columbus Circle Investors (“Columbus Circle”), a former subsidiary partnership of the Adviser, served as the Sub-Adviser of: (i) the OCC Growth, OCC Target and OCC Opportunity Funds prior to March 6, 1999, (ii) the OCC Renaissance Fund until May 7, 1999, and (iii) the OCC Equity Premium Strategy Fund until July 1, 1999. On July 1, 1999, the Adviser sold all of its ownership interest in Columbus Circle to certain of Columbus Circle’s employees. NFJ served as Sub-Adviser of the OCC Value Fund until May 8, 2000. As of March 31, 2008, Oppenheimer Capital had approximately $19.5 billion in assets under management.

For the fiscal years ended June 30, 2007, June 30, 2006 and June 30, 2005, the amount of portfolio management fees paid by the Adviser (or its predecessor) to the applicable Sub-Adviser (or its predecessor) for each of the Funds was as follows (those Funds that had not yet commenced operations during the periods shown are not included):

Fund	Year Ended 6/30/07	Year Ended 6/30/06	Year Ended 6/30/05
AGI Multi-Style Fund(1)	$0	N/A	N/A
CCM Capital Appreciation Fund	5,424,598	$4,451,756	$3,136,554
CCM Emerging Companies Fund	6,507,216	7,887,600	7,130,054
CCM Focused Growth Fund	83,563	14,818	10,266
CCM Mid-Cap Fund(2)	4,605,575	4,519,921	2,716,782
NACM Emerging Markets Opportunities Fund(2)	319,730	N/A	N/A
NACM Global Fund	256,005	144,586	55,184
NACM Growth Fund	54,815	15,945	11,584
NACM Income & Growth Fund	38,315	N/A	N/A
NACM International Fund	2,807,307	946,510	156,245
NACM Mid-Cap Growth Fund	0	N/A	N/A
NACM Pacific Rim Fund	2,506,017	1,190,309	413,264
NACM Value Fund(2)	N/A	N/A	7,037
NFJ All-Cap Value Fund	310,208	245,724	54,815
NFJ Dividend Value Fund(2)	18,972,334	5,055,332	1,661,284
NFJ International Value Fund	1,134,488	205,370	14,781
NFJ Large-Cap Value Fund(2)	1,046,316	279,247	74,912
NFJ Mid-Cap Value Fund	32,664	N/A	N/A
NFJ Small-Cap Value Fund	21,484,962	18,377,449	14,745,771
OCC Core Equity Fund(2)	24,986	12,147	2,623
OCC Equity Premium Strategy Fund(2)	304,758	315,585	366,010
OCC Growth Fund	2,165,380	2,342,957	2,715,526
OCC International Equity Fund	20,944	N/A	N/A
OCC Opportunity Fund	1,384,910	1,443,496	1,495,315
OCC Renaissance Fund(2)	11,462,869	18,629,890	29,515,738
OCC Target Fund	2,911,111	3,461,772	3,942,098
OCC Value Fund(2)	6,699,450	7,902,655	10,909,890
RCM Biotechnology Fund	1,159,068	1,939,974	2,549,033
RCM Europe Fund II(2)	N/A	N/A	17,189
RCM Financial Services Fund(2)	28,863	21,505	18,470
RCM Global Resources Fund	75,689	33,735	20,936
RCM Global Small-Cap Fund	2,184,748	1,365,638	623,645
RCM Healthcare Fund	689,778	1,022,217	1,313,125
RCM Innovation Fund(2)	N/A	N/A	2,973,672
RCM International Growth Equity Fund	344,172	274,054	313,751
RCM Large-Cap Growth Fund	2,323,695	1,945,116	1,848,064
RCM Mid-Cap Fund	411,347	485,004	588,416
RCM Small-Cap Growth Fund	51,194	12,084	N/A
RCM Strategic Growth Fund	35,786	6,972	N/A
RCM Technology Fund	9,960,035	10,581,697	5,089,494

(1)	The Adviser did not pay a portfolio management fee with respect to the AGI Multi-Style Fund prior to March 2006.

(2)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

Portfolio Manager Compensation, Other Accounts Managed and Conflicts of Interest

Cadence

Compensation

Cadence compensates each portfolio manager for such portfolio manager’s management of the Funds. Each portfolio manager’s compensation consists of a fixed annual base salary, 401(k) plan and a share of the firm’s profits, payment of which may in some cases be deferred, at the portfolio manager’s election, pursuant to a deferred compensation plan in which each portfolio manager may participate.

Other Accounts Managed

The following summarizes information regarding each of the accounts, excluding portfolios of the Funds that were managed by portfolio managers. Except as noted below, the information is as of June 30, 2007, and includes amounts managed by a team, committee, or other group that includes the portfolio manager.

Portfolio Manager	Other Pooled Vehicles		Other Accounts		Other Registered Investment Companies
	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
William B. Bannick	0	0	132	3,610.3	3	336.3
Robert L. Fitzpatrick	0	0	132	3,610.3	3	336.3
Michael J. Skillman	0	0	132	3,610.3	3	336.3

Accounts and Assets for Which Advisory Fee is Based on Performance

Portfolio Manager	Other Pooled Vehicles		Other Accounts		Other Registered Investment Companies
	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
William B. Bannick	0	0	2	35.7	0	0
Robert L. Fitzpatrick	0	0	2	35.7	0	0
Michael J. Skillman	0	0	2	35.7	0	0

Conflicts of Interest

Cadence’s Portfolio Managers perform investment management services for various mutual funds and other accounts besides the Allianz CCM Funds. Some of these clients’ portfolios are managed using the same investment strategies and objectives which the Portfolio Managers use to manage the Funds, while other portfolios are managed by the Portfolio Managers using different investment strategies and objectives. Generally, all client portfolios that are managed using a similar investment strategy and objective are managed as a group (each, a “Product Group”) such that portfolio holdings, relative position sizes and industry and sector exposures tend to be similar among each client portfolio in the Product Group. This minimizes, but does not eliminate the potential for conflicts of interest. For example, one Product Group may be selling a security, while another Product Group may be purchasing or holding the same security. As a result, transactions executed for the Product Group that is selling the security may adversely affect the value of any Product Group which is purchasing or holding the same security.

Other conflicts of interest may arise from the management of multiple accounts and the Funds. For example, Cadence may receive more compensation with respect to certain Product Groups than that received with respect to other Product Groups or the Funds or may receive compensation based in part on the performance of accounts in a certain Product Group. In such cases, the Portfolio Managers may be viewed as having an incentive to enhance the performance of such Product Group, to the possible detriment of other Product Groups for which Cadence may not receive greater compensation or performance-based fees. In addition, the Portfolio Managers must allocate time and effort to multiple accounts and the Funds.

Each Portfolio Manager’s management of personal accounts also may present certain conflicts of interest. The Portfolio Managers may have personal investments in the Funds managed by such Portfolio Managers. In addition, the Funds managed by the Portfolio Managers may be investment options in Cadence’s employee benefit plans. While Cadence has adopted a code of ethics that is designed to address these potential conflicts, there is no guarantee that it will do so.

Securities Ownership

The following table discloses the dollar range of equity securities beneficially owned by each portfolio manager in the Fund(s) the portfolio manager manages. Except as noted below, the information is as of June 30, 2007.

CCM Capital Appreciation	Dollar Range of Equity Securities
William B. Bannick	$500,001-$1,000,000
Robert L. Fitzpatrick	$50,001-$100,000
Michael J. Skillman	None
CCM Emerging Companies
William B. Bannick	$10,001-$50,000
Robert L. Fitzpatrick	None
Michael J. Skillman	$10,001-$50,000
CCM Focused Growth
William B. Bannick	None
Robert L. Fitzpatrick	$100,001-$500,000
Michael J. Skillman	$100,001-$500,000
CCM Mid-Cap
William B. Bannick	$50,001-$100,000
Robert L. Fitzpatrick	$50,001-$100,000
Michael J. Skillman	None

NFJ

NFJ believes that its compensation programs are competitively positioned to attract and retain high-caliber investment professionals. As described below, compensation includes a base salary and a variable bonus opportunity or profit sharing participation and may also include participation in other incentive compensation programs. In addition, a full employee benefit package is offered.

Compensation

Base Salary. Each portfolio manager/analyst is paid a base salary. In setting the base salary, NFJ’s intention is to be competitive in light of the particular portfolio manager/analyst’s experience and responsibilities. Management of the firm evaluates competitive market compensation by reviewing compensation survey results of the investment industry conducted by an independent third party.

Annual Bonus or Profit Sharing. Portfolio managers who are Managing Directors of NFJ participate in NFJ’s Non-Qualified Profit Sharing Plan. Other portfolio managers/analysts are eligible to receive an annual bonus which is tied to such portfolio manager/analyst’s successful job performance.

Other Incentive Programs. Portfolio managers/analysts may be eligible to participate in a non-qualified deferred compensation plan, which allows participating employees the tax benefits of deferring the receipt of a portion of their cash compensation. Portfolio managers/analysts may also, from time to time, be granted specific deferred incentive awards. Portfolio managers/analysts who are not Managing Directors are also eligible to participate in the firm’s Long Term Cash Bonus Plan. Each of the Managing Directors have also been awarded Allianz SE Restricted Stock Units which reflect changes in the value of Allianz SE stock. Grants of deferred incentive, Long Term Cash Bonus awards and Allianz SE Restricted Stock Units all vest over a period of time which NFJ believes helps align employee and firm interests.

Other Accounts Managed

The following summarizes information regarding each of the accounts, excluding portfolios of the Funds that were managed by portfolio managers, including amounts managed by a team, committee, or other group that includes the portfolio manager. The advisory fee charged for managing each of these accounts is not based on performance. Except as noted below, the information is as of June 30, 2007.

Portfolio Manager	Other Pooled Vehicles		Other Accounts		Other Registered Investment Companies
	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Benno J. Fischer	5	250.3	65	20,916.2	18	18,762.1
Jeffrey S. Partenheimer	2	36.7	55	19,098.6	12	12,401.5
Paul A. Magnuson	4	238.8	11	1,318.1	12	7,696.1
R. Burns McKinney	3	213.6	10	1,817.7	6	6,360.6
Thomas W. Oliver	2	36.7	54	18,828.0	5	9,808.0

Potential Conflicts of Interest

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which NFJ believes are faced by investment professionals at most major financial firms. NFJ, the Adviser and the Trustees have adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•

The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the NFJ’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security. There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A Fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund and NFJ’s other clients, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages. See “Brokerage and Research Services”.

A Fund’s portfolio managers may also face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Front-running could also exist if a portfolio manager transacted in his own account prior to placing an order for a Fund or other clients. NFJ’s investment personnel, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions, pursuant to a code of ethics adopted by NFJ, which contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds.

As part of NFJ’s Compliance Program, NFJ has established a Compliance Committee, a Best Execution Committee, a Proxy Voting Committee and a Pricing Committee to help develop policies and procedures that help NFJ avoid, mitigate, monitor and oversee areas that could present potential conflicts of interest.

Securities Ownership

The following table discloses the dollar range of equity securities beneficially owned by each portfolio manager in the Fund(s) the portfolio manager manages. Except as noted below, the information is as of June 30, 2007.

NFJ All-Cap Value	Dollar Range of Equity Securities
Benno J. Fischer	None
Jeffrey S. Partenheimer	$100,001-$500,000
Thomas W. Oliver	None
NFJ Dividend Value
Benno J. Fischer	$50,001-$100,000
R. Burns McKinney	$100,001-$500,000
Jeffrey S. Partenheimer	$50,001-$100,000
Thomas W. Oliver	$100,001-$500,000
Paul Magnuson	$100,001-$500,000
NFJ International Value
Benno J. Fischer	None
Paul A. Magnuson	$500,001-$1,000,000
Thomas W. Oliver	$100,001-$500,000
R. Burns McKinney	$100,001-$500,000
NFJ Large-Cap Value
Benno J. Fischer	None
Jeffrey S. Partenheimer	None
Paul A. Magnuson	$100,001-$500,000
NFJ Mid-Cap Value
Jeffrey S. Partenheimer	$500,001-$1,000,000
Benno J. Fischer	None
Thomas W. Oliver	$100,001-$500,000
NFJ Small-Cap Value
Benno J. Fischer	$50,001-$100,000
Paul A. Magnuson	$10,001-$50,000
R. Burns McKinney	$10,001-$50,000

Nicholas-Applegate

Compensation

The following explains the compensation structure of each individual (as listed in the Prospectuses) that shares primary responsibility for day-to-day portfolio management of the Funds.

Base salary. Each portfolio manager is paid a fixed base salary set at a competitive level, taking into consideration the portfolio manager’s experience and responsibilities, as determined by Nicholas-Applegate.

Annual bonus and profit sharing opportunity. Each portfolio manager’s compensation is directly affected by the performance of the individual portfolios he or she manages, including each Fund; as well as the performance of the individual’s portfolio management team and the overall success of the firm. Approximately 75% of each portfolio manager’s bonus is based on one- and three-year annualized performance of client accounts under his or her management, with greater weight placed on three-year performance. This takes into account relative performance of the accounts to each account’s individual benchmark (which includes the Russell 1000 Growth Index, the Russell 1000 Value Index, the Russell 2000 Growth Index, the Russell 2000 Value Index, the Russell 2500 Growth Index, the Russell 2500 Index, the Russell Mid-Cap Index, the Russell Microcap Index, the S&P 500 Index, the S&P 400 Index, the MSCI EAFE Index, the MSCI EAFE Growth Index, the CSFB Convertible Index, the Merrill Lynch All Convertible All Quality Index, the Merrill Lynch High Yield Master II Index, the MSCI Emerging Markets Index and the MSCI World Index) (representing approximately one half of the calculation) and the accounts’ peer rankings in institutional consultant universes (representing the other half). In the case of each Fund, the benchmark against which the performance of the Fund’s portfolio will be compared for these purposes in indicated in the “Performance Information” sections of the Prospectuses. The remaining 25% of the bonus is based on a qualitative review and overall firm profitability. The qualitative review evaluates each Nicholas-Applegate portfolio manager based on the individual’s contribution to the implementation of the investment process of his or her accounts, including the Fund. The lead portfolio manager of each portfolio management team evaluates the other members of the portfolio management team. The Chief Investment Officer (Mr. Valeiras) evaluates the lead portfolio managers. The Chief Investment Officer’s bonus compensation is based on the overall performance and profitability of the firm’s portfolios.

Each Nicholas-Applegate investment team has a profit-sharing plan. Each team receives a pool which is based on “EBITDA” (i.e., earnings before interest, taxes, depreciation and amortization) of the accounts managed by the team and is distributed subjectively. All team members are eligible. The Chief Investment Officer and lead portfolio manager (if any) determine allocations among the team. The profits to be allocated increase with the profitability of the individual accounts.

Additionally, Nicholas-Applegate may issue equity ownership interests to key employees in the form of “Profits Interests.” Profits Interests are issued to employees who, in the judgment of the executive committee described below: (1) provide unique and critical expertise and contributions to the firm; (2) perform as role models and benchmarks for Nicholas-Applegate’s core values; (3) are instrumental to the building and sustaining of clients’ trust and confidence; and (4) are critical to and committed to the future growth and success of Nicholas-Applegate. The Profits Interests are intended to share long-term value created by key employees. Portfolio managers are eligible for Profits Interests, at the discretion of a committee comprised of executive management of Nicholas-Applegate (including Mr. Valeiras), and executive management of Allianz.

Portfolio managers are also eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation until such time as designated under the plan.

Other Accounts Managed

The following summarizes information regarding each of the accounts, excluding portfolios of the Funds that were managed by portfolio managers, including amounts managed by a team, committee, or other group that includes the portfolio manager, as of June 30, 2007.

Portfolio Manager	Other Pooled Vehicles		Other Accounts		Other Registered Investment Companies
	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Pedro Marcal	3	356	10	1,441	5	750
Horacio A. Valeiras, CFA	18	2,105	92	4,867	23	6,131
Steven Tael, Ph.D., CFA	8	662	50	921	10	1,015
James Li, Ph.D., CFA	8	662	50	921	10	1,015
Jane Edmondson	8	662	50	921	10	1,015
Nelson Shing	2	339	3	190	2	441
Kunal Ghosh	8	662	50	921	10	1,015
Christopher A. Herrera	2	339	3	190	2	441
Mark P. Roemer	8	662	50	921	10	1,015
Michael E. Yee	5	1,040	12	1,378	6	4,275
Justin Kass, CFA	5	1,040	12	1,378	6	4,275

Accounts and Assets for Which Advisory Fee is Based on Performance

Portfolio Manager	Other Pooled Vehicles		Other Accounts		Other Registered Investment Companies
	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Pedro Marcal	0	0	0	0	0	0
Horacio A. Valeiras, CFA	3	453	4	244	0	0
Steven Tael, Ph.D. CFA	2	157	2	89	0	0
James Li, Ph.D., CFA	2	157	2	89	0	0
Jane Edmondson	2	157	2	89	0	0
Nelson Shing	0	0	0	0	0	0
Kunal Ghosh	2	157	2	89	0	0
Christopher A. Herrera	0	0	0	0	0	0
Mark P. Roemer	2	157	2	89	0	0
Michael E. Yee	1	297	0	10	0	0
Justin Kass, CFA	1	297	0	10	0	0

Potential Conflicts of Interest

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which Nicholas-Applegate believes are faced by investment professionals at most major financial firms. Nicholas-Applegate, the Adviser and the Trustees have adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•

The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Nicholas-Applegate’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

“Cross trades,” in which one Nicholas-Applegate account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Nicholas-Applegate, the Adviser and the Board of Trustees have adopted compliance procedures that provide that any transaction between the Funds and another Nicholas-Applegate-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A Fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund and Nicholas-Applegate’s other clients, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages. See “Brokerage and Research Services.”

A Fund’s portfolio managers may also face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Nicholas-Applegate’s investment personnel, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions, pursuant to a code of ethics adopted by Nicholas-Applegate, which contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds.

Securities Ownership

Except as noted below, the following table discloses the dollar range of equity securities beneficially owned by each portfolio manager in the Fund(s) the portfolio manager manages, as of June 30, 2007.

NACM Emerging Markets Opportunities	Dollar Range of Equity Securities
Horatio A. Valeiras., CFA	$1-$10,000
Steven Tael, Ph.D., CFA	$10,001-$50,000
Kunal Ghosh	$1-$10,000
NACM Global
Horatio A. Valeiras., CFA	None
Christopher A. Herrera	None
Nelson Shing	None
NACM Growth
Horacio A. Valeiras	None
James Li, Ph.D., CFA	$10,001-$50,000
Jane Edmondson	None
NACM Income & Growth
Horacio A. Valeiras	None
Douglas Forsyth, CFA	$100,001-$500,000
Michael E. Yee	None
Justin Kass, CFA	None
NACM International
Horacio A. Valeiras	$10,001-$50,000
Steven Tael, Ph.D., CFA	$50,001-$100,000
Kunal Ghosh	$1-$10,000
NACM Mid-Cap Growth
Horacio A. Valeiras	$100,001-$500,000
Jane Edmondson	$1-$10,000
Mark P. Roemer	None
NACM Pacific Rim
Horacio A. Valeiras	None
Pedro Marcal	None
Christopher A. Herrera	None

RCM

Compensation

Base salary. Each portfolio manager is paid a fixed base salary set at a competitive level, taking into consideration the portfolio manager’s experience and responsibilities, as determined by RCM.

Annual bonus and profit sharing opportunity. Each portfolio manager’s compensation is directly affected by the performance of the individual portfolios he or she managers, including each Fund, as well as the performance of the individual’s portfolio management team and the overall success of the firm. A target bonus amount is established at the beginning of the year based on peer data. The target bonus is subject to an increase or decrease at year-end based on firm profitability and individual performance. The individual performance criterion is derived from a calculation using both quantitative and qualitative factors. Approximately 70% of the individual’s performance rating is quantitive, based on the pre-tax investment performance of the accounts managed by both the team and the individual, with 50% of the performance rating measured relative to the relevant RCM Fund’s benchmark and 50% of the rating measured relative to the performance of an appropriate peer group (either the relevant RCM Fund’s Lipper or institutional peer group). Performance is calculated over a three year trailing period. The remaining 30% of the bonus is based on a qualitive review of the individual’s performance (with 10% from peer reviews and 20% from the appraisal by the individual’s manager).

Other Accounts Managed

The following summarizes information regarding each of the accounts, excluding portfolios of the Funds that were managed by portfolio managers as of June 30, 2007, including amounts managed by a team, committee, or other group that includes the portfolio manager.

Portfolio Manager	Other Pooled Vehicles		Other Accounts		Other Registered Investment Companies
	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Ray Edelman	1	2.6	24	1,268.9	2	577.0
Joanne Howard	1	22.2	43	615.4	0	0
Peter Goetz	2	59.4	28	776.5	0	0

Louise Laufersweiler	1	6.6	13	507.6	2	311.5
Steven Klopukh	0	0	8	500.76	0	0
Ara Jelalian	0	0	7	3.9	0	0
Tom Ross	2	12.1	13	584.2	2	311.5
Huachen Chen	2	133.2	19	159.0	7	3,095.9
Walter Price	*4	143.2	16	196.0	9	3,136.5
Michael Dauchot	0	0	4.5		3	265.1
Ken Tsuboi	1	14.3	7.4		3	265.1
Paul Wagner	1	14.3	2.5		0	0
Paul Strand	0	0	4.5		0	0
Todd G. Hawthorne	1	2.1	4.2		0	0

*	Includes advisory fees based on the performance of the pooled vehicle.

Potential Conflicts of Interest

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which RCM believes are faced by investment professionals at most major financial firms. RCM, the Adviser and the Trustees have adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•

The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the RCM’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

“Cross trades,” in which one RCM account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. RCM, the Adviser and the Board of Trustees have adopted compliance procedures that provide that any transaction between the Funds and another Adviser-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A Fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund and RCM’s other clients, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages. See “Brokerage and Research Services.”

A Fund’s portfolio managers may also face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. RCM’s investment personnel, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions, pursuant to codes of ethics adopted by RCM, which contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds.

Potential conflicts of interest that may arise in connection with managing the AGI Multi-Style Fund are described in the Prospectuses relating to that Fund.

Pallas Investment Partners, L.P. (“Pallas”) and Related Entities. Pallas is an investment adviser registered with the SEC. Pallas is owned by Walter Price. Mr. Price is dually employed by Pallas and by RCM.

Pallas serves as investment manager to two unregistered investment companies (the “Pallas Hedge Funds”) – Pallas Global Technology Hedge Fund, L.P. and Pallas Investments II, L.P., each a Delaware limited partnership. The general partner of Pallas Investments II, L.P. and Pallas Global Technology Hedge Fund, L.P. is Pallas Investments, LLC, a Delaware limited liability company (the “General Partner”). Mr. Price owns a majority of the interests in the General Partner. RCM has the right to a minority percentage of the profits of Pallas that are derived from the Pallas Hedge Funds. RCM has a minority ownership interest in the General Partner.

Each of the Pallas Hedge Funds pays a management fee and an incentive fee (based on a percentage of profits) to either Pallas or the General Partner. The management fee is 1.25% for Pallas Investments II, L.P. and Pallas Global Technology Hedge Fund, L.P.

Mr. Price acts as portfolio manager for certain RCM client accounts including, among others, the Allianz RCM Technology Fund and the Allianz RCM Strategic Growth Fund.

RCM and Pallas share common employees, facilities, and systems. Pallas may act as investment adviser to one or more of RCM’s affiliates, and may serve as sub-adviser for accounts or clients for which RCM or one of its affiliates serves as investment manager or investment adviser. RCM also may provide other services, including but not limited to investment advisory services or administrative services, to Pallas.

RCM, Pallas, and the Allianz Advisory Affiliates all engage in proprietary research and all acquire investment information and research services from broker-dealers. RCM and the Allianz Advisory Affiliates share such research and investment information.

In addition, trades entered into by Pallas on behalf of Pallas’ clients are executed through RCM’s equity trading desk, and trades by Pallas on behalf of Pallas’ clients (including the Pallas Hedge Funds) are aggregated with trades by RCM on behalf of RCM’s clients. All trades on behalf of Pallas’ clients that are executed through RCM’s equity trading desk will be executed pursuant to procedures designed to ensure that all clients of both RCM and Pallas (including the Pallas Hedge Funds) are treated fairly and equitably over time.

The General Partner and/or Pallas receive a participation in the profits of the Pallas Hedge Funds. Mr. Price also invested personally in one or more of the Pallas Hedge Funds. As a result, Mr. Price has a conflict of interest with respect to the management of the Pallas Hedge Funds and the other accounts that he manages, including the Allianz RCM Technology Fund and the Allianz RCM Strategic Growth Fund, and he may have an incentive to favor the Pallas Hedge Funds over other accounts that he manages. RCM has adopted procedures reasonably designed to ensure that Mr. Price meets his fiduciary obligations to all clients for whom he acts as portfolio manager and treats all such clients fairly and equitably over time.

Securities Ownership

The following table discloses the dollar range of equity securities beneficially owned by each portfolio manager in the Fund(s) the portfolio manager manages, as of June 30, 2007.

RCM Large-Cap Growth	Dollar Range of Equity Securities
Ray Edelman	$10,001-$50,000
Joanne Howard	$100,001-$500,000
Peter Goetz	None
RCM Mid-Cap
Louise Laufersweiler	None
Steven Klopukh	None
RCM International Growth Equity
Ara Jelalian	$100,001-$500,000
RCM Global Small-Cap
Tom Ross	$50,001-$100,000
RCM Technology
Walter Price	Over $1,000,000
Huachen Chen	Over $1,000,000
RCM Healthcare
Michael Dauchot	$10,001-$50,000
Ken Tsuboi	None
RCM Biotechnology
Michael Dauchot	None
Ken H. Tsuboi	None
RCM Global Resources
Paul Strand	$100,001-$500,000
RCM Small-Cap Growth
Louise Laufersweiler	$10,001-$50,000
Tom Ross	$1-$10,000
RCM Strategic Growth
Ray Edelman	$100,001-$500,000
Todd G. Hawthorne	None
AGI Multi-Style
Ara Jelalian	None

Oppenheimer Capital

Oppenheimer Capital believes that its compensation program is competitively positioned to attract and retain high-caliber investment professionals. As more fully described below, each portfolio manager receives a fixed base salary, a variable bonus opportunity, equity incentive units and a benefits package. Total cash compensation, as described below, is set for each portfolio manager relative to his or her performance and the market. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market, as well as to adjust drivers of compensation to promote good sustained fund performance. Oppenheimer Capital attempts to keep its compensation levels at or above the median for similar positions in its local area.

Compensation

Each portfolio manager’s compensation consists of the following elements:

Base salary. Each portfolio manager is paid a fixed base salary that is set at a level determined by Oppenheimer Capital. In setting the base salary, the firm’s intentions are to be competitive in light of the portfolio manager’s experience and responsibilities. Firm management evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation.

Annual bonus and Long Term Incentive Plan. Each portfolio manager is eligible for an annual bonus in addition to a base salary. The bonus typically forms the majority of the individual’s cash compensation and is based in part on pre-tax performance against the Fund’s relevant benchmark over one and three year periods, with some consideration for longer time periods. In addition to any bonus, Allianz has established a Long Term Incentive Plan for certain employees. The plan provides awards that are based on operating earnings growth of Oppenheimer Capital and the collective earnings growth of all the asset management companies of Allianz.

Participation in group retirement plans. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation until such time as designated under the plan.

Other Accounts Managed

The following summarizes information regarding each of the accounts, excluding portfolios of the Funds that were managed by portfolio managers. Except as note below, the information is as of June 30, 2007, and includes amounts managed by a team, committee, or other group that includes the portfolio manager.

Portfolio Manager	Other Pooled Vehicles		Other Accounts		Other Registered Investment Companies
	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Robert K. Urquhart	0	0	9	266.4	2	169.6
Colin Glinsman	0	0	9	2,179.7	4	6,440.8
Anne Budlong**	0	0	0	0	0	0
Stephen Bond-Nelson	2	24.4	1	5.4	4	2,597.1
Martin Mickus	0	0	0	0	0	0
Michael Corelli	0	0	1	2.9	1	193.2
Jeff Parker	0	0	3	276.7	0	0
Nicholas Frelinghuysen	0	0	1	4.2	3	456.9
Bradley Holmes	0	0	1	4.1	2	382.6
David Phillips	0	0	0	0	2	382.6
Michael Purcell*	3	455	0	0	4	2457
Valentin Ivanov*	3	455	0	0	4	2457
Eric Sartorius*	0	0	0	0	0	0

*	Information is as of December 31, 2007
**	Information is as of March 31, 2008

Accounts and Assets for Which Advisory Fee is Based on Performance

Portfolio Manager	Other Pooled Vehicles		Other Accounts		Other Registered Investment Companies
	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Robert K. Urquhart	0	0	0	0	0	0
Colin Glinsman	0	0	0	0	0	0
Anne Budlong**	0	0	0	0	0	0
Stephen Bond-Nelson	0	0	0	0	0	0
Martin Mickus	0	0	0	0	0	0
Michael Corelli	0	0	0	0	0	0
Jeff Parker	0	0	0	0	0	0
Nicholas Frelinghuysen	0	0	0	0	0	0
Bradley Holmes	0	0	0	0	0	0
David Phillips	0	0	0	0	0	0
Michael Purcell*	0	455	0	0	0	0
Valentin Ivanov*	0	455	0	0	0	0
Eric Sartorius*	0	0	0	0	0	0

*	Information is as of December 31, 2007
**	Information is as of March 31, 2008

Conflicts of Interest

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. While the portfolio managers of Oppenheimer Capital are subject to a written code of ethics that is designed to ensure that the personal securities transactions of covered persons will not interfere with making decisions in the best interest of advisory clients, the portfolio managers may, from time to time, acquire, possess, manage and dispose of securities or other investment assets for their own accounts, for the accounts of their families, for the account of entities (including unregistered comingled vehicles) in which they have a beneficial interest or for the accounts of others for whom they provide investment advisory services (collectively, “Managed Accounts”), in transactions which may or may not correspond with transactions effected or positions held in the Funds. When Oppenheimer Capital determines that it would be appropriate for a particular Fund and one or more Managed Accounts to participate in an investment opportunity, Oppenheimer Capital will seek to execute orders for a Fund and for such Managed Accounts on a basis which it considers equitable, but that equality of treatment of a Fund and one or more other Managed Accounts is not assured. In such situations, Oppenheimer Capital may (but is not required to) place orders for a Fund and each other Managed Account simultaneously and if all such orders are not filled at the same price, Oppenheimer Capital may cause a Fund and each Managed Account to pay or receive the average of the prices at which the orders were filled. If all such orders cannot be fully executed under prevailing market conditions, Oppenheimer Capital may allocate the securities traded among a Fund and other Managed Accounts, pursuant to policies and procedures adopted to address these potential conflicts of interest, in a manner which it considers equitable, taking into account the size of the order placed for a Fund and each other Managed Account as well as any other factors which it deems relevant.

Some of the Managed Accounts (including several unregistered comingled vehicles) are charged fees that are based entirely or partially on investment performance. Performance fee arrangements create a potential conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to Managed Accounts which are charged a performance fee instead of allocating them to Funds or a Managed Accounts without a performance-based fee. Oppenheimer Capital has adopted policies and procedures that are reasonably designed to allocate investment opportunities among Managed Accounts which are charged performance-based fees and Funds and Managed Accounts which are not charged such fees on a fair and equitable basis over time.

Securities Ownership

Except as noted below, the following table discloses the dollar range of equity securities beneficially owned by each portfolio manager in the Fund(s) the portfolio manager manages, as of June 30, 2007.

OCC Core Equity	Dollar Range of Equity Securities
Robert K. Urquhart	None
OCC Equity Premium Strategy
Stephen Bond-Nelson	None
Robert K. Urquhart	None
Michael Purcell*	None
Valentin Ivanov*	None
OCC Growth
Robert K. Urquhart	$50,001- $100,000
Martin Mickus	$50,001- $100,000
OCC International Equity
Anne Budlong**	None
OCC Opportunity
Michael Corelli	$100,001- $500,000
Eric Sartorius*	$500,001- $1,000,000
OCC Renaissance
Nicholas Frelinghuysen	None
Bradley Holmes	None
David Phillips	$100,001- $500,000
OCC Target
Martin Mickus	$100,001- $500,000
Jeff Parker	$500,001- $1,000,000
OCC Value
Colin Glinsman	$100,001- $500,000

*	Information is as of December 31, 2007
**	Information is as of March 31, 2008

Fund Administrator

In addition to its services as Adviser, Allianz Global Fund Management serves as administrator (and is referred to in this capacity as the “Administrator”) to the Funds pursuant to an administration agreement (the “Administration Agreement”) with the Trust. The Administrator provides or procures administrative services to the Funds, which include clerical help and accounting, bookkeeping, internal audit services and certain other services they require, and preparation of reports to the Trust’s shareholders and regulatory filings. Allianz Global Fund Management has, at its own expense, retained State Street Bank & Trust Company to perform certain administrative services and may retain affiliates to provide other administrative services. In addition, the Administrator arranges at its own expense for the provision of legal, audit, custody, transfer agency and other services necessary for the ordinary operation of the Funds and is responsible for the costs of registration of the Trust’s shares and the printing of prospectuses and shareholder reports for current shareholders. Under the Administration Agreement, the Administrator has agreed to provide or procure these services, and to bear these expenses, at the annual rates for each Fund (each expressed as a percentage of the Fund’s average daily net assets attributable to the indicated class or classes of shares on an annual basis) in the table below.

Administrative Fee Rate

Fund	Institutional and Administrative Classes(1)		Class A, Class B, Class C, Class D, and Class R(2)	Class P(1)
AGI Multi-Style	0.10	%(3)	0.40%	N/A
CCM Capital Appreciation	0.25%		0.40%	N/A
CCM Emerging Companies	0.25%		N/A	0.35%
CCM Focused Growth	0.25%		0.40%	0.35%
CCM Mid-Cap	0.25%		0.40%	0.35%
NACM Emerging Markets Opportunities	0.45%		0.60%	0.55%
NACM Global	0.35%		0.50%	0.45%
NACM Growth	0.25%		0.40%	0.35%
NACM Income & Growth	0.25%		0.40%	0.35%
NACM International	0.45%		0.60%	0.55%
NACM Mid-Cap Growth	0.25%		0.40%	0.35%
NACM Pacific Rim	0.45%		0.60%	0.55%
NFJ All-Cap Value	0.25%		0.40%	0.35%
NFJ Dividend Value	0.25%		0.40%	0.35%
NFJ International Value	0.45%		0.60%	0.55%
NFJ Large-Cap Value	0.25%		0.40%	0.35%
NFJ Mid-Cap Value	0.25%		0.40%	0.35%
NFJ Small-Cap Value	0.25%		0.40%	0.35%
OCC Equity Premium Strategy	0.25%		0.40%	0.35%
OCC Growth	0.25%		0.40%	0.35%
OCC International Equity	0.45%		N/A	0.55%
OCC Opportunity	0.25%		0.40%	0.35%
OCC Renaissance	0.25%		0.40%	N/A
OCC Small-Cap Value	0.25%		0.40%	0.35%
OCC Target	0.25%		0.40%	0.35%
OCC Value	0.25%		0.40%	N/A
RCM Biotechnology	N/A		0.40%	N/A
RCM Global Resources	0.35%		0.50%	0.45%
RCM Global Small-Cap	0.35%		0.50%	0.45%
RCM Healthcare	N/A		0.45%	N/A
RCM International Growth Equity	0.45%		0.60%	N/A
RCM Large-Cap Growth	0.25%		0.40%	0.35%
RCM Mid-Cap	0.25%		0.40%	N/A
RCM Small-Cap Growth	0.25%		0.40%	0.35%
RCM Strategic Growth	0.25%		0.40%	0.35%
RCM Technology	0.30%		0.45%	0.40%

(1)

Institutional and Administrative Class and Class P shareholders of each Fund pay the Administrator monthly administrative fees at the annual rates set forth above, stated as a percentage of the average daily net assets attributable to each such share class. The administrative fee rates in the table above for Institutional and Administrative Class and Class P shareholders of each Fund (except the AGI Multi-Style, OCC Value, OCC Renaissance, NFJ Small-Cap Value and RCM Technology Funds) is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $500 million, and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1.0 billion.

The administrative fee rate for Institutional and Administrative Class and Class P shareholders of the OCC Value, OCC Renaissance, NFJ Small-Cap Value and RCM Technology Funds is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1.0 billion, and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion. To the extent any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s aggregate average daily net assets attributable to that class. Due to an existing fee waiver, the administrative fee rate for the AGI Multi-Style Fund set forth above is not subject to additional reductions.

(2)

Class A, B, C, D and R shareholders, as applicable, of each Fund pay the Administrator monthly administrative fees at the annual rate set forth above, stated as a percentage of the average daily net assets attributable to each such share class. The administrative fee rate for Class A, B, C, D and R shareholders, as applicable, of each Fund (except the OCC Value, OCC Renaissance, NFJ Small-Cap Value and RCM Technology Funds) is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $500 million, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1.0 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $5.0 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $7.5 billion and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $10.0 billion. The administrative fee rate for Class A, B, C, D and R shareholders, as applicable, of the OCC Value, OCC Renaissance, NFJ Small-Cap Value and RCM Technology Funds is subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $2.5 billion, an additional 0.50% to the extent the aggregate average daily net assets of the Fund exceed $5.0 billion, an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $7.5 billion and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $10.0 billion. To the extent any such reduction in the fee rate applies, the dollar amount of the fee reduction with respect to each share class is calculated and applied on a pro rata basis by reference to the percentage of the Fund’s aggregate average daily net assets attributable to that class. The Administration Agreement includes a plan adopted in conformity with Rule 12b-1 which provides for the payment of up to an additional 0.25% for Class D shares as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. Therefore, the administrative fee rate for Class D shares of each Fund is 0.25% greater than the fee set forth above.

(3)

The administrative fee for Institutional Class shares of the AGI Multi-Style Fund reflects a fee waiver currently in effect. In the absence of this waiver, the administrative fee rate for Institutional Class shares of the Fund would be 0.15% per annum, subject to a reduction of 0.025% to the extent the aggregate average daily net assets of the Fund exceed $500 million, and an additional 0.025% to the extent the aggregate average daily net assets of the Fund exceed $1.0 billion.

Except for the expenses paid by the Administrator, the Trust bears all costs of its operations. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of Allianz Global Fund Management, Pacific Investment Management, or their subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction and investment-related expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of Allianz Global Fund Management, Allianz, any Sub-Adviser, or the Trust, and any counsel retained exclusively for their benefit (“disinterested Trustees’ expenses”); (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses which are capitalized in accordance with generally accepted accounting principals; and (viii) any expenses allocated or allocable to a specific class of shares (“Class-specific expenses”).

Class-specific expenses include distribution and/or service fees payable with respect to the Class A, Class B, Class C, Class D, Class R or Administrative Class shares and administrative fees as described above, and may include certain other expenses as permitted by the Trust’s Amended and Restated Multi-Class Plan (the “Multi-Class Plan”) adopted pursuant to Rule 18f-3 under the 1940 Act, which is subject to review and approval by the Trustees. It is not presently anticipated that any expenses other than distribution and/or service fees and administrative fees will be allocated on a class-specific basis.

The Administration Agreement may be terminated by the Trust at any time by vote of (1) a majority of the Trustees, (2) a majority of the outstanding voting securities of the Trust, or (3) with respect to the OCC Renaissance, OCC Growth, OCC Target and OCC Opportunity Funds, by a majority of the Trustees who are not interested persons of the Trust or Allianz Global Fund Management, on 60 days’ written notice to Allianz Global Fund Management.

Under the Administration Agreement, the Administrator or an affiliate may pay financial service firms a portion of the Class D administration fees in return for the firms’ services (normally not to exceed an annual rate of 0.35% of a Fund’s average daily net assets attributable to Class D shares purchased through such firms). The Administration Agreement includes a plan specific to Class D shares which has been adopted in conformity with the requirements set forth under Rule 12b-1 of the 1940 Act to allow for payment of up to 0.25% per annum of the Class D administrative fees as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribution of Class D shares and/or the provision of shareholder services. See “Distribution of Trust Shares—Plan for Class D Shares.”

For the fiscal years ended June 30, 2007, June 30, 2006 and June 30, 2005, the aggregate amount of the administration fees paid by the Funds was as follows (those Funds that had not yet commenced operations during the periods shown are not included):

Fund	Year Ended 6/30/07	Year Ended 6/30/06	Year Ended 6/30/05
AGI Multi-Style Fund	$1,234,521	$1,042,673	$890,467
CCM Capital Appreciation Fund	4,460,486	3,827,643	2,818,040
CCM Emerging Companies Fund	1,398,006	1,668,505	1,550,012
CCM Focused Growth Fund	61,505	10,584	7,333
CCM Mid-Cap Fund(1)	3,881,739	3,947,144	2,443,330
NACM Emerging Markets Opportunities Fund	215,714	N/A	N/A
NACM Global Fund	213,271	120,272	49,036
NACM Growth Fund	53,844	14,572	11,330
NACM Income & Growth Fund	17,478	N/A	N/A
NACM International Fund	3,154,459	1,018,611	138,942
NACM Mid-Cap Growth Fund	0	N/A	N/A
NACM Pacific Rim Fund	1,815,310	859,611	339,720
NACM Value Fund(1)	N/A	N/A	9,823
NFJ All-Cap Value Fund	180,586	131,139	44,002
NFJ Dividend Value Fund(1)	16,984,344	5,179,227	1,998,274
NFJ International Value Fund	1,344,038	244,446	9,482
NFJ Large-Cap Value Fund(1)	1,061,349	302,269	102,463
NFJ Mid-Cap Value Fund	22,574	N/A	N/A
NFJ Small-Cap Value Fund	13,711,242	12,920,701	10,697,854
OCC Core Equity Fund(1)	21,067	9,086	1,885
OCC Equity Premium Strategy Fund(1)	265,414	271,533	369,315
OCC Growth Fund	2,149,081	2,313,521	2,698,086
OCC International Equity Fund	18,850	N/A	N/A
OCC Opportunity Fund	955,099	981,798	1,021,544
OCC Renaissance Fund(1)	9,020,469	13,595,976	21,500,974
OCC Target Fund	2,538,242	2,958,820	3,402,508
OCC Value Fund(1)	7,126,364	8,445,516	11,843,546
RCM Biotechnology Fund	596,009	958,096	1,338,022
RCM Europe Fund I(1)	N/A	N/A	12,278
RCM Financial Services Fund(1)	10,308	8,961	11,143
RCM Global Resources Fund	48,921	20,291	13,483
RCM Global Small-Cap Fund	1,159,031	726,179	364,375
RCM Healthcare Fund	509,514	717,991	966,868
RCM Innovation Fund(1)	N/A	N/A	2,678,637
RCM International Growth Equity Fund	493,729	400,526	482,401

Fund	Year Ended 6/30/07	Year Ended 6/30/06	Year Ended 6/30/05
RCM Large-Cap Growth Fund	1,547,034	1,568,344	1,720,260
RCM Mid-Cap Fund	239,850	343,589	477,389
RCM Small-Cap Growth Fund	15,057	4,028	N/A
RCM Strategic Growth Fund	10,152	2,017	N/A
RCM Targeted Care Growth Fund(1)	N/A	99,354	160,845
RCM Technology Fund	4,829,610	5,361,283	2,759,711
TOTAL	$81,335,753	$70,094,306	$72,933,378

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

The Nicholas-Applegate Emerging Markets Opportunities Fund, the NACM Emerging Markets Opportunities Fund’s predecessor, paid the Fund’s administrator, Nicholas-Applegate, an aggregate amount of $887,635 in administration fees for the Fund’s fiscal year ended March 31, 2006.

The Distributor, the Administrator and their affiliates make payments to selected financial intermediaries (such as brokers or third party administrators) for providing shareholder services to shareholders holding Fund shares in nominee or street name, including, without limitation, the following services: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. These payments are made to financial intermediaries selected by the Distributor, the Administrator and/or their affiliates. The actual services provided, and the payments made for such services, vary from firm to firm. For these services, the Distributor, the Administrator and their affiliates pay (i) annual per account charges that in the aggregate generally range from $0 to $6 per account, and in some cases up to $12 per account, for networking fees for NSCC-cleared accounts and from $13 to $19 per account for services to omnibus accounts, or (ii) an annual fee at a rate of up to 0.25%, and in some cases to 0.35%, of the value of the assets in the relevant accounts. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Distributor, the Administrator and their affiliates and may be in addition to any (i) distribution and /or servicing (12b-1) fees and (ii) revenue sharing or “shelf space” fees described elsewhere herein paid to such financial intermediaries. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trust’s transfer agent for providing similar services to other accounts. The Distributor and the Administrator do not audit the financial intermediaries to determine whether such intermediaries are providing the services for which they are receiving such payments.

Administrative Services Arrangements with Respect to Class P Shares

Class P shares of the Funds may be offered through certain brokers and other financial intermediaries (“service agents”) that have established a shareholder servicing relationship with respect to the Trust on behalf of their customers, including sponsors of certain asset allocation, wrap fee and other similar programs. The Administrator currently estimates that it and/or its affiliates will pay up to 0.10% per annum of the value of assets in the relevant accounts out of the Class P administrative fees paid under the Administration Agreement to service agents for providing administrative, sub-transfer agency, sub-accounting and other shareholder services to Class P shareholders of the Funds. Such administrative services may include, but are not limited to, the following functions: receiving, aggregating and processing purchase, redemption and exchange orders at the service agent level; providing and maintaining elective services with respect to Class P shares such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for holders of Class P shares; maintaining account records for shareholders; answering questions and handling correspondence from shareholders about their accounts; issuing confirmations for transactions by shareholders; collecting and posting distributions to shareholder accounts; capturing and processing tax data; processing and mailing trade confirmations, monthly statements, prospectuses, shareholder reports and other SEC-required communications; and performing similar account administrative services. These payments are made to service agents selected by the Administrator and/or its affiliates. The actual services provided, and the payments made for such services, vary from firm to firm.

The above-described amounts paid to service agents would be in addition to amounts paid to the Trust’s transfer agents or other service providers. Service agents may impose additional or different conditions than the Trust on the purchases, redemptions or exchanges of Trust shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, redemptions or exchanges of Trust shares in addition to any fees charged by the Trust. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions. In addition, the Distributor, the Administrator and their affiliates may also make payments out of their own resources, at no cost to the Fund, to financial intermediaries for services which may be deemed to be primarily intended to result in the sale of Class P shares of the Fund.

DISTRIBUTION OF TRUST SHARES

Distributor and Multi-Class Plan

Allianz Global Investors Distributors LLC (the “Distributor”) serves as the principal underwriter of each class of the Trust’s shares pursuant to a distribution contract (the “Distribution Contract”) with the Trust. The Distributor is an indirect, wholly-owned subsidiary of Allianz Global Investors of America L.P. The Distributor, located at 1345 Avenue of the Americas, New York, NY 10105, is a broker-dealer registered with the Securities and Exchange Commission. The Distribution Contract is terminable with respect to a Fund or class of shares without penalty, at any time, by the Fund or class by not more than 60 days’ nor less than 30 days’ written notice to the Distributor, or by the Distributor upon not more than 60 days’ nor less than 30 days’ written notice to the Trust. The Distributor is not obligated to sell any specific amount of Trust shares and does not receive any compensation other than what is described below for executing securities transactions.

The Distribution Contract will continue in effect with respect to each Fund, and each class of shares thereof, for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the entire Board of Trustees or by the majority of the outstanding shares of the Fund or class, and (ii) by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect interest financial interest in the Distribution Contract or the Distribution and/or Servicing Plans described below, by vote cast in person at a meeting called for the purpose. If the Distribution Contract is terminated (or not renewed) with respect to one or more Funds or classes, it may continue in effect with respect to any Fund or class as to which it has not been terminated (or has been renewed).

The Trust currently offers up to eight classes of shares of each of the Funds: Class A, Class B, Class C, Class D, Class R, Class P, Institutional Class and Administrative Class shares.

Class A, Class B and Class C shares of the Trust are offered through financial institutions which have dealer agreements with the Distributor, or which have agreed to act as introducing brokers for the Distributor (“introducing brokers”). Certain types of investors are not eligible to invest in Class B shares. See the Guide for details.

Class D shares are generally offered to clients of financial service firms, such as broker-dealers or registered investment advisers, with which the Distributor has an agreement for the use of Allianz Funds in particular investment products, programs or accounts for which a fee may be charged.

Class P shares are offered primarily through certain asset allocation, wrap fee and other similar programs offered by broker-dealers and other intermediaries, and each Fund pays service fees to these entities for services they provide to Class P shareholders.

Class R shares are eligible for investment only by certain “Class R Eligible Plans,” as defined in the Guide.

Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations, and high net worth individuals (Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to the customers’ investments in the Funds). Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers, and other intermediaries, and each Fund pays service or distribution fees to such entities for services they provide to Administrative Class shareholders.

Under the Trust’s Multi-Class Plan, shares of each class of each Fund represent an equal pro rata interest in the Fund and, generally, have identical voting, dividend, liquidation, and other rights preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements; and (c) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

Each class of shares bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class. In addition, each class may, at the Trustees’ discretion, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust’s assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. For instance, the various classes pay different fees under the Administration Agreement based on the different levels of administrative services provided to each Class. See “Fund Administrator.” All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund. Each class may have a differing sales charge structure, and differing exchange and conversion features.

Contingent Deferred Sales Charge and Initial Sales Charge

As described in the Class A, B and C Prospectuses under the caption “Investment Options—Class A, B and C Shares,” a contingent deferred sales charge is imposed upon certain redemptions of Class A, Class B and Class C shares. No contingent deferred sales charge is currently imposed upon redemptions of Class D, Class P, Institutional Class or Administrative Class shares. Because contingent deferred sales charges are calculated on a series-by-series basis, shareholders should consider whether to exchange shares of one Fund for shares of another Fund, series of Allianz Multi-Strategy Funds or series of PIMCO Funds prior to redeeming an investment if such an exchange would reduce the contingent deferred sales charge applicable to such redemption.

During the fiscal years ended June 30, 2007, June 30, 2006 and June 30, 2005, the Distributor received the following aggregate amounts in contingent deferred sales charges on Class A shares, Class B shares and Class C shares of the Funds:

Class	Year Ended 6/30/07	Year Ended 6/30/06	Year Ended 6/30/05
Class A	$155,143	$202,004	$441,022
Class B	5,103,157	8,241,149	15,875,994
Class C	1,712,569	587,631	1,665,142

As described in the Class A, B and C Prospectus under the caption “Investment Options—Class A, B and C Shares,” Class A shares of the Trust are sold pursuant to an initial sales charge, which declines as the amount of the purchase reaches certain defined levels. For the fiscal years ended June 30, 2007, June 30, 2006 and June 30, 2005, the Distributor received an aggregate of $18,979,397, $10,190,822, and $17,219,791, respectively, and retained an aggregate of $1,966,820, $1,335,886, and $2,335,436, respectively, in initial sales charges paid by Class A shareholders of the Trust.

Distribution and Servicing Plans for Class A, Class B, Class C and Class R Shares

As stated in the Class A, B and C Prospectus under the caption “Investment Options—Class A, B and C Shares—Distribution and Servicing (12b-1) Plans” and in the Class R Prospectus under the caption “How to Buy and Sell Shares,” Class A, Class B, Class C and Class R shares of the Trust are continuously offered through participating brokers that are members of the Financial Industry Regulatory Authority (“FINRA” which was formerly NASD) and which have dealer agreements with the Distributor, or which have agreed to act as introducing brokers.

Pursuant to separate Distribution and Servicing Plans for Class A, Class B, Class C and Class R shares (the “Retail Plans”), the Distributor receives (i) in connection with the distribution of Class B, Class C and Class R shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust. Subject to the percentage limitations on these distribution and servicing fees set forth below, the distribution and servicing fees may be paid with respect to services rendered and expenses borne in the past with respect to Class A, Class B, Class C and Class R shares as to which no distribution and servicing fees were paid on account of such limitations.

The Distributor makes distribution and servicing payments to participating brokers and servicing payments to certain banks and other financial intermediaries (including certain benefit plans, their service providers and their sponsors) in connection with the sale of Class B, Class C and Class R shares and servicing payments to participating brokers, certain banks and other financial intermediaries in connection with the sale of Class A shares. In the case of Class A shares, these parties are also compensated based on the amount of the front-end sales charge reallowed by the Distributor, except in cases where Class A shares are sold without a front-end sales charge (although the Distributor may pay brokers additional compensation in connection with sales of Class A shares without a sales charge). In the case of Class B shares, participating brokers and other financial intermediaries are compensated by an advance of a sales commission by the Distributor. In the case of Class C shares, part or all of the first year’s distribution and servicing fee is generally paid at the time of sale. Pursuant to the Distribution Agreement, with respect to each Fund’s Class A, Class B, Class C and Class R shares, the Distributor bears various other promotional and sales related expenses, including the cost of printing and mailing prospectuses to persons other than current shareholders.

Class A Servicing Fees

As compensation for services rendered and expenses borne by the Distributor in connection with personal services rendered to Class A shareholders of the Trust and the maintenance of Class A shareholder accounts, the Trust pays the Distributor servicing fees up to the annual rate of 0.25% (calculated as a percentage of each Fund’s average daily net assets attributable to Class A shares).

Class B, Class C and Class R Distribution and Servicing Fees

As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class B, Class C and Class R shares of the Trust, and in connection with personal services rendered to Class B, Class C and Class R shareholders of the Trust and the maintenance of Class B, Class C and Class R shareholder accounts (including in each case the accounts of plan participants where shares are held by a benefit plan or its financial service firm through an omnibus account), the Trust pays the Distributor servicing and distribution fees up to the annual rates set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to Class B, Class C and Class R shares, respectively):

	Servicing Fee	Distribution Fee
Class B and Class C	0.25%	0.75%
Class R	0.25%	0.25%

The Retail Plans were adopted pursuant to Rule 12b-1 under the 1940 Act and are of the type known as “compensation” plans. This means that, although the Trustees of the Trust are expected to take into account the expenses of the Distributor and its predecessors in their periodic review of the Retail Plans, the fees are payable to compensate the Distributor for services rendered even if the amount paid exceeds the Distributor’s expenses.

The distribution fee applicable to Class B, Class C and Class R shares may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class B, Class C or Class R shares, respectively, including compensation to, and expenses (including overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of participating or introducing brokers who engage in distribution of Class B, Class C or Class R shares, printing of prospectuses and reports for other than existing Class B, Class C or Class R shareholders, advertising, and preparation, printing and distributions of sales literature. The servicing fee, which is applicable to Class A, Class B, Class C and Class R shares of the Trust, may be spent by the Distributor on personal services rendered to shareholders of the Trust and the maintenance of shareholder accounts, including compensation to, and expenses (including telephone and overhead expenses) of, financial consultants or other employees of participating or introducing brokers, certain banks and other financial intermediaries (including certain benefit plans, their service providers and their sponsors who provide services to plan participants) who aid in the processing of purchase or redemption requests or the processing of dividend payments, who provide information periodically to shareholders showing their positions in a Fund’s shares, who forward communications from the Trust to shareholders, who render ongoing advice concerning the suitability of particular investment opportunities offered by the Trust in light of the shareholders’ needs, who respond to inquiries from shareholders relating to such services, or who train personnel in the provision of such services. Distribution and servicing fees may also be spent on interest relating to unreimbursed distribution or servicing expenses from prior years.

Many of the Distributor’s sales and servicing efforts involve the Trust as a whole, so that fees paid by Class A, Class B, Class C, Class R or Administrative Class shares of any Fund may indirectly support sales and servicing efforts relating to the other share classes of the same Fund or the other Funds’ shares of the same or different classes. In reporting its expenses to the Trustees, the Distributor itemizes expenses that relate to the distribution and/or servicing of a single Fund’s shares, and allocates other expenses among the Funds based on their relative net assets. Expenses allocated to each Fund are further allocated among its classes of shares annually based on the relative sales of each class, except for any expenses that relate only to the sale or servicing of a single class. The Distributor may make payments to brokers (and with respect to servicing fees only, to certain banks and other financial intermediaries) of up to the following percentages annually of the average daily net assets attributable to shares in the accounts of their customers or clients:

All Funds(1)	Servicing Fee	Distribution Fee
Class A	0.25%	N/A
Class B(2)	0.25%	None
Class C (purchased before July 1, 1991)	0.25%	None
Class C(3) (purchased on or after July 1, 1991)	0.25%	0.75%
Class R	0.25%	0.25%

1.	Applies, in part, to Class A, Class B and Class C shares of the Trust issued to former shareholders of PIMCO Advisors Funds in connection with the reorganizations/mergers of series of PIMCO Advisors Funds as/with Funds of the Trust in transactions which took place on January 17, 1997.

2.	Payable only with respect to shares outstanding for one year or more.

3.	Payable only with respect to shares outstanding for one year or more (or a shorter period if the Distributor has an agreement with the broker to that effect) so long as such shares remain outstanding.

Some or all of the sales charges, distribution fees and servicing fees described above are paid or “reallowed” to the broker, dealer or financial adviser (collectively, “financial firms”) through which an investor purchases shares. With respect to Class B and Class C shares, the financial firms are also paid at the time of a purchase a commission equal to 4.00% and 1.00%, respectively, of an investment in such share classes. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including shares of the Trust) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks. Financial firms that receive distribution and/or servicing fees may in certain circumstances pay and/or reimburse all or a portion of those fees to their customers, although neither the Trust nor the Distributor are involved in establishing any such arrangements and may not be aware of their existence.

In addition, the Distributor, Allianz Global Fund Management and their affiliates from time to time make additional payments such as cash bonuses or provide other incentives to selected participating brokers and other financial firms as compensation for the sale or servicing of the Funds, including, without limitation, providing the Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Funds on the financial firms’ preferred or recommended fund list or otherwise identifying the Funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, granting the Distributor access to the financial firms’ financial consultants (including through the firms’ intranet websites) in order to promote the Funds, promotions in communications with financial firms’ customers such as in the firms’ internet websites or in customer newsletters, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. The actual services provided, and the payments made for such services, vary from firm to firm. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments are conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, all other series of the Trust, other funds sponsored by the Distributor, Allianz Global Fund Management and their affiliates together and/or a particular class of shares, during a specified period of time. The Distributor, Allianz Global Fund Management and/or their affiliates also make payments to certain financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with the Distributor, Allianz Global Fund Management and their affiliates.

The additional payments described above are made from the Distributor’s or Allianz Global Fund Management’s (or their affiliates’) own assets pursuant to agreements with brokers and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales. These payments are made to financial firms selected by the Distributor, Allianz Global Fund Management or their affiliates, generally to the financial firms that have sold significant amounts of shares of the Funds. The level of payments made to a financial firm in any given year will vary and generally will not exceed the sum of (a) 0.10% of such year’s fund sales by that financial firm and (b) 0.06% of the assets attributable to that financial firm invested in equity funds sponsored by the Distributor and 0.03% of the assets invested in fixed-income funds sponsored by the Distributor. In certain cases, the payments described in the preceding sentence are subject to certain minimum payment levels. In some caes, in lieu of payments pursuant to the foregoing formulae, the Distributor, Allianz Global Fund Management and/or their affiliates make payments of an agreed-upon amount which will not exceed the amount that would have been payable pursuant to the formulae. There are a few relationships on different bases. Currently, the payments described above are generally not made with respect to Class R, Administrative Class or Institutional Class shares. In some cases, in addition to payments described above, the Distributor, Allianz Global Fund Management and their affiliates will make payments for special events such as a conference or seminar sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

As of the date of this Statement of Additional Information, the Distributor and Allianz Global Fund Management anticipate that the firms that will receive the additional payments described above for distribution services and/or educational support include:

AG Edwards & Sons, Inc.

American Express Financial Advisors, Inc.

Ameriprise Financial Services, Inc.

Associated Financial Group, Inc.

AXA Advisors, LLC

Banc One Securities

Bank of America Investment Services, Inc.

Chase Investment Services, Inc.

Citigroup

Comerica Securities

Commonwealth Financial Network

E*TRADE

First Allied Securities, Inc.

Janney Montgomery Scott

Jefferson Pilot Securities Corporation

Legg Mason Wood Walker, Inc.

Linsco/Private Ledger Corporation

McDonald Investments

Merrill Lynch, Pierce, Fenner & Smith Inc.

ML Stern & Co.

Morgan Stanley & Co.

Mutual Service Corporation

NatCity Investments

National Planning Holdings, Inc.

Northwestern Mutual Investment Services LLC

Oppenheimer & Co., Inc.

Piper Jaffray

Raymond James & Associates

Raymond James Financial Services

RBC Dain Rauscher, Inc.

RW Baird

Securities America, Inc.

Sterne Agee

Summit Brokerage Services Inc.

SunTrust Investment Services

UBS Financial Services Inc.

United Planners’ Financial Services of America

US Allianz Securities

Wachovia Securities, Inc.

Waterstone Financial Group

Wells Fargo Investments

WM Financial Services

The Distributor expects that additional firms may be added to this list from time to time. Wholesale representatives of the Distributor, Allianz Global Fund Management and their affiliates visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although the Funds use financial firms that sell Fund shares to effect transactions for the Funds’ portfolio, the Funds, Allianz Global Fund Management and the Sub-Advisers will not consider the sale of Fund shares as a factor when choosing financial firms to make those transactions.

If in any year the Distributor’s expenses incurred in connection with the distribution of Class B, Class C and Class R shares and, for Class A, Class B, Class C and Class R shares, in connection with the servicing of shareholders and the maintenance of shareholder accounts, exceed the distribution and/or servicing fees paid by the Trust, the Distributor would recover such excess only if the Retail Plan with respect to such class of shares continues to be in effect in some later year when such distribution and/or servicing fees exceed the Distributor’s expenses. The Trust is not obligated to repay any unreimbursed expenses that may exist at such time, if any, as the relevant Retail Plan terminates.

Each Retail Plan may be terminated with respect to any Fund to which the Plan relates by vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Contract (“disinterested Retail Plan Trustees”), or by vote of a majority of the outstanding voting securities of the relevant class of that Fund. Any change in any Retail Plan that would materially increase the cost to the class of shares of any Fund to which the Plan relates requires approval by the affected class of shareholders of that Fund. The Trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred. Each Retail Plan may be amended by vote of the Trustees, including a majority of the disinterested Retail Plan Trustees, cast in person at a meeting called for the purpose. As long as the Retail Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested Trustees.

The Retail Plans will continue in effect with respect to each Fund, and each class of shares thereof, for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the disinterested Retail Plan Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for the purpose of voting on such approval.

If a Retail Plan is terminated (or not renewed) with respect to one or more Funds or classes thereof, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

The Trustees believe that the Retail Plans will provide benefits to the Trust. In this regard, the Trustees believe that the Retail Plans will result in greater sales and/or fewer redemptions of Trust shares, although it is impossible to know for certain the level of sales and redemptions of Trust shares that would occur in the absence of the Retail Plans or under alternative distribution schemes. Although the expenses of the Funds are essentially fixed, the Trustees believe that the effect of the Retail Plans on sales and/or redemptions may benefit the Trust by allowing the Funds to take advantage of “break points” in the Funds’ administrative fees and/or by affording greater flexibility to the Sub-Advisers. From time to time, expenses of the Distributor incurred in connection with the sale of Class B, Class C and Class R shares of the Trust, and in connection with the servicing of Class A, Class B, Class C and Class R shareholders and the maintenance of shareholder accounts, may exceed the distribution and servicing fees collected by the Distributor. The Trustees consider such unreimbursed amounts, among other factors, in determining whether to cause the Funds to continue payments of distribution and servicing fees in the future with respect to Class A, Class B, Class C and Class R shares.

Payments Pursuant to Class A Plans

For the fiscal years ended June 30, 2007, June 30, 2006 and June 30, 2005, the Trust paid the Distributor an aggregate of $19,623,597 $15,299,710 and $15,498,005, respectively, pursuant to the Class A Retail Plan. Such payments were allocated among the operational Funds as follows (those Funds that had not yet commenced operations during the periods shown are not included):

Fund	Year Ended 6/30/07	Year Ended 6/30/06	Year Ended 6/30/05
AGI Multi-Style Fund	$172,526	$137,587	$107,158
CCM Capital Appreciation Fund	1,002,644	748,109	510,395
CCM Focused Growth Fund	847	N/A	N/A
CCM Mid-Cap Fund(1)	840,430	732,039	402,643
NACM Emerging Markets Opportunities Fund(1)	9,176	N/A	N/A
NACM Global Fund	30,606	16,912	5,766
NACM Growth Fund	13,589	2,226	978
NACM Income & Growth Fund	59	N/A	N/A
NACM International Fund	689,279	184,166	10,241
NACM Mid-Cap Growth Fund	N/A	N/A	N/A
NACM Pacific Rim Fund	247,640	131,114	56,169
NACM Value Fund(1)	N/A	N/A	1,127
NFJ All-Cap Value Fund	15,195	8,730	5,784
NFJ Dividend Value Fund(1)	5,511,928	1,386,164	388,111
NFJ International Value Fund	330,800	63,653	84
NFJ Large-Cap Value Fund(1)	241,952	62,243	18,587
NFJ Mid-Cap Value Fund	8,189	N/A	N/A
NFJ Small-Cap Value Fund	4,592,459	4,274,016	3,392,538
OCC Core Equity Fund(1)	4,363	505	6
OCC Equity Premium Strategy Fund(1)	70,185	60,728	61,614
OCC Growth Fund	230,029	215,405	228,606
OCC Opportunity Fund	150,939	137,647	135,385
OCC Renaissance Fund(1)	2,120,744	3,528,891	5,930,733
OCC Target Fund	416,143	457,572	488,884
OCC Value Fund(1)	1,583,975	1,900,125	2,642,071
RCM Biotechnology Fund	28,171	41,404	35,591
RCM Global Resources Fund	7,248	696	0
RCM Global Small-Cap Fund	200,374	121,280	40,536
RCM Healthcare Fund	34,733	42,561	38,959
RCM Innovation Fund(1)	N/A	N/A	555,442
RCM International Growth Equity Fund	47,820	37,355	26,222
RCM Large-Cap Growth Fund	139,149	129,461	99,588
RCM Mid-Cap Fund	9,550	9,989	7,555
RCM Small-Cap Growth Fund	N/A	N/A	N/A
RCM Strategic Growth Fund	1,617	120	0
RCM Targeted Core Growth Fund(1)	N/A	21,024	33,477
RCM Technology Fund	871,238	847,987	273,755

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

During the fiscal year ended June 30, 2007, the amounts collected pursuant to the Class A Retail Plan were used as follows by the Distributor: sales commissions and other compensation to sales personnel, $16,680,059; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders) and other expenses (including data processing, legal, operations and financing charges and expenses), $2,943,538. These totals, allocated among (i) compensation and (ii) sales material and other expenses for each Fund, were as follows (those Funds that had not yet commenced operations during this period are not included):

Fund	Compensation	Sales Material and Other Expenses	Total
AGI Multi-Style Fund	$146,647	$25,879	$172,526
CCM Capital Appreciation Fund	852,247	150,397	1,002,644
CCM Mid-Cap Fund(1)	714,366	126,064	840,430
CCM Focused Growth Fund	720	127	847
NACM Emerging Markets Opportunities Fund(1)	7,800	1,376	9,176
NACM Global Fund	26,015	4,591	30,606
NACM Growth Fund	11,551	2,038	13,589
NACM Income & Growth Fund	50	9	59
NACM International Fund	585,887	103,392	689,279
NACM Mid-Cap Growth Fund	0	N/A	N/A
NACM Pacific Rim Fund	210,494	37,146	247,640
NFJ All-CapValue Fund	12,916	2,279	15,195
NFJ Dividend Value Fund(1)	4,685,139	826,789	5,511,928
NFJ International Value Fund	281,180	49,620	330,800
NFJ Large-Cap Value Fund(1)	205,659	36,293	241,952
NFJ Mid-Cap Value Fund	6,961	1,228	8,189
NFJ Small-Cap Value Fund	3,903,590	688,869	4,592,459
OCC Core Equity(1)	3,709	654	4,363
OCC Equity Premium Strategy Fund(1)	59,657	10,528	70,185
OCC Growth Fund	195,525	34,504	230,029
OCC Opportunity Fund	128,298	22,641	150,939
OCC Renaissance Fund(1)	1,802,632	318,112	2,120,744
OCC Target Fund	353,722	62,421	416,143
OCC Value Fund(1)	1,346,379	237,596	1,583,975
RCM Biotechnology Fund	23,945	4,226	28,171
RCM Global Resources Fund	6,161	1,087	7,248

Fund	Compensation	Sales Material and Other Expenses	Total
RCM Global Small-Cap Fund	170,318	30,056	200,374
RCM Healthcare Fund	29,523	5,210	34,733
RCM International Growth Equity Fund	40,647	7,173	47,820
RCM Large-Cap Growth Fund	118,277	20,872	139,149
RCM Mid-Cap Fund	8,118	1,432	9,550
RCM Small-Cap Growth Fund	N/A	N/A	N/A
RCM Strategic Growth Fund	1,374	243	1,617
RCM Technology Fund	740,552	130,686	871,238

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

Payments Pursuant to Class B Plans

For the fiscal years ended June 30, 2007, June 30, 2006 and June 30, 2005, the Trust paid the Distributor an aggregate of $$23,397,035,, $25,205,841, and $28,074,729, respectively, pursuant to the Class B Retail Plan. Such payments were allocated among the operational Funds as follows (those Funds that had not yet commenced operations during the periods shown are not included):

Fund	Year Ended 6/30/07	Year Ended 6/30/06	Year Ended 6/30/05
AGI Multi-Style Fund	$818,998	$758,149	$678,518
CCM Capital Appreciation Fund	672,290	737,750	672,915
CCM Mid-Cap Fund(1)	708,138	793,347	598,592
NACM Global Fund	179,343	90,289	23,008
NACM Growth Fund	38,128	14,881	9,249
NACM Pacific Rim Fund	396,049	209,758	83,861
NACM Value Fund(1)	N/A	N/A	6,004
NFJ All-Cap Value Fund(1)	55,479	35,386	17,004
NFJ Dividend Value Fund(1)	3,986,537	1,999,397	741,331
NFJ Large-Cap Value Fund(1)	320,983	237,151	51,274
NFJ Small-Cap Value Fund	2,878,412	3,126,866	3,228,517
OCC Renaissance Fund(1)	6,470,703	9,003,883	12,499,203
OCC Value Fund(1)	3,891,589	4,487,199	5,205,878
OCC Equity Premium Strategy Fund(1)	157,248	179,983	216,084
OCC Growth Fund	266,597	359,508	484,628
OCC Opportunity Fund	177,482	186,257	202,360
OCC Target Fund	557,495	740,559	907,572
RCM Biotechnology Fund	54,264	79,792	78,990
RCM Healthcare Fund	71,653	93,571	91,459
RCM Global Small-Cap Fund	502,464	325,992	112,847
RCM Technology Fund	916,239	1,533,653	214,519
RCM Innovation Fund(1)	N/A	N/A	1,733,245
RCM International Growth Equity Fund	145,215	88,168	58,610
RCM Large-Cap Growth Fund	108,407	101,088	81,322
RCM Mid-Cap Fund	23,322	23,227	15,046
RCM Targeted Core Growth Fund(1)	N/A	47,417	62,693

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

During the fiscal year ended June 30, 2007, the amounts collected pursuant to the Class B Retail Plan were used as follows by the Distributor: sales commissions and other compensation to sales personnel, $19,887,481; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders), and other expenses (including data processing, legal, operations and financing charges and expenses), $3,509,554. These totals, allocated among (i) compensation and (ii) sales material and other expenses for each Fund, were as follows (those Funds that had not yet commenced operations during this period are not included):

Fund	Compensation	Sales Material and Other Expenses	Total
AGI Multi-Style Fund	$696,148	$122,850	$818,998
CCM Capital Appreciation Fund	571,447	100,843	672,290
CCM Mid-Cap Fund(1)	601,917	106,221	708,138
NACM Global Fund	152,442	26,901	179,343
NACM Growth Fund	32,409	5,719	38,128
NACM Pacific Rim Fund	336,642	59,407	396,049
NFJ All-Cap Value Fund(1)	47,157	8,322	55,479
NFJ Dividend Value Fund(1)	3,388,556	597,981	3,986,537
NFJ Large-Cap Value Fund(1)	272,836	48,147	320,983

Fund	Compensation	Sales Material and Other Expenses	Total
NFJ Small-Cap Value Fund	2,446,650	431,762	2,878,412
OCC Renaissance Fund(1)	5,500,098	970,605	6,470,703
OCC Value Fund(1)	3,307,851	583,738	3,891,589
OCC Equity Premium Strategy Fund(1)	133,661	23,587	157,248
OCC Growth Fund	226,607	39,990	266,597
OCC Opportunity Fund	150,860	26,622	177,482
OCC Target Fund	473,871	83,624	557,495
RCM Biotechnology Fund	46,124	8,140	54,264
RCM Healthcare Fund	60,905	10,748	71,653
RCM Global Small-Cap Fund	427,094	75,370	502,464
RCM Technology Fund	778,803	137,436	916,239
RCM International Growth Equity Fund	123,433	21,782	145,215
RCM Large-Cap Growth Fund	92,146	16,261	108,407
RCM Mid-Cap Fund	19,824	3,498	23,322

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

Payments Pursuant to Class C Plans

For the fiscal years ended June 30, 2007, June 30, 2006 and June 30, 2005, the Trust paid the Distributor an aggregate of $$50,603,194, $46,157,831, and $50,453,646, respectively, pursuant to the Class C Retail Plan. Such payments were allocated among the operational Funds as follows (those Funds that had not yet commenced operations during the periods shown are not included):

Fund	Year Ended 6/30/07	Year Ended 6/30/06	Year Ended 6/30/05
AGI Multi-Style Fund	$1,556,612	$1,296,137	$1,114,688
CCM Capital Appreciation Fund	1,354,267	1,299,069	1,029,264
CCM Focused Growth Fund	3,340	1,299,069	1,029,264
CCM Mid-Cap Fund(1)	1,066,242	1,162,152	795,774
NACM Emerging Markets Opportunities Fund	9,819	N/A	N/A
NACM Global Fund	113,117	77,560	29,908
NACM Growth Fund	32,816	6,783	3,520
NACM Income & Growth Fund	140	N/A	N/A
NACM International Fund	1,396,677	362,082	23,334
NACM Pacific Rim Fund	799,242	356,182	144,841
NACM Value Fund(1)	N/A	N/A	4,623
NFJ All-Cap Value Fund(1)	67,834	53,739	36,018
NFJ Dividend Value Fund(1)	12,602,338	4,671,416	1,509,774
NFJ International Value Fund	768,375	133,933	97
NFJ Large-Cap Value Fund(1)	537,278	242,690	72,479
NFJ Mid-Cap Value Fund	8,452	N/A	N/A
NFJ Small-Cap Value Fund	5,785,527	5,973,320	5,698,483
OCC Core Equity Fund(1)	3,638	605	25
OCC Renaissance Fund(1)	6,787,186	10,154,298	16,090,696
OCC Value Fund(1)	4,847,269	6,075,531	7,941,624
OCC Equity Premium Strategy Fund(1)	196,102	207,278	260,701
OCC Growth Fund	4,156,475	4,563,656	5,317,400
OCC Opportunity Fund	1,389,325	1,464,549	1,535,140
OCC Target Fund	4,152,670	4,717,734	5,313,740
RCM Biotechnology Fund	67,186	86,516	87,980
RCM Global Resources Fund	22,393	1,021	0
RCM Healthcare Fund	65,205	94,775	92,428
RCM Global Small-Cap Fund	459,001	299,315	161,403
RCM Technology Fund	1,802,543	2,250,548	340,817
RCM Innovation Fund(1)	N/A	N/A	2,318,105
RCM International Growth Equity Fund	412,957	365,194	347,811
RCM Large-Cap Growth Fund	108,464	95,194	74,202
RCM Mid-Cap Fund	30,498	31,209	20,993
RCM Strategic Growth Fund	206	24	0
RCM Targeted Core Growth Fund(1)	N/A	66,515	87,778

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

During the fiscal year ended June 30, 2007, the amounts collected pursuant to the Class C Retail Plan were used as follows by the Distributor: sales commissions and other compensation to sales personnel, $$43,012,714; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders) and other expenses (including data processing, legal, operations and financing charges and expenses), $7,590,480. These totals, allocated among (i) compensation and (ii) sales material and other expenses for each Fund, were as follows (those Funds that had not yet commenced operations during this period are not included):

Fund	Compensation	Sales Material and Other Expenses	Total
AGI Multi-Style Fund	$1,323,120	$233,492	$1,556,612
CCM Capital Appreciation Fund	1,151,127	203,140	1,354,267
CCM Focused Growth Fund	2,839	501	3,340
CCM Mid-Cap Fund(1)	906,306	159,936	1,066,242
NACM Emerging Markets Opportunities Fund(1)	8,346	1,473	9,819
NACM Global Fund	96,149	16,968	113,117
NACM Growth Fund	27,894	4,922	32,816
NACM Income & Growth Fund	119	21	140
NACM International Fund	1,187,175	209,502	1,396,677
NACM Pacific Rim Fund	679,356	119,886	799,242
NFJ All-Cap Value Fund(1)	57,659	10,175	67,834
NFJ Dividend Value Fund(1)	10,711,987	1,890,351	12,602,338
NFJ International Value Fund	653,119	115,256	768,375
NFJ Large-Cap Value Fund(1)	456,686	80,592	537,278
NFJ Mid-Cap Value Fund	7,184	1,268	8,452
NFJ Small-Cap Value Fund	4,917,698	867,829	5,785,527
OCC Core Equity Fund(1)	3,092	546	3,638
OCC Renaissance Fund(1)	5,769,108	1,018,078	6,787,186
OCC Value Fund(1)	4,120,179	727,090	4,847,269
OCC Equity Premium Strategy Fund(1)	166,687	29,415	196,102
OCC Growth Fund	3,533,004	623,471	4,156,475
OCC Opportunity Fund	1,180,926	208,399	1,389,325
OCC Target Fund	3,529,770	622,900	4,152,670
RCM Biotechnology Fund	57,108	10,078	67,186
RCM Healthcare Fund	55,424	9,781	65,205
RCM Global Resources Fund	19,034	3,359	22,393
RCM Global Small-Cap Fund	390,151	68,850	459,001
RCM Technology Fund	1,532,162	270,381	1,802,543
RCM International Growth Equity Fund	351,013	61,944	412,957
RCM Large-Cap Growth Fund	92,194	16,270	108,464
RCM Mid-Cap Fund	25,923	4,575	30,498
RCM Strategic Growth Fund	175	31	206

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

Payments Pursuant to Class R Plan

For the fiscal years ended June 30, 2007, June 30, 2006 and June 30, 2005, the Trust paid the Distributor as aggregate of $1,306,206, $746,743, and $386,491, respectively, pursuant to the Class R Retail Plan. Such payments were allocated among the operational Funds as follows (those Funds that had not yet commenced operations during the periods shown are not included):

Fund	Year Ended 6/30/07	Year Ended 6/30/06	Year Ended 6/30/05
CCM Capital Appreciation Fund	$84,480	$44,850	$7,744
CCM Mid-Cap Fund(1)	207,225	148,123	48,884
NACM Global Fund	564	101	77
NACM International Fund	109	25	N/A
NFJ Dividend Value Fund(1)	402,937	35,588	902
NFJ Large-Cap Value	1,416	24	0
NFJ Small-Cap Value Fund	302,998	170,443	52,184
OCC Renaissance Fund	175,870	212,916	173,209
OCC Value Fund	153,249	128,205	100,896
OCC Equity Premium Strategy Fund	320	728	602
OCC Growth Fund	6,498	3,535	1,210
RCM Large-Cap Growth Fund	23,551	1,406	415
RCM Mid-Cap Fund	989	800	368

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

During the fiscal year ended June 30, 2007, the amounts collected pursuant to the Class R Retail Plan were used as follows by the Distributor: sales commissions and other compensation to sales personnel, $1,156,175; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders) and other expenses (including data processing, legal, operations and financing charges and expenses), $204,031. These totals, allocated among (i) compensation and (ii) sales material and other expenses for each Fund, were as follows (those Funds that had not yet commenced operations during this period are not included):

Fund	Compensation	Sales Material and Other Expenses	Total
CCM Capital Appreciation Fund	$71,808	$12,672	$84,480
CCM Mid-Cap Fund(1)	176,141	31,084	207,225
NACM Global Fund	479	85	564
NACM International Fund	93	16	109
NFJ Dividend Value Fund(1)	342,496	60,441	402,937
NFJ Large-Cap Value Fund	1,204	212	1,416
NFJ Small-Cap Value Fund	257,548	45,450	302,998
OCC Renaissance Fund(1)	149,490	26,380	175,870
OCC Value Fund(1)	130,262	22,987	153,249
OCC Equity Premium Strategy Fund(1)	272	48	320
OCC Growth Fund	5,523	975	6,498
RCM Large-Cap Growth Fund	20,018	3,533	23,551
RCM Mid-Cap Fund	841	148	989

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about the Fund.

From time to time, expenses of principal underwriters incurred in connection with the distribution of Class B, Class C and Class R shares of the Funds, and in connection with the servicing of Class A, Class B, Class C and Class R shareholders of the Funds and the maintenance of Class A, Class B, Class C and Class R shareholder accounts, may exceed the distribution and/or servicing fees collected by the Distributor. As of June 30, 2007, such expenses were approximately $96,632,000 in excess of payments under the Class A Plan, $159,000 in excess of payments under the Class B Plan, and $1,295,000 in excess of payments under the Class R Plan. In contrast, in some cases these expenses are less than the amounts collected by the Distributor. As of June 30, 2007, payments under the Class C Plan exceeded such expenses by $(6,692,000).

The allocation of such excess among the Funds listed below as of June 30, 2007 was as follows (those Funds that had not yet commenced operations during this period are not included):

Fund	Class A	Class B	Class C	Class R
AGI Multi-Style Fund	$957,000	($1,401,000)	$289,000	N/A
CCM Capital Appreciation Fund	4,496,000	(783,000)	102,000	57,000
CCM Focused Growth Fund	3,000	N/A	11,000	N/A
CCM Mid-Cap Fund(1)	5,477,000	(785,000)	10,000	181,000
NACM Emerging Markets Opportunities Fund(1)	40,000	N/A	25,000	N/A
NACM Global Fund	17,000	(184,000)	11,000	0
NACM Growth Fund	61,000	(33,000)	27,000	N/A
NACM Income & Growth Fund	1,000	N/A	2,000	N/A
NACM International Fund	885,000	N/A	781,000	0
NACM Pacific Rim Fund	346,000	(38,000)	324,000	N/A
NFJ All-Cap Value Fund	(581,000)	(43,000)	22,000	N/A
NFJ Dividend Value Fund(1)	11,437,000	(784,000)	7,175,000	430,000
NFJ International Value Fund	803,000	N/A	792,000	N/A
NFJ Large-Cap Value Fund(1)	1,894,000	(214,000)	507,000	5,000
NFJ Mid-Cap Value Fund	30,000	N/A	22,000	N/A
NFJ Small-Cap Value Fund	12,434,000	(1,752,000)	94,000	261,000
OCC Core Equity Fund(1)	9,000	0	0	N/A
OCC Renaissance Fund(1)	15,794,000	750,000	(417,000)	236,000
OCC Value Fund(1)	3,609,000	(1,273,000)	3,046,000	133,000
OCC Equity Premium Strategy Fund(1)	434,000	105,000	410,000	2,000
OCC Growth Fund(1)	14,687,000	4,130,000	(17,654,000)	(25,000)
OCC Opportunity Fund(1)	5,854,000	104,000	(8,649,000)	0
OCC Target Fund(1)	14,059,000	5,112,000	5,109,000	0
RCM Biotechnology Fund	162,000	4,000	107,000	N/A
RCM Global Resources Fund	6,000	0	11,000	N/A
RCM Healthcare Fund	140,000	(107,000)	44,000	N/A
RCM Global Small-Cap Fund	219,000	(417,000)	133,000	N/A
RCM Technology Fund	1,456,000	(2,161,000)	(67,000)	N/A
RCM International Growth Equity Fund	1,480,000	166,000	1,046,000	N/A
RCM Large-Cap Growth Fund	382,000	(184,000)	(4,000)	14,000
RCM Mid-Cap Fund	39,000	(53,000)	(1,000)	1,000
RCM Strategic Growth Fund	2,000	N/A	0	N/A

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

The allocation of such excess among the Funds, calculated as a percentage of net assets of each Fund listed below as of June 30, 2007, was as follows (those Funds that had not yet commenced operations during this period are not included):

Fund	Class A	Class B	Class C	Class R
AGI Multi-Style Fund	1.36%	-1.69%	0.17%	0.00%
CCM Capital Appreciation Fund	1.00%	-1.29%	0.08%	0.31%
CCM Focused Growth Fund	0.17%	0.00%	0.81%	0.00%
CCM Mid-Cap Fund(1)	1.64%	-1.21%	0.01%	0.38%
NACM Emerging Markets Opportunities Fund(1)	0.25%	0.00%	0.58%	0.00%
NACM Global Fund	0.13%	-0.85%	0.09%	0.00%

Fund	Class A	Class B	Class C	Class R
NACM Growth Fund	0.65%	-0.51%	0.39%	0.00%
NACM Income & Growth Fund	0.41%	0.00%	1.03%	0.00%
NACM International Fund	0.23%	0.00%	0.39%	0.00%
NACM Pacific Rim Fund	0.26%	-0.08%	0.31%	0.00%
NFJ All-Cap Value Fund(1)	-6.74%	-0.70%	0.26%	0.00%
NFJ Dividend Value Fund(1)	0.33%	-0.16%	0.41%	0.28%
NFJ International Value Fund	0.27%	0.00%	0.51%	0.00%
NFJ Large-Cap Value Fund(1)	0.90%	-0.51%	0.53%	0.30%
NFJ Mid-Cap Value Fund	0.35%	0.00%	0.73%	0.00%
NFJ Small-Cap Value Fund	0.63%	-0.61%	0.02%	0.34%
OCC Core Equity Fund(1)	0.45%	0.00%	0.00%	0.00%
OCC Renaissance Fund(1)	2.05%	0.13%	-0.07%	0.70%
OCC Value Fund(1)	0.57%	-0.34%	0.65%	0.38%
OCC Equity Premium Strategy Fund(1)	1.49%	0.67%	1.85%	7.41%
OCC Growth Fund(1)	13.72%	16.04%	-4.14%	-1.50%
OCC Opportunity Fund(1)	8.48%	0.61%	-5.84%	0.00%
OCC Target Fund(1)	8.00%	10.12%	1.18%	0.00%
RCM Biotechnology Fund	1.66%	0.09%	1.94%	0.00%
RCM Global Resources Fund	0.11%	0.00%	0.25%	0.00%
RCM Healthcare Fund	1.18%	-1.73%	0.79%	0.00%
RCM Global Small-Cap Fund	0.22%	-0.73%	0.23%	0.00%
RCM Technology Fund	0.38%	-3.26%	-0.04%	0.00%
RCM International Growth Equity Fund	6.82%	1.02%	2.32%	0.00%
RCM Large-Cap Growth Fund	0.75%	-1.71%	-0.04%	0.29%
RCM Mid-Cap Fund	1.07%	-2.20%	-0.04%	0.43%
RCM Strategic Growth Fund	0.25%	0.00%	0.00%	0.00%

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

Distribution and Administrative Services Plans for Administrative Class Shares

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of each Fund. The Trust also has adopted an Administrative Distribution Plan (together with the Administrative Services Plan, the “Administrative Plans”) with respect to the Administrative Class shares of each Fund.

Under the terms of the Administrative Distribution Plan, the Trust is permitted to reimburse, out of the assets attributable to the Administrative Class shares of each applicable Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries for costs and expenses incurred in connection with the distribution and marketing of Administrative Class shares and/or the provision of certain shareholder services to its customers that invest in Administrative Class shares of the Funds. Such services may include, but are not limited to, the following: providing facilities to answer questions from prospective investors about a Fund; receiving and answering correspondence, including requests for prospectuses and statements of additional information; preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders; complying with federal and state securities laws pertaining to the sale of Administrative Class shares; and assisting investors in completing application forms and selecting dividend and other account options.

Under the terms of the Administrative Services Plan, the Trust is permitted to reimburse, out of the assets attributable to the Administrative Class shares of each Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide certain administrative services for Administrative Class shareholders. Such services may include, but are not limited to, the following: receiving, aggregating and processing shareholder orders; furnishing shareholder sub-accounting; providing and maintaining elective shareholder services such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; and performing similar account administrative services.

In addition, financial intermediaries that receive fees under the Administrative Distribution Plan or the Administrative Services Plan may in turn pay and/or reimburse all or a portion of those fees to their customers.

The same entity may be the recipient of fees under both the Administrative Distribution Plan and the Administrative Services Plan, but may not receive fees under both plans with respect to the same assets. Fees paid pursuant to either Plan may be paid for shareholder services and the maintenance of shareholder accounts, and therefore may constitute “service fees” for purposes of applicable rules of the FINRA. The Administrative Distribution Plan has been adopted in accordance with the requirements of Rule 12b-1 under the 1940 Act and will be administered in accordance with the provisions of that rule.

Each Administrative Plan provides that it may not be amended to increase materially the costs which Administrative Class shareholders may bear under the Plan without the approval of a majority of the outstanding voting securities of the Administrative Class, and by vote of a majority of both (i) the Trustees of the Trust and (ii) those Trustees (“disinterested Administrative Plan Trustees”) who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it, cast in person at a meeting called for the purpose of voting on the Plan and any related amendments.

Each Administrative Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Trustees and the disinterested Administrative Plan Trustees. Each Administrative Plan provides that any person authorized to direct the disposition of monies paid or payable by a class pursuant to the Plan or any related agreement shall provide to the Trustees, and the Board shall review at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

Each Administrative Plan is a “reimbursement plan,” which means that fees are payable to the relevant financial intermediary only to the extent necessary to reimburse expenses incurred pursuant to such plan. Each Administrative Plan provides that expenses payable under the Plan may be carried forward for reimbursement for up to twelve months beyond the date in which the expense is incurred, subject to the limit that not more than 0.25% of the average daily net assets of Administrative Class shares may be used in any month to pay expenses under the Plan. Each Administrative Plan requires that Administrative Class shares incur no interest or carrying charges.

Rules of the FINRA limit the amount of distribution fees that may be paid by mutual funds. “Service fees,” defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency services) are not subject to the limits. The Trust believes that some, if not all, of the fees paid pursuant to both Administrative Plans will qualify as “service fees” and therefore will not be limited by FINRA rules.

Additional Information About Institutional and Administrative Class Shares

Institutional and Administrative Class shares of the Trust may also be offered through brokers, other financial intermediaries and other entities, such as benefit or savings plans and their sponsors or service providers (“service agents”), that have established a shareholder servicing relationship with respect to the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service and/or distribution fees paid with respect to Administrative Class shares. The Distributor, Allianz Global Fund Management and their affiliates may pay, out of their own assets at no cost to the Funds, amounts to service agents for providing bona fide shareholder services to shareholders holding Institutional or Administrative Class shares through such service agents. Such services may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports and shareholder notices and other SEC required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. Service agents may impose additional or different conditions than the Trust on the purchase, redemption or exchanges of Trust shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection which purchases, sales and redemption of Trust shares in addition to any fees charged by the Trust. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions. In addition, the Distributor, Allianz Global Fund Management and their affiliates may also make payments out of their own resources, at no cost to the Funds, to financial intermediaries for services which may be deemed to be primarily intended to result in the sale of Institutional and Administrative Class shares of the Funds. The payments described in this paragraph may be significant to the payors and the payees.

Payments Pursuant to the Administrative Plans

For the fiscal years ended June 30, 2007, June 30, 2006 and June 30, 2005, the Trust paid qualified service providers an aggregate of $4,732,001, $4,420,942, and $3,047,548, respectively, pursuant to the Administrative Services Plan and the Administrative Distribution Plan for the Funds listed below and were allocated among the operational Funds as follows (those Funds that had not yet commenced operations during the periods shown are not included):

Fund	Year Ended 6/30/07	Year Ended 6/30/06	Year Ended 6/30/05
AGI Multi-Style Fund	$0	$0	$0
CCM Capital Appreciation Fund	1,250,456	1,043,236	632,123
CCM Emerging Companies Fund	132,110	146,626	145,207
CCM Focused Growth Fund	18	0	0
CCM Mid-Cap Fund(1)	644,733	679,777	520,374
NACM Global Fund	244	49	40
NACM Growth Fund	230	35	32
NACM International Fund	527	12	0
NACM Value Fund(1)	N/A	N/A	19
NFJ All-Cap Value Fund(1)	263	48	42
NFJ Dividend Value Fund(1)	242,158	13,344	3,808
NFJ Large-Cap Value Fund(1)	3,291	0	0
NFJ Small-Cap Value Fund	1,827,997	1,611,367	832,660
OCC Renaissance Fund(1)	219,506	459,373	413,521
OCC Value Fund(1)	225,472	240,320	280,340
OCC Equity Premium Strategy Fund(1)	(4,051)	1,634	1,879
OCC Growth Fund	(1,095)	256	289
OCC Opportunity Fund	(1,028)	7,747	8,315
OCC Target Fund	(156)	548	673
RCM Technology Fund	58,651	42,394	315
RCM Innovation Fund(1)	N/A	0	10,430
RCM International Growth Equity Fund	(4,382)	865	796
RCM Large-Cap Growth Fund	134,430	173,161	196,675
RCM Mid-Cap Fund	2,603	144	28
RCM Strategic Growth Fund	22	6	0

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

The remaining Funds did not make payments under either Administrative Plan.

Plan for Class D Shares

As described above under “Management of the Trust—Fund Administrator,” the Trust’s Administration Agreement includes a plan (the “Class D Plan”) adopted in conformity with Rule 12b-1 under the 1940 Act which provides for the payment of up to 0.25% of the Class D administrative fees as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares.

Specifically, the Administration Agreement provides that the Administrator shall provide in respect of Class D shares (either directly or by procuring through other entities, including various financial services firms such as broker-dealers and registered investment advisers (“Service Organizations”)) some or all of the following services and facilities in connection with direct purchases by shareholders or in connection with products, programs or accounts offered by such Service Organizations (“Special Class D Services”): (i) facilities for placing orders directly for the purchase of a Fund’s Class D shares and tendering a Fund’s Class D shares for redemption; (ii) advertising with respect to a Fund’s Class D shares; (iii) providing information about the Funds; (iv) providing facilities to answer questions from prospective investors about the Funds; (v) receiving and answering correspondence, including requests for prospectuses and statements of additional information; (vi) preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders; (vii) assisting investors in applying to purchase Class D shares and selecting dividend and other account options; and (viii) shareholder services provided by a Service Organization that may include, but are not limited to, the following functions: receiving, aggregating and processing shareholder orders; furnishing shareholder sub-accounting; providing and maintaining elective shareholder services such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; issuing confirmations for transactions by shareholders; performing similar account administrative services; providing such shareholder communications and recordkeeping services as may be required for any program for which the Service Organization is a sponsor that relies on Rule 3a-4 under the 1940 Act; and providing such other similar services as may reasonably be requested to the extent the Service Organization is permitted to do so under applicable statutes, rules, or regulations. In addition, Service Organizations that receive fees under the Class D Plan may in turn pay and/or reimburse all or a portion of those fees to their customers.

The Administrator has entered into an agreement with the Distributor under which the Distributor is compensated for providing or procuring certain of the Special Class D Services at the rate of 0.25% per annum of all assets attributable to Class D shares sold through the Distributor. A financial intermediary may be paid for its services directly or indirectly by the Funds, Allianz Global Fund Management, the Distributor or their affiliates in amounts normally not to exceed an annual rate of 0.35% of a Fund’s average daily net assets attributable to its Class D shares and purchased through such financial intermediary for its clients. The Trust and the Administrator understand that some or all of the Special Class D Services provided pursuant to the Administration Agreement may be deemed to represent services primarily intended to result in the sale of Class D shares. The Administration Agreement includes the Class D Plan to account for this possibility. The Administration Agreement provides that any portion of the fees paid thereunder in respect of Class D shares representing reimbursement for the Administrator’s and the Distributor’s expenditures and internally allocated expenses in respect of Class D Services of any Fund shall not exceed the rate of 0.25% per annum of the average daily net assets of such Fund attributable to Class D shares. In addition to the other payments described in this paragraph, the Distributor, Allianz Global Fund Management and their affiliates may also make payments out of their own resources, at no cost to the Funds, to financial intermediaries for services which may be deemed to be primarily intended to result in the sale of Class D shares of the Funds. The payments described in this paragraph may be significant to the payors and the payees.

In accordance with Rule 12b-1 under the 1940 Act, the Class D Plan may not be amended to increase materially the costs which Class D shareholders may bear under the Plan without the approval of a majority of the outstanding Class D shares, and by vote of a majority of both (i) the Trustees of the Trust and (ii) those Trustees (“disinterested Class D Plan Trustees”) who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it, cast in person at a meeting called for the purpose of voting on the Plan and any related amendments. The Class D Plan may not take effect until approved by vote of a majority of both (i) the Trustees of the Trust and (ii) the disinterested Class D Plan Trustees. In addition, the Class D Plan may not take effect unless it is approved by the vote of a majority of the outstanding Class D shares and it shall continue in effect only so long as such continuance is specifically approved at least annually by the Trustees and the disinterested Class D Plan Trustees.

With respect to the Class D Plan, the Administration Agreement requires the Administrator to present reports as to out-of-pocket expenditures and internal expense allocations of the Administrator and the Distributor at least quarterly and in a manner that permits the disinterested Class D Plan Trustees to determine that portion of the Class D administrative fees paid thereunder which represents reimbursements in respect of Special Class D Services.

Rules of the FINRA limit the amount of distribution fees that may be paid by mutual funds. “Service fees,” defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency services) are not subject to the limits. The Trust believes that most, if not all, of the fees paid pursuant to the Class D Plan will qualify as “service fees” and therefore will not be limited by FINRA rules.

Payments Pursuant to Class D Plan

For the fiscal years ended June 30, 2007, June 30, 2006 and June 30, 2005, the Trust paid qualified service providers an aggregate of $3,371,899, $2,729,350 and $3,413,424, respectively, pursuant to the Class D Plan. Such payments were allocated among the Funds as follows (those Funds that had not yet commenced operations during the periods shown are not included):

Fund	Year Ended 6/30/07	Year Ended 6/30/06	Year Ended 6/30/05
AGI Multi-Style Fund	$0	$0	$0
CCM Capital Appreciation Fund	91,401	65,022	21,411
CCM Focused Growth Fund	1,347	N/A	N/A
CCM Mid-Cap Fund(1)	70,769	187,282	52,900
NACM Emerging Markets Opportunities Fund(1)	623	N/A	N/A
NACM Global Fund	2,555	959	98
NACM Growth Fund	1,316	36	32
NACM Income & Growth Fund	10	N/A	N/A
NACM International Fund	44,774	3,221	63
NACM Pacific Rim Fund	129,663	31,970	6,533
NACM Value Fund(1)	N/A	N/A	73
NFJ All-Cap Value Fund(1)	19,948	1,400	496
NFJ Dividend Value Fund(1)	1,072,423	71,101	7,834
NFJ International Value Fund	15,437	2,220	7
NFJ Large-Cap Value Fund(1)	67,982	986	93
NFJ Mid-Cap Value Fund	103	N/A	N/A
NFJ Small-Cap Value Fund	12,955	13,387	12,705
OCC Core Equity Fund(1)	95	27	6
OCC Opportunity Fund	16	N/A	N/A
OCC Renaissance Fund(1)	98,645	188,229	529,615
OCC Value Fund(1)	437,381	530,534	974,991
OCC Equity Premium Strategy Fund(1)	1,492	2,440	2,211
OCC Growth Fund	4,401	1,049	600
OCC Target Fund	2,512	2,862	3,089
RCM Biotechnology Fund	313,972	515,829	683,745
RCM Global Resources Fund	991	70	N/A
RCM Healthcare Fund	185,810	269,348	364,051
RCM Global Small-Cap Fund	92,193	48,947	26,437
RCM Technology Fund	576,236	639,055	539,259
RCM Innovation Fund(1)	N/A	N/A	19,182
RCM International Growth Equity Fund	4,276	3,339	3,159
RCM Large-Cap Growth Fund	120,125	143,743	155,620
RCM Mid-Cap Fund	2,397	2,641	2,056
RCM Strategic Growth Fund	54	7	N/A
RCM Targeted Core Growth Fund(1)	N/A	3,648	7,159

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

Purchases, Exchanges and Redemptions

Purchases, exchanges and redemptions of the Trust’s shares are discussed in the Class A, B and C Prospectus, under the heading “Investment Options—Class A, B and C Shares,” in the Class D Prospectus and Class R Prospectus under the heading “How to Buy and Sell Shares,” in the Class P Prospectus and Institutional Prospectus under the headings “Purchases, Redemptions and Exchanges,” and in the Guide under the heading “Purchases, Redemptions and Exchanges” (with respect to Class A, B, C and R shares only). Certain purchases of the Trust’s shares are subject to a reduction or elimination of sales charges, as summarized in the Class A, B and C Prospectus and as described in greater detail in the Guide. Variations in sales charges reflect the varying efforts required to sell shares to separate categories of investors. In addition, as described in the Prospectuses and in the Guide, all share classes are subject to redemption fees.

Certain clients of the Adviser or a Sub-Adviser whose assets would be eligible for purchase by one or more of the Funds may purchase shares of the Trust with such assets. Assets so purchased by a Fund will be valued in accordance with procedures adopted by the Board of Trustees.

One or more classes of shares of the Funds may not be qualified or registered for sale in all States. Prospective investors should inquire as to whether shares of a particular Fund, or class of shares thereof, are available for offer and sale in their State of domicile or residence. Shares of a Fund may not be offered or sold in any State unless registered or qualified in that jurisdiction, unless an exemption from registration or qualification is available.

As described and subject to any limits in the Class A, B and C Prospectus, the Class D Prospectus and the Class R Prospectus under the caption “How to Buy and Sell Shares – Exchanging Shares,” in the Class P Prospectus and Institutional Prospectus under the caption “Purchases, Redemptions and Exchanges – Exchange Privilege” and in the Guide (with respect to Class A, B, C and R shares only), a shareholder may exchange shares of any Fund for shares of the same class of any other Fund of the Trust that is available for investment, any series of Allianz Multi-Strategy Funds that is available for investment, or any series of PIMCO Funds, on the basis of their respective net asset values. This exchange privilege may in the future be extended to cover any “interval” funds that may be established and managed by the Adviser and its affiliates. The original purchase date(s) of shares exchanged for purposes of calculating any contingent deferred sales charge will carry over to the investment in the new Fund. For example, if a shareholder invests in Class C shares of one Fund and 6 months later (when the contingent deferred sales charge upon redemption would normally be 1.00%) exchanges his shares for Class C shares of another Fund, no sales charge would be imposed upon the exchange, but the investment in the other Fund would be subject to the 1% contingent deferred sales charge until one year after the date of the shareholder’s investment in the first Fund as described in the Class A, B and C Prospectus under “Alternative Purchase Arrangements.”

Orders for exchanges accepted prior to the time Fund shares are valued on any day the Trust is open for business will be executed at the respective net asset values next determined as of the valuation time for Fund shares on that day. Orders for exchanges received after the time Fund shares are valued on any business day will be executed at the respective net asset values determined as of the valuation time for Fund shares on the next business day.

The Trust and the Adviser each reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Trust or the Adviser, the transaction would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of “market timing” strategies may be deemed by the Adviser to be detrimental to the Trust or a particular Fund. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the Securities and Exchange Commission, the Trust will give you 60 days’ advance notice if it exercises its right to terminate or materially modify the exchange privilege. Because the Funds will not always be able to detect market timing activity, investors should not assume that the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, it is more difficult for the Funds to monitor trades that are placed by omnibus or other nominee accounts because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of the applicable Fund’s underlying beneficial owners.

Pursuant to provisions of agreements between the Distributor and participating brokers, introducing brokers, Service Organizations and other financial intermediaries (together, “intermediaries”) that offer and sell shares and/or process transactions in shares of the Funds, intermediaries are required to engage in such activities in compliance with applicable federal and state securities laws and in accordance with the terms of the Prospectuses, this Statement of Additional Information and the Guide. Among other obligations, to the extent an intermediary has actual knowledge of violations of Fund policies (as set forth in the then current Prospectuses, this Statement of Additional Information or the Guide) regarding (i) the timing of purchase, redemption or exchange orders and pricing of Fund shares, (ii) market timing or excessive short-term trading, or (iii) the imposition of redemption fees, the intermediary is required to report such known violations promptly to the Distributor by calling 1-888-852-3922.

Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payments for more than seven days, as permitted by law.

The Trust is committed to paying in cash all requests for redemptions by any shareholder of record of the Funds, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1.00% of the net asset value of the Trust at the beginning of such period. Although the Trust will normally redeem all shares for cash, it may redeem amounts in excess of the lesser of (i) or (ii) above by payment in kind of securities held by the particular Fund. When shares are redeemed in kind, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Due to the relatively high cost of maintaining smaller accounts, the Trust reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to shareholder redemption, the shares in the account do not have a value of at least a specified amount. The applicable minimums and other information about such mandatory redemptions are set forth in the applicable Prospectus or in the Guide. The Trust’s Agreement and Declaration of Trust, as amended and restated (the “Declaration of Trust”), also authorizes the Trust to redeem shares under certain other circumstances as may be specified by the Board of Trustees. The Funds may also charge periodic account fees for accounts that fall below minimum balances as described in the Prospectuses.

Redemption Fees

Certain redemptions and exchanges of Class A, Class B, Class C, Class D, Class R, Class P and Institutional and Administrative Class shares may also be subject to a redemption fee of up to 2.00%. See the applicable Prospectus and the Guide for details.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted, on behalf of the Funds, policies and procedures relating to disclosure of a Fund’s portfolio securities. These policies and procedures are designed to protect the confidentiality of each Fund’s portfolio holdings information and to prevent the selective disclosure of such information. These policies and procedures may be modified at any time with the approval of the Board of Trustees.

Each Fund may disclose portfolio holdings information as required by applicable law or as requested by governmental authorities. In addition, Allianz Global Fund Management will post portfolio holdings information on its website at www.allianzinvestors.com. This website will contain each Fund’s complete schedule of portfolio holdings as of the last day of the most recent month end. Allianz Global Fund Management will post this information on the website approximately thirty days after a month’s end, and such information will remain accessible on the website until the Funds file a Form N-Q or Form N-CSR on the SEC’s EDGAR website for the period which includes the date of the information. For each portfolio security (not including cash positions), the posted information will include such information about each holding as may be determined by the Adviser from time to time. If a Fund’s portfolio holdings information is disclosed to the public (either through a filing on the SEC’s EDGAR website or otherwise) before the disclosure of that information on the Adviser’s website, the Fund may post such information on the Adviser’s website.

Portfolio holdings of each Fund will also be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year ending June 30 will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the fiscal quarter ending September 30 will be filed on Form N-Q; (iii) portfolio holdings as of the end of the six-month period ending December 31 will be filed as part of the semi-annual report filed on Form N-CSR; and (iv) portfolio holdings as of the end of the fiscal quarter ending March 31 will be filed on Form N-Q. The Trust’s Form N-CSRs and Form N-Qs will be available on the SEC’s website at www.sec.gov.

Disclosure of a Fund’s portfolio holdings information that is not publicly available (“Confidential Portfolio Information”) may be made to the Adviser or Sub-Advisers (together, the “Investment Managers”) or to the Fund’s principal underwriter or Allianz Global Investors of America L.P. and its subsidiaries who provide services to the Funds. In addition, to the extent permitted under applicable law, each Investment Manager may distribute (or authorize the custodian or principal underwriter to distribute) Confidential Portfolio Information to the relevant Fund’s service providers (such as custodial services, pricing services, proxy voting services, accounting and auditing services and research and trading services) that require access to such information in order to fulfill their contractual duties with respect to the Fund (“Service Providers”) and to facilitate the review of a Fund by certain mutual fund analysts and ratings agencies (such as Morningstar and Lipper Analytical Services) (“Rating Agencies”); provided that such disclosure is limited to the information that the Investment Managers believe is reasonably necessary in connection with the services to be provided. Except to the extent permitted under the Funds’ portfolio holdings disclosure policies and procedures, Confidential Portfolio Information may not be disseminated for compensation or other consideration.

Before any disclosure of Confidential Portfolio Information to Service Providers or Rating Agencies is permitted, the Investment Manager’s Chief Compliance Officer (or persons designated by the Investment Manager’s Chief Compliance Officer) must determine that, under the circumstances, disclosure is in or not opposed to the best interests of the relevant Fund’s shareholders. Furthermore, the recipient of Confidential Portfolio Information by a Service Provider or Rating Agency must be subject to a written confidentiality agreement that prohibits any trading upon the Confidential Portfolio Information.

The Funds have ongoing arrangements to make Confidential Portfolio Information available to the following Service Providers or Rating Agencies:

Name of Vendor	Type of Service	Frequency	Lag Time

Abel Noser	Trading costs	daily	n/a

Advent	Axys: Portfolio Accounting System. Moxy: Trade order management system	daily	n/a

Advent Hub Data	Corporate Actions	daily	n/a

Bank of New York	Back-office Outsourcing Service Provider	daily	n/a

Bloomberg	Back-office Outsourcing Service Provider	daily	n/a

Compliance Tools	CTI Examiner-software used to monitor employee trading	daily	n/a

Dresdner Bank	Securities Lending	daily	n/a

Electra Information Systems	securities transaction and asset reconciliation system	daily	n/a

Fact Set	Portfolio Attribution	daily	n/a

Glass, Lewis & Co.	Proxy Voting	daily	real time

Global Link- FX Connect	Research, analytics and portfolio construction and trading	daily	n/a

IDS GmbII	Analysis & Reporting Services	daily	n/a

Infinity Information Systems (SalesLogix)	Client service contact management software	daily	n/a

IRRC	Proxy Research and voting service	daily	n/a

Institutional Shareholder Services (ISS)	Class action and Proxy voting.	daily	n/a

ITG Solutions Network (Plexus)	Trade Execution Analysis	daily	n/a

Latent Zero Consulting	Sentinel- software used to track client investment restrictions	daily	n/a

Latent Zero Consulting	Trade order management system	varied	n/a

PricewaterhouseCoopers LLP	Independent Registered Public Accounting Firm	varied	n/a

Ropes & Gray LLP	Legal Counsel	varied	n/a

SS&C Technologies	Portfolio accounting services	daily	n/a

State Street Bank and Trust Co.	Custodial Services	daily	n/a

Sungard	Trade data processing	daily	n/a

TCS	Order Management System	daily	n/a

Exceptions to these procedures may only be made if the Trust’s Chief Executive Officer and Chief Compliance Officer determine that, under the circumstances, such exceptions are in or not opposed to the best interests of the Funds and if the recipients are subject to a confidentiality agreement that prohibits any trading upon the Confidential Portfolio Information. All exceptions must be reported to the Board of Trustees at its next regularly scheduled meeting.

In addition, certain Sub-Advisers may provide investment recommendations to the managers or sponsors of managed or “wrap” accounts (collectively, a “non-discretionary accounts”), usually in the form of a “model” portfolio. To the extent a nondiscretionary account employs investment strategies that are substantially similar or identical to those employed by a Fund, the Sub-Adviser’s portfolio recommendations to the non-discretionary account may result in portfolio holdings that are substantially similar and, in certain cases, nearly identical, to those of the Fund. As a result, any persons with access to portfolio holdings information regarding such a non-discretionary account may indirectly acquire information about the portfolio holdings of, or transactions by, the Fund with similar or identical portfolio holdings.

The Investment Managers shall have primary responsibility for ensuring that a Fund’s portfolio holdings information is only disclosed in accordance with the policies described above. As part of this responsibility, the Investment Managers must maintain such internal informational barriers as they believe are reasonably necessary for preventing the unauthorized disclosure of Confidential Portfolio Information

Other registered investment companies that are advised or sub-advised by the Adviser or a Sub-Adviser may be subject to different portfolio holdings disclosure policies, and neither the Adviser nor the Board of Trustees of the Trust exercises control over such policies or disclosure. In addition, separate account clients of the Adviser and the Sub-Advisers have access to their portfolio holdings and are not subject to the Funds’ portfolio holdings disclosure policies. Some of the funds that are advised or sub-advised by the Adviser or a Sub-Adviser and some of the separate accounts managed by the Adviser or a Sub-Adviser have investment objectives and strategies that are substantially similar or identical to the Funds’, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings, as certain Funds.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

Investment decisions for the Trust and for the other investment advisory clients of the Adviser and Sub-Advisers are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Trust). Some securities considered for investment by the Funds may also be appropriate for other clients served by the Adviser or a Sub-Adviser. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Adviser or Sub-Adviser. Particularly when investing in less liquid or illiquid securities of smaller capitalization companies, such allocation may take into account the asset size of a Fund in determining whether the allocation of an investment is suitable. As a result, larger Funds may become more concentrated in more liquid securities than smaller Funds or private accounts of the Adviser or a Sub-Adviser pursuing a small capitalization investment strategy, which could adversely affect performance. The Adviser or a Sub-Adviser may aggregate orders for the Funds with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for the portfolio transaction or for that day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security and the transactions are therefore aggregated, in which event each day’s aggregated transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Adviser’s or the Sub-Adviser’s opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients, including the Funds.

In addition, as noted above under “Disclosure of Portfolio Holdings,” certain Sub-Advisers may provide investment recommendations to the managers or sponsors of non-discretionary accounts, and a Sub-Adviser’s portfolio recommendations to such a non-discretionary account may result in portfolio holdings that are substantially similar and, in certain cases, nearly identical, to those of a Fund. In an effort to provide fair and equitable treatment in the execution of trades and to ensure that a Fund and a similar non-discretionary account normally will not have competing trades outstanding, the Sub-Adviser may implement rotation procedures for alternating between executing trades for the Fund (and other similarly managed Funds and accounts) and notifying the manager/sponsor of the non-discretionary account of changes in the Sub-Adviser’s portfolio recommendations (other than in connection with transactions resulting from account rebalancing or account cash flows).

Brokerage and Research Services

There is generally no stated commission in the case of fixed-income securities and other securities traded on a principal basis in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

Each Sub-Adviser places orders for the purchase and sale of portfolio securities, options and futures contracts and buys and sells such securities, options and futures for a Fund through a substantial number of brokers and dealers. In so doing, the Sub-Adviser uses its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Sub-Adviser, having in mind the Fund’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in that or other transactions. Because the AGI Multi-Style Fund invests exclusively in Institutional Class shares of Underlying Funds, it generally does not pay brokerage commissions and related costs, but does indirectly bear a proportionate share of these costs incurred by the Underlying Funds in which it invests.

For the fiscal years ended June 30, 2007, June 30, 2006 and June 30, 2005, the following amounts of brokerage commissions were paid by the Funds (those Funds that had not yet commenced operations during the periods shown are not included):

Fund*	Year Ended 6/30/07	Year Ended 6/30/06	Year Ended 6/30/05
CCM Capital Appreciation Fund	$1,486,424	$4,518,157	$2,922,066
CCM Emerging Companies Fund	1,618,682	4,270,050	3,754,180
CCM Focused Growth Fund	66,048	10,200	4,776
CCM Mid-Cap Fund(1)	1,853,232	6,142,851	3,092,102
NACM Emerging Markets Opportunities Fund(2)	116,830	N/A	N/A
NACM Global Fund	65,611	100,223	55,047
NACM Growth Fund	21,005	8,147	15,872
NACM Income & Growth	28,818	N/A	N/A
NACM International Fund	1,100,471	2,023,049	138,292
NACM Mid-Cap Growth Fund	N/A	N/A	N/A
NACM Pacific Rim Fund	600,478	828,866	64,791
NACM Value Fund(1)	N/A	N/A	9,879
NFJ All-Cap Value Fund	75,627	81,308	123,474
NFJ Dividend Value Fund(1)	2,867,410	1,743,253	939,226
NFJ International Value Fund	264,237	140,633	7,653
NFJ Large-Cap Value Fund(1)	167,429	78,855	72,864
NFJ Mid-Cap Value Fund	10,351	N/A	N/A
NFJ Small-Cap Value Fund	1,277,138	3,270,985	2,684,894
OCC Core Equity Fund(1)	4,383	4,833	1,251
OCC International Equity Fund	6,792	N/A	N/A
OCC Renaissance Fund(1)	2,887,873	8,462,594	18,977,956
OCC Value Fund(1)	2,012,064	3,395,520	7,094,165
OCC Equity Premium Strategy Fund(1)	66,460	196,856	46,758
OCC Growth Fund(1)	364,658	1,184,284	835,437
OCC Opportunity Fund (1)	465,940	1,356,973	1,512,211
OCC Target Fund(1)	747,682	2,053,644	2,446,861
RCM Biotechnology Fund	192,530	1,349,624	1,432,929
RCM Europe Fund II	N/A	N/A	1,286
RCM Financial Services Fund(1)	0	0	4,136
RCM Healthcare Fund	275,329	1,135,255	986,605
RCM Global Resources Fund	10,511	12,470	21,571
RCM Global Small-Cap Fund	418,489	471,224	330,038

Fund*	Year Ended 6/30/07	Year Ended 6/30/06	Year Ended 6/30/05
RCM Technology Fund	5,333,578	13,191,577	4,303,327
RCM Innovation Fund	N/A	0	3,671,748
RCM International Growth Equity Fund	81,999	180,441	436,095
RCM Large-Cap Growth Fund	411,943	744,890	984,667
RCM Mid-Cap Fund	77,308	467,405	1,297,249
RCM Small-Cap Growth Fund(1)	9,389	7,132	N/A
RCM Strategic Growth Fund	9,453	0	N/A
RCM Targeted Core Growth Fund(1)	N/A	45,233	0
TOTAL	$24,996,172	$57,480,668	$58,373,631

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds. Any materially significant difference between the amount of brokerage commissions paid by a Fund during the most recent fiscal year and the amount of brokerage commissions paid by that same Fund for either of the two previous fiscal years is due, in part, to a significant decrease (or increase) in the size of the Fund, levels of portfolio turnover and the volatility of the relevant market for the Fund.

(2)	The Nicholas-Applegate Emerging Markets Opportunities Fund, the NACM Emerging Markets Opportunities Fund’s predecessor, paid brokerage commissions in the aggregate amount of $182,385 for the Fund’s fiscal year ended March 31, 2006 and $45,774 for the Fund’s fiscal year ended March 31, 2005.

Each Sub-Adviser places orders for the purchase and sale of portfolio investments for a Fund’s accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the accounts of the Funds, the Sub-Advisers will seek the best price and execution of the Funds’ orders. In doing so, a Fund may pay higher commission rates than the lowest available when a Sub-Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. Although the Funds may use a broker-dealer that sells Fund shares to effect transactions for the Funds’ portfolios, the Funds, the Adviser and the Sub-Advisers will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research and brokerage products and services (together, “services”) from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Sub-Advisers receive services from many broker-dealers with which the Sub-Advisers place the Funds’ portfolio transactions. These services, which in some cases may also be purchased for cash, may include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities, and services related to the execution of securities transactions. The advisory fees paid by the Funds are not reduced because the Sub-Advisers receive such services even though the receipt of such services relieves the Sub-Advisers from expenses they might otherwise bear. Research and brokerage services provided by broker-dealers chosen by the Sub-Advisers to place the Funds’ portfolio transactions may be useful to the Sub-Advisers in providing services to the Sub-Advisers’ other clients, although not all of these services may be necessarily useful and of value to the Sub-Advisers in managing the Funds. Conversely, research and brokerage services provided to the Sub-Advisers by broker-dealers in connection with trades executed on behalf of other clients of the Sub-Advisers may be useful to the Sub-Advisers in managing the Funds, although not all of these services may be necessarily useful and of value to the Sub-Advisers in managing such other clients.

In reliance on the “safe harbor” provided by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the SEC’s interpretive guidance thereunder, a Sub-Adviser may cause a Fund to pay a broker-dealer which provides “brokerage and research services” (as defined for purposes of Section 28(e)) to the Sub-Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to the advisory accounts for which the Sub-Adviser exercises investment discretion.

Absent an exemption from the SEC or other regulatory relief, the Funds are generally precluded from effecting certain principal transactions with brokers that are deemed to be affiliated persons of the Funds, the Adviser or a Sub-Adviser. The Funds’ ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. These restrictions could limit the Funds’ ability to engage in securities transactions and take advantage of market opportunities. A Sub-Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Adviser or Sub-Adviser where, in the judgment of the Sub-Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the Adviser or a Sub-Adviser may receive and retain compensation for effecting portfolio transactions for a Fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by a Fund on exchange transactions do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” As required by applicable SEC rules, the Board of Trustees has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standards.

The tables below describe the commissions, if any, paid by a Fund to affiliated brokers during the fiscal years ended June 30, 2007, June 30, 2006 and June 30, 2005 (those Funds that had not yet commenced operations during the periods shown are not included). Because the status of brokers as “affiliated brokers” depends on factors such as potential affiliations between the Adviser and its affiliates (e.g., Allianz SE) and such brokers and their affiliates, which may change over time, a broker that is considered an affiliated broker during some time periods may not be considered affiliated during other time periods.

Fiscal Year Ended June 30, 2007

Fund	Affiliated Broker	Amount of Brokerage Commission	% of Fund’s Aggregate Brokerage Commission	% of Fund’s Aggregate Dollar Amount of Transactions
RCM International Growth Equity Fund	Dresdner Kleinwort Securities, LLC	$10,630.31	7.75%	0.0121%
RCM Global Resources Fund	Dresdner Kleinwort Securities, LLC	36.72	0.1815%	0.0001%

Fiscal Year Ended June 30, 2006

Fund	Affiliated Broker	Amount of Brokerage Commission	% of Fund’s Aggregate Brokerage Commission	% of Fund’s Aggregate Dollar Amount of Transactions
RCM Global Small-Cap Fund	Dresdner Kleinwort Benson North America	$642.62	0.012%	0.161%
RCM Global Small-Cap Fund	Dresdner Kleinwort Wasserstein Securities LLC	148.16	0.003	0.050
RCM Global Small-Cap Fund	Kleinwort Benson Securities Limited	1,088.81	0.021	0.059
RCM Healthcare Fund	Dresdner Kleinwort Wasserstein Securities LLC	5,688.00	0.029	0.192
RCM Technology Fund	Dresdner Kleinwort Wasserstein Securities LLC	11,320.00	0.059	0.087
RCM International Growth Equity Fund	Dresdner Kleinwort Wasserstein Securities LLC	623.52	0.003	0.200
RCM International Growth Equity Fund	Kleinwort Benson Securities Limited	14,037.73	0.073	0.191
RCM Mid-Cap Fund	Dresdner Kleinwort Wasserstein Securities LLC	152.00	0.001	0.087

Fiscal Year Ended June 30, 2005

Fund	Affiliated Broker	Amount of Brokerage Commission	% of Fund’s Aggregate Brokerage Commission	% of Fund’s Aggregate Dollar Amount of Transactions
RCM Mid-Cap Fund	Dresdner Kleinwort Benson North America	$1,814.39	0.140%	0.000%
RCM Mid-Cap Fund	Dresdner Kleinwort Wasserstein Securities LLC	9,078.05	0.700	0.001
RCM International Growth Equity Fund	Dresdner Kleinwort Benson North America	8,824.22	2.023	0.003
RCM Technology Fund	Dresdner Kleinwort Benson North America	50.21	0.001	0.000
RCM Technology Fund	Dresdner Kleinwort Wasserstein Securities LLC	114,040.35	2.650	0.001
RCM Global Small-Cap Fund	Dresdner Kleinwort Wasserstein Securities LLC	2,100.30	0.636	0.000
RCM Large-Cap Growth Fund	Dresdner Kleinwort Wasserstein Securities LLC	21,942.20	2.228	0.001
RCM Healthcare Fund	Dresdner Kleinwort Benson North America	3,044.65	0.309	0.000
RCM Healthcare Fund	Dresdner Kleinwort Wasserstein Securities LLC	6,010.60	0.609	0.001
RCM Biotechnology Fund	Dresdner Kleinwort Wasserstein Securities LLC	5,250.30	0.366	0.000

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about this Fund.

Regular Broker-Dealers

The table below contains the aggregate value of securities of the Trust’s regular broker-dealers* or their parent companies held by each Fund, if any, at the end of fiscal year 2007 (June 30, 2007) (those Funds which have only recently commenced operations and did not hold any securities of the Trust’s regular broker-dealers during this period are not included).

Fund	Regular Broker-Dealer	Aggregate Value of Securities of Regular Broker-Dealer Held by Fund
CCM Capital Appreciation Fund	Morgan Stanley	$36,474,182
	Merrill Lynch & Co., Inc.	18,519,065
CCM Emerging Companies Fund	Morgan Stanley	3,000,000
CCM Focused Growth Fund	Morgan Stanley	1,212,905
CCM Mid-Cap Fund	Citigroup Global Markets, Inc.	50,000,000
	Merrill Lynch & Co.	5,000,000
	Morgan Stanley	38,000,000
NACM Global Fund	Morgan Stanley	486,504
NACM Growth Fund	Morgan Stanley	327,132
NACM Income & Growth Fund	Morgan Stanley	682,791
	UBS AG	166,250
NFJ All-Cap Value Fund	Citigroup, Inc.	1,041,187
NFJ Dividend Value Fund	Merrill Lynch & Co., Inc.	139,975,258
	Morgan Stanley	92,647,924
NFJ Large-Cap Value Fund	Citigroup, Inc.	17,018,022
NFJ Small-Cap Value Fund	Morgan Stanley	169,000,000
	Merrill Lynch & Co.	10,000,000
	Citigroup Global Markets, Inc.	165,000,000
OCC Core Equity Fund(1)	Merrill Lynch & Co., Inc.	125,370
OCC Equity Premium Strategy Fund(1)	Merrill Lynch & Co., Inc.	1,253,700
OCC Growth Fund(1)	Citigroup Global Markets, Inc.	19,000,000
	Morgan Stanley	6,000,000
OCC Opportunity Fund	Citigroup Global Markets, Inc.	8,000,000
	Morgan Stanley	10,000,000
OCC Renaissance Fund(1)	Citigroup, Inc.	99,000,000
	Morgan Stanley	37,000,000
	Salomon Smith Barney, Inc.	23,000,000
OCC Target Fund	Citigroup Global Markets, Inc.	30,000,000
	Morgan Stanley	18,000,000
OCC Value Fund	Morgan Stanley	40,552,000
RCM Large-Cap Growth Fund	Citigroup, Inc.	6,411,250
	Merrill Lynch & Co., Inc.	9,737,070
	Morgan Stanley	3,000,000
RCM Strategic Growth Fund	Citigroup, Inc.	41,750
	Merrill Lynch & Co., Inc.	23,235
RCM Technology Fund	Morgan Stanley	5,000,000

*	“Regular Broker-Dealers” are defined by the SEC as: (a) one of the 10 brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the company’s portfolio transactions during the company’s most recent fiscal year; (b) one of the 10 brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company during the company’s most recent fiscal year; or (c) one of the 10 brokers or dealers that sold the largest dollar amount of securities of the investment company during the company’s most recent fiscal year.

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

Portfolio Turnover

A change in the securities held by a Fund is known as “portfolio turnover.” The Sub-Advisers manage the Funds without regard generally to restrictions on portfolio turnover. The use of futures contracts and other derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for some of the Funds. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. Higher portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of a Fund, the higher these transaction costs borne by the Fund generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates), and may adversely impact a Fund’s after-tax returns. See “Taxation.”

The portfolio turnover rate of a Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the year.

Because the Adviser does not expect to reallocate the AGI Multi-Style Fund’s assets among the Underlying Funds on a frequent basis, the portfolio turnover rate for the AGI Multi-Style Fund is expected to be modest (i.e., less than 25%) in comparison to most mutual funds. However, the AGI Multi-Style Fund indirectly bears the expenses associated with the portfolio turnover of the Underlying Funds, a number of which have high portfolio turnover rates.

Portfolio turnover rates for each Fund for which financial highlights are available are provided under “Financial Highlights” in the applicable Prospectus.

NET ASSET VALUE

As described in the Prospectuses under the heading “How Fund Shares are Priced,” the net asset value per share (“NAV”) of a Fund’s shares of a particular class is determined by dividing the total value of a Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. The Prospectuses further note that Fund shares are valued on each day that the New York Stock Exchange is open (a “Business Day”), and describe the time (the “Valuation Time”) as of which Fund shares are valued each Business Day. The Trust expects that the holidays upon which the New York Stock Exchange will be closed are as follows: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Each Fund’s liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class’s distribution and/or servicing fees and any other expenses specially allocated to that class are then deducted from the class’s proportionate interest in the Fund’s assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class’s NAV. Under certain circumstances, NAV of classes of shares of the Funds with higher service and/or distribution fees may be lower than NAV of the classes of shares with lower or no service and/or distribution fees as a result of the relative daily expense accruals that result from paying different service and/or distribution fees. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between a particular Fund’s classes. In accordance with regulations governing registered investment companies, a Fund’s transactions in portfolio securities and purchases and sales of Fund shares (which bear upon the number of Fund shares outstanding) are generally not reflected in NAV determined for the Business Day on which the transactions are effected (the trade date), but rather on the following Business Day.

The Board of Trustees of the Trust has delegated primary responsibility for determining or causing to be determined the value of the Funds’ portfolio securities and other assets (including any fair value pricing) and NAV of the Funds’ shares to Allianz Global Fund Management, in its capacity as Administrator, pursuant to valuation policies and procedures approved by the Board (the “Valuation Procedures”). The Administrator has, in turn, delegated various of these responsibilities to State Street Bank & Trust Co., as the Funds’ custodian, the Sub-Advisers, and other agents. The Trustees have established a Valuation Committee of the Board to which they have delegated responsibility for overseeing the implementation of the Valuation Procedures and fair value determinations made on behalf of the Board.

As described in the Prospectuses, for purposes of calculating NAV, the Funds’ investments for which market quotations are readily available are valued at market value. The following summarizes the methods used by the Funds to determine market values for the noted types of securities or instruments (although other appropriate market-based methods may be used at any time or from time to time):

Equity securities are generally valued at the official closing price or the last sale price on the exchange or over-the-counter market that is the primary market for such securities. If no sales or closing prices are reported during the day, equity securities are generally valued at the mean of the last available bid and asked quotations on the exchange or market on which the security is primarily traded, or using other market information obtained from a quotation reporting system, established market makers, or pricing services.

Debt securities are generally valued using quotes obtained from pricing services or brokers or dealers.

Futures contracts are generally valued at the settlement price determined by the exchange on which the instrument is primarily traded or, if there were no trades that day for a particular instrument, at the mean of the last available bid and asked quotations on the market in which the instrument is primarily traded.

Exchange-traded options are generally valued at the last sale or official closing price on the exchange on which they are primarily traded, or at the mean of the last available bid and asked quotations on the exchange on which they are primarily traded for options for which there were no sales or closing prices reported during the day. Over-the-counter options not traded on an exchange are valued at a broker-dealer bid quotation.

Swap agreements are generally valued using a broker-dealer bid quotation or on market-based prices provided by other pricing sources.

Portfolio securities and other assets initially valued in currencies other than the U.S. Dollar are converted to U.S. Dollars using exchange rates obtained from pricing services.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.

As described in the Prospectuses, if market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), the Funds’ investments will be valued as determined in good faith pursuant to the Valuation Procedures (so-called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund. The Prospectus provides additional information regarding the circumstances in which fair value pricing may be used and related information.

TAXATION

The following discussion of U.S. federal income tax consequences of investment in the Funds is based on the Code, U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Funds. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisers regarding their particular situation and the possible application of foreign, state and local tax laws.

Each Fund intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code. A regulated investment company is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, a Fund’s failure to qualify as a regulated investment company would result in Fund-level taxation, and consequently, a reduction in income available for distribution to shareholders. To qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund generally must, among other things:

(a)

derive at least 90% of its gross income for each taxable year (i) from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and (ii) income from “qualified publicly traded partnerships” (as defined below);

(b)	diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c)	distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and any net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (x) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (y) that derives at least 90% of its income from passive income sources defined in Code section 7704(d), and (z) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Further, for the purposes of paragraph (b) above, (i) the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership, and (ii) in the case of a Fund’s investment in loan participations, the Fund shall treat both the intermediary and the issuer of the underlying loan as an issuer.

Distributions

As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (that is, any net long-term capital gains in excess of the sum of net short-term capital losses and any capital loss carryovers from prior years) properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”), if any, that it distributes to shareholders on a timely basis. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains. Investment company taxable income that is retained by a Fund will be subject to tax at regular corporate rates. A Fund may also retain for investment its net capital gain. If a Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but it may designate the retained amount as undistributed capital gains in a notice to shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on properly-filed U.S. tax returns to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

Amounts not distributed by a Fund on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax. To avoid the tax, each Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year or later if a Fund is permitted to elect and so elects, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year.

Shareholders subject to U.S. federal income tax will be subject to tax on dividends received from a Fund, regardless of whether received in cash or reinvested in additional shares. Such distributions generally will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Distributions received by tax-exempt shareholders generally will not be subject to federal income tax to the extent permitted under applicable tax law.

For federal income tax purposes, distributions of investment income generally are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned (and is treated for federal income tax purposes as having owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (that is, Capital Gain Dividends, as defined above) will be taxable as long-term capital gains. Distributions of net capital gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income.

The ultimate tax characterization of a Fund’s distributions made in a taxable year cannot finally be determined until after the end of that taxable year. As a result, there is a possibility that a Fund may make total distributions during a taxable year in an amount that exceeds the net investment income and net capital gains of the Fund with respect to that year, in which case the excess generally will be treated as a return of capital, which will be tax-free to the holders of the shares, up to the amount of the shareholder’s tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares.

To the extent a Fund makes distributions of capital gains in excess of the Fund’s net capital gains for the taxable year (as reduced by any available capital loss carryforwards from prior taxable years), such as the OCC Equity Premium Strategy Fund may elect to do, and the distributions are supported by the Fund’s “current earnings and profits” (realized income and gain of the current year), the distributions will be taxable as ordinary dividend distributions, even though distributed excess amounts would not have been subject to tax if retained by a Fund. Moreover, in such cases, the capital loss carryforwards that will remain available for future years are reduced by the excess of current-year capital gains over current-year capital losses.

For taxable years beginning on or before December 31, 2010, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a PFIC.

In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than properly designated Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

If a Fund, such as the AGI Multi-Style Fund, receives dividends from an underlying fund that qualifies as a regulated investment company, and the underlying fund designates such dividends as qualified dividend income, then the Fund is permitted in turn to designate its distributions derived from those dividends as qualified dividend income as well, provided the Fund meets holding period and other requirements with respect to shares of the underlying fund.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. Any distributions that are not from a Fund’s investment company taxable income or net capital gains may be characterized as a return of capital to shareholders (that is, not taxable to a shareholder and reducing the shareholder’s basis in the shares) or, in some cases, as capital gain. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as either long-term or short-term capital gain depending on how long a shareholder held the Fund shares, as described more fully below. Dividends, if any, derived from interest on certain U.S. Government securities may be exempt from state and local taxes, but interest on mortgage-backed U.S. Government securities is generally not so exempt.

Long-term capital gain rates applicable to most individual shareholders have been temporarily reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% ordinary income tax rate brackets—for taxable years beginning on or before December 31, 2010.

A portion of the dividends paid by Funds that invest in stock of U.S. corporations may qualify for the deduction for dividends received by corporations (generally subject to a 46-day holding period requirement). Dividends paid by other Funds generally are not expected to qualify for the deduction for dividends received by corporations.

If a Fund, such as the AGI Multi-Style Fund, receives dividends from an underlying fund that qualifies as a regulated investment company, and the underlying fund designates such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to designate its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the underlying fund.

A Fund’s investment in other investment companies can affect the amount, timing and character of distributions to shareholders of such Fund, relative to what those distributions otherwise might have been had the Fund invested directly in the securities owned those underlying funds. For example, a Fund, such as AGI Multi-Style Fund, will not be able to offset losses realized by one underlying fund against gains realized by another underlying fund in that taxable year. Instead, those losses will reduce the taxable income or gains of the Fund only at the earlier of (i) such time as they reduce gains recognized by the underlying fund that previously recognized the losses, or (ii) when the Fund disposes of shares of the underlying fund that recognized the losses. Moreover, even when such a Fund disposes of shares of an underlying fund, it not be able to offset any capital loss from such disposition against its ordinary income (including distributions of any net short-term capital gain realized by another underlying fund), and part or all of such loss may be treated as a long-term capital loss, that will not be treated as favorably for federal income tax purposes as short-term capital loss.

In addition, in certain circumstances, the “wash sale” rules under Section 1091 of the Code may apply to a Fund’s sales of underlying fund shares that have generated losses. A wash sale occurs if shares of an underlying fund are sold by the Fund at a loss and the Fund acquires additional shares of that same underlying fund 30 days before or after the date of the sale. The wash-sale rules could defer losses in the Fund’s hands on sales of underlying fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time. In addition to the wash-sale rules, certain related-party transaction rules may cause any losses generated by a Fund on the sale of an underlying fund’s shares to be deferred (or, in some cases, permanently disallowed) if the Fund and the underlying fund are part of the same “controlled group” (as defined in section 267(f) of the Code) at the time the loss is recognized. For instance, for these purposes, a Fund and an underlying fund will be part of the same controlled group if the Fund owns more than 50% of the total outstanding voting securities of the underlying fund.

As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that a Fund, such as the AGI Multi-Style Fund, will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying funds.

Taxable shareholders should note that the timing of their investment or redemptions could have undesirable tax consequences. Dividends and distributions on shares of a Fund are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains (“current and accumulated earnings and profits”), even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the net asset value of a Fund reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund’s net asset value also reflects unrealized losses.

Sales, Exchange or Redemption of Shares

The sale, exchange or redemption of shares of a Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

In respect of a Fund, such as the AGI Multi-Style Fund, that invests in other investment companies, depending on the Fund’s percentage ownership in an underlying fund both before and after a redemption, the Fund’s redemption of shares of such underlying fund may cause the Fund to be treated as receiving a taxable dividend on the full amount of the redemption proceeds received instead of receiving capital gain income on the amount by which the redemption proceeds exceed the Fund’s tax basis in the shares of the underlying fund. This would be the case where a Fund holds a significant interest in an underlying fund and redeems only a relatively small portion of such interest. It is possible that such a dividend would qualify as “qualified dividend income”; otherwise it would be taxable as ordinary income. This could cause shareholders of the Fund to recognize higher amounts of ordinary income than if the shareholders had held the shares of the underlying funds directly.

Options, Futures, Forward Contracts, Swap Agreements, Hedges, Straddles and Other Transactions

In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. The gain or loss with respect to any termination of the Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock will be short-term gain or loss. Thus, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of a Fund may trigger the federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options that are not “deep in the money” may give rise to qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income.

The tax treatment of certain futures contracts entered into by a Fund as well as listed non-equity options written or purchased by a Fund on U.S. exchanges (including options on futures contracts, equity indices and debt securities) will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

To the extent such investments are permissible for a Fund, the Fund’s transactions in options, futures contracts, forward contracts, swaps and other derivative financial instruments, as well as its hedging, straddle and certain other transactions will be subject to one or more special tax rules (including mark-to-market, constructive sale, notional principal contract, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, to defer losses to the Fund, to cause adjustments in the holding periods of the Fund’s securities, to convert long-term capital gains into short-term capital gains and to convert short-term capital losses into long-term capital losses. These rules, therefore, could affect the amount, timing and character of distributions to shareholders, such as shareholders of the AGI Multi-Style Fund. The Fund will monitor its transactions, will make appropriate tax elections and will make appropriate entries in its books and records in order to mitigate the effect of these rules.

To the extent such investments are permissible, certain of a Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Original Issue Discount, Pay-In-Kind Securities, and Commodity-Linked Notes

Some of the debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt obligation, even though payment of that amount is not received until a later time, usually when the debt obligation matures. Increases in the principal amount of an inflation indexed bond will be treated as OID.

Some of the debt obligations (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

Some debt obligations (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt obligations. Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt obligation, even though payment of that amount is not received until a later time, usually when the debt obligation matures. A Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

In addition, pay-in-kind securities will, and commodity-linked notes may, give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Each Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of a Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). A Fund may realize gains or losses from such liquidations. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Higher-Risk Securities

To the extent such investments are permissible for a Fund, that Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Issuer Deductibility of Interest

A portion of the interest paid or accrued on certain high yield discount obligations owned by a Fund may not be deductible to (and thus, may affect the cash flow of) the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such accrued interest.

Interest paid on debt obligations owned by a Fund, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.

Certain Investments in REITs

To the extent such investments are permissible for a Fund, a Fund may invest in REITs. Such investments in REIT equity securities may require a Fund to accrue and to distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Each Fund’s investments in REIT equity securities may at other times result in a Fund’s receipt of cash in excess of the REIT’s earnings; if a Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.

A Fund may invest directly or indirectly in residual interests of real estate mortgage investment conduits (“REMICs”) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that “excess inclusion income” of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

In general, “excess inclusion income” allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities subject to tax on unrelated business income (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity), thereby potentially requiring such an entity that is allocated excess inclusion income and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax (discussed below). Any investment in residual interests of a Collateralized Mortgage Obligation (a “CMO”) that has elected to be treated as a REMIC likewise can create complex tax problems, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.

A tax-exempt shareholder could recognize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Furthermore, a tax-exempt shareholder may recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year, must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in November 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Funds have not yet determined whether such an election will be made. CRTs are urged to consult their tax advisors concerning the consequences of investing in the Fund.

Passive Foreign Investment Companies

Equity investments by a Fund in certain PFICs could potentially subject the Fund to a U.S. federal income tax or other charge (including interest charges) on the distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, if a Fund is in a position to and elects to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

A PFIC is any foreign corporation: (i) 75% or more of the gross income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Foreign Currency Transactions

A Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, such Fund will be eligible to elect to “pass through” to the Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by a Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim a credit for such foreign taxes. Each shareholder will be notified within 60 days after the close of a Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of an electing Fund’s income will flow through to shareholders of the Fund. With respect to such Funds, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt obligations, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. Foreign taxes generally are not deductible in computing alternative minimum taxable income. Although the AGI Multi-Style Fund may itself be entitled to a deduction for such taxes paid by an Underlying Fund or other investment company in which the AGI Multi-Style Fund invests, the AGI Multi-Style Fund will not be able to pass any such credit or deduction through to its own shareholders. In addition, other Funds that invest in other investment companies may not be able to pass any such credit or deduction for taxes paid by any such underlying fund through to its own shareholders.

Non-U.S. Shareholders

Capital Gain Dividends are not subject to withholding of U.S. federal income tax. In general, dividends other than Capital Gain Dividends paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (such shareholder, a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding.

However, effective for taxable years of a Fund beginning before January 1, 2008, a Fund was not required to withhold any amounts with respect to (i) properly designated distributions (other than distributions to a foreign person (w) that did not provide a satisfactory statement that the beneficial owner was not a U.S. person, (x) to the extent that the dividend was attributable to certain interests on an obligation if the foreign person was the issuer or was a 10% shareholder of the issuer, (y) that was within certain foreign countries that had inadequate information exchange with the United States, or (z) to the extent the dividend was attributable to interest paid by a person that was a related person of the foreign person and the foreign person was a controlled foreign corporation) from U.S.-source interest income that, in general, were not subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) properly designated distributions (other than distributions to an individual foreign person who was present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses. If a Fund, such as the AGI Multi-Style Fund, invested in an underlying fund that paid such distributions to the Fund, such distributions retained their character as not subject to withholding if properly designated when paid by the Fund to foreign persons. This provision first applied to a Fund (1) with respect to its direct portfolio investments (if any) and, (2) with respect to the Fund’s investments in underlying funds (if any), with respect to distributions from such underlying funds that were received by the Fund. Pending legislation would extend this exemption from withholding to taxable years of regulated investment companies beginning before January 1, 2009. It is unclear as of the date of this SAI whether the legislation will be enacted.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder generally is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute “U.S. real property interests” (“USRPIs”) or the Capital Gain Dividends are attributable to gains from the sale or exchange of USRPIs in accordance with the rules set forth below.

Special rules apply to distributions to foreign shareholders from a Fund that is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Additionally, special rules apply to the sale of shares in a Fund that is a USRPHC. Very generally, a USRPHC is a domestic corporation that holds USRPIs – USRPIs are defined as any interest in U.S. real property or any equity interest in a USRPHC – the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets. A Fund that holds (directly or indirectly) significant interests in REITs may be a USRPHC. The special rules discussed below will also apply to distributions from a Fund that would be a USRPHC absent exclusions from USRPI treatment for (1) interests in domestically-controlled REITs and (2) not-greater-than-5% interests in publicly-traded classes of stock in REITs.

In the case of a Fund that is a USRPHC or that would be a USRPHC but for the above-mentioned exceptions from the definition of USRPIs, amounts the Fund receives from REITs derived from gains realized from USRPIs will retain their character as USRPIs in the hands of the Fund‘s foreign shareholders (under current law, any direct USRPI gain the Fund recognizes does not retain its character as USRPI gain in the hands of foreign shareholders of the Fund, although this may change if certain pending legislation is enacted). In the hands of a foreign shareholder that holds (or has held in the prior year) more than a 5% interest in the Fund, such amounts will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business” subject to tax at graduated rates. Moreover, such shareholders will be required to file a U.S. income tax return for the year in which the gain is recognized and the Fund will be required to withhold 35% of the amount of such distribution. In the case of all other foreign shareholders (i.e., those whose interest in the Fund did not exceed 5% at any time during the prior year), the USRPI distribution will be treated as ordinary income (regardless of any designation by the Fund that such distribution is a short-term capital gain dividend (in the event that certain pending legislation is enacted) or a Capital Gain Dividend), and the Fund must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such foreign shareholder. Foreign shareholders of a Fund are also subject to “wash sale” rules to prevent the avoidance of the tax-filing and - payment obligations discussed in the above paragraphs through the sale and repurchase of Fund shares.

In addition, a Fund that is a USRPHC must typically withhold 10% of the amount realized in a redemption by a greater-than-5% foreign shareholder, and that shareholder must file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. Prior to January 1, 2008, no withholding was generally required with respect to amounts paid in redemption of shares of a Fund that (i) was either a USRPHC or would have been a USRPHC but for the exceptions from the definition of USRPI (described above) and (ii) was also “domestically controlled” (such a Fund, a “domestically controlled qualified investment entity”). Pending legislation would extend the exemption from withholding for amounts paid in redemption of shares of a Fund that is a domestically controlled qualified investment entity, fully retroactively, for one year, i.e., through December 31, 2008. Unless and until such legislation is enacted, the exemption does not apply to amounts paid in redemption of shares of a Fund that is a domestically controlled qualified investment entity, and withholding is required. It is possible that Congress will extend this exemption from withholding to the current or future years, but no such legislation has been enacted. as of the date of this SAI.

Whether or not a Fund is characterized as a USRPHC will depend upon the nature and mix of the Fund’s assets. The Funds do not expect to be USRPHCs.

If a beneficial holder of Fund shares who is a foreign shareholder has a trade or business in the United States, and the dividends are effectively connected with the beneficial holder’s conduct of that trade or business, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

If a beneficial holder of Fund shares who is a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by that beneficial holder in the United States.

A beneficial holder of Fund shares who is a foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

Backup Withholding

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish a Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to a Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

For a foreign investor to qualify for exemption from the backup withholding tax and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a Fund should consult their tax advisers in this regard. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax Shelter Reporting Regulations

Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shares Purchased through Tax-Qualified Plans

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans, and the precise effect of an investment on their particular tax situation.

Other Taxation

From time to time, certain of the Trust’s series may be considered under the Code to be nonpublicly offered regulated investment companies. Pursuant to Treasury Department regulations, certain expenses of nonpublicly offered regulated investment companies, including advisory fees, may not be deductible by certain shareholders, generally including individuals and entities that compute their taxable income in the same manner as an individual (thus, for example, a qualified pension plan is not subject to this rule). Such a shareholder’s pro rata portion of the affected expenses will be treated as an additional dividend to the shareholder and will be deductible by such shareholder, subject to the 2% “floor” on miscellaneous itemized deductions and other limitations on itemized deductions set forth in the Code. A regulated investment company generally will be classified as nonpublicly offered unless it either has at least 500 shareholders at all times during a taxable year or continuously offers shares pursuant to a public offering.

OTHER INFORMATION

Capitalization

The Trust is a Massachusetts business trust established under an Agreement and Declaration of Trust as amended and restated on January 14, 1997, and as further amended and restated effective September 9, 2005 and July 16, 2007. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Trust’s shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of a Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Fund.

Shares begin earning dividends on Fund shares the day after the Trust receives the shareholder’s purchase payment. Net investment income from interest and dividends, if any, will be declared and paid quarterly to shareholders of record by the OCC Equity Premium Strategy, NFJ Dividend Value, NFJ Large-Cap Value, NFJ International Value, NFJ Mid-Cap Value and AGI Multi-Style Funds, and monthly to shareholders of record by the NACM Income & Growth Fund. Net investment income from interest and dividends, if any, will be declared and paid at least annually to shareholders of record by the other Funds. Any net capital gains from the sale of portfolio securities will be distributed no less frequently than once annually. Net short-term capital gains may be paid more frequently. Dividend and capital gain distributions of a Fund will be reinvested in additional shares of that Fund or Portfolio unless the shareholder elects to have them paid in cash.

Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Trust. However, the Fifth Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) of the Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust also provides for indemnification out of a Fund’s property for all loss and expense of any shareholder of that Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Fund of which he or she is or was a shareholder is unable to meet its obligations, and thus should be considered remote.

Performance Information

From time to time the Trust may make available certain information about the performance of some or all classes of shares of some or all of the Funds. Information about a Fund’s performance is based on that Fund’s (or its predecessor’s) record to a recent date and is not intended to indicate future performance.

The total return of the classes of shares of the Funds may be included in advertisements or other written material. When a Fund’s total return is advertised, it will be calculated for the past year, the past five years, and the past ten years (or if the Fund has been offered for a period shorter than one, five or ten years, that period will be substituted) since the establishment of the Fund (or its predecessor series), as more fully described below. For periods prior to the initial offering date of the advertised class of shares, total return presentations for such class will be based on the historical performance of an older class of the Fund (if any) restated, as necessary, to reflect any different sales charges and/or operating expenses (such as different administrative fees and/or 12b-1/servicing fee charges) associated with the newer class. In certain cases, such a restatement will result in performance which is higher than if the performance of the older class were not restated to reflect the different operating expenses of the newer class. In such cases, the Trust’s advertisements will also, to the extent appropriate, show the lower performance figure reflecting the actual operating expenses incurred by the older class for periods prior to the initial offering date of the newer class. Total return for each class is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment in the Fund at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions at net asset value). Total return may be advertised using alternative methods that reflect all elements of return, but that may be adjusted to reflect the cumulative impact of alternative fee and expense structures.

The Funds may also provide current distribution information to their shareholders in shareholder reports or other shareholder communications, or in certain types of sales literature provided to prospective investors. Current distribution information for a particular class of a Fund will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by the relevant class net asset value per share on the last day of the period and annualized. The rate of current distributions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a class of a Fund has declared and paid to shareholders as of the end of a specified period rather than the Fund’s actual net investment income for that period.

Performance information is computed separately for each class of a Fund. Each Fund may from time to time include the total return of each class of its shares in advertisements or in information furnished to present or prospective shareholders. The Funds may from time to time include the yield and total return of each class of their shares in advertisements or information furnished to present or prospective shareholders. Each Fund may from time to time include in advertisements the total return of each class and the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Inc. or another third party as having the same or similar investment objectives, policies and/or strategies. Information provided to any newspaper or similar listing of the Fund’s net asset values and public offering prices will separately present each class of shares. The Funds also may compute current distribution rates and use this information in their Prospectuses and Statement of Additional Information, in reports to current shareholders, or in certain types of sales literature provided to prospective investors.

Investment results of the Funds will fluctuate over time, and any representation of the Funds’ total return or yield for any prior period should not be considered as a representation of what an investor’s total return or yield may be in any future period. The Trust’s Annual and Semi-Annual Reports contain additional performance information for the Funds and are available upon request, without charge, by calling the telephone numbers listed on the cover of this Statement of Additional Information.

The Allianz RCM Funds (except the RCM Global Resources, RCM Small-Cap Growth and RCM Strategic Growth Funds) were formerly a series of funds of Dresdner RCM Global Funds, Inc., and were reorganized into the respective Funds of the Trust on February 1, 2002. Performance information shown for periods prior to February 1, 2002 (including that presented in any advertisements for these Allianz RCM Funds) is based upon the historical performance of the predecessor funds of these PIMCO RCM Funds, adjusted as set forth herein.

The Allianz NACM Pacific Rim Fund was formerly a series of Nicholas-Applegate Institutional Funds and reorganized into a Fund of the Trust on July 20, 2002. Performance information shown for periods prior to July 20, 2002 (including that presented in any advertisements for the Allianz NACM Pacific Rim Fund) is based upon the historical performance of its predecessor fund, the Nicholas-Applegate Pacific Rim Fund, adjusted as set forth herein.

The Allianz NACM International Fund was formerly a series of Nicholas-Applegate Institutional Funds and reorganized into a Fund of the Trust on October 15, 2004. Performance information shown for periods prior to October 15, 2004 (including that presented in any advertisements for the Allianz NACM International Fund) is based upon the historical performance of its predecessor fund, the Nicholas-Applegate International Systematic Fund, adjusted as set forth herein.

The Nicholas-Applegate Emerging Markets Opportunities Fund, formerly a series of Nicholas-Applegate Institutional Funds, reorganized into the Allianz NACM Emerging Markets Opportunities Fund, a newly formerly series of the Trust, on August 18, 2006. Performance information shown for periods prior to August 18, 2006 (including that presented in any advertisements for the Allianz NACM Emerging Markets Opportunities Fund) is based upon the historical performance of the Allianz NACM Emerging Markets Opportunities Fund’s predecessor fund, the Nicholas-Applegate Emerging Markets Opportunities Fund, adjusted as set forth herein.

The Nicholas-Applegate U.S. Systematic Mid Cap Growth Fund, formerly a series of Nicholas-Applegate Institutional Funds, reorganized into the Allianz NACM Mid-Cap Growth Fund, a newly formerly series of the Trust, on July 27, 2007. Performance information shown for periods prior to July 27, 2007 (including that presented in any advertisements for the Allianz NACM Mid-Cap Growth Fund) is based upon the historical performance of the Allianz NACM Mid-Cap Growth Fund’s predecessor fund, the Nicholas-Applegate U.S. Systematic Mid Cap Growth Fund, adjusted as set forth herein.

Calculation of Yield

Quotations of yield for certain of the Funds may be based on all investment income per share (as defined by the SEC) during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period (“net investment income”), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD = 2[( a-b + 1)6 -1]

    cd

where a = dividends and interest earned during the period,

b = expenses accrued for the period (net of reimbursements),

c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

d = the maximum offering price per share on the last day of the period.

The yield of a Fund will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses of the Trust allocated to the Fund or its classes of shares. These factors, possible differences in the methods used in calculating yield should be considered when comparing a Fund’s yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of a Fund’s various classes of shares. These yields do not take into account any applicable contingent deferred sales charges.

The Trust, in its advertisements, may refer to pending legislation from time to time and the possible impact of such legislation on investors, investment strategy and related matters. This would include any tax proposals and their effect on marginal tax rates and tax-equivalent yields. At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Calculation of Total Return

Quotations of average annual total return for a Fund, or a class of shares thereof, will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund or class over periods of one, five, and ten years (up to the life of the Fund), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Except as noted below, all total return figures reflect the deduction of a proportionate share of Fund or class expenses on an annual basis, and assume that (i) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 payment and that the maximum contingent deferred sales charge, if any, is deducted at the times, in the amounts, and under the terms disclosed in the Prospectuses and (ii) all dividends and distributions are reinvested when paid. Quotations of total return may also be shown for other periods. The Funds may also, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Under applicable regulations, any such information is required to be accompanied by standardized total return information.

As discussed in the Prospectus, and elsewhere in this SAI, several of the Funds have had adviser and sub-adviser changes during the periods for which performance is shown below. The same or other Funds may have changed their investment objectives, policies and/or strategies during such periods. Those Funds would not necessarily have achieved the results shown under their current investment management arrangements and/or investment objectives, policies and strategies.

The table below sets forth the average annual total return of certain classes of shares of the following Funds for periods ended June 30, 2007. For periods prior to the “Inception Date” of a particular class of a Fund’s shares, total return presentations for the class are based on the historical performance of Institutional Class shares of the Fund (the oldest class) adjusted, as necessary, to reflect any current sales charges (including any contingent deferred sales charges) associated with the newer class and any different operating expenses associated with the newer class, such as 12b-1 distribution and servicing fees (which are not paid by the Institutional Class) and administrative fee charges.
Average Annual Total Return for Periods Ended June 30, 2007*

Fund	Class**	1 Year	5 Years	10 Years	Since Inception of Fund (Annualized)	Inception Date of Fund	Inception Date of Class
CCM Capital Appreciation	Institutional.	14.67%	9.51%	8.08%	12.17%	3/8/91	3/8/91
	Administrative	14.37%	9.30%	7.84%	11.91%		7/31/96
	Class A	7.90%	7.85%	7.08%	11.37%		1/20/97
	Class B	8.36%	7.97%	7.13%	11.39%		1/20/97
	Class C	12.33%	8.26%	6.89%	10.93%		1/20/97
	Class D	14.18%	9.08%	7.70%	11.75%		4/8/98
	Class R	13.92%	8.74%	7.30%	11.35%		12/31/02
	Class P	14.56%	9.40%	7.97%	12.06%		7/7/08
CCM Emerging Companies	Institutional	4.71%	11.68%	10.82%	14.08%	6/25/93	6/25/93
	Administrative	4.47%	11.42%	10.56%	13.81%		4/1/96
CCM Focused Growth	Institutional	14.72%	13.80%	N/A	2.52%	8/31/99	8/31/99
	Administrative	14.40%	13.53%	N/A	2.27%		9/15/06
	Class A	7.83%	12.06%	N/A	1.37%		7/5/06
	Class C	12.31%	12.52%	N/A	1.37%		7/5/06
	Class D	14.16%	13.34%	N/A	2.11%		7/5/06
	Class P	14.60%	13.69%	N/A	2.42%		7/7/08

Fund	Class**	1 Year	5 Years	10 Years	Since Inception of Fund (Annualized)	Inception Date of Fund	Inception Date of Class
CCM Mid-Cap	Institutional	15.02%	12.68%	9.61%	12.79%	8/26/91	8/26/91
	Administrative	14.73%	12.41%	9.34%	12.51%		11/30/94
	Class A	8.22%	10.97%	8.56%	11.95%		1/13/97
	Class B	8.67%	11.12%	8.60%	11.98%		1/13/97
	Class C	12.71%	11.40%	8.36%	11.51%		1/13/97
	Class D	14.55%	12.23%	9.22%	12.37%		4/8/98
	Class R	14.25%	11.87%	8.81%	11.97%		12/31/02
	Class P	14.91%	12.56%	9.50%	12.68%		7/7/08
NFJ All-Cap Value***	Institutional	19.14%	N/A	N/A	19.61%	7/19/02	7/19/02
	Administrative	18.86%	N/A	N/A	19.31%		7/19/02
	Class A	12.23%	N/A	N/A	17.78%		7/19/02
	Class B	12.89%	N/A	N/A	18.02%		7/19/02
	Class C	16.86%	N/A	N/A	18.23%		7/19/02
	Class D	18.69%	N/A	N/A	19.11%		7/19/02
	Class P	19.01%	N/A	N/A	19.50%		7/7/08
NFJ Large-Cap Value	Institutional	21.52%	13.93%	N/A	13.34%	5/8/00	5/8/00
	Administrative	21.26%	13.66%	N/A	13.07%		9/15/06
	Class A	14.43%	12.14%	N/A	11.92%		7/19/02
	Class B	15.16%	12.32%	N/A	11.99%		7/19/02
	Class C	19.17%	12.57%	N/A	11.99%		7/19/02
	Class D	21.08%	13.41%	N/A	12.81%		7/19/02
	Class R	20.76%	13.20%	N/A	12.61%		1/10/06
	Class P	21.40%	13.81%	N/A	13.22%		7/7/08

Fund	Class**	1 Year	5 Years	10 Years	Since Inception of Fund (Annualized)	Inception Date of Fund	Inception Date of Class
NFJ Dividend Value	Institutional	24.20%	15.59%	N/A	14.45%	5/8/00	5/8/00
	Administrative	23.91%	15.29%	N/A	14.15%		5/8/00
	Class A	16.97%	13.79%	N/A	13.03%		10/31/01
	Class B	17.80%	13.97%	N/A	13.10%		10/31/01
	Class C	21.81%	14.22%	N/A	13.07%		10/31/01
	Class D	23.75%	15.07%	N/A	13.91%		10/31/01
	Class R	23.46%	14.79%	N/A	13.64%		12/31/02
	Class P	24.08%	15.47%	N/A	14.34%		7/7/08
NFJ Small-Cap Value	Institutional	21.71%	17.15%	13.51%	15.00%	10/1/91	10/1/91
	Administrative	21.44%	16.63%	13.10%	14.63%		11/1/95
	Class A	14.59%	15.34%	12.40%	14.12%		1/20/97
	Class B	15.37%	15.57%	12.44%	14.15%		1/20/97
	Class C	19.32%	15.78%	12.19%	13.68%		1/20/97
	Class D	21.24%	16.66%	13.05%	14.53%		6/28/02
	Class R	20.93%	16.34%	12.70%	14.16%		12/31/02
	Class P	21.58%	17.03%	13.40%	14.88%		7/7/08
NFJ International Value	Institutional	41.84%	N/A	N/A	35.06%	1/31/03	1/31/03
	Class A	33.51%	N/A	N/A	32.83%		3/31/05
	Class C	39.19%	N/A	N/A	33.56%		3/31/05
	Class D	41.30%	N/A	N/A	34.53%		3/31/05
	Class P	41.71%	N/A	N/A	34.92%		7/7/08
NFJ Mid-Cap Value	Institutional	N/A	N/A	N/A	19.48%	8/21/06	8/21/06
	Class A	N/A	N/A	N/A	12.56%		8/21/06
	Class C	N/A	N/A	N/A	17.29%		8/21/06
	Class D	N/A	N/A	N/A	19.05%		8/21/06
	Class P	N/A	N/A	N/A	19.37%		7/7/08
OCC International Equity	Institutional	N/A	N/A	N/A	25.77%	7/5/06	7/5/06
	Class P	N/A	N/A	N/A	25.65%		7/7/08

Fund	Class**	1 Year	5 Years	10 Years	Since Inception of Fund (Annualized)	Inception Date of Fund	Inception Date of Class
OCC Equity Premium Strategy	Institutional	22.37%	9.82%	11.01%	13.18%	12/28/94	12/28/94
	Administrative	21.98%	9.54%	10.71%	12.88%		4/16/01
	Class A	15.14%	8.09%	9.89%	12.18%		7/31/00
	Class B	15.95%	8.25%	9.93%	12.22%		7/31/00
	Class C	19.98%	8.52%	9.70%	11.86%		7/31/00
	Class D	21.84%	9.33%	10.50%	12.68%		7/31/00
	Class R	21.45%	8.99%	10.18%	12.34%		12/31/02
	Class P	22.24%	9.71%	10.90%	13.07%		7/7/08
OCC Value	Institutional	23.70%	13.14%	12.36%	14.18%	12/30/91	12/30/91
	Administrative	23.42%	12.87%	12.07%	13.89%		8/21/97
	Class A	16.41%	11.43%	11.29%	13.32%		1/13/97
	Class B	17.27%	11.60%	11.34%	13.36%		1/13/97
	Class C	21.28%	11.87%	11.09%	12.89%		1/13/97
	Class D	23.20%	12.72%	11.95%	13.76%		4/8/98
	Class R	22.88%	12.36%	11.56%	13.36%		12/31/02

*	Average annual total return presentations for a particular class of shares assume payment of the current maximum sales charge (if any) applicable to that class at the time of purchase and assume that the maximum CDSC (if any) for Class A, Class B and Class C shares was deducted at the times, in the amounts, and under the terms discussed in the Class A, B and C Prospectus.

**	For all Funds listed above, Class A, Class B, Class C, Class D, Class P, Class R and Administrative Class total return presentations for periods prior to the Inception Date of a particular class reflect the prior performance of Institutional Class shares of the Fund (the oldest class) adjusted to reflect the actual sales charges (none in the case of Class D, Class R, Class P and the Administrative Class) of the newer class. The adjusted performance also reflects the higher Fund operating expenses applicable to Class A, Class B, Class C, Class D, Class P, Class R and Administrative Class shares. These include (i) 12b-1 distribution and servicing fees, which are not paid by the Institutional Class or Class P and are paid by Class B and Class C (at a maximum rate of 1.00% per annum), Class A and the Administrative Class (at a maximum rate of 0.25% per annum), Class R (at a maximum rate of 0.50% per annum) and may be paid by Class D (at a maximum rate of 0.25% per annum) and (ii) administrative fee charges, which generally differ from class to class. (Administrative fee charges are the same for Class A, B and C shares). Please see “Management of the Trust – Fund Administrator” for information about the administrative fee charges for the different classes of the Funds and the Fund Summaries in the Prospectuses for more detailed information about each Fund’s fees and expenses.

***	Formerly known as the NACM Flex-Cap Value Fund, which changed its name to the NFJ All-Cap Value Fund effective April 2, 2007.

The following table sets forth the average annual total return of certain classes of shares of the following Funds (each of which, except for the AGI Multi-Style Fund, was a series of PIMCO Advisers Funds prior to its reorganization as a Fund of the Trust on January 17, 1997) for periods ended June 30, 2007. Accordingly, “Inception Date of Fund” for these Funds refers to the inception date of the PIMCO Advisers Funds’ predecessor series.

Average Annual Total Return for Periods Ended June 30, 2007*

Fund	Class**	1 Year	5 Years	10 Years	Since Inception of Fund (Annualized)	Inception Date of Fund	Inception Date of Class
AGI Multi-Style	Class A	8.50%	8.66%	N/A	6.89%	9/30/98	9/30/98
	Class B	8.98%	8.79%	N/A	6.94%		9/30/98
	Class C	13.06%	9.08%	N/A	6.78%		9/30/98
	Institutional	15.49%	10.42%	N/A	8.13%		2/26/99
OCC Growth	Class A	17.84%	8.06%	5.07%	11.88%	2/24/84	10/26/90
	Class B	18.78%	8.17%	5.09%	11.91%		5/23/95
	Class C	22.78%	8.46%	4.86%	11.32%		2/24/84
	Class D	24.76%	9.28%	5.64%	12.15%		1/31/00
	Class R	24.38%	8.96%	5.31%	11.78%		12/31/02
	Class P	25.09%	9.59%	5.94%	12.48%		7/7/08
	Institutional	25.22%	9.70%	6.05%	12.59%		3/31/99
	Administrative	24.90%	9.42%	5.75%	12.29%		3/31/99
OCC Opportunity	Class A	17.98%	14.89%	7.66%	13.94%	2/24/84	12/17/90
	Class B	18.91%	15.10%	7.73%	13.96%		3/31/99
	Class C	22.97%	15.33%	7.48%	13.38%		2/24/84
	Class D	24.84%	16.20%	8.30%	14.25%		1/12/07
	Class P	25.24%	16.53%	8.50%	14.51%		7/7/08
	Institutional	25.37%	16.64%	8.61%	14.63%		3/31/99
	Administrative	25.01%	16.36%	8.40%	14.37%		3/31/99
OCC Renaissance	Class A	13.68%	9.96%	13.32%	13.50%	4/18/88	2/1/91
	Class B	14.34%	10.10%	13.34%	13.52%		5/22/95
	Class C	18.40%	10.38%	13.11%	12.98%		4/18/88
	Class D	20.32%	11.21%	13.98%	13.84%		4/8/98
	Class R	20.06%	10.88%	13.59%	13.45%		12/31/02
	Institutional	20.77%	11.63%	14.33%	14.24%		12/30/97
	Administrative	20.46%	11.45%	14.13%	14.00%		8/31/98

Fund	Class**	1 Year	5 Years	10 Years	Since Inception of Fund (Annualized)	Inception Date of Fund	Inception Date of Class
OCC Target	Class A	19.77%	12.13%	9.50%	12.28%	12/17/92	12/17/92
	Class B	20.82%	12.32%	9.60%	12.31%		5/22/95
	Class C	24.82%	12.57%	9.36%	11.91%		12/17/92
	Class D	26.74%	13.42%	10.12%	12.72%		6/9/00
	Class P	27.11%	13.74%	10.38%	13.04%		7/7/08
	Institutional	27.23%	13.85%	10.49%	13.15%		3/31/99
	Administrative	26.97%	13.61%	10.33%	12.95%		3/31/99

*	Average annual total return presentations for a particular class of shares assume payment of the current maximum sales charge (if any) applicable to that class at the time of purchase and assume that the maximum CDSC (if any) for Class A, B and C shares was deducted at the times, in the amounts, and under the terms discussed in the Class A, B and C Prospectus.

**	Class A, Class B, Class D, Class R, Class P, Institutional Class and Administrative Class total return presentations for the OCC Growth, OCC Opportunity and OCC Renaissance Funds reflect the prior performance of Class C shares of the Fund, adjusted to reflect the actual sales charges (or no sales charges in the case of Class D, Class P, Class R, Institutional Class and Administrative Class shares) of the newer class. The adjusted performance also reflects any different operating expenses associated with the newer class. These include (i) 12b-1 distribution and servicing fees, which are paid by Class C and Class B (at a maximum rate of 1.00% per annum), Class A and the Administrative Class (at a maximum rate of 0.25% per annum), Class R (at a maximum rate of 0.50% per annum) and may be paid by Class D (at a maximum rate of 0.25% per annum), and are not paid by Class P or the Institutional Class and (ii) administrative fee charges, which differ from class to class. (Administrative fee charges are the same for Class A, B and C shares). Please see “Management of the Trust – Fund Administrator” for information about the administrative fee charges for the different classes of the Funds and the Fund Summaries in the Prospectuses for more detailed information about each Fund’s fees and expenses. Performance presentations for periods prior to the Inception Date of Class D, Class P, Institutional Class and Administrative Class shares of the AGI Multi-Style and OCC Target Funds are based on the historical performance of Class A shares (which were also offered since inception of the Fund), adjusted in the manner described above.

(#)	Where noted, the method of adjustment used in the table above for periods prior to the Inception Date of the noted class of the noted Fund resulted in performance for the period shown which is higher than if the performance of the oldest class (in each case, either Class C or Class A) was not adjusted to reflect the lower operating expenses of the newer class.

Note also that, prior to January 17, 1997, Class A, Class B and Class C shares of the former PIMCO Advisers Funds’ series were subject to a variable level of expenses for such services as legal, audit, custody and transfer agency services. Since January 17, 1997, Class A, Class B and Class C shares of the Trust have been subject to a fee structure which essentially fixes these expenses (along with certain other administrative expenses) under a single administrative fee based on the average daily net assets of a Fund attributable to Class A, Class B and Class C shares (although the Funds bear certain of their other expenses, as described in the Prospectuses and elsewhere in this Statement of Additional Information). The administrative fee is subject to breakpoints at various asset levels, as described in the Prospectuses. Under the current fee structure, the OCC Renaissance Fund, OCC Growth Fund, OCC Target Fund and OCC Opportunity Fund are expected to have higher total Fund operating expenses than their predecessors had under the fee structure for PIMCO Advisers Funds (prior to January 17, 1997). All other things being equal, such higher expenses have an adverse effect on total return performance for these Funds after January 17, 1997.

The following table shows the lower performance figures that would be obtained if the performance for newer classes with lower operating expenses were calculated by essentially tacking to such classes’ actual performance the actual performance (with adjustment for actual sales charges) of the older Class of shares, with their higher operating expenses, for periods prior to the initial offering date of the newer class (i.e., the total return presentations below are based, for periods prior to the Inception Date of the noted classes, on the historical performance of the older class adjusted to reflect the current sales charges (if any) associated with the newer class, but not reflecting lower operating expenses associated with the newer class, such as lower administrative fee charges and/or 12b-1 distribution and servicing fee charges).

Total Return for Periods Ended June 30, 2007*

(with no adjustment for operating expenses of the noted

classes for periods prior to their inception dates)

Fund	Class	1 Year	5 Years	10 Years	Since Inception of Fund (Annualized)
AGI Multi-Style	Institutional	—	—	N/A	7.70%
OCC Growth	Class A	—	—	—	11.65%
	Class D	—	—	5.44%	11.58%
	Class R	—	8.92%	5.08%	11.42%
	Class P	23.78%	8.46%	4.86%	11.32%
	Institutional	—	—	5.84%	11.76%
	Administrative	—	—	5.59%	11.65%
OCC Opportunity	Class A	—	—	—	13.69%
	Class D	24.33%	15.40%	7.51%	13.39%
	Class P	23.97%	15.33%	7.48%	13.38%
	Institutional	—	—	8.39%	13.79%
	Administrative	—	—	8.22%	13.71%
OCC Renaissance	Class A	—	—	—	13.38%
	Class D	—	—	13.92%	13.40%
	Class R	—	10.83%	13.34%	13.10%
	Institutional	—	—	14.27%	13.59%
	Administrative	—	—	14.01%	13.45%
OCC Target	Institutional	—	—	10.41%	12.96%
	Administrative	—	—	10.30%	12.88%
	Class P	26.74%	13.40%	10.12%	12.72%
	Class D	—	—	10.12%	12.72%

The following table sets forth the average annual total return of certain classes of shares of the Allianz RCM Funds (each of which, except the RCM Global Resources, RCM Small-Cap Growth and RCM Strategic Growth Funds, was a series of Dresdner RCM Global Funds, Inc. prior to its reorganization as a Fund of the Trust on February 1, 2002) for periods ended June 30, 2007. Accordingly, “Inception Date of Fund” for these Funds refers to the inception date of the Dresdner predecessor series. For periods prior to the “Inception Date” of a particular class of a Fund’s shares, total return presentations for the class are based on the historical performance of the oldest class of shares of the Fund (either Institutional Class or Class D), adjusted, as necessary, to reflect any current sales charges (including any contingent deferred sales charges) associated with the newer class and any different operating expenses associated with the newer class, such as 12b-1 distribution and servicing fees (which are not paid by Class P or the Institutional Class) and different administrative fee charges.

Average Annual Total Return for Periods Ended June 30, 2007*

Fund	Class**	1 Year	5 Years	10 Years	Since Inception of Fund (Annualized)	Inception Date of Fund	Inception Date of Class
RCM Biotechnology	Class A	0.87%	8.03%	N/A	11.92%	12/30/97	2/5/02
	Class B	0.95%	8.15%	N/A	11.87%		2/5/02
	Class C	4.95%	8.45%	N/A	11.74%		2/5/02
	Class D	6.79%	9.27%	N/A	12.63%		12/30/97
RCM Healthcare	Class A	6.03%	6.75%	11.39%	12.45%	12/31/96	2/5/02
	Class B	6.35%	6.84%	11.35%	12.42%		2/5/02
	Class C	10.34%	7.14%	11.19%	12.22%		2/5/02
	Class D	12.20%	7.95%	12.07%	13.11%		12/31/96
RCM Global Resources	Institutional	24.73%	N/A	N/A	35.35%	6/30/04	6/30/04
	Class A	17.46%	N/A	N/A	32.33%		3/31/06
	Class C	22.30%	N/A	N/A	33.82%		3/31/06
	Class D	24.31%	N/A	N/A	34.85%		3/31/06
	Class P	24.60%	N/A	N/A	35.22%		7/7/08
RCM Global Small-Cap	Class A	17.89%	19.94%	14.57%	15.58%	12/31/96	2/5/02
	Class B	18.77%	20.31%	14.57%	15.58%		2/5/02
	Class C	22.79%	20.50%	14.39%	15.37%		2/5/02
	Class D	24.75%	21.42%	15.39%	16.37%		3/10/99
	Class P	25.10%	21.73%	15.57%	16.55%		7/7/08
	Institutional	25.23%	21.85%	15.68%	16.67%		12/31/96
RCM Technology	Class A	18.29%	15.68%	14.16%	15.33%	12/27/95	2/5/02
	Class B	19.24%	15.90%	14.20%	15.37%		2/5/02
	Class C	23.25%	16.10%	13.94%	15.03%		2/5/02
	Class D	25.20%	17.00%	14.97%	16.10%		1/20/99
	Class P	25.58%	17.34%	15.24%	16.36%		7/7/08
	Institutional	25.69%	17.46%	15.36%	16.47%		12/27/95
	Administrative	25.36%	17.16%	15.07%	16.18%		3/31/05
RCM International Growth Equity	Class A	15.69%	12.97%	4.14%	7.41%	5/22/95	2/5/02
	Class B	16.50%	13.17%	4.17%	7.44%		2/5/02
	Class C	20.50%	13.42%	3.95%	7.10%		2/5/02
	Class D	22.44%	14.40%	4.88%	8.08%		3/10/99
	Institutional	22.95%	14.93%	5.27%	8.46%		5/22/95
	Administrative	22.61%	14.46%	4.92%	8.12%		2/5/02
RCM Large-Cap Growth	Class A	9.67%	6.67%	6.43%	7.85%	12/31/96	2/5/02
	Class B	10.30%	6.78%	6.40%	7.81%		2/5/02
	Class C	14.19%	7.10%	6.24%	7.63%		2/5/02
	Class D	16.06%	7.94%	7.16%	8.56%		3/2/99
	Class R	15.88%	7.64%	6.76%	8.16%		12/31/02
	Class P	16.48%	8.26%	7.39%	8.80%		7/7/08
	Institutional	16.59%	8.37%	7.50%	8.91%		12/31/96
	Administrative	16.37%	8.12%	7.25%	8.65%		2/5/02

Fund	Class**	1 Year	5 Years	10 Years	Since Inception of Fund (Annualized)	Inception Date of Fund	Inception Date of Class
RCM Mid-Cap	Class A	14.99%	10.80%	6.99%	14.73%	11/6/79	2/5/02
	Class B	16.17%	11.11%	7.13%	14.73%		2/5/02
	Class C	20.18%	11.31%	6.94%	14.20%		2/5/02
	Class D	21.86%	12.32%	7.88%	15.26%		12/29/00
	Class R	21.86%	12.02%	7.56%	14.80%		12/31/02
	Institutional	22.75%	12.80%	8.31%	15.60%		11/6/79
	Administrative	22.44%	12.47%	7.98%	15.29%		2/5/02
RCM Small-Cap Growth	Institutional	13.94%	N/A	N/A	14.32%	12/30/05	12/30/05
	Class P	13.82%	N/A	N/A	14.21%		7/7/08
RCM Strategic Growth	Class A	12.68%	N/A	N/A	1.55%	3/31/06	3/31/06
	Class C	17.39%	N/A	N/A	5.46%		3/31/06
	Class D	19.32%	N/A	N/A	6.25%		3/31/06
	Class P	19.62%	N/A	N/A	6.56%		7/7/08
	Institutional	19.73%	N/A	N/A	6.67%		3/31/06
	Administrative	19.45%	N/A	N/A	6.41%		3/31/06

*	For the Funds listed above, the performance information for periods prior to February 1, 2002 reflects the Fee arrangement of the Fund’s predecessors, reflected, as noted above, to reflect the current fee structure of the applicable class.

**	For the Funds listed above offering Class A, Class B, Class C, Class D, Class P, Class R and Administrative Class shares, total return presentations for periods prior to the Inception Date of such a class reflect the prior performance of Institutional Class shares of the Fund, the oldest class (with the exception of the RCM Biotechnology and RCM Healthcare Funds, whose Class A, Class B and Class C performance information is based upon the Class D shares, the oldest class), adjusted to reflect the actual sales charges (or no sales charges in the case of the Class D, Class P, Institutional Class and Administrative Class shares) of the newer class. The adjusted performance also reflects any different operating expenses associated with the newer class. These include (i) 12b-1 distribution and servicing fees, which are paid by Class C and Class B (at a maximum rate of 1.00% per annum), Class A and the Administrative Class (at a maximum rate of 0.25% per annum), Class R (at a maximum rate of 0.50% per annum ) and may be paid by Class D (at a maximum rate of 0.25% per annum), and are not paid by Class P or the Institutional Class and (ii) administrative fee charges, which differ from class to class. (Administrative fee charges are the same for Class A, B and C shares). Please see “Management of the Trust – Fund Administrator” for information about the administrative fee charges for the different classes of the Funds and the Fund Summaries in the Prospectuses for more detailed information about each Fund’s fees and expenses. Performance presentations for periods prior to the Inception Date of Class A, Class B, Class C and Institutional Class shares for the RCM Biotechnology and RCM Healthcare Funds are based on the historical performance of Class D shares (which were offered since the inception of the Fund), adjusted in the manner described above.

The following table sets forth the average annual total return of classes of shares of the Allianz NACM Funds for periods ended June 30, 2007.

The NACM Pacific Rim and NACM International Funds were each series of Nicholas-Applegate Institutional Funds prior to their reorganizations as Funds of the Trust on July 20, 2002 and October 15, 2004, respectively. The NACM Emerging Markets Opportunities Fund, a newly formed series of the Trust, reorganized on August 18, 2006, when the Nicholas-Applegate Emerging Markets Opportunities Fund reorganized into the NACM Emerging Markets Opportunities Fund by transferring substantially all of its assets and liabilities to the NACM Emerging Markets Opportunities Fund in exchange for Institutional Class shares of the NACM Emerging Markets Opportunities Fund. Accordingly, “Inception Date of Fund” for these Funds refers to the inception date of their Nicholas-Applegate predecessor series. The Nicholas-Applegate predecessor series of each of these Funds did not offer shares corresponding to the Funds’ Class A, Class B, Class C, Class D or Class P shares. For periods prior to the “Inception Date” of a particular class of the NACM Pacific Rim Fund’s or the NACM International Fund’s shares, total return presentations for the class are based on the historical performance of the Institutional Class shares of the applicable Fund, adjusted, as necessary, to reflect any current sales charges (including any contingent deferred sales charges) associated with the newer class and any different operating expenses associated with the newer class, such as 12b-1 distribution and servicing fees (which are not paid by the Institutional Class) and different administrative fee charges. For periods prior to the “Inception Date” of a particular class of the NACM Emerging Markets Opportunities Fund’s shares, total return presentations for the class are based on the historical performance of the Class I shares of the Nicholas-Applegate Emerging Markets Opportunities Fund, adjusted, as necessary, to reflect any current sales charges (including any contingent deferred sales charges) associated with the newer class and any different operating expenses associated with the newer class, such as 12b-1 distribution and servicing fees (which were not paid by Class I shares of the Nicholas-Applegate Emerging Markets Opportunities Fund) and different administrative fee and advisory fee charges.

Average Annual Total Return for Periods Ended June 30, 2007*

Fund	Class**	1 Year	5 Years	10 Years	Since Inception of Fund (Annualized)	Inception Date of Fund	Inception Date of Class
NACM Emerging Markets Opportunities**	Class A	51.62%	N/A	N/A	42.27%	5/27/04	8/21/06
	Class C	58.20%	N/A	N/A	43.82%		8/21/06
	Class D	60.55%	N/A	N/A	44.93%		8/21/06
	Class P	60.95%	N/A	N/A	45.35%		7/7/08
	Institutional	61.11%	N/A	N/A	45.49%		5/27/04
NACM Global	Class A	17.89%	N/A	N/A	19.39%	7/19/02	7/19/02
	Class B	18.85%	N/A	N/A	19.69%		7/19/02
	Class C	22.79%	N/A	N/A	19.86%		7/19/02
	Class D	24.74%	N/A	N/A	20.77%		7/19/02
	Class R	24.45%	N/A	N/A	20.46%		12/31/02
	Class P	25.13%	N/A	N/A	21.15%		7/7/08
	Institutional	25.26%	N/A	N/A	21.27%		7/19/02
	Administrative	24.99%	N/A	N/A	20.98%		7/19/02
NACM Growth	Class A	14.15%	N/A	N/A	10.57%	7/19/02	7/19/02
	Class B	14.96%	N/A	N/A	10.73%		7/19/02
	Class C	18.88%	N/A	N/A	10.98%		7/19/02
	Class D	20.73%	N/A	N/A	11.81%		7/19/02
	Class P	21.15%	N/A	N/A	12.18%		7/7/08
	Institutional	21.27%	N/A	N/A	12.29%		7/19/02
	Administrative	20.96%	N/A	N/A	12.01%		7/19/02
NACM Income & Growth	Class A	N/A	N/A	N/A	-0.59%	2/28/07	2/28/07
	Class C	N/A	N/A	N/A	3.94%		2/28/07
	Class D	N/A	N/A	N/A	5.08%		2/28/07
	Class P	N/A	N/A	N/A	5.26%		7/7/08
	Institutional	N/A	N/A	N/A	5.29%		2/28/07

Fund	Class**	1 Year	5 Years	10 Years	Since Inception of Fund (Annualized)	Inception Date of Fund	Inception Date of Class
NACM International	Class A	18.01%	20.88%	N/A	15.00%	5/7/01	10/29/04
	Class C	22.94%	21.36%	N/A	15.20%		10/29/04
	Class D	24.90%	22.27%	N/A	16.07%		10/29/04
	Class P	25.30%	22.44%	N/A	16.19%		7/7/08
	Class R	24.60%	21.77%	N/A	15.56%		1/10/06
	Institutional	25.43%	22.56%	N/A	16.31%		5/7/01
	Administrative	25.12%	22.26%	N/A	16.02%		1/10/06
NACM Mid-Cap Growth***	Class A	15.23%	N/A	N/A	12.20%	2/28/07	2/28/07
	Class C	20.11%	N/A	N/A	13.30%		2/28/07
	Class D	21.94%	N/A	N/A	14.12%		2/28/07
	Class P	22.26%	N/A	N/A	14.44%		7/7/08
	Institutional	22.38%	N/A	N/A	14.55%		2/28/07
NACM Pacific Rim	Class A	27.89%	21.10%	N/A	15.71%	12/31/97	7/31/02
	Class B	29.27%	21.48%	N/A	15.72%		7/31/02
	Class C	33.33%	21.54%	N/A	15.52%		7/31/02
	Class D	35.24%	22.47%	N/A	16.39%		7/31/02
	Class P	35.70%	22.92%	N/A	16.79%		7/7/08
	Institutional	35.84%	23.04%	N/A	16.91%		12/31/97

*	Average annual total return presentations for a particular class of shares assume the payment of the current maximum sales charge (if any) applicable to that class at the time of purchase and assume that the maximum CDSC (if any) for Class A, B and C shares was deducted at the times, in the amounts, and under the terms discussed in the Class A, B and C Prospectus.

**	The Nicholas-Applegate Emerging Markets Opportunities Fund was a series of Nicholas-Applegate Institutional Funds prior to its reorganization into the Allianz NACM Emerging Markets Opportunities Fund on August 18, 2006. The Prospectuses of the Allianz NACM Emerging Markets Opportunities Fund disclose performance information for Class I shares of the predecessor fund, adjusted to reflect the actual administrative fees and other expenses of the Fund’s Institutional Class shares. The actual performance of Class I shares of the predecessor fund, without adjustment for the Allianz NACM Emerging Markets Opportunities Fund’s current expenses but taking into account any applicable expenses subsidies, waivers and offsets during the applicable periods, is provided below.

Average Annual Total Returns (as of 12/31/05)

Fund	Class	1 Year	Since Inception of Fund (Annualized)	Inception Date of Fund
Nicholas-Applegate Emerging Markets Opportunities Fund	Class I	41.85%	44.51%	5/27/04

***	The Nicholas-Applegate U.S Systematic Mid Cap Growth Fund was a series of Nicholas-Applegate Institutional Funds prior to its reorganization into the Allianz NACM Mid-Cap Growth Fund on July 27, 2007. The Prospectuses of the Allianz NACM Mid-Cap Growth Fund disclose performance information for Class I shares of the predecessor fund, adjusted to reflect the actual administrative fees and other expenses of the Fund’s Institutional Class shares. The actual performance of Class I shares of the predecessor fund, without adjustment for the Allianz NACM Mid-Cap Growth Fund’s current expenses but taking into account any applicable expenses subsidies, waivers and offsets during the applicable periods, is provided below.

Average Annual Total Returns (as of 6/30/07)

Fund	Class	1 Year	Since Inception of Fund (Annualized)	Inception Date of Fund
Nicholas-Applegate U.S. Systematic Mid Cap Growth Fund	Class I	22.11%	14.31%	2/27/04

Voting Rights

Under the Declaration of Trust, the Trust is not required to hold annual meetings of Trust shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, pursuant to the terms of the Administrative Order captioned “In the Matter of PA Fund Management LLC, PEA Capital LLC and PA Distributors LLC,” the Trust was required to hold a shareholder meeting in 2005 and once every five years thereafter for the purpose of electing Trustees. Shareholders may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. In the event that such a request was made, the Trust has represented that it would assist with any necessary shareholder communications. Shareholders of a class of shares have different voting rights with respect to matters that affect only that class.

Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). All classes of shares of the Funds have identical voting rights except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribution or servicing plan or agreement applicable to that class. These shares are entitled to vote at meetings of shareholders. Matters submitted to shareholder vote must be approved by each Fund separately except (i) when required by the 1940 Act shares shall be voted together and (ii) when the Trustees have determined that the matter does not affect all Funds, then only shareholders of the Fund(s) affected shall be entitled to vote on the matter. All classes of shares of a Fund will vote together, except with respect to the Distribution and Servicing Plan applicable to Class A, Class B, Class C or Class R shares, to the Distribution or Administrative Services Plans applicable to Administrative Class shares, to the Administration Agreement as applicable to a particular class or classes, or when a class vote is required as specified above or otherwise by the 1940 Act.

The Trust’s shares do not have cumulative voting rights. Therefore, the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

The AGI Multi-Style Fund will vote shares of each Underlying Fund which it owns in its discretion in accordance with its proxy voting policies.

Certain Ownership of Trust Shares

As of June 16, 2008, the Trust believes that the Trustees and officers of the Trust, as a group, owned less than one percent of each class of each Fund and of the Trust as a whole, except that with respect to the Allianz NFJ Small-Cap Value Fund, Trustees and officers of the Trust, as a group, owned 1.03 of Class A shares of the Fund. Appendix B lists persons who own of record 5% or more of the noted class of shares of the Funds as of the dates noted, as well as information about owners of 25% or more of the outstanding shares of beneficial interest of the Funds, and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. To the extent a shareholder “controls” a Fund, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of a Fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholders.

Custodian

State Street Bank & Trust Co. (“State Street”), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, serves as custodian for assets of all Funds, including as custodian of the Trust for the custody of the foreign securities acquired by those Funds that invest in foreign securities. Under the agreement, State Street may hold foreign securities at its principal offices and its branches, and subject to approval by the Board of Trustees, at a foreign branch of a qualified U.S. bank, with an eligible foreign subcustodian, or with an eligible foreign securities depository.

Pursuant to rules or other exemptions under the 1940 Act, the Trust may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is currently made by the Trust’s “foreign custody manager” (currently, its custodian) following a consideration of a number of factors. Currently, the Board of Trustees reviews annually the continuance of foreign custodial arrangements for the Trust, but reserves the right to discontinue this practice as permitted by Rule 17f-5. No assurance can be given that the appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes, or confiscation of assets that would impact assets of the Funds will not occur, and shareholders bear the risk of losses arising from these or other events.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP serves as the independent registered public accounting firm for the Funds. PricewaterhouseCoopers LLP provides audit services, tax return review and assistance and consultation in connection with review of SEC filings.

Transfer and Shareholder Servicing Agents

PFPC, Inc., P.O. Box 9688, Providence, Rhode Island 02940, serves as the Transfer and Shareholder Servicing Agent for the Trust’s Class A, Class B, Class C, Class D and Class R shares. Boston Financial Data Services, Inc., 330 West 9th Street, 5th Floor, Kansas City, Missouri 64105, serves as the Transfer Agent for the Trust’s Class P, Institutional and Administrative Class shares.

Legal Counsel

Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, serves as legal counsel to the Trust.

Registration Statement

This Statement of Additional Information and the Prospectuses do not contain all of the information included in the Trust’s registration statements filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statements, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the relevant registration statement, each such statement being qualified in all respects by such reference.

Financial Statements

Audited financial statements for the Funds (except the NACM Mid-Cap Growth and OCC Small-Cap Value Funds, each of which had recently commenced operations), as of June 30, 2007, for the fiscal year then ended, including notes thereto, and the reports of PricewaterhouseCoopers LLP thereon, are incorporated by reference from the Trust’s June 30, 2007 Annual Reports. The Trust’s June 30, 2007 Annual Reports were filed electronically with the SEC on September 7, 2007 (Accession No. 0001193125-07-197500). Audited financial statements for the Nicholas-Applegate U.S. Systematic Mid Cap Growth Fund, the NACM Mid Cap Growth Fund’s predecessor, as of March 31, 2007, for the fiscal year then ended, are incorporated by reference from the Nicholas-Applegate U.S. Systematic Mid Cap Growth Fund’s March 31, 2007 Annual Report. The Nicholas-Applegate U.S. Systematic Mid Cap Growth Fund’s March 31, 2007 Annual Report was filed electronically with the SEC on June 8, 2007 (Accession No. 0001003715-07-000217), as amended June 15, 2007 (Accession No. 0001003715-07-000219).

Unaudited financial statements for the Funds as of December 31, 2007, for the six-month period then ended, including notes thereto, are incorporated by reference from the Trust’s December 31, 2007 Semi-Annual Reports. The Trust’s December 31, 2007 Semi-Annual Reports were filed electronically with the SEC on March 10, 2008 (Accession No. 0001193125-08-051483).

Forward-Looking Statements

The Trust’s prospectuses and this Statement of Additional Information include forward-looking statements. All statements other than statements of historical facts contained in the prospectuses and this Statement of Additional Information, including statements regarding the Funds’ investment strategies, are forward-looking statements. The words “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “could,” “target,” “potential,” “is likely,” “will,” “expect” and similar expressions, as they relate to the Funds, are intended to identify forward-looking statements. Forward-looking statements are subject to a number of risks, uncertainties and assumptions, some of which are described in the prospectuses and in this Statement of Additional Information. In addition, the Funds’ past results do not necessarily indicate their future results. You should not rely upon forward-looking statements as predictions of future events or performance. You cannot be assured that the events and circumstances reflected in the forward-looking statements will be achieved or occur.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Certain of the Funds make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining a Fund’s overall dollar-weighted average quality, unrated securities are treated as if rated, based on the Adviser’s or Sub-Adviser’s view of their comparability to rated securities. A Fund’s use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for a Fund does not mean that all securities held by the Fund will be rated in that category or higher. A Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s or S&P or, if unrated, determined by the Adviser or a Sub-Adviser to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. Following is a description of Moody’s and S&P’s ratings applicable to fixed income securities.

Moody’s Investors Service, Inc.

Corporate and Municipal Bond Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon

A-1

support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

Unless noted as an exception, Moody’s rating on a bank’s ability to repay senior obligations extends only to branches located in countries which carry a Moody’s Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank’s rating or Moody’s Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody’s ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor’s home country and either the issuer’s home country or the country where an issuer branch is located are not incorporated into Moody’s ratings.

Moody’s makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody’s represent any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s Ratings Services

Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

A-2

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days – including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings. Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment – capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; protection afforded by , and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

Corporate and Municipal Bond Ratings

Investment Grade

AAA: An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having predominantly speculative characteristics with respect to the capacity to pay interest and repay principal. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

A-3

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

CI: The rating CI is reserved for income bonds on which no interest is being paid.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial Paper Rating Definitions

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

A-4

B: A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

A-5

APPENDIX B

CERTAIN OWNERSHIP OF TRUST SHARES

As of June 16, 2008, the following persons owned of record or beneficially 5% or more of the noted class of shares of the following Funds:

a =	Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to “control“ the Funds, as that term is defined in the 1940 Act.
b =	Shares are believed to be held only as nominee.

		Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	Allianz Global Investors Multi-Style Fund
	Class A
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Flr 3, Jacksonville, FL 32246-6484	828,457.231	13.79%
	Class B
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Flr 3, Jacksonville, FL 32246-6484	796,630.205	14.01%
	Class C
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Flr 3, Jacksonville, FL 32246-6484	2,030,100.566	15.61%
	Institutional Class
a,b	Charles Schwab & Co Inc, Special Custody Account for the Exclusive Benefit of Its Customers, 101 Montgomery Street, San Francisco, CA 94104-4151	1,263,179.660	87.55%
	Northern Trust Co as Custodian FBO, UBS Financial Services Inc. Master, PO Box 92994, Chicago, IL 60675-0001	141,560.044	9.81%

	Allianz CCM Capital Appreciation Fund
	Administrative Class
a,b	NFS for Exclusive Benefit of its Customer, 200 Liberty St, New York, NY 10281-1003	13,275,993.059	54.99%
	First Union National Bank, 401 S Tryon St FRB-3, CMG Fiduciary OP Fund GR, Charlotte NC 28202-1934	3,898,862.496	16.15%
b	Merrill Lynch Pierce Fenner & Smith Inc for the Sole Benefit of Its Customers, 4800 Deer Lake Dr E Flr 3, Jacksonville FL 32246-6484	1,690,684.888	7.00%
b	PIMS/Prudential Retirement as Nominee for the TTEE/Cust PL OO, New York, NY 160 Water Street, Room 620, NY, NY 10038-4922	1,512,832.354	6.27%
	Class A
a,b	MLPF&S For the Sole Benefit of its Customers, 4800 Deerlake Drive E Fl 3, Jacksonville, FL 32246-6484	5,917,562.860	26.55%
	NFS LLC FEBO Regions BK DBA Kenneburt Co, 250 Riverchase Parkway E, Floor 5, Birmingham, AL 35244-1832	1,418,662.613	6.37%
	Class B
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Flr 3, Jacksonville, FL 32246-6484	347,455.459	13.62%
	Morgan Stanley & Co, Harborside Financial Center, Plaza II 3rd FL, Jersey City, NJ 07311	189,381,332	7.42%

B-1

	Class C
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Flr 3, Jacksonville, FL 32246-6484	957,289.871	13.81%
	Morgan Stanley & Co, Harborside Financial Center, Plaza 11, 3rd Flr, Jersey City, NJ 07311	824,567.196	11.89%
	Citigroup Global Markets, Inc, 333 West 34th St, 7th Flr, New York, NY 10001-2483	367,391.652	5.30%
	Class D
a,b	Charles Schwab & Co Inc, Special Custody Accounts FBO Customers, 101 Montgomery St, San Francisco, CA 94104-4122	1,239,272.809	61.31%
	Class R
a	FIIOC FBO Zoll Medical Corporation, 100 Magellan Way (KWIC), Covington, KY 41018	225,117.866	24.25%
	American United Insurance Co TTEE, Group Retirement Annuity, PO Box 368, Indianapolis IN 46206-0368	120,013.557	12.93%
	American United Insurance Co TTEE, Unit Investment Trust, PO Box 368, Indianapolis IN 46206-0368	119,858.295	12.91%
	HUBCO Regions Financial Corporation, Trust Operations 14th Fl, PO Box 830688, Birmingham AL 35283-0688	83,045.423	8.95%
	Reliance Trust Co Cust FBO National Home Centers Inc, 401K Plan, PO Box 48529, Atlanta, GA 30362-1529	53,554.033	5.77%
	FIIOC FBO Dillon Family Medicine PA, 100 Magellan Way, KWIC, Covington, KY 41018	49,893.008	5.38%
	Institutional Class
a,b	NFS for Exclusive Benefit of its Customer, 200 Liberty St, New York, NY 10281-1003	8,632,432.317	35.03%
b	Charles Schwab & Co Inc Special Custody Account for Exclusive Benefit of its Customers, 101 Montgomery Street, San Francisco, CA 94104-4151	3,450,746.788	14.00%

	Allianz CCM Emerging Companies Fund
	Administrative Class
a	Wells Fargo Bank NA FBO RPS PIMCO Emerging Companies, PO Box 1533, Minneapolis MN 55480-1533	818,617.946	56.30%
b	T Rowe Price Retirement Plan Services Inc, FBO Retirement Plan Clients, 4515 Painters Mill Rd, Owings Mills, MD 21117-4903	192,297.748	13.23%
	ICMA-RC Services LLC Attn: Victor Edgar, 777 N. Capitol St. NE Ste 600, Washington, DC 20002-4290	79,199.921	5.45%
	Institutional Class
b	NFS for Exclusive Benefit of its Customer, 200 Liberty St, New York, NY 10281-1003	2,889,424.917	23.65%
	Nationwide Trust Co FBO Southwest Airlines Pilots Retirement Savings Plan, 98 San Jacinto Blvd Ste 1100, Austin, TX 78701-4255	1,961,571.187	16.05%
	Standard Insurance Company, 1100 SW 6th Avenue, Portland, OR 97204-1020	1,192,655.691	9.76%
b	Charles Schwab & Co Inc, Special Custody Account for Exclusive Benefit of its Customers, 101 Montgomery Street, San Francisco, CA 94104-4151	982,374.312	8.04%
	US Bank National Assoc CUST Comm Invest Group-Cadence MIC CP Trust Mutual Funds, SPFT0912, P.O. Box 1787, Milwaukee, WI 53201-1787	675,816.332	5.53%
b	LPL FBO LPL Customers, 1 Beacon St Flr 22, Boston, MA 02108-3107	621,635.415	5.09%

	Allianz CCM Focused Growth Fund
	Administrative Class
a	Allianz Global Investors of America LP, 680 Newport Center Dr, Suite 250, Newport Beach, CA 92660-4046	1,114.296	100.00%

B-2

	Class C
b	MLPF&S For the Sole Benefit of Its Customers, 4800 Deer Lake Dr. E Flr 3, Jacksonville FL 32246-6484	42,779.030	14.72%
	Citigroup Global Markets Inc., 333 West 34th St, 7th Flr, New York, NY 10001-2483	21,859.671	7.522
	Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-9998	17,830.833	6.14%
	Class D
a,b	Charles Schwab & Co Inc, Special Custody Accounts, FBO Customers, 101 Montgomery St. San Francisco, CA 94104-4122	163,472,616	87.91%
b	Ameritrade Inc FBO P.O. Box 2226, Omaha, NE 68103-2226	10,196.632	5.48%
	Institutional Class
a	MAC & Co Attn Mutual Fund Ops, 525 William Penn Place, P.O. Box 3198, Pittsburgh, PA 15230-3198	4,191,968.658	33.15%
a	Commercial Properties Co., West Coast Trust Co., P.O.Box 1012, Salem, OR 97308-1012	2,679,856.067	21.19%
b	NFS for Exclusive Benefit of its Customer, 200 Liberty St, New York, NY 10281-1003	2,599,811.299	20.56%
b	Charles Schwab & Co Inc, Special Custody Account for the Exclusive Benefit of Its Customers, 101 Montgomery St, San Francisco, CA 94104-4122	1,293,932.822	10.23%

	Allianz CCM Mid-Cap Fund
	Administrative Class
a,b	NFS for Exclusive Benefit of its Customer, 200 Liberty St, New York, NY 10281-1003	4,854,910.435	58.97%
	Vanguard Fiduciary Trust Co, 100 Vanguard Blvd, Outside Funds, Malvern, PA 19355-2331	1,033,927.190	12.56%
b	Merrill Lynch Pierce Fenner & Smith Inc. For The Sole Benefit of its Customers, 101 Montgomery St., San Francisco, CA 94104-4151	493,320.079	5.99%
b	Charles Schwab & Co Inc Special Custody Accounts FBO Customers, 101 Montgomery St, San Francisco, CA 94104-4122	412,147.256	5.01%
	Class A
	Morgan Stanley & Co, Harborside Financial Center, Plaza II, 3rd Flr, Jersey City, NJ 07311	2,376,394.892	19.77%
b	MLPF&S For the Sole Benefit of Its Customers, Attn Fund Admn #97M, 4800 Deer Lake Drive E FL 3, Jacksonville, FL 32246-6484	714,265.128	5.94%
	Class B
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Flr 3, Jacksonville, FL 32246-6484	160,843.772	7.69%
	Morgan Stanley, Harborside Financial Center, Plaza II, 3rd Flr, Jersey City, NJ 07311	155,880.149	7.45%
	Citigroup Global Markets, Inc, 333 West 34th St, 7th Flr, New York, NY 10001-2483	125,664.038	6.00%
	Class C
	Citigroup Global Markets, Inc, 333 West 34th St, 7th Flr, New York, NY 10001-2483	403,642.104	10.69%
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Flr 3, Jacksonville, FL 32246-6484	370,860.345	9.82%
	Morgan Stanley & Co, Harborside Financial Center, Plaza II, 3rd Flr, Jersey City, NJ 07311	202,513.089	5.36%
	Class D
a,b	Charles Schwab & Co Inc Special Custody Accounts FBO Customers, 101 Montgomery St, San Francisco, CA 94104-4122	3,029,341.541	41.70%
b	Ameritrade Inc., FBO P. O. Box 2226, Omaha, NE, 68103-2226	978,142.426	13.46%
	Class R
a	Reliastar Life Ins Co of NY, 151 Farmington Ave, Hartford, CT 06156-0001	603,012.502	31.99%
	ING Life Insurance & Annuity Co, 151 Farmington Ave, Hartford, CT 06156-1506	206,470.829	10.95%
	Hartford Life Insurance Co 401K Separate Account P. O. Box 2999, Hartford CT 06104	173,623.308	9.21%

B-3

	Institutional Class
a,b	NFS for Exclusive Benefit of its Customer, 200 Liberty St, New York, NY 10281-1003	8,226,199.524	43.65%
b	Charles Schwab & Co Inc. Special Custody Account for the Exclusive Benefit of its Customers, 101 Montgomery Street, San Francisco, CA 94104-4151	1,578,618.755	8.38%
b	LPL FBO LPL Customers, Mutual Fund Operations, One Beacon Street, Flr 22, Boston, MA 02108-3107	1,453,352.695	7.71%
b	First Union Nat’l Bank Custodian, Various Retirement Plans, 1525 W. WT Harris Blvd NC-1151, Charlotte, NC 28262-8522	1,389,499.359	7.37%

	Allianz NACM Emerging Markets Opportunities Fund
	Class A
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Flr 3, Jacksonville, FL 32246-6484	279,523.521	12.11%
	UBS Financial Services Inc, FBO - Thomas Betty Genesis Resources Inc, Far East Consortium Bldg, 121 Ves Voeux Road Central, Hong Kong,	118,179.975	5.12%
	Class C
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Flr 3, Jacksonville, FL 32246-6484	204,364.918	24.24%
	Morgan Stanley & Co, Harborside Financial Center, Plaza II 3rd Flr, Jersey City, NJ 07331	70,992.118	8.42%
	Class D
a,b	Charles Schwab & Co Inc, Special Custody Acct FBO Customers, Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104-4122	594,515.240	27.32%
	Institutional Class
a,b	Charles Schwab & Co Inc, Special Custody Accounts FBO Customers, 101 Montgomery St, San Francisco, CA 94104-4151	1,015,983.795	44.55%
a,b	NFS for Exclusive Benefit of its Customer, 200 Liberty St, New York, NY 10281-1003	814,830.751	35.73%

	Allianz NACM Global Fund
	Administrative Class
a	Allianz Global Investors of America LP, 680 Newport Center Drive, Suite 250, Newport Beach, CA 92660-4046	1,349.221	100.00%
	Class B
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Flr 3, Jacksonville, FL 32246-6484	103,940,322	8.15%
	Class C
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Flr 3, Jacksonville, FL 32246-6484	148,022.109	20.02%
	Class D
a,b	Charles Schwab & Co Inc., Special Custody Accounts FBO Customers, Mutual Funds, 101 Montgomery St, San Francisco, CA 94104-4122	70,412.226	38.93%
b	Ameritrade Inc, FBO, PO Box 2226, Omaha NE 68103-2226	12,322.526	6.81%
	Class R
a	N/A FBO, Benjamin Bros Inc 401(K) Profit Sharing Plan & Trust, 121 North Summit Street, Tenafly, NJ 07670	1,545.593	40.11%
a	Allianz Global Investors, 680 Newport Center Drive, Suite 250, Newport Beach, CA 92660-4046	1,298.092	33.69%
	David A. Trott FBO Trott and Trott A Professional Profit Sharing Plan & Trust, 31440 Northwestern Hwy 150, Farmington Hills, MI 48334-5422	352.969	9.16%
	MG Trust Company as Agent for Frontier Trust Co as Trustee FEHR Bros Industries Inc 4-1(k) P.O. Box 10699, Fargo, ND 58106	327.138	8.49%
	Institutional Class
a	Connie L Gordon 129 Rio Vista Cir, Durango, CO 81301-4379	1,253.808	48.62%
a	Allianz Global Investors of America LP, 680 Newport Center Drive, Suite 250, Newport Beach, CA 92660	680.729	26.40%
b	Ameritrade Inc for the Exclusive Benefit of its Client, PO Box 2226, Omaha, NE 68103-2226	644.164	24.98%

B-4

	Allianz NACM Growth Fund
	Administrative Class
a	Allianz Global Investors of America LP, 680 Newport Center Drive, Suite 250, Newport Beach, CA 92660-4046	1,166.581	99.99%
	Class A
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E, Flr 3, Jacksonville, FL 32246-6484	65,681.256	9.84%
	Class B
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E Flr 3, Jacksonville, FL 32246-6484	53,578.384	9.17%
	Class C
a,b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	120,233.155	25.43%
	Class D
a,b	Charles Schwab & Co Inc, Special Custody Accounts, FBO Customers, Mutual Funds, 101 Montgomery St, San Francisco, CA 94101-4122	18,299.852	28.30%
	NFS LLC FEBO FMT CO Cust IRA Rollover FBO William B Meyberg, 4940 E. 102nd St, Tulsa, OK	7,684.428	11.88%
	NFS LLC FEBO Carol Lynn Scott TTEE, Living Trust of Carol L Scott, U/A 7/20/95, 14617 Trillium Dr, Augusta	6,992.260	10.81%
	Institutional Class
a	Allianz Global Investors of America LP, 680 Newport Center Drive, Suite 250, Newport Beach, CA 92660	45,155.864	93.95%

	Allianz NACM Income and Growth Fund
	Class A
	Doug Forsyth and Rosanna Forsyth Co-TTEES, The Forsyth Family Trust, U/A DTD 7/20/01, PO Box 675850, Rancho Santa Fe CA 92067-5850	8,747.534	10.59%
	Pershing LLC P.O. Box 2052, Jersey City, NJ 07030-9998	7,710.931	9.34%
	Raymond James & Associates Inc, FBO Frank J Rodgers, 720 Clark Street, Westfield, NJ 07090-3915204	6,849.315	8.29%
	E Blake Moore Jr. or Cynthia C. Weiler TTEES, Weiler-Moore Family Trust U/A DTD 11/03/99, 1965 Broadway, New York, NY 10023-5977	5,206.281	6.31%
	Terri Hurd TTEE The William Hurd Estate U/A DTD 11/7/07 75 Robin Lane, Rensselaer, NY 12144-9635	4,246.490	5.14%
	Class C
b	MLPF&S For the Sole Benefit of its Customers, Attn Fund Admin, 4800 Deer Lake Drive E FL 3, Jacksonville, FL 32246-6484	10,993.509	19.41%
	Pershing LLC P.O. Box 2052, Jersey City, NJ 07303-9998	6,996.200	12.35%
	Pershing LLC P.O. Box 2052, Jersey City, NJ 07303-9998	3,115.583	5.50%
	Pershing LLC P.O. Box 2052, Jersey City, NJ 07303-9998	3,026.316	5.34%
	Class D
a	Allianz Global Investors, 680 Newport Beach CA 92660-4046	731.111	91.53%
	NFS LLC FEBO Lauren A Joel, 7113 Inwood Drive, Woburn, MA 01801	67.613	8.47%
	Institutional Class
a	Allianz Global Investors of America LP, 680 Newport Center Drive, Suite 250, Newport Beach, CA 92660	1,472,057.049	100.00%

B-5

	Allianz NACM International Fund
	Administrative Class
a	Allianz Global Investors of America L.P., 680 Newport Center Drive, Suite 250, Newport Beach, CA 92660-4046	597.801	100.00%
	Class A
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	775,594.871	9.46%
	Class C
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	1,185,105.891	19.04%
	Citigroup Global Markets, Inc., 7th fl, 333 West 34th St., New York, NY 10001-2483	446,973.519	7.18%
	Class D
a,b	Charles Schwab & Co Inc Special Custody Accounts FBO Its Customers, 101 Montgomery St, San Francisco, CA 94104-4122	280,315.328	37.14%
b	Ameritrade Inc FBO, PO Box 2226, Omaha NE 68103-2226	45,236.863	5.99%
	Class R
a	MG Trust Company Cust.FBO, Dalton Carpet One, 700 17th Street, Suite 300,Denver CO 80202	1,444.021	54.70%
	Allianz Global Investors of America L.P., 680 Newport Center Drive, Suite 250, Newport Beach, CA 92660-4046	605.097	22.92%
	MG Trust Company Cust. FBO Blast Cleaning Services Inc 401(k), 700 17th Street, Suite 300, Denver CO 80202	376.111	14.25%
	MG Trust Company Cust. FBO Hamilton Management, 700 17th Street, Suite 300, Denver CO 80202	214.816	8.14%
	Institutional Class
a	Asset Allocation Portfolio, Allianz Funds, 1345 Avenue of the Americas, New York, NY 10105	1,567,895.535	23.85%
b	NFS for Exclusive Benefit of its Customer, 200 Liberty St, New York, NY 10281-1003	1,331,456.405	20.26%
	State Street as Cust FBO South Dakota Higher Education TR Selection, 801 Pennsylvania Ave, Kansas City MO 64105-1307	611,306.833	9.30%
	Charles Schwab Company, 101 Montgomery St, San Francisco, CA 94104-4151	480,857.864	7.32%
	GPC As Agent for MFS Heritage Trust Company FBO The Jackson Clinic P/Sharing Plan, PO Box 79377, Atlanta GA 30357-7377	441,965.308	6.72%
	State Street Bank & Trust As Custodian for South Dakota Higher Education Savings Trust, 801 Pennsylvania Ave, Kansas City, MO 64105-1307	358,593.372	5.46%
	State Street Bank & Trust As Cust for South Dakota Higher Education Savings Trust, 801 Pennsylvania Ave, Kansas City, MO 64105-1307	356,281.282	5.42%
	State Street Corp Cust- FBO Perpetual Trust of St. Peter & St. Paul, 200 Newport Ave 7th Fl, North Quincy MA 02171	349,114.001	5.31%

	Allianz NACM Mid-Cap Growth Fund
	Class A
	Pershing LLC P.O. Box 2052, Jersey City, NJ 07303-9998	1,516.167	17.59%
	Pershing LLC P.O. Box 2052, Jersey City, NJ 07303-9998	1,481.090	17.18%
	Pershing LLC P.O. Box 2052, Jersey City, NJ 07303-9998	1,149.425	13.33%
	Pershing LLC P.O. Box 2052, Jersey City, NJ 07303-9998	1,019.896	11.83%
	Allianz Global Investors of America L.P., 680 Newport Beach CA 92660-4046	811.945	9.42%
	Pershing LLC P.O. Box 2052, Jersey City, NJ 07303-9998	792.938	9.20%
	BSDT Cust Rollover IRA FBO Dawn D Seibert, 14341 Walnut Creek Drive, Town and Country, MO 63017	558.218	6.48%
	Tommy Yan TOD Beneficiaries on File, Subject to STA TOD Rules, 10755 Scripps POWAY PKWY STE F, San Diego, CA 92131-3924	533.130	6.18%

B-6

	Class C
a	Allianz Global Investors, 680 Newport Beach CA 92660-4046	811.994	98.45%
	Class D
a	Allianz Global Investors, 680 Newport Beach CA 92660-4046	811.945	71.78%
a	BSDT Cust IRA ROTH Contribution IRA Lindsay Irene Tyson 3040 Dickens Lane, Mound, MN 55364-8518	319.234	28.22%
	Institutional Class
a	State Street Corp as Cust Pacific Life Charitable Foundation, 801 Pennsylvania Ave, Kansas City MO 64105-1307	375,080.293	26.18%
	Allianz Dresdner Asset Management of America LP, 680 Newport Center Drive, Ste 250, Newport Beach, CA 92660-4046	246,854.055	17.23%
	State Street Corp as Cust Ralph Stern & Suzanne Stern of the R & S Stern Revocable Trust, 1 Inverness Lane, Newport Beach, CA 92660-5110	152,099.729	10.62%
	Ralph Stern and Suzanne Stern, Charitable Remainder Unitrust, 1 Inverness La, Newport Beach, CA 92660	139,441.116	9.73%
	State Street Bank & Trust TTEE For City of Alpharetta Defined Benefit Pension Plan, 801 Pennsylvania Ave., Kansas City, MO 64105-1307	136,774.384	9.55%
	State Street Bank & Trust Douglas County Defined Benefit Pension Plan, 801 Pennsylvania Ave., Kansas City, MO 64105-1307	86,882.453	6.06%
	State Street Bank & Trust Co AS For City of Peachtree City, 801 Pennsylvania Avenue, Kansas City, MO 64105-1307	85,087.236	5.94%

	Allianz NACM Pacific Rim Fund
	Class A
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	1,706,687.553	22.44%
	Morgan Stanley & Co, Harborside Financial Center Plaza II 3rd Flr, Jersey City, NJ 07311	488,181.966	6.42%
	Class B
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	505,738.556	17.63%
	Class C
a,b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	3,205,250.582	50.33%
	CitiGroup Global Markets, Inc. Attn Cindy Tempesta 7th Flr, 333 West 34th St., New York, NY 10001-2483	391,878.029	6.15%
	Class D
a,b	Charles Schwab & Co Inc., Special Custody Accounts FBO Customers, 101 Montgomery St, San Francisco, CA 94104-4122	3,368,372.697	65.28%
	Institutional Class
a,b	NFS for Exclusive Benefit of Customers, 200 Liberty Street, New York, NY 10281-1003	3,575,871.901	95.51%
	Allianz NFJ All-Cap Value Fund
	Administrative Class
a	Allianz Global Investors of America LP, 680 Newport Center Drive Suite 250, Newport Beach, CA 92660-4046	1,588.984	99.99%
	Class A
a,b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	219,358.739	26.58%
	Morgan Stanley & Co., Harborside Financial Center Plaza II 3rd Flr, Jersey City, NJ 07311	75,459.098	9.14%
	Class B
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	29,710.238	8.97%

B-7

	Class C
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	56,741.292	9.28%
	Citigroup Global Markets, Inc, 333 West 34th St.,7th fl, New York, NY 10001-2483	41,909.791	6.85%
	Class D
a,b	Charles Schwab & Co Inc., Special Custody Accounts FBO Customers, 101 Montgomery St, San Francisco, CA 94104-4122	263,388.039	80.09%
	Institutional Class
a	State Street Corp as Cust for Pacific Life Charitable Foundation, 801 Pennsylvania Ave, Kansas City, MO 64105-1307	329,091.021	36.58%
	State Street Corp as Custodian for Ralph Stern & Suzanne Stern of the R & S Stern Revocable Trust, 1 Inverness Lane, Newport Beach, CA 92660-5110	151,988.857	16.89%
	Ralph Stern and Suzanne Stern, Charitable Remainder Unitrust 1345 Avenue of the Americas, New York, NY 10105-0302	122,570.837	13.62%
a	State Street Bank & Trust TTEE, for City of Alpharetta Defined Benefit Pension Plan, 801 Pennsylvania Ave, Kansas City, MO 64105-1307	105,256.486	11.70%
	State Street Bank & Trust Douglas County Defined Benefit Pension Plan, 801 Pennsylvania Ave, Kansas City, MO 64105-1307	76,329.838	8.48%
a	State Street Bank & Trust Co For City of Peachtree City, 801 Pennsylvania Ave, Kansas City, MO 64105-1307	65,460.800	7.28%

	Allianz NFJ Dividend Value Fund
	Administrative Class
a,b	NFS for Exclusive Benefit of its Customer, 200 Liberty St, New York, NY 10281-1003	27,760,075.635	60.52%
	New York Life Trust Company, 169 Lackawanna Ave, Parsippany, NJ 07054-1007	3,351,927.177	7.31%
	Benefit Trust CO FBO, PHH Investments LTD, 5901 College Blvd, STE 100, Overland Park KS 66211-1834	3,156,661.468	6.88%
	Class A
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	24,579,427.485	11.31%
	Morgan Stanley & Co., Harborside Financial Center, Plaza II, 3rd Fl, Jersey City, NJ 07311	21,296,988.104	9.80%
	Class B
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	3,527,805.422	16.63%
	Citigroup Global Markets, Inc, 333 West 34th St, 7th fl, New York, NY 10001-2483	1,760,978.228	8.30%
	Morgan Stanley & Co., Harborside Financial Center, Plaza II, 3rd Fl, , Jersey City, NJ 07311	1,241,525.870	5.85%
	Class C
a,b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	23,899,574.788	28.62%
	Citigroup Global Markets, Inc, 333 West 34th St, 7th fl, New York, NY 10001-2483	12,431,119.294	14.89%
	Class D
a,b	Charles Schwab & Co Inc Special Custody Accounts FBO Customers, 101 Montgomery St, San Francisco, CA 94104-4122	13,828,012.229	54.29%
	Class R
	FIIOC FBO Wood Group Management, Service Inc Plan, 100 Magellan Way (KWIC) Covington KY 41018	832,688.407	5.95%
	American United Insurance Co TTEE, Group Retirement Annuity, P.O. Box 368, Indianapolis, IN 46206-0368	804,248.735	5.75%
	AIG Federal Savings Bank TTEE, FBO Central Texas College, Employees Pension Plan and Trust, 2929 Allen Parkway L3-00, Houston TX 77019-7104	744,631.679	5.33%

B-8

	Institutional Class
a,b	NFS for Exclusive Benefit of its Customer, 200 Liberty St, New York, NY 10281-1003	37,323,911.055	31.33%
b	Charles Schwab & Co Inc Special Custody Account for the Exclusive Benefit of its Customers, 101 Montgomery Street, San Francisco, CA 94104-4151	15,761,078.673	13.23%
b	LPL FBO LPL Customers, Attn: Mutual Fund Operations, 1 Beacon St FL 22, Boston, MA 02108-3107	11,751,251.288	9.86%
	ING Life Insurance & Annuity Co, One Orange Way, C1N, Windsor, CT 06095	10,900,497.369	9.15%

	Allianz NFJ International Value Fund
	Class A
a,b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	9,083,023.898	29.26%
	Class C
a,b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	4,010,576.044	31.49%
	Citigroup Global Markets, Inc, 333 West 34th St, 7th fl, New York, NY 10001-2483	1,181,021.538	9.27%
	Class D
a,b	Charles Schwab & Co Inc, Special Custody Account FBO Customers, 101 Montgomery Street, San Francisco, CA 94104-4122	3,215,556.918	61.50%
b	Ameritrade Inc FBO, PO Box 2226, Omaha NE 68103-2226	359,616.227	6.88%
	Institutional Class
a,b	Charles Schwab & Co Inc Special Custody Account for the Exclusive Benefit of Its Customers, 101 Montgomery Street, San Francisco, CA 94104-4151	1,709,329.229	26.22%
a.b	Prudential Investment Management Services FBO Mutual Fund Clients, 100 Mulberry St, 3 Gateway Center FL 11, MS NJ05-11-20, Newark NJ 07102-4000	1,654,336.294	25.37%
b	NFS for Exclusive Benefit of its Customer, 200 Liberty St, New York, NY 10281-1003	1,354,953.424	20.78%
	AST CAP TR CO AS TTEE FBO UA Local 467 Defined Benefit Plan, P.O. Box 52129, Phoenix, AZ 85072-2129	574,009.119	8.80%
	Pearl Total Return Fund, 2610 Park Ave, PO Box 209, Muscatine IA 52761-0069	406,924.641	6.24%

	Allianz NFJ Large-Cap Value Fund
	Administrative Class
a,b	Wachovia Bank FBO Various Retirement Plans 1525 Wes6t WT Harris Blvd NC 115, Charlotte, NC 28288-0001	657,746.427	67.22%
	Mercer Trust Co CUST, FBO Metro Atlanta Chamber of Commerce 401K Plan, 1 Investors Way, Norwood MA 02062-1599	82,656.156	8.45%
a,b	PIMS/Prudential Retirement as Nominee for the TTEE Gramercy Alumina LLC 1111 Airline HWY, US 61 Suite 3370, Gramercy LA 70052	73,495.876	7.51%
b	NFS For Exclusive Benefit of Our Customer 200 Liberty St., New York, NY 10281-1003	68,257.606	6.98%
b	PIMS/Prudential Retirement as Nominee for the TTEE Gramercy Alumina LLC Salaried, 1111 Airline HWY, US 61 Suite 3370, Gramercy LA 70052	66,135.389	6.76%
	Class A
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	2,023,817.530	9.38%
	Citigroup Global Markets, Inc, 333 West 34th St, 7th fl, New York, NY 10001-2483	1,171,895.653	5.43%
	Class B
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	237,284.800	11.55%

B-9

	Class C
a,b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	2,020,447.893	26.67%
	Citigroup Global Markets, Inc, 333 West 34th St, 7th fl, New York, NY 10001-2483	489,374.982	6.46%
	Morgan Stanley & Co, Harborside Financial Center Plaza II 3rd Flr, Jersey City, NJ 07311	441,091.276	5.82%
	Class D
a,b	Charles Schwab & Co Inc Special Custody Account FBO Customers, 101 Montgomery Street, San Francisco, CA 94104-4122	3,861,323.046	51.00%
	Class R
a	DCGT as TTEE and/or Cust, FBO The Church of God, Attn: NPIO Trade Desk, 711 High Street, Des Moines, IA 50303	982,632.720	44.44%
	DCGT as TTEE and/or Cust, FBO The Wesleyan Pension Fund, Attn NPIO Trade Desk, 711 High Street, Des Moines, IA 50303	481,212.668	21.76%
	DCGT as TTEE and/or Cust, FBO Principal Financial Group Qualified FIA Omnibus, Attn: NPIO Trade Desk, 711 High Street, Des Moines, IA 50303	142,232.468	6.43%
	DCGT as TTEE and/or Cust, FBO Principal Financial Group Qualified Prin Advtg Omnibus, Attn: NPIO Trade Desk, 711 High Street, Des Moines, IA 50303	124,318.376	5.62%
	Institutional Class
a,b	NFS For Exclusive Benefit of Its Customer, 200 Liberty St. New York, NY 10281-1003	9,899,982.764	46.26%
	Minnesota Life, 401 Robert Street North, Saint Paul MN 55105-2005	2,049,329.482	9.58%
b	Prudential Investment Management Services FBO Mutual Fund Clients, 100 Mulberry St, 3 Gateway Center, FL 11, Newark NJ 07102-4000	1,668,497.712	7.80%
	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	1,241,510.288	5.80%

	Allianz NFJ Mid-Cap Value Fund
	Class A
b	MLPF&S For The Sole Benefit Of Its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	77,312.416	17.82%
	NFS LLC FEBO Randy & Norma Zimmer Trust, Randal H & Norma B Zimmer TTEE, U/A 05/21/92, 601 S. Valencia Avenue, Suite 200, Brea, CA 92823	29,996.748	6.92%
	Class C
b	MLPF&S For The Sole Benefit Of Its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville FL 32246-6484	35,338.665	12.44%
	Michael Baxter TTEE Palmyra Capital Advisors LLC, Defined Benefit Pension, DTD 12-01-02, 11111 Santa Monica Blvd, Ste 110, Los Angeles, CA 90025`	14,747.232	5.19%
	Class D
a,b	Charles Schwab & Co Inc, Special Custody Accounts, FBO Customers, 101 Montgomery St, San Francisco, CA 94104-4122	5,386.575	34.98%
	NFS LLC FEBO Julie Gail Blewis Cust, Jenna Nicole Blewis UTMA MD, 208 Stratford Rd, Baltimore MD 21218	2,646.140	17.18%
	NFS LLC FEBO Julie Gail Blewis Cust, Brian Scott Blewis UTMA MD, 208 Stratford Rd, Baltimore MD 21218	2,070.328	13.44%
	NFS LLC FEBO FMT Co Cust IRA Rollover FBO Steven B Plump 339 Oxford Dr., Short Hills NJ 07078	1,321.903	8.58%
	Institutional Class
a	Allianz Global Investors of America LP, 680 Newport Center Drive, Suite 250, Newport Beach, CA 92660-4046	72,192.132	59.41%
a,b	Charles Schwab & Co Inc Special Custody Account for the Exclusive Benefit of its Customers, 101 Montgomery Street, San Francisco, CA 94104-4151	49,330.136	40.59%

B-10

	Allianz NFJ Small-Cap Value Fund
	Administrative Class
a,b	NFS for Exclusive Benefit of its Customer, 200 Liberty St, New York, NY 10281-1003	11,656,374.100	51.38%
b	Merrill Lynch Pierce Fenner & Smith Inc for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	2,961,836.642	13.06%
	First Union National Bank 401 S. Tryon St. FRB-3 ATT CMG Fiduciary Op Fund Gr, Mail Code: CMG-2-1151	1146547.921	5.05%
	Class A
	State Street Bank & Trust Co FBO ADP Daily Valuation 401K, Product B, FBO Plan Participants, 200 Newport Ave, Ext JQ7, North Quincy, MA 02171-	8,507,714.926	14.76%
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	7,644,481.943	13.26%
	Class B
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	900,195.134	12.46%
	Citigroup Global Markets, Inc, 333 West 34th St, 7th fl, New York, NY 10001-2483	418,359.724	5.79%
	Class C
a,b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	4,670,193.453	27.64%
	Citigroup Global Markets, Inc, 333 West 34th St, 7th fl, New York, NY 10001-2483	1,498,033.275	8.86%
	Class D
a,b	Charles Schwab & Co Inc Special Custody Accounts FBO Customers, 101 Montgomery St, San Francisco, CA 94104-4122	223,493.236	46.79%
	Class R
a	American United Insurance Co TTEE Group Retirement Annuity, PO Box 368, Indianapolis, IN 46206-0368	653,520.601	38.66%
	ING Life Insurance & Annuity Co, 151 Farmington Ave, Hartford, CT 06156-1506	196,619.454	11.63%
	ING National Trust, 151 Farminton Avenue, Hartford, CT 06156-1506	103,365.908	6.12%
	American United Insurance Co TTEE Unit Investment Trust, PO Box 368, Indianapolis, IN 46206-0368	101,961.667	6.03%
	Institutional Class
a,b	NFS for Exclusive Benefit of its Customer, 200 Liberty St, New York, NY 10281-1003	17,704,499.393	44.98%
b	Merrill Lynch Pierce Fenner & Smith Inc for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	3,152,145.424	8.01%
	Standard Insurance Company, Attn: Separate Account A, 1100 SW 6th Avenue, Portland, OR 97204-1020	2,468,362.903	6.27%
b	Charles Schwab & Co. Inc.Special Custody Account for the Exclusive Benefit of Our Customers, 101 Montgomery Street, San Francisco, CA 94104-4151	2,104,059.596	5.35%
	Minnesota Life, 401 Robert Street North, Saint Paul, MN 55101-2005	2,041,013.871	5.19%

	Allianz OCC International Equity Fund
	Institutional
a	Allianz Global Investors of America LP, 680 Newport Center Dr Suite 250, Newport Beach, CA 92660-4046	223,356.728	70.70%
a	Bank of America NA IM Allianz OpCap Holding Tr, P.O. Box 831575, Dallas, TX 75283-1575	91,972.782	29.11%

	Allianz OCC Renaissance Fund
	Administrative Class
a,b	Merrill Lynch Pierce Fenner & Smith Inc for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	1,112,934.909	44.35%

B-11

	T Rowe Price Retirement Plan SVCS, 4515 Painters Mill Rd, Owings Mills, MD 21117-4903	396,789.798	15.81%
	American United Life Insurance Co Group Retirement Sep ACCT II, One American Square, Indianapolis, IN 46282-0020	300,157.981	11.96%
	Orchard Trust Co LLC, FBO Employee Benefits Clients, c/o Great West, 8515 E Orchard Rd, # 212, Englewood, CO 80111-5002	238,620.601	9.51%
	Class A
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL3, Jacksonville, FL 32246-6484	3,690,458.798	10.83%
	Hartford Life Insurance Co, 401K Separate Account, PO Box 2999, Hartford, CT 06104	2,618,156.616	7.68%
	Class B
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL3, Jacksonville, FL 32246-6484	1,878,897.755	7.80%
	Morgan Stanley & Co., Harborside Financial Plaza 3rd FL, Jersey City, NJ 07311	1,596,075.408	6.62%
	Citigroup Global Markets, Inc, 333 West 34th St, 7th fl, New York, NY 10001-2483	1,300,075.496	5.39%
	Class C
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	4,802,070.905	16.67%
	Citigroup Global Markets, Inc, 333 West 34th St, 7th fl, New York, NY 10001-2483	3,016,389.388	10.47%
	Class D
a,b	Charles Schwab & Co Inc. Special Custody Accounts FBO Customers, 101 Montgomery St, San Francisco, CA 94104-4122	641,912.144	52.20%
	Class R
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL3, Jacksonville, FL 32246-6484	163,748.304	9.04%
	Capital Bank & Trust Company TTEE FBO Alcan Rolled Products Ravenswood LLC Salaried DCP 401K c/o PlanPremier/Fascore LLC, 8515 Orchard Rd 2T2, Greenwood Village CO 80111	121,646.367	6.71%
	Capital Bank & Trust Company TTEE FBO PICIS Inc 401K PSP & Trust, C/O Plan Premier/Fascorp, 8515 Orchard Rd 2T2, Greenwood Village CO 80111	112,137.328	6.19%
	American United Insurance Co TTEE Group Retirement Annuity, PO Box 368, Indianapolis, IN 46206-0368	110,016.039	6.07%
	Leonard Miller FBO Miller Advertising Agency Inc, Profit Sharing Plan DTD 11/29/93, 71 Fifth Ave, NY, NY 10003	108,612.413	5.99%
	Institutional Class
a	Asset Allocation Portfolio, Allianz Funds, 1345 Avenue of the Americas, New York, NY 10105	1,036,876.156	61.84%
b	Charles Schwab & Co Inc Special Custody Account for the Exclusive Benefit of its Customers, 101 Montgomery Street, San Francisco, CA 94104-4151	409,396.265	24.42%
	Allianz OCC Value Fund
	Administrative Class
a,b	Wachovia Bank FBO Various Retirement Plans, 1525 West WT Harris Blvd, Charlotte, NC 28288-0001	1,600,321.845	34.50%
b	NFS for Exclusive Benefit of its Customer, 200 Liberty St, New York, NY 10281-1003	1,115,072.694	24.04%
b	Charles Schwab & Co Special Custody Acct for Exclusive Benefit of its Customers, 101 Montgomery St, San Francisco, CA 94104-4151	572,727.593	12.35%
	American United Life Insurance Co., Group Retirement Annuity Sep Acct II, One American Square, Indianapolis, IN 46282-0020	434,514.937	9.37%
	Wilmington Trust Co TTEE FBO Parkview Health SYS INC 403B PL, C/O Mutual Funds, P.O. Box 8880, Wilmington, DE 19899-8880	252,983.308	5.45%
	Class A
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	1,732,054.707	6.45%
	Nationwide Trust Company FSB, C/O IPO Portfolio Accounting POBox 182029 Columbus OH 43218-2029	1,624,562.933	6.05%

B-12

	Class B
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	1,575,114.794	9.12%
	Citigroup Global Markets, Inc, 333 West 34th St, 7th fl, New York, NY 10001-2483	982,461.105	5.69%
	Morgan Stanley & Co., Harborside Financial Center, Plaza II, 3rd fl, Jersey City, NJ 07311	938,088.217	5.43%
	Class C
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	3,680,118.391	17.27%
	Citigroup Global Markets, Inc, 333 West 34th St, 7th fl, New York, NY 10001-2483	3,093,634.434	14.51%
	Class D
a,b	Charles Schwab & Co Inc Special Custody Accounts FBO Customers, 101 Montgomery St, San Francisco, CA 94104-4122	3,414,021.117	66.31%
	Class R
a	American United Insurance Co TTEE Group Retirement Annuity, PO Box 368, Indianapolis, IN 46206-0368	523,433.402	32.59%
	Emjay Corporation Cust FBO Plans of RPSA Customers 401KPlan, c/o Great-West 8515 E Orchard Rd, Greenwood Village Co 80115	149,161.523	9.29%
	Institutional Class
b	Charles Schwab & Co Inc Special Custody Account for the Exclusive Benefit of its Customers, 101 Montgomery St, San Francisco, CA 94104-4151	732,291.570	13.99%
	State Street Bank & Trust as Custodian for South Dakota Higher Education Savings Trust 9-13 Yrs, 801 Pennsylvania Ave, Kansas City, MO 64105-1307	544,986.416	10.41%
	State Street Bank & Trust as Custodian for South Dakota Higher Education Savings Trust 5-8 Yrs, 801 Pennsylvania Ave, Kansas City, MO 64105-1307	521,317.930	9.96%
	State Street Bank & Trust as Custodian for South Dakota Higher Education Savings Trust Core Equity, 801 Pennsylvania Ave, Kansas City, MO 64105-1307	499,917.504	9.55%
	State Street Bank & Trust as Custodian for South Dakota Higher Education Savings Trust Value, 801 Pennsylvania Ave, Kansas City, MO 64105-1307	444,279.053	8.49%
b	LPL FBO LPL Customers, Attn: Mutual Fund Operations, 1 Beacon St FL 22, Boston, MA 02108-3107	403,989.838	7.72%
b	NFS for Exclusive Benefit of its Customer, 200 Liberty St, New York, NY 10281-1003	385,115.445	7.36%
	Koshland Family Partnership LP, PO Box 7310, Menlo Park, CA 94026-7310	374,999.347	7.16%
	Prudential Investment Management Services FBO Mutual Fund Clients 100 Mulberry St., 3 Gateway Center Fl 11Mailstop NJ 05-11-20, Newark, NJ 07102-4000	333,591.452	6.37%
	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	294,420.271	5.62%

	Allianz OCC Equity Premium Strategy Fund
	Administrative Class
	State Street Bank & Trust Co Cust Barbara S Gross IRA, 14109 N Hemet Dr, Oro Valley, AZ 85755-5888	6,533.895	17.94%
	State Street Bank & Trust Co Cust Mary Gnadt IRA, 237 Walnut St, Elmhurst, IL 60126-2655	55,558.388	15.26%
	State Street Bank & Trust Co Cust Harry S Baucom IRA, 432 SW Dolores Ave, Port St Lucie, FL 34983-1939	4,181.499	11.48%
	Pershing LLC, Mutual Funds, P. O. Box 2052, Jersey City NJ 07303-2052	3,318.544	9.11%
	State Street Bank & Trust Co. Custodian Agnes O’Kelly IRA R/O, PO Box 3671, Pawleys ISL SC 29585-3671	2,803.431	7.70%
	Thomas Michael Gomez, Onnalee Anne Henneberry JT Wros, 2332 Massey LN, Decatur GA 30033-1221	2,326.778	6.39%
	The Richard J Williams Family Limited Partnership 3425 7 Lakes W, West End, NC 27376-9316	1,838.062	5.05%

B-13

	Class A
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	203,050.777	7.62%
	RBC Capital Markets Corp FBO Gary M Reynolds, W305 N1663 Silverwood Lane, Delafield, WI 53018-2177	141,181.600	5.30%
	Class B
	Citigroup Global Markets, Inc, 333 West 34th St, 7th fl, New York, NY 10001-2483	94,621.938	7.20%
	Morgan Stanley & Co., Harborside Financial Center, Plaza II, 3rd fl, Jersey City, NJ 07311	71,638.217	5.45%
	Class C
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	1,386,708.863	7.80%
	Citigroup Global Markets, Inc, 333 West 34th St, 7th fl, New York, NY 10001-2483	104,787.701	5.90%
	Class D
a,b	Charles Schwab & Co Inc Special Custody Accounts FBO Customers, 101 Montgomery St, San Francisco, CA 94104-4122	26,642.967	62.12%
	NFSC FEBO FMT Co Cust IRA fbo Norman Wayne Ross, 34 Leslie Dr, West Milford, NJ 07480	2,975.867	6.94%
	Class R
a	Citistreet Retirement Services, Citigroup Institutional Trust, 400 Atrium Drive, Somerset NJ 08873	14,887.419	76.76%
	MCB Trust Services Cust (FBO) Kirk Kimmerling DDS PC Safe Harbor, 700 17th Street, Suite 300, Denver, CO 80202	4,174.965	21.53%
	Institutional Class
a,b	Ameritrade Inc FBO, PO Box 2226, Omaha NE 68103-2226	68,623.662	25.06%
	Daniel Gregorio & Dallas Carroll JTWROS, 1560 N Sandburg Ter, Chicago, IL 60610-7732	52,200.740	19.06%
b	Charles Schwab & Co Inc Special Custody Account for the Exclusive Benefit of its Customers, 101 Montgomery St, San Francisco, CA 94104-4151	47,142.577	17.21%
b	NFS for Exclusive Benefit of its Customer, 200 Liberty St, New York, NY 10281-1003	31,229.449	11.40%
	Pershing LLC, Attn: Mutual Funds, PO Box 2052, Jersey City, NJ 07303-2052	28,942.331	10.57%

	Allianz OCC Growth Fund
	Administrative Class
	Raymond James & Assoc Inc, FBO Labauve, KJ & BK, 504 Belleau Wood Blvd, Alexandria LA 71303-2405	571.262	21.93%
	State Street Bank & Trust Co Cust IRA Mary Gnadt, 237 Walnut St, Elmhurst, IL 60126-2655	533.105	20.47%
	State Street Bank & Trust Co Cust Harry S Baucom IRA, 432 SW Dolores Ave., Port ST. Lucie FL 34983-1939	280.082	10.75%
	State Street Bank & Trust Co Agnes O’Kelly IRA R/O, PO Box 3671, Pawleys ISL SC 29585-3671	190.653	7.32%
b	NFS for Exclusive Benefit of Its Customer, 200 Liberty St, NY, NY 10281-1003	170.109	6.53%
	Thomas Michael Gomez Onnalee Anne Henneberry JT WROS 2332 Massey Lane, Decatur, GA 30033-1221	131.111	5.03%
	Caryl Howell 11 Hayden Avenue, Great Neck, NY 11024-2011	131.051	5.03%
	Class A
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	935,312.741	11.41%
	Class B
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	218,687.829	20.39%
	Citigroup Global Markets, Inc., 333 West 34th St, 7th fl, New York, NY 10001-2483	114,779.599	10.70%

B-14

	Class C
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	1,905,573.784	15.80%
	Citigroup Global Markets, Inc, 333 West 34th St, 7th fl, New York, NY 10001-2483	1,506,022.622	12.49%
	Class D
a,b	Charles Schwab & Co Inc Special Custody Accounts FBO Customers, 101 Montgomery St, San Francisco, CA 94104-4122	76,476.671	58.04%
b	Ameritrade Inc FBO, PO Box 2226, Omaha NE 68103-2226	8,568.784	6.50%
	Class R
a	Leonard Miller FBO Miller Advertising Agency Inc Profit Sharing Plan Dtd 11/29/93, 71 Fifth Ave, New York, NY 10003	40,936.572	47.03%
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	21,446.503	24.64%
	MG Trust Company Cust. FBO Proto Circuits, Inc 401 (K) PS Plan, 700 17th St, Suite 300, Denver CO 80202	15,716.143	18.05%
	MG Trust Company Cust. FBO LEO LAM Inc, DBA A & M Printing, 700 17th St, Suite 300, Denver CO 80202	4,357.556	5.01%
	Institutional Class
a	Wendel & Co. Mutual Funds ReORg Department C/O The Bank of New York, P.O. Box 1066, New York, NY 10268-1066	366,972.477	47.05%
	Asset Allocation Portfolio, Allianz Funds, 1345 Avenue of the Americas, New York, NY 10105	78,100.954	10.01%
b	Charles Schwab & Co Inc Special Custody Accounts for the Exclusive Benefit of it Customers, 101 Montgomery St, San Francisco, CA 94104-4122	72,076.477	9.24%
b	LPL FBO LPL Customers, 1 Beacon Street, Floor 22, Boston, MA 02108-3107	66,984.329	8.59%
	Citizens Bank FBP Interface Solutions & Cooper Mfg Attn Trust RWR 110, 870 Westminster St., Providence, RI 02903-4089	55,302.722	7.09%
b	NFS for Exclusive Benefit of Its Customer, 200 Liberty St, New York, NY 10281-1003	53,228.271	6.83%
b	Ameritrade Inc FBO, PO Box 2226, Omaha NE 68103-2226	48,037.354	6.16%

	Allianz OCC Opportunity Fund
	Administrative Class
a	T Rowe Price Trust Co TTEE FBO Attn Asset Reconciliation, P.O. Box 17215, Baltimore, MD 21297-1215	5,373.324	57.62%
	State Street Bank & Trust Co, Mary Gnadt IRA, 237 Walnut St, Elmhurst IL 60126-2655	690.232	7.40%
	Class A
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	301,757.219	9.24%
	Citigroup Global Markets, Inc., 333 West 34th St, 7th Fl, New York, NY 10001-2483	169,749.046	5.20%
	Class B
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	49,861.940	9.35%
	Citigroup Global Markets, Inc, 333 West 34th St, 7th fl, New York, NY 10001-2483	31,030.304	5.82%
	Class C
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	886,910.863	17.94%
	Citigroup Global Markets, Inc, 333 West 34th St, 7th fl, New York, NY 10001-2483	481,532.478	9.74%
	Class D
a,b	Charles Schwab & Co Inc, Special Custody Accounts, FBO Customers, 101 Montgomery St, San Francisco CA 94104-4122	2,058.539	67.12%
	Allianz Global Investors, 680 Newport Center Dr. STE 250, Newport Beach, CA 92660-4046	519.037	16.92%
	NFS LLC FEBO, NFS/FMTC Rollover IRA, FBO Brian Payne, 951 Hobson St, Alpha, NJ 08865	489.485	15.96%

B-15

	Institutional Class
a,b	Charles Schwab & Co Inc Special Custody Account for the Exclusive Benefit of its Customers, 101 Montgomery Street, San Francisco, CA 94104-4151	2,096,158.367	50.57%
	Memorial Hospital of South Bend Inc, 615 N. Michigan St. South Bend, IN 46601-1087	474,170.933	11.44%
b	NFS for the Benefit of Its Customer, 200 Liberty St, 1 World Financial Center, New York, NY 10281-1003	376,690.244	9.09%
	Asset Allocation Portfolio, Allianz Funds, 2187 Atlantic St., Flr 7, Stamford, CT 06902-6880	314,074,826	7.58%
	Memorial Health System, Inc. Pension Plan Attn Jeffrey Costello 615 N. Michigan St. South Bend, IN 46601-1087	287,843.303	6.94%

	Allianz OCC Small-Cap Value Fund
	Class A
a,b	Charles Schwab & Co., Inc., Special Custody AC FBO Customer, Attn: Mutual Funds, 101 Montgomery St., San Francisco, CA 94104-4122	3,773.585	60.51%
	Allianz Global Investors, 680 Newport Center Dr. STE 250, Newport Beach, CA 92660-4046	666.667	10.69%
	Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052	476.811	7.65%
	Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052	403.333	6.47%
	BSDT Customer Rollover IRA FBO, Richard J. Scheibert, 6563 Jennifer Lane, Franklin, OH 45005-0000	386.518	6.20%
	Class C
a	Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-9998	1,211.103	31.83%
	BSDT Customer Rollover IRA FBO, Eric Hess, 53 Wickerberry Lane, Palmyra, PA 17078-0000	748.033	19.66%
b	MLPF&S For The Sole Benefit Of Its Customers, Attn: Fund Admin/#97M, 4800 Deer Lake Drive E Fl 3, Jacksonville, FL 32246-6484	704.000	18.50%
a	Allianz Global Investors, 680 Newport Center Dr. STE 250, Newport Beach, CA 92660-4046	666.667	17.52%
	BSDT Cust Sep IRA, Neil T Hartzog FBO Neil T Hartzog, 48 Lostbrook Rd., West Hartford, CT 06117-1928	365.764	9.61%
	Class D
a	Allianz Global Investors, 680 Newport Center Dr. STE 250, Newport Beach, CA 92660-4046	666.667	100.00%
	Institutional Class
a	Allianz Global Investors, 680 Newport Center Dr. STE 250, Newport Beach, CA 92660-4046	66,666.667	64.22%
a,b	Charles Schwab & Co., Inc., Special Custody AC FBO Customer, Attn: Mutual Funds, 101 Montgomery St., San Francisco, CA 94104-4122	37,140.995	35.78%

	Allianz OCC Target Fund
	Administrative Class
a,b	TRUSTLYNX & Co, PO Box 173736, Denver, CO 80217-3736	2,184.682	35.68%
	State Street Bank & Trust Co Cust IRA Mary Gnadt, 237 Walnut St, Elmhurst, IL 60126-2655	826.551	13.50%
	State Street Bank & Trust Co Cust IRA Barbara S. Gross, 14109 N Hemet Dr, Oro Valley, AZ 85755-5888	521.804	8.52%
	MCB Trust Services Custodian FBO Craig J Lubitski Consulting 401K, 700 17th St,Suite 100, Denver CO 80202-3507	475.426	7.76%
	State Street Bank & Trust Co Cust Harry S. Baucom IRA, 432 SW Dolores Ave, Port St. Lucie FL 34983-1939	437.100	7.14%
	Class A
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	1,086,954.038	13.66%
	Hartford Life Insurance Co 401K Separate Account, PO Box 2999, Hartford, CT 06104	824,082.688	10.36%
	Citigroup Global Markets Inc, 7th Fl, 333 West 34th St, New York, NY 10001-2483	433,212.267	5.45%

B-16

	Class B
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	135,004.171	10.30%
	Citigroup Global Markets, Inc, 333 West 34th St 7th fl, New York, NY 10001-2483	76,348.651	5.83%
	Class C
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	3,566,496.920	18.32%
	Citigroup Global Markets, Inc, 333 West 34th St, 7th fl, New York, NY 10001-2483	1,813,358.258	9.32%
	Class D
a,b	Charles Schwab & Co Inc, Special Custody Accounts, FBO Customers, 101 Montgomery St, San Francisco CA 94104-4122	27,644.490	33.45%
a,b	NFS LLC FEBO, William H. Tanner, 14300 Baden Westwood Rd, Brandywine, MD 20613	23,312.922	28.21%
	Strafe & Co FAO Edwin & Wilma Parker LLC Custody, PO Box 160, Westerville, OH 43086-0160	13,337.302	16.14%
	Institutional Class
a,b	Charles Schwab & Co Inc Special Custody Account for the Exclusive Benefit of its Customers, 101 Montgomery St, San Francisco, CA 94104-4151	337,248.857	67.11%
a	Asset Allocation Portfolio, Allianz Funds, 1345 Avenue of the Americas, New York, NY 10105	134,145.950	26.69%
b	Prudential Investment Management Services FBO Mutual Fund Clients 100 Mulberry St., 3 Gateway Center Fl 11 Mail Stop NJ-05-11-20, Newark, NJ 07102-4000	26,880.455	5.35%

	Allianz RCM Biotechnology Fund
	Class A
	Scudder Trust Company TTEE FBO Thrift Plan of Lonza Inc, PO Box 1757, Salem, NH 03079-1143	50,356.958	15.25%
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	16,918.894	5.12%
	Class B
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	22,567.654	16.76%
	Class C
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	49,795.091	22.71%
	Morgan Stanley & Co., Harborside Financial Center Plaza II 3rd Flr, Jersey City, NJ 07311	11,843.043	5.40%
	Class D
a,b	Charles Schwab & Co Inc Special Custody Accounts FBO Customers, 101 Montgomery St, San Francisco, CA 94104-4122	1,111,371.324	38.42%
b	National Financial Services for the Benefit of Customer, 200 Liberty St, 1 World Financial Center, New York, NY 10281-1003	669,064.948	23.13%
	Ameritrade Inc. FBO, PO Box 2226, Omaha NE 68103-2226	253,408.230	8.76%

	Allianz RCM Global Resources Fund
	Class C
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	65,535.609	8.31%
	Class D
a,b	Charles Schwab & Co Inc, Special Custody Accounts FBO Customers, 101 Montgomery St, San Francisco, CA 94104-4122	178,983.445	49.13%
b	Ameritrade Inc FBO, PO Box 2226, Omaha NE 68103-2226	68,718.617	18.86%

B-17

	Institutional Class
a	Allianz Global Investors of America LP, 680 Newport Center Dr Suite 250, Newport Beach, CA 92660-4046	387,456.512	94.70%
b	NFS for Exclusive Benefit of its Customer, 200 Liberty St, New York, NY 10281-1003	21,206.859	5.18%

	Allianz RCM Global Small-Cap Fund
	Class A
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	176,319.633	7.03%
	Class B
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	81,502.926	6.13%
	Class C
b	MLPF&S for the Sole Benefit of its Customers, Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	160,742.608	11.27%
	Class D
a,b	Charles Schwab & Co Inc Special Custody Accounts FBO Customers, 101 Montgomery St, San Francisco, CA 94104-4122	1,048,815.747	68.83%
b	National Financial Services Corp for Exclusive Benefit of Customers, 200 Liberty Street, One World Financial Center, New York, NY 10281-1003	231,914.041	15.22%
	Institutional Class
a	Charles Schwab Company, 101 Montgomery St, San Francisco, CA 94104-4151	338,784.338	39.29%
a	Northern Trust Co as Custodian UBS Financial Services Inc Master Investment Trust DV, PO Box 92994, Chicago, IL 60675-2994	299,090.634	34.69%
b	NFS for Exclusive Benefit of its Customer, 200 Liberty St, New York, NY 10281-1003	77,309.558	8.97%
b	Prudential Investment Management Services FBO Mutual Fund Clients, 100 Mulberry St, 3 Gateway Center FL 11, Newark, NJ 07102-4000	49,470.534	5.74%
	Pershing LLC, PO Box 2052, Jersey City NJ 07303-2052	47,480.764	5.51%

	Allianz RCM Healthcare Fund
	Class A
	Cathy Lynn Springer Revocable Living Trust Dtd 3/31/04, 2244 Sheffield St, Kingsport, TN 37660-4724	46,005.181	10.88%
	Great-West Life & Annuity Insurance Company, 8515 E Orchard Rd, Englewood, CO 80111	32,375.724	7.65%
	Class B
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	13,055.153	5.80%
	Class C
a,b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	63,521.653	27.10%
	Citigroup Global Markets, Inc, 333 West 34th St, 7th fl, New York, NY 10001-2483	15,914.346	6.79%
	Cemcon Ltd 401K Savings Plan, 2280 White Oak Cir Ste 100, Aurora, Il 60504-9675	11,975.514	5.11%
	Class D
a,b	Charles Schwab & Co Inc Special Custody Accounts FBO Customers, 101 Montgomery St, San Francisco, CA 94104-4122	1,359,610.987	59.82%
b	National Financial Services for the Benefit of Customer, 200 Liberty St, 1 World Financial Center, New York, NY 10281-1003	458,865.894	20.19%

B-18

	Allianz RCM International Growth Equity Fund
	Administrative Class
a	State Street Bank & Trust Co Cust IRA Barbara S Gross, 14109 N Hemet Dr, Oro Valley, AZ 85755-5888	4,207.948	25.05%
	State Street Bank & Trust Co Cust IRA Mary Gnadt, 237 Walnut St, Elmhurst, IL 60126-2655	1,856.959	11.05%
	State Street Bank & Trust Co Cust IRA Agnes O’Kelly IRA R/O, PO Box 3671, Pawleys Island, SC 29585-3671	1,582.490	9.42%
	James J Arsenault Patricia M Arsenault JT WROS, 377 Charles St, E Williston, NY 11596-2521	1,345.186	8.01%
	The Richard J Williams Family, Limited Partnership, 3425 7 LKS W,West End NC 2736-9316	1,244.672	7.41%
	Thomas Michael Gomez, Onnalee Anne Henneberry JT Wros, 2332 Massey LN, Decatur GA 30033-1221	1,141.573	6.79%
b	NFS For Exclusive Benefit of its Customer, 200 Liberty St, New York, NY 10281-1003	1,019.513	6.07
	State Street Bank & Trust Co Cust IRA Linda R. Hess, 17 Devonshire Dr SE, Rome, GA 30161-4062	970.504	5.78
	Class A
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	125,744.582	7.48%
	Citigroup Global Markets, Inc, 333 West 34th St, 7th Fl, New York, NY 10001-2483	108,132.381	6.43%
	Class B
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	112,945.577	10.96%
	Citigroup Global Markets, Inc, 333 West 34th St, 7th fl, New York, NY 10001-2483	86,408.124	8.39%
	Class C
	Citigroup Global Markets, Inc, 333 West 34th St, 7th fl, New York, NY 10001-2483	485,417.781	20.28%
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	249,430.628	10.42%
	Class D
b	Charles Schwab & Co Inc Special Custody Accounts FBO Customers, 101 Montgomery St, San Francisco, CA 94104-4122	19,599.194	19.06%
	Charles T French Catherine L French JT WROS, 3273 Lenape Dr, Dresher, PA 19025-1824	16,609.456	16.15%
	Morgan Stanley & Co., Harborside Financial Center, Plaza II, 3rd Fl, Jersey City, NJ 07311	11,780.568	11.45%
	NFS LLC FEBO Joel Van Dusen Lani Martin, C/O BK of America/J Van Dusen, 9 W 57th St, 24th Fl, New York, NY 10019	9,817.367	9.55%
	James J Gombas & Julie Therese Gombas JT WROS, 1453 Ambleside Cir, Naperville, IL 60540-0317	8,221.642	7.99%
	Institutional Class
a	Northern Trust Co as Custodian FBO UBS Financial Services Inc. Master Investment Trust DV, PO Box 92994, Chicago, IL 60675-2994	529,234.402	75.37%
	Central CA IBEW-NECA Pension Trust Fund Local #413, 100 Thomas Rd., Buellton, CA 93427-9668	74,591.992	10.62%
	Charles Schwab Company, 101 Montgomery St, San Francisco, CA 94104-4151	55,832.209	7.95%

	Allianz RCM Large-Cap Growth Fund
	Administrative Class
a	Mercer Trust Company TTEE FBO Health Net Inc 401K Savings Plan, 1 Investors Way, Norwood, MA 02062-1599	940,058.828	62.88%
a	Mercer Trust Company TTEE FBO Pier 1 Associates 401K Plan, One Investors Way, Norwood, MA 02062-1599	415,148.334	27.77%
	Class A
a	New York Life Insurance Co, 169 Lackawanna Ave, Parsippany, NJ 07054	1,605,210.765	43.13%
b	Prudential Investment MGTS Service (FBO) Mutual Fund Clients, 100 Mulberry Street, Mailstop NJ 05-11-20 Newark, NJ 07102	816,270.700	21.93%
	Citigroup Global Markets, Inc, 333 West 34th St, 7th fl, New York, NY 10001-2483	263,896.153	7.09%

B-19

	Class B
	Morgan Stanley & Co., Harborside Financial Center, Plaza II, 3rd fl, Jersey City, NJ 07311	62,847.159	9.66%
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	60,598.343	9.32%
	Citigroup Global Markets, Inc, 333 West 34th St, 7th fl, New York, NY 10001-2483	40,082.314	6.16%
	Class C
a	Citigroup Global Markets Inc, 7th fl, 333 West 34th St, New York, NY 10001-2483	171,841.537	25.48%
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	131,263.879	19.47%
	Morgan Stanley, Harborside Finacnial Center, Plaza 11, 3rd fl, Jersey City, NJ 07311	40,910.191	6.07%
	Class D
a,b	Prudential Investment MGTS Service (FBO) Mutual Fund Clients, 100 Mulberry Street, Mailstop NJ 05-11-20 Newark, NJ 07102	1,032,483.595	40.75%
a,b	Charles Schwab & Co Inc Special Custody Accounts FBO Customers, 101 Montgomery St, San Francisco, CA 94104-4122	687,866.041	27.15%
b	National Financial Services Corp for Exclusive Benefit of Customers, 200 Liberty Street, One World Financial Center, New York, NY 10281-1003	527,366.321	20.82%
	Class R
a	Counsel Trust FBO Etnyre International, Ltd. Profit Sharing and Retirement Savings, 1251 Waterfront Pl, Pittsburgh, PA 15222-4235	342,081.508	94.75%
	Institutional Class
b	Union Bank Trust Nominee SelectBenefit 401(K) Plan, PO Box 85484, San Diego, CA 92186-5484	4,969,828.941	18.58%
	Mercer Trust Company TTEE FBO Nordstrom Inc., 1 Investors Way, Norwood, MA 02062-1599	4,306,126.126	16.10%
	The Northern Trust Co as TTEE 101 Montgomery St., San Francisco, CA 94104-4151	4,012,813.130	15.01%
	Charles Schwab Company, 101 Montgomery St, San Francisco, CA 94104-4151	2,239,096.512	8.37%
	Asset Allocation Portfolio, Allianz Funds, 1345 Avenue of the Americas, New York, NY 10105	1,824,675.370	6.82%

	Allianz RCM Mid-Cap Fund
	Administrative Class
a,b	NFS For Exclusive Benefit of its Customer, 200 Liberty St., New York, NY 10281-1003	418,778.128	98.73%
	Class A
	UBATCO & CO, PO Box 82535, Lincoln, NE 68501-2535	72,677.769	6.11%
	UBS Financial Services Inc. FBO UBS-FINSVC CDN FBO James R. Bishop P. O. BOX 3321 1000 Harbor Blvd Weehawken NJ 07086-8154	68,117.662	5.72%
	Class B
	Morgan Stanley & Co., Harborside Financial Center, Plaza II, 3rd Fl, Jersey City, NJ 07311	78,225.704	10.50%
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	54,212.539	7.27%
	Class C
	UBS Financial Services Inc. FBO Securities Exchange Group Inc, PO Box 211376, Royal Palm Beach, FL 33421-1376	111,859.395	11.85%
	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	48,573.652	5.15%
	Class D
a	RBC Dain Rauscher FBO Trukan & Co (II), c/o The Trust Company of KS, PO Box 3699, Wichita, KS 67201-3699	196,067.416	56.25%
a,b	Charles Schwab & Co Inc Special Custody Accounts, FBO Customers, 101 Montgomery St, San Francisco, CA 94104-4122	106,398.469	30.53%

B-20

	Class R
a	Allianz Global Investors, 680 Newport Center Drive, Suite 250, Newport Beach, CA 92660	6,674.102	75.44%
	MG Trust Company Cust FBO Oakland Catholic Credit Union, 700 17th Street, Suite 300, Denver, CO 80202	1,292.520	14.61%
	Counsel Trust FBO Richard M. Tinkoff DDS SC 401K,The Times Building, 336 4th Avenue 5th fl Pittsburgh, PA 15222-2004	616.701	6.97%
	Institutional Class
a	Abbott Laboratories Annuity Retirement Trust Fund, 1 Abbott Park Rd, Abbott Park, Il 60064	9,279,487.206	38.87%
	Asset Allocation Portfolio, Allianz Funds, 1345 Avenue of the Americas, New York, NY 10105	5,739,787.494	24.04%
	UBATCO & CO, c/o Union Bank & Trust, Attn Trust Operations, PO Box 82535, Lincoln, NE 68501-2535	3,124,206.461	13.09%
	Washington Meat Industry, UFCW Local 44, PO Box 547, Mt Vernon, WA 98273-0547	1,807,192.180	7.57%

	Allianz RCM Small-Cap Growth Fund
	Institutional Class
a	Wells Fargo Bank NA FBO Sun Microsystems Inc. US Defer Comp, P.O. Box 1533, Minneapolis, MN 55480-1533	301,506.420	56.29%
a	Allianz Global Investors of America LP, 680 Newport Center Dr, Ste 250, Newport Beach, CA 92660-4046	212,851.887	39.74%

	Allianz RCM Strategic Growth Fund
	Administrative Class
a	Allianz Global Investors of America LP, 680 Newport Center Dr., Suite 250, Newport Beach, CA 92660-4046	686.060	100.00%
	Class A
	Pershing LLC, P.O.Box 2052, Jersey City, NJ 07303-2052	35,659.223	24.64%
	First Clearing LLC, Robert A Fabiszewski LV Trust 600 Bell LN Maple Glen PA 19002	8,457.567	5.84%
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	8,357.596	5.77%
	Class C
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	5,740.349	15.98%
	First Clearing LLC, James N. Canonica, 4 Stoney Hill Lane, Mount Laurel NJ 08054-2903	5,112.553	14.23%
	First Clearing House, Charles P. O’Brien, 853 Edge Hill Road, Glenside PA 19038-3821	5,051.980	14.06%
	Pershing LLC, P.O.Box 2052, Jersey City, NJ 07303-998	2,717.752	7.56%
	Pershing LLC, P.O.Box 2052, Jersey City, NJ 07303-998	2,122.712	5.91%
	First Clearing LLC, Thomas Guidice, 8816 Ridge Avenue, apt. 18, Philadelphia, PA 19128-2032	2,085.723	5.80%
	Class D
a	Jean M Reiche TTEE, Reiche Family Trust, U/A DTD 03-02-1998, 843 Via Campobello, Santa Barbara CA 93111-1225	2,066.397	44.52%
b	Charles Schwab & Co Inc, Special Custody Accounts FBO Customers, 101 Montgomery St, San Francisco, CA 94104-4122	846.187	18.23%
	Allianz Global Investors, 680 Newport Center Dr, Suite 250, Newport Beach, CA 92660	686.115	14.78%
	NFS LLC FEBO Linh D Dao, Priscilla D Le, 9832 NW Thompson RD, Portland OR 97229	342.373	7.38%
	Institutional Class
a	Allianz Global Investors of America L.P., 680 Newport Center Dr., Suite 250, Newport Beach, CA 92660-4046	205,794.659	100.00%

B-21

	Allianz RCM Technology Fund
	Administrative Class
a	State Street Bank & Trust as TTEE FBO Adventist Healthcare Retirement Plan, 105 Rosemont Rd, Westwood, MA 02090-2318	629,664.050	74.97%
b	NFS For Exclusive Benefit of Its Customer, 200 Liberty St., New York, NY 10281-1003	135,881.812	16.18%
	Class A
	John Hancock Life Insurance Co USA, RPS SEG Funds & Accounting, 601 Congress St, Boston MA 02210-2804	1,967,761.763	18.88%
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	1,217,458.127	11.68%
	Class B
	Citigroup Global Markets, Inc, 7th fl, 333 W. 34th st, New York, NY 10001-2483	94,116.524	11.32%
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	77,306.654	9.30%
	Class C
b	MLPF&S for the Sole Benefit of its Customers, 4800 Deer Lake Dr E FL 3, Jacksonville, FL 32246-6484	561,604.951	14.49%
	Citigroup Global Markets, Inc, 333 West 34th St, New York, NY 10001-2483	533,148.267	13.76%
	Class D
a,b	Charles Schwab & Co Inc Special Custody Accounts FBO Customers, 101 Montgomery St, San Francisco, CA 94104-4122	2,632,137.503	51.49%
b	National Financial Services Corp for Exclusive Benefit of Customers, 200 Liberty Street, One World Financial Center, New York, NY 10281-1003	1,043,014.977	20.40%
	The Vanguard Fiduciary Trust, Dresdner RCM Global Fund, Outside Funds, P.O,Box 2600, Valley Forge, PA 19482-1003	400,624.764	7.84%
	Institutional Class
	JP Morgan Chase Bank TTEE FBO Sun Microsystems Inc Tax Deferred Retirement Sav Plan 401(k) Plan, 9300 Ward Pkwy, Kansas City, MO 64114-3317	1,784,843.618	18.81%
	Charles Schwab Company, 101 Montgomery St, San Francisco, CA 94104-4151	1,529,518.097	16.12%
	Northern Trust Co TTEE FBO Harris Corp Master Trust Plan, PO Box 92994, Chicago, IL 60675-2994	1,113,104.164	11.73%
	State Street Bank & Trust as TTEE for Southern California Edison Co Stock Savings Plus Plan, 105 Rosemont Rd, Westwood, MA 02090-2318	974,326.453	10.27%
b	NFS for Exclusive Benefit of its Customer, 200 Liberty St, New York, NY 10281-1003	898,458.811	9.47%
	T Rowe Price Retirement Plan Services Inc FBO National Grid USA, 4515 Painters Mill Rd, Owings Mills, MD 21117-4903	719,013.717	7.58%

B-22

APPENDIX C

ALLIANZ FUNDS (THE “TRUST”)

PROXY VOTING POLICY

1.	It is the policy of the Trust that proxies should be voted in the interest of the shareholders of the appropriate fund, as determined by those who are in the best position to make this determination. The Trust believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, the Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.	The Trust, for each fund advised by Allianz Global Investors Fund Management LLC (“AGIFM”), delegates the responsibility for voting proxies to AGIFM, which will in turn delegate such responsibility to the sub-adviser of the particular fund. AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto. Summaries of the detailed proxy voting policies of the Trust’s current sub-advisers are set forth in Appendix B attached hereto. Such summaries may be revised from time to time to reflect changes to the sub-advisers’ detailed proxy voting policies.

3.	The party voting the proxies (i.e., the sub-adviser or portfolio manager) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and each sub-adviser of a fund of the Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the Board of the Trust promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trust’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 12 of Form N-1A; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trust’s Chief Compliance Officer.

6.	This Proxy Voting Policy Statement (including Appendix B), the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of each sub-adviser of a fund of the Trust with proxy voting authority for a fund, shall be made available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) on the Trust’s website at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the Trust’s Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of each sub-adviser with proxy voting authority shall also be included in the Trust’s SAI.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

PROXY VOTING POLICY SUMMARY

1.	It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.	AGIFM, for each fund of Allianz Funds which it acts as an investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund, subject to the terms hereof.

3.	The party voting the proxies (e.g., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and each sub-adviser of a fund shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 12 of Form N-1A; and (ii) shall provide such additional information as may be requested, from time to time, by such funds’ respective boards or chief compliance officers.

6.	This Proxy Voting Policy Summary and summaries of the proxy voting policies for each sub-adviser of a fund advised by AGIFM shall be available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, this Proxy Voting Policy Summary and summaries of the detailed proxy voting policies of each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the SAI for the relevant fund.

Appendix B

RCM Capital Management LLC (“RCM”)

Description of Proxy Voting Policy and Procedures

In cases where RCM has authority to vote its clients’ proxies, such proxies are voted in a manner consistent with its clients’ best interests. RCM’s primary objectives are to honor its fiduciary duties to its clients and vote with regard to enhancing shareholder wealth and voting power.

Written proxy policies and procedures (the “Proxy Guidelines”) have been established by RCM’s Proxy Committee, which includes investment, compliance and operations personnel. The Proxy Guidelines are reasonably designed to ensure that RCM is voting in the best interest of its clients. The Proxy Guidelines reflect RCM’s general voting positions on specific corporate actions, including but not limited to those relating to social and corporate responsibility issues, stock option plans and other management compensation issues, and changes to a portfolio company’s capital structure and corporate governance. For example, RCM generally votes against proposals that contain term limits for directors and generally opposes proposals to institute supermajority voting requirements relating to business combinations. Most issues will require a case-by-case analysis.

RCM reviews the proxy statement, third-party proxy research provided by Institutional Shareholder Services (a proxy voting service) and other information it believes relevant when determining how to vote a proxy in accordance with its Proxy Guidelines. If the Proxy Guidelines do not address a particular voting issue, RCM’s Proxy Specialist will consult the analyst who covers the security or the Proxy Committee to determine how to vote the proxy. The Proxy Committee meets annually to review the Proxy Guidelines and determine whether any revisions are appropriate.

RCM may refrain from voting under certain circumstances that may detrimentally affect RCM’s ability to vote such a proxy. These circumstances may include, but are not limited to: 1) proxy statements and ballots being written in a foreign language, 2) untimely notice of a shareholder meeting, 3) requirements to vote proxies in person, 4) restrictions on foreigner’s ability to exercise votes, 5) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or 6) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

Conflicts of Interest. RCM may have conflicts of interest that can affect how it votes its clients’ proxies. For example, RCM or an affiliate may manage a pension plan whose management is sponsoring a proxy proposal. The Proxy Committee is responsible for analyzing potential conflicts of interest and determining how they should be addressed. RCM may also be faced with clients having conflicting views on the appropriate manner of exercising shareholder voting rights in general or in specific situations. Accordingly, RCM may reach different voting decisions for different clients. RCM shall not vote shares held in one client’s account in a manner designed to benefit or accommodate any other client.

Nicholas-Applegate Capital Management LLC (“NACM”)

Description of Proxy Voting Policy and Procedures

NACM votes proxies on behalf of its clients pursuant to its written Proxy Policy Guidelines and Procedures (the “Proxy Guidelines”), unless a client requests otherwise. The Proxy Guidelines are designed to honor NACM’s fiduciary duties to its clients and protect and enhance its clients’ economic welfare and rights.

The Proxy Guidelines are established by a Proxy Committee consisting of executive, investment, sales, marketing, compliance and operations personnel. The Proxy Guidelines reflect NACM’s normal voting positions on specific corporate actions, including but not limited to those relating to social and corporate responsibility issues, stock option plans and other management compensation issues, changes to a portfolio company’s capital structure and corporate governance. For example, NACM generally votes for proposals to declassify boards and generally supports proposals that remove restrictions on shareholders’ ability to call special meetings independently of management. Some issues will require a case-by-case analysis.

The Proxy Guidelines largely follow the recommendations of Glass, Lewis & Co. LLC (“Glass Lewis”), an investment research and proxy advisory firm. The Proxy Guidelines may not apply to every situation and NACM may vote differently than specified by the Proxy Guidelines and/or contrary to Glass Lewis’ recommendation if NACM reasonably determines that to do so is in its clients’ best interest. Any variance from the Proxy Guidelines is documented.

In the case of a potential conflict of interest, NACM’s Proxy Committee will be responsible for reviewing the potential conflict and will have the final decision as to how the relevant proxy should be voted.

Under certain circumstances, NACM may in its reasonable discretion refrain from voting clients’ proxies due to cost or other factors.

NFJ Investment Group (“NFJ”)

Description of Proxy Voting Policy and Procedures

NFJ may be granted by its clients the authority to vote proxies of the securities held in client accounts. To ensure that the proxies are voted in the best interests of its clients, NFJ has adopted detailed proxy voting procedures and has guidelines for voting proxies on specific types of issues. NFJ typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, NFJ’s primary objective is to make voting decisions solely in the best economic interests of its clients. NFJ will act in a manner that is intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

NFJ has adopted written Proxy Policy Guidelines and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that NFJ is voting in the best interest of its clients. The Proxy Guidelines reflect the NFJ’s general voting positions on specific corporate governance issues and corporate actions. NFJ has retained an independent third party service provider (the “Proxy Provider”) to assist in the proxy voting process (including the administrative process). The services provided offer a variety of proxy related services to assist in NFJ’s handling of proxy voting responsibilities.

The Proxy Guidelines also provide for oversight of the proxy voting process by a Proxy Committee. The Proxy Committee meets at a minimum on a quarterly basis and when necessary to address potential conflicts of interest that can affect how it votes its clients’ proxies. For example, NFJ may manage a pension plan whose management is sponsoring a proxy proposal relating to a security held in its clients’ accounts. In order to ensure that all material conflicts of interest are addressed appropriately while carrying out NFJ’s obligation to vote proxies, the Proxy Committee is responsible for developing a process to identify proxy voting issues that may raise conflicts of interest between NFJ and its clients and to resolve such issues. Any deviations from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Advisers Act.

The Proxy Committee’s duties also include monitoring the outsourcing of voting obligations to the Proxy Provider and NFJ’s proxy voting recordkeeping practices; developing a process for resolution of voting issues that require a case-by-case analysis; and, to the extent the Proxy Guidelines do not cover potential proxy voting issues, determining a process for voting such issues. The Proxy Committee will review, at least annually, the services provided by the Proxy Provider and all proxy voting processes and procedures and will update or revise them as necessary.

In accordance with the Proxy Guidelines, NFJ may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote the proxy. NFJ may vote proxies individually for an account or aggregate and record votes across a group of accounts, strategy or product. In addition, NFJ may refrain from voting a proxy on behalf of its clients’ accounts due to de-minimis holdings, deminimus impact on the portfolio, items relating to foreign issuers (such as those described below), timing issues related to the opening/closing of accounts, contractual arrangements with clients and/or their authorized delegates or the failure of a proxy to provide sufficient information to allow for informed decision making. For example, NFJ may refrain from voting a proxy of a foreign issuer due to logistical considerations that may have a detrimental effect on the NFJ’s ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on foreigner’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

Oppenheimer Capital LLC (“Oppenheimer Capital”)

Description of Proxy Voting Policy and Procedures

Oppenheimer Capital typically votes proxies of the securities held in its client portfolios, unless the client has reserved voting authority for itself. To ensure that the proxies are voted in the best interests of its clients, Oppenheimer Capital has adopted detailed proxy voting procedures and has guidelines for voting proxies on specific types of issues. When voting proxies, Oppenheimer Capital’s primary objective is to make voting decisions solely in the best economic interests of its clients. Oppenheimer Capital will act in a manner which is intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

Oppenheimer Capital has adopted written Proxy Voting Policies and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that the firm is voting in the best interest of its clients. The Proxy Guidelines reflect Oppenheimer Capital’s general voting positions on specific corporate actions, including but not limited to those relating to social and corporate responsibility issues, stock option plans and other management compensation issues, changes to a portfolio company’s capital structure and corporate governance. For example, Oppenheimer Capital generally votes for proposals to declassify boards and to require majority votes in director elections. Some issues require a case-by-case analysis, such as mergers and corporate restructurings.

Oppenheimer Capital has retained an independent third party service provider (the “Proxy Provider”) to assist in the proxy voting process by implementing the votes in accordance with the Proxy Guidelines as well as assisting in the administrative process. The Proxy Provider provides a variety of proxy-related services to assist in Oppenheimer Capital’s handling of proxy voting responsibilities.

Oppenheimer Capital’s Proxy Guidelines also provide for oversight of the proxy voting process by a Proxy Committee. The Proxy Committee meets at a minimum on a quarterly basis and when necessary to address potential conflicts of interest. Oppenheimer Capital may have conflicts of interest that can affect how it votes its client’s proxies. For example, Oppenheimer Capital may manage a pension plan whose management is sponsoring a proxy proposal. In order to ensure that all material conflicts of interest are addressed appropriately while carrying out Oppenheimer Capital’s obligation to vote proxies, the Proxy Committee is responsible for developing a process to identify proxy voting issues that may raise conflicts of interest between Oppenheimer Capital and its clients and to resolve such issues, which may include reviewing the vote to confirm that the voting decision was not affected by the conflict.

Oppenheimer Capital’s Proxy Committee’s duties also include monitoring the outsourcing of voting obligations to the Proxy Provider and Oppenheimer Capital’s proxy voting recordkeeping practices; developing a process for resolution of voting issues that require a case-by-case analysis; and, to the extent the Proxy Guidelines do not cover potential proxy voting issues, determining a process for voting such issues. Oppenheimer Capital’s Proxy Committee will review, at least annually, the services provided by the Proxy Provider and all proxy voting processes and procedures and will update or revise them as necessary.

In accordance with the Proxy Guidelines, Oppenheimer Capital may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote a proxy. Upon receipt of a client’s written request, Oppenheimer Capital may also vote proxies for that client’s account in a particular manner that may differ from the Proxy Guidelines. In addition, Oppenheimer Capital may refrain from voting a proxy on behalf of its clients’ accounts in certain circumstances, for example, due to de-minimis holdings, immaterial impact on the portfolio, items relating to foreign issuers (such as those described below), timing issues related to the opening/closing of accounts and contractual arrangements with clients and/or their authorized delegate. For example, Oppenheimer Capital may refrain from voting a proxy of a foreign issuer due to logistical considerations that may have a detrimental effect on Oppenheimer Capital’s ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on a foreigner’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

Cadence Capital Management LLC (“Cadence”)

Description of Proxy Voting Policy and Procedures

Cadence typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, Cadence’s primary objective is to make voting decisions solely in the best interests of its clients. Cadence will act in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

Cadence has adopted the written Proxy Voting Policies and Procedures (the “Proxy Guidelines”) of its proxy voting service, Institutional Shareholder Services (“ISS”), as they are amended by ISS from time to time. The Proxy Guidelines reflect Cadence’s general voting positions on specific corporate actions, including but not limited to those relating to social and corporate responsibility issues, stock option plans and other management compensation issues, changes to a portfolio company’s capital structure and corporate governance. For example, Oppenheimer Capital generally votes against proposals to require a supermajority shareholder vote and against proposals that expressly permit the repricing of stock options without prior shareholder approval. Some matters will require a case-by-case analysis. Cadence may from time to time instruct ISS to vote in a manner that is inconsistent with the ISS Proxy Guidelines if Cadence believes that doing so is in the best interest of the relevant client(s) or consistent with the client’s wishes.

Cadence may vote proxies individually for an account or aggregate and record votes across a group of accounts, strategy or product. Cadence may refrain from voting a proxy on behalf of its clients’ accounts after an analysis of the relative costs and benefits or due to logistical considerations that may have a detrimental effect on Cadence’s ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on a foreigner’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

Conflicts of Interest. Cadence may have conflicts of interest that can affect how it votes its clients’ proxies. For example, Cadence or an affiliate may manage a pension plan whose management is sponsoring a proxy proposal. The Proxy Guidelines are designed to prevent material conflicts of interest from affecting the manner in which Cadence votes its clients’ proxies. In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, Cadence’s proxy voting committee will be responsible for determining how Cadence resolves such material conflicts of interest with its clients.

APPENDIX D

Procedures for Shareholders to Submit Nominee Candidates

(As of March 9, 2006)

A shareholder of a series of the Trust must follow the following procedures in order to submit properly a nominee recommendation for the Committee’s consideration.

1.	The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Secretary, at the address of the principal executive offices of the Trust. Once each quarter, if any Shareholder Recommendations have been received by the Secretary during the quarter, the Secretary will inform the Committee of the new Shareholder Recommendations. The Trust currently holds meetings of shareholders for the purpose of electing Trustees at least once every five years. The Committee will accept Shareholder Recommendations on a continuous basis.

2.	All Shareholder Recommendations properly submitted to the Trust will be held by the Secretary until such time as (i) the Committee convenes to consider candidates to fill Board vacancies or newly created Board positions (a “Trustee Consideration Meeting”) or (ii) the Committee instructs the Secretary to discard a Shareholder Recommendation following a Trustee Consideration Meeting or an Interim Evaluation (as defined below).

3.	At a Trustee Consideration Meeting, the Committee will consider each Shareholder Recommendation then held by the Secretary. Following a Trustee Consideration Meeting, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.

4.	The Committee may, in its discretion and at any time, convene to conduct an evaluation of validly submitted Shareholder Recommendations (each such meeting, an “Interim Evaluation”) for the purpose of determining which Shareholder Recommendations will be considered at the next Trustee Consideration Meeting. Following an Interim Evaluation, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.

5.	The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the number of shares of each series (and class) of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with the election of Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the number of shares of each series (and class) of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law.

D-1

APPENDIX E

The following is a brief summary of the principal investments and strategies and principal risks of each of the Underlying Funds in which the AGI Multi-Style Fund may invest. Some of the Underlying Funds invest primarily in equity securities and are called Underlying Stock Funds while other Underlying Funds invest primarily in fixed income securities (including money market instruments) and are called Underlying Bond Funds. The summaries are based solely on information contained in the Institutional Class prospectuses of each Underlying Fund, as filed with the Securities and Exchange Commission, as of a recent date. These summaries are for convenient reference only and are qualified in their entirety by reference to the current prospectuses and statements of additional information of each Underlying Fund, and the Trust disclaims any obligation to update them in the event the information in the applicable Underlying Fund prospectus changes. The principal investments and strategies and principal risks of the Underlying Funds may change following the date of this Statement of Additional Information, and investors should refer to the prospectuses of the Trust and PIMCO Funds and the Statement of Additional Information of PIMCO Funds for the most current information regarding the Underlying Funds. A description of the principal risks of investing in each Underlying Fund can be found in the “Summary of Principal Risks” section of the relevant prospectus.

CCM Capital Appreciation Fund	Ticker Symbols:
PAPIX (Inst. Class)
PICAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks growth of capital	Fund Focus Larger capitalization common stocks	Approximate Primary Capitalization Range At least $1 billion

	Average Number of Holdings 75-95	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with market capitalizations of $1 billion or more that have improving fundamentals (based on growth criteria) and whose stock the portfolio management team believes to be reasonably valued by the market (based on value criteria).

In making investment decisions for the Fund, the portfolio management team considers companies in the Russell 1000 Index and the S&P 500 Index. The team ranks the stocks in this universe based on a series of growth criteria, such as the change in consensus earnings estimates over time, the company’s history in meeting earnings targets, and improvements in return on equity, and also value criteria, such as earnings quality and price-to-earnings ratios. The team then selects individual stocks by subjecting the most attractively ranked stocks in the universe to an analysis of company factors, such as strength of management, competitive industry position and business prospects, and financial statement data, such as earnings, cash flows and profitability. The team may interview company management in making investment decisions.

The portfolio management team re-ranks the universe frequently and seeks to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team may look to sell a stock when company or industry fundamentals deteriorate, when it has negative earnings surprises, or when company management lowers expectations or guidance for sales or earnings. A position may also be reduced if the portfolio management team believes its weighting should be reduced or if an alternative investment is deemed to be more attractive.

The Fund intends to be fully invested in common stocks (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

•	Market Risk

•	Issuer Risk

•	Equity Securities Risk

•	Credit Risk

•	Liquidity Risk

•	Management Risk

•	Turnover Risk

CCM Emerging Companies Fund	Ticker Symbols:
PMCIX (Inst. Class)
PMGAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks long-term growth of capital	Fund Focus Smaller capitalization common stocks	Approximate Primary Capitalization Range At least $100 million and at or below the highest capitalization of companies represented in the Russell 2000 Index

	Average Number of Holdings 75-120	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of U.S. companies with smaller market capitalizations (which the portfolio management team currently defines as companies with market capitalizations of at least $100 million and at or below the highest market capitalization of companies represented in the Russell 2000 Index ($5.2 billion as of September 30, 2007)) that have improving fundamentals (based on growth criteria) and whose stock the portfolio management team believes to be reasonably valued by the market (based on value criteria).

The portfolio management team defines “emerging companies” as companies which it believes have improving fundamentals and whose stock is reasonably valued by the market. Although emerging companies may potentially be found in any market capitalization, in making investment decisions for the Fund, the portfolio management team primarily considers U.S. companies with smaller market capitalizations, as described above. The team ranks the stocks in this universe based on a series of growth criteria, such as the change in consensus earnings estimates over time, the company’s history in meeting earnings targets and improvements in return on equity, and also value criteria, such as earnings quality and price-to-earnings ratios. The team then subjects the most attractively ranked companies in the universe to an analysis of company factors, such as strength of management, competitive industry position, and business prospects, and financial statement data, such as earnings, cash flows and profitability, and normally selects individual stocks for the Fund from among the smaller capitalization companies identified in this analysis. The team may interview company management in making investment decisions.

The portfolio management team re-ranks the universe frequently and seeks to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team may look to sell a stock when company or industry fundamentals deteriorate, when the company has negative earnings surprises, or when company management lowers expectations or guidance for sales or earnings. A position may also be reduced if the portfolio management team believes its weighting should be reduced or if an alternative investment is deemed to be more attractive. The Fund expects to invest a substantial portion of its assets in the securities of companies with smaller market capitalizations, as described above, and may invest in securities issued in initial public offerings (IPOs). At times, depending on market conditions, the Fund may invest a substantial portion of its assets in a small number of business sectors or industries.

The Fund intends to be fully invested in common stock (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions. The Fund may utilize stock index futures contracts.

The Fund is not currently open to new investors. See “Investment Options—Institutional Class and Administrative Class Shares—Disclosure Relating to the CCM Emerging Companies Fund.”

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

•	Market Risk

•	Issuer Risk

•	Equity Securities Risk

•	Smaller Company Risk

•	Credit Risk

•	Derivatives Risk

•	Focused Investment Risk

•	IPO Risk

•	Leveraging Risk

•	Liquidity Risk

•	Management Risk

•	Turnover Risk

CCM Focused Growth Fund	Ticker Symbols:
AFGIX (Inst. Class)
ALADX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks long-term growth of capital	Fund Focus Common stocks of companies in the Russell 1000 Growth Index	Approximate Primary Capitalization Range $100 million or more

	Average Number of Holdings 35-45	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of companies in the Russell 1000 Growth Index with market capitalizations of at least $100 million. The portfolio management team ranks the stocks in this universe based on a series of growth criteria, such as the changes in consensus earnings estimates over time, the company’s history in meeting earnings targets, and improvements in return on equity, and also value criteria, such as earnings quality and price-to-earnings ratios. The team then selects individual stocks by subjecting the most attractively ranked stocks in the universe to an analysis of company factors, such as strength of management, competitive industry position and business prospects, and financial statement data, such as earnings, cash flows and profitability. The team may interview company management in making investment decisions.

In selecting securities for the Fund’s portfolio, the portfolio management team re-ranks the universe frequently and seeks to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team may look to sell a stock when company or industry fundamentals deteriorate, when it has negative earnings surprises, or when company management lowers expectations or guidance for sales or earnings. A position may also be reduced if the portfolio management team believes its weighting should be reduced or if an alternative investment is deemed to be more attractive. At times, depending on market conditions, the Fund may invest a substantial portion of its assets in a small number of business sectors or industries.

The Fund intends to be fully invested in common stocks (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

•	Market Risk

•	Issuer Risk

•	Equity Securities Risk

•	Smaller Company Risk

•	Credit Risk

•	Focused Investment Risk

•	Liquidity Risk

•	Management Risk

•	Turnover Risk

CCM Mid-Cap Fund	Ticker Symbols:
PMGIX (Inst. Class)
PMCGX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks growth of capital	Fund Focus Medium capitalization common stocks	Approximate Primary Capitalization Range Same as the Russell Mid-Cap Index

	Average Number of Holdings 75-95	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of companies with medium market capitalizations. The Fund currently defines medium market capitalization companies as those with a market capitalization within the market capitalization range of the companies represented in the Russell Midcap Index (between $1.0 billion and $25.8 billion as of September 30, 2007).

The portfolio management team ranks the stocks in this universe based on a series of growth criteria, such as the change in consensus earnings estimates over time, the company’s history in meeting earnings targets, improvements in return on equity, and also value criteria, such as earnings quality and price-to-earnings ratios. The team then selects individual stocks by subjecting the most attractively ranked stocks in the universe to an analysis of company factors, such as strength of management, competitive industry position and business prospects, and financial statement data, such as earnings, cash flows and profitability. The team may interview company management in making investment decisions.

The portfolio management team re-ranks the universe frequently and seeks to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team may look to sell a stock when company or industry fundamentals deteriorate, when it has negative earnings surprises, or when company management lowers expectations or guidance for sales or earnings. A position may also be reduced if the portfolio management team believes its weighting should be reduced or if an alternative investment is deemed to be more attractive.

The Fund intends to be fully invested in common stocks (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

•	Market Risk

•	Issuer Risk

•	Equity Securities Risk

•	Smaller Company Risk

•	Credit Risk

•	Liquidity Risk

•	Management Risk

•	Turnover Risk

NACM Emerging Markets Opportunities Fund	Ticker Symbols:
AOTIX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum long-term capital appreciation	Fund Focus Emerging market stocks	Approximate Primary Capitalization Range All capitalizations

Fund Category International Stocks	Average Number of Holdings 100-150	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in the securities of companies that are tied economically to countries with emerging securities markets—that is, countries with securities markets which are, in the opinion of the portfolio managers, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. The Fund will normally invest primarily in companies located in the countries represented in the Fund’s benchmark, the MSCI Emerging Markets Index, and have exposure to at least 5 emerging market countries. The Fund normally invests primarily in common stocks, either directly or indirectly through depositary receipts. The Fund may also invest in other equity securities, such as preferred stocks, convertible securities and warrants, and in equity-linked securities and fixed income securities. The Fund may invest up to 20% of its net assets in securities of U.S. companies.

The portfolio managers’ “emerging markets systematic” investment approach uses a quantitative process to make individual security, industry sector, country and currency selection decisions, and to integrate those decisions. The portfolio managers seek to position the Fund’s portfolio to deliver consistent risk-adjusted returns, with a low tracking error to the Fund’s benchmark, over time. The portfolio managers believe that their investment process results in a clearly defined buy and sell discipline that is designed to exploit new excess return opportunities.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

•	Market Risk

•	Issuer Risk

•	Equity Securities Risk

•	Non-U.S. Investment Risk

•	Emerging Markets Risk

•	Smaller Company Risk

•	Credit Risk

•	Currency Risk

•	Derivatives Risk

•	Focused Investment Risk

•	Leveraging Risk

•	Liquidity Risk

•	Management Risk

•	Turnover Risk

NACM Global Fund	Ticker Symbols:
NGOIX (Inst. Class)
NGAAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum long-term capital appreciation	Fund Focus Equity securities of U.S. and non-U.S. companies	Approximate Primary Capitalization Range All capitalizations

Fund Category Global Stocks	Approximate Number of Holdings 50–100	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing primarily in equity securities of U.S. and non-U.S. companies that the portfolio managers believe are leaders in their respective industries or emerging new players with established history of earnings, easy access to credit, experienced management teams and sustainable competitive advantages. The portfolio managers consider any company with these characteristics regardless of its capitalization, domicile or industry.

In analyzing specific companies for possible investment, the Fund’s portfolio managers ordinarily look for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

The portfolio managers allocate the Fund’s assets among securities of companies located in countries that they expect will provide the best opportunities for meeting the Fund’s investment objective and may invest a portion of its assets in emerging market securities.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

•	Market Risk

•	Issuer Risk

•	Equity Securities Risk

•	Non-U.S. Investment Risk

•	Emerging Markets Risk

•	Smaller Company Risk

•	Credit Risk

•	Currency Risk

•	Derivatives Risk

•	Leveraging Risk

•	Liquidity Risk

•	Management Risk

•	Turnover Risk

NACM Growth Fund	Ticker Symbols:
NGFIX (Inst. Class)
NGFAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks long-term capital appreciation	Fund Focus Large capitalization equity securities	Approximate Primary Capitalization Range Capitalizations comparable to companies of the Russell 1000 Growth Index

Fund Category Growth Stocks	Average Number of Holdings 50-80	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its assets in stocks the portfolio managers consider to be growth equity securities of U.S. companies with large market capitalizations. The Fund defines large capitalization companies as those with market capitalizations comparable to the companies included in the Russell 1000 Growth Index (i.e., a market capitalization of between approximately $1.4 billion and approximately $469 billion as of May 31, 2008).

The Fund’s portfolio managers attempt to identify the strongest investment opportunities in the U.S. large cap equity universe by applying a multidimensional research process that integrates a proprietary quantitative model overlaid with fundamental analysis. The process begins with NACM’s quantitative research model, which estimates a rate of return for each stock in the investment universe based on an array of factors. The research model focuses on key characteristics of change such as earnings trends, the rate of earnings acceleration in reported and expected earnings and positive earnings revisions.

When determining whether they believe positive change is sustainable over the long term, the portfolio managers analyze fundamental quality by focusing on a number of variables including earnings acceleration and valuation measures. Once the portfolio managers have assessed an investment opportunity for the presence of a positive catalyst and sustainability, they seek confirming signals that these changes are beginning to be recognized by the market through rising stock prices. The portfolio managers consider whether to sell a particular security when any of these factors materially changes or when a more attractive total return candidate is identified.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

•	Market Risk

•	Issuer Risk

•	Equity Securities Risk

•	Credit Risk

•	Derivatives Risk

•	Focused Investment Risk

•	Leveraging Risk

•	Liquidity Risk

•	Management Risk

•	Turnover Risk

NACM Income & Growth Fund	Ticker Symbols:
AZNIX (Institutional Class)

Principal Investments and Strategies

Investment Objective Total return comprised of current income, current gains and capital appreciation	Fund Focus Combination of common stocks and other equity securities, debt securities and convertible securities	Approximate Primary Capitalization Range All Capitalizations

Fund Category Income & Equity	Average Number of Holdings 100-300	Dividend Frequency Monthly

The Fund seeks to achieve its investment objective by normally investing in a combination of common stocks and other equity securities, debt securities and convertible securities. It is expected that substantially all of the Funds debt securities and a substantial portion of its convertible securities will consist of securities rated below investment grade (sometimes referred to as “high yield securities” or “junk bonds”). The allocation of the Funds investments across these asset classes will vary from time to time, based upon the portfolio managers consideration of factors such as changes in equity prices, changes in interest rates and other economic and market factors, such that an asset class may be more heavily weighted in the Funds portfolio than the other classes at any time and from time to time, and sometimes to a substantial extent. The Fund may invest a portion of its assets in non-U.S. securities, including emerging markets securities. The Fund may invest in securities of companies with any size market capitalization, but ordinarily expects to focus its common stock investments in companies with market capitalizations of $3 billion or more.

The portfolio managers utilize a disciplined, fundamental, bottom-up research process intended to identify issuers whose fundamentals are expected to improve. In analyzing specific companies for possible investment, the portfolio managers ordinarily look for one or more of the following characteristics: above-average earnings growth; high return on invested capital; a healthy or improving balance sheet and overall financial strength; historic levels of dividend payments; sound financial and accounting policies; strong competitive advantages, which may include effective research and product development and marketing, development of new technologies, efficient service and pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. In addition, when analyzing a convertible or debt security for possible investment, the portfolio managers will also consider such securitys characteristics as an income-producing security using credit analysis. The convertible securities in which the Fund may invest include bonds, debentures, notes, preferred stocks, “synthetic” convertibles and other securities or investments that may be converted or exchanged (by the holder or by the issuer) into equity securities of the issuer (or cash or securities of equivalent value). The weighted average maturity of the portion of the Funds assets invested in convertible and debt securities will typically be ten years or less, although the weighted average maturity may vary depending on market conditions. The portfolio managers may consider selling a particular security if any of the original reasons for purchase materially change or when a more attractive total return candidate is identified.

Under normal market conditions, the Fund also expects to employ a strategy of writing (selling) call options on the stocks held in its portfolio (the “Option Strategy”). It is expected that the Fund will ordinarily write call options on all or substantially all of the individual stocks held in its portfolio, and with respect to approximately 70% of the value of each position. However, the extent of the Funds use of the Option Strategy may vary from time to time, depending on market conditions and other factors. The Option Strategy is designed to generate gains from options premiums in an attempt to enhance the Funds distributions payable to the Funds shareholders and to reduce overall portfolio risk. See “Characteristics and Risks of Securities and Investment Techniques—Call Option Strategy Employed by NACM Income & Growth Fund.” The Fund may invest a significant portion of its assets in securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

•	Market Risk

•	Issuer Risk

•	High Yield Risk

•	Equity Securities Risk

•	Smaller Company Risk

•	Convertible Securities Risk

•	Credit Risk

•	Derivatives Risk

•	Focused Investment Risk

•	Interest Rate Risk

•	Leveraging Risk

•	Liquidity Risk

•	Management Risk

•	Turnover Risk

NACM International Fund	Ticker Symbols:
NAISX (Inst. Class)
ANCAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum long-term capital appreciation	Fund Focus Companies located in the developed countries represented in the MSCI EAFE Index	Approximate Primary Capitalization Range All capitalizations

Fund Category International Stocks	Approximate Number of Holdings 100–150	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing primarily in companies located in the developed countries represented in the Fund’s benchmark, the MSCI EAFE Index. The Fund normally invests at least 75% of its net assets in equity securities. The Fund also spreads its investments among countries, with at least 80% of its net assets invested in the securities of companies located outside of the United States.

The portfolio managers’ “international systematic” investment approach uses a quantitative process to make individual security, industry sector, country and currency selection decisions and to integrate those decisions. The portfolio managers aim to exceed the returns of the benchmark through a strategy that combines dynamic quantitative factors with an actively managed stock selection process. The portfolio managers believe that their investment process results in a clearly defined buy and sell discipline that is designed to exploit new excess return opportunities.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

•	Market Risk

•	Issuer Risk

•	Equity Securities Risk

•	Non-U.S. Investment Risk

•	Smaller Company Risk

•	Credit Risk

•	Currency Risk

•	Derivatives Risk

•	Leveraging Risk

•	Liquidity Risk

•	Management Risk

•	Turnover Risk

NACM Mid-Cap Growth Fund	Ticker Symbols:
ANMIX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum long-term capital appreciation	Fund Focus Medium capitalization common stocks	Approximate Primary Capitalization Range Same as the Russell Midcap Growth Index

Fund Category Growth Stocks	Approximate Number of Holdings 80-100	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of companies with medium market capitalizations. The Fund currently defines medium market capitalization companies as those companies with market capitalizations comparable to the companies included in the Russell Midcap Growth Index (between $1.0 billion and $25.8 billion as of September 30, 2007).

The portfolio managers use a quantitative process to make individual security and industry sector selection decisions and to integrate those decisions. The portfolio managers utilize strategies that combine analysis of dynamic quantitative factors with an actively managed stock selection process. The process begins with NACM’s quantitative research model, which estimates a rate of return for stocks in the investment universe based on an array of factors. The research model focuses on characteristics of change such as earnings trends, the rate of earnings acceleration in reported and expected earnings and positive earnings revisions. In considering whether positive change is sustainable over the long term, the portfolio managers analyze fundamental quality by focusing on a number of variables, which may include earnings quality, cash growth and valuation measures. In addition to assessing an investment opportunity for the presence of a positive catalyst and sustainability, in making a purchase decision the portfolio managers also seek confirming signals that these attributes are beginning to be recognized by the market. The portfolio managers consider whether to sell a particular security when any of these factors materially changes or when a more attractive total return candidate is identified.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

•	Market Risk

•	Issuer Risk

•	Equity Securities Risk

•	Smaller Company Risk

•	Credit Risk

•	Derivatives Risk

•	Leveraging Risk

•	Liquidity Risk

•	Management Risk

•	Turnover Risk

NACM Pacific Rim Fund	Ticker Symbols:
NAPRX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks long-term growth of capital	Fund Focus Equity securities of Pacific Rim companies	Approximate Primary Capitalization Range All capitalizations

Fund Category International Stocks	Approximate Number of Holdings 75-125	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies that are tied economically to countries within the Pacific Rim by satisfying at least one of the following criteria: (i) they derive 50% or more of their total revenue from goods produced, sales made or services provided in one or more Pacific Rim countries; (ii) they are organized under the laws of a Pacific Rim country; (iii) they maintain 50% or more of their assets in one or more Pacific Rim countries; or (iv) the principal trading market for their securities is in a Pacific Rim country. Many of the countries in which the Fund invests are emerging market countries, that is, countries with securities markets which are, in the opinion of the portfolio managers, less sophisticated than more developed markets in terms of participation, analyst coverage, liquidity and regulation.

The Fund intends to invest in securities of issuers located in at least three Pacific Rim countries. The portfolio managers currently consider the following to be Pacific Rim countries: Australia, China, Hong Kong, India Subcontinent, Indonesia, Japan, Malaysia, Mauritius, New Zealand, the Philippines, Singapore, South Korea, Taiwan, Thailand and Vietnam. The portfolio managers allocate the Fund’s assets among securities of issuers located in countries that they expect will provide the best opportunities for meeting the Fund’s investment objective. Although the Fund intends to allocate its investments among at least three countries, the Fund may emphasize the securities of issuers located in any one country in the Pacific Rim when the portfolio managers believe there is potential for above-average growth of capital.

In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that the portfolio managers believe will enable the companies to compete successfully in their respective markets. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

•	Market Risk

•	Issuer Risk

•	Equity Securities Risk

•	Non-U.S. Investment Risk

•	Emerging Markets Risk

•	Smaller Company Risk

•	Credit Risk

•	Currency Risk

•	Derivatives Risk

•	Focused Investment Risk

•	Leveraging Risk

•	Liquidity Risk

•	Management Risk

•	Turnover Risk

NFJ All-Cap Value Fund	Ticker Symbols:
PNFIX (Inst. Class)
PNCAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks long-term growth of capital and income	Fund Focus Undervalued common stocks in a broad range of capitalizations	Approximate Primary Capitalization Range All capitalizations

Fund Category Value Stocks	Approximate Number of Holdings 35-50	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing in common stocks and other equity securities of companies representing a broad range of market capitalizations (i.e., a blend of small, medium and large capitalization companies). The Fund normally invests a significant portion of its assets in common stocks that the portfolio managers expect will generate income (for example, by paying dividends). The Fund may also invest a portion of its assets in non-U.S. securities, including emerging markets securities.

The portfolio managers use a value investing style focusing on companies whose stocks the portfolio managers believe have low valuations. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe. To further narrow the universe, the portfolio managers analyze factors such as price momentum (i.e., changes in stock price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. The portfolio managers also classify the Fund’s selection universe by industry and then identify what they believe to be undervalued stocks in each industry to determine potential holdings for the Fund representing a broad range of industry groups. The portfolio managers further narrow the universe through a combination of qualitative analysis and fundamental research. The portfolio managers seek to identify attractive securities within each market capitalization range and select approximately 35 to 50 securities for the Fund. Although the Fund will normally have some exposure to small, medium and large capitalization companies, the portfolio managers reserve the flexibility to vary the Fund’s relative weighting to each capitalization range. As a result, market capitalization weightings will vary over time.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so. The Fund recently changed its name from “Allianz NACM Flex-Cap Value Fund,” and was previously sub-advised by Nicholas-Applegate Capital Management LLC using different investment strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

•	Market Risk

•	Issuer Risk

•	Equity Securities Risk

•	Smaller Company Risk

•	Credit Risk

•	Currency Risk

•	Derivatives Risk

•	Emerging Markets Risk

•	Focused Investment Risk

•	Leveraging Risk

•	Liquidity Risk

•	Management Risk

•	Non-U.S. Investment Risk

•	Turnover Risk

NFJ Dividend Value Fund	Ticker Symbols: NFJEX (Inst. Class) ANDAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks long-term growth of capital and income	Fund Focus Income producing common stocks with potential for capital appreciation	Approximate Primary Capitalization Range Greater than $2 billion
	Approximate Number of Holdings 40–60	Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies that pay or are expected to pay dividends. The Fund will invest a significant portion of its assets in common stocks of companies with market capitalizations greater than $2 billion. The Fund may also invest a portion of its assets in non-U.S. securities, including emerging market securities.

The portfolio managers use a value investing style focusing on companies whose stocks the portfolio managers believe have low valuations. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe. To further narrow the universe, the portfolio managers analyze factors such as price momentum (i.e., changes in stock price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. The portfolio managers also classify the Fund’s selection universe by industry and then identify what they believe to be undervalued stocks in each industry to determine potential holdings for the Fund representing a broad range of industry groups. In addition, a portion of the stocks selected for the Fund are identified primarily on the basis of their dividend yields. After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select approximately 40 to 60 stocks for the Fund.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

The Fund is not currently open to new investors. See “How to Buy and Sell Shares—Disclosure Relating to the NFJ Small-Cap Value and NFJ Dividend Value Funds.”

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

•	Market Risk

•	Issuer Risk

•	Equity Securities Risk

•	Credit Risk

•	Currency Risk

•	Derivatives Risk

•	Emerging Markets Risk

•	Focused Investment Risk

•	Leveraging Risk

•	Liquidity Risk

•	Management Risk

•	Non-U.S. Investment Risk

•	Turnover Risk

NFJ International Value Fund	Ticker Symbols: ANJIX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks long-term growth of capital and income	Fund Focus Undervalued equity securities of non-U.S. companies with capitalizations greater than $1 billion	Approximate Primary Capitalization Range Greater than $1 billion
	Approximate Number of Holdings 40–60	Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 65% of its net assets (plus borrowings made for investment purposes) in equity securities of non-U.S. companies with market capitalizations greater than $1 billion. The Fund normally invests a significant portion of its assets in equity securities that the portfolio managers expect will generate income (for example, by paying dividends). The Fund may invest up to 50% of its assets in emerging market securities. The Fund typically achieves its exposure to equity securities through investing in American Depositary Receipts (ADRs), but is not limited to investments in ADRs.

The portfolio managers use a value investing style focusing on equity securities of companies whose stocks the portfolio managers believe have low valuations. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe. To further narrow the universe, the portfolio managers analyze factors such as price momentum (i.e., changes in stock price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. The portfolio managers also classify the Fund’s selection universe by industry and then identify what they believe to be the most undervalued stocks in each industry to determine potential holdings for the Fund representing a broad range of industry groups. After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select approximately 40 to 60 stocks for the Fund.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

•	Market Risk

•	Issuer Risk

•	Equity Securities Risk

•	Non-U.S. Investment Risk

•	Emerging Markets Risk

•	Smaller Company Risk

•	Credit Risk

•	Currency Risk

•	Derivatives Risk

•	Leveraging Risk

•	Liquidity Risk

•	Management Risk

•	Turnover Risk

NFJ Large-Cap Value Fund	Ticker Symbols: ANVIX (Inst. Class) ALNFX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks long-term growth of capital and income	Fund Focus Undervalued large capitalization common stocks	Approximate Primary Capitalization Range Market capitalizations that equal or exceed the market capitalization of the 250th largest company represented in the Russell 1000 Index
	Approximate Number of Holdings 40–60	Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies with large market capitalizations. The Fund currently considers a company’s market capitalization to be large if it equals or exceeds the market capitalization of the 250th largest company represented in the Russell 1000 Index (i.e., a market capitalization of at least $14.7 billion as of September 30, 2007). The Fund normally invests a significant portion of its assets in common stocks that the portfolio managers expect will generate income (for example, by paying dividends).

The portfolio managers use a value investing style focusing on companies whose stocks the portfolio managers believe have low valuations. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe. To further narrow the universe, the portfolio managers analyze factors such as price momentum (i.e., changes in stock price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. The portfolio managers also classify the Fund’s selection universe by industry and then identify what they believe to be undervalued stocks in each industry to determine potential holdings for the Fund representing a broad range of industry groups. After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select approximately 40 to 60 stocks for the Fund.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

•	Market Risk

•	Issuer Risk

•	Equity Securities Risk

•	Credit Risk

•	Derivatives Risk

•	Leveraging Risk

•	Liquidity Risk

•	Management Risk

•	Turnover Risk

NFJ Mid-Cap Value Fund	Ticker Symbols: ANIVX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks long-term growth of capital and income	Fund Focus Undervalued medium capitalization common stocks	Approximate Primary Capitalization Range Bottom 800 of the 1,000 largest capitalization North American companies traded on U.S. securities markets
	Average Number of Holdings 35-50	Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies with medium market capitalizations. The Fund currently defines medium market capitalization companies as those companies in the bottom 800 of the 1,000 largest companies (in terms of market capitalization) headquartered in North America with equity securities that are publicly traded on U.S. securities markets (i.e., market capitalizations of between $2.8 billion and $21.1 billion as of September 30, 2007). The Fund normally invests a significant portion of its assets in common stocks that the portfolio managers expect will generate income (for example, by paying dividends). The Fund may also invest a portion of its assets in non-U.S. securities, including emerging market securities. North American companies include, but are not limited to, companies headquartered in the U.S., Canada, Mexico and the islands in the Caribbean/Atlantic (including, without limitation, the Bahamas, Virgin Islands, Cayman Islands and Bermuda).

The portfolio managers use a value investing style focusing on companies whose stocks the portfolio managers believe have low valuations. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe. To further narrow the universe, the portfolio managers analyze factors such as price momentum (i.e., changes in stock price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. The portfolio managers also classify the Fund’s selection universe by industry and then identify what they believe to be undervalued stocks in each industry to determine potential holdings for the Fund representing a broad range of industry groups. After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select approximately 35 to 50 stocks for the Fund.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

•	Market Risk

•	Issuer Risk

•	Equity Securities Risk

•	Smaller Company Risk

•	Credit Risk

•	Currency Risk

•	Derivatives Risk

•	Emerging Markets Risk

•	Focused Investment Risk

•	Leveraging Risk

•	Liquidity Risk

•	Management Risk

•	Non-U.S. Investment Risk

•	Turnover Risk

NFJ Small-Cap Value Fund	Ticker Symbols: PSVIX (Inst. Class) PVADX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks long-term growth of capital and income	Fund Focus Undervalued small capitalization common stocks	Approximate Primary Capitalization Range Between $100 million and $3.5 billion
	Approximate Number of Holdings 100–150	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in companies with smaller market capitalizations. The Fund currently considers smaller market capitalization companies to be companies with market capitalizations of between $100 million and $3.5 billion. The Fund normally invests a significant portion of its assets in common stocks of companies that the portfolio managers expect will generate income (for example, by paying dividends). The Fund may also invest a portion of its assets in real estate investment trusts (REITs) and non-U.S. securities, including emerging markets securities.

The portfolio managers use a value investing style focusing on companies whose stocks the portfolio managers believe have low valuations. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe. To further narrow the universe, the portfolio managers analyze factors such as price momentum (i.e., changes in stock price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. The portfolio managers also classify the Fund’s selection universe by industry and then identify what they believe to be undervalued stocks in each industry to determine potential holdings for the Fund representing a broad range of industry groups. After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select approximately 100 to 150 stocks for the Fund.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so. The Fund is not currently open to new investors. See “How to Buy and Sell Shares—Disclosure Relating to the NFJ Small-Cap Value and NFJ Dividend Value Funds.”

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

•	Market Risk

•	Issuer Risk

•	Equity Securities Risk

•	Smaller Company Risk

•	Credit Risk

•	Currency Risk

•	Derivatives Risk

•	Emerging Markets Risk

•	Focused Investment Risk

•	Leveraging Risk

•	Liquidity Risk

•	Management Risk

•	Non-U.S. Investment Risk

•	REIT Risk

•	Turnover Risk

OCC Equity Premium Strategy Fund	Ticker Symbols: PMEIX (Inst. Class) PGOIX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks long-term growth of capital and current income	Fund Focus Large capitalization common stocks; written call options	Approximate Primary Capitalization Range Greater than $5 billion
	Average Number of Holdings 40-80	Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities. In addition, the Fund will normally invest at least 65% of its assets in securities of companies with market capitalizations of greater than $5 billion. Under normal circumstances, the Fund will invest primarily in a portfolio of dividend-paying common stocks selected for their potential for capital growth. Under normal market conditions, the Fund also expects to employ a strategy of writing (selling) call options on securities held in its equity portfolio and, to a lesser extent, on equity indexes and exchange traded funds (ETFs) (the “Option Strategy”). The value of the securities underlying the options written by the Fund ordinarily ranges from between 50% to 90% of the Fund’s net asset value. The Option Strategy is designed to generate gains from options premiums in an attempt to enhance the Fund’s cash flow available for distribution to shareholders and to reduce overall portfolio risk. See “Characteristics and Risks of Securities and Investment Techniques—Call Option Strategy Employed by OCC Equity Premium Strategy Fund.”

In selecting stocks for the Fund, the portfolio managers seek to identify companies that exhibit strong earnings growth relative to their current price-to-earnings ratio or other valuation measures, dividend-paying companies whose underlying value or growth potential is not yet reflected in the current stock price and companies that have strong operating fundamentals. Through fundamental research, the portfolio managers seek to identify companies with strong franchise value, superior management and healthy balance sheets. In addition, the portfolio managers will consider those companies that may exhibit enhanced earnings or cash flow through cost reductions, asset sales, restructuring or the redeployment of financial assets.

The Fund’s portfolio managers may choose to sell a security when they believe that it is fully valued or when they believe the fundamental conditions of the business have deteriorated. The portfolio managers will also consider selling a security if an alternative investment is deemed to be more attractive.

The Fund may invest up to 15% of its assets in non-U.S. securities, except that it may invest without limit in American Depositary Receipts (ADRs). In addition to the use of written option contracts under the Option Strategy, the Fund may utilize other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

•	Market Risk

•	Issuer Risk

•	Equity Securities Risk

•	Credit Risk

•	Currency Risk

•	Derivatives Risk

•	Focused Investment Risk

•	Leveraging Risk

•	Liquidity Risk

•	Management Risk

•	Non-U.S. Investment Risk

•	Turnover Risk

OCC Growth Fund	Ticker Symbols: PGFIX (Inst. Class) PGFAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks long-term growth of capital; income is an incidental consideration	Fund Focus Larger capitalization common stocks	Approximate Primary Capitalization Range $5 billion or more
	Average Number of Holdings 40-60	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of at least $5 billion.

The portfolio managers consider “growth” companies to include companies they believe to have above-average growth prospects (relative to companies in the same industry or the market as a whole). In seeking to identify these companies, the portfolio managers will consider fundamental characteristics such as revenue growth, volume and pricing trends, profit margin behavior, margin expansion opportunities, financial strength and earnings growth. In addition, through fundamental research, the portfolio managers seek to identify companies that possess a sustainable competitive advantage by virtue of having a proprietary product or process, superior information technology or distribution capabilities or a dominant position within their industry. The Fund will consider selling a stock if the portfolio managers believe that the company’s fundamentals have deteriorated and/or an alternative investment is more attractive.

In addition to investing in common stocks, the Fund may also invest in other kinds of equity securities, such as preferred stocks, convertible securities and warrants. The Fund may also invest in real estate investment trusts (REITs). The Fund may invest up to 15% of its assets in non-U.S. securities, except that it may invest without limit in American Depositary Receipts (ADRs).

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

•	Market Risk

•	Issuer Risk

•	Equity Securities Risk

•	Credit Risk

•	Currency Risk

•	Derivatives Risk

•	Focused Investment Risk

•	Leveraging Risk

•	Liquidity Risk

•	Management Risk

•	Non-U.S. Investment Risk

•	REIT Risk

•	Turnover Risk

OCC International Equity Fund	Ticker Symbols: AOIIX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks long-term capital appreciation	Fund Focus Common stocks of non-U.S. and international issuers which the portfolio manager believes are undervalued in the market place	Approximate Primary Capitalization Range All capitalizations, but primarily greater than $5 billion
	Approximate Number of Holdings 35–65	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by investing primarily in common stocks of non-U.S. issuers which the portfolio manager believes are undervalued in the marketplace. The Fund may also invest a significant portion of its assets in international issuers, which include multi-national companies that may have significant operations in or derive significant revenues from the United States. Although the Fund invests primarily in common stocks, it may also invest in other equity securities, such as preferred stocks, warrants and debt securities convertible into common stocks. The Fund invests primarily in companies with market capitalizations of greater than $5 billion, although it may also invest in smaller-capitalization companies. The Fund expects to normally invest in at least nine different countries, and may invest up to 10% of its assets in companies organized or headquartered in emerging market countries. The Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities.

The portfolio manager selects stocks for the Fund using a “fundamental” approach to investing. The portfolio manager searches for securities of companies believed to be undervalued in the marketplace, in relation to factors such as a company’s assets, earnings, growth potential and cash flows. This process and the interrelationship of the factors used may change over time and its implementation may vary in particular cases. Currently, the selection process includes the following techniques:

•

A “bottom up” analytical approach, focusing on the performance of individual issuers by evaluating each issuer’s characteristics, financial results and management, and considering trends in the overall economy or issuer’s industry.

•

An attempt to identify securities of established companies believed to be undervalued and to have relatively high returns on capital, strong management committed to shareholder value and strong competitive positions within their industries.

•

Ongoing monitoring of issuers for fundamental changes in the company that might alter the portfolio manager’s initial expectations about the security and might result in a decision to sell the security.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

•	Market Risk

•	Issuer Risk

•	Equity Securities Risk

•	Non-U.S. Investment Risk

•	Emerging Market Risk

•	Smaller Company Risk

•	Credit Risk

•	Currency Risk

•	Derivatives Risk

•	Focused Investment Risk

•	Leveraging Risk

•	Liquidity Risk

•	Management Risk

•	Turnover Risk

OCC Opportunity Fund	Ticker Symbols: POFIX (Inst. Class) POADX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks capital appreciation; no consideration is given to income	Fund Focus Smaller capitalization common stocks	Approximate Primary Capitalization Range Less than $2 billion
	Average Number of Holdings 70-110	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of less than $2 billion.

The portfolio manager’s investment process focuses on bottom-up, fundamental analysis. The portfolio manager considers “growth” companies to include companies that he believes to have above-average growth prospects (relative to companies in the same industry or the market as a whole). In seeking to identify these companies, the portfolio manager will consider fundamental characteristics such as revenue growth, volume and pricing trends, profit margin behavior, margin expansion opportunities, financial strength, cash flow growth, asset value growth and earnings growth. Through in-depth proprietary research, the portfolio manager searches for non-consensus information regarding the growth prospects for small-capitalization companies. The investment process includes both quantitative and qualitative analysis aimed at identifying candidate securities. The portfolio manager generates investment ideas from numerous sources, including proprietary research, Wall Street research, investment publications and quantitative data. Once a potential investment is identified, the portfolio manager conducts a quantitative analysis to determine if the stock is reasonably priced with respect to its peer group on a historical and current basis. Then fundamental research is conducted, focusing on a review of financial statements and third-party research. The portfolio manager may interview company management, competitors and other industry experts to gauge the company’s business model, future prospects and financial outlook. For new investments, the portfolio manager generally begins with making a relatively small investment in a company, which may be increased based upon potential upside performance and conviction in the company. Industry weightings are periodically evaluated versus the benchmark; the portfolio manager may trim positions in industries that become significantly overweight relative to the Fund’s benchmark and may sell a stock when an alternative investment opportunity is deemed more attractive. The portfolio manager seeks to diversify the portfolio among different industries.

The Fund may invest in other kinds of equity securities, including preferred stocks, convertible securities and warrants. The Fund may invest up to 15% of its assets in non-U.S. securities, except that it may invest without limit in American Depositary Receipts (ADRs). The Fund may invest a substantial portion of its assets in securities issued in initial public offerings (IPOs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

•	Market Risk

•	Issuer Risk

•	Equity Securities Risk

•	Smaller Company Risk

•	Credit Risk

•	Currency Risk

•	Derivatives Risk

•	Focused Investment Risk

•	IPO Risk

•	Leveraging Risk

•	Liquidity Risk

•	Management Risk

•	Non-U.S. Investment Risk

•	Turnover Risk

OCC Renaissance Fund	Ticker Symbols: PRNIX (Inst.Class) PRAAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks long-term growth of capital and income	Fund Focus Undervalued stocks with improving business fundamentals	Approximate Primary Capitalization Range All capitalizations

	Average Number of Holdings 50-100	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies that the portfolio managers believe are trading at prices below their intrinsic values and whose business fundamentals are expected to improve. Intrinsic value refers to the value placed on a company by the portfolio managers consistent with their expectation of longer-term economic earnings and cash flows. Although the Fund typically invests in companies with market capitalizations of $1 billion to $15 billion, it may invest in companies in any capitalization range. To achieve income, the Fund invests a portion of its assets in stocks that the portfolio managers expect will generate income (for example, by paying dividends).

The portfolio managers select stocks for the Fund using a “value” style. The portfolio managers determine valuation based on characteristics such as price-to-earnings, price-to-book and price-to-cash-flow ratios. The portfolio managers analyze stocks and seek to identify the key drivers of financial results and catalysts for change, such as new management and new or improved products, that indicate a company may demonstrate improving fundamentals in the future. The portfolio managers may look to sell a stock when they believe that the company’s business fundamentals are weakening, when the stock’s valuation has become excessive or when an alternative investment opportunity is deemed more attractive.

The Fund may also invest in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 25% of its assets in non-U.S. securities, except that it may invest without limit in American Depositary Receipts (ADRs). The Fund may invest up to 20% of its assets in real estate investment trusts (REITs).

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

•	Market Risk

•	Issuer Risk

•	Equity Securities Risk

•	Smaller Company Risk

•	Credit Risk

•	Currency Risk

•	Derivatives Risk

•	Focused Investment Risk

•	IPO Risk

•	Leveraging Risk

•	Liquidity Risk

•	Management Risk

•	Non-U.S. Investment Risk

•	REIT Risk

•	Turnover Risk

OCC Small-Cap Value Fund	Ticker Symbols: AOSIX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks long-term growth of capital	Fund Focus Equity securities of smaller-capitalization U.S. companies that the portfolio manager believes are undervalued in the marketplace	Approximate Primary Capitalization Range Less than $3 billion

	Average Number of Holdings 60-90	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing primarily in common stocks and other equity securities of smaller-capitalization U.S. companies that the portfolio manager believes are undervalued in the marketplace. Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of U.S. companies with smaller market capitalizations. The Fund currently defines smaller market capitalization companies as those with market capitalizations of less than $3 billion. The Fund may invest a significant portion of its assets in initial public offerings (IPOs). The Fund may invest up to 10% of its assets in non-U.S. securities, except it may invest without limit in American Depositary Receipts (ADRs). The Fund may also invest up to 20% of its assets in real estate investment trusts (REITs).

The portfolio manager selects stocks for the Fund using a “fundamental” approach to investing. The portfolio manager searches for securities of companies believed to be undervalued in the marketplace, taking into account factors such as a company’s earnings, cash flows, growth potential and assets relative to other companies in the Fund’s investment universe. This process and the inter-relationship of the factors used may change over time and its implementation may vary in particular cases. Currently, the portfolio manager’s security selection process includes the following techniques:

•

A “bottom up” analytical approach, focusing on the performance of individual issuers before considering overall economic or industry trends, evaluating each issuer’s characteristics, financial results, and management, based in part on an internally developed quantitative assessment of the issuer’s value.

•

A search for securities of both established and unseasoned companies believed to be undervalued and to have strong competitive positions within their industries, experienced management committed to shareholder value, and potential for a high return on capital.

•

Ongoing monitoring of issuers for fundamental changes in the company that might alter the portfolio manager’s initial expectations about the security and might result in a decision to sell the security.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

•	Market Risk

•	Issuer Risk

•	Equity Securities Risk

•	Smaller Company Risk

•	Credit Risk

•	Currency Risk

•	Derivatives Risk

•	IPO Risk

•	Leveraging Risk

•	Liquidity Risk

•	Liquidity Risk

•	Management Risk

•	Non-U.S. Investment Risk

•	REIT Risk

•	Turnover Risk

OCC Target Fund	Ticker Symbols: PFTIX (Inst. Class) PTADX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks capital appreciation; no consideration is given to income	Fund Focus Medium capitalization common stocks	Approximate Primary Capitalization Range Between $1 billion and $10 billion

	Average Number of Holdings Up to 100	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in equity securities of “growth” companies with market capitalizations of at least $1 billion, although it may invest in companies of any size.

The portfolio managers select stocks for the Fund using a “growth” style. The portfolio managers consider “growth” companies to include companies that they believe have well-defined “wealth creating” characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio managers seek to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems.

The Fund will consider selling a stock when the portfolio managers believe that its earnings, market sentiment or relative performance are disappointing or if an alternative investment is more attractive. The Fund’s equity investments may include common stocks and other kinds of equity securities, such as preferred stocks, convertible securities and warrants. The Fund may also invest in real estate investment trusts (REITs) and in securities issued in initial public offerings (IPOs). The Fund may invest up to 15% of its assets in non-U.S. securities, except that it may invest without limit in American Depositary Receipts (ADRs). At times, depending on market conditions, the Fund may invest a substantial portion of its assets in a small number of business sectors or industries.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

•	Market Risk

•	Issuer Risk

•	Equity Securities Risk

•	Smaller Company Risk

•	Credit Risk

•	Currency Risk

•	Derivatives Risk

•	Focused Investment Risk

•	IPO Risk

•	Leveraging Risk

•	Liquidity Risk

•	Management Risk

•	Non-U.S. Investment Risk

•	REIT Risk

•	Turnover Risk

OCC Value Fund	Ticker Symbols: PDLIX (Inst. Class) PVLAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks long-term growth of capital and income	Fund Focus Undervalued larger capitalization stocks with improving business fundamentals	Approximate Primary Capitalization Range More than $5 billion

	Approximate Number of Holdings 35–60	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with market capitalizations greater than $5 billion and below-average valuations whose business fundamentals are expected to improve. To achieve income, the Fund may invest a portion of its assets in common stocks that the portfolio manager expects will generate income.

The portfolio manager selects stocks for the Fund using a “value” style. The portfolio manager invests primarily in stocks of companies having below-average valuations whose business fundamentals, such as strength of management and the company’s competitive position, are expected to improve. The portfolio manager determines valuation based on characteristics such as price-to-earnings, price-to-book, and price-to-cash flow ratios. The portfolio manager analyzes stocks and seeks to identify the key drivers of financial results and catalysts for change, such as new management and new or improved products, that indicate a company may demonstrate improving fundamentals in the future. The portfolio manager looks to sell a stock when he believes that the company’s business fundamentals are weakening, when the stock’s valuation has become excessive or when an alternative investment opportunity is deemed more attractive.

The Fund may also invest in other kinds of equity securities, including preferred stocks, convertible securities and warrants. The Fund may invest up to 25% of its assets in non-U.S. securities, except that it may invest without limit in American Depositary Receipts (ADRs). The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

•	Market Risk

•	Issuer Risk

•	Equity Securities Risk

•	Credit Risk

•	Currency Risk

•	Derivatives Risk

•	Focused Investment Risk

•	Leveraging Risk

•	Liquidity Risk

•	Management Risk

•	Non-U.S. Investment Risk

•	Turnover Risk

RCM Global Resources Fund	Ticker Symbols: RGLIX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks long-term capital appreciation	Fund Focus Equity securities of U.S. and non-U.S. natural resources companies	Approximate Primary Capitalization Range All capitalizations

	Approximate Number of Holdings 25–75	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies principally engaged in the research, development, manufacturing, extraction, distribution, or sale of materials, energy, or goods related to cyclical or commodity industries, such as oil & gas, minerals, base metals, precious metals, chemicals, fertilizers, wood products, paper products and steel (the “natural resources industries”). The Fund expects to invest most of its assets in U.S. and non-U.S. common stocks. Under normal circumstances, the Fund will invest a minimum of  1/3 of its assets in non-U.S. securities and will invest in companies organized or headquartered in at least four countries including the United States.

The Fund’s portfolio manager will evaluate the relative attractiveness of individual commodity cycles, including supply-demand fundamentals and pricing outlook. Stock selection and industry allocation will be based on specific commodity, end market and geographic exposure, operational and financial leverage as well as valuation.

The portfolio manager evaluates the fundamental value and prospects for growth of individual companies and focuses on those companies that the portfolio manager expects will have higher than average rates of growth and strong potential for capital appreciation. In addition, the portfolio manager may make use of internally and externally developed forecasts of economic growth, inflation and interest rates to help identify industry sectors, regions and individual countries (including emerging markets countries) that the portfolio manager believes are likely to offer the best investment opportunities. The portfolio manager sells securities as the portfolio manager deems appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

The Fund is “non-diversified,” which means it may invest in a relatively small number of issuers, which may increase risk.

In addition to traditional research activities, the portfolio manager uses Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

•	Market Risk

•	Issuer Risk

•	Equity Securities Risk

•	Non-U.S. Investment Risk

•	Emerging Markets Risk

•	Smaller Company Risk

•	Credit Risk

•	Currency Risk

•	Derivatives Risk

•	Focused Investment Risk

•	Leveraging Risk

•	Liquidity Risk

•	Management Risk

•	Turnover Risk

RCM Global Small-Cap Fund	Ticker Symbols: DGSCX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks long-term capital appreciation	Fund Focus Smaller capitalization equity securities	Approximate Primary Capitalization Range Same as the MSCI World Small-Cap Index

	Approximate Number of Holdings 75–150	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in companies with market capitalizations comparable to those of companies included in the MSCI World Small-Cap Index. Under normal market conditions, the Fund expects to maintain a weighted-average market capitalization between 50% and 200% of the weighted-average market capitalization of the securities in the MSCI World Small-Cap Index, which as of September 30, 2007 would permit the Fund to maintain a weighted-average market capitalization ranging from $618 million to $2.5 billion. The Fund invests in companies organized or headquartered in at least three different countries (one of which may be the United States) and expects that the majority of its non-U.S. investments will normally be in Japan and Western Europe. Under normal market conditions, the Fund will invest no more than 25% of its assets in issuers that are organized or headquartered in any one country outside the U.S., other than France, Germany, Japan and the United Kingdom. The Fund may invest up to 30% of its assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one emerging market country). The Fund may also from time to time invest a significant percentage of its assets in the technology sector, as well as in securities issued in initial public offerings (IPOs).

In making investment decisions for the Fund, the portfolio manager develops forecasts of economic growth, inflation, and interest rates that are used to help identify those regions and individual countries that the portfolio manager believes are likely to offer the best investment opportunities. The portfolio manager may consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. In addition, the portfolio manager ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and/or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The portfolio manager sells securities as the portfolio manager deems appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

In addition to traditional research activities, the portfolio manager uses Grassroots(sm) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

•	Market Risk

•	Issuer Risk

•	Equity Securities Risk

•	Non-U.S. Investment Risk

•	Emerging Markets Risk

•	Smaller Company Risk

•	Credit Risk

•	Currency Risk

•	Derivatives Risk

•	Focused Investment Risk

•	IPO Risk

•	Leveraging Risk

•	Liquidity Risk

•	Management Risk

•	Turnover Risk

RCM International Growth Equity Fund	Ticker Symbols: DRIEX (Inst. Class) RAIAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks long-term capital appreciation	Fund Focus Equity securities of companies worldwide	Approximate Primary Capitalization Range In excess of $1 billion

	Approximate Number of Holdings 50–115	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of non-U.S. companies. While the Fund invests in issuers organized or headquartered in at least ten different countries, the Fund may invest up to 65% of its assets in companies organized or headquartered in Japan, the United Kingdom or Germany, and up to 25% of its assets in companies organized or headquartered in any other country outside the U.S. The Fund may invest 30% of its assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one emerging market country). The Fund primarily invests in companies with market capitalizations in excess of $1 billion. No more than 5% of the Fund’s assets shall be invested in companies with market capitalizations below $100 million. The Fund may also from time to time invest a significant portion of its assets in one or more sectors of the economy, including the financial sector.

In making investment decisions for the Fund, the portfolio manager develops forecasts of economic growth, inflation, and interest rates that are used to help identify those regions and individual countries that the portfolio manager believes are likely to offer the best investment opportunities. In analyzing specific companies for possible investment, the portfolio manager may consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. The portfolio manager ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and/or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The portfolio manager sells securities as the portfolio manager deems appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk.

In addition to traditional research activities, the portfolio manager uses Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

•	Market Risk

•	Issuer Risk

•	Equity Securities Risk

•	Non-U.S. Investment Risk

•	Emerging Markets Risk

•	Smaller Company Risk

•	Credit Risk

•	Currency Risk

•	Derivatives Risk

•	Focused Investment Risk

•	Leveraging Risk

•	Liquidity Risk

•	Management Risk

•	Turnover Risk

RCM Large-Cap Growth Fund	Ticker Symbols: DRLCX (Inst. Class) DLGAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks long-term capital appreciation	Fund Focus Large capitalization equity securities	Approximate Primary Capitalization Range $3 billion or more

	Average Number of Holdings 45-85	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of U.S. companies with market capitalizations of at least $3 billion. The Fund may also invest 20% of its assets in non-U.S. securities (but no more than 10% in any one non-U.S. country or 10% in companies organized or headquartered in emerging market countries). At times, depending on market conditions, the Fund may also invest a significant percentage of its assets in a small number of business sectors or industries.

In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue, cash flow and/or earnings through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and/or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund’s investment objective and as necessary for redemption purposes.

In addition to traditional research activities, the portfolio managers use Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, provides a “second look” at potential investments, and checks marketplace assumptions about market demand for particular products and services.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

•	Market Risk

•	Issuer Risk

•	Equity Securities Risk

•	Non-U.S. Investment Risk

•	Emerging Markets Risk

•	Smaller Company Risk

•	Credit Risk

•	Currency Risk

•	Derivatives Risk

•	Focused Investment Risk

•	Leveraging Risk

•	Liquidity Risk

•	Management Risk

•	Turnover Risk

RCM Mid-Cap Fund	Ticker Symbols: DRMCX (Inst. Class) DRMAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks long-term capital appreciation	Fund Focus Small to medium capitalization equity securities	Approximate Primary Capitalization Range Same as the Russell Midcap Growth Index

	Average Number of Holdings 85-125	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of small- to medium-sized U.S. companies with market capitalizations comparable to those companies included in the Russell Midcap Growth Index (between $1.0 billion and $25.8 billion as of September 30, 2007). Equity securities include preferred stock, convertible preferred stock, convertible debt obligations, warrants or other rights to acquire stock. The Fund may also invest up to 20% of its assets in non-U.S. securities (but no more than 10% in companies organized or headquartered in emerging markets countries). The Fund may from time to time invest a significant percentage of its assets in the technology and/or healthcare sectors, and may invest in securities issued in initial public offerings (IPOs).

In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; differentiated or superior products and services and/or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund’s investment objective and as necessary for redemption purposes.

In addition to traditional research activities, the portfolio managers use Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, provides a “second look” at potential investments, and checks marketplace assumptions about market demand for particular products and services.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

•	Market Risk

•	Issuer Risk

•	Equity Securities Risk

•	Smaller Company Risk

•	Credit Risk

•	Currency Risk

•	Derivatives Risk

•	Focused Investment Risk

•	IPO Risk

•	Leveraging Risk

•	Liquidity Risk

•	Management Risk

•	Non-U.S. Investment Risk

•	Turnover Risk

RCM Small-Cap Growth Fund	Ticker Symbols: ARCIX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks long-term capital appreciation	Fund Focus Smaller capitalization equity securities

Approximate Primary Capitalization Range

Companies with market capitalizations at or below the highest market capitalization represented in either or both of the Russell 2000 Index and the S&P SmallCap 600 Index

	Average Number of Holdings 75-150	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of U.S. companies with smaller market capitalizations (which the portfolio managers currently define as companies with market capitalizations at or below the highest market capitalization of companies represented in either or both of the S&P SmallCap 600 Index ($5.6 billion as of September 30, 2007) and the Russell 2000 Index ($5.2 billion as of September 30, 2007). The Fund may invest up to 15% of its assets in non-U.S. securities, including emerging markets securities. The Fund may purchase securities in initial public offerings (IPOs). The Fund may also from time to time invest a significant percentage of its assets in the technology and/or healthcare sectors.

The portfolio managers seek to create an investment portfolio of growth stocks across major industry groups. The portfolio managers evaluate individual stocks based on their growth, quality and valuation characteristics. Examples of growth characteristics include the potential for sustained earnings growth and the development of proprietary products or services; examples of quality characteristics include the integrity of management and a strong balance sheet; and examples of valuation characteristics include relative valuation and upside potential. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk.

In addition to traditional research activities, the portfolio managers use Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

•	Market Risk

•	Issuer Risk

•	Equity Securities Risk

•	Smaller Company Risk

•	Credit Risk

•	Currency Risk

•	Derivatives Risk

•	Emerging Markets Risk

•	Focused Investment Risk

•	IPO Risk

•	Leveraging Risk

•	Liquidity Risk

•	Management Risk

•	Non-U.S. Investment Risk

•	Turnover Risk

RCM Strategic Growth Fund	Ticker Symbols: ANRIX (Inst. Class) ANRAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks capital appreciation	Fund Focus Equity and equity-related securities and derivatives	Approximate Primary Capitalization Range $500 million or more

	Average Number of Holdings 40-150	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing primarily in equity and equity-related securities of companies with market capitalizations of at least $500 million. As discussed below, the Fund expects to engage in derivative transactions, which may have the effect of either magnifying or limiting the Fund’s gains and losses depending upon the particular derivative strategies used.

The Fund may invest in companies located within or outside the United States (including companies organized or headquartered in emerging markets countries). The Fund is not limited in the percentage of assets it may invest in any one country, region or geographic area. Although the Fund will not concentrate its investments in any single industry, it ordinarily expects to have substantial exposure to companies in potential high-growth areas such as technology or health care. The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers. The Fund may purchase securities in initial public offerings (IPOs).

In managing the Fund, the portfolio managers attempt to exploit what they view as mispricing of the long-term growth prospects of companies by investing in stocks and employing derivatives strategies to maximize growth opportunities identified by the sub-adviser’s research analysts. The portfolio managers may also seek to exploit what they view as shorter-term market opportunities. In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue, cash flow and/or earnings, through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; the potential for superior risk-adjusted returns; differentiated or superior products and services and/or a steady stream of new products and services. The portfolio managers will sell a security as they deem appropriate, such as when its price target has been attained, when the company experiences an adverse change in fundamentals, when a more favorable investment is identified or as necessary for redemption purposes.

The Fund ordinarily expects to use derivative instruments in an attempt to enhance the Fund’s investment returns, to hedge against market and other risks in the portfolio and/or to obtain market exposure with reduced transactions costs. In particular, the Fund intends to purchase call options on securities whose prices the portfolio managers believe will increase, and purchase and sell combinations of put and call options in an attempt to take advantage of stock price movements. The Fund may write call options on individual securities that it does not hold in its portfolio (i.e., “naked” call options), as well as call options on indices and exchange-traded funds. The Fund may also employ additional strategies involving call and put options, futures and forward contracts, short sales, swap agreements and other derivative instruments with respect to securities, indices, currencies and other assets. The Fund may invest in equity-linked securities.

The Fund’s use of derivative instruments will often give rise to forms of leverage, which could have the effect of magnifying the Fund’s gains and losses. Although it has no current intention to do so, the Fund also reserves the flexibility to borrow money, utilize reverse repurchase agreements or engage in other forms of borrowing to finance the purchase of additional investments and add leverage to its portfolio. Leveraging is a speculative technique and there are special risks involved. To the extent that the Fund uses or incurs leverage, an investment in the Fund will be more volatile and riskier than an investment in funds that do not use leverage.

In addition to traditional research activities, the portfolio managers use Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, provides a “second look” at potential investments, and checks marketplace assumptions about market demand for particular products and services.

In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

•	Market Risk

•	Issuer Risk

•	Equity Securities Risk

•	Smaller Company Risk

•	Credit Risk

•	Currency Risk

•	Derivatives Risk

•	Emerging Markets Risk

•	Focused Investment Risk

•	IPO Risk

•	Leveraging Risk

•	Liquidity Risk

•	Management Risk

•	Non-U.S. Investment Risk

•	Turnover Risk

RCM Technology Fund	Ticker Symbols: DRGTX (Inst. Class) DGTAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks long-term capital appreciation	Fund Focus Equity securities of U.S. and non-U.S. technology-related companies	Approximate Primary Capitalization Range Greater than $500 million

	Approximate Number of Holdings 30–120	Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of technology companies and in derivatives and other synthetic instruments that have economic characteristics similar to common stocks and other equity securities of technology companies. The Fund normally invests in companies organized or headquartered in at least three different countries, and may invest up to 50% of its assets in non-U.S. issuers, but under normal market conditions no more than 25% of its assets in issuers organized or headquartered in any one country outside the United States, other than Japan. The Fund may also invest up to 20% of its assets in companies organized or headquartered in emerging market countries (but no more than 15% in any one emerging market country). The Fund currently intends to invest primarily in companies with market capitalizations greater than $500 million, with no more than 15% of its assets in technology companies with market capitalizations below $100 million. The Fund is “non-diversified,” which means that it may invest in a relatively small number of issuers, which may increase risk. The Fund may invest a substantial portion of its assets in securities issued in initial public offerings (IPOs).

The portfolio managers define technology companies as those that provide technology products, services or utilize technology to gain competitive advantages. These include internet products and services, computers and computer peripherals, software, electronic components and systems, communications equipment and services, semiconductors, media and information services, pharmaceuticals, hospital supply and medical devices, biotechnology products, environmental services, chemical products and synthetic materials, defense and aerospace products and services, nanotechnology, energy equipment and services and others. The portfolio managers evaluate the fundamental value and prospects for growth of individual companies and focus on those companies that they expect will have higher than average rates of growth and strong potential for capital appreciation. Investments are not restricted to companies with a record of dividend payments. The NASDAQ Composite Index is the Fund’s primary performance benchmark. The portfolio managers base security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund’s benchmarks.

The portfolio managers develop forecasts of economic growth, inflation, and interest rates that they use to help identity those regions and individual countries that are believed likely to offer the best investment opportunities. In addition to traditional research activities, the portfolio managers use Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

The Fund ordinarily expects to use derivative instruments in an attempt to enhance the Fund’s investment returns, to hedge against market and other risks in the portfolio and/or to obtain market exposure with reduced transactions costs. In particular, the Fund intends to purchase call options on securities whose prices the portfolio managers believe will increase, and purchase and sell combinations of put and call options in an attempt to take advantage of stock price movements. The Fund may write call options on individual securities that it does not hold in its portfolio (i.e., “naked” call options), as well as call options on indices and exchange-traded funds. The Fund may also employ additional stragies involving call and put options, futures and forward contracts, short sales, swap agreements and other derivative instruments with respect to securities, indices, currencies and other assets. The Fund may invest in equity-linked securities. The Fund’s use of derivative instruments will often give rise to forms of leverage, which could have the effect of magnifying the Fund’s gains and losses.

The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

•	Market Risk

•	Issuer Risk

•	Equity Securities Risk

•	Smaller Company Risk

•	Credit Risk

•	Currency Risk

•	Derivatives Risk

•	Emerging Markets Risk

•	Focused Investment Risk

•	IPO Risk

•	Leveraging Risk

•	Liquidity Risk

•	Management Risk

•	Non-U.S. Investment Risk

•	Turnover Risk

PIMCO CommodityRealReturn Strategy Fund	Ticker Symbols: PCRIX (Inst. Class) PCRRX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum real return consistent with prudent investment management	Fund Focus Commodity-linked derivative instruments backed by a portfolio of inflation-indexed and other Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total assets below Baa

	Average Portfolio Duration ≤ 10 years	Dividend Frequency Declared and distributed quarterly

The Fund seeks to achieve its investment objective by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. The Fund invests in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures and options on futures, that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities. Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. The value of commodity-linked derivative instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments. The Fund may also invest in common and preferred stocks as well as convertible securities of issuers in commodity-related industries.

The Fund will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices, and through investments in the PIMCO Cayman Commodity Fund I Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). These commodity index-linked notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the note. The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investment. The Fund may also gain exposure to commodity markets by investing in the Subsidiary. The Subsidiary is advised by PIMCO, and has the same investment objective as the Fund. As discussed in greater detail elsewhere in this prospectus, the Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund.

The derivative instruments in which the Fund and the Subsidiary primarily intend to invest are instruments linked to certain commodity indices. Additionally, the Fund or the Subsidiary may invest in derivative instruments linked to the value of a particular commodity or commodity futures contract, or a subset of commodities or commodity futures contracts. The Fund’s or the Subsidiary’s investments in commodity-linked derivative instruments may specify exposure to commodity futures with different roll dates, reset dates or contract months than those specified by a particular commodity index. As a result, the commodity-linked derivatives component of the Fund’s portfolio may deviate from the returns of any particular commodity index. The Fund or the Subsidiary may also over-weight or under-weight its exposure to a particular commodity index, or a subset of commodities, such that the Fund has greater or lesser exposure to that index than the value of the Fund’s net assets, or greater or lesser exposure to a subset of commodities than is represented by a particular commodity index. Such deviations will frequently be the result of temporary market fluctuations, and under normal circumstances the Fund will seek to maintain notional exposure to one or more commodity indices within 5% (plus or minus) of the value of the Fund’s net assets.

Assets not invested in commodity-linked derivative instruments or the Subsidiary may be invested in inflation-indexed securities and other Fixed Income Instruments, including derivative Fixed Income Instruments. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund. In addition, the Fund may concentrate its assets in particular sectors of the commodities market.

The average portfolio duration of the fixed income portion of this Fund will vary based on PIMCO’s forecast for interest rates and under normal market conditions is not expected to exceed ten years. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy back or dollar rolls).

Principal Risks

Under certain conditions, generally in a market where the value of both commodities and fixed income securities are declining, the Fund may experience substantial losses. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

•	Interest Rate Risk

•	Credit Risk

•	High Yield Risk

•	Market Risk

•	Issuer Risk

•	Liquidity Risk

•	Derivatives Risk

•	Commodity Risk

•	Mortgage-Related and Other Asset-Backed Risk

•	Foreign (Non-U.S.) Investment Risk

•	Emerging Markets Risk

•	Currency Risk

•	Issuer Non-Diversification Risk

•	Leveraging Risk

•	Management Risk

•	Tax Risk

•	Subsidiary Risk

•	Short Sale Risk

PIMCO Convertible Fund	Ticker Symbols: PFCIX (Inst. Class) PFCAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with prudent investment management	Fund Focus Convertible securities	Credit Quality Max 20% of total assets below B

	Average Portfolio Duration N/A	Dividend Frequency Declared and distributed quarterly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of convertible securities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Convertible securities, which are issued by companies of all sizes and market capitalizations, include, but are not limited to: corporate bonds, debentures, notes or preferred stocks and their hybrids that can be converted into (exchanged for) common stock or other securities, such as warrants or options, which provide an opportunity for equity participation. The Fund may invest in securities of any market capitalization, and may from time to time invest a significant amount of its assets in securities of smaller companies.

The Fund may invest all of its assets in high yield securities (“junk bonds”) subject to a maximum of 20% of its total assets in securities rated below B by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may also invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. In addition, the Fund may invest in common stock or in other Fixed Income Instruments.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

•	Interest Rate Risk

•	Credit Risk

•	High Yield Risk

•	Market Risk

•	Issuer Risk

•	Liquidity Risk

•	Derivatives Risk

•	Equity Risk

•	Foreign (Non-U.S.) Investment Risk

•	Emerging Markets Risk

•	Currency Risk

•	Leveraging Risk

•	Smaller Company Risk

•	Management Risk

•	Short Sale Risk

PIMCO Developing Local Markets Fund	Ticker Symbols: PLMIX (Inst. Class) PDEVX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Currencies or Fixed Income Instruments denominated in currencies of non-U.S. countries	Credit Quality Maximum 15% below B

	Average Portfolio Duration ≤ 8 years	Dividend Frequency Declared daily and distributed monthly

The Fund’s investment objective is maximum total return, consistent with preservation of capital and prudent investment management. The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in currencies of, or in Fixed Income Instruments denominated in the currencies of, developing markets. The Fund defines a “developing market” as any non-U.S. country, excluding those countries that have been classified by the World Bank as high-income OECD economies for the past five consecutive years. The Fund’s investments in currencies or Fixed Income Instruments may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The Fund may, but is not required to, hedge its exposure to non-U.S. currencies. Assets not invested in currencies or instruments denominated in currencies of non-U.S. countries described above may be invested in other types of Fixed Income Instruments.

The Fund may invest in the currencies and Fixed Income Instruments of emerging market countries. PIMCO will select the Fund’s country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and other specific factors PIMCO believes to be relevant. The Fund likely will concentrate its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. The Fund may invest in instruments whose return is based on the return of an emerging market security or a currency of an emerging market, such as a derivative instrument, rather than investing directly in emerging market securities or currencies. The average portfolio duration of this Fund varies based on PIMCO’s forecast for interest rates and, under normal market conditions, is not expected to exceed eight years.

The Fund may invest all of its assets in high yield securities (“junk bonds”) subject to a maximum of 15% of its total assets in securities rated below B by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income and capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

•	Interest Rate Risk

•	Credit Risk

•	High Yield Risk

•	Market Risk

•	Issuer Risk

•	Liquidity Risk

•	Derivatives Risk

•	Mortgage-Related and Other Asset-Backed Risk

•	Foreign (Non-U.S.) Investment Risk

•	Emerging Markets Risk

•	Currency Risk

•	Issuer Non-Diversification Risk

•	Leveraging Risk

•	Management Risk

•	Short Sale Risk

PIMCO Diversified Income Fund	Ticker Symbols: PDIIX (Inst. Class) PDAAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with prudent investment management	Fund Focus Investment grade corporate, high yield and emerging market Fixed Income Instruments	Credit Quality Maximum 10% of total assets below B

	Average Portfolio Duration 3-8 years	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The average portfolio duration of this Fund normally varies from three to eight years, based on PIMCO’s forecast for interest rates.

The Fund may invest in a diversified pool of corporate fixed income securities of varying maturities. The Fund may invest all of its assets in high yield securities (“junk bonds”) subject to a maximum of 10% of its total assets in securities rated below B by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. In addition, the Fund may invest, without limitation, in fixed income securities that are economically tied to emerging market countries. The Fund may invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect the net asset value, yield and total return of the Fund are:

•	Interest Rate Risk

•	Credit Risk

•	High Yield Risk

•	Market Risk

•	Issuer Risk

•	Liquidity Risk

•	Derivatives Risk

•	Mortgage-Related and Other Asset-Backed Risk

•	Foreign (Non-U.S.) Investment Risk

•	Emerging Markets Risk

•	Currency Risk

•	Leveraging Risk

•	Management Risk

•	Short Sale Risk

PIMCO Emerging Markets Bond Fund	Ticker Symbols: PEBIX (Inst. Class) PEBAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Emerging market Fixed Income Instruments	Credit Quality Maximum 15% of total assets below B

	Average Portfolio Duration ≤ 8 years	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Such instruments may be denominated in non-U.S. currencies and the U.S. dollar. Please see “Characteristics and Risks of Securities and Investment Techniques – Foreign (Non-U.S.) Securities” for a description of when an instrument is economically tied to an emerging market country. The average portfolio duration of the Fund varies based on PIMCO’s forecast for interest rates and, under normal market conditions, is not expected to exceed eight years.

PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. The Fund emphasizes countries with relatively low gross national product per capita and with the potential for rapid economic growth. PIMCO will select the Fund’s country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors PIMCO believes to be relevant. The Fund likely will concentrate its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. The Fund may invest in instruments whose return is based on the return of an emerging market security or a currency of an emerging market country, such as a derivative instrument, rather than investing directly in emerging market securities or currencies.

The Fund may invest all of its assets in high yield securities (“junk bonds”) subject to a maximum of 15% of its total assets in securities rated below B by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

•	Interest Rate Risk

•	High Yield Risk

•	Market Risk

•	Issuer Risk

•	Liquidity Risk

•	Derivatives Risk

•	Mortgage-Related and Other Asset-Backed Risk

•	Foreign (Non-U.S.) Investment Risk

•	Emerging Markets Risk

•	Currency Risk

•	Issuer Non-Diversification Risk

•	Leveraging Risk

•	Management Risk

•	Short Sale Risk

PIMCO European StocksPLUS® TR Strategy Fund	Ticker Symbols:
PESIX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks total return which exceeds that of its benchmark index consistent with prudent investment management	Fund Focus European equity derivatives hedged to U.S. dollars backed by a portfolio of Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total assets below Baa

	Average Collateral Fixed Income Duration See description below	Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of its benchmark index by investing under normal circumstances substantially all of its assets in European equity derivatives, backed by a portfolio of Fixed Income Instruments. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund’s benchmark index is the European Blue Chip 50 Index (Hedged USD) (the “Index”). The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund uses equity derivatives in addition to or in place of stocks to attempt to equal or exceed the performance of the Index. The value of equity derivatives should closely track changes in the value of underlying securities or indices. However, derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from a one year minimum duration to a maximum of two years above the duration of the Lehman Brothers Aggregate Bond Index. As of June 30, 2007, the duration of the Lehman Brothers Aggregate Bond Index was 4.70 years. The Lehman Brothers Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Index is a capitalization-weighted index of 50 European blue-chips stocks from those countries participating in the EMU (European Monetary Union). The Fund seeks to remain invested in equity derivatives and/or stocks even when the Index is declining. The Fund may invest in European equities or European equity derivatives that do not comprise the Index.

The Fund does not normally invest directly in stocks. However, when equity derivatives appear to be overvalued, the Fund may invest some or all of its assets in stocks. The Fund also may invest in exchange traded funds. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. With respect to the Fund’s fixed income investments, the Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers.

Principal Risks

Under certain conditions, generally in a market where the value of both Index derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of stocks comprising the Index. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

•	Interest Rate Risk

•	Credit Risk

•	High Yield Risk

•	Market Risk

•	Issuer Risk

•	Liquidity Risk

•	Derivatives Risk

•	Equity Risk

•	Mortgage-Related and Other Asset-Backed Risk

•	Foreign (Non-U.S.) Investment Risk

•	European Concentration Risk

•	Emerging Markets Risk

•	Currency Risk

•	Issuer Non-Diversification Risk

•	Leveraging Risk

•	Management Risk

•	Short Sale Risk

PIMCO Extended Duration Fund	Ticker Symbols:
PEDIX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with prudent investment management	Fund Focus Long-term maturity Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total assets below Baa

	Average Portfolio Duration See description below	Dividend Frequency Declared and distributed quarterly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The average portfolio duration of this Fund normally varies within three years (plus or minus) of the duration of the Citigroup Strips Index, 20+ Year Sub-Index, which as of June 30, 2007 was 22.31 years.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) that are rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security

Principal Risks

Under certain conditions, generally in a market where the value of both Index derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of stocks comprising the Index. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

•	Interest Rate Risk

•	Credit Risk

•	High Yield Risk

•	Market Risk

•	Issuer Risk

•	Liquidity Risk

•	Derivatives Risk

•	Mortgage-Related and Other Asset-Backed Risk

•	Foreign (Non-U.S.) Investment Risk

•	Emerging Markets Risk

•	Currency Risk

•	Leveraging Risk

•	Management Risk

•	Short Sale Risk

PIMCO Far East (ex-Japan) StocksPLUS® TR Strategy Fund	Ticker Symbols:
PEJIX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks total return which exceeds that of its benchmark index consistent with prudent investment management	Fund Focus Far Eastern (excluding Japan) equity derivatives hedged to U.S. dollars backed by a portfolio of Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total assets below Baa

	Average Collateral Fixed Income Duration See description below	Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of its benchmark index by investing under normal circumstances substantially all of its assets in Far Eastern (excluding Japan) equity derivatives, backed by a portfolio of Fixed Income Instruments. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund’s benchmark index is the Morgan Stanley Capital International Far East (Ex-Japan), hedged to U.S. dollars, Index (the “Index”). The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund uses equity derivatives in addition to or in place of stocks to attempt to approximate the performance of the Index. The value of Index derivatives should closely track changes in the value of underlying securities or indices. However, derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from a one year minimum duration to a maximum of two years above the duration of the Lehman Brothers Aggregate Bond Index. As of June 30, 2007, the duration of the Lehman Brothers Aggregate Bond Index was 4.70 years. The Lehman Brothers Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Index is an unmanaged index of small capitalization issuers located throughout the Far East excluding Japan represented in U.S. dollars on a hedged basis. The Fund seeks to remain invested in equity derivatives and/or stocks even when the Index is declining. The Fund may invest in Far Eastern (excluding Japan) equities or Far Eastern (excluding Japan) equity derivatives that do not comprise the Index.

The Fund does not normally invest directly in stocks. However, when equity derivatives appear to be overvalued, the Fund may invest some or all of its assets in stocks. The Fund also may invest in exchange traded funds. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries and may invest in emerging market equity securities up to the approximate weightings in the Fund’s index. With respect to the Fund’s fixed income investments, the Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers.

Principal Risks

Under certain conditions, generally in a market where the value of both Index derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of stocks comprising the Index. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

•	Interest Rate Risk

•	Credit Risk

•	High Yield Risk

•	Market Risk

•	Issuer Risk

•	Liquidity Risk

•	Derivatives Risk

•	Equity Risk

•	Mortgage-Related and Other Asset-Backed Risk

•	Foreign (Non-U.S.) Investment Risk

•	Far Eastern (excluding Japan) Concentration Risk

•	Emerging Markets Risk

•	Currency Risk

•	Issuer Non-Diversification Risk

•	Leveraging Risk

•	Management Risk

•	Short Sale Risk

PIMCO Floating Income Fund	Ticker Symbols:
PFIIX (Inst. Class)
PFTAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Maximum current yield consistent with prudent investment management	Fund Focus Variable and floating-rate securities and their economic equivalents	Credit Quality Caa to Aaa; maximum 10% of total assets of total assets below B

	Average Portfolio Duration ≤ 1 year	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of variable and floating-rate securities, securities with durations of less than or equal to one year, and fixed-rate securities with respect to which the Fund has entered into derivative instruments to effectively convert the fixed-rate interest payments into floating-rate interest payments. The average portfolio duration of this Fund will vary based on PIMCO’s forecast for interest rates and will normally not exceed one year. The Fund may also invest in other Fixed Income Instruments. Variable and floating-rate securities generally pay interest at rates that adjust whenever a specified interest rate changes and/or reset on predetermined dates (such as the last day of a month or calendar quarter).

The Fund may invest all of its assets in high yield securities (“junk bonds”) rated below investment grade but rated at least Caa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality, subject to a maximum of 10% of its total assets in securities rated below B by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. In addition, the Fund may invest, without limitation, in securities that are economically tied to emerging market countries. The Fund may invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy-backs or dollar rolls).

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

•	Interest Rate Risk

•	Credit Risk

•	High Yield Risk

•	Market Risk

•	Issuer Risk

•	Liquidity Risk

•	Derivatives Risk

•	Mortgage-Related and Other Asset-Backed Risk

•	Foreign (Non-U.S.) Investment Risk

•	Emerging Markets Risk

•	Currency Risk

•	Leveraging Risk

•	Management Risk

•	Short Sale Risk

PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	Ticker Symbols:
PFORX (Inst. Class)
PFRAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Intermediate maturity hedged non-U.S. Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total assets below Baa

	Average Portfolio Duration See description below	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. Please see “Characteristics and Risks of Securities and Investment Techniques – Foreign (Non-U.S.) Securities” for a description of when an instrument is economically tied to a foreign (non-U.S.) country. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

PIMCO selects the Fund’s foreign country and currency compositions based on an evaluation of various factors, including, but not limited to relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the JPMorgan GBI Global ex-U.S. Index Hedged in USD, which as of June 30, 2007 was 6.46 years. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund. To the extent the Fund invests a significant portion of its assets in a concentrated geographical area, the Fund will generally have more exposure to regional economic risks associated with foreign investments.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

•	Interest Rate Risk

•	Credit Risk

•	High Yield Risk

•	Market Risk

•	Issuer Risk

•	Liquidity Risk

•	Derivatives Risk

•	Mortgage-Related and Other Asset-Backed Risk

•	Foreign (Non-U.S.) Investment Risk

•	Emerging Markets Risk

•	Currency Risk

•	Issuer Non-Diversification Risk

•	Leveraging Risk

•	Management Risk

•	Short Sale Risk

PIMCO Foreign Bond Fund (Unhedged)	Ticker Symbols:
PFUIX (Inst. Class)
PFUUX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Intermediate maturity non-U.S. Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total assets below Baa

	Average Portfolio Duration See description below	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. Please see “Characteristics and Risks of Securities and Investment Techniques—Foreign (Non-U.S.) Securities” for a description of when an instrument is economically tied to a foreign (non-U.S.) country.

PIMCO selects the Fund’s foreign country and currency compositions based on an evaluation of various factors, including, but not limited to relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the JPMorgan GBI Global ex-U.S. FX NY Index Unhedged in USD, which as of June 30, 2007 was 6.46 years. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund. To the extent the Fund invests a significant portion of its assets in a concentrated geographic area, the Fund will generally have more exposure to regional economic risks associated with foreign investments.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

•	Interest Rate Risk

•	Credit Risk

•	High Yield Risk

•	Market Risk

•	Issuer Risk

•	Liquidity Risk

•	Derivatives Risk

•	Mortgage-Related and Other Asset-Backed Risk

•	Foreign (Non-U.S.) Investment Risk

•	Emerging Markets Risk

•	Currency Risk

•	Issuer Non-Diversification Risk

•	Leveraging Risk

•	Management Risk

•	Short Sale Risk

PIMCO Fundamental IndexPLUSTM Fund	Ticker Symbols:
PFPIX (Inst. Class)
PFPAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks total return which exceeds that of the FTSE RAFI 1000 Index	Fund Focus Enhanced RAFI™ 1000 derivatives backed by a portfolio of short-term Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total assets below Baa

	Average Portfolio Duration ≤ 1 year	Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of the FTSE RAFI™ 1000 Index (the “Index”) by investing under normal circumstances substantially all of its assets in derivatives based on Enhanced RAFI™ 1000, an enhanced, performance recalibrated version of the Index (“Enhanced RAFI™ 1000”), backed by a portfolio of short-term Fixed Income Instruments. The Index and Enhanced RAFI™ 1000 are further described below. The Fund may invest in common stocks, options, futures, options on futures and swaps, including derivatives based on the Index. The Fund uses Enhanced RAFI™ 1000 derivatives in addition to or in place of Enhanced RAFI™ 1000 stocks to attempt to equal or exceed the performance of the Index. The values of Enhanced RAFI™ 1000 derivatives closely track changes in the value of Enhanced RAFI™ 1000. However, Enhanced RAFI™ 1000 derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. Research Affiliates, LLC, the Fund’s sub-adviser, provides investment advisory services in connection with the Fund’s use of Enhanced RAFI™ 1000 by, among other things, providing PIMCO, or counterparties designated by PIMCO, with a model portfolio reflecting the composition of Enhanced RAFI™ 1000 for purposes of developing Enhanced RAFI™ 1000 derivatives. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which is normally not expected to exceed one year.

The Index is composed of the 1,000 largest publicly-traded U.S. companies by fundamental accounting value, which includes accounting data found in a company’s annual report, selected from the constituents of a proprietary U.S. stock universe. Unlike other indexes, which are frequently comprised of stocks weighted according to their market capitalization, the Index is weighted by a combination of fundamental factors, including sales, cash flow, book values and, if applicable, dividends (sales, cash flow and dividends are averaged over the prior five years). Indexes based on market capitalization, such as the S&P 500, generally overweight stocks which are overvalued, and underweight stocks which are undervalued. Indexes based on fundamental factors, however, such as the Index, seek to avoid this problem by weighting stocks based on variables that do not depend on the fluctuations of market valuation. Enhanced RAFI™ 1000 is a performance recalibrated version of the Index that incorporates additional factors, such as the quality of corporate earnings and the risk of financial distress, and recalibrates existing factors utilized in the Index that affect a company’s fundamental drivers of value. Enhanced RAFI™ 1000 may also be rebalanced more frequently than the Index. The Fund seeks to remain invested in Enhanced RAFI™ 1000 derivatives or Enhanced RAFI™ 1000 stocks even when Enhanced RAFI™ 1000 is declining.

The Fund typically will seek to gain exposure to Enhanced RAFI™ 1000 by investing in total return swap agreements. In a typical swap agreement, the Fund will receive the price appreciation (or depreciation) on Enhanced RAFI™ 1000 from the counterparty to the swap agreement in exchange for paying the counterparty an agreed upon fee. The Fund’s sub-adviser facilitates the Fund’s use of Enhanced RAFI™ 1000 derivatives by providing model portfolios of Enhanced RAFI™ 1000 securities to the Fund’s swap counterparties, so that the counterparties can provide total return swaps based on Enhanced RAFI™ 1000 to the Fund. Because Enhanced RAFI™ 1000 is a proprietary index, there may be a limited number of counterparties willing or able to serve as counterparties to a swap agreement. If such swap agreements are not available, the Fund may invest in other derivative instruments, “baskets” of stocks, or individual securities to replicate the performance of Enhanced RAFI™ 1000.

Though the Fund does not normally invest directly in Enhanced RAFI™ 1000 securities, when Enhanced RAFI™ 1000 derivatives appear to be overvalued relative to Enhanced RAFI™ 1000, the Fund may invest all of its assets in a “basket” of Enhanced RAFI™ 1000 stocks. The Fund also may invest in exchange traded funds. Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

Principal Risks

Under certain conditions, generally in a market where the value of both FTSE RAFI 1000 Index derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of FTSE RAFI 1000 Index stocks. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

•	Interest Rate Risk

•	Credit Risk

•	High Yield Risk

•	Market Risk

•	Issuer Risk

•	Liquidity Risk

•	Derivatives Risk

•	Equity Risk

•	Mortgage-Related and Other Asset-Backed Risk

•	Foreign (Non-U.S.) Investment Risk

•	Emerging Market Risk

•	Currency Risk

•	Leveraging Risk

•	Management Risk

•	Short Sale Risk

PIMCO Fundamental IndexPLUSTM TR Fund	Ticker Symbols:
PXTIX (Inst. Class)
PXTAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks total return which exceeds that of the FTSE RAFI 1000 Index	Fund Focus Enhanced RAFI™ 1000 derivatives backed by a portfolio of Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total assets below Baa

	Average Portfolio Duration See description below	Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of the FTSE RAFI™ 1000 Index (the “Index”) by investing under normal circumstances substantially all of its assets in derivatives based on Enhanced RAFI™ 1000, an enhanced, performance recalibrated version of the Index (“Enhanced RAFI™ 1000”), backed by a portfolio of short and intermediate maturity Fixed Income Instruments. The Index and Enhanced RAFI™ 1000 are further described below. The Fund may invest in common stocks, options, futures, options on futures and swaps, including derivatives based on the Index. The Fund uses Enhanced RAFI™ 1000 derivatives in addition to or in place of Enhanced RAFI™ 1000 stocks to attempt to equal or exceed the performance of the Index. The values of Enhanced RAFI™ 1000 derivatives closely track changes in the value of Enhanced RAFI™ 1000. However, Enhanced RAFI™ 1000 derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. Research Affiliates, LLC, the Fund’s sub-adviser, provides investment advisory services in connection with the Fund’s use of Enhanced RAFI™ 1000 by, among other things, providing PIMCO, or counterparties designated by PIMCO, with a model portfolio reflecting the composition of Enhanced RAFI™ 1000 for purposes of developing Enhanced RAFI™ 1000 derivatives. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from a one year minimum duration to a maximum of two years above the duration of the Lehman Brothers Aggregate Bond Index. As of June 30, 2007, the duration of the Lehman Brothers Aggregate Bond Index was 4.70 years. The Lehman Brothers Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Index is composed of the 1,000 largest publicly-traded U.S. companies by fundamental accounting value, which includes accounting data found in a company’s annual report, selected from the constituents of a proprietary U.S. stock universe. Unlike other indexes, which are frequently comprised of stocks weighted according to their market capitalization, the Index is weighted by a combination of fundamental factors, including sales, cash flow, book values and, if applicable, dividends (sales, cash flow and dividends are averaged over the prior five years). Indexes based on market capitalization, such as the S&P 500, generally overweight stocks which are overvalued, and underweight stocks which are undervalued. Indexes based on fundamental factors, however, such as the Index, seek to avoid this problem by weighting stocks based on variables that do not depend on the fluctuations of market valuation. Enhanced RAFI™ 1000 is a performance recalibrated version of the Index that incorporates additional factors, such as the quality of corporate earnings and the risk of financial distress, and recalibrates existing factors utilized in the Index that affect a company’s fundamental drivers of value. Enhanced RAFI™ 1000 may also be rebalanced more frequently than the Index. The Fund seeks to remain invested in Enhanced RAFI™ 1000 derivatives or Enhanced RAFI™ 1000 stocks even when Enhanced RAFI™ 1000 is declining.

The Fund typically will seek to gain exposure to Enhanced RAFI™ 1000 by investing in total return swap agreements. In a typical swap agreement, the Fund will receive the price appreciation (or depreciation) on Enhanced RAFI™ 1000 from the counterparty to the swap agreement in exchange for paying the counterparty an agreed upon fee. The Fund’s sub-adviser facilitates the Fund’s use of Enhanced RAFI™ 1000 derivatives by providing model portfolios of Enhanced RAFI™ 1000 securities to the Fund’s swap counterparties, so that the counterparties can provide total return swaps based on Enhanced RAFI™ 1000 to the Fund. Because Enhanced RAFI™ 1000 is a proprietary index, there may be a limited number of counterparties willing or able to serve as counterparties to a swap agreement. If such swap agreements are not available, the Fund may invest in other derivative instruments, “baskets” of stocks, or individual securities to replicate the performance of Enhanced RAFI™ 1000.

Though the Fund does not normally invest directly in Enhanced RAFI™ 1000 securities, when Enhanced RAFI™ 1000 derivatives appear to be overvalued relative to Enhanced RAFI™ 1000, the Fund may invest all of its assets in a “basket” of Enhanced RAFI™ 1000 stocks. The Fund also may invest in exchange traded funds. Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

Principal Risks

Under certain conditions, generally in a market where the value of both FTSE RAFI 1000 Index derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of FTSE RAFI 1000 Index stocks. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

•	Interest Rate Risk

•	Credit Risk

•	High Yield Risk

•	Market Risk

•	Issuer Risk

•	Liquidity Risk

•	Derivatives Risk

•	Equity Risk

•	Mortgage-Related and Other Asset-Backed Risk

•	Foreign (Non-U.S.) Investment Risk

•	Emerging Market Risk

•	Currency Risk

•	Leveraging Risk

•	Management Risk

•	Short Sale Risk

PIMCO Global Bond Fund (U.S. Dollar-Hedged)	Ticker Symbols:
PGBIX (Inst. Class)
PGDAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital	Fund Focus U.S. and hedged non-U.S. intermediate maturity Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total assets below Baa

	Average Portfolio Duration See description below	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. The Fund invests primarily in securities of issuers located in economically developed countries. Securities may be denominated in major foreign currencies or the U.S. dollar. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

PIMCO selects the Fund’s foreign country and currency compositions based on an evaluation of various factors, including, but not limited to relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. Investments in the securities of issuers located outside the United States will normally vary between 25% and 75% of the Fund’s total assets. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the JPMorgan Government Bond Indices Global Index Hedged in USD, which as of June 30, 2007 was 6.16 years. The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

•	Interest Rate Risk

•	Credit Risk

•	High Yield Risk

•	Market Risk

•	Issuer Risk

•	Liquidity Risk

•	Derivatives Risk

•	Mortgage-Related and Other Asset-Backed Risk

•	Foreign (Non-U.S.) Investment Risk

•	Emerging Markets Risk

•	Currency Risk

•	Issuer Non-Diversification Risk

•	Leveraging Risk

•	Management Risk

•	Short Sale Risk

PIMCO Global Bond Fund (Unhedged)	Ticker Symbols:
PIGLX (Inst. Class)
PADMX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus U.S. and non-U.S. intermediate maturity Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total assets below Baa

	Average Portfolio Duration See description below	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. The Fund invests primarily in securities of issuers located in economically developed countries. Securities may be denominated in major foreign currencies or the U.S. dollar.

PIMCO selects the Fund’s foreign country and currency compositions based on an evaluation of various factors, including, but not limited to, relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. Investments in the securities of issuers located outside the United States will normally vary between 25% and 75% of the Fund’s total assets. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the JPMorgan Government Bond Indices Global FX New York Index Unhedged in USD, which as of June 30, 2007 was 6.16 years. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

•	Interest Rate Risk

•	Credit Risk

•	High Yield Risk

•	Market Risk

•	Issuer Risk

•	Liquidity Risk

•	Derivatives Risk

•	Mortgage-Related and Other Asset-Backed Risk

•	Foreign (Non-U.S.) Investment Risk

•	Emerging Markets Risk

•	Currency Risk

•	Issuer Non-Diversification Risk

•	Leveraging Risk

•	Management Risk

•	Short Sale Risk

PIMCO GNMA Fund	Ticker Symbols:
PDMIX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Short to intermediate maturity mortgage-related fixed income securities	Credit Quality Baa to Aaa; maximum 10% of total assets below Aaa

	Average Portfolio Duration 1-7 years	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of securities of varying maturities issued by the Government National Mortgage Association (“GNMA”), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The Fund is neither sponsored by nor affiliated with GNMA. The average portfolio duration of this Fund normally varies from one to seven years based on PIMCO’s forecast for interest rates. The Fund invests primarily in securities that are in the highest rating category, but may invest up to 10% of its total assets in investment grade securities rated below Aaa by Moody’s, or equivalently rated by S&P or Fitch, subject to a minimum rating of Baa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may not invest in securities denominated in foreign currencies, but may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in U.S. dollar-denominated securities and instruments that are economically tied to emerging market countries.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration, or guaranteed by the Department of Veterans Affairs.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

•	Interest Rate Risk

•	Credit Risk

•	Market Risk

•	Issuer Risk

•	Liquidity Risk

•	Derivatives Risk

•	Mortgage-Related and Other Asset-Backed Risk

•	Foreign (Non-U.S.) Investment Risk

•	Emerging Markets Risk

•	Leveraging Risk

•	Management Risk

•	Short Sale Risk

PIMCO High Yield Fund	Ticker Symbols: PHIYX (Inst. Class) PHYAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Higher yielding fixed income securities	Credit Quality Caa to Aaa; minimum 80% of assets below Baa subject to maximum 5% of total assets rated Caa

	Average Portfolio Duration 2-6 years	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements, rated below investment grade but rated at least Caa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality, subject to a maximum of 5% of its assets in securities rated Caa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The remainder of the Fund’s assets may be invested in investment grade Fixed Income Instruments. The average portfolio duration of this Fund normally varies from two to six years based on PIMCO’s forecast for interest rates. The Fund may invest up to 20% of its total assets in securities denominated in foreign currencies and may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

•	Interest Rate Risk

•	Credit Risk

•	High Yield Risk

•	Market Risk

•	Issuer Risk

•	Liquidity Risk

•	Derivatives Risk

•	Mortgage-Related and Other Asset-Backed Risk

•	Foreign (Non-U.S.) Investment Risk

•	Emerging Markets Risk

•	Currency Risk

•	Leveraging Risk

•	Management Risk

•	Short Sale Risk

PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	Ticker Symbols: PISIX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks total return which exceeds that of its benchmark index consistent with prudent investment management	Fund Focus Non-U.S. equity derivatives hedged to U.S. dollars backed by a portfolio of Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total assets below Baa

	Average Collateral Fixed Income Duration See description below	Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of its benchmark index by investing under normal circumstances substantially all of its assets in non-U.S. equity derivatives, backed by a portfolio of Fixed Income Instruments. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund’s benchmark index is the Morgan Stanley Capital International Europe Australasia Far East (“EAFE”) Net Dividend Index (the “Index”). The Fund uses equity derivatives in addition to or in place of stocks to attempt to equal or exceed the performance of the Index. The value of equity derivatives should closely track changes in the value of underlying securities or indices. However, derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from a one year minimum duration to a maximum of two years above the duration of the Lehman Brothers Aggregate Bond Index. As of June 30, 2007, the duration of the Lehman Brothers Aggregate Bond Index was 4.70 years. The Lehman Brothers Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Index is an unmanaged index of issuers in countries of Europe, Australia and the Far East represented in U.S. dollars on an unhedged basis. The Fund seeks to remain invested in equity derivatives and/or stocks even when the Index is declining. The Fund may invest in non-U.S. equities or non-U.S. equity derivatives that do not comprise the Index.

The Fund does not normally invest directly in stocks. However, when equity derivatives appear to be overvalued, the Fund may invest some or all of its assets in stocks. The Fund also may invest in exchange traded funds. The Fund’s equity exposure will not be hedged into U.S. dollars. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. With respect to the Fund’s fixed income investments, the Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. With respect to the Fund’s fixed income investments, the Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

Principal Risks

Under certain conditions, generally in a market where the value of both Index derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of stocks comprising the Index. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

•	Interest Rate Risk

•	Credit Risk

•	High Yield Risk

•	Market Risk

•	Issuer Risk

•	Liquidity Risk

•	Derivatives Risk

•	Equity Risk

•	Mortgage-Related and Other Asset- Backed Risk

•	Foreign (Non-U.S.) Investment Risk

•	Emerging Markets Risk

•	Currency Risk

•	Issuer Non-Diversification Risk

•	Leveraging Risk

•	Management Risk

•	Short Sale Risk

PIMCO Investment Grade Corporate Bond Fund	Ticker Symbols: PIGIX (Inst. Class) PGCAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Corporate fixed income securities	Credit Quality B to Aaa; maximum 10% of total assets below Baa

	Average Portfolio Duration 3-7 years	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of investment grade corporate fixed income securities of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Assets not invested in investment grade corporate fixed income securities may be invested in other types of Fixed Income Instruments. The average portfolio duration of this Fund normally varies from three to seven years based on PIMCO’s forecast for interest rates.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

•	Interest Rate Risk

•	Credit Risk

•	High Yield Risk

•	Market Risk

•	Issuer Risk

•	Liquidity Risk

•	Derivatives Risk

•	Mortgage-Related and Other Asset-Backed Risk

•	Foreign (Non-U.S.) Investment Risk

•	Emerging Markets Risk

•	Currency Risk

•	Leveraging Risk

•	Management Risk

•	Short Sale Risk

PIMCO Japanese StocksPLUS® TR Strategy Fund	Ticker Symbols: PJSIX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks total return which exceeds that of its benchmark index consistent with prudent investment management	Fund Focus Japanese equity derivatives hedged to U.S. dollars backed by a portfolio of Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total assets below Baa

	Average Collateral Fixed Income Duration See description below	Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of its benchmark index by investing under normal circumstances substantially all of its assets in Japanese equity derivatives, backed by a portfolio of Fixed Income Instruments. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund’s benchmark index is the MSCI Japan Index, hedged to U.S. dollars (the “Index”). The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund uses equity derivatives in addition to or in place of stocks to attempt to equal or exceed the performance of the Index. The value of equity derivatives should closely track changes in the value of underlying securities or indices. However, equity derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from a one year minimum duration to a maximum of two years above the duration of the Lehman Brothers Aggregate Bond Index. As of June 30, 2007, the duration of the Lehman Brothers Aggregate Bond Index was 4.70 years. The Lehman Brothers Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Index is a free float-adjusted market capitalization that is designed to measure equity market performance in Japan represented in U.S. dollars on a hedged basis. These stocks are representative of Japanese companies that are available to investors worldwide. The Fund seeks to remain invested in equity derivatives and/or stocks even when the Index is declining. The Fund may invest in Japanese equities or Japanese equity derivatives that do not comprise the Index.

The Fund does not normally invest directly in stocks. However, when equity derivatives appear to be overvalued, the Fund may invest some or all of its assets in stocks. The Fund also may invest in exchange traded funds. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. With respect to the Fund’s fixed income investments, the Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers.

Principal Risks

Under certain conditions, generally in a market where the value of both Index derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of stocks comprising the Index. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

•	Interest Rate Risk

•	Credit Risk

•	High Yield Risk

•	Market Risk

•	Issuer Risk

•	Liquidity Risk

•	Derivatives Risk

•	Equity Risk

•	Mortgage-Related and Other Asset-Backed Risk

•	Foreign (Non-U.S.) Investment Risk

•	Japanese Concentration Risk

•	Emerging Markets Risk

•	Currency Risk

•	Issuer Non-Diversification Risk

•	Leveraging Risk

•	Management Risk

•	Short Sale Risk

PIMCO Long Duration Total Return Fund	Ticker Symbols: PLRIX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with prudent investment management	Fund Focus Long-term maturity Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total assets below Baa

	Average Portfolio Duration See description below	Dividend Frequency Declared and distributed quarterly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Lehman Brothers Long Term Government Credit Index, which as of June 30, 2007 was 10.55 years.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) that are rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

Under certain conditions, generally in a market where the value of both Index derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of stocks comprising the Index. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

•	Interest Rate Risk

•	Credit Risk

•	High Yield Risk

•	Market Risk

•	Issuer Risk

•	Liquidity Risk

•	Derivatives Risk

•	Mortgage-Related and Other Asset-Backed Risk

•	Foreign (Non-U.S.)Investment Risk

•	Emerging Markets Risk

•	Currency Risk

•	Leveraging Risk

•	Management Risk

•	Short Sale Risk

PIMCO Long-Term U.S. Government Fund	Ticker Symbols: PGOVX (Inst. Class) PLGBX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Long-term maturity fixed income securities	Credit Quality A to Aaa

	Average Portfolio Duration ≥ 8 years	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”). Assets not invested in U.S. Government Securities may be invested in other types of Fixed Income Instruments. The Fund also may obtain exposure to U.S. Government Securities through the use of futures contracts (including related options) with respect to such securities, and options on such securities, when PIMCO deems it appropriate to do so. While PIMCO may invest in derivatives any time it deems appropriate, it will generally do so when it believes that U.S. Government Securities are overvalued relative to derivative instruments. This Fund will normally have a minimum average portfolio duration of eight years. For point of reference, the dollar-weighted average portfolio maturity of the Fund is normally expected to be more than ten years.

The Fund’s investments in Fixed Income Instruments are limited to those of investment grade U.S. dollar-denominated securities of U.S. issuers that are rated at least A by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. In addition, the Fund may only invest up to 10% of its total assets in securities rated A by Moody’s, or equivalently rated by S&P or Fitch, and may only invest up to 25% of its total assets in securities rated Aa by Moody’s, or equivalently rated by S&P or Fitch.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U. S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

•	Interest Rate Risk

•	Credit Risk

•	Market Risk

•	Issuer Risk

•	Derivatives Risk

•	Mortgage-Related and Other Asset-Backed Risk

•	Leveraging Risk

•	Management Risk

•	Short Sale Risk

PIMCO Low Duration Fund	Ticker Symbols: PTLDX (Inst. Class) PLDAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Short maturity Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total assets below Baa

	Average Portfolio Duration 1-3 years	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The average portfolio duration of this Fund normally varies from one to three years based on PIMCO’s forecast for interest rates.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

•	Interest Rate Risk

•	Credit Risk

•	High Yield Risk

•	Market Risk

•	Issuer Risk

•	Liquidity Risk

•	Derivatives Risk

•	Mortgage-Related and Other Asset-Backed Risk

•	Foreign (Non-U.S.) Investment Risk

•	Currency Risk

•	Leveraging Risk

•	Management Risk

•	Short Sale Risk

PIMCO Low Duration Fund II	Ticker Symbols: PLDTX (Inst. Class) PDFAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Short maturity Fixed Income Instruments	Credit Quality A to Aaa

	Average Portfolio Duration 1-3 years	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The average portfolio duration of this Fund normally varies from one to three years based on PIMCO’s forecast for interest rates. The Fund may invest only in investment grade U.S. dollar denominated securities of U.S. issuers that are rated A or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

•	Interest Rate Risk

•	Credit Risk

•	Market Risk

•	Issuer Risk

•	Liquidity Risk

•	Derivatives Risk

•	Mortgage-Related and Other Asset-Backed Risk

•	Leveraging Risk

•	Management Risk

•	Short Sale Risk

PIMCO Low Duration Fund III	Ticker Symbols: PLDIX (Inst. Class) PDRAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Short maturity Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total assets below Baa

	Average Portfolio Duration 1-3 years	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The average portfolio duration of this Fund normally varies from one to three years based on PIMCO’s forecast for interest rates. The Fund will not invest in the securities of any issuer determined by PIMCO to be engaged principally in the provision of healthcare services, the manufacture of alcoholic beverages, tobacco products, pharmaceuticals or military equipment, the operation of gambling casinos or in the production or trade of pornographic materials. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities. In addition, the Fund will not invest directly in securities of issuers that are engaged in certain business activities in or with the Republic of the Sudan (a “Sudan-Related Issuer”). In analyzing whether an issuer is a Sudan-Related Issuer, PIMCO may rely upon, among other things, information from a list provided by an independent third party.

The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

•	Interest Rate Risk

•	Credit Risk

•	High Yield Risk

•	Market Risk

•	Issuer Risk

•	Liquidity Risk

•	Derivatives Risk

•	Mortgage-Related and Other Asset-Backed Risk

•	Foreign (Non-U.S.) Investment Risk

•	Currency Risk

•	Leveraging Risk

•	Management Risk

•	Short Sale Risk

PIMCO Moderate Duration Fund	Ticker Symbols: PMDRX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Short and intermediate maturity Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total assets below Baa

	Average Portfolio Duration See description below	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Lehman Brothers Intermediate Government/Credit Bond Index, which as of June 30, 2007 was 3.67 years.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

•	Interest Rate Risk

•	Credit Risk

•	High Yield Risk

•	Market Risk

•	Issuer Risk

•	Liquidity Risk

•	Derivatives Risk

•	Mortgage-Related and Other Asset-Backed Risk

•	Foreign (Non-U.S.) Investment Risk

•	Emerging Markets Risk

•	Currency Risk

•	Leveraging Risk

•	Management Risk

•	Short Sale Risk

PIMCO Money Market Fund	Ticker Symbols: PMIXX (Inst. Class) PMAXX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum current income, consistent with preservation of capital and daily liquidity	Fund Focus Money market instruments	Credit Quality Minimum 95% of total assets rated Prime 1; ≤ 5% of total assets Prime 2

	Average Portfolio Maturity ≤ 90 days dollar-weighted average maturity	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing at least 95% of its total assets in a diversified portfolio of money market securities that are in the highest rating category for short-term obligations. The Fund also may invest up to 5% of its total assets in money market securities that are in the second-highest rating category for short-term obligations. The Fund may only invest in U.S. dollar-denominated securities that mature in 397 days or fewer from the date of purchase. The dollar-weighted average portfolio maturity of the Fund may not exceed 90 days. The Fund attempts to maintain a stable net asset value of $1.00 per share, although there is no assurance that it will be successful in doing so.

The Fund may invest in the following: obligations of the U.S. Government (including its agencies and instrumentalities); short-term corporate debt securities of domestic and foreign corporations; obligations of domestic and foreign commercial banks, savings banks, and savings and loan associations; and commercial paper. The Fund may invest more than 25% of its total assets in obligations issued by U.S. banks.

The Fund’s investments will comply with applicable rules governing the quality, maturity and diversification of securities held by money market funds.

Principal Risks

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

•	Interest Rate Risk

•	Credit Risk

•	Market Risk

•	Issuer Risk

•	Foreign (Non-U.S.) Investment Risk

•	Management Risk

PIMCO Mortgage-Backed Securities Fund	Ticker Symbols: PTRIX (Inst. Class) PMTAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Short and intermediate maturity mortgage-related Fixed Income Instruments	Credit Quality Baa to Aaa; maximum 10% of total assets below Aaa

	Average Portfolio Duration 1-7 years	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of mortgage-related Fixed Income Instruments of varying maturities (such as mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities and mortgage dollar rolls), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The average portfolio duration of this Fund normally varies from one to seven years based on PIMCO’s forecast for interest rates. The Fund invests primarily in securities that are in the highest rating category, but may invest up to 10% of its total assets in investment grade securities rated below Aaa by Moody’s, or equivalently rated by S&P or Fitch, subject to a minimum rating of Baa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may not invest in securities denominated in foreign currencies, but may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in U.S. dollar-denominated securities and instruments that are economically tied to emerging market countries.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

•	Interest Rate Risk

•	Credit Risk

•	Market Risk

•	Issuer Risk

•	Liquidity Risk

•	Derivatives Risk

•	Mortgage-Related and Other Asset-Backed Risk

•	Foreign (Non-U.S.) Investment Risk

•	Emerging Markets Risk

•	Leveraging Risk

•	Management Risk

•	Short Sale Risk

PIMCO Municipal Bond Fund	Ticker Symbols: PFMIX (Inst. Class) PMNAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks high current income exempt from federal income tax, consistent with preservation of capital. Capital appreciation is a secondary objective	Fund Focus Intermediate to long-term maturity municipal securities (exempt from federal income tax)	Credit Quality Ba to Aaa; maximum 10% of total assets below Baa

	Average Portfolio Duration 3-10 years	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Municipal Bonds. Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities.

The Fund may invest up to 20% of its net assets in U.S. Government Securities, money market instruments and/or “private activity” bonds. For shareholders subject to the federal alternative minimum tax (“AMT”), distributions derived from “private activity” bonds must be included in their AMT calculations, and as such a portion of the Fund’s distribution may be subject to federal income tax. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in Municipal Bonds or “private activity” bonds which are high yield securities (“junk bonds”) rated at least Ba by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest more than 25% of its total assets in bonds of issuers in California and New York. To the extent that the Fund concentrates its investments in California or New York, it will be subject to California or New York State Specific Risk. The Fund may also invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds. The average portfolio duration of this Fund normally varies from three to ten years, based on PIMCO’s forecast for interest rates. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.

The Fund may invest in derivatives, such as options, futures contracts or swap agreements, and invest in mortgage- or asset-backed securities. The Fund may also invest in securities issued by entities whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

•	Interest Rate Risk

•	Credit Risk

•	High Yield Risk

•	Market Risk

•	Issuer Risk

•	Liquidity Risk

•	Derivatives Risk

•	Mortgage-Related and Other Asset-Backed Risk

•	Leveraging Risk

•	Management Risk

•	California State-Specific Risk

•	New York State-Specific Risk

•	Municipal Project-Specific Risk

•	Short Sale Risk

PIMCO Real Return Fund	Ticker Symbols: PRRIX (Inst. Class) PARRX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum real return, consistent with preservation of real capital and prudent investment management	Fund Focus Inflation-indexed fixed income securities	Credit Quality B to Aaa; maximum 10% of total assets below Baa

	Average Portfolio Duration See description below	Dividend Frequency Declared daily and distributed monthly

The Fund seeks its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. government and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. Effective duration takes into account that for certain bonds expected cash flows will fluctuate as interest rates change and is defined in nominal yield terms, which is market convention for most bond investors and managers. Durations for real return bonds, which are based on real yields, are converted to nominal durations through a conversion factor, typically between 20% and 90% of the respective real duration. All security holdings will be measured in effective (nominal) duration terms. Similarly, the effective duration of the Lehman Brothers U.S. TIPS Index will be calculated using the same conversion factors. The effective duration of this Fund normally varies within three years (plus or minus) of the duration of the Lehman Brothers U.S. TIPS Index, which as of June 30, 2007 was 6.37 years.

The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

•	Interest Rate Risk

•	Credit Risk

•	Market Risk

•	Issuer Risk

•	Liquidity Risk

•	Derivatives Risk

•	Mortgage-Related and Other Asset-Backed Risk

•	Foreign (Non-U.S.) Investment Risk

•	Emerging Markets Risk

•	Currency Risk

•	Issuer Non-Diversification Risk

•	Leveraging Risk

•	Management Risk

•	Short Sale Risk

PIMCO Real Return Asset Fund	Ticker Symbols: PRAIX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum real return, consistent with prudent investment management	Fund Focus Inflation-indexed fixed income securities	Credit Quality B to Aaa; maximum 20% of total assets below Baa

	Average Portfolio Duration See description below	Dividend Frequency Declared daily and distributed monthly

The Fund seeks its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. Effective duration takes into account that for certain bonds expected cash flows will fluctuate as interest rates change and is defined in nominal yield terms, which is market convention for most bond investors and managers. Durations for real return bonds, which are based on real yields, are converted to nominal durations through a conversion factor, typically between 20% and 90% of the respective real duration. All security holdings will be measured in effective (nominal) duration terms. Similarly, the effective duration of the Lehman Brothers U.S. Treasury Inflation Notes 10+ Years Index will be calculated using the same conversion factors. The effective duration of this Fund normally varies within four years (plus or minus) of the effective duration of the Lehman Brothers U.S. Treasury Inflation Notes 10+ Years Index, which as of June 30, 2007 was 11.81 years.

The Fund invests primarily in investment grade securities, but may invest up to 20% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may gain exposure to the commodity markets by investing in commodity-linked derivatives. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

•	Interest Rate Risk

•	Credit Risk

•	High Yield Risk

•	Market Risk

•	Issuer Risk

•	Liquidity Risk

•	Derivatives Risk

•	Commodity Risk

•	Mortgage-Related and Other Asset-Backed Risk

•	Foreign (Non-U.S.) Investment Risk

•	Emerging Markets Risk

•	Currency Risk

•	Issuer Non-Diversification Risk

•	Leveraging Risk

•	Management Risk

•	Short Sale Risk

PIMCO RealEstateRealReturn Strategy Fund	Ticker Symbols: PRRSX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum real return consistent with prudent investment management	Fund Focus Real estate-linked derivatives backed by a portfolio of inflation indexed and other Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total assets below Baa

	Average Collateral Fixed Income Duration ≤ 10 years	Dividend Frequency Declared and distributed quarterly

The Fund seeks to achieve its investment objective by investing under normal circumstances in real estate-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. The Fund may invest in real estate-linked derivative instruments, including swap agreements, options, futures, options on futures and structured notes. The value of real estate-linked derivative instruments may be affected by risks similar to those associated with direct ownership of real estate. Real estate values can fluctuate due to losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, property tax rates, regulatory limitations on rents, zoning laws and operating expenses. The Fund may also invest directly in real estate investment trusts (“REIT”) and in common and preferred stocks as well as convertible securities of issuers in real estate-related industries. The Fund may also invest in exchange traded funds.

The Fund typically will seek to gain exposure to the real estate market by investing in REIT total return swap agreements. In a typical REIT swap agreement, the Fund will receive the price appreciation (or depreciation) of a REIT index or portion of an index, from the counterparty to the swap agreement in exchange for paying the counterparty an agreed-upon fee. Investments in REIT swap agreements may be susceptible to additional risks, similar to those associated with direct investment in REITs, including changes in the value of underlying properties, defaults by borrowers or tenants, revisions to the Internal Revenue Code of 1986, as amended (the “Code”), changes in interest rates and poor performance by those managing the REITs. Assets not invested in real estate-linked derivative instruments may be invested in inflation-indexed securities and other Fixed Income Instruments, including derivative Fixed Income Instruments. In addition, Index derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

The average portfolio duration of the fixed income portion of this Fund will vary based on PIMCO’s forecast for interest rates and under normal market conditions is not expected to exceed ten years. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buybacks or dollar rolls).

Principal Risks

Under certain conditions, generally in a market where the value of both real estate derivatives and fixed income securities are declining, the Fund may experience substantial losses. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

•	Interest Rate Risk

•	Credit Risk

•	High Yield Risk

•	Market Risk

•	Issuer Risk

•	Liquidity Risk

•	Derivatives Risk

•	Mortgage-Related and Other Asset-Backed Risk

•	Foreign (Non-U.S.) Investment Risk

•	Real Estate Risk

•	Emerging Markets Risk

•	Currency Risk

•	Issuer Non-Diversification Risk

•	Leveraging Risk

•	Management Risk

•	Short Sale Risk

PIMCO Short Duration Municipal Income Fund	Ticker Symbols: PSDIX (Inst. Class) PSDMX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks high current income exempt from federal income tax, consistent with preservation of capital	Fund Focus Short to intermediate maturity municipal securities (exempt from federal income tax)	Credit Quality Baa to Aaa

	Average Portfolio Duration ≤ 3 years	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Municipal Bonds. Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities.

The Fund does not intend to invest in securities whose interest is subject to the federal alternative minimum tax. The Fund may only invest in investment grade debt securities. The Fund may invest more than 25% of its total assets in bonds of issuers in California and New York. To the extent that the Fund concentrates its investments in California or New York, it will be subject to California or New York State Specific Risk. The Fund may also invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds. The average portfolio duration of this Fund varies based on PIMCO’s forecast for interest rates and under normal market conditions is not expected to exceed three years. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may also invest in securities issued by entities whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

•	Interest Rate Risk

•	Credit Risk

•	Market Risk

•	Issuer Risk

•	Liquidity Risk

•	Derivatives Risk

•	Mortgage-Related and Other Asset-Backed Risk

•	Leveraging Risk

•	Management Risk

•	California State-Specific Risk

•	New York State-Specific Risk

•	Municipal Project-Specific Risk

•	Short Sale Risk

PIMCO Short-Term Fund	Ticker Symbols: PTSHX (Inst. Class) PSFAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum current income, consistent with preservation of capital and daily liquidity	Fund Focus Money market instruments and short maturity Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total asset below Baa

	Average Portfolio Duration ≤ 1 year	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The average portfolio duration of this Fund will vary based on PIMCO’s forecast for interest rates and will normally not exceed one year. For point of reference, the dollar-weighted average portfolio maturity of the Fund is normally not expected to exceed three years.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 10% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

•	Interest Rate Risk

•	Credit Risk

•	High Yield Risk

•	Market Risk

•	Issuer Risk

•	Liquidity Risk

•	Derivatives Risk

•	Mortgage-Related and Other Asset-Backed Risk

•	Foreign (Non-U.S.) Investment Risk

•	Currency Risk

•	Leveraging Risk

•	Management Risk

•	Short Sale Risk

PIMCO Small Cap StocksPLUS® TR Fund	Ticker Symbols: PSCSX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks total return which exceeds that of the Russell 2000® Index	Fund Focus Russell 2000® Index derivatives backed by a diversified portfolio of Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total assets below Baa

	Average Collateral Fixed Income Duration See description below	Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of the Russell 2000 Index by investing under normal circumstances substantially all of its assets in Russell 2000 Index derivatives, backed by a diversified portfolio of Fixed Income Instruments actively managed by PIMCO. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund uses Russell 2000 Index derivatives in addition to or in place of Russell 2000 Index stocks to attempt to equal or exceed the performance of the Russell 2000 Index. The value of Russell 2000 Index derivatives closely track changes in the value of the index. However, Russell 2000 Index derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from a one year minimum duration to a maximum of two years above the duration of the Lehman Brothers Aggregate Bond Index. As of June 30, 2007, the duration of the Lehman Brothers Aggregate Bond Index was 4.70 years. The Lehman Brothers Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Russell 2000 Index is composed of 2,000 of the smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Fund seeks to remain invested in Russell 2000 Index derivatives or Russell 2000 Index stocks even when the Russell 2000 Index is declining.

Though the Fund does not normally invest directly in Russell 2000 Index securities, when Russell 2000 Index derivatives appear to be overvalued relative to the Russell 2000 Index, the Fund may invest all of its assets in a “basket” of Russell 2000 Index stocks. The Fund also may invest in exchange traded funds based on the Russell 2000 Index.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

Principal Risks

Under certain conditions, generally in a market where the value of both Index derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of stocks comprising the Index. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

•	Interest Rate Risk

•	Credit Risk

•	High Yield Risk

•	Market Risk

•	Issuer Risk

•	Liquidity Risk

•	Derivatives Risk

•	Equity Risk

•	Mortgage-Related and Other Asset-Backed Risk

•	Foreign (Non-U.S.) Investment Risk

•	Emerging Markets Risk

•	Currency Risk

•	Leveraging Risk

•	Smaller Company Risk

•	Management Risk

•	Short Sale Risk

PIMCO StocksPLUS® Fund	Ticker Symbols: PSTKX (Inst. Class) PPLAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks total return which exceeds that of the S&P 500	Fund Focus S&P 500 stock index derivatives backed by a portfolio of short-term fixed income securities	Credit Quality B to Aaa; maximum 10% of total assets below Baa

	Average Portfolio Duration ≤ 1 year	Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of the S&P 500 by investing under normal circumstances substantially all of its assets in S&P 500 derivatives, backed by a portfolio of Fixed Income Instruments. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund uses S&P 500 derivatives in addition to or in place of S&P 500 stocks to attempt to equal or exceed the performance of the S&P 500. The value of S&P 500 derivatives closely track changes in the value of the index. However, S&P 500 derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which is normally not expected to exceed one year.

The S&P 500 is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund seeks to remain invested in S&P 500 derivatives or S&P 500 stocks even when the S&P 500 is declining.

Though the Fund does not normally invest directly in S&P 500 securities, when S&P 500 derivatives appear to be overvalued relative to the S&P 500, the Fund may invest all of its assets in a “basket” of S&P 500 stocks. The Fund also may invest in exchange traded funds based on the S&P 500, such as Standard & Poor’s Depositary Receipts.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

Principal Risks

Under certain conditions, generally in a market where the value of both S&P 500 derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of S&P 500 stocks. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

•	Interest Rate Risk

•	Credit Risk

•	High Yield Risk

•	Market Risk

•	Issuer Risk

•	Liquidity Risk

•	Derivatives Risk

•	Equity Risk

•	Mortgage-Related and Other Asset-Backed Risk

•	Foreign (Non-U.S.) Investment Risk

•	Emerging Markets Risk

•	Currency Risk

•	Leveraging Risk

•	Management Risk

•	Short Sale Risk

PIMCO StocksPLUS® Long Duration Fund	Ticker Symbols: PSLDX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks total return which exceeds its benchmark consistent with prudent investment management	Fund Focus S&P 500 stock index derivatives backed by a portfolio of long-term fixed income securities	Credit Quality B to Aaa; maximum 10% of total assets below Baa

	Average Portfolio Duration See description below	Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of its benchmark indexes, the S&P 500 Index and a secondary blended index (as described below, and together with the S&P 500 Index, the “Indexes”), by investing under normal circumstances substantially all of its assets in S&P 500 derivatives, backed by a diversified portfolio of long-term Fixed Income Instruments. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund uses S&P 500 derivatives in addition to or in place of S&P 500 stocks to attempt to equal or exceed the performance of the Indexes. The value of S&P 500 derivatives closely track changes in the value of the S&P 500 Index. However, S&P 500 derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies within two years (plus or minus) of the duration of the Lehman Brothers Long-Term Government/Credit Index, which as of July 31, 2007 was 10.88 years.

The Fund seeks to remain invested in S&P 500 derivatives and/or S&P 500 stocks even when the S&P 500 is declining. The S&P 500 is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks.

Though the Fund does not normally invest directly in S&P 500 securities, when S&P 500 derivatives appear to be overvalued relative to the S&P 500, the Fund may invest all of its assets in S&P 500 stocks. The Fund also may invest in exchange traded funds based on the S&P 500, such as Standard & Poor’s Depositary Receipts.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

Principal Risks

Under certain conditions, generally in a market where the value of both S&P 500 derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of S&P 500 stocks. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

•	Interest Rate Risk

•	Credit Risk

•	High Yield Risk

•	Market Risk

•	Issuer Risk

•	Liquidity Risk

•	Derivatives Risk

•	Equity Risk

•	Mortgage-Related and Other Asset-Backed Risk

•	Foreign (Non-U.S.) Investment Risk

•	Emerging Markets Risk

•	Currency Risk

•	Leveraging Risk

•	Management Risk

•	Short Sale Risk

PIMCO StocksPLUS® Municipal-Backed Fund	Ticker Symbols: N/A (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks total return which exceeds that of the S&P 500 on a tax-advantaged total return basis consistent with prudent investment management	Fund Focus S&P 500 stock index derivatives backed by a portfolio of investment grade debt securities exempt from federal income tax	Credit Quality Baa to Aaa; maximum 10% of total assets Baa

	Average Collateral Fixed Income Duration 1-10 years	Dividend Frequency Declared and distributed quarterly

The Fund seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in S&P 500 Index derivatives, backed by a portfolio of investment grade debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). The Fund will invest under normal circumstances at least 80% of its assets in Municipal Bonds. Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities.

The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund’s benchmark index is the S&P 500 Index (the “Index”). The Fund uses Index derivatives in addition to or in place of stocks on the Index to attempt to equal or exceed the performance of the Index. The value of Index derivatives closely track changes in the value of the Index. However, Index derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Municipal Bonds. The Index is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund seeks to remain invested in Index derivatives or stocks that comprise the Index even when the Index is declining.

Though the Fund does not normally invest directly in securities that comprise the Index, when Index derivatives appear to be overvalued relative to the Index, the Fund may invest all of its assets in a “basket” of stocks comprised in the Index. The Fund also may invest in exchange traded funds based on the Index, such as Standard & Poor’s Depositary Receipts. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

Assets not invested in equity securities or derivatives may be invested in Municipal Bonds. The Fund may invest only in investment grade securities that are rated at least Baa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund will limit its investments in securities rated Baa (or equivalent as described above) to a maximum of 10% of total assets.

To the extent not invested in equity securities, Index derivatives, or Municipal Bonds, the Fund may invest in U.S. Government Securities, money market instruments and/or “private activity” bonds. For shareholders subject to the federal alternative minimum tax (“AMT”), distributions derived from “private activity” bonds must be included in their AMT calculations, and as such a portion of the Fund’s distribution may be subject to federal income tax. The Fund may invest more than 25% of its total assets in bonds of issuers in California and New York. To the extent that the Fund concentrates its investments in California or New York, it will be subject to California or New York State-Specific Risk. The Fund may also invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds. The average portfolio duration of this Fund normally varies from one to ten years based on PIMCO’s forecast for interest rates. The Fund will seek income that is high relative to prevailing rates from Municipal Bonds and in comparison to equity index dividend levels. The Fund may also invest in securities issued by entities, such as trusts, whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds.

Principal Risks

Under certain conditions, generally in a market where the value of both Index derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of stocks on the Index. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

•	Interest Rate Risk

•	Credit Risk

•	Market Risk

•	Issuer Risk

•	Liquidity Risk

•	Derivatives Risk

•	Equity Risk

•	Mortgage-Related and Other Asset-Backed Risk

•	Issuer Non-Diversification Risk

•	Leveraging Risk

•	Management Risk

•	California State-Specific Risk

•	New York State-Specific Risk

•	Municipal Project-Specific Risk

•	Short Sale Risk

PIMCO StocksPLUS® Total Return Fund	Ticker Symbols: PSPTX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks total return which exceeds that of the S&P 500	Fund Focus S&P 500 stock index derivatives backed by a portfolio of Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total assets below Baa

	Average Portfolio Duration See description below	Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of the S&P 500 by investing under normal circumstances substantially all of its assets in S&P 500 derivatives, backed by a portfolio of Fixed Income Instruments. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund uses S&P 500 derivatives in addition to or in place of S&P 500 stocks to attempt to equal or exceed the performance of the S&P 500. The value of S&P 500 derivatives closely track changes in the value of the index. However, S&P 500 derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from a one year minimum duration to a maximum of two years above the duration of the Lehman Brothers Aggregate Bond Index. As of June 30, 2007, the duration of the Lehman Brothers Aggregate Bond Index was 4.70 years. The Lehman Brothers Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The S&P 500 is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund seeks to remain invested in S&P 500 derivatives or S&P 500 stocks even when the S&P 500 is declining.

Though the Fund does not normally invest directly in S&P 500 securities, when S&P 500 derivatives appear to be overvalued relative to the S&P 500, the Fund may invest all of its assets in a “basket” of S&P 500 stocks. The Fund also may invest in exchange traded funds based on the S&P 500, such as Standard & Poor’s Depositary Receipts.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

•	Interest Rate Risk

•	Credit Risk

•	High Yield Risk

•	Market Risk

•	Issuer Risk

•	Liquidity Risk

•	Derivatives Risk

•	Equity Risk

•	Mortgage-Related and Other Asset-Backed Risk

•	Foreign (Non-U.S.) Investment Risk

•	Emerging Markets Risk

•	Currency Risk

•	Leveraging Risk

•	Management Risk

•	Short Sale Risk

PIMCO StocksPLUS® TR Short Strategy Fund	Ticker Symbols: PSTIX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks total return through the implementation of short investment positions on the S&P 500	Fund Focus Short S&P 500 stock index derivatives backed by a portfolio of Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total assets below Baa

	Average Portfolio Duration See description below	Dividend Frequency Declared and distributed quarterly

The Fund seeks to achieve its investment objective by investing primarily in short positions with respect to the S&P 500 Index (the “Index”) or specific Index securities, backed by a portfolio of Fixed Income Instruments, such that the Fund’s net asset value is generally expected to vary inversely to the value of the Index, subject to certain limitations. The Fund will generally realize gains only when the price of the Index is declining. When the Index is rising, the Fund will generally incur a loss. The Fund is designed for investors seeking to take advantage of declines in the value of the Index, or investors wishing to hedge existing long equity positions.

The Fund will maintain short positions through the use of a combination of derivatives, including options, futures, options on futures, and swaps. The Fund may invest all of its assets in such instruments. While the Fund will, under normal circumstances, invest primarily in Index short positions backed by a portfolio of Fixed Income Instruments, PIMCO may reduce the Fund’s exposure to Index short positions when PIMCO deems it appropriate to do so. Additionally, the Fund plans to purchase call options on Index futures contracts or on other similar Index derivatives, from time to time in an effort to limit the total potential decline in the Fund’s net asset value during a market in which prices of securities are rising or expected to rise. Because the Fund invests primarily in short positions, gains and losses in the Fund will primarily be short-term. However, a portion of the gains or losses from certain types of derivatives including futures contracts on broad based stock indexes in which the Fund may choose to invest will be treated as long-term gains or losses.

The Fund may use strategies that attempt to profit from pricing inefficiencies in the various markets in which the Fund may invest. The Fund may do so in order to generate investment returns or to offset or defray the cost of purchasing call options on Index futures contracts or other similar Index derivatives. For example, the Fund may simultaneously purchase and sell identical or equivalent futures contracts or other instruments across two or more markets, in order to benefit from a discrepancy in their prices. Such strategies may involve high portfolio turnover and correspondingly greater transaction costs to the Fund, and may result in the realization of taxable capital gains, including short-term capital gains, which are generally taxed at ordinary income tax rates. Please see “Characteristics and Risks of Securities and Investment Techniques—Portfolio Turnover” for a discussion of the affect of portfolio turnover on Fund performance.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. PIMCO actively manages the fixed income assets held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from a one year minimum duration to a maximum of two years above the duration of the Lehman Brothers Aggregate Bond Index. As of June 30, 2007, the duration of the Lehman Brothers Aggregate Bond Index was 4.70 years. The Lehman Brothers Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

The combination of income and capital gains or losses derived from the Fixed Income Instruments serving as cover for the Fund’s short positions, coupled with the ability of the Fund to reduce or limit short exposure, as described above, may result in an imperfect inverse correlation between the performance of the Index and the performance of the Fund.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

•	Interest Rate Risk

•	Credit Risk

•	High Yield Risk

•	Market Risk

•	Issuer Risk

•	Liquidity Risk

•	Derivatives Risk

•	Equity Risk

•	Mortgage-Related and Other Asset-Backed Risk

•	Foreign (Non-U.S.) Investment Risk

•	Emerging Market Risk

•	Currency Risk

•	Issuer Non-Diversification Risk

•	Leveraging Risk

•	Management Risk

•	Short Sale Risk

PIMCO Total Return Fund	Ticker Symbols: PTTRX (Inst. Class) PTRAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Intermediate maturity Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total assets below Baa

	Average Portfolio Duration +/- 2 years of its benchmark; see description below	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Lehman Brothers Aggregate Bond Index, which as of June 30, 2007 was 4.70 years.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities of issuers that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may not invest in equity securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

•	Interest Rate Risk

•	Credit Risk

•	High Yield Risk

•	Market Risk

•	Issuer Risk

•	Liquidity Risk

•	Derivatives Risk

•	Mortgage-Related and Other Asset-Backed Risk

•	Foreign (Non-U.S.) Investment Risk

•	Emerging Markets Risk

•	Currency Risk

•	Leveraging Risk

•	Management Risk

•	Short Sale Risk

PIMCO Total Return Fund II	Ticker Symbols: PMBIX (Inst. Class) PRADX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Intermediate maturity Fixed Income Instruments	Credit Quality Baa to Aaa

	Average Portfolio Duration See description below	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Lehman Brothers Aggregate Bond Index, which as of June 30, 2007 was 4.70 years. The Fund may invest only in investment grade U.S. dollar denominated securities of U.S. issuers that are rated at least Baa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

•	Interest Rate Risk

•	Credit Risk

•	Market Risk

•	Issuer Risk

•	Liquidity Risk

•	Derivatives Risk

•	Mortgage-Related and Other Asset-Backed Risk

•	Leveraging Risk

•	Management Risk

•	Short Sale Risk

PIMCO Total Return Fund III	Ticker Symbols: PTSAX (Inst. Class) PRFAX (Admin. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Intermediate maturity Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total assets below Baa

	Average Portfolio Duration See description below	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Lehman Brothers Aggregate Bond Index, which as of June 30, 2007 was 4.70 years. The Fund will not invest in the securities of any issuer determined by PIMCO to be engaged principally in the provision of healthcare services, the manufacture of alcoholic beverages, tobacco products, pharmaceuticals or military equipment, the operation of gambling casinos or in the production or trade of pornographic materials. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities. In addition, the Fund will not invest directly in securities of issuers that are engaged in certain business activities in or with the Republic of the Sudan (a “Sudan-Related Issuer”). In analyzing whether an issuer is a Sudan-Related Issuer, PIMCO may rely upon, among other things, information from a list provided by an independent third party.

The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities of issuers that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

•	Interest Rate Risk

•	Credit Risk

•	High Yield Risk

•	Market Risk

•	Issuer Risk

•	Liquidity Risk

•	Derivatives Risk

•	Mortgage-Related and Other Asset-Backed Risk

•	Foreign (Non-U.S.) Investment Risk

•	Emerging Markets Risk

•	Currency Risk

•	Leveraging Risk

•	Management Risk

•	Short Sale Risk

Allianz Funds, Allianz Multi-Strategy Funds and PIMCO Funds Shareholders’ Guide for Class A, B, C and R Shares

July 1, 2008

This Guide relates to the mutual funds (each, a “Fund”) that are series of Allianz Funds (the “Allianz Trust”), the Allianz Funds Multi-Strategy Trust (the “Multi-Strategy Trust”) and PIMCO Funds (the “PIMCO Trust” and, together with the Allianz Trust and the Multi-Strategy Trust, the “Trusts”). Class A, B, C and R shares of the Allianz Trust, the Multi-Strategy Trust and the PIMCO Trust are offered through separate prospectuses (each as from time to time revised or supplemented, a “Retail Prospectus”). The information in this Guide is subject to change without notice at the option of the Trusts, the Advisers or the Distributor.

This Guide contains detailed information about Fund purchase, redemption and exchange options and procedures and other information about the Funds. This Guide is not a prospectus, and should be used in conjunction with the applicable Retail Prospectus. This Guide, and the information disclosed herein, is incorporated by reference in, and considered part of, the Statement of Additional Information corresponding to each Retail Prospectus.

Allianz Global Investors Distributors LLC distributes the Funds’ shares. You can call Allianz Global Investors Distributors LLC at 1-800-426-0107 to find out more about the Funds and other funds in the Allianz Trust, Multi-Strategy Trust and PIMCO Trust family. You can also visit our Web sites at www.allianzinvestors.com and www.pimcofunds.com.

How to Buy Shares

Class A, Class B, Class C and Class R shares of each Fund are continuously offered through the Trusts’ principal underwriter, Allianz Global Investors Distributors LLC (the “Distributor”) and through other firms which have dealer agreements with the Distributor (“participating brokers”) or which have agreed to act as introducing brokers for the Distributor (“introducing brokers”). The Distributor is an affiliate of Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management”), the investment adviser and administrator to the Funds that are series of the Allianz Trust, the investment manager to the Funds that are series of the Multi-Strategy Trust and a subsidiary of Allianz Global Investors of America L.P. (“Allianz”). The Distributor is also an affiliate of Pacific Investment Management Company LLC (“Pacific Investment Management Company”), the investment adviser and administrator to the Funds that are series of the PIMCO Trust, and also a subsidiary of Allianz. Allianz Global Fund Management and Pacific Investment Management Company are each referred to herein as an “Adviser.”

Purchases Through Your Financial Advisor:

You may purchase Class A, Class B or Class C shares through a financial advisor.

Purchases By Mail:

Investors who wish to invest in Class A, Class B or Class C shares by mail may send a completed application form along with a check payable to Allianz Global Investors Distributors LLC, to the Distributor at:

Allianz Global Investors Distributors LLC

P.O. Box 9688

Providence, RI 02940-0926

(The Distributor does not provide investment advice and will not accept any responsibility for your selection of investments as it does not have access to the information necessary to assess your financial situation). All shareholders who establish accounts by mail will receive individual confirmations of each purchase, redemption, dividend reinvestment, exchange or transfer of Fund shares, including the total number of Fund shares owned as of the confirmation date, except that purchases which result from the reinvestment of daily-accrued dividends and/or distributions will be confirmed once each calendar quarter. See “Distributions” in the applicable Retail Prospectus. Information regarding direct investment or any other features or plans offered by the Trusts may be obtained by calling the Distributor at 1-800-426-0107 or by calling your broker.

Purchases are accepted subject to collection of checks at full value and conversion into federal funds. Payment by a check drawn on any member of the Federal Reserve System can normally be converted into federal funds within two business days after receipt of the check.

Checks drawn on a non-member bank may take up to 15 days to convert into federal funds. In all cases, the purchase price is based on the net asset value next determined after the purchase order and check are accepted, even though the check may not yet have been converted into federal funds.

The Distributor reserves the right to require payment by wire or official U.S. bank check. The Distributor generally does not accept payments made by cash, money order, temporary/starter checks, credit cards, traveler’s checks, credit card checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

Purchases By Telephone

You may elect to purchase shares after enrolling in Fund Link (see “Allianz Funds and PIMCO Funds Fund Link” below). You can purchase fund shares over the phone. To initiate such purchases, call 1-800-426-0107.

Purchasing Class R Shares

Class R shares are generally available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, health care benefit funding plans, and other specified benefit plans and accounts whereby the plan or the plan’s financial service firm has an agreement with the Distributor or an Adviser to utilize Class R shares in certain investment products or programs (each such plan or account, a “Class R Eligible Plan”). Class R shares are not available to traditional and Roth IRAs, SEPs, SAR-SEPs, SIMPLE IRAs, 403(b)(7) custodial accounts, Coverdell Education Savings Accounts or retail or institutional benefit plans other than those specified above. Additionally, Class R shares are generally available only to Class R Eligible Plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the plan level or at the level of the financial services firm level). Although Class R shares may be purchased by a plan administrator directly from the Distributor, specified benefit plans that purchase Class R shares directly from the Distributor must hold their shares in an omnibus account at the benefit plan level. Plan participants may not directly purchase Class R shares from the Distributor.

Subsequent Purchases of Shares

Subsequent purchases of Class A, Class B or Class C shares can be made as indicated above by mailing a check with a letter describing the investment or with the additional investment portion of a confirmation statement. Except for subsequent purchases through the Allianz Funds and PIMCO Funds Auto-Invest plan, the Allianz Funds and PIMCO Funds Auto-Exchange plan, tax-qualified programs and the Allianz Funds and PIMCO Funds Fund Link referred to below, and except during periods when an Automatic Withdrawal Plan is in effect, the minimum subsequent purchase in any Fund is $100. All payments should be made payable to Allianz Global Investors Distributors LLC and should clearly indicate the shareholder’s account number. Checks should be mailed to the address above under “Purchase by Mail.”

Unavailable or Restricted Funds

Certain Funds and/or share classes are not currently offered to the public as of the date of this Guide. Please see the applicable Prospectuses for details. This Guide will be revised or supplemented when and if these restrictions change.

On Purchasing Shares

Shares may be purchased at a price equal to their net asset value per share next determined after receipt of an order, plus a sales charge which may be imposed either (i) at the time of the purchase in the case of Class A shares (the “initial sales charge alternative”), (ii) on a contingent deferred basis in the case of Class B shares (the “deferred sales charge alternative”) or (iii) by the deduction of an ongoing asset based sales charge in the case of Class C shares (the “asset based sales charge alternative”). Class R shares may be purchased at a price equal to their net asset value per share next determined after receipt of an order. In certain circumstances, Class A and Class C shares are also subject to a Contingent Deferred Sales Charge (“CDSC”). See “Alternative Purchase Arrangements.” Purchase payments for Class B and Class C shares are fully invested at the net asset value next determined after acceptance of the trade. Purchase payments for Class A shares, less the applicable sales charge, are invested at the net asset value next determined after acceptance of the trade.

All purchase orders received by the Distributor prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on a regular business day are processed at that day’s offering price. However, orders received by the Distributor from dealers or brokers after the offering price is determined that day will receive such offering price if the orders were received by the dealer or broker from its customer prior to such determination and were transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 p.m., Eastern time) or, in the case of certain retirement plans that have an agreement with Pacific Investment Management Company, Allianz Global Fund Management or the Distributor, received by the Distributor or the relevant transfer agent prior to 9:30 a.m., Eastern time on the next business day. Purchase orders received on other than a regular business day will be executed on the next succeeding regular business day. The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended on any day on which the New York Stock Exchange is closed and, if permitted by the rules of the Securities and Exchange Commission, when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors.

Minimum Purchase Amounts

Except for purchases through the Allianz Funds and PIMCO Funds Auto-Invest plan, the Allianz Funds and PIMCO Funds Auto-Exchange plan, investments pursuant to the Uniform Gifts to Minors Act, tax-qualified plans and, to the extent agreed to by the Distributor, wrap programs referred to below under “Alternative Purchase Arrangements—Sales at Net Asset Value,” and purchases by certain registered representatives as described below under “Registered Representatives’ Investments,” the minimum initial investment in Class A, Class B or Class C shares of any Fund is $5,000, with a minimum additional investment of $100 per Fund, and there is no minimum initial or additional investment in Class R shares because Class R shares may only be purchased through omnibus accounts. For information about dealer commissions and other payments to dealers, see “Alternative Purchase Arrangements” below. Persons selling Fund shares may receive different compensation for selling Class A, Class B, Class C or Class R shares. Normally, Fund shares purchased through participating brokers are held in the investor’s account with that broker. No share certificates will be issued unless specifically requested in writing by an investor or broker-dealer.

Tax-Qualified Specified Benefit and Other Plans

The Distributor makes available specified benefit plan services and documents for Individual Retirement Accounts (IRAs), including Roth IRAs, for which Boston Safe Deposit & Trust Company serves as trustee and for IRA Accounts under the Internal Revenue Code of 1986, as amended (the “Code”). The Distributor makes available services and prototype documents for Simplified Employee Pension Plans (SEP). In addition, prototype documents are available for establishing 403(b)(7) custodial accounts with Boston Safe Deposit & Trust Company as custodian. This form of account is available to employees of certain non-profit organizations.

In this Guide, a “Plan Investor” means any of the following: 401(k) plan, profit-sharing plan, money purchase pension plan, defined benefit plan, 457 plan, employer-sponsored 403(b) plan, non-qualified deferred compensation plan, health care benefit funding plan and specified benefit plans and accounts whereby the plan or the plan’s financial service firm has an agreement with the Distributor or an Adviser to utilize Class R shares in certain investment products or programs, or other benefit plan specified as such by the Distributor. The term “Plan Investor” does not include an IRA, Roth IRA, SEP IRA, SIMPLE IRA, SAR-SEP IRA, 403(b)(7) custodial account, a Coverdell Education Savings Account or a College Access 529 Plan Account.

The minimum initial investment for all Plan Investors, IRAs, Roth IRAs, SEP IRAs, SIMPLE IRAs, SAR-SEP IRAs and 403(b)(7) custodial accounts are set forth in the table under “Specified Benefit Account Minimums” below.

Note for Plan Investors. For Plan Investors invested in a Fund through “omnibus” account arrangements, there is no minimum initial investment per plan participant. Instead, there is a minimum initial investment per plan, which is agreed upon by the Distributor and the financial intermediary maintaining the omnibus account. However, any Plan Investor that has existing positions in the Funds and that does not already maintain an omnibus account with a Fund and would like to invest in such Fund is subject to the minimum initial investment set forth in the table under “Specified Benefit Account Minimums” below.

Allianz Funds and PIMCO Funds Auto-Invest

The Allianz Funds and PIMCO Funds Auto-Invest plan provides for periodic investments into the shareholder’s account with the Trust by means of automatic transfers of a designated amount from the shareholder’s bank account. The minimum investment for eligibility in the Allianz Funds and PIMCO Funds Auto-Invest plan is $2,500 per Fund. Investments may be made monthly or quarterly, and may be in any amount subject to a minimum of $50 per month for each Fund in which shares are purchased through the plan. Further information regarding the Allianz Funds and PIMCO Funds Auto-Invest plan is available from the Distributor or participating brokers. You may enroll by completing the appropriate section on the account application, or you may obtain an Auto-Invest application by calling the Distributor or your broker. The use of the Allianz Funds and PIMCO Funds Auto-Invest plan may be limited for certain Funds and/or share classes at the discretion of the Distributor.

Registered Representatives’ Investments

Current registered representatives and other full-time employees of participating brokers or such persons’ spouses or trusts or custodial accounts for their minor children may purchase Class A shares at net asset value without a sales charge. The minimum initial investment in each case is $1,000 per Fund and the minimum subsequent investment is $50.

Uniform Gifts to Minors Act Investments

For investments pursuant to the Uniform Gifts to Minors Act, the minimum initial investment in Class A, Class B and Class C shares of any Fund is $2,500, with a minimum additional investment of $50 per Fund.

Allianz Funds and PIMCO Funds Auto-Exchange

The Allianz Funds and PIMCO Funds Auto-Exchange plan establishes regular, periodic exchanges from one Fund account to another Fund account. The plan provides for regular investments into a shareholder’s account in a specific Fund by means of automatic exchanges of a designated amount from another Fund account of the same class of shares and with identical account registration.

Exchanges may be made monthly or quarterly, and may be in any amount subject to a minimum of $2,500 to open a new Fund account and of $50 for any existing Fund account for which shares are purchased through the plan.

Further information regarding the Allianz Funds and PIMCO Funds Auto-Exchange plan is available from the Distributor at 1-800-426-0107 or participating brokers. You may enroll by completing an application which may be obtained from the Distributor or by telephone request at 1-800-426-0107. The use of Allianz Funds and PIMCO Funds Auto-Exchange plan may be limited for certain Funds and/or other share classes at the option of the Distributor, and as set forth in the Prospectus. For more information on exchanges, see “Exchange Privilege.”

Allianz Funds and PIMCO Funds Fund Link

Allianz Funds and PIMCO Funds Fund Link (“Fund Link”) connects your Fund account(s) with a bank account. Fund Link may be used for subsequent purchases and for redemptions and other transactions described under “How to Redeem.” Purchase transactions are effected by electronic funds transfers from the shareholder’s account at a U.S. bank or other financial institution that is an Automated Clearing House (“ACH”) member. Investors may use Fund Link to make subsequent purchases of shares in any amount greater than $50. To initiate such purchases, call 1-800-426-0107. All such calls will be recorded. Fund Link is normally established within 45 days of receipt of a Fund Link application by PFPC, Inc. (the “Transfer Agent”), the Funds’ transfer agent for Class A, B, C and R shares. The minimum investment by Fund Link is $50 per Fund. Shares will be purchased on the regular business day the Distributor receives the funds through the ACH system, provided the funds are received before the close of regular trading on the New York Stock Exchange. If the funds are received after the close of regular trading, the shares will be purchased on the next regular business day.

Fund Link privileges must be requested on the account application. To establish Fund Link on an existing account, complete a Fund Link application, which is available from the Distributor or your broker, with signatures guaranteed from all shareholders of record for the account. See “Signature Guarantee” below. Such privileges apply to each shareholder of record for the account unless and until the Distributor receives written instructions from a shareholder of record canceling such privileges. Changes of bank account information must be made by completing a new Fund Link application signed by all owners of record of the account, with all signatures guaranteed. The Distributor, the Transfer Agent and the Fund may rely on any telephone instructions believed to be genuine and will not be responsible to shareholders for any damage, loss or expenses arising out of such instructions. The Fund reserves the right to amend, suspend or discontinue Fund Link privileges at any time without prior notice. Fund Link does not apply to shares held in broker “street name” accounts or in other omnibus accounts.

Signature Guarantee

When a signature guarantee is called for, a “medallion” signature guarantee will be required. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are the Securities Transfer Agents Medallion Program

(STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized medallion program may still be ineligible to provide a signature guarantee for transactions of greater than a specified dollar amount.

The Distributor reserves the right to modify its signature guarantee standards at any time. The Funds may change the signature guarantee requirements from time to time upon notice to shareholders, which may, but is not required to, be given by means of a new or supplemented Retail Prospectus or a new or supplemented Guide. Shareholders should contact the Distributor for additional details regarding the Funds’ signature guarantee requirements.

Account Registration Changes

Changes in registration or account privileges may be made in writing to the Transfer Agent. Signature guarantees may be required. See “Signature Guarantee” above. All correspondence must include the account number and must be sent to:

PFPC Inc.

P.O. Box 9688

Providence, RI 02940-9688

Small Account Fee

Because of the disproportionately high costs of servicing accounts with low balances, a fee at an annual rate of $16 (paid to the applicable Fund’s administrator) will automatically be deducted from accounts with balances falling below a minimum level. The valuation of Fund accounts and the deduction are expected to take place during the last five business days of each calendar quarter. The fee will be deducted in quarterly installments from Fund accounts with balances below $2,500, except that for Uniform Gift to Minors, IRA, Roth IRA, non-omnibus Plan Investor accounts, 403(b)(7) custodial accounts, SIMPLE IRAs, SEPs, SAR-SEP IRAs, Auto-Invest and Auto-Exchange accounts, the fee will be deducted from Fund accounts with balances below $1,000. (A separate custodial fee may apply to IRAs, Roth IRAs and other retirement accounts.) No fee will be charged on any Fund account of a shareholder if the aggregate value of all of the shareholder’s Fund accounts (and the accounts of the shareholder’s spouse and his or her children under the age of 21 years), or all of the accounts of an employee benefits plan of a single employer, is at least $50,000. No fee will be charged on Plan Investors or Class R shares held through omnibus accounts. Any applicable small account fee will be deducted automatically from your below-minimum Fund account in quarterly installments and paid to the Administrator. No small account fee will be charged to employee and employee-related accounts of an Adviser and/or, in the discretion of an Adviser, its affiliates.

Minimum Account Size

Due to the relatively high cost to the Funds of maintaining small accounts, shareholders are asked to maintain an account balance in each Fund in which the shareholder invests at least the amount necessary to open the type of account involved. If a shareholder’s balance for any Fund is below such minimum for three months or longer, the applicable Fund’s administrator shall have the right (except in the case of employer-sponsored retirement accounts) to close that Fund account after giving the shareholder 60 days in which to increase his or her balance. The shareholder’s Fund account will not be liquidated if the reduction in size is due solely to market decline in the value of the shareholder’s Fund shares or if the aggregate value of the shareholder’s accounts (and the accounts of the shareholder’s spouse and his or her children under the age of 21 years), or all of the accounts of an employee benefits plan of a single employer, in Funds of the Allianz Trust, Multi-Strategy Trust and PIMCO Trust exceeds $50,000.

Transfer on Death Registration

The Distributor may accept “transfer on death” (“TOD”) registration requests from investors. The laws of a state selected by the Distributor in accordance with the Uniform TOD Security Registration Act will govern the registration. The Distributor may require appropriate releases and indemnifications from investors as a prerequisite for permitting TOD registration. The Distributor may from time to time change these requirements (including by changes to the determination as to which state’s law governs TOD registrations).

Specified Benefit Account Information

Specified Benefit Account Minimums

Type of Account	Initial Minimum Investment	Subsequent Minimum Investment
IRA	$2,500 per Fund	$50 per Fund
Roth IRA	$2,500 per Fund	$50 per Fund
SEP IRA established on or before March 31, 2004	$50 per Fund/per participant	$50 per Fund/per participant
SEP IRA established after March 31, 2004	$2,500 per Fund/per participant	$50 per Fund/per participant
SIMPLE IRA*	$50 per Fund/per participant	$50 per Fund/per participant
SAR-SEP IRA*	$50 per Fund/per participant	$50 per Fund/per participant
403(b)(7) custodial account plan established on or before March 31, 2004.	$50 per Fund/per participant	$50 per Fund/per participant
403(b)(7) custodial account plan established after March 31, 2004.	$2,500 per Fund/per participant	$50 per Fund/per participant

Plan Investors held through omnibus accounts-
Plan Level	$0	$0
Participant Level	$0	$0
Plan Investors held through non-omnibus accounts (individual participant accounts) established on or before March 31, 2004.	$50 per Fund	$50 per Fund
Plan Investors held through non-omnibus accounts (individual participant accounts) established after March 31, 2004.	$2,500 per Fund	$50 per Fund

*	The minimums apply to existing accounts only. No new SIMPLE-IRA or SAR-SEP IRA accounts are being accepted.

Alternative Purchase Arrangements

The Funds offer investors up to four classes of shares (Class A, Class B, Class C and Class R) in the applicable Retail Prospectus. Class A, Class B and Class C shares bear sales charges in different forms and amounts and bear different levels of expenses, as described below. Class R shares do not bear a sales charge, but are subject to expenses that vary from those levied on Class A, Class B or Class C shares, and are available only to Class R Eligible Plans. Through separate prospectuses, certain of the Funds currently offer up to four additional classes of shares in the United States: Class D, Class P, Institutional Class and Administrative Class shares. Class D shares are offered through financial intermediaries. Class P shares are offered primarily through certain asset allocation, wrap fee and other fee-based programs sponsored by broker-dealers and other financial intermediaries. Institutional Class shares are offered to pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and other high net worth individuals. Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries. Similar to Class R shares, Class D, Class P, Institutional Class and Administrative Class shares are sold without a sales charge and have different expenses than Class A, Class B, Class C and Class R shares. As a result of lower sales charges and/or operating expenses, Class D, Class P, Institutional Class and Administrative Class shares are generally expected to achieve higher investment returns than Class A, Class B, Class C or Class R shares. To obtain more information about the other classes of shares, please call the applicable Trust at 1-800-927-4648 (for Institutional Class, Administrative Class, and Class P shares) or the Distributor at 1-800-426-0107 (for Class D shares).

The alternative purchase arrangements described in this Guide are designed to enable a retail investor to choose the method of purchasing Fund shares that is most beneficial to the investor based on all factors to be considered, including the amount and intended length of the investment, the particular Fund and whether the investor intends to exchange shares for shares of other Funds. Generally, when making an investment decision, investors should consider the anticipated life of an intended investment in the Funds, the size of the investment, the accumulated distribution and servicing fees plus CDSCs on Class B or Class C shares, the initial sales charge plus accumulated servicing fees on Class A shares (plus a CDSC in certain circumstances), the possibility that the anticipated higher return on Class A shares due to the lower ongoing charges will offset the initial sales charge paid on such shares, the automatic conversion of Class B shares into Class A shares and the difference in the CDSCs applicable to Class A, Class B and Class C shares.

Investors should understand that initial sales charges, servicing and distribution fees and CDSCs are all used directly or indirectly to fund the compensation of financial intermediaries who sell Fund shares. Depending on the arrangements in place at any particular time, a financial intermediary may have a financial incentive for recommending a particular share class over other share classes.

Class A. The initial sales charge alternative (Class A) might be preferred by investors purchasing shares of sufficient aggregate value to qualify for reductions in the initial sales charge applicable to such shares. Similar reductions are not available on the contingent deferred sales charge alternative (Class B) or the asset based sales charge alternative (Class C). Class A shares are subject to a servicing fee but are not subject to a distribution fee and, accordingly, such shares are expected to pay correspondingly higher dividends on a per share basis. However, because initial sales charges are deducted at the time of purchase, not all of the purchase payment for Class A shares is invested initially. Class B and Class C shares might be preferable to investors who wish to have all purchase payments invested initially, although remaining subject to higher distribution and servicing fees and, for certain periods, being subject to a CDSC. An investor who qualifies for an elimination of the Class A initial sales charge should also consider whether he or she anticipates redeeming shares in a time period which will subject such shares to a CDSC as described below. See “Class A Deferred Sales Charge” below.

Class B. Class B shares might be preferred by investors who intend to invest in the Funds for longer periods and who do not intend to purchase shares of sufficient aggregate value to qualify for sales charge reductions applicable to Class A shares. Both Class B and Class C shares can be purchased at net asset value without an initial sales charge. However, unlike Class C shares, Class B shares convert into Class A shares after they have been held for a period of time. Class B shares of All Asset, Diversified Income, Emerging Markets Bond, Foreign Bond (U.S. Dollar-Hedged), Global Bond (U.S. Dollar-Hedged), GNMA, High Yield, Long-Term U.S. Government, Mortgage-Backed Securities, StocksPLUS® Total Return and Total Return Funds purchased on or after October 1, 2004 will convert into Class A shares after the shares have been held for five years. Class B shares of series of the PIMCO Trust purchased on or before December 31, 2001 and Class B shares of series of the Allianz Funds and PIMCO Funds not listed above purchased after September 30, 2004 convert into Class A shares after the shares have been held for seven years. Class B shares of series of the Allianz Funds and PIMCO Funds purchased after December 31, 2001 but before October 1, 2004 convert into Class A shares after the shares have been held for eight years. After the conversion takes place, the shares will no longer be subject to a CDSC, and will be subject to the servicing fees charged for Class A shares, which are lower than the distribution and servicing fees charged on either Class B or Class C shares. See “Deferred Sales Charge Alternative—Class B Shares” below. Class B shares are not available for purchase by Plan Investors or by SEP IRAs, SIMPLE IRAs, SAR-SEP IRAs and 403(b)(7) custodial accounts. Traditional and Roth IRAs may invest in Class B shares.

Class B shares of the Low Duration, Money Market, Municipal Bond, Real Return, Short-Term and StocksPLUS® Funds may only be (i) acquired through the exchange of Class B shares of other Funds; or (ii) purchased by persons who held Class B shares of the Low Duration, Money Market, Municipal Bond, Real Return, Short-Term or StocksPLUS® Funds at the close of business on September 30, 2004. If you redeem all Class B shares of the Low Duration, Money Market, Municipal Bond, Real Return, Short-Term and StocksPLUS® Funds in your account, you cannot purchase new Class B shares thereafter (although you may still acquire Class B shares of these Funds through exchange). The Funds may waive this restriction for certain specified benefit plans that were invested in Class B shares of the Low Duration, Money Market, Municipal Bond, Real Return, Short-Term or StocksPLUS® Funds at the close of business on September 30, 2004.

Class C. Class C shares might be preferred by investors who intend to purchase shares which are not of sufficient aggregate value to qualify for Class A sales charges of 1% or less and who wish to have all purchase payments invested initially. Class C shares are preferable to Class B shares for investors who intend to maintain their investment for intermediate periods and therefore may also be preferable for investors who are unsure of the intended length of their investment. Unlike Class B shares, Class C shares are not subject to a CDSC after they have been held for one year (eighteen months for Class C shares of the CommodityRealReturn Strategy, International StocksPLUS® TR Strategy (U.S. Dollar-Hedged), RealEstateRealReturn Strategy, NACM Emerging Markets Opportunities, NACM Global, NACM International, NACM Pacific Rim, NFJ International Value, RCM Healthcare, RCM Global EcoTrends, RCM Global Resources, RCM Global Small-Cap, RCM Global Water, RCM Technology and RCM International Growth Equity Funds) and are subject to only a 1% CDSC during the first year (or eighteen months). However, because Class C shares do not convert into Class A shares, Class B shares are preferable to Class C shares for investors who intend to maintain their investment in the Funds for long periods. See “Asset Based Sales Charge Alternative—Class C Shares” below.

Class R. Only Class R Eligible Plans may purchase Class R shares. Class R shares might be preferred by a Class R Eligible Plan intending to invest retirement plan assets held through omnibus accounts, which does not intend to purchase shares of sufficient aggregate value to qualify for sales charge reductions applicable to Class A shares. Class R shares are preferable to Class B and Class C shares because Class R shares are not subject to a CDSC and are subject to lower aggregate distribution and/or service (12b-1) fees and may be preferable to Class A shares because Class R shares are not subject to the initial sales charge imposed on Class A shares.

In determining which class of shares to purchase, an investor should always consider whether any waiver or reduction of a sales charge or a CDSC is available. See generally “Initial Sales Charge Alternative—Class A Shares” and “Waiver of Contingent Deferred Sales Charges” below.

The maximum purchase of Class B shares of a Fund in a single purchase is $49,999. The maximum purchase of Class C shares of a Fund in a single purchase is $499,999 ($249,999 for the Floating Income, Low Duration, Short-Term and Short Duration Municipal Income Funds). If an investor intends to purchase Class B or Class C shares: (i) for more than one Fund and the aggregate purchase price for all such purchases will exceed $49,999 for Class B shares or $499,999 ($249,999 for the Floating Income, Low Duration, Short-Term and Short Duration Municipal Income Funds) for Class C shares or (ii) for one fund in a series of transactions and the aggregate purchase amount will exceed $49,999 for Class B shares or $499,999 ($249,999 for the Floating Income, Low Duration, Short-Term and Short Duration Municipal Income Funds) for Class C shares, then in either such event the investor should consider whether purchasing another share class may be in the investor’s best interests. The Funds may refuse any order to purchase shares.

For a description of the Distribution and Servicing Plans and distribution and servicing fees payable thereunder with respect to Class A, Class B, Class C and Class R shares, see “Distribution and Servicing (12b-1) Plans” in the Retail Prospectuses.

Waiver of Contingent Deferred Sales Charges. The CDSC applicable to Class A and Class C shares is currently waived for:

(i) any partial or complete redemption in connection with (a) required minimum distributions to IRA account owners or beneficiaries who are age 70 1/2 or older or (b) distributions to participants in employer-sponsored retirement plans upon attaining age 59 1/2 or on account of death or permanent and total disability (as defined in Section 22(e) of the Code) that occurs after the purchase of Class A or Class C shares;

(ii) any partial or complete redemption in connection with a qualifying loan or hardship withdrawal from an employer sponsored retirement plan;

(iii) any complete redemption in connection with a distribution from a qualified employer retirement plan in connection with termination of employment or termination of the employer’s plan and the transfer to another employer’s plan or to an IRA;

(iv) any partial or complete redemption following death or permanent and total disability (as defined in Section 22(e) of the Code) of an individual holding shares for his or her own account and/or as the last survivor of a joint tenancy arrangement (this provision, however, does not cover an individual holding in a fiduciary capacity or as a nominee or agent or a legal entity which is other than an individual or the owners or beneficiaries of any such entity) provided the redemption is requested within one year of the death or initial determination of disability and provided the death or disability occurs after the purchase of the shares;

(v) any redemption resulting from a return of an excess contribution to a qualified employer retirement plan or an IRA;

(vi) up to 10% per year of the value of a Fund account which (a) has the value of at least $10,000 at the start of such year and (b) is subject to an Automatic Withdrawal Plan;

(vii) redemptions by Trustees, officers and employees of any of the Trusts, and by directors, officers and employees of the Distributor, Allianz, Allianz Global Fund Management or Pacific Investment Management Company;

(viii) redemptions effected pursuant to a Fund’s right to involuntarily redeem a shareholder’s Fund account if the aggregate net asset value of shares held in such shareholder’s account is less than a minimum account size specified in such Fund’s prospectus;

(ix) involuntary redemptions caused by operation of law;

(x) redemptions of shares of any Fund that is combined with another Fund, investment company, or personal holding company by virtue of a merger, acquisition or other similar reorganization transaction;

(xi) redemptions by a shareholder who is a participant making periodic purchases of not less than $50 through certain employer sponsored savings plans that are clients of a broker-dealer with which the Distributor has an agreement with respect to such purchases;

(xii) redemptions effected by trustees or other fiduciaries who have purchased shares for employer-sponsored plans, the trustee, administrator, fiduciary, broker, trust company or registered investment adviser for which has an agreement with the Distributor with respect to such purchases;

(xiii) redemptions in connection with IRA accounts established with Form 5305-SIMPLE under the Code for which the Trust is the designated financial institution;

(xiv) a redemption by a holder of Class A shares who purchased $1,000,000 ($250,000 in the case of the California Short Duration Municipal Income, Floating Income, Low Duration, Short Duration Municipal Income and Short-Term Funds) or more of Class A shares (and therefore did not pay a sales charge) where the participating broker or dealer involved in the sale of such shares waived the commission it would normally receive from the Distributor pursuant to an agreement with the Distributor;

(xv) a redemption by a holder of Class A or Class C shares where the participating broker or dealer involved in the purchase of such shares waived all payments it normally would receive from the Distributor at the time of purchase (i.e., commissions or reallowances of initial sales charges and advancements of service and distribution fees); or

(xvi) a redemption by a holder of Class A or Class C shares where, by agreement with the Distributor, the participating broker or dealer involved in the purchase of such shares waived a portion of any payment it normally would receive from the Distributor at the time of purchase (or otherwise agreed to a variation from the normal payment schedule) in connection with such purchase.

The CDSC applicable to Class B shares is currently waived for any partial or complete redemption in each of the following cases:

(i) in connection with required minimum distributions to IRA account owners or to plan participants or beneficiaries who are age 70 1/2 or older;

(ii) involuntary redemptions caused by operation of law;

(iii) redemption of shares of any Fund that is combined with another Fund, investment company, or personal holding company by virtue of a merger, acquisition or other similar reorganization transaction;

(iv) following death or permanent and total disability (as defined in Section 22(e) of the Code) of an individual holding shares for his or her own account and/or as the last survivor of a joint tenancy arrangement (this provision, however, does not cover an individual holding in a fiduciary capacity or as a nominee or agent or a legal entity which is other than an individual or the owners or beneficiaries of any such entity) provided the redemption is requested within one year of the death or initial determination of disability and further provided the death or disability occurs after the purchase of the shares;

(v) up to 10% per year of the value of a Fund account which (a) has a value of at least $10,000 at the start of such year and (b) is subject to an Automatic Withdrawal Plan (See “How to Redeem—Automatic Withdrawal Plan”); and

(vi) redemptions effected pursuant to a Fund’s right to involuntarily redeem a shareholder’s Fund account if the aggregate net asset value of shares held in the account is less than a minimum account size specified in the Fund’s prospectus.

The Distributor may require documentation prior to waiver of the CDSC for any class, including distribution letters, certification by plan administrators, applicable tax forms, death certificates, physicians’ certificates (e.g., with respect to disabilities), etc.

Exempt Transactions; No CDSCs or Payments to Brokers

Investors will not be subject to CDSCs, and brokers and dealers will not receive any commissions or reallowances of initial sales charges or advancements of service and distribution fees, on the transactions described below (which are sometimes referred to as “Exempt Transactions”):

•

A redemption by a holder of Class A or Class C shares where the participating broker or dealer involved in the purchase of such shares waived all payments it normally would receive from the Distributor at the time of purchase (e.g., commissions and/or reallowances of initial sales charges and advancements of service and distribution fees).

•

A redemption by a holder of Class A or Class C shares where, by agreement with the Distributor, the participating broker or dealer involved in the purchase of such shares waived a portion of any payment it normally would receive from the Distributor at the time of purchase (or otherwise agreed to a variation from the normal payment schedule) in connection with such purchase.

•	Transactions described under clause (A) of Note 4 to the tables in the subsection “Initial Sales Charge Alternative—Class A Shares.”

Initial Sales Charge Alternative—Class A Shares

Class A shares are sold at a public offering price equal to their net asset value per share plus a sales charge, as set forth below. As indicated below under “Class A Deferred Sales Charge,” certain investors that purchase $1,000,000 ($250,000 in the case of the California Short Duration Municipal Income, Floating Income, Low Duration, Short Duration Municipal Income and Short-Term Funds) or more of any Fund’s Class A shares (and thus pay no initial sales charge) may be subject to a CDSC of up to 1% if they redeem such shares during the first 18 months after their purchase.

Initial Sales Charge — Class A Shares

CommodityRealReturn Strategy, International StocksPLUS® TR Strategy (U.S. Dollar-Hedged), RealEstateRealReturn Strategy, RealRetirement 2010, RealRetirement 2020, RealRetirement 2030, RealRetirement 2040, RealRetirement 2050, Allianz Global Investors Multi-Style, CCM Capital Appreciation, CCM Focused Growth, CCM Mid-Cap, NACM Emerging Markets Opportunities, NACM Global, NACM Growth, NACM Income & Growth, NACM International, NACM Mid-Cap Growth, NACM Pacific Rim, NFJ All-Cap Value, NFJ Dividend Value, NFJ International Value, NFJ Large-Cap Value, NFJ Mid-Cap Value, NFJ Small-Cap Value, OCC Renaissance, OCC Small-Cap Value, OCC Value, OCC Equity Premium Strategy, OCC Growth, OCC Opportunity, OCC Target, RCM Biotechnology, RCM Global EcoTrends, RCM Global Resources, RCM Global Small-Cap, RCM Global Water, RCM Healthcare, RCM International Growth Equity, RCM Large-Cap Growth, RCM Mid-Cap, RCM Strategic Growth and RCM Technology Funds.

Amount of Purchase	Sales Charge as % of Net Amount Invested		Sales Charge as % of Public Offering Price		Discount or Commission to dealers as % of Public Offering Price**
$0 - $49,999	5.82%		5.50%		4.75%
$50,000 - $99,999	4.71%		4.50%		4.00%
$100,000 - 249,999	3.63%		3.50%		3.00%
$250,000 - $499,999	2.56%		2.50%		2.00%
$500,000 - $999,999	2.04%		2.00%		1.75%
$1,000,000 +	0.00	%(1)	0.00	%(1)	0.00	%(2)

All Asset, All Asset All Authority, Diversified Income, Developing Local Markets, Emerging Local Bond, Emerging Markets Bond, Foreign Bond (Unhedged), Foreign Bond (U.S. Dollar-Hedged), Fundamental IndexPLUS™ TR, Global Bond (U.S. Dollar-Hedged), GNMA, High Yield, Income, International StocksPLUS® TR Strategy (Unhedged), Investment Grade Corporate Bond, Long-Term U.S. Government, Mortgage-Backed Securities, Small Cap StocksPLUS® TR, StocksPLUS® Total Return, StocksPLUS® TR Short Strategy, Total Return and Unconstrained Bond Funds

Amount of Purchase	Sales Charge as % of Net Amount Invested		Sales Charge as % of Public Offering Price		Discount or Commission to dealers as % of Public Offering Price**
$0 - $99,999	3.90%		3.75%		3.25%
$100,000 - $249,999	3.36%		3.25%		2.75%
$250,000 - $499,999	2.30%		2.25%		2.00%
$500,000 - $999,999	1.78%		1.75%		1.50%
$1,000,000+	0.00	%(1)	0.00	%(1)	0.00	%(3)

California Intermediate Municipal Bond, Municipal Bond, New York Municipal Bond, Real Return and StocksPLUS® Funds

Amount of Purchase	Sales Charge as % of Net Amount Invested		Sales Charge as % of Public Offering Price		Discount or Commission to dealers as % of Public Offering Price**
$0 - $99,999	3.09%		3.00%		2.50%
$100,000 - $249,999	2.04%		2.00%		1.75%
$250,000 - $499,999	1.52%		1.50%		1.25%
$500,000 - $999,999	1.27%		1.25%		1.00%
$1,000,000+	0.00	%(1)	0.00	%(1)	0.00	%(3)

California Short Duration Municipal Income, Floating Income, Low Duration, Short Duration Municipal Income and Short-Term Funds

Amount of Purchase	Sales Charge as % of Net Amount Invested		Sales Charge as % of Public Offering Price		Discount or Commission to dealers as % of Public Offering Price**
$0 - $99,999	2.30%		2.25%		2.00%
$100,000 - $249,999	1.27%		1.25%		1.00%
$250,000+	0.00	%(1)	0.00	%(1)	0.00	%(4)

High Yield Municipal Bond Fund

Amount of Purchase	Sales Charge as % of Net Amount Invested		Sales Charge as % of Public Offering Price		Discount or Commission to dealers as % of Public Offering Price**
$0 - $99,999	4.71%		4.50%		4.00%
$100,000 - $249,999	3.36%		3.25%		3.00%
$250,000 - $499,999	2.83%		2.75%		2.50%
$500,000 - $999,999	2.04%		2.00%		1.75%
$1,000,000+	0.00	%(1)	0.00	%(1)	0.75	%(2)

**	From time to time, these discounts and commissions may be increased pursuant to special arrangements between the Distributor and certain participating brokers.
1.	As shown, investors that purchase more than $1,000,000 of any Fund’s Class A shares ($250,000 in the case of the California Short Duration Municipal Income, Floating Income, Low Duration, Short Duration Municipal Income and Short-Term Funds) will not pay any initial sales charge on such purchase. However, except with regard to purchases of Class A shares of the Money Market Fund and certain purchases of Class A shares of the California Short Duration Municipal Income, Floating Income, Low Duration, Short Duration Municipal Income and Short-Term Funds described in Note 4 below, purchasers of $1,000,000 ($250,000 in the case of the California Short Duration Municipal Income, Floating Income, Low Duration, Short Duration Municipal Income and Short-Term Funds) or more of Class A shares (other than those purchasers described below under “Sales at Net Asset Value” where no commission is paid) will be subject to a CDSC of up to 1% (0.50% in the case of the California Short Duration Municipal Income, Floating Income, Short Duration Municipal Income and Short-Term Funds and 0.75% in the case of the Low Duration Fund) if such shares are redeemed during the first 18 months after such shares are purchased unless such purchaser is eligible for a waiver of the CDSC as described under “Waiver of Contingent Deferred Sales Charges” above. See “Class A Deferred Sales Charge” below.
2.	The Distributor will pay a commission to dealers who sell amounts of $1,000,000 or more of Class A shares according to the following schedule: 0.75% of the first $2,000,000, 0.50% of amounts from $2,000,001 to $5,000,000, and 0.25% of amounts over $5,000,000. These payments are not made in connection with sales to employer-sponsored plans.

3.	The Distributor will pay a commission to dealers who sell amounts of $1,000,000 or more of Class A shares of each of these Funds except for the Money Market Fund (for which no payment is made), in each case according to the following schedule: 0.50% of the first $2,000,000 and 0.25% of amounts over $2,000,000. These payments are not made in connection with sales to employer-sponsored plans.
4.	(A) The Distributor will pay a commission to dealers who sell $250,000 or more of Class A shares of the California Short Duration Municipal Income, Floating Income, Low Duration, Short Duration Municipal Income and Short-Term Funds at the annual rate of 0.15% (0.35% in the case of the Low Duration Fund) of the net asset value of such Class A shares as in effect from time to time; such commission shall be paid in installments covering the 18 month period commencing with the date of sale. Such installments shall be paid after the end of calendar quarters in accordance with the Distributor’s practice, which may change from time to time. Investors purchasing Class A shares of such Funds through such dealers will not be subject to the Class A CDSC on such shares. (B) Alternatively, dealers may elect (through an agreement with the Distributor) to receive a commission at the time of sale on purchases of $250,000 or more of these Funds of 0.25% of the public offering price (for purchases of the California Short Duration Municipal Income, Floating Income, Short Duration Municipal Income and Short-Term Funds) or 0.50% of the public offering price (for purchases of the Low Duration Fund). Investors who purchase through dealers that elect the commission schedule described in this clause (B) will be subject to the Class A CDSC. (C) In addition to the commissions described in (A) and (B) above, dealers may be entitled to receive an annual servicing fee of 0.25% of the net asset value of such shares for so long as such shares are outstanding, as described below under “Participating Brokers.” These payments are not made in connection with sales to employer-sponsored plans.

Each Fund receives the entire net asset value of its Class A shares purchased by investors (i.e., the gross purchase price minus the applicable sales charge). The Distributor receives the sales charge shown above less any applicable discount or commission “reallowed” to participating brokers in the amounts indicated in the table above. The Distributor may, however, elect to reallow the entire sales charge to participating brokers for all sales with respect to which orders are placed with the Distributor for any particular Fund during a particular period. During such periods as may from time to time be designated by the Distributor, the Distributor will pay an additional amount of up to 0.50% of the purchase price on sales of Class A shares of all or selected Funds purchased to each participating broker which obtains purchase orders in amounts exceeding thresholds established from time to time by the Distributor.

Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at net asset value and are not subject to any sales charges.

Under the circumstances described below, investors may be entitled to pay reduced sales charges for Class A shares.

These discounts and commissions may be increased pursuant to special arrangements from time to time agreed upon between the Distributor and certain participating brokers.

Right of Accumulation and Combined Purchase Privilege (Breakpoints).

A Qualifying Investor (as defined below) may qualify for a reduced sales charge on Class A shares (the “Combined Purchase Privilege”) by combining concurrent purchases of the Class A shares of one or more Eligible Funds (as defined below) into a single purchase. In addition, a Qualifying Investor may qualify for a reduced sale charge on Class A shares (the “Right of

Accumulation” or “Cumulative Quantity Discount”) by combining the purchase of Class A shares of an Eligible Fund with the current aggregate net asset value of all Class A, B, and C shares of any Eligible Fund held by accounts for the benefit of such Qualifying Investor. An Eligible Fund is a Fund (other than the Money Market Fund) that offers Class A shares.

The term “Qualifying Investor” refers to:

(i)	an individual, such individual’s spouse, such individual’s children under the age of 21 years, or such individual’s siblings (each a “family member”) (including family trust* accounts established by such a family member)

or

(ii)	a trustee or other fiduciary for a single trust (except family trusts* noted above), estate or fiduciary account although more than one beneficiary may be involved

or

(iii)	an employee benefit plan of a single employer

*	For the purpose of determining whether a purchase would qualify for a reduced sales charge under the Combined Purchase Privilege or Right of Accumulation, a “family trust” is one in which a family member(s) described in section (i) above is/are a beneficiary/ies and such person(s) and/or another family member is the trustee.

For example, the following illustrates the operation of the Right of Accumulation:

If a shareholder owned Class A shares of the OCC Equity Premium Strategy Fund with a current net asset value of $10,000, Class B shares of the RCM Technology Fund with a current net asset value of $5,000 and Class C shares of the OCC Target Fund with a current net asset value of $10,000 and he wished to purchase Class A shares of the OCC Growth Fund with a purchase price of $30,000 (including sales charge), the sales charge for the $30,000 purchase would be at the 4.50% rate applicable to a single $55,000 purchase of shares of the OCC Growth Fund, rather than the 5.50% rate that would otherwise apply to a $30,000 purchase. The discount will be applied only to the current purchase (i.e., the $30,000 purchase), not to any previous transaction.

Shares purchased or held through a Plan Investor or any other employer-sponsored benefit program do not count for purposes of determining whether an investor qualifies for a Cumulative Quantity Discount.

Letter of Intent. An investor may also obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent, which expresses an intention to invest not less than $50,000 within a period of 13 months in Class A shares of any Eligible Fund(s) (which does not include the Money Market Fund). The maximum intended investment amount allowable in a Letter of Intent is $1,000,000 (except for Class A shares of the California Short Duration Municipal Income, Floating Income, Low Duration Fund, Short Term Fund, and Short Duration Municipal Income Fund, for which the maximum intended investment amount is $100,000).

Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a Single Purchase of the dollar amount indicated in the Letter. At the investor’s option, a Letter of Intent may include purchases of Class A shares of any Eligible Fund made not more than 90 days prior to the date the Letter of Intent is signed; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included and the sales charge on any purchases prior to the Letter of Intent will not be adjusted. In making computations concerning the amount purchased for purpose of a Letter of Intent, any redemptions during the operative period are deducted from the amount invested.

Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Eligible Funds (which does not include the Money Market Fund) under a single Letter of Intent. For example, if at the time you sign a Letter of Intent to invest at least $100,000 in Class A shares of any Eligible Fund, you and your spouse each purchase Class A shares of the OCC Growth Fund worth $30,000 (for a total of $60,000), it will only be necessary to invest a total of $40,000 during the following 13 months in Class A shares of any of the Eligible Funds to qualify for the 3.50% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000 in any of the Funds other than the All Asset, All Asset All Authority, California Intermediate Municipal Bond, California Short Duration Municipal Income, Developing Local Markets, Diversified Income, Emerging Local Bond, Emerging Markets Bond, Floating Income, Foreign Bond (Unhedged), Foreign Bond (U.S. Dollar-Hedged), Fundamental IndexPLUSTM TR, Global Bond (U.S. Dollar-Hedged), GNMA, High Yield, High Yield Municipal Bond, Income, International StocksPLUS® TR Strategy (Unhedged), Investment Grade Corporate Bond, Long-Term U.S. Government, Low Duration, Mortgage-Backed Securities, Municipal Bond, New York Municipal Bond, Real Return, Short Duration Municipal Income, Short-Term, Small Cap StocksPLUS® TR, StocksPLUS®, StocksPLUS® Total Return, StocksPLUS® TR Short Strategy, Total Return and Unconstrained Bond Funds).

A Letter of Intent is not a binding obligation to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of the amount indicated in the Letter of Intent will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charge applicable to the shares actually purchased in the event the full intended amount is not purchased. If the full amount indicated is not purchased, a sufficient amount of such escrowed shares will be involuntarily redeemed to pay the additional sales charge applicable to the amount actually purchased, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Eligible Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

If you wish to enter into a Letter of Intent in conjunction with your initial investment in Class A shares of a Fund, you should complete the appropriate portion of the account application. If you are a current Class A shareholder desiring to do so you may obtain a form of Letter of Intent by contacting the Distributor at 1-800-426-0107 or any broker participating in this program.

Shares purchased or held through a Plan Investor or any other employer-sponsored benefit program do not count for purposes of determining whether an investor has qualified for a reduced sales charge through the use of a Letter of Intent.

Reinstatement Privilege. A Class A shareholder who has caused any or all of his shares (other than the Money Market Fund shares that were not acquired by exchanging Class A shares of another Fund) to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any Eligible Fund at net asset value without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the net asset value next determined. See “How Net Asset Value is Determined” in the applicable Retail Prospectus. A reinstatement pursuant to this privilege will not cancel the redemption transaction and, consequently, any gain or loss so realized may be recognized for federal tax purposes except that no loss may be recognized to the extent that the proceeds are reinvested in shares of the same Fund within 30 days. The reinstatement privilege may be utilized by a shareholder only once, irrespective of the number of shares redeemed, except that the privilege may be utilized without limit in connection with transactions whose sole purpose is to transfer a shareholder’s interest in a Fund to his Individual Retirement Account or other qualified retirement plan account. An investor may exercise the reinstatement privilege by written request sent to the Distributor or to the investor’s broker.

Sales at Net Asset Value. Each Fund may sell its Class A shares at net asset value without a sales charge to

(i) current or retired officers, trustees, directors or employees of any of the Trusts, Allianz, Allianz Global Fund Management, Pacific Investment Management Company or the Distributor, other affiliates of Allianz Global Fund Management and funds advised or subadvised by any such affiliates, in any case at the discretion of Allianz Global Fund Management, Pacific Investment Management Company or the Distributor; a parent, brother or sister of any such officer, trustee, director or employee or a spouse or child of any of the foregoing persons, or any trust, profit-sharing or pension plan for the benefit of any such person and to any other person if the Distributor anticipates that there will be minimal sales expenses associated with the sale;

(ii) current registered representatives and other full-time employees of participating brokers or such persons’ spouses or for trust or custodial accounts for their minor children;

(iii) trustees or other fiduciaries purchasing shares for certain plans sponsored by employers, professional organizations or associations or charitable organizations, the trustee, administrator, recordkeeper, fiduciary, broker, trust company or registered investment adviser for which has an agreement with the Distributor, Allianz Global Fund Management or Pacific Investment Management Company with respect to such purchases (including provisions related to minimum levels of investment in a Trust), and to participants in such plans and their spouses purchasing for their account(s) or IRAs;

(iv) participants investing through accounts known as “wrap accounts” established with brokers or dealers approved by the Distributor where such brokers or dealers are paid a single, inclusive fee for brokerage and investment management services;

(v) client accounts of broker-dealers or registered investment advisers affiliated with such broker-dealers with which the Distributor, Allianz Global Fund Management or Pacific Investment Management Company has an agreement for the use of a Fund in particular investment products or programs or in particular situations;

(vi) accounts for which the company that serves as trustee or custodian either (a) is affiliated with Allianz Global Fund Management or Pacific Investment Management Company or (b) has a specific agreement to that effect with the Distributor; and

(vii) investors who purchase shares in “Exempt Transactions,” as described under “Exempt Transactions; No CDSCs or Payments to Brokers” above.

The Distributor will only pay service fees and will not pay any initial commission or other fees to dealers upon the sale of Class A shares to the purchasers described in sub-paragraphs (i) through (vii) above except that the Distributor will pay initial commissions to any dealer for sales to purchasers described under sub-paragraph (iii) above provided such dealer has a written agreement with the Distributor specifically providing for the payment of such initial commissions.

Notification of Distributor. In many cases, neither the Trusts, the Distributor nor the transfer agents will have the information necessary to determine whether a quantity discount or reduced sales charge is applicable to a purchase. An investor or participating broker must notify the Distributor whenever a quantity discount or reduced sales charge is applicable to a purchase and must provide the Distributor with sufficient information at the time of purchase to verify that each purchase qualifies for the privilege or discount, including such information as is necessary to obtain any applicable “combined treatment” of an investor’s holdings in multiple accounts. Upon such notification, the investor will receive the lowest applicable sales charge. For investors investing in Class A shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor obtains the proper quantity discount or reduced sales charge. The quantity discounts and commission schedules described above may be modified or terminated at any time.

Class A Deferred Sales Charge. For purchases of Class A shares of all Funds (except the California Short Duration Municipal Income, Floating Income, Low Duration, Money Market, Short Duration Municipal Income and Short-Term Funds), investors who purchase $1,000,000 or more of Class A shares (and, thus, purchase such shares without any initial sales charge) may be subject to a 1% CDSC if such shares are redeemed within 18 months of their purchase. Certain purchases of Class A shares of the California Short Duration Municipal Income, Floating Income, Low Duration, Short Duration Municipal Income and Short-Term Funds described above under “Initial Sales Charge—Class A Shares” will be subject to a CDSC of 0.75% (for the Low Duration Fund) or 0.50% (for the California Short Duration Municipal Income, Floating Income, Short Duration Municipal Income and Short-Term Funds) if such shares are redeemed within 18 months after their purchase. The CDSCs described in this paragraph are sometimes referred to as the “Class A CDSC.” The Class A CDSC does not apply to investors purchasing any Fund’s Class A shares if such investors are otherwise eligible to purchase Class A shares without any sales charge because they are described under “Sales at Net Asset Value” above.

For purchases subject to the Class A CDSC, a CDSC will apply for any redemption of such Class A shares that occurs within 18 months of their purchase. No CDSC will be imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of the account above the amount of purchase payments subject to the CDSC. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of Class A shares which will incur the lowest CDSC. Any CDSC imposed on a redemption of Class A shares is paid to the Distributor. The manner of calculating the CDSC on Class A shares is described below under “Calculation of CDSC on Shares Purchased After December 31, 2001.”

The Class A CDSC does not apply to Class A shares of the Money Market Fund. However, if Class A shares of this Fund are purchased in a transaction that, for any other Fund, would be subject to the CDSC (i.e., a purchase of $1,000,000 or more ($249,999 or more in the case of the California Short Duration Municipal Income, Floating Income, Low Duration, Short Duration Municipal Income and Short-Term Funds)) and are subsequently exchanged for Class A shares of any other Fund, a Class A CDSC will apply to the shares of the Fund(s) acquired by exchange for a period of 18 months from the date of the exchange.

The Class A CDSC is currently waived in connection with certain redemptions as described above under “Alternative Purchase Arrangements—Waiver of Contingent Deferred Sales Charges.” For more information about the Class A CDSC, call the Distributor at 1-800-426-0107.

For Class A shares outstanding for 18 months or more, the Distributor may also pay participating brokers annual servicing fees of 0.25% (0.10% for the Money Market Fund) of the net asset value of such shares.

Deferred Sales Charge Alternative—Class B Shares

Class B shares are sold at their current net asset value without any initial sales charge. The full amount of an investor’s purchase payment will be invested in shares of the Fund(s) selected.

Calculation of CDSC on Shares Purchased On or Before December 31, 2001. A CDSC will be imposed on Class B shares if an investor redeems an amount which causes the current value of the investor’s account for a Fund to fall below the total dollar amount of purchase payments subject to the CDSC, except that no CDSC is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of the account above the amount of purchase payments subject to the CDSC. The manner of calculating the CDSC on Class B shares purchased after December 31, 2001 differs and is described below under “Calculation of CDSC on Shares Purchased After December 31, 2001.

Class B shares of the Low Duration, Money Market and Short-Term Funds are not offered for initial purchase but may be obtained through exchanges of Class B shares of other Funds. See “Exchange Privilege” below. Class B shares are not available for purchase by employer sponsored retirement plans.

Whether a CDSC is imposed and the amount of the CDSC will depend on the number of years since the investor made a purchase payment from which an amount is being redeemed. Class B shares of the All Asset, Diversified Income, Emerging Markets Bond, Foreign Bond (U.S. Dollar-Hedged), Global Bond (U.S. Dollar-Hedged), GNMA, High Yield, Long-Term U.S. Government, Mortgage-Backed Securities, StocksPLUS® Total Return and Total Return Funds purchased prior to October 1, 2004 and all other series of PIMCO Trust (except the Money Market Fund) and each series of the Allianz Trust and the Multi-Strategy Trust purchased at any time are subject to the CDSC according to the following schedule:

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	5
Second	4
Third	3
Fourth	3
Fifth	2
Sixth	1
Seventh and thereafter	0*

*	After the seventh year, Class B shares of the series of the PIMCO Trust purchased on or before December 31, 2001 and Class B shares of series of the Allianz Funds and PIMCO Funds not listed above purchased after September 30, 2004 convert into Class A shares as described below. Class B shares of the series of the Allianz Funds and PIMCO Funds purchased after December 31, 2001 but before October 1, 2004 convert into Class A shares after the eighth year.

Class B shares of All Asset, Diversified Income, Emerging Markets Bond, Foreign Bond (U.S. Dollar-Hedged), Global Bond (U.S. Dollar-Hedged), GNMA, High Yield, Long-Term U.S. Government, Mortgage-Backed Securities, StocksPLUS® Total Return and Total Return Funds purchased on or after October 1, 2004 are subject to the CDSC according to the following schedule:

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	3.50
Second	2.75
Third	2.00
Fourth	1.25
Fifth	0.50
Sixth and thereafter	0*

*	After the fifth year, Class B shares of All Asset, Diversified Income, Emerging Markets Bond, Foreign Bond (U.S. Dollar-Hedged), Global Bond (U.S. Dollar-Hedged), GNMA, High Yield, Long-Term U.S. Government, Mortgage-Backed Securities, StocksPLUS® Total Return and Total Return Funds purchased on or after October 1, 2004 will convert into Class A shares.

In determining whether a CDSC is payable on shares purchased on or before December 31, 2001, it is assumed that the shareholder will redeem first the lot of shares which will incur the lowest CDSC.

The following example will illustrate the operation of the Class B CDSC on shares purchased on or before December 31, 2001:

Assume that an individual opens a Fund account and makes a purchase payment of $10,000 for Class B shares of a Fund and that six months later the value of the investor’s account for that Fund has grown through investment performance and reinvestment of distributions to $11,000. The investor then may redeem up to $1,000 from that Fund account ($11,000 minus $10,000) without incurring a CDSC. If the investor should redeem $3,000 from that Fund account, a CDSC would be imposed on $2,000 of the redemption (the amount by which the investor’s account for the Fund was reduced below the amount of the purchase payment). At the rate of 5%, the Class B CDSC would be $100.

In determining whether an amount is available for redemption without incurring a CDSC, the purchase payments made for all Class B shares in the shareholder’s account for the particular Fund are aggregated, and the current value of all such shares is aggregated. Any CDSC imposed on a redemption of Class B shares is paid to the Distributor.

Class B shares are subject to higher distribution fees than Class A shares for a fixed period after their purchase, after which they automatically convert to Class A shares and are no longer subject to such higher distribution fees. Class B shares of the All Asset, Diversified Income, Emerging Markets Bond, Foreign Bond (U.S. Dollar-Hedged), Global Bond (U.S. Dollar-Hedged), GNMA, High Yield, Long-Term U.S. Government, Mortgage-Backed Securities, StocksPLUS® Total Return and Total Return Funds purchased on or after October 1, 2004 automatically convert into Class A shares after they have been held for five years (seven years for Class B shares purchased on or before December 31, 2001 and eight years for Class B shares purchased after December 31, 2001 but before September 30, 2004). Class B shares of each series of the Allianz Trust and the PIMCO Trust not listed above automatically convert into Class A shares after they have been held for seven years (eight years for Class B shares purchased after December 31, 2001 but before October 1, 2004).

For sales of Class B shares made and services rendered to Class B shareholders, the Distributor intends to make payments to participating brokers, at the time a shareholder purchases Class B shares, of 4.00% of the purchase amount for each of the Funds (except in the case of the All Asset Fund, Diversified Income Fund, Emerging Markets Bond Fund, Foreign Bond (U.S. Dollar-Hedged) Fund, Global Bond (U.S. Dollar-Hedged) Fund, GNMA Fund, High Yield Fund, Long-Term U.S. Government Fund, Mortgage-Backed Securities Fund, StocksPLUS® Total Return Fund and Total Return Funds, for which such payments will be at the rate of 3.00% of the purchase amount). For Class B shares outstanding for one year or more, the Distributor may also pay participating brokers annual servicing fees of 0.25% of the net asset value of such shares. Financial intermediaries that receive distribution and/or servicing fees may in turn pay and/or reimburse all or a portion of those fees to their customers. During such periods as may from time to time be designated by the Distributor, the Distributor will pay selected participating brokers an additional amount of up to 0.50% of the purchase price on sales of Class B shares of all or selected Funds purchased to each participating broker which obtains purchase orders in amounts exceeding thresholds established from time to time by the Distributor.

The Class B CDSC is currently waived in connection with certain redemptions as described above under “Alternative Purchase Arrangements—Waiver of Contingent Deferred Sales Charges.” For more information about the Class B CDSC, call the Distributor at 1-800-426-0107.

Calculation of CDSC on Shares Purchased After December 31, 2001. The manner of calculating the CDSC on Class B and Class C shares (and where applicable, Class A shares) purchased after December 31, 2001 differs from that described above.

Under the new calculation method, for shares purchased after December 31, 2001, the following rules apply:

•	Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC.

•	For the redemption of all other shares, the CDSC will be based on either the shareholder’s original purchase price or the then current net asset value of the shares being sold, whichever is lower.

•	CDSCs will be deducted from the proceeds of the shareholder’s redemption, not from amounts remaining in the shareholder’s account.

•	In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares which will incur the lowest CDSC.

The following example illustrates the operation of the Class B CDSC on Class B shares purchased after December 31, 2001:

Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class B shares of a Fund (at $10 per share) and that six months later the value of the investor’s account for that Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem $2,200 (200 shares), a CDSC would be applied against $2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current net asset value of such shares ($2,200)). At the rate of 5%, the Class B CDSC would be $100.

For investors investing in Class B shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed.

Except as otherwise disclosed herein or in the appropriate Prospectus(es), Class B shares that are received in an exchange will be subject to a CDSC to the same extent as the shares exchanged. In addition, Class B shares that are received in an exchange will convert into Class A shares at the same time as the original shares would have converted into Class A shares. For example, Class B shares of the Allianz Trust received in an exchange for Class B shares of the PIMCO Trust purchased on or after October 1, 2004, will convert into Class A shares after the fifth year. Class C shares received in exchange for Class C shares with a different CDSC period will have the same CDSC period as the shares exchanged. Furthermore, shares that are received in an exchange will be subject to the same CDSC calculation as the shares exchanged. In other words, shares received in exchange for shares purchased on or before December 31, 2001 will be subject to the same manner of CDSC calculation as the shares exchanged.

Conversion of Class B Shares Purchased Through Reinvestment of Distributions. For purposes of determining the date on which Class B shares convert into Class A shares, a Class B share purchased through the reinvestment of dividends or capital gains distributions (a “Distributed Share”) will be considered to have been purchased on the purchase date (or deemed purchase date) of the Class B share through which such Distributed Share was issued.

Asset Based Sales Charge Alternative—Class C Shares

Class C shares are sold at their current net asset value without any initial sales charge. A CDSC is imposed on Class C shares if an investor redeems an amount which causes the current value of the investor’s account for a Fund to fall below the total dollar amount of purchase payments subject to the CDSC, except that no CDSC is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of the account above the amount of purchase payments subject to the CDSC. All of an investor’s purchase payments are invested in shares of the Fund(s) selected.

Whether a CDSC is imposed and the amount of the CDSC will depend on the number of years since the investor made a purchase payment from which an amount is being redeemed. Purchases are subject to the CDSC according to the following schedule:

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First*	1
Thereafter	0

*	Shares of the CommodityRealReturn Strategy, International StocksPLUS® TR Strategy (U.S. Dollar-Hedged), RealEstateRealReturn Strategy, NACM Emerging Markets Opportunities, NACM Global, NACM International, NACM Pacific Rim, NFJ International Value, RCM Healthcare, RCM Global EcoTrends, RCM Global Resources, RCM Global Small-Cap, RCM Global Water, RCM Technology and RCM International Growth Equity Funds are subject to the Class C CDSC for the first eighteen months after purchase.

Any CDSC imposed on a redemption of Class C shares is paid to the Distributor. For investors investing in Class C shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed. Unlike Class B shares, Class C shares do not automatically convert to any other class of shares of the Funds.

The manner of calculating the CDSC on Class C shares is the same as that of Class B shares purchased after December 31, 2001, as described above under “Calculation of CDSC on Shares Purchased After December 31, 2001.”

Except as described below, for sales of Class C shares made and services rendered to Class C shareholders, the Distributor expects to make payments to participating brokers, at the time the shareholder purchases Class C shares, of 1.00% (representing 0.75% distribution fees and 0.25% servicing fees) of the purchase amount for all Funds, except the Floating Income, Low Duration, Money Market, Municipal Bond, Real Return, Short Duration Municipal Income, Short-Term and StocksPLUS® Funds. For the Low Duration, Municipal Bond, Real Return and StocksPLUS® Funds, the Distributor expects to make payments of 0.75% (representing 0.50% distribution fees and 0.25% service fees); for the Floating Income, Short-Duration Municipal Income and Short-Term Funds, the Distributor expects to make payments of 0.55% (representing 0.30% distribution fees and 0.25% service fees); and for the Money Market Fund, the Distributor expects to make no payment. For sales of Class C shares made to participants making periodic purchases of not less than $50 through certain employer sponsored savings plans which are clients of a broker-dealer with which the Distributor has an agreement with respect to such purchases, no payments are made at the time of purchase. Financial intermediaries that receive distribution and/or service fees may in turn pay and/or reimburse all or a portion of these fees to their customers. During such periods as may from time to time be designated by the Distributor, the Distributor will pay an additional amount of up to 0.50% of the purchase price on sales of

Class C shares of all or selected Funds purchased to each participating broker which obtains purchase orders in amounts exceeding thresholds established from time to time by the Distributor.

In addition, after the time of shareholder purchase for sales of Class C shares made and services rendered to Class C shareholders, the Distributor expects to make annual payments to participating brokers as follows:

Fund	Annual Service Fee*	Annual Distribution Fee*	Total
Low Duration, Real Return, Municipal Bond and StocksPLUS® Funds	0.25%	0.45%	0.70%
Floating Income, Short-Term and Short Duration Municipal Income Funds	0.25%	0.25%	0.50%
Money Market Fund	0.10%	0.00%	0.10%
CommodityRealReturn Strategy, Developing Local Markets, Fundamental IndexPLUS™ TR, International StocksPLUS® TR Strategy (Unhedged), International StocksPLUS® TR Strategy (U.S. Dollar-Hedged, RealEstateRealReturn Strategy, NACM Global, NACM Pacific Rim, RCM Global EcoTrends, RCM Global Resources, RCM Global Small-Cap, RCM Global Water, RCM Healthcare, RCM Technology and RCM International Growth Equity Funds	0.25%	0.75%	1.00%
All other Funds	0.25%	0.65%	0.90%

*	Paid with respect to shares outstanding for one year or more (or a shorter period if the Distributor has an agreement with the broker to that effect) so long as such shares remain outstanding, and calculated as a percentage of the net asset value of such shares.

The Class C CDSC is currently waived in connection with certain redemptions as described above under “Alternative Purchase Arrangements—Waiver of Contingent Deferred Sales Charges.” For more information about the Class C CDSC, contact the Distributor at 1-800-426-0107.

No Sales Charge Alternative – Class R Shares

Class R shares are sold at their current net asset value without any initial sales charge. The full amount of the investor’s purchase payment will be invested in shares of the Fund(s). Class R shares are not subject to a CDSC upon redemption by an investor. For sales of Class R shares made and services rendered to Class R shareholders, the Distributor expects to make payments to participating brokers and, with respect to servicing fees, other financial intermediaries (which may include specified benefit plans, their service providers and their sponsors), at the time the shareholder purchases Class R shares, of up to 0.50% (representing up to 0.25% distribution fees and up to 0.25% servicing fees) of the purchase.

Information For All Share Classes

Brokers and other financial intermediaries provide varying arrangements for their clients to purchase and redeem Fund shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services and may independently establish and charge transaction fees and/or other additional amounts to their clients for such services, which charges would reduce clients’ return. Firms also may hold Fund shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Trusts’ transfer agent will have no information with respect to or control over accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their broker. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends.

The Distributor, the Funds’ administrators and their affiliates (and, in the case of series of the Multi-Strategy Trust, the Funds themselves) make payments to selected financial intermediaries (such as brokers or third-party administrators) for providing shareholder services to shareholders holding Fund shares in nominee or street name, including, without limitation, the following services: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports and shareholder notices and other SEC required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. These payments are made to financial intermediaries selected by the Distributor, the Administrator and/or their affiliates. The actual services provided, and the payments made for such services, vary from firm to firm. For these services, the Distributor, an administrator and their affiliates pay (i) annual per account charges that in the aggregate generally range from $0 to $6 per account, and in some cases up to $12 per account, for networking fees for NSCC-cleared accounts and from $13 to $19 per account for services to omnibus accounts, or (ii) an annual fee at a rate of up to 0.25%, and in some cases up to 0.35%, of the value of the assets in the relevant accounts. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Distributor, an administrator and their affiliates and may be in addition to any (i) distribution and/or servicing (12b-1) fees and (ii) revenue sharing or “shelf space” fees described elsewhere herein paid to such financial intermediaries. The payments described above may differ depending on the Fund and may vary from amounts paid to the Trusts’ transfer agents for providing similar services to other accounts. The Distributor and the Funds’ administrators do not audit the financial intermediaries to determine whether such intermediary is providing the services for which they are receiving such payments.

In addition, the Distributor, the Funds’ administrators and their affiliates from time to time make additional payments such as cash bonuses or provide other incentives to selected participating brokers and other financial intermediaries as compensation for the sale or servicing of Class A, Class B, Class C and Class R shares of the Funds including, without limitation, providing the Funds with “shelf space” or a higher profile for the financial intermediaries’ financial consultants and their customers, placing the Funds on the financial intermediaries’ preferred or recommended fund list, or otherwise identifying the Funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, granting the Distributor access to the financial intermediaries’ financial consultants (including through the firms’ intranet websites) in order to promote the Funds, promotions in communications with financial firms’ customers such as in the firms’ internet websites or in customer newsletters, providing assistance in training and educating the financial intermediaries’ personnel, and furnishing marketing support and other specified services. The actual services provided, and the payments made for such services, vary from firm to firm. These payments may be significant to the financial intermediaries and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial intermediaries at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial intermediaries. On some occasions, such payments are conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, all other series of any of the Trusts, other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Distributor also makes payments to certain participating financial intermediaries based upon factors such as the amount of assets a financial intermediary’s clients have invested in the Funds and the quality of the financial intermediary’s relationship with the Distributor, the Funds’ administrators and their affiliates.

The additional payments described above are made from the Distributor’s or administrator’s (or their affiliates’) own assets pursuant to agreements with financial intermediaries and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales. These payments are made to financial intermediaries selected by the Distributor, the administrators or their affiliates, generally to the financial intermediaries that have sold significant amounts of shares of the Funds. The level of payments made to a financial intermediary in any future year will vary and generally will not exceed the sum of (a) 0.10% of such year’s fund sales by that financial intermediary and (b) 0.06% of the assets attributable to that financial intermediary invested in equity funds sponsored by the Distributor and 0.03% of the assets invested in fixed-income funds sponsored by the Distributor. In certain cases, the payments described in the preceding sentence are subject to certain minimum payment levels. In some cases, in lieu of payments pursuant to the foregoing formulae, the Distributor, the administrators and their affiliates make payments of an agreed-upon amount which normally will not exceed the amount that would have been payable pursuant to the formulae. There are a few relationships on different bases. In some cases, in addition to the payments described above, the Distributor, the administrators and their affiliates will make payments for special events such as a conference or seminar sponsored by one of such financial intermediaries.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial intermediaries and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial intermediary and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.

Wholesale representatives of the Distributor, the administrators and their affiliates visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although the Funds use financial intermediaries that sell Fund shares to effect transactions for the Funds’ portfolios, the Fund, the Advisers and the Sub-Advisers will not consider the sale of Fund shares as a factor when choosing financial intermediaries to effect those transactions.

This Guide and the Retail Prospectuses should be read in connection with financial intermediaries’ material regarding their fees and services.

The sales charges and payments discussed in this Guide are subject to change by means of a new or supplemented Prospectus or Shareholders’ Guide. Unless otherwise noted, a change to a sales charge will not apply to shares purchased prior to the effective date of the change.

Exchange Privilege

Except with respect to exchanges for shares of Funds for which sales may be suspended to new investors or as provided in the applicable Retail Prospectus or in this Guide, a shareholder may exchange Class A, Class B, Class C and Class R shares of any Fund for the same Class of shares of any other Fund in an account with identical registration on the basis of their respective net asset values, minus any applicable Redemption Fee (see the subsection “Redemption Fees” under the section “How to Redeem” below), except that a sales charge will apply on exchanges of Class A shares of the Money Market Fund on which no sales charge was paid at the time of purchase. For Class R shares, specified benefit plans may also limit exchanges to Funds offered as investment options in the plan and exchanges may only be made through the plan administrator. Class A shares of the Money Market Fund may be exchanged for Class A shares of any other Fund, but the usual sales charges applicable to investments in such other Fund apply on shares for which no sales charge was paid at the time of purchase. There are currently no other exchange fees or charges. Exchanges are subject to any minimum initial purchase requirements for each share class of each Fund, except with respect to exchanges effected through the Trusts’ Auto-Exchange plan. An exchange will constitute a taxable sale for federal income tax purposes.

Investors who maintain their account with the Distributor may exchange shares by a written exchange request sent to Allianz Global Investors Distributors LLC, P.O. Box 9688, Providence, RI 02940-0926 or, unless the investor has specifically declined telephone exchange privileges on the account application or elected in writing not to utilize telephone exchanges, by a telephone request to the Distributor at 1-800-426-0107. Each Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and may be liable for any losses due to unauthorized or fraudulent instructions if it fails to employ such procedures. Each Trust will require a form of personal identification prior to acting on a caller’s telephone instructions, will provide written confirmations of such transactions and will record telephone instructions. Exchange forms are available from the Distributor at 1-800-426-0107 and may be used if there will be no change in the registered name or address of the shareholder. Changes in registration information or account privileges may be made in writing to the Transfer Agent, PFPC, Inc., P.O. Box 9688, Providence, RI 02940-9688, or by use of forms which are available from the Distributor. A signature guarantee is required. See “How to Buy Shares—Signature Guarantee.” Telephone exchanges may be made between 9:00 a.m., Eastern time and the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on any day the Exchange is open (generally weekdays other than normal holidays).

The Trusts reserve the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of an Adviser or a Fund’s Sub-Adviser, such transaction would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of “market timing” strategies may be deemed by an Adviser to be detrimental to a Trust or a particular Fund. Although the Trusts have no current intention of terminating or modifying the exchange privilege, each reserves the right to do so at any time. Except as otherwise permitted by the Securities and Exchange Commission, each Trust will give

60 days’ advance notice to shareholders of any termination or material modification of the exchange privilege. Because the Funds will not always be able to detect market timing activity, investors should not assume that the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, it is more difficult for the Funds to monitor trades that are placed by omnibus or other nominee accounts because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of the applicable Fund’s underlying beneficial owners. For further information about exchange privileges, contact your participating broker or call the Distributor at 1-800-426-0107.

With respect to Class B and Class C shares, or Class A shares subject to a CDSC, if less than all of an investment is exchanged out of a Fund, any portion of the investment exchanged will be from the lot of shares which would incur the lowest CDSC if such shares were being redeemed rather than exchanged.

Except as otherwise disclosed in the applicable Prospectus(es), shares that are received in an exchange will be subject to the same CDSC as the shares exchanged. For example, Class C shares that have a twelve-month CDSC period received in exchange for Class C shares that have an eighteen-month CDSC period will have the same CDSC period as the shares exchanged (in this case, eighteen months).

Shareholders should take into account the effect of any exchange on the applicability of any CDSC that may be imposed upon any subsequent redemption.

Investors may also select the Allianz Funds and PIMCO Funds Auto-Exchange plan which establishes automatic periodic exchanges. For further information on automatic exchanges see “How to Buy Shares—Allianz Funds and PIMCO Funds Auto-Exchange” above.

Abusive Trading Practices

The Trusts encourage shareholders to invest in the Funds as part of a long-term investment strategy and discourage excessive, short-term trading and other abusive trading practices, sometimes referred to as “market timing.” However, because the Trusts will not always be able to detect market timing or other abusive trading activity, investors should not assume that each Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds.

Certain of the Funds’ investment strategies may make the Funds more susceptible to market timing activities. For example, since certain Funds may invest in non-U.S. securities, they may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Funds’ non-U.S. portfolio securities and the determination of the Funds’ net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling fund shares at a price that does not reflect their true value. A similar risk exists for the Funds’ potential investment in securities of smaller capitalization companies, high-yield securities, securities of issuers located in emerging markets or high yield securities that are thinly traded and therefore may have actual values that differ from their market prices.

To discourage excessive, short-term trading and other abusive trading practices, the Trusts’ Boards of Trustees have adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to the Funds and their shareholders. Such activities may have a detrimental effect on the Funds and their shareholders. For example, depending upon various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of a Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of a Fund and its shareholders.

The Trusts seek to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, the Trusts impose redemption fees on shares of certain Funds redeemed or exchanged within a given period after their purchase. The purpose of redemption fees is to deter excessive, short-term trading and other abusive trading practices and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests. See “Redemption Fees” below for further information.

Second, to the extent that there is a delay between a change in the value of a mutual fund’s portfolio holdings, and the time when that change is reflected in the net asset value of the fund’s shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trusts seek to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of the Funds’ portfolio securities.

Third, the Trusts seek to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trusts and the Advisers each reserve the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trusts or of the Advisers, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trusts and their service providers may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price, and may also monitor for any attempts to improperly avoid the imposition of Redemption Fees. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Trusts and their service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trusts will consistently apply such methods, there can be no assurances that such activities can be detected, mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to the Fund on a net basis, conceal the identity of the individual investors from the Fund because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of each Fund’s underlying beneficial owners. This makes it more difficult for the Funds to identify short-term transactions in the

Funds. Although the Trusts and their service providers may seek to review trading activity at the omnibus account level in order to identify abusive trading practices with respect to the Funds, there can be no assurance of success in this regard.

How to Redeem

Class A, Class B, Class C or Class R shares may be redeemed through a participating broker, by telephone, by submitting a written redemption request directly to the Transfer Agent (for non-broker accounts) or through an Automatic Withdrawal Plan or Allianz Funds and PIMCO Funds Fund Link, if available. Class R shares may be redeemed only through the plan administrator, and not directly by the plan participant.

A CDSC may apply to a redemption of Class A, Class B or Class C shares. See “Alternative Purchase Arrangements” above. Shares are redeemed at their net asset value next determined after a redemption request has been received as described below, less any applicable CDSC and the Redemption Fee. There is no charge by the Distributor (other than an applicable CDSC) with respect to a redemption; however, a participating broker who processes a redemption for an investor may charge customary commissions for its services (which may vary). Dealers and other financial services firms are obligated to transmit orders promptly. Requests for redemption received by dealers or other firms prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on a regular business day and received by the Distributor prior to the close of the Distributor’s business day will be confirmed at the net asset value effective at the closing of the Exchange on that day, less any applicable CDSC.

Other than an applicable CDSC or Redemption Fee (see the subsection “Redemption Fees” below), a shareholder will not pay any special fees or charges to a Trust or the Distributor when the shareholder sells his or her shares. However, if a shareholder sells his or her shares through their broker, dealer or other financial intermediary, that firm may charge the shareholder a commission or other fee for processing the shareholder’s redemption request.

Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trusts may suspend redemptions or postpone payments for more than seven days, as permitted by law.

Direct Redemption

A shareholder’s original account application permits the shareholder to redeem by written request and by telephone (unless the shareholder specifically elects not to utilize telephone redemptions) and to elect one or more of the additional redemption procedures described below.

A shareholder may change the instructions indicated on his original account application, or may request additional redemption options, only by transmitting a written direction to the Transfer Agent. Requests to institute or change any of the additional redemption procedures will require a signature guarantee.

Redemption proceeds will normally be mailed to the redeeming shareholder within seven days or, in the case of wire transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption proceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer.

Written Requests

To redeem shares in writing (whether or not represented by certificates), a shareholder must send the following items to the Transfer Agent, PFPC, Inc., P.O. Box 9688, Providence, RI 02940-9688:

(1)	a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent’s records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

(2)	for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under “How to Buy Shares—Signature Guarantee”;

(3)	any share certificates issued for any of the shares to be redeemed (see “Certificated Shares” below); and

(4)	any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record.

Transfers of shares are subject to the same requirements. A signature guarantee is not required for a redemption requested by and payable to all shareholders of record for the account that is to be sent to the address of record for that account. To avoid delay in redemption or transfer, shareholders having any questions about these requirements should contact the Transfer Agent in writing or call the Distributor at 1-800-426-0107 before submitting a request. Redemption or transfer requests will not be honored until all required documents have been completed by the shareholder and received by the Transfer Agent. This redemption option does not apply to shares held in broker “street name” accounts. Shareholders whose shares are held in broker “street name” accounts must redeem through their broker. Plan participants must redeem through their plan administrator.

If the proceeds of the redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent’s records or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described above, except that the Distributor may waive the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified specified benefit plan, the administrator for which has an agreement with the Distributor.

Telephone Redemptions

Each Trust accepts telephone requests for redemption of uncertificated shares, except for investors who have specifically declined telephone redemption privileges on the account application or elected in writing not to utilize telephone redemptions. The proceeds of a telephone redemption will be sent to the record shareholder at his record address. Changes in account information must be made in a written authorization with a signature guarantee. See “How to Buy Shares—Signature Guarantee.” Telephone redemptions will not be accepted during the 30-day period following any change in an account’s record address. This redemption option does not apply to shares held in broker “street name” accounts. Shareholders whose shares are held in broker “street name” accounts must redeem through their broker. Plan participants must redeem through their plan administrator.

By completing an account application, an investor agrees that the applicable Trust, the Distributor and the Transfer Agent shall not be liable for any loss incurred by the investor by reason of the Trust accepting unauthorized telephone redemption requests for his account if the Trust reasonably believes the instructions to be genuine. Thus, shareholders risk possible losses in the event of a telephone redemption not authorized by them. Each Trust may accept telephone redemption instructions from any person identifying himself as the owner of an account or the owner’s broker where the owner has not declined in writing to utilize this service. Each Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and may be liable for any losses due to unauthorized or fraudulent instructions if it fails to employ such procedures. Each Trust will require a form of personal identification prior to acting on a caller’s telephone instructions, will provide written confirmations of such transactions and will record telephone instructions.

A shareholder making a telephone redemption should call the Distributor at 1-800-426-0107 and state (i) the name of the shareholder as it appears on the Transfer Agent’s records, (ii) his account number with the applicable Trust, (iii) the amount to be withdrawn and (iv) the name of the person requesting the redemption. Usually the proceeds are sent to the investor on the next Trust business day after the redemption is effected, provided the redemption request is received prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange that day. If the redemption request is received after the close of the New York Stock

Exchange, the redemption is effected on the following Trust business day at that day’s net asset value and the proceeds are usually sent to the investor on the second following Trust business day. Each Trust reserves the right to terminate or modify the telephone redemption service at any time. During times of severe disruptions in the securities markets, the volume of calls may make it difficult to redeem by telephone, in which case a shareholder may wish to send a written request for redemption as described under “Written Requests” above. Telephone communications may be recorded by the Distributor or the Transfer Agent.

Fund Link Redemptions

If a shareholder has established Fund Link, the shareholder may redeem shares by telephone and have the redemption proceeds sent to a designated account at a financial institution. Fund Link is normally established within 45 days of receipt of a Fund Link application by the Transfer Agent. To use Fund Link for redemptions, call the Distributor at 1-800-426-0107. Subject to the limitations set forth above under “Telephone Redemptions,” the Distributor, a Trust and the Transfer Agent may rely on instructions by any registered owner believed to be genuine and will not be responsible to any shareholder for any loss, damage or expense arising out of such instructions. Requests received by the Transfer Agent prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on a business day will be processed at the net asset value on that day and the proceeds (less any CDSC) will normally be sent to the designated bank account on the following business day and received by the bank on the second or third business day. If the redemption request is received after the close of regular trading on the New York Stock Exchange, the redemption is effected on the following business day. Shares purchased by check may not be redeemed through Fund Link until such shares have been owned (i.e., paid for) for at least 15 days. Fund Link may not be used to redeem shares held in certificated form.

Changes in bank account information must be made by completing a new Fund Link application, signed by all owners of record of the account, with all signatures guaranteed. See “How to Buy Shares—Signature Guarantee.” See “How to Buy Shares—Allianz Funds and PIMCO Funds Fund Link” for information on establishing the Fund Link privilege. Any of the Trusts may terminate the Fund Link program at any time without notice to its shareholders. This redemption option does not apply to shares held in broker “street name” accounts. Shareholders whose shares are held in broker “street name” accounts must redeem through their broker. Plan participants must redeem through their plan administrator. Fund Link may not be available to all Funds and/or share classes at the option of the Distributor.

Allianz Funds and PIMCO Funds Automated Telephone System

Allianz Funds and PIMCO Funds Automated Telephone System (“ATS”) is an automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone telephone. ATS may be used on already-established Fund accounts after the shareholder obtains a Personal Identification Number (PIN) by calling the special ATS number: 1-800-223-2413.

Purchasing Shares. A shareholder may purchase shares by telephone by calling 1-800-223-2413. A shareholder must have established ATS privileges to link the shareholder’s bank account with the Fund to pay for these purchases.

Exchanging Shares. With the Allianz Funds and PIMCO Funds Exchange Privilege, a shareholder can exchange shares automatically by telephone from the shareholder’s Fund Link Account to another Allianz Funds or PIMCO Funds account the shareholder has already established by calling 1-800-223-2413. Please refer to “Exchange Privilege” for details.

Redemptions. A shareholder may redeem shares by telephone automatically by calling 1-800-223-2413 and the Fund will send the proceeds directly to the shareholder’s Fund bank account. Please refer to “How to Redeem” for details.

Plan participants must process their transactions through their plan administrator, and may not use ATS.

Expedited Wire Transfer Redemptions

If a shareholder has given authorization for expedited wire redemption, shares can be redeemed and the proceeds sent by federal wire transfer to a single previously designated bank account. Requests received by a Trust prior to the close of the New York Stock Exchange will result in shares being redeemed that day at the next determined net asset value (less any CDSC or Redemption Fee). Normally the proceeds will be sent to the designated bank account the following business day. The bank must be a member of the Federal Reserve wire system. Delivery of the proceeds of a wire redemption request may be delayed by the applicable Trust for up to seven days if the Distributor deems it appropriate under then current market conditions. Once authorization is on file with a Trust, such Trust will honor requests by any person identifying himself as the owner of an account or the owner’s broker by telephone at 1-800-426-0107 or by written instructions. A Trust cannot be responsible for the efficiency of the Federal Reserve wire system or the shareholder’s bank. None of the Trusts currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder’s bank. The minimum amount that may be wired is $2,500. Each Trust reserves the right to change this minimum or to terminate the wire redemption privilege. Shares purchased by check may not be redeemed by wire transfer until such shares have been owned (i.e., paid for) for at least 15 days. Expedited wire transfer redemptions may be authorized by completing a form available from the Distributor. Wire redemptions may not be used to redeem shares in certificated form. To change the name of the single bank account designated to receive wire redemption proceeds, it is necessary to send a written request with signatures guaranteed to Allianz Global Investors Distributors LLC, P.O. Box 9688, Providence, RI 02940-0926. See “How to Buy Shares—Signature Guarantee.” This redemption option does not apply to shares held in broker “street name” accounts. Shareholders whose shares are held in broker “street name” accounts must redeem through their broker. Plan participants must redeem through their plan administrator.

Certificated Shares

To redeem shares for which certificates have been issued, the certificates must be mailed to or deposited with the applicable Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under “How to Buy Shares—Signature Guarantee.” Further documentation may be requested from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians (“institutional account owners”). The redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

Automatic Withdrawal Plan

An investor who owns or buys shares of a Fund having a net asset value of $10,000 or more may open an Automatic Withdrawal Plan and have a designated sum of money (not less than $100 per Fund) paid monthly (or quarterly) to the investor or another person. Such a plan may be established by completing the appropriate section of the account application or by obtaining an Automatic Withdrawal Plan application from the Distributor or your broker. If an Automatic Withdrawal Plan is set up after the account is established providing for payment to a person other than the record shareholder or to an address other than the address of record, a signature guarantee is required. See “How to Buy Shares—Signature Guarantee.” In the case of Uniform Gifts to Minors or Uniform Transfers to Minors accounts, the application must state that the proceeds will be for the beneficial interest of the minor. Class A, Class B and Class C shares of any Fund are deposited in a plan account and all distributions are reinvested in additional shares of the particular class of the Fund at net asset value. Shares in a plan account are then redeemed at net asset value (less any applicable CDSC) to make each withdrawal payment. Any applicable CDSC may be waived for certain redemptions under an Automatic Withdrawal Plan. See “Alternative Purchase Arrangements—Waiver of Contingent Deferred Sales Charges.”

Redemptions for the purpose of withdrawals are ordinarily made on the business day selected by the investor at that day’s closing net asset value. Checks are normally mailed on the following business day. If the date selected by the investor falls on a weekend or holiday, the Transfer Agent will normally process the redemption on the preceding business day. Payment will be made to any person the investor designates; however, if the shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fiduciary, except in the case of a profit-sharing or pension plan where payment will be made to the designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with an Automatic Withdrawal Plan may result in a gain or loss for tax purposes. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The maintenance of an Automatic Withdrawal Plan concurrently with purchases of additional shares of the Fund would be disadvantageous to the investor because of the CDSC that may become payable on such withdrawals in the case of Class

A, Class B or Class C shares and because of the initial sales charge in the case of Class A shares. For this reason, the minimum investment accepted for a Fund while an Automatic Withdrawal Plan is in effect for that Fund is $1,000, and an investor may not maintain a plan for the accumulation of shares of the Fund (other than through reinvestment of distributions) and an Automatic Withdrawal Plan at the same time. The Trusts or the Distributor may terminate or change the terms of the Automatic Withdrawal Plan at any time.

Because the Automatic Withdrawal Plan may involve invasion of capital, investors should consider carefully with their own financial advisers whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The Trusts and the Distributor make no recommendations or representations in this regard.

Redemption Fees

As set forth in the relevant Prospectuses, investors in Class A, Class B, Class C and Class R shares of the Funds listed below are subject to a redemption fee, equal to 2.00% of the net asset value of the shares redeemed or exchanged (based upon the total redemption proceeds after any applicable deferred sales charges), on redemptions and exchanges made by the investor within a certain number of days after the shares’ acquisition (whether by purchase or exchange) (the “Redemption Fee”).

The following table indicates the applicable holding period for each Fund, if any. Shares redeemed or exchanged before the expiration of the holding period will be subject to the Redemption Fee. A new holding period begins on the day following each acquisition of shares through a purchase or exchange (other than a Share Class Conversion (as defined below)).

Fund	Holding Period

All Asset, All Asset All Authority, Floating Income, Fundamental IndexPLUSTM TR, Income, Investment Grade Corporate Bond, StocksPLUS®, StocksPLUS® Total Return, StocksPLUS® TR Short Strategy, Allianz Global Investors Multi-Style, CCM Capital Appreciation, CCM Focused Growth, CCM Mid-Cap, NACM Growth, NACM Income & Growth, NACM Mid-Cap Growth, NFJ All-Cap Value, NFJ Dividend Value, NFJ Large-Cap Value, NFJ Mid-Cap Value, NFJ Small-Cap Value, OCC Renaissance, OCC Small-Cap Value, OCC Value, OCC Equity Premium Strategy, OCC Growth, OCC Opportunity, OCC Target, RCM Large-Cap Growth, RCM Strategic Growth and RCM Mid-Cap Funds

7 days

CommodityRealReturn Strategy, Developing Local Markets, Diversified Income, Emerging Local Bond, Emerging Markets Bond, Foreign Bond (Unhedged), Foreign Bond (U.S. Dollar-Hedged), Global Bond (U.S. Dollar-Hedged), High Yield, High Yield Municipal Bond, International StocksPLUS® TR Strategy (Unhedged), International StocksPLUS® TR Strategy (U.S. Dollar Hedged), Long-Term U.S. Government, RealEstateRealReturn Strategy, Small Cap StocksPLUS® TR, Unconstrained Bond, NACM Emerging Markets Opportunities, NACM Global, NACM International, NACM Pacific Rim, NFJ International Value, RCM Biotechnology, RCM Global EcoTrends, RCM Global Resources, RCM Global Small-Cap, RCM Global Water, RCM Healthcare, RCM Technology and RCM International Growth Equity Funds

30 days

Redemption fees are not currently imposed on redemptions and exchanges of the California Intermediate Municipal Bond, California Short Duration Municipal Income, GNMA, Low Duration, Money Market, Mortgage-Backed Securities, Municipal Bond, New York Municipal Bond, Real Return, RealRetirement 2010, RealRetirement 2020, RealRetirement 2030, RealRetirement 2040, RealRetirement 2050, Short Duration Municipal Income, Short-Term and Total Return Funds.

When calculating the redemption fee, shares that are not subject to a redemption fee (“Free Shares”), including, but not limited to, shares acquired through the reinvestment of dividends and distributions, will be considered redeemed first. If Free Shares are not sufficient to fulfill the redemption order, and in cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which additional shares are being redeemed, and therefore whether a Redemption Fee is payable. As a result, Free Shares will be redeemed prior to Fund shares that are subject to the fee. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the applicable Fund for the purpose of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

A new 7-day time period, or 30-day period where applicable, begins with the day following each acquisition of shares through a purchase or exchange (other than a Share Class Conversion (as defined below)). For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 5 days after the purchase of the Fund A shares, followed in 5 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). With respect to a Share Class Conversion (as defined below), a shareholder’s holding period for the class of shares purchased will include the holding period of the other class of shares redeemed.

Redemption Fees are not paid separately, but are deducted from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Advisers, a Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges.

The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices, as described above under “Abusive Trading Practices,” and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. There is no assurance that the use of Redemption Fees will be successful in this regard.

Waivers of Redemption Fees. The Funds have elected not to impose the redemption fee in the following situations:

•	redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;

•	redemptions or exchanges in connection with a systematic withdrawal plan (including an automatic exchange plan);

•	certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans (see below for details);

•	redemptions or exchanges in a discretionary asset allocation or wrap program (“wrap programs”) that are made as a result of a full withdrawal from the wrap program;

•	redemptions or exchanges that are initiated by the sponsor of a program as part of a periodic rebalancing, provided that such rebalancing occurs no more frequently than monthly;

•

redemptions or exchanges by “Lifestyle Funds” (funds that have a predetermined asset mix tailored to the level of risk and return desired by particular investors) or participant accounts in defined contribution plans utilizing a similar model;

•

redemptions or exchanges in connection with required minimum distributions from a wrap program, an IRA, a participant-directed retirement plan or any other employee benefit plan or account qualified under Section 401 of the Code;

•	redemptions or exchanges in connection with distributions from a 529 plan;

•	involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment in the Funds, or to pay shareholder fees;

•	redemptions and exchanges effected by other mutual funds that are sponsored by an Adviser or its affiliates; and

•	otherwise as an Adviser or the Trusts may determine in their sole discretion.

Additionally, no redemption fee applies to a redemption of shares of any class of shares of a Fund where the entirety of the proceeds of such redemption are immediately invested in another share class of the same Fund (a “Share Class Conversion”).

Applicability of Redemption Fees in Certain Participant-Directed Retirement Plans. Redemption fees will not apply to the following transactions in participant-directed retirement plans (such as 401(k), 403(b), 457 and Keogh plans): 1) where the shares being redeemed were purchased with new contributions to the plan (e.g., payroll contributions, employer contributions, loan repayments); 2) redemptions made in connection with taking out a loan from the plan; 3) redemptions in connection with death, disability, forfeiture, hardship withdrawals, or Qualified Domestic Relations Orders; 4) redemptions made by a defined contribution plan in connection with a termination or restructuring of the plan; 5) redemptions made in connection with a participant’s termination of employment or 6) redemptions or exchanges where the application of a Redemption Fee would cause a Fund, or an asset allocation program of which a Fund is a part, to fail to be considered a “qualified default investment alternative” under the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations thereunder. Redemption Fees generally will apply to other participant-directed redemptions and exchanges. For example, if a participant exchanges shares of Fund A that were purchased with new contributions, into Fund B, a redemption fee would not apply to that exchange. However, any subsequent participant-directed exchange of those shares from Fund B into Fund A or another fund may be subject to redemption fees, depending upon the holding period and subject to the exceptions described in this paragraph.

Retirement plan sponsors, participant recordkeeping organizations and other financial intermediaries may also impose their own restrictions, limitations or fees in connection with transactions in the Funds’ shares in lieu of or in addition to the restrictions discussed above. These other restrictions may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any differences in how the redemption fee is applied to your investments in the Funds, and whether any additional restrictions, limitations or fees are imposed in connection with transactions in Fund shares.

The Trusts may eliminate or modify the waivers enumerated above at any time, in their sole discretion. Shareholders will receive 60 days’ notice of any material changes to the Redemption Fee, unless otherwise permitted by law.

Redemptions In Kind

Each Trust agrees to redeem shares of its Funds solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, each Trust reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Except for Funds with a tax-efficient management strategy, it is highly unlikely that shares would ever be redeemed in kind. When shares are redeemed in kind, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Allianz Funds, Allianz Multi-Strategy Funds and PIMCO Funds

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, NY 10105

1-800-426-0107

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Your Vote is important!

And now you can Vote on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-866-241-6192 or go to website: https://www.proxy-direct.com

3. Enter the 14-digit number located in the shaded box from your Voting Instruction Card.

4. Follow the recorded or on-screen directions.

5. Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

PROXY	ALLIANZ FUNDS	PROXY
RCM Biotechnology Fund
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD OCTOBER 7, 2008

The undersigned hereby appoints William V. Healey, Thomas J. Fuccillo, and Richard Kirk, and each of them separately, proxies with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of RCM Biotechnology Fund, on October 7, 2008 at 10:00 a.m. Eastern time, and at any adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

VOTE VIA THE INTERNET: https://www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192

NOTE: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, Trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature(s)(if held jointly):

Signature

Signature

Date	19164_RCM081208_A

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Please detach at perforation before mailing.

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.

IF YOU DO NOT INDICATE A CHOICE, YOUR RETURN OF THE SIGNED FORM SHALL BE CONSIDERED AS INSTRUCTIONS TO VOTE “FOR” APPROVAL OF THE PROPOSAL. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Trustees recommend a vote FOR the proposal. If any other matter properly comes before the Special Meeting of Shareholders, Allianz will vote in accordance with its best judgment.

PLEASE MARK VOTES AS IN THIS EXAMPLE:  ¢

FOR	AGAINST	ABSTAIN

1.       To approve or disapprove an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Biotechnology Fund to the RCM Wellness Fund (the “Wellness Fund”), in exchange for shares of the Wellness Fund, and the assumption by the Wellness Fund of all of the liabilities of the Biotechnology Fund, and the distribution of such shares to the shareholders of the Biotechnology Fund in complete liquidation of the Biotechnology Fund, all as described in more detail in the attached Prospectus/Proxy Statement. Both funds are series of Allianz Funds (the “Trust”).

2.       To consider and act upon such other matters as may properly come before the Meeting and any adjourned session thereof.

☐	☐	☐

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

19164_RCM081208_A